UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01027

Name of Registrant:	Vanguard World Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: August 31

Date of reporting period: September 1, 2021—August 31, 2022

Item 1: Reports to Shareholders

Annual Report   |   August 31, 2022
Vanguard U.S. Growth Fund

Contents
Your Fund’s Performance at a Glance	1
Advisors' Report	2
About Your Fund’s Expenses	7
Performance Summary	9
Financial Statements	11
Trustees Approve Advisory Arrangement	29
Liquidity Risk Management	31
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard U.S. Growth Fund returned –35.32% for Investor Shares and –35.26% for Admiral Shares for the 12 months ended August 31, 2022. The fund’s benchmark returned –19.06%.
•	The investment outlook grew more challenging during the 12 months. Sentiment deteriorated as inflation soared to multidecade highs, fueled in part by higher energy and food prices in the wake of Russia’s invasion of Ukraine. The Federal Reserve reacted by raising interest rates, which pushed borrowing costs higher and sparked fears of recession.
•	Value stocks generally outperformed growth stocks for the period, while large-capitalization stocks outperformed small-caps. U.S. stocks generally declined, though not as much as international stocks did.
•	Nine of the fund’s 11 sectors declined by double digits. Consumer staples was slightly negative, while the lone positive sector for the period was energy, which was underweight compared with the benchmark. Information technology, consumer discretionary, and health care were the fund’s largest relative detractors.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-12.96%	12.14%	11.61%
Russell 2000 Index (Small-caps)	-17.88	8.59	6.95
Russell 3000 Index (Broad U.S. market)	-13.28	11.90	11.29
FTSE All-World ex US Index (International)	-19.00	3.48	2.12
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-11.65%	-2.01%	0.54%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-8.63	-0.83	1.28
FTSE Three-Month U.S. Treasury Bill Index	0.44	0.56	1.10
CPI
Consumer Price Index	8.26%	4.90%	3.82%
1

Advisors’ Report
For the 12 months ended August 31, 2022, Vanguard U.S. Growth Fund returned −35.32% for Investor Shares and −35.26% for Admiral Shares. It underperformed its benchmark, the Russell 1000 Growth Index, which returned −19.06%. Your fund is managed by four advisors. The use of multiple independent advisors enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The table on page 6 presents the advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies. Each advisor has also prepared a discussion of the investment environment during the fiscal year and of how the portfolio’s positioning reflects this assessment. These reports were prepared on September 15, 2022.
Wellington Management Company llp
Portfolio Manager:
Andrew J. Shilling, CFA,
Senior Managing Director
We aim for our portion of the portfolio to outperform growth benchmarks and, over the longer term, the broader market. Our investment approach is based on identifying companies with a clear competitive advantage that will enable them to sustain above-average growth. We take a long-term perspective because we believe that investors often underestimate the potential for growth.
U.S. equities, as measured by the Standard & Poor’s 500 Index, returned −11.23% for the 12 months. Value stocks outperformed growth stocks, and large-capitalization stocks declined less than small-caps.
The largest relative detractors included Tesla, a leading electric vehicle manufacturer; Block, a mobile payment company; and UiPath, a vendor of enterprise automation software.
Notable relative contributors to performance included UnitedHealth Group, a managed care company; Constellation Brands, a producer and marketer of beer, wine, and spirits; and a lack of exposure to Netflix, a U.S.-based global entertainment company providing subscription-based streaming media.
In terms of positioning by sector, the portfolio ended the period most overweight in information technology and financials and most underweight in consumer staples and consumer discretionary.
We remain true to our process, seeking to invest in companies with deep competitive advantages, strong balance sheets, experienced management teams, and the ability to sustain above-average growth.

2

Jennison Associates LLC
Portfolio Managers:
Kathleen A. McCarragher, Managing Director
Blair A. Boyer, Managing Director
Over the past 12 months, the investment backdrop shifted from one of stimulus to one of high inflation and tightening financial conditions. U.S. equity markets ended 2021 at record highs, but surprisingly high inflation spurred the Federal Reserve to pivot to a tightening stance late in the year, leading to a spike in Treasury yields and a re-pricing of risk, which weighed heavily on higher-valuation, higher-growth stocks. These pressures persisted throughout the first half of 2022, exacerbated by the war in Ukraine and COVID-19 lockdowns in China, leading to widespread concerns about global growth and the S&P 500’s worst first-half performance in over 50 years.
The strategy’s underperformance for the period reflects this re-pricing of risk and a small number of fundamental disappointments. Holdings in IT and internet media were the largest detractors. Specifically, Shopify, Netflix, and Snap released disappointing results, with elevated uncertainty about their growth outlooks. We exited the positions in Shopify and Snap during the period.
On the positive side, Tesla was a solid performer. We continue to expect the company to deliver above-consensus earnings over the next several years. Eli Lilly and UnitedHealth also added value, benefiting in part from the relative defensiveness of the health care sector.
We adjusted the portfolio during the period in response to elevated risk and lower growth expectations. That said, secular growth remains the driving force behind our holdings. Specifically, we reduced positions in companies that benefited disproportionately from the pandemic, as well as social media and select consumer companies, and added to more economically defensive positions in sectors such as health care.
While the past 12-month period was particularly challenging, we remain confident in the potential for the secular growth companies that we invest in to deliver superior results and generate strong returns for shareholders over the long term.
Baillie Gifford Overseas Ltd.
Portfolio Managers:
Tom Slater, Investment Manager, Partner
Gary Robinson, Investment Manager, Partner
The COVID-19 pandemic has contributed to rising inflation, disrupted supply chains, and created uncertainty over what a “new normal” looks like. The war in Ukraine and rising geopolitical tensions have added to concerns. Grounds for optimism remain; innovation is flourishing in many sectors. This is underpinned by the broadening technology revolution, a trend that we expect to continue irrespective of the economic backdrop.
3

This environment proved challenging in share-price terms for technology-focused businesses, especially for those investing heavily to realize their growth potential.
Two online retail businesses, Shopify and Wayfair, were among the largest detractors. We expect both to be among the consolidators as retail shifts online, and they are well-placed to weather tougher operating conditions. The mRNA platform pioneer Moderna also detracted, but we see far more value in its vaccines and drug pipeline than the current share price implies.
We reassessed holdings closely in recognition of changing demand and tighter financing. Turnover remained low, which reflected our high ongoing conviction. We reduced consumer-facing positions, such as the advertising business The Trade Desk and the furnishing retailer Wayfair. We sold our holding in the online car dealership Vroom. Indiscriminate share-price declines provided opportunities to expand positions in which our conviction is rising, including the education business Duolingo and cloud software business Snowflake. We established a new holding in the virtual community Roblox.
Tesla contributed to returns, scaling its vehicle manufacturing while other carmakers struggled with disrupted supply chains. We think that Tesla’s potential in transport and energy remains seriously underappreciated.
We remain convinced that innovation will drive progress as businesses shift to the cloud, as personalized health care becomes affordable, as access to learning expands, and as energy is reimagined. This will produce wonderful opportunities for patient investors. Great companies can be forged in difficult times. And we’re looking for them.
Vanguard Quantitative Equity Group
Portfolio Manager:
Cesar Orosco, CFA
The investment outlook grew more challenging during the past 12 months. Sentiment deteriorated as inflation soared to multidecade highs, fueled in part by higher energy and food prices in the wake of Russia’s invasion of Ukraine. The Federal Reserve reacted by raising interest rates, which pushed borrowing costs higher and sparked fears of recession. In general, value stocks outperformed growth stocks, while large-cap stocks outperformed small-caps.
Although it’s important to understand how overall performance is affected by such macro factors, our approach to investing focuses on specific fundamentals. We believe that attractive stocks exhibit several key characteristics, including high quality—healthy balance sheets and steady cash-flow generation; effective management decisions—sound investment policies that favor internal over external funding; consistent earnings growth—the ability to grow earnings year after year; strong market sentiment—market confirmation of our view; and reasonable valuation—shares that are not overpriced. We recently added
4

a sixth criterion, a defensive model that evaluates heavily shorted stocks, as this can signal concerns over future company prospects.
Using these six themes, we generate a daily composite stock ranking. We then monitor our portfolio based on those rankings and adjust when appropriate to maximize expected returns while minimizing exposure to risks that our research indicates don’t improve returns (such as industry selection and other risks relative to our benchmark).
Quantitative strategies have greater exposure to systematically measurable company fundamentals, and our portion of the portfolio outperformed thanks to the market’s rewarding those elements during the fiscal year. Our defensive, growth, management decisions, and yields models contributed to our relative performance, while our momentum and quality models detracted.
Significant results came from information technology, primarily within the software subsector. Our portfolio also benefited from our positions in consumer discretionary and health care. Our stock selection in consumer staples and financials detracted from performance.
At the stock level, top contributors included overweight positions in EOG Resources (energy), McKesson (health care), and H&R Block (consumer discretionary) and underweight positions in PayPal (IT) and Netflix (communication services). The largest detractors were overweight positions in Block (IT) and Meta (communication services) and underweight positions in AbbVie (health care) and in PepsiCo and Coca-Cola (both in consumer staples).
5

Vanguard U.S. Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management Company LLP	31	10,729	Employs proprietary fundamental research and a rigorous valuation discipline in an effort to invest in high-quality, large-cap, sustainable-growth companies. The investment approach is based on the belief that stock prices often overreact to short-term trends and that bottom-up, intensive research focused on longer-term fundamentals can be used to identify stocks that will outperform the market over time.
Jennison Associates LLC	30	10,105	Uses a research-driven, fundamental investment approach to identify and invest in companies with sustainable competitive advantages that we believe can create long-term growth in economic value and generate superior returns for shareholders.
Baillie Gifford Overseas Ltd.	19	6,645	Uses an active, bottom-up approach to identify exceptional growth companies and own them for long periods. Such companies have special cultures, address large market opportunities, and enjoy sustainable competitive advantages. This approach is based on the belief that these factors drive long-term returns, and a long investment horizon enables the inherent asymmetry of equity market returns to be captured.
Vanguard Quantitative Equity Group	19	6,636	Employs a quantitative fundamental management approach, using models that assess valuation, market sentiment, earnings quality and growth, and management decisions of companies versus their peers.
Cash Investments	1	367	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.
6

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
7

Six Months Ended August 31, 2022
	Beginning Account Value 2/28/2022	Ending Account Value 8/31/2022	Expenses Paid During Period
Based on Actual Fund Return
U.S. Growth Fund
Investor Shares	$1,000.00	$806.80	$1.37
Admiral™ Shares	1,000.00	807.20	0.91
Based on Hypothetical 5% Yearly Return
U.S. Growth Fund
Investor Shares	$1,000.00	$1,023.69	$1.53
Admiral Shares	1,000.00	1,024.20	1.02
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.30% for Investor Shares and 0.20% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
8

U.S. Growth Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2012, Through August 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
U.S. Growth Fund Investor Shares	-35.32%	11.52%	13.59%	$35,764
Russell 1000 Growth Index	-19.06	14.78	15.09	40,783
Dow Jones U.S. Total Stock Market Float Adjusted Index	-13.73	11.16	12.66	32,942

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
U.S. Growth Fund Admiral Shares	-35.26%	11.63%	13.73%	$181,001
Russell 1000 Growth Index	-19.06	14.78	15.09	203,915
Dow Jones U.S. Total Stock Market Float Adjusted Index	-13.73	11.16	12.66	164,710
See Financial Highlights for dividend and capital gains information.
9

U.S. Growth Fund
Fund Allocation
As of August 31, 2022
Communication Services	8.7%
Consumer Discretionary	21.7
Consumer Staples	3.2
Energy	1.0
Financials	3.4
Health Care	13.6
Industrials	5.0
Information Technology	41.8
Materials	0.4
Real Estate	1.2
Utilities	0.0
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
10

U.S. Growth Fund
Financial Statements
Schedule of Investments
As of August 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (96.9%)
Communication Services (8.4%)
*	Alphabet Inc. Class C	11,546,416	1,260,291
*	Alphabet Inc. Class A	5,440,193	588,738
*	Netflix Inc.	1,375,782	307,570
*	Meta Platforms Inc. Class A	932,979	152,010
*	ZoomInfo Technologies Inc. Class A	3,014,188	136,905
*	Roku Inc.	1,644,001	111,792
*	Roblox Corp. Class A	2,641,014	103,290
*	Spotify Technology SA	639,190	69,128
*	Pinterest Inc. Class A	2,972,305	68,482
*	Snap Inc. Class A	5,293,965	57,598
*	Charter Communications Inc. Class A	46,166	19,050
	Nexstar Media Group Inc. Class A	42,969	8,221
*	TripAdvisor Inc.	251,473	5,985
*	Altice USA Inc. Class A	511,427	5,114
*	Playtika Holding Corp.	434,418	4,575
*	Madison Square Garden Sports Corp.	20,006	3,206
	World Wrestling Entertainment Inc. Class A	20,619	1,402
			2,903,357
Consumer Discretionary (21.0%)
*	Amazon.com Inc.	18,458,019	2,339,923
*	Tesla Inc.	7,285,269	2,007,893
	LVMH Moet Hennessy Louis Vuitton SE	424,146	273,688
*	MercadoLibre Inc.	314,710	269,190
*	Lululemon Athletica Inc.	817,934	245,347
*	Airbnb Inc. Class A	2,064,123	233,494
	NIKE Inc. Class B	2,170,021	230,999
	Home Depot Inc.	738,738	213,067
*,1	Chewy Inc. Class A	3,635,272	124,799
*,1	Wayfair Inc. Class A	2,292,785	120,853
	Marriott International Inc. Class A	755,194	116,104
	Hilton Worldwide Holdings Inc.	854,088	108,777
*	DoorDash Inc. Class A	1,433,885	85,890
*	Chegg Inc.	4,322,721	85,071
	Lowe's Cos. Inc.	405,950	78,811
*,1	Duolingo Inc.	790,397	74,313
*	Etsy Inc.	655,379	69,215
		Shares	Market Value• ($000)
*	Coursera Inc.	5,183,577	59,611
	TJX Cos. Inc.	860,116	53,628
*	Rivian Automotive Inc. Class A	1,612,154	52,734
*	O'Reilly Automotive Inc.	62,459	43,541
*,1	Carvana Co. Class A	1,163,576	38,386
	H&R Block Inc.	821,810	36,981
	Boyd Gaming Corp.	642,616	34,978
	McDonald's Corp.	125,755	31,725
*	AutoZone Inc.	14,528	30,788
*	Peloton Interactive Inc. Class A	2,875,734	29,304
	Tapestry Inc.	778,415	27,034
	Toll Brothers Inc.	490,917	21,497
	Bath & Body Works Inc.	505,278	18,862
*	Ulta Beauty Inc.	43,905	18,434
*	Six Flags Entertainment Corp.	416,962	9,236
*	NVR Inc.	2,222	9,199
	Tractor Supply Co.	47,362	8,769
	PulteGroup Inc.	169,549	6,894
	Travel + Leisure Co.	133,145	5,645
*	Expedia Group Inc.	46,416	4,765
	Starbucks Corp.	51,567	4,335
	Wendy's Co.	205,847	3,948
*	Chipotle Mexican Grill Inc. Class A	1,335	2,132
	Williams-Sonoma Inc.	11,186	1,664
*	Dollar Tree Inc.	10,894	1,478
*	Booking Holdings Inc.	636	1,193
			7,234,195
Consumer Staples (3.1%)
	Costco Wholesale Corp.	716,355	374,009
	Constellation Brands Inc. Class A	869,604	213,966
	Estee Lauder Cos. Inc. Class A	808,161	205,580
	Procter & Gamble Co.	355,461	49,032
	Coca-Cola Co.	640,606	39,532
	Altria Group Inc.	825,928	37,266
	PepsiCo Inc.	209,883	36,156
	Hershey Co.	143,711	32,288
*	Darling Ingredients Inc.	390,456	29,698
*	Herbalife Nutrition Ltd.	971,348	25,342
	Albertsons Cos. Inc. Class A	386,252	10,626
*	Pilgrim's Pride Corp.	319,174	9,087
	Church & Dwight Co. Inc.	45,693	3,825
11

U.S. Growth Fund
		Shares	Market Value• ($000)
	Colgate-Palmolive Co.	37,390	2,924
	Kimberly-Clark Corp.	10,059	1,283
			1,070,614
Energy (1.0%)
	Schlumberger NV	6,237,524	237,962
	EOG Resources Inc.	387,967	47,060
	Devon Energy Corp.	176,530	12,467
	Occidental Petroleum Corp.	168,252	11,946
	Pioneer Natural Resources Co.	16,608	4,205
	PDC Energy Inc.	48,982	3,326
	Diamondback Energy Inc.	23,283	3,103
	Hess Corp.	22,810	2,755
*	Antero Resources Corp.	64,491	2,585
	Continental Resources Inc.	34,276	2,393
*	Southwestern Energy Co.	281,581	2,109
	Halliburton Co.	56,207	1,694
			331,605
Financials (3.3%)
	S&P Global Inc.	481,767	169,669
	First Republic Bank	1,079,338	163,876
	American Express Co.	927,435	140,970
	Blackstone Inc.	1,314,839	123,516
	MarketAxess Holdings Inc.	414,867	103,132
	Marsh & McLennan Cos. Inc.	635,566	102,561
	Progressive Corp.	586,364	71,917
	Charles Schwab Corp.	822,763	58,375
*,1	Lemonade Inc.	2,122,348	46,946
	Everest Re Group Ltd.	106,860	28,751
*	Arch Capital Group Ltd.	570,058	26,063
	Discover Financial Services	247,326	24,854
	Goldman Sachs Group Inc.	63,117	20,997
	Synchrony Financial	599,262	19,626
	Aon plc Class A (XNYS)	25,198	7,037
	Ameriprise Financial Inc.	16,267	4,360
*,1	Upstart Holdings Inc.	114,348	2,961
	Brown & Brown Inc.	43,286	2,729
*	Credit Acceptance Corp.	4,337	2,308
			1,120,648
Health Care (13.2%)
	UnitedHealth Group Inc.	1,221,764	634,499
*	Moderna Inc.	2,898,263	383,353
*	ABIOMED Inc.	1,216,666	315,457
	Eli Lilly & Co.	964,855	290,643
*	Illumina Inc.	1,260,670	254,202
*	Alnylam Pharmaceuticals Inc.	1,018,587	210,511
	Danaher Corp.	756,326	204,140
*	Boston Scientific Corp.	4,054,725	163,446
*	Vertex Pharmaceuticals Inc.	577,418	162,693
*	Novocure Ltd.	1,860,282	152,785
	Novo Nordisk A/S	1,269,620	134,707
	Agilent Technologies Inc.	1,038,444	133,180
	Abbott Laboratories	1,248,511	128,160
		Shares	Market Value• ($000)
	Elevance Health Inc.	231,432	112,270
*	Intuitive Surgical Inc.	498,731	102,609
*	Denali Therapeutics Inc.	3,544,134	98,066
*	Penumbra Inc.	596,424	97,915
	Stryker Corp.	453,107	92,978
	Zoetis Inc.	541,186	84,712
	AbbVie Inc.	494,680	66,515
	Merck & Co. Inc.	772,069	65,904
*	Align Technology Inc.	231,636	56,450
*	Mettler-Toledo International Inc.	44,366	53,792
*	10X Genomics Inc. Class A	1,428,504	47,126
	McKesson Corp.	127,265	46,706
*	Teladoc Health Inc.	1,476,503	45,860
*	IQVIA Holdings Inc.	207,451	44,117
	Cigna Corp.	149,753	42,448
	Thermo Fisher Scientific Inc.	77,166	42,080
	HCA Healthcare Inc.	205,896	40,741
*	Veeva Systems Inc. Class A	171,594	34,202
*,1	Recursion Pharmaceuticals Inc. Class A	3,162,093	33,234
*	Regeneron Pharmaceuticals Inc.	53,145	30,880
*	Insulet Corp.	103,951	26,556
	Laboratory Corp. of America Holdings	89,117	20,075
*	Avantor Inc.	731,420	18,220
*,1	Sana Biotechnology Inc.	2,456,509	16,729
	West Pharmaceutical Services Inc.	41,369	12,274
*	Waters Corp.	39,326	11,743
*	Charles River Laboratories International Inc.	45,589	9,357
	Bruker Corp.	127,268	7,127
*	Edwards Lifesciences Corp.	60,493	5,450
	AmerisourceBergen Corp. Class A	24,753	3,628
	Amgen Inc.	13,319	3,201
*	Exelixis Inc.	129,051	2,289
	Chemed Corp.	4,264	2,030
*	Centene Corp.	20,264	1,819
*	DaVita Inc.	19,555	1,668
	Humana Inc.	2,973	1,432
*	Incyte Corp.	19,295	1,359
*	Tandem Diabetes Care Inc.	28,803	1,317
*	IDEXX Laboratories Inc.	3,717	1,292
*	Biogen Inc.	6,594	1,288
			4,555,235
Industrials (4.9%)
*	Uber Technologies Inc.	9,805,596	282,009
*	CoStar Group Inc.	3,422,002	238,308
	Watsco Inc.	746,578	203,092
	TransUnion	2,201,400	162,617
	General Dynamics Corp.	396,529	90,777
	Northrop Grumman Corp.	187,642	89,691
	Equifax Inc.	462,685	87,332
	Union Pacific Corp.	288,583	64,790
	Airbus SE ADR	2,162,544	52,896

12

U.S. Growth Fund
		Shares	Market Value• ($000)
	Lockheed Martin Corp.	98,826	41,518
*	United Rentals Inc.	131,026	38,265
	WW Grainger Inc.	64,964	36,051
	Allison Transmission Holdings Inc.	944,310	34,241
	Robert Half International Inc.	439,330	33,815
	IDEX Corp.	158,805	31,953
	Caterpillar Inc.	149,946	27,696
	Waste Management Inc.	154,785	26,163
	AGCO Corp.	174,719	18,994
	Expeditors International of Washington Inc.	156,589	16,111
	Landstar System Inc.	102,634	15,049
	Old Dominion Freight Line Inc.	47,624	12,926
	Deere & Co.	31,509	11,509
	Allegion plc	114,331	10,873
	United Parcel Service Inc. Class B	53,313	10,370
	JB Hunt Transport Services Inc.	58,699	10,215
	Republic Services Inc. Class A	46,380	6,619
	Emerson Electric Co.	70,976	5,802
	Fastenal Co.	85,445	4,300
	CSX Corp.	131,522	4,163
	Cintas Corp.	9,798	3,986
*	Delta Air Lines Inc.	77,781	2,417
	Carlisle Cos. Inc.	8,166	2,414
	Lincoln Electric Holdings Inc.	12,010	1,642
	Donaldson Co. Inc.	30,880	1,586
	Fortune Brands Home & Security Inc.	21,746	1,336
	Tetra Tech Inc.	9,449	1,283
			1,682,809
Information Technology (40.5%)
	Apple Inc.	18,300,859	2,877,261
	Microsoft Corp.	9,676,298	2,530,062
	Mastercard Inc. Class A	2,479,877	804,398
	NVIDIA Corp.	5,078,253	766,512
*	Trade Desk Inc. Class A	11,330,081	710,396
	Visa Inc. Class A	2,767,212	549,873
*	Salesforce Inc.	2,828,331	441,559
*	Adobe Inc.	1,124,598	419,970
*	Snowflake Inc. Class A	1,758,501	318,201
*	Shopify Inc. Class A (XTSE)	9,048,050	286,371
*	Atlassian Corp. plc Class A	861,548	213,371
*,2	Adyen NV	133,277	205,666
	Global Payments Inc.	1,614,215	200,534
*	Crowdstrike Holdings Inc. Class A	1,057,593	193,127
*	Cloudflare Inc. Class A	3,018,682	188,879
	Fidelity National Information Services Inc.	2,026,225	185,136
*	FleetCor Technologies Inc.	847,719	180,166
*	Workday Inc. Class A	1,091,497	179,617
*	Datadog Inc. Class A	1,491,327	156,515
*,1	Affirm Holdings Inc.	5,834,245	136,696
*	Autodesk Inc.	656,329	132,408
		Shares	Market Value• ($000)
*	Zoom Video Communications Inc. Class A	1,385,209	111,371
*	Twilio Inc. Class A	1,570,868	109,301
	Microchip Technology Inc.	1,566,476	102,213
	Accenture plc Class A	341,671	98,558
*	Appian Corp. Class A	2,038,946	95,627
	Intuit Inc.	219,111	94,608
*	Block Inc. (XNYS)	1,368,661	94,314
*	Advanced Micro Devices Inc.	1,086,867	92,242
	QUALCOMM Inc.	673,433	89,075
*	Ceridian HCM Holding Inc.	1,360,025	81,112
	Marvell Technology Inc.	1,719,166	80,491
*	ServiceNow Inc.	174,325	75,765
*	Avalara Inc.	800,339	73,303
	Oracle Corp.	895,038	66,367
*,1	HashiCorp Inc. Class A	1,860,095	65,754
*	Synopsys Inc.	161,283	55,807
*	Cadence Design Systems Inc.	321,147	55,806
	Lam Research Corp.	123,004	53,865
*	MongoDB Inc. Class A	163,282	52,717
*	Okta Inc.	572,222	52,301
	Monolithic Power Systems Inc.	114,177	51,743
	ASML Holding NV GDR (Registered)	101,199	49,581
*	Gartner Inc.	165,877	47,328
*	nCino Inc.	1,481,648	46,731
	Jabil Inc.	720,052	43,419
*	Fortinet Inc.	885,187	43,100
*	ON Semiconductor Corp.	603,343	41,492
*	Manhattan Associates Inc.	287,492	40,611
*	Dropbox Inc. Class A	1,791,924	38,329
	Broadcom Inc.	74,914	37,390
	Applied Materials Inc.	396,688	37,316
	Texas Instruments Inc.	186,170	30,757
	KLA Corp.	87,384	30,071
	HP Inc.	968,083	27,794
*	Teradata Corp.	747,277	24,585
*	GoDaddy Inc. Class A	295,497	22,405
*	Nutanix Inc. Class A	799,038	13,823
*	Enphase Energy Inc.	46,018	13,181
*	EPAM Systems Inc.	29,606	12,627
*	CommScope Holding Co. Inc.	753,597	8,516
*	Splunk Inc.	75,593	6,806
	Automatic Data Processing Inc.	17,329	4,235
*	Lattice Semiconductor Corp.	72,597	3,913
*	Fair Isaac Corp.	6,862	3,084
*	Arrow Electronics Inc.	26,727	2,801
	CDW Corp.	15,046	2,568
	NXP Semiconductors NV	12,996	2,139
*	Pure Storage Inc. Class A	50,277	1,457
*	RingCentral Inc. Class A	27,677	1,191
			13,966,308

13

U.S. Growth Fund
		Shares	Market Value• ($000)
Materials (0.4%)
*,1	Ginkgo Bioworks Holdings Inc.	18,079,672	48,634
	Louisiana-Pacific Corp.	436,304	23,661
	Steel Dynamics Inc.	269,579	21,760
	Olin Corp.	243,851	13,329
	Chemours Co.	355,869	12,004
	Mosaic Co.	130,038	7,005
	LyondellBasell Industries NV Class A	51,915	4,309
	CF Industries Holdings Inc.	37,416	3,871
			134,573
Real Estate (1.1%)
	American Tower Corp.	810,082	205,801
	Equinix Inc.	73,307	48,190
	Extra Space Storage Inc.	199,921	39,730
	Simon Property Group Inc.	380,258	38,779
*	Redfin Corp.	4,448,817	36,436
	Iron Mountain Inc.	277,809	14,615
	SBA Communications Corp. Class A	28,175	9,164
	Equity LifeStyle Properties Inc.	28,035	1,965
	Camden Property Trust	9,840	1,265
			395,945
Utilities (0.0%)
	National Fuel Gas Co.	82,638	5,890
	NRG Energy Inc.	118,592	4,895
			10,785
Total Common Stocks (Cost $25,936,975)			33,406,074
Temporary Cash Investments (4.0%)
Money Market Fund (2.4%)
[3,4]	Vanguard Market Liquidity Fund, 2.284%	8,432,993	843,046
	Face Amount ($000)	Market Value• ($000)
Repurchase Agreement (1.6%)
Bank of America Securities, LLC 2.300%, 9/1/22 (Dated 8/31/22, Repurchase Value $545,835,000, collateralized by Fannie Mae 1.500%–6.000%, 8/1/32–9/1/52, and Freddie Mac 2.000%, 12/1/51, with a value of $556,716,000)	545,800	545,800
Total Temporary Cash Investments (Cost $1,388,742)		1,388,846
Total Investments (100.9%) (Cost $27,325,717)		34,794,920
Other Assets and Liabilities—Net (-0.9%)		(313,314)
Net Assets (100%)		34,481,606
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $309,192,000.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2022, the aggregate value was $205,666,000, representing 0.6% of net assets.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $333,834,000 was received for securities on loan.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2022	1,674	331,159	(12,679)
E-mini S&P Mid-Cap 400 Index	September 2022	262	63,674	815
				(11,864)

See accompanying Notes, which are an integral part of the Financial Statements.
14

U.S. Growth Fund
Statement of Assets and Liabilities
As of August 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $26,482,775)	33,951,874
Affiliated Issuers (Cost $842,942)	843,046
Total Investments in Securities	34,794,920
Investment in Vanguard	1,299
Cash Collateral Pledged—Futures Contracts	20,427
Receivables for Investment Securities Sold	6,339
Receivables for Accrued Income	17,302
Receivables for Capital Shares Issued	6,819
Total Assets	34,847,106
Liabilities
Due to Custodian	6,347
Payables for Investment Securities Purchased	954
Collateral for Securities on Loan	333,834
Payables to Investment Advisor	5,438
Payables for Capital Shares Redeemed	13,394
Payables to Vanguard	2,464
Variation Margin Payable—Futures Contracts	3,069
Total Liabilities	365,500
Net Assets	34,481,606
1 Includes $309,192 of securities on loan.
At August 31, 2022, net assets consisted of:

Paid-in Capital	27,747,739
Total Distributable Earnings (Loss)	6,733,867
Net Assets	34,481,606

Investor Shares—Net Assets
Applicable to 182,034,313 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	7,935,085
Net Asset Value Per Share—Investor Shares	$43.59

Admiral Shares—Net Assets
Applicable to 234,937,114 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	26,546,521
Net Asset Value Per Share—Admiral Shares	$112.99

See accompanying Notes, which are an integral part of the Financial Statements.
15

U.S. Growth Fund
Statement of Operations

Year Ended August 31, 2022
($000)
Investment Income
Income
Dividends[1]	171,018
Interest[2]	6,095
Securities Lending—Net	25,744
Total Income	202,857
Expenses
Investment Advisory Fees—Note B
Basic Fee	56,310
Performance Adjustment	(10,321)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	21,374
Management and Administrative—Admiral Shares	41,269
Marketing and Distribution—Investor Shares	866
Marketing and Distribution—Admiral Shares	1,709
Custodian Fees	189
Auditing Fees	46
Shareholders’ Reports—Investor Shares	194
Shareholders’ Reports—Admiral Shares	188
Trustees’ Fees and Expenses	18
Other Expenses	5
Total Expenses	111,847
Expenses Paid Indirectly	(263)
Net Expenses	111,584
Net Investment Income	91,273
Realized Net Gain (Loss)
Investment Securities Sold[2]	(352,165)
Futures Contracts	15,769
Foreign Currencies	(238)
Realized Net Gain (Loss)	(336,634)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(18,758,212)
Futures Contracts	(33,498)
Foreign Currencies	(83)
Change in Unrealized Appreciation (Depreciation)	(18,791,793)
Net Increase (Decrease) in Net Assets Resulting from Operations	(19,037,154)
1	Dividends are net of foreign withholding taxes of $1,394,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $322,000, ($318,000), $27,000, and ($68,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
16

U.S. Growth Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	91,273	24,995
Realized Net Gain (Loss)	(336,634)	6,798,229
Change in Unrealized Appreciation (Depreciation)	(18,791,793)	4,759,426
Net Increase (Decrease) in Net Assets Resulting from Operations	(19,037,154)	11,582,650
Distributions
Investor Shares	(1,376,782)	(441,153)
Admiral Shares	(4,883,411)	(1,285,189)
Total Distributions	(6,260,193)	(1,726,342)
Capital Share Transactions
Investor Shares	131,521	(1,442,718)
Admiral Shares	4,702,896	6,260,774
Net Increase (Decrease) from Capital Share Transactions	4,834,417	4,818,056
Total Increase (Decrease)	(20,462,930)	14,674,364
Net Assets
Beginning of Period	54,944,536	40,270,172
End of Period	34,481,606	54,944,536

See accompanying Notes, which are an integral part of the Financial Statements.
17

U.S. Growth Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$76.41	$62.28	$41.02	$43.31	$35.62
Investment Operations
Net Investment Income (Loss)[1]	.074	(.013)	.113	.176	.134
Net Realized and Unrealized Gain (Loss) on Investments	(24.184)	16.700	22.856	.771	9.394
Total from Investment Operations	(24.110)	16.687	22.969	.947	9.528
Distributions
Dividends from Net Investment Income	(.001)	(.019)	(.119)	(.132)	(.146)
Distributions from Realized Capital Gains	(8.709)	(2.538)	(1.590)	(3.105)	(1.692)
Total Distributions	(8.710)	(2.557)	(1.709)	(3.237)	(1.838)
Net Asset Value, End of Period	$43.59	$76.41	$62.28	$41.02	$43.31
Total Return[2]	-35.32%	27.52%	58.01%	3.70%	27.64%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,935	$13,405	$12,410	$8,819	$4,582
Ratio of Total Expenses to Average Net Assets[3]	0.33%[4]	0.38%	0.38%	0.39%	0.42%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.13%	(0.02%)	0.25%	0.44%	0.35%
Portfolio Turnover Rate	23%	41%	38%	41%	33%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.02%), 0.03%, 0.02%, 0.01%, and 0.01%.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.33%.

See accompanying Notes, which are an integral part of the Financial Statements.
18

U.S. Growth Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$198.03	$161.42	$106.30	$112.28	$92.24
Investment Operations
Net Investment Income[1]	.338	.138	.410	.572	.476
Net Realized and Unrealized Gain (Loss) on Investments	(62.667)	43.277	59.231	1.963	24.323
Total from Investment Operations	(62.329)	43.415	59.641	2.535	24.799
Distributions
Dividends from Net Investment Income	(.135)	(.224)	(.401)	(.464)	(.375)
Distributions from Realized Capital Gains	(22.576)	(6.581)	(4.120)	(8.051)	(4.384)
Total Distributions	(22.711)	(6.805)	(4.521)	(8.515)	(4.759)
Net Asset Value, End of Period	$112.99	$198.03	$161.42	$106.30	$112.28
Total Return[2]	-35.26%	27.64%	58.17%	3.80%	27.78%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$26,547	$41,539	$27,860	$17,060	$6,249
Ratio of Total Expenses to Average Net Assets[3]	0.23%[4]	0.28%	0.28%	0.28%	0.30%
Ratio of Net Investment Income to Average Net Assets	0.23%	0.08%	0.35%	0.55%	0.47%
Portfolio Turnover Rate	23%	41%	38%	41%	33%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.02%), 0.03%, 0.02%, 0.01%, and 0.01%.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.23%.

See accompanying Notes, which are an integral part of the Financial Statements.
19

U.S. Growth Fund
Notes to Financial Statements
Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that,
20

U.S. Growth Fund
in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
4. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2022, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any
21

U.S. Growth Fund
loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread.  However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
22

U.S. Growth Fund
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	The investment advisory firms Wellington Management Company llp, Jennison Associates LLC, and Baillie Gifford Overseas Ltd., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Wellington Management Company llp and Jennison Associates LLC are subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding three years. The basic fee of Baillie Gifford Overseas Ltd. is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years.
Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $1,516,000 for the year ended August 31, 2022.
For the year ended August 31, 2022, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.13% of the fund’s average net assets, before a net decrease of $10,321,000 (0.02%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2022, the fund had contributed to Vanguard capital in the amount of $1,299,000, representing less than 0.01% of the fund’s net assets and 0.52% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended August 31, 2022, these arrangements reduced the fund’s expenses by $263,000 (an annual rate of less than 0.01% of average net assets).
E.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
23

U.S. Growth Fund
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	32,926,720	479,354	—	33,406,074
Temporary Cash Investments	843,046	545,800	—	1,388,846
Total	33,769,766	1,025,154	—	34,794,920
Derivative Financial Instruments
Assets
Futures Contracts[1]	815	—	—	815
Liabilities
Futures Contracts[1]	12,679	—	—	12,679
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the deferral of qualified late-year losses. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	81,685
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	—
Qualified Late-Year Losses	(507,579)
Net Unrealized Gains (Losses)	7,159,761
24

U.S. Growth Fund
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	1,153,596	131,261
Long-Term Capital Gains	5,106,597	1,595,081
Total	6,260,193	1,726,342
*	Includes short-term capital gains, if any.
As of August 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	27,635,075
Gross Unrealized Appreciation	13,563,801
Gross Unrealized Depreciation	(6,403,956)
Net Unrealized Appreciation (Depreciation)	7,159,845
G.	During the year ended August 31, 2022, the fund purchased $9,879,053,000 of investment securities and sold $11,425,005,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2022, such purchases were $988,000 and sales were $32,439,000, resulting in net realized gain of $1,313,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
H.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	1,523,268	28,740	2,627,798	40,047
Issued in Lieu of Cash Distributions	1,326,967	20,374	426,494	6,567
Redeemed	(2,718,714)	(42,517)	(4,497,010)	(70,422)
Net Increase (Decrease)—Investor Shares	131,521	6,597	(1,442,718)	(23,808)
25

U.S. Growth Fund
	Year Ended August 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Admiral Shares
Issued	5,943,274	38,050	11,750,262	69,089
Issued in Lieu of Cash Distributions	4,578,807	27,142	1,197,208	7,119
Redeemed	(5,819,185)	(40,021)	(6,686,696)	(39,036)
Net Increase (Decrease)—Admiral Shares	4,702,896	25,171	6,260,774	37,172
I.	Management has determined that no events or transactions occurred subsequent to August 31, 2022, that would require recognition or disclosure in these financial statements.
26

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard U.S. Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard U.S. Growth Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 20, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
27

Tax information (unaudited)
For corporate shareholders, 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $148,152,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $5,106,597,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The fund hereby designates $1,341,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
28

Trustees Approve Advisory Arrangement
The board of trustees of Vanguard U.S. Growth Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Quantitative Equity Group. Earlier this year, the board renewed the fund’s investment advisory arrangements with Jennison Associates LLC, Wellington Management Company llp, and Baillie Gifford Overseas Ltd. The board determined that continuing the fund’s advisory arrangement with Vanguard was in the best interests of the fund and its shareholders.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor.
The board considered that Vanguard has been managing investments for more than four decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 2019.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
Investment performance
The board considered the short-term and since-inception performance of the advisor’s subportfolio, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
29

Cost
The board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory expense rate was also below the peer-group average.
The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that the fund’s arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.
30

Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard World Fund approved the appointment of liquidity risk management program administrators responsible for administering Vanguard U.S. Growth Fund's Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2021, through December 31, 2021 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.
31

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
CFA® is a registered trademark owned by CFA Institute.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q230 102022

Annual Report   |   August 31, 2022
Vanguard International Growth Fund

Contents
Your Fund’s Performance at a Glance	1
Advisors' Report	3
About Your Fund’s Expenses	7
Performance Summary	9
Financial Statements	11
Liquidity Risk Management	29
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	In a dismal market for stocks in general and growth stocks in particular during the 12 months through August 31, 2022, Vanguard International Growth Fund returned –36.53% for Investor Shares and –36.46% for Admiral Shares. In comparison, the benchmark index returned –19.52%.
•	It was a challenging period for financial markets. The economic backdrop deteriorated as inflation soared to multidecade highs, fueled in part by higher energy and food prices in the wake of Russia’s invasion of Ukraine. Many central banks reacted by raising interest rates, which pushed borrowing costs higher and sparked fears of recession.
•	In the broad equity markets, the decline was almost universal across regions, market capitalizations, investment styles, and industry sectors, with a few notable exceptions. The energy sector posted strong gains amid a surge in demand for oil and gas stemming from supply constraints related to the conflict in Ukraine. Value stocks declined but held up better than their growth counterparts.
•	The fund had superior stock selection relative to the benchmark in a few areas, such as energy. The fund’s energy stocks had an average return of 57%, versus 15% for those in the index. However, energy stocks represented only about 2% of the fund’s portfolio weighting, compared with more than 5% of the index.
•	The bright spots were not enough to offset the double whammy of the fund’s overweight in poorly performing sectors and its stock selection within those sectors. This was the case for health care and information technology.
1

Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-12.96%	12.14%	11.61%
Russell 2000 Index (Small-caps)	-17.88	8.59	6.95
Russell 3000 Index (Broad U.S. market)	-13.28	11.90	11.29
FTSE All-World ex US Index (International)	-19.00	3.48	2.12
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-11.65%	-2.01%	0.54%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-8.63	-0.83	1.28
FTSE Three-Month U.S. Treasury Bill Index	0.44	0.56	1.10
CPI
Consumer Price Index	8.26%	4.90%	3.82%
2

Advisors’ Report
For the 12 months ended August 31, 2022, Vanguard International Growth Fund returned –36.53% for Investor Shares and –36.46% for Admiral Shares, lagging the –19.52% return of its benchmark. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for advisors to have different views about individual securities or the broader investment environment.
The table on page 6 presents the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how the portfolio’s positioning reflects this assessment. These comments were prepared on September 12, 2022.
Baillie Gifford Overseas Ltd.
Portfolio Managers:
Thomas Coutts, Partner of Baillie Gifford & Co., Chair of International Growth
Lawrence Burns, Partner of Baillie Gifford & Co., Deputy Chair of International Growth
The investment environment changed in several ways following the welcome retreat of the global COVID-19 pandemic. It has proven an exceptionally difficult period for investors in growth equities. Consumers began to re-establish their previous shopping, entertainment, and eating habits, and the growth of online activity slowed as a result. Society’s return toward normality after an unprecedented shutdown revealed supply chain disruptions that were more widespread and longer lasting than expected.
Russia’s shocking invasion of Ukraine seriously exacerbated the developing inflation problem through its effect on the energy sector. It also raised fears about geopolitical instability across the Taiwan strait. Investors concerned about geopolitical risk and the rise in interest rates reduced the valuations they were willing to pay for future expected profits. Many companies that had performed strongly during the pandemic returned to their share price levels of several years ago, despite making considerable progress in the interim. Taking into account additional challenges such as climate change, it is apparent that we are picking our way through a world of complex, interconnected, and unpredictable risks.
Our investment approach remains unchanged: to identify a small number of exceptional growth companies that can take advantage of long-lasting trends, often powered by technological advances. We back entrepreneurial firms disrupting large target markets. We focus on their prospects over the next five to ten years, with a particular emphasis on the financial return should the investment case play out to its full potential.

3

Many of our holdings that fit this description have fared poorly in share price terms in the recent past. Businesses such as mRNA vaccine pioneer Moderna, Latin American ecommerce leader Mercado Libre, and payment technology company Adyen have fallen sharply despite little deterioration in their fundamental prospects. Particular beneficiaries of the pandemic such as clothing ecommerce specialist Zalando, meal kit company HelloFresh, and takeaway delivery business Delivery Hero have also sold off heavily as concerns increase about consumer spending and the balance between online and physical activity.
An extensive period of company meetings and analysis has reinforced our confidence in the portfolio’s position. The management teams of our holdings relate that the growth drivers propelling their businesses remain generally intact. We are encouraging them to continue investing for the long term while being mindful of the difficult economic conditions many are likely to face in the near future. We are encouraged by our analysis of the financial resilience of our holdings, through which we determined that they have the profitability, cash flow, and balance sheet strength to navigate a cyclical downturn. Indeed, this should be a good period for our well-financed, long-term-oriented companies to strengthen their market positions.
Turnover remains low. Our small number of transactions have been designed to increase our positions in attractive growth stocks that have been particularly weak. We took new holdings in Korean ecommerce leader Coupang and Southeast Asian gaming and ecommerce company Sea. We invested in money-transfer business Wise and Latin American fintech bank Nu Holdings.
In the area of software, we invested in logistics specialist WiseTech Global and enterprise search provider Elasticsearch. We also took a small position in investment firm MELI Kaszek Pioneer to gain access to the next generation of technology companies in Latin America. We funded these new holdings with reductions of less-rapid-growth companies that have held up better, including AIA, Kering, and L’Oreal. We sold out of the auto manufacturer Stellantis and exited our position in Afterpay following its takeover by Block. We also sold TAL Education Group and CureVac after their investment cases deteriorated significantly.
Schroder Investment Management North America Inc.
Portfolio Managers:
James Gautrey, CFA
Simon Webber, CFA
International equities rose in the latter half of 2021 as the global economy began to reopen when COVID-19 pandemic concerns diminished. However, Russia's invasion of Ukraine in February set commodity prices soaring, contributing to a surge in inflation and risk aversion. Central banks around the world have been
4

forced to raise interest rates aggressively, and this tighter monetary policy has put further pressure on equities. Elsewhere, Chinese equities were negatively affected by renewed COVID-19 outbreaks, leading to new lockdowns in some major cities as China uniquely perseveres with a zero-COVID policy.
Relative performance was supported by our stock selection in the energy, health care, and consumer staples sectors, helping to offset weaker performances from financials, consumer discretionary, and industrials. Energy stocks Equinor and Shell were among the best performers as oil and gas prices soared amid rising demand and ongoing supply constraints exacerbated by the Russian/Ukrainian conflict.
Pharmaceutical company AstraZeneca was another standout. Astra has completely transformed its innovation capabilities over the last decade, and this is paying off with a diverse pipeline of new products. Recent developments have included very positive late-stage clinical trial data for its key breast cancer drug Enhertu.
Online retailer Mercado Libre detracted over the period despite reporting stronger than expected results and significant sales growth. The company has been a major beneficiary of the switch to ecommerce that accelerated during the pandemic. Investors have recently worried inflation will put pressure on purchasing power and that the ecommerce boom of the last few years will subside. So far, however, growth has remained very strong, and the much lower penetration of ecommerce in Brazil and Mexico compared to the U.S. leaves plenty of room for further growth.
Global equities remain under pressure amid geopolitical tensions, high inflation, tightening monetary policy, and ultimately earnings risks that look inevitable as the economic cycle slows. Russia’s invasion of Ukraine remains a significant source of volatility and uncertainty for global markets, with sanctions on Russia continuing to affect both commodity prices and their availability. This will have ongoing implications for cost inflation, interest rates, and supply chain disruption.
Nevertheless, valuations in Europe and Japan have reached multidecade lows, setting up some good long-term international opportunities. We are now finding many high-quality businesses with strong competitive advantages and strong balance sheets that are being valued exceptionally cheaply, and this leaves us optimistic that the long-run return prospects from international equites and the portfolio are good.
Momentum is growing for companies to build more resilience into their supply chains and to reduce reliance on China. Amid labor shortages in the West, new capacity will need to be highly automated, and this will present good opportunities for Southeast Asia and countries such as Mexico and Turkey, on the periphery of the U.S. and European economies. The geopolitical climate has also spotlighted the importance of energy independence and transition. The portfolio has good exposure to climate tech and companies
5

well-positioned for clean energy transition in the materials, industrial, technology, and utility sectors.
We continue to find many good long-term core holdings in technology, where long-term structural drivers such as digitization and connectivity and the energy transition are supporting growth but fears of a cyclical downturn have brought valuations back to attractive levels.
Vanguard International Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	67	28,490	The advisor seeks stocks that can generate above-average growth in earnings and cash flow, producing a bottom-up, stock-driven approach to country and asset allocation. An in-depth view on each company is measured against the consensus view, leading to discrepancies and potential opportunities to add value.
Schroder Investment Management North America Inc.	33	13,979	Equity analysts located around the world and an international team of global sector specialists help to identify reasonably priced companies with strong growth prospects and a sustainable competitive advantage.
Cash Investments	0	209	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.
6

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
7

Six Months Ended August 31, 2022
	Beginning Account Value 2/28/2022	Ending Account Value 8/31/2022	Expenses Paid During Period
Based on Actual Fund Return
International Growth Fund
Investor Shares	$1,000.00	$814.00	$2.10
Admiral™ Shares	1,000.00	814.60	1.60
Based on Hypothetical 5% Yearly Return
International Growth Fund
Investor Shares	$1,000.00	$1,022.89	$2.35
Admiral Shares	1,000.00	1,023.44	1.79
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.46% for Investor Shares and 0.35% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
8

International Growth Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2012, Through August 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
International Growth Fund Investor Shares	-36.53%	6.04%	8.85%	$23,348
MSCI All Country World Index ex USA Net	-19.52	1.67	4.48	15,499

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
International Growth Fund Admiral Shares	-36.46%	6.16%	8.98%	$118,161
MSCI All Country World Index ex USA Net	-19.52	1.67	4.48	77,496
See Financial Highlights for dividend and capital gains information.
9

International Growth Fund
Fund Allocation
As of August 31, 2022
United States	15.9%
China	14.6
Netherlands	9.0
Japan	7.5
United Kingdom	7.0
France	6.1
Germany	6.0
Denmark	4.4
Italy	3.6
Switzerland	3.6
Belgium	3.5
Taiwan	3.4
Hong Kong	2.3
Sweden	2.1
India	1.8
South Korea	1.7
Canada	1.6
Brazil	1.2
Norway	1.1
Other	3.6
The table reflects the fund’s investments, except for short-term investments and derivatives.
10

International Growth Fund
Financial Statements
Schedule of Investments
As of August 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (98.6%)
Australia (0.9%)
	WiseTech Global Ltd.	9,707,027	383,422
Austria (0.4%)
	Erste Group Bank AG	6,730,975	151,365
Belgium (3.5%)
*	Argenx SE	2,330,881	877,721
[1]	Umicore SA	14,989,787	476,466
	UCB SA	1,906,149	133,939
			1,488,126
Brazil (1.2%)
*	NU Holdings Ltd. Class A	43,300,857	212,174
	B3 SA - Brasil Bolsa Balcao	63,985,612	145,746
	Raia Drogasil SA	34,563,291	144,568
			502,488
Canada (1.6%)
	Toronto-Dominion Bank	6,323,442	406,798
	Canadian National Railway Co.	2,232,679	265,521
			672,319
China (14.4%)
	Tencent Holdings Ltd.	39,322,100	1,625,213
*,2	Meituan Class B	49,232,008	1,182,416
*	Alibaba Group Holding Ltd.	76,622,632	914,150
*	NIO Inc. ADR	30,557,076	608,391
	Ping An Insurance Group Co. of China Ltd. Class H	68,344,500	401,978
*,2	Wuxi Biologics Cayman Inc.	40,802,500	359,964
*	Baidu Inc. ADR	1,951,652	280,979
*	Pinduoduo Inc. ADR	2,838,422	202,380
	JD.com Inc. Class A	6,297,939	199,362
	China Mengniu Dairy Co. Ltd.	28,402,000	128,612
		Shares	Market Value• ($000)
	Shenzhen Inovance Technology Co. Ltd. Class A	11,193,469	96,952
*	Full Truck Alliance Co. Ltd. ADR	12,227,700	96,599
*	Kingdee International Software Group Co. Ltd.	29,899,000	58,031
			6,155,027
Denmark (4.4%)
*	Genmab A/S	2,548,873	907,313
	Vestas Wind Systems A/S	27,982,888	700,163
[3]	Ambu A/S Class B	13,909,666	139,845
	Novozymes A/S Class B	2,228,941	127,927
			1,875,248
France (6.0%)
	Kering SA	2,395,028	1,201,712
	L'Oreal SA (XPAR)	1,738,327	597,018
	Schneider Electric SE	2,764,337	328,562
	Sanofi	2,542,621	207,859
	Carrefour SA	7,953,353	132,745
	Legrand SA	1,343,113	97,181
			2,565,077
Germany (5.9%)
	Sartorius AG Preference Shares	1,154,927	481,172
*,2	Delivery Hero SE	9,609,839	398,820
*,1,2	Zalando SE	14,622,106	338,543
	Bayerische Motoren Werke AG	4,430,940	326,466
	Infineon Technologies AG	10,332,054	252,814
*,1	HelloFresh SE	10,336,074	246,784
	SAP SE	2,527,353	215,253
	Siemens AG (Registered)	1,508,233	152,775
*,1,3	Jumia Technologies AG ADR	6,724,836	49,697
	Knorr-Bremse AG	854,669	41,421
*	MorphoSys AG	664,989	11,586
*,1,3	Home24 SE	2,066,394	5,957
			2,521,288
11

International Growth Fund
		Shares	Market Value• ($000)
Hong Kong (2.2%)
	AIA Group Ltd.	54,418,200	523,570
	Hong Kong Exchanges & Clearing Ltd.	7,703,243	310,399
	BOC Hong Kong Holdings Ltd.	36,084,500	124,196
			958,165
India (1.8%)
	Housing Development Finance Corp. Ltd.	11,680,736	353,639
	HDFC Bank Ltd.	14,490,606	265,640
	Larsen & Toubro Ltd.	3,418,554	81,592
*,4,5	ANI Technologies Private Ltd. PP (Acquired 12/1/15, Cost $51,748)	166,185	51,825
			752,696
Indonesia (0.4%)
	Bank Central Asia Tbk PT	310,733,600	171,594
Israel (0.6%)
*,1	Wix.com Ltd.	4,130,955	261,448
Italy (3.6%)
	Ferrari NV	4,135,143	798,258
	EXOR NV	7,925,234	477,140
	Intesa Sanpaolo SpA	80,953,815	139,361
	FinecoBank Banca Fineco SpA	11,131,768	120,360
			1,535,119
Japan (7.4%)
	M3 Inc.	23,057,700	738,582
	Nidec Corp.	10,933,300	726,321
	SMC Corp.	1,008,200	478,320
	Sony Group Corp.	3,307,900	262,989
	Bridgestone Corp.	5,480,900	210,325
	Recruit Holdings Co. Ltd.	5,978,000	190,044
	Murata Manufacturing Co. Ltd.	1,890,600	101,802
	Kubota Corp.	5,927,800	92,060
	Toyota Motor Corp.	6,089,400	91,128
	Sekisui Chemical Co. Ltd.	6,513,700	88,803
	SBI Holdings Inc.	4,470,400	87,844
	MISUMI Group Inc.	2,962,600	72,721
			3,140,939
Netherlands (8.9%)
	ASML Holding NV	4,463,266	2,178,589
*,2	Adyen NV	954,970	1,473,658
	Universal Music Group NV	6,329,800	125,697
			3,777,944
Norway (1.0%)
	Equinor ASA	8,311,944	322,592
	DNB Bank ASA	6,483,202	123,272
			445,864
		Shares	Market Value• ($000)
Singapore (0.4%)
*	Sea Ltd. ADR	2,479,980	153,759
South Korea (1.7%)
	Samsung Electronics Co. Ltd.	7,285,341	322,746
*	Coupang Inc.	15,030,499	254,015
	Samsung SDI Co. Ltd.	358,991	158,711
			735,472
Spain (0.9%)
	Iberdrola SA (XMAD)	25,166,817	262,029
	Banco Bilbao Vizcaya Argentaria SA	28,714,929	128,850
			390,879
Sweden (2.0%)
	Atlas Copco AB Class A	47,384,892	481,005
*	Kinnevik AB Class B	15,093,719	214,799
	Svenska Handelsbanken AB Class A	17,182,498	140,728
	Nibe Industrier AB Class B	3,358,384	31,450
			867,982
Switzerland (3.5%)
	Nestle SA (Registered)	3,438,476	402,381
	Roche Holding AG	1,087,167	350,330
	Temenos AG (Registered)	2,177,560	178,329
	Lonza Group AG (Registered)	286,504	152,798
	Cie Financiere Richemont SA Class A (Registered)	1,182,733	132,263
	Chocoladefabriken Lindt & Spruengli AG Ptg. Ctf.	11,436	120,951
	Alcon Inc.	1,591,446	104,786
	Sika AG (Registered)	314,646	70,794
			1,512,632
Taiwan (3.4%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	87,518,000	1,432,652
United Kingdom (6.9%)
*,1	Ocado Group plc	47,079,148	395,659
	AstraZeneca plc	2,488,125	307,762
	Shell plc (XETR)	11,500,265	304,908
*,1,4,5	Brandtech Group Class A PP (Acquired 9/23/15, Cost $44,800)	33,633,606	273,441
	Reckitt Benckiser Group plc	3,156,980	243,598
	Shell plc	8,397,021	222,329
	National Grid plc	14,487,505	180,396

12

International Growth Fund
		Shares	Market Value• ($000)
	HSBC Holdings plc	28,056,590	171,898
	Diageo plc	3,840,453	166,854
	Burberry Group plc	6,351,747	128,488
	Bunzl plc	3,578,763	118,687
	GSK plc	6,979,814	111,572
	RELX plc	4,233,765	111,031
	Vodafone Group plc	78,152,747	104,635
	Whitbread plc	2,503,541	72,561
*	Haleon plc	10,847,576	32,619
*	Wise plc Class A	3,011,590	16,973
			2,963,411
United States (15.6%)
*	MercadoLibre Inc.	1,977,798	1,691,729
*	Tesla Inc.	4,824,666	1,329,726
*	Moderna Inc.	9,903,909	1,309,990
*	Spotify Technology SA	9,425,378	1,019,355
*	Illumina Inc.	3,890,075	784,395
*	Elastic NV	2,239,691	187,932
*	Booking Holdings Inc.	81,389	152,670
*	Lululemon Athletica Inc.	368,544	110,548
*,3	Oatly Group AB ADR	22,087,214	71,342
*,1	Meli Kaszek Pioneer Corp. Class A	1,884,672	18,753
			6,676,440
Total Common Stocks (Cost $34,977,038)			42,091,356
		Shares	Market Value• ($000)
Temporary Cash Investments (1.6%)
Money Market Fund (1.6%)
[6,7]	Vanguard Market Liquidity Fund, 2.284% (Cost $669,664)	6,699,508	669,750
Total Investments (100.2%) (Cost $35,646,702)			42,761,106
Other Assets and Liabilities—Net (-0.2%)			(83,484)
Net Assets (100%)			42,677,622
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2022, the aggregate value was $3,753,401,000, representing 8.8% of net assets.
3	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $129,612,000.
4	Restricted securities totaling $325,266,000, representing 0.8% of net assets.
5	Security value determined using significant unobservable inputs.
6	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7	Collateral of $145,327,000 was received for securities on loan.
ADR—American Depositary Receipt.
PP—Private Placement.
Ptg. Ctf.—Participating Certificates.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
MSCI EAFE Index	September 2022	1,556	142,148	(7,881)
MSCI Emerging Markets Index	September 2022	1,325	65,051	(512)
				(8,393)

See accompanying Notes, which are an integral part of the Financial Statements.
13

International Growth Fund
Statement of Assets and Liabilities
As of August 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $32,060,277)	40,024,608
Affiliated Issuers (Cost $3,586,425)	2,736,498
Total Investments in Securities	42,761,106
Investment in Vanguard	1,641
Cash Collateral Pledged—Futures Contracts	11,629
Foreign Currency, at Value (Cost $33,383)	31,308
Receivables for Investment Securities Sold	83,179
Receivables for Accrued Income	86,533
Receivables for Capital Shares Issued	12,128
Other Assets	421
Total Assets	42,987,945
Liabilities
Due to Custodian	3,666
Payables for Investment Securities Purchased	62,040
Collateral for Securities on Loan	145,327
Payables to Investment Advisor	21,323
Payables for Capital Shares Redeemed	61,967
Payables to Vanguard	4,787
Variation Margin Payable—Futures Contracts	1,123
Deferred Foreign Capital Gains Taxes	10,090
Total Liabilities	310,323
Net Assets	42,677,622
1 Includes $129,612 of securities on loan.
At August 31, 2022, net assets consisted of:

Paid-in Capital	33,521,448
Total Distributable Earnings (Loss)	9,156,174
Net Assets	42,677,622

Investor Shares—Net Assets
Applicable to 205,834,833 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,242,917
Net Asset Value Per Share—Investor Shares	$30.33

Admiral Shares—Net Assets
Applicable to 377,555,258 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	36,434,705
Net Asset Value Per Share—Admiral Shares	$96.50

See accompanying Notes, which are an integral part of the Financial Statements.
14

International Growth Fund
Statement of Operations

Year Ended August 31, 2022
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	638,904
Dividends—Affiliated Issuers[2]	8,838
Non-Cash Dividends	108,135
Interest—Unaffiliated Issuers	65
Interest—Affiliated Issuers	3,148
Securities Lending—Net	6,142
Total Income	765,232
Expenses
Investment Advisory Fees—Note B
Basic Fee	79,720
Performance Adjustment	23,307
The Vanguard Group—Note C
Management and Administrative—Investor Shares	19,707
Management and Administrative—Admiral Shares	66,049
Marketing and Distribution—Investor Shares	742
Marketing and Distribution—Admiral Shares	2,462
Custodian Fees	4,079
Auditing Fees	43
Shareholders’ Reports—Investor Shares	169
Shareholders’ Reports—Admiral Shares	430
Trustees’ Fees and Expenses	23
Other Expenses	1,580
Total Expenses	198,311
Expenses Paid Indirectly	(3)
Net Expenses	198,308
Net Investment Income	566,924
Realized Net Gain (Loss)
Capital Gains Distributions Received – Affiliated Issuers	13
Investment Securities Sold—Unaffiliated Issuers	2,438,528
Investment Securities Sold—Affiliated Issuers	(387)
Futures Contracts	(65,641)
Foreign Currencies	(7,682)
Realized Net Gain (Loss)	2,364,831
15

International Growth Fund
Statement of Operations (continued)
Year Ended August 31, 2022
($000)
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers[3]	(25,212,961)
Investment Securities—Affiliated Issuers	(3,522,161)
Futures Contracts	(14,007)
Foreign Currencies	(7,877)
Change in Unrealized Appreciation (Depreciation)	(28,757,006)
Net Increase (Decrease) in Net Assets Resulting from Operations	(25,825,251)
1	Dividends include foreign tax reclaims of $39,291,000 and are net of foreign withholding taxes of $72,945,000.
2	Dividends are net of foreign withholding taxes of $1,894,000.
3	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of ($12,992,000).

See accompanying Notes, which are an integral part of the Financial Statements.
16

International Growth Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	566,924	568,269
Realized Net Gain (Loss)	2,364,831	7,792,865
Change in Unrealized Appreciation (Depreciation)	(28,757,006)	8,534,737
Net Increase (Decrease) in Net Assets Resulting from Operations	(25,825,251)	16,895,871
Distributions
Investor Shares	(1,151,429)	(233,496)
Admiral Shares	(7,014,600)	(1,364,844)
Total Distributions	(8,166,029)	(1,598,340)
Capital Share Transactions
Investor Shares	(158,025)	(756,373)
Admiral Shares	3,238,161	2,483,624
Net Increase (Decrease) from Capital Share Transactions	3,080,136	1,727,251
Total Increase (Decrease)	(30,911,144)	17,024,782
Net Assets
Beginning of Period	73,588,766	56,563,984
End of Period	42,677,622	73,588,766

See accompanying Notes, which are an integral part of the Financial Statements.
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International Growth Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$54.50	$42.94	$28.30	$31.23	$28.38
Investment Operations
Net Investment Income[1]	.362	.374	.238	.342	.381
Net Realized and Unrealized Gain (Loss) on Investments	(18.463)	12.336	14.791	(1.941)	2.722
Total from Investment Operations	(18.101)	12.710	15.029	(1.599)	3.103
Distributions
Dividends from Net Investment Income	(.407)	(.106)	(.389)	(.403)	(.253)
Distributions from Realized Capital Gains	(5.662)	(1.044)	—	(.928)	—
Total Distributions	(6.069)	(1.150)	(.389)	(1.331)	(.253)
Net Asset Value, End of Period	$30.33	$54.50	$42.94	$28.30	$31.23
Total Return[2]	-36.53%	29.89%	53.60%	-4.58%	10.97%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,243	$11,247	$9,658	$7,056	$8,074
Ratio of Total Expenses to Average Net Assets[3]	0.45%[4]	0.43%	0.44%	0.43%	0.45%
Ratio of Net Investment Income to Average Net Assets	0.91%	0.75%	0.74%	1.23%	1.25%
Portfolio Turnover Rate	15%	25%	20%	13%	16%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.03%, 0.04%, 0.03%, and 0.03%.
4	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.45%.

See accompanying Notes, which are an integral part of the Financial Statements.
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International Growth Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$173.47	$136.68	$90.05	$99.45	$90.24
Investment Operations
Net Investment Income[1]	1.290	1.367	.863	1.203	1.365
Net Realized and Unrealized Gain (Loss) on Investments	(58.729)	39.246	47.105	(6.230)	8.652
Total from Investment Operations	(57.439)	40.613	47.968	(5.027)	10.017
Distributions
Dividends from Net Investment Income	(1.502)	(.497)	(1.338)	(1.418)	(.807)
Distributions from Realized Capital Gains	(18.029)	(3.326)	—	(2.955)	—
Total Distributions	(19.531)	(3.823)	(1.338)	(4.373)	(.807)
Net Asset Value, End of Period	$96.50	$173.47	$136.68	$90.05	$99.45
Total Return[2]	-36.46%	30.01%	53.81%	-4.50%	11.14%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$36,435	$62,342	$46,906	$28,549	$29,170
Ratio of Total Expenses to Average Net Assets[3]	0.34%[4]	0.32%	0.33%	0.32%	0.32%
Ratio of Net Investment Income to Average Net Assets	1.02%	0.86%	0.83%	1.34%	1.38%
Portfolio Turnover Rate	15%	25%	20%	13%	16%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.03%, 0.04%, 0.03%, and 0.03%.
4	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.34%.

See accompanying Notes, which are an integral part of the Financial Statements.
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International Growth Fund
Notes to Financial Statements
Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades
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International Growth Fund
futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2022, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
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International Growth Fund
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread.  However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the fund's understanding of the applicable countries' tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received and related professional fees incurred during the year, if any, are included in dividend income and other expenses, respectively. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of
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International Growth Fund
trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	The investment advisory firms Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. are subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex USA for the preceding three years.
Vanguard manages the cash reserves of the fund as described below.
For the year ended August 31, 2022, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.14% of the fund’s average net assets, before a net increase of $23,307,000 (0.04%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2022, the fund had contributed to Vanguard capital in the amount of $1,641,000, representing less than 0.01% of the fund’s net assets and 0.66% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended August 31, 2022, these arrangements reduced the fund’s expenses by $3,000 (an annual rate of less than 0.01% of average net assets).
E.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
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International Growth Fund
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	7,851,247	—	—	7,851,247
Common Stocks—Other	1,907,268	32,007,575	325,266	34,240,109
Temporary Cash Investments	669,750	—	—	669,750
Total	10,428,265	32,007,575	325,266	42,761,106
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	8,393	—	—	8,393
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, passive foreign investment companies, and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	214,081
Total Distributable Earnings (Loss)	(214,081)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of unrealized gains from passive foreign investment companies; the deferral of qualified late-year losses; and the classification of securities for tax purposes. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	518,472
Undistributed Long-Term Gains	2,140,897
Capital Loss Carryforwards	—
Qualified Late-Year Losses	(430,768)
Net Unrealized Gains (Losses)	6,913,457
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International Growth Fund
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	1,220,131	393,403
Long-Term Capital Gains	6,945,898	1,204,937
Total	8,166,029	1,598,340
*	Includes short-term capital gains, if any.
As of August 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	35,831,372
Gross Unrealized Appreciation	14,089,342
Gross Unrealized Depreciation	(7,159,608)
Net Unrealized Appreciation (Depreciation)	6,929,734
G.	During the year ended August 31, 2022, the fund purchased $8,566,864,000 of investment securities and sold $12,204,695,000 of investment securities, other than temporary cash investments.
H.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	959,453	24,871	2,455,419	48,845
Issued in Lieu of Cash Distributions	1,096,647	25,374	223,098	4,530
Redeemed	(2,214,125)	(50,772)	(3,434,890)	(71,899)
Net Increase (Decrease)—Investor Shares	(158,025)	(527)	(756,373)	(18,524)
Admiral Shares
Issued	7,087,254	55,305	13,212,176	83,917
Issued in Lieu of Cash Distributions	6,273,065	45,655	1,227,487	7,836
Redeemed	(10,122,158)	(82,784)	(11,956,039)	(75,557)
Net Increase (Decrease)—Admiral Shares	3,238,161	18,176	2,483,624	16,196
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International Growth Fund
I.	Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:
		Current Period Transactions
	Aug. 31, 2021 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Aug. 31, 2022 Market Value ($000)
Brandtech Group	200,032	—	—	—	73,409	—	—	273,441
HelloFresh SE	1,139,379	—	17,086	12,165	(887,674)	—	—	246,784
Home24 SE	41,075	—	—	—	(35,118)	—	—	5,957
Jumia Technologies AG ADR	134,564	—	—	—	(84,867)	—	—	49,697
Meli Kaszek Pioneer Corp. Class A	—	18,847	—	—	(94)	—	—	18,753
Ocado Group plc	NA1	282,953	55,098	14,680	(629,751)	—	—	395,659
Umicore SA	922,770	104,402	32,184	(6,995)	(511,527)	8,838	—	476,466
Vanguard Market Liquidity Fund	1,643,150	NA2	NA2	(268)	(8)	3,148	13	669,750
Wix.com Ltd.	NA1	223,826	—	—	(214,880)	—	—	261,448
Zalando SE	1,535,149	72,417	17,403	(19,969)	(1,231,651)	—	—	338,543
Total	5,616,119	702,445	121,771	(387)	(3,522,161)	11,986	13	2,736,498
1	Not applicable—at August 31, 2021, the issuer was not an affiliated company of the fund.
2	Not applicable—purchases and sales are for temporary cash investment purposes.
J.	Management has determined that no events or transactions occurred subsequent to August 31, 2022, that would require recognition or disclosure in these financial statements.
26

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard International Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard International Growth Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 20, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
27

Tax information (unaudited)
The fund hereby designates $616,684,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $7,118,061,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The fund designates to shareholders foreign source income of $791,231,000 and foreign taxes paid of $50,875,000, or if subsequently determined to be different, the maximum amounts allowable by law. Shareholders will receive more detailed information with their Form 1099-DIV to determine the calendar-year amounts to be included on their tax returns.
The fund hereby designates $1,103,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
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Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard World Fund approved the appointment of liquidity risk management program administrators responsible for administering Vanguard International Growth Fund's Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2021, through December 31, 2021 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
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© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q810 102022

Annual Report   |   August 31, 2022
Vanguard FTSE Social Index Fund

Contents
Your Fund’s Performance at a Glance	1
About Your Fund’s Expenses	2
Performance Summary	4
Financial Statements	6
Trustees Approve Advisory Arrangement	25
Liquidity Risk Management	27
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	The 12 months ended August 31, 2022, were a challenging time for financial markets. For the period, Vanguard FTSE Social Index Fund returned –16.28% for Admiral Shares and –16.25% for Institutional Shares. Those results were roughly in line with the expense-free –16.17% return of its benchmark.
•	Early in the period, pent-up demand helped spur global growth and push down unemployment rates. The economic backdrop deteriorated, however, as inflation soared to multidecade highs, fueled in part by higher energy and food prices in the wake of Russia’s invasion of Ukraine. The Federal Reserve reacted by raising interest rates, which pushed borrowing costs higher and sparked fears of recession.
•	For the fund’s benchmark index, industry sector performances varied greatly over the period. Six sectors declined by double digits. Telecommunications, which accounts for only a small slice of the index, fell the most, returning roughly –24%. Two much larger constituents, technology and consumer discretionary, also posted double-digit declines.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-12.96%	12.14%	11.61%
Russell 2000 Index (Small-caps)	-17.88	8.59	6.95
Russell 3000 Index (Broad U.S. market)	-13.28	11.90	11.29
FTSE All-World ex US Index (International)	-19.00	3.48	2.12
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-11.65%	-2.01%	0.54%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-8.63	-0.83	1.28
FTSE Three-Month U.S. Treasury Bill Index	0.44	0.56	1.10
CPI
Consumer Price Index	8.26%	4.90%	3.82%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended August 31, 2022
	Beginning Account Value 2/28/2022	Ending Account Value 8/31/2022	Expenses Paid During Period
Based on Actual Fund Return
FTSE Social Index Fund
Admiral™ Shares	$1,000.00	$888.60	$0.67
Institutional Shares	1,000.00	888.90	0.57
Based on Hypothetical 5% Yearly Return
FTSE Social Index Fund
Admiral Shares	$1,000.00	$1,024.50	$0.71
Institutional Shares	1,000.00	1,024.60	0.61
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.14% for Admiral Shares and 0.12% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

FTSE Social Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2012, Through August 31, 2022
Initial Investment of $5,000,000
	Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
FTSE Social Index Fund Institutional Shares	-16.25%	12.03%	14.11%	$18,716,375
FTSE4Good US Select Index	-16.17	12.13	14.24	18,924,532
Dow Jones U.S. Total Stock Market Float Adjusted Index	-13.73	11.16	12.66	16,470,991

	One Year	Since Inception (2/7/2019)	Final Value of a $10,000 Investment
FTSE Social Index Fund Admiral Shares	-16.28%	12.90%	$15,404
FTSE4Good US Select Index	-16.17	13.04	15,472
Dow Jones U.S. Total Stock Market Float Adjusted Index	-13.73	12.29	15,451
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.
See Financial Highlights for dividend and capital gains information.
4

FTSE Social Index Fund
Fund Allocation
As of August 31, 2022
Basic Materials	1.6%
Consumer Discretionary	16.8
Consumer Staples	6.2
Energy	0.2
Financials	10.6
Health Care	14.8
Industrials	10.0
Real Estate	3.5
Technology	32.7
Telecommunications	3.1
Utilities	0.5
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
5

FTSE Social Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.7%)
Basic Materials (1.6%)
	Linde plc	237,797	67,263
	Air Products and Chemicals Inc.	105,067	26,524
	Nucor Corp.	125,569	16,693
	Newmont Corp.	375,036	15,512
	Albemarle Corp.	55,162	14,781
	Fastenal Co.	271,154	13,647
	International Flavors & Fragrances Inc.	120,742	13,340
	LyondellBasell Industries NV Class A	122,295	10,150
	CF Industries Holdings Inc.	97,939	10,133
	International Paper Co.	173,479	7,220
	Avery Dennison Corp.	38,840	7,132
	Steel Dynamics Inc.	85,700	6,918
	FMC Corp.	58,810	6,356
	Westlake Corp.	14,200	1,401
			217,070
Consumer Discretionary (16.7%)
*	Amazon.com Inc.	4,209,440	533,631
*	Tesla Inc.	1,204,572	331,992
	Home Depot Inc.	489,341	141,136
	Costco Wholesale Corp.	209,865	109,570
*	Walt Disney Co.	861,809	96,592
	McDonald's Corp.	349,876	88,267
	NIKE Inc. Class B	580,547	61,799
	Lowe's Cos. Inc.	313,284	60,821
*	Netflix Inc.	207,323	46,349
	Starbucks Corp.	542,236	45,586
*	Booking Holdings Inc.	19,181	35,980
	Target Corp.	219,531	35,200
	TJX Cos. Inc.	554,428	34,569
	Activision Blizzard Inc.	367,743	28,864
	Ford Motor Co.	1,860,566	28,355
	Estee Lauder Cos. Inc. Class A	108,762	27,667
	Dollar General Corp.	108,307	25,714
*	Uber Technologies Inc.	891,975	25,653
*	O'Reilly Automotive Inc.	30,774	21,453
*	AutoZone Inc.	9,404	19,929
	Marriott International Inc. Class A	129,600	19,925
*	MercadoLibre Inc.	21,779	18,629
	Electronic Arts Inc.	132,672	16,832
	Hilton Worldwide Holdings Inc.	130,800	16,659
		Shares	Market Value• ($000)
*	Lululemon Athletica Inc.	52,941	15,880
	Yum! Brands Inc.	136,675	15,204
*	Warner Bros Discovery Inc.	1,116,397	14,781
	Ross Stores Inc.	164,594	14,200
*	Dollar Tree Inc.	100,338	13,614
*	Aptiv plc	129,174	12,069
*	Copart Inc.	99,300	11,881
	eBay Inc.	264,665	11,680
	Genuine Parts Co.	65,909	10,282
*	Ulta Beauty Inc.	23,997	10,076
	Yum China Holdings Inc.	201,023	10,073
	Tractor Supply Co.	53,138	9,838
	Lennar Corp. Class A	119,889	9,285
*	Take-Two Interactive Software Inc.	75,344	9,234
*	Expedia Group Inc.	71,514	7,341
*	Spotify Technology SA	66,358	7,177
	Darden Restaurants Inc.	57,467	7,109
*	CarMax Inc.	76,688	6,782
	Best Buy Co. Inc.	94,640	6,690
	VF Corp.	161,332	6,687
	LKQ Corp.	123,804	6,589
	Garmin Ltd.	74,452	6,588
*	Live Nation Entertainment Inc.	72,789	6,577
	Omnicom Group Inc.	97,433	6,518
	Paramount Global Inc. Class B	272,762	6,380
	Domino's Pizza Inc.	17,100	6,359
*	Etsy Inc.	60,044	6,341
	Pool Corp.	18,600	6,309
*	NVR Inc.	1,307	5,411
	Fox Corp. Class A	150,814	5,155
	Hasbro Inc.	63,800	5,029
	Interpublic Group of Cos. Inc.	181,513	5,017
	Advance Auto Parts Inc.	29,425	4,962
	PulteGroup Inc.	117,380	4,773
	Nielsen Holdings plc	168,359	4,687
*	Coupang Inc.	274,600	4,641
*	Burlington Stores Inc.	31,351	4,395
	Vail Resorts Inc.	19,300	4,336
*	Royal Caribbean Cruises Ltd.	104,200	4,257
*	Carnival Corp.	438,152	4,145
	Bath & Body Works Inc.	109,500	4,088
	Lear Corp.	29,056	4,028
	Aramark	111,487	3,981
6

FTSE Social Index Fund
		Shares	Market Value• ($000)
	BorgWarner Inc. (XNYS)	101,482	3,826
	Rollins Inc.	110,500	3,730
	Whirlpool Corp.	23,818	3,730
	News Corp. Class A	218,800	3,702
	Autoliv Inc.	42,845	3,333
	Newell Brands Inc.	184,127	3,287
	Gentex Corp.	114,845	3,134
*	Liberty Media Corp.- Liberty SiriusXM Class C	70,500	2,916
*	Southwest Airlines Co.	75,372	2,766
*,1	AMC Entertainment Holdings Inc. Class A	245,100	2,235
*	Lyft Inc. Class A	145,641	2,145
	Fox Corp. Class B	66,572	2,105
[1]	Sirius XM Holdings Inc.	320,300	1,951
*	Delta Air Lines Inc.	61,241	1,903
*	Wayfair Inc. Class A	35,972	1,896
*	Liberty Media Corp.- Liberty SiriusXM Class A	42,400	1,761
*	United Airlines Holdings Inc.	44,341	1,552
*	Farfetch Ltd. Class A	146,100	1,465
*	Peloton Interactive Inc. Class A	136,500	1,391
*	Carvana Co. Class A	42,134	1,390
*	American Airlines Group Inc.	93,994	1,221
	Lennar Corp. Class B	12,400	765
	News Corp. Class B	22,600	390
			2,254,215
Consumer Staples (6.2%)
	Procter & Gamble Co.	1,131,974	156,145
	Coca-Cola Co.	1,849,300	114,120
	PepsiCo Inc.	654,265	112,710
	CVS Health Corp.	620,712	60,923
	Mondelez International Inc. Class A	654,009	40,457
	Colgate-Palmolive Co.	390,403	30,533
	McKesson Corp.	68,576	25,167
	Archer-Daniels-Midland Co.	264,800	23,273
	General Mills Inc.	285,699	21,942
	Corteva Inc.	343,130	21,078
	Kimberly-Clark Corp.	159,532	20,344
	Sysco Corp.	240,260	19,754
*	Monster Beverage Corp.	176,041	15,638
	Hershey Co.	69,292	15,568
	Keurig Dr Pepper Inc.	403,436	15,379
	Kroger Co.	308,737	14,801
	Kraft Heinz Co.	330,059	12,344
	Walgreens Boots Alliance Inc.	339,838	11,915
	AmerisourceBergen Corp. Class A	70,948	10,398
	Tyson Foods Inc. Class A	134,067	10,106
	McCormick & Co. Inc.	118,328	9,948
	Church & Dwight Co. Inc.	114,416	9,578
	Kellogg Co.	118,875	8,647
	Clorox Co.	58,886	8,500
	Conagra Brands Inc.	224,255	7,710
	J M Smucker Co.	49,584	6,941
	Hormel Foods Corp.	135,590	6,817
	Bunge Ltd.	66,899	6,634
		Shares	Market Value• ($000)
	Lamb Weston Holdings Inc.	68,518	5,449
	Coca-Cola Europacific Partners plc	96,900	4,765
	Campbell Soup Co.	91,508	4,610
			832,194
Energy (0.2%)
*	Enphase Energy Inc.	62,037	17,770
*	SolarEdge Technologies Inc.	26,200	7,230
*,1	Plug Power Inc.	245,282	6,878
			31,878
Financials (10.5%)
	JPMorgan Chase & Co.	1,380,624	157,018
	Bank of America Corp.	3,323,433	111,701
	S&P Global Inc.	161,102	56,737
	Goldman Sachs Group Inc.	157,385	52,357
	Morgan Stanley	603,557	51,435
	Charles Schwab Corp.	719,438	51,044
	BlackRock Inc.	71,070	47,360
	Citigroup Inc.	932,800	45,530
	Marsh & McLennan Cos. Inc.	237,197	38,276
	Chubb Ltd.	199,719	37,757
	Progressive Corp.	275,749	33,821
	CME Group Inc.	169,741	33,203
	Blackstone Inc.	330,400	31,038
	PNC Financial Services Group Inc.	195,246	30,849
	Truist Financial Corp.	631,890	29,598
	US Bancorp	635,527	28,986
	Aon plc Class A (XNYS)	99,274	27,723
	Intercontinental Exchange Inc.	261,404	26,363
	Moody's Corp.	75,817	21,571
	MetLife Inc.	330,526	21,263
	American International Group Inc.	370,713	19,184
	Travelers Cos. Inc.	113,908	18,412
	Aflac Inc.	306,456	18,210
	Arthur J Gallagher & Co.	97,724	17,744
	MSCI Inc. Class A	37,429	16,815
	Prudential Financial Inc.	174,073	16,667
	Allstate Corp.	130,122	15,680
	M&T Bank Corp.	84,639	15,386
	Bank of New York Mellon Corp.	348,775	14,485
	Ameriprise Financial Inc.	51,904	13,911
	KKR & Co. Inc.	269,134	13,607
	Discover Financial Services	131,759	13,240
	T Rowe Price Group Inc.	107,022	12,843
	First Republic Bank	83,540	12,684
	State Street Corp.	173,535	11,861
*	SVB Financial Group	27,465	11,165
	Fifth Third Bancorp	316,068	10,794
	Willis Towers Watson plc	51,963	10,747
	Regions Financial Corp.	453,983	9,838
	Hartford Financial Services Group Inc.	152,624	9,815
	Raymond James Financial Inc.	93,199	9,727
	Nasdaq Inc.	161,568	9,618
	Broadridge Financial Solutions Inc.	55,632	9,523

7

FTSE Social Index Fund
		Shares	Market Value• ($000)
	Huntington Bancshares Inc.	695,737	9,323
	Northern Trust Corp.	97,434	9,265
	Principal Financial Group Inc.	119,972	8,969
	Citizens Financial Group Inc.	220,704	8,095
*	Arch Capital Group Ltd.	174,947	7,999
	KeyCorp	451,173	7,981
	FactSet Research Systems Inc.	17,772	7,701
*	Markel Corp.	6,386	7,626
	Brown & Brown Inc.	113,900	7,180
	Cincinnati Financial Corp.	73,051	7,083
	W R Berkley Corp.	99,147	6,425
	Cboe Global Markets Inc.	49,700	5,863
*	Alleghany Corp.	6,268	5,273
	Fidelity National Financial Inc.	134,413	5,256
	Comerica Inc.	64,504	5,180
	Equitable Holdings Inc.	173,921	5,174
	Signature Bank	29,600	5,161
	Everest Re Group Ltd.	18,901	5,085
	Annaly Capital Management Inc.	783,152	5,051
	Ally Financial Inc.	145,913	4,844
	MarketAxess Holdings Inc.	17,879	4,445
	Credicorp Ltd.	32,000	4,124
	Zions Bancorp NA	72,346	3,981
	Globe Life Inc.	40,108	3,898
	Assurant Inc.	24,462	3,877
	Franklin Resources Inc.	140,024	3,650
	Lincoln National Corp.	77,610	3,575
	Commerce Bancshares Inc.	48,495	3,335
	AGNC Investment Corp.	256,510	3,065
	RenaissanceRe Holdings Ltd.	20,918	2,829
	SEI Investments Co.	50,651	2,771
	Voya Financial Inc.	44,008	2,708
	CNA Financial Corp.	14,600	562
			1,422,940
Health Care (14.8%)
	UnitedHealth Group Inc.	442,966	230,046
	Pfizer Inc.	2,675,923	121,032
	Eli Lilly & Co.	398,970	120,182
	AbbVie Inc.	836,839	112,521
	Merck & Co. Inc.	1,198,103	102,270
	Thermo Fisher Scientific Inc.	185,285	101,040
	Abbott Laboratories	811,568	83,307
	Danaher Corp.	306,801	82,809
	Bristol-Myers Squibb Co.	1,008,787	68,002
	Amgen Inc.	252,465	60,667
	Medtronic plc	632,226	55,585
	Elevance Health Inc.	114,109	55,355
	Cigna Corp.	147,922	41,929
	Gilead Sciences Inc.	594,360	37,724
	Zoetis Inc.	222,627	34,848
*	Intuitive Surgical Inc.	169,112	34,793
*	Vertex Pharmaceuticals Inc.	121,137	34,132
	Stryker Corp.	165,652	33,992
	Becton Dickinson and Co.	134,480	33,945
	Humana Inc.	59,680	28,753
		Shares	Market Value• ($000)
*	Regeneron Pharmaceuticals Inc.	48,914	28,422
*	Boston Scientific Corp.	674,026	27,170
*	Edwards Lifesciences Corp.	291,976	26,307
*	Centene Corp.	275,299	24,705
*	Moderna Inc.	162,889	21,545
	HCA Healthcare Inc.	106,790	21,131
*	IQVIA Holdings Inc.	88,998	18,926
	Agilent Technologies Inc.	142,014	18,213
*	DexCom Inc.	186,260	15,312
	ResMed Inc.	68,282	15,017
*	Illumina Inc.	74,263	14,974
*	IDEXX Laboratories Inc.	39,470	13,721
	Baxter International Inc.	237,180	13,628
*	Biogen Inc.	68,336	13,352
*	Veeva Systems Inc. Class A	65,900	13,135
*	Alnylam Pharmaceuticals Inc.	57,205	11,823
	Zimmer Biomet Holdings Inc.	99,016	10,527
	West Pharmaceutical Services Inc.	35,000	10,384
	Laboratory Corp. of America Holdings	44,122	9,939
*	Seagen Inc.	64,237	9,911
	Cardinal Health Inc.	130,813	9,251
*	Align Technology Inc.	37,320	9,095
*	Insulet Corp.	32,565	8,319
	STERIS plc	40,231	8,102
	PerkinElmer Inc.	59,937	8,095
*	ICON plc	38,300	8,037
*	Hologic Inc.	117,133	7,914
*	BioMarin Pharmaceutical Inc.	87,314	7,788
*	Avantor Inc.	289,124	7,202
	Royalty Pharma plc Class A	170,400	7,124
*	Catalent Inc.	80,300	7,066
	Quest Diagnostics Inc.	56,028	7,021
	Cooper Cos. Inc.	23,219	6,674
*	Horizon Therapeutics plc	106,096	6,282
	Bio-Techne Corp.	18,600	6,172
*	Incyte Corp.	87,156	6,138
	Viatris Inc.	584,013	5,577
*	ABIOMED Inc.	21,252	5,510
	Teleflex Inc.	22,600	5,114
*	Bio-Rad Laboratories Inc. Class A	10,186	4,941
*	Charles River Laboratories International Inc.	23,900	4,905
*	Henry Schein Inc.	64,036	4,701
*	Jazz Pharmaceuticals plc	29,254	4,541
*	Novocure Ltd.	49,058	4,029
*	Masimo Corp.	24,158	3,549
	Organon & Co.	119,824	3,419
	DENTSPLY SIRONA Inc.	100,799	3,303
*	Elanco Animal Health Inc. (XNYS)	211,637	3,202
*	Exact Sciences Corp.	84,824	3,016
	Universal Health Services Inc. Class B	29,507	2,887
*	Teladoc Health Inc.	76,237	2,368
*	DaVita Inc.	25,547	2,179
	Embecta Corp.	29,296	935

8

FTSE Social Index Fund
		Shares	Market Value• ($000)
*	Zimvie Inc.	13,021	198
			1,995,728
Industrials (10.0%)
	Visa Inc. Class A	779,736	154,941
	Mastercard Inc. Class A	407,779	132,271
	Accenture plc Class A	300,149	86,581
	United Parcel Service Inc. Class B	348,360	67,759
	Union Pacific Corp.	297,161	66,716
*	PayPal Holdings Inc.	548,387	51,241
	Deere & Co.	132,749	48,487
	Automatic Data Processing Inc.	197,551	48,283
	Caterpillar Inc.	252,506	46,640
	American Express Co.	284,935	43,310
	CSX Corp.	1,026,889	32,501
*	Fiserv Inc.	281,898	28,525
	Illinois Tool Works Inc.	146,109	28,466
	Fidelity National Information Services Inc.	288,406	26,352
	Sherwin-Williams Co.	113,072	26,244
	FedEx Corp.	113,238	23,872
	Capital One Financial Corp.	185,250	19,603
	Paychex Inc.	152,410	18,798
	Johnson Controls International plc	331,914	17,970
	Trane Technologies plc	111,360	17,157
	Cintas Corp.	41,672	16,954
*	Block Inc. (XNYS)	243,275	16,764
	Global Payments Inc.	131,834	16,378
	PACCAR Inc.	161,675	14,148
*	Keysight Technologies Inc.	84,676	13,878
	Verisk Analytics Inc. Class A	73,505	13,757
	DuPont de Nemours Inc.	242,984	13,520
	Old Dominion Freight Line Inc.	48,233	13,091
	Rockwell Automation Inc.	55,168	13,071
*	Mettler-Toledo International Inc.	10,473	12,698
	Equifax Inc.	57,800	10,910
	Vulcan Materials Co.	63,206	10,523
	Martin Marietta Materials Inc.	29,590	10,289
	Ingersoll Rand Inc.	193,806	9,181
	Dover Corp.	69,507	8,686
*	Waters Corp.	28,209	8,423
	Expeditors International of Washington Inc.	79,276	8,157
	Synchrony Financial	246,153	8,061
	Xylem Inc.	85,453	7,785
	Westinghouse Air Brake Technologies Corp.	86,601	7,591
*	Bill.com Holdings Inc.	46,600	7,544
*	FleetCor Technologies Inc.	35,451	7,534
*	Trimble Inc.	118,650	7,505
*	Zebra Technologies Corp. Class A	24,579	7,414
	IDEX Corp.	34,500	6,942
	JB Hunt Transport Services Inc.	39,251	6,830
	TransUnion	92,200	6,811
		Shares	Market Value• ($000)
	CH Robinson Worldwide Inc.	59,297	6,769
	Jack Henry & Associates Inc.	34,444	6,620
*	Generac Holdings Inc.	29,600	6,524
	Stanley Black & Decker Inc.	70,949	6,251
	Packaging Corp. of America	42,920	5,877
	Masco Corp.	115,020	5,851
	Snap-on Inc.	24,919	5,429
*	Fair Isaac Corp.	11,979	5,383
	Westrock Co.	115,900	4,704
	Allegion plc	42,590	4,050
	Robert Half International Inc.	51,607	3,972
	Fortune Brands Home & Security Inc.	55,133	3,387
*	Mohawk Industries Inc.	26,294	2,902
*	XPO Logistics Inc.	48,737	2,555
	Western Union Co.	170,227	2,523
*	GXO Logistics Inc.	52,137	2,314
			1,345,273
Real Estate (3.5%)
	American Tower Corp.	219,634	55,798
	Prologis Inc.	348,903	43,442
	Crown Castle Inc.	203,756	34,808
	Equinix Inc.	42,975	28,250
	Public Storage	74,074	24,506
	Realty Income Corp.	283,106	19,331
	Digital Realty Trust Inc.	133,814	16,543
	SBA Communications Corp. Class A	50,465	16,414
	Welltower Inc.	214,130	16,413
	Simon Property Group Inc.	155,900	15,899
	AvalonBay Communities Inc.	65,265	13,112
	Equity Residential	177,514	12,990
*	CoStar Group Inc.	185,620	12,927
	Extra Space Storage Inc.	62,600	12,441
*	CBRE Group Inc. Class A	153,401	12,113
	Alexandria Real Estate Equities Inc.	75,231	11,540
	Duke Realty Corp.	181,715	10,694
	Invitation Homes Inc.	286,458	10,393
	Mid-America Apartment Communities Inc.	54,726	9,066
	Ventas Inc.	189,239	9,057
	Sun Communities Inc.	55,544	8,538
	Essex Property Trust Inc.	31,272	8,289
	WP Carey Inc.	89,782	7,544
	Iron Mountain Inc.	136,824	7,198
	UDR Inc.	154,346	6,926
	Healthpeak Properties Inc.	246,150	6,461
	Boston Properties Inc.	76,167	6,050
	Kimco Realty Corp.	285,044	6,009
	Host Hotels & Resorts Inc.	337,100	5,990
	Equity LifeStyle Properties Inc.	80,599	5,650
	Regency Centers Corp.	83,202	5,062
	Federal Realty Investment Trust	39,424	3,992
*	Zillow Group Inc. Class C	82,917	2,774
	Vornado Realty Trust	90,758	2,380

9

FTSE Social Index Fund
		Shares	Market Value• ($000)
*	Zillow Group Inc. Class A	25,750	860
			469,460
Technology (32.6%)
	Apple Inc.	7,240,758	1,138,392
	Microsoft Corp.	3,543,507	926,521
*	Alphabet Inc. Class A	2,837,440	307,068
*	Alphabet Inc. Class C	2,612,720	285,178
*	Meta Platforms Inc. Class A	1,085,797	176,909
	NVIDIA Corp.	1,140,180	172,099
	Broadcom Inc.	189,072	94,368
*	Adobe Inc.	223,594	83,499
	Texas Instruments Inc.	437,084	72,211
*	Salesforce Inc.	455,960	71,184
	QUALCOMM Inc.	531,113	70,250
*	Advanced Micro Devices Inc.	764,388	64,874
	Intel Corp.	1,936,376	61,809
	Intuit Inc.	130,275	56,250
	Oracle Corp.	715,864	53,081
*	ServiceNow Inc.	94,784	41,195
	Applied Materials Inc.	417,195	39,246
	Micron Technology Inc.	526,607	29,769
	Lam Research Corp.	65,629	28,740
*	Palo Alto Networks Inc.	45,690	25,441
*	Synopsys Inc.	72,180	24,976
	KLA Corp.	70,401	24,227
*	Cadence Design Systems Inc.	129,075	22,429
*	Autodesk Inc.	103,062	20,792
	NXP Semiconductors NV	124,158	20,434
	Marvell Technology Inc.	401,544	18,800
*	Crowdstrike Holdings Inc. Class A	99,144	18,105
*	Snowflake Inc. Class A	92,100	16,665
	Microchip Technology Inc.	252,964	16,506
*	Atlassian Corp. plc Class A	64,900	16,073
	Cognizant Technology Solutions Corp. Class A	246,457	15,569
*	Workday Inc. Class A	91,787	15,104
*	Fortinet Inc.	308,500	15,021
	HP Inc.	494,766	14,205
*	ON Semiconductor Corp.	205,500	14,132
*	Twitter Inc.	351,929	13,637
*	Datadog Inc. Class A	121,703	12,773
	Corning Inc.	357,700	12,276
*	EPAM Systems Inc.	25,879	11,037
	CDW Corp.	64,445	11,001
*	Gartner Inc.	36,858	10,516
	VMware Inc. Class A	84,549	9,810
	Monolithic Power Systems Inc.	21,572	9,776
*	MongoDB Inc. Class A	29,800	9,621
*	Zoom Video Communications Inc. Class A	118,831	9,554
	Hewlett Packard Enterprise Co.	629,467	8,561
*	Paycom Software Inc.	24,100	8,464
*	VeriSign Inc.	45,607	8,310
*	Cloudflare Inc. Class A	131,203	8,209
	Skyworks Solutions Inc.	76,357	7,525
	NetApp Inc.	102,465	7,391
*	HubSpot Inc.	21,679	7,307
		Shares	Market Value• ($000)
*	Tyler Technologies Inc.	19,279	7,162
*	DoorDash Inc. Class A	116,800	6,996
*	Splunk Inc.	76,482	6,886
*	Akamai Technologies Inc.	75,627	6,828
*	Palantir Technologies Inc. Class A	853,400	6,588
	Teradyne Inc.	76,700	6,492
*	Pinterest Inc. Class A	274,213	6,318
*	Western Digital Corp.	149,498	6,318
*	Zscaler Inc.	39,158	6,236
	Citrix Systems Inc.	59,762	6,142
	NortonLifeLock Inc.	267,569	6,044
	Seagate Technology Holdings plc	88,674	5,938
	SS&C Technologies Holdings Inc.	106,300	5,927
*	GoDaddy Inc. Class A	77,200	5,853
*	PTC Inc.	50,100	5,756
*	Check Point Software Technologies Ltd.	47,658	5,730
*	Twilio Inc. Class A	80,920	5,630
*	DocuSign Inc. Class A	94,831	5,521
*	Okta Inc.	59,258	5,416
	Amdocs Ltd.	58,825	5,028
*	Qorvo Inc.	51,700	4,642
*	F5 Inc.	28,895	4,538
*	Zendesk Inc.	57,100	4,384
*,1	Unity Software Inc.	96,800	4,135
*	Flex Ltd.	223,800	3,986
*	Ceridian HCM Holding Inc.	65,489	3,906
*	Arrow Electronics Inc.	32,388	3,395
*	Clarivate plc	231,746	2,704
*	Coupa Software Inc.	36,758	2,147
*	RingCentral Inc. Class A	41,158	1,771
*	Wix.com Ltd.	25,300	1,601
*,2	Yandex NV Class A	149,782	—
			4,396,908
Telecommunications (3.1%)
	Cisco Systems Inc.	1,969,098	88,058
	Verizon Communications Inc.	1,991,013	83,244
	Comcast Corp. Class A	2,104,406	76,159
	AT&T Inc.	3,387,358	59,414
*	T-Mobile US Inc.	282,236	40,631
*	Charter Communications Inc. Class A	54,791	22,608
	Motorola Solutions Inc.	77,930	18,969
*	Arista Networks Inc.	117,928	14,137
	Lumen Technologies Inc.	485,300	4,834
	Juniper Networks Inc.	150,325	4,272
*	Roku Inc.	57,300	3,896
*	Liberty Global plc Class C	157,200	3,350
*	DISH Network Corp. Class A	122,872	2,132
*	Liberty Global plc Class A	72,200	1,459
	Ubiquiti Inc.	2,900	900
			424,063
Utilities (0.5%)
	Waste Management Inc.	195,862	33,107
	Republic Services Inc. Class A	96,849	13,822
	American Water Works Co. Inc.	86,141	12,788

10

FTSE Social Index Fund
		Shares	Market Value• ($000)
	Atmos Energy Corp.	65,110	7,382
			67,099
Total Common Stocks (Cost $9,382,443)			13,456,828
Temporary Cash Investments (0.3%)
Money Market Fund (0.3%)
[3,4]	Vanguard Market Liquidity Fund, 2.284% (Cost $40,975)	409,912	40,979
Total Investments (100.0%) (Cost $9,423,418)			13,497,807
Other Assets and Liabilities—Net (0.0%)			6,361
Net Assets (100%)			13,504,168
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $10,538,000.
2	Security value determined using significant unobservable inputs.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $11,257,000 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2022	252	49,852	(783)

See accompanying Notes, which are an integral part of the Financial Statements.
11

FTSE Social Index Fund
Statement of Assets and Liabilities
As of August 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $9,382,443)	13,456,828
Affiliated Issuers (Cost $40,975)	40,979
Total Investments in Securities	13,497,807
Investment in Vanguard	507
Cash Collateral Pledged—Futures Contracts	2,190
Receivables for Investment Securities Sold	260
Receivables for Accrued Income	14,355
Receivables for Capital Shares Issued	5,222
Total Assets	13,520,341
Liabilities
Due to Custodian	218
Payables for Investment Securities Purchased	55
Collateral for Securities on Loan	11,257
Payables for Capital Shares Redeemed	3,481
Payables to Vanguard	820
Variation Margin Payable—Futures Contracts	342
Total Liabilities	16,173
Net Assets	13,504,168
1 Includes $10,538 of securities on loan.
At August 31, 2022, net assets consisted of:

Paid-in Capital	9,933,973
Total Distributable Earnings (Loss)	3,570,195
Net Assets	13,504,168

Admiral Shares—Net Assets
Applicable to 204,318,511 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	7,511,642
Net Asset Value Per Share—Admiral Shares	$36.76

Institutional Shares—Net Assets
Applicable to 226,427,289 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,992,526
Net Asset Value Per Share—Institutional Shares	$26.47

See accompanying Notes, which are an integral part of the Financial Statements.
12

FTSE Social Index Fund
Statement of Operations

Year Ended August 31, 2022
($000)
Investment Income
Income
Dividends[1]	188,560
Interest[2]	105
Securities Lending—Net	174
Total Income	188,839
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,416
Management and Administrative—Admiral Shares	10,182
Management and Administrative—Institutional Shares	6,910
Marketing and Distribution—Admiral Shares	451
Marketing and Distribution—Institutional Shares	274
Custodian Fees	91
Auditing Fees	28
Shareholders’ Reports—Admiral Shares	137
Shareholders’ Reports—Institutional Shares	58
Trustees’ Fees and Expenses	6
Other Expenses	85
Total Expenses	19,638
Net Investment Income	169,201
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	(6,474)
Futures Contracts	(4,400)
Realized Net Gain (Loss)	(10,874)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(2,814,376)
Futures Contracts	(906)
Change in Unrealized Appreciation (Depreciation)	(2,815,282)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,656,955)
1	Dividends are net of foreign withholding taxes of $53,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $101,000, ($15,000), less than $1,000, and $4,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $44,652,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
13

FTSE Social Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	169,201	133,231
Realized Net Gain (Loss)	(10,874)	32,888
Change in Unrealized Appreciation (Depreciation)	(2,815,282)	3,136,143
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,656,955)	3,302,262
Distributions
Admiral Shares	(90,342)	(71,878)
Institutional Shares	(71,904)	(55,315)
Total Distributions	(162,246)	(127,193)
Capital Share Transactions
Admiral Shares	515,627	1,467,446
Institutional Shares	604,756	1,251,775
Net Increase (Decrease) from Capital Share Transactions	1,120,383	2,719,221
Total Increase (Decrease)	(1,698,818)	5,894,290
Net Assets
Beginning of Period	15,202,986	9,308,696
End of Period	13,504,168	15,202,986

See accompanying Notes, which are an integral part of the Financial Statements.
14

FTSE Social Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,			February 7, 2019[1] to August 31, 2019
	2022	2021	2020
Net Asset Value, Beginning of Period	$44.39	$34.27	$27.27	$25.00
Investment Operations
Net Investment Income[2]	.464	.432	.465	.273
Net Realized and Unrealized Gain (Loss) on Investments	(7.647)	10.110	6.996	2.183
Total from Investment Operations	(7.183)	10.542	7.461	2.456
Distributions
Dividends from Net Investment Income	(.447)	(.422)	(.461)	(.186)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.447)	(.422)	(.461)	(.186)
Net Asset Value, End of Period	$36.76	$44.39	$34.27	$27.27
Total Return[3]	-16.28%	31.04%	27.83%	9.85%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,512	$8,573	$5,305	$3,478
Ratio of Total Expenses to Average Net Assets	0.14%	0.14%	0.14%	0.14%[4]
Ratio of Net Investment Income to Average Net Assets	1.12%	1.13%	1.60%	1.79%[4]
Portfolio Turnover Rate	8%[5]	4%[5]	18%	11%[5,6]
1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Annualized.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
6	Reflects the fund’s portfolio turnover for the fiscal year ended August 31, 2019.

See accompanying Notes, which are an integral part of the Financial Statements.
15

FTSE Social Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$31.96	$24.67	$19.63	$19.28	$16.15
Investment Operations
Net Investment Income[1]	.340	.317	.339	.314	.305
Net Realized and Unrealized Gain (Loss) on Investments	(5.502)	7.282	5.037	.351	3.105
Total from Investment Operations	(5.162)	7.599	5.376	.665	3.410
Distributions
Dividends from Net Investment Income	(.328)	(.309)	(.336)	(.315)	(.280)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.328)	(.309)	(.336)	(.315)	(.280)
Net Asset Value, End of Period	$26.47	$31.96	$24.67	$19.63	$19.28
Total Return	-16.25%	31.09%	27.86%	3.58%	21.34%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,993	$6,630	$4,003	$2,701	$2,349
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	1.14%	1.15%	1.62%	1.49%	1.71%
Portfolio Turnover Rate	8%[2]	4%[2]	18%	11%[2]	8%[2]
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.
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FTSE Social Index Fund
Notes to Financial Statements
Vanguard FTSE Social Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
17

FTSE Social Index Fund
During the year ended August 31, 2022, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple
18

FTSE Social Index Fund
Secured Overnight Financing Rate inclusive of an additional agreed-upon spread.  However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2022, the fund had contributed to Vanguard capital in the amount of $507,000, representing less than 0.01% of the fund’s net assets and 0.20% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
19

FTSE Social Index Fund
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	13,456,828	—	—	13,456,828
Temporary Cash Investments	40,979	—	—	40,979
Total	13,497,807	—	—	13,497,807
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	783	—	—	783
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	44,581
Total Distributable Earnings (Loss)	(44,581)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	37,047
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(483,039)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	4,016,187
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FTSE Social Index Fund
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	162,246	127,193
Long-Term Capital Gains	—	—
Total	162,246	127,193
*	Includes short-term capital gains, if any.
As of August 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	9,481,620
Gross Unrealized Appreciation	4,900,516
Gross Unrealized Depreciation	(884,329)
Net Unrealized Appreciation (Depreciation)	4,016,187
E.	During the year ended August 31, 2022, the fund purchased $2,431,383,000 of investment securities and sold $1,316,931,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $129,344,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2022, such purchases were $197,047,000 and sales were $105,219,000, resulting in net realized loss of $11,487,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Admiral Shares
Issued	2,331,265	55,224	2,693,123	70,662
Issued in Lieu of Cash Distributions	78,683	1,922	62,679	1,718
Redeemed	(1,894,321)	(45,939)	(1,288,356)	(34,072)
Net Increase (Decrease)—Admiral Shares	515,627	11,207	1,467,446	38,308
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FTSE Social Index Fund
	Year Ended August 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Institutional Shares
Issued	1,604,543	52,921	1,839,997	67,229
Issued in Lieu of Cash Distributions	70,377	2,386	54,024	2,056
Redeemed	(1,070,164)	(36,334)	(642,246)	(24,102)
Net Increase (Decrease)—Institutional Shares	604,756	18,973	1,251,775	45,183
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2022, that would require recognition or disclosure in these financial statements.
22

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard FTSE Social Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard FTSE Social Index Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers  LLP
Philadelphia, Pennsylvania
October 18, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
23

Tax information (unaudited)
For corporate shareholders, 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $162,246,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $36,697, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
24

Trustees Approve Advisory Arrangement
The board of trustees of Vanguard FTSE Social Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
Cost
The board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also below the peer-group average.
25

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that the fund’s arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.
26

Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard World Fund approved the appointment of liquidity risk management program administrators responsible for administering Vanguard FTSE Social Index Fund's Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2021, through December 31, 2021 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.
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London Stock Exchange Group companies include FTSE International Limited (“FTSE”), Frank Russell Company (“Russell”), MTS Next Limited (“MTS”), and FTSE TMX Global Debt Capital Markets Inc. (“FTSE TMX”). All rights reserved. “FTSE®”, “Russell®”, “MTS®”, “FTSE TMX®” and “FTSE Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies’ index values and the use of their indexes to create financial products require a license with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

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All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
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© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q2130 102022

Annual Report   |   August 31, 2022
Vanguard U.S. Sector Index Funds
Vanguard Communication Services Index Fund
Vanguard Consumer Discretionary Index Fund
Vanguard Consumer Staples Index Fund
Vanguard Energy Index Fund
Vanguard Financials Index Fund
Vanguard Health Care Index Fund
Vanguard Industrials Index Fund
Vanguard Information Technology Index Fund
Vanguard Materials Index Fund
Vanguard Utilities Index Fund

Contents
Your Fund’s Performance at a Glance	1
About Your Fund’s Expenses	2
Communication Services Index Fund	5
Consumer Discretionary Index Fund	16
Consumer Staples Index Fund	29
Energy Index Fund	40
Financials Index Fund	51
Health Care Index Fund	65
Industrials Index Fund	78
Information Technology Index Fund	91
Materials Index Fund	104
Utilities Index Fund	115
Trustees Approve Advisory Arrangements	130
Liquidity Risk Management	131
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended August 31, 2022, returns for the Vanguard U.S. Sector Index Funds ranged from about –37% to about 74%. All 10 funds closely tracked their target indexes.
•	The investment outlook grew more challenging during the fiscal year. Sentiment deteriorated as inflation soared to multidecade highs, fueled in part by higher energy and food prices in the wake of Russia’s invasion of Ukraine. The Federal Reserve reacted by raising interest rates, which pushed borrowing costs higher and sparked fears of recession. A bright spot was energy amid a pick-up in demand for oil and gas and supply constraints related to the conflict in Ukraine.
•	Returns were strongest for Vanguard Energy Index (+73.97%) and Utilities Index (+11.22%) Funds. At the low end were Vanguard Communication Services Index (–36.61%), Consumer Discretionary Index (–19.11%), and Information Technology Index (–17.50%) Funds. (Returns listed are for Admiral Shares.)
Market Barometer
Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-12.96%	12.14%	11.61%
Russell 2000 Index (Small-caps)	-17.88	8.59	6.95
Russell 3000 Index (Broad U.S. market)	-13.28	11.90	11.29
FTSE All-World ex US Index (International)	-19.00	3.48	2.12
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-11.65%	-2.01%	0.54%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-8.63	-0.83	1.28
FTSE Three-Month U.S. Treasury Bill Index	0.44	0.56	1.10
CPI
Consumer Price Index	8.26%	4.90%	3.82%

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended August 31, 2022
	Beginning Account Value 2/28/2022	Ending Account Value 8/31/2022	Expenses Paid During Period
Based on Actual Fund Return
Communication Services Index Fund
ETF Shares	$1,000.00	$787.40	$0.45
Admiral™ Shares	1,000.00	787.60	0.45
Consumer Discretionary Index Fund
ETF Shares	$1,000.00	$870.10	$0.47
Admiral Shares	1,000.00	870.10	0.47
Consumer Staples Index Fund
ETF Shares	$1,000.00	$983.60	$0.50
Admiral Shares	1,000.00	983.90	0.50
Energy Index Fund
ETF Shares	$1,000.00	$1,177.50	$0.55
Admiral Shares	1,000.00	1,176.90	0.55
Financials Index Fund
ETF Shares	$1,000.00	$866.70	$0.47
Admiral Shares	1,000.00	866.80	0.47
Health Care Index Fund
ETF Shares	$1,000.00	$958.50	$0.49
Admiral Shares	1,000.00	958.50	0.49
Industrials Index Fund
ETF Shares	$1,000.00	$934.30	$0.49
Admiral Shares	1,000.00	934.30	0.49
Information Technology Index Fund
ETF Shares	$1,000.00	$867.60	$0.47
Admiral Shares	1,000.00	867.60	0.47
Materials Index Fund
ETF Shares	$1,000.00	$911.00	$0.48
Admiral Shares	1,000.00	911.00	0.48
Utilities Index Fund
ETF Shares	$1,000.00	$1,103.80	$0.53
Admiral Shares	1,000.00	1,104.00	0.53

Six Months Ended August 31, 2022
	Beginning Account Value 2/28/2022	Ending Account Value 8/31/2022	Expenses Paid During Period
Based on Hypothetical 5% Yearly Return
Communication Services Index Fund
ETF Shares	$1,000.00	$1,024.70	$0.51
Admiral Shares	1,000.00	1,024.70	0.51
Consumer Discretionary Index Fund
ETF Shares	$1,000.00	$1,024.70	$0.51
Admiral Shares	1,000.00	1,024.70	0.51
Consumer Staples Index Fund
ETF Shares	$1,000.00	$1,024.70	$0.51
Admiral Shares	1,000.00	1,024.70	0.51
Energy Index Fund
ETF Shares	$1,000.00	$1,024.70	$0.51
Admiral Shares	1,000.00	1,024.70	0.51
Financials Index Fund
ETF Shares	$1,000.00	$1,024.70	$0.51
Admiral Shares	1,000.00	1,024.70	0.51
Health Care Index Fund
ETF Shares	$1,000.00	$1,024.70	$0.51
Admiral Shares	1,000.00	1,024.70	0.51
Industrials Index Fund
ETF Shares	$1,000.00	$1,024.70	$0.51
Admiral Shares	1,000.00	1,024.70	0.51
Information Technology Index Fund
ETF Shares	$1,000.00	$1,024.70	$0.51
Admiral Shares	1,000.00	1,024.70	0.51
Materials Index Fund
ETF Shares	$1,000.00	$1,024.70	$0.51
Admiral Shares	1,000.00	1,024.70	0.51
Utilities Index Fund
ETF Shares	$1,000.00	$1,024.70	$0.51
Admiral Shares	1,000.00	1,024.70	0.51
The calculations are based on expenses incurred in the most recent six-month period. The funds' annualized six-month expense ratios for that period are: for the Communication Services Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Consumer Discretionary Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Consumer Staples Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Energy Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Financials Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Health Care Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Industrials Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Information Technology Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Materials Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; and for the Utilities Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares. The dollar amounts shown as “Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Communication Services Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2012, Through August 31, 2022
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Communication Services Index Fund ETF Shares Net Asset Value	-36.61%	1.65%	5.56%	$17,180
Communication Services Index Fund ETF Shares Market Price	-36.63	1.65	5.56	17,179
Communication Services Spliced Index	-36.57	1.65	5.55	17,165
MSCI US Investable Market 2500 Index	-13.30	11.39	12.83	33,443

	One Year	Five Years	Ten Years	Final Value of a $100,000 Investment
Communication Services Index Fund Admiral Shares	-36.61%	1.66%	5.58%	$172,055
Communication Services Spliced Index	-36.57	1.65	5.55	171,652
MSCI US Investable Market 2500 Index	-13.30	11.39	12.83	334,426
Communication Services Spliced Index: MSCI US IMI/Telecommunication Services 25/50 through May 2, 2018; MSCI US IMI/ Communication Services 25/50 Transition Index through December 2, 2018; MSCI US IMI/Communication Services 25/50 thereafter.
Cumulative Returns of ETF Shares: August 31, 2012, Through August 31, 2022
	One Year	Five Years	Ten Years
Communication Services Index Fund ETF Shares Market Price	-36.63%	8.53%	71.79%
Communication Services Index Fund ETF Shares Net Asset Value	-36.61	8.55	71.80
Communication Services Spliced Index	-36.57	8.51	71.65
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

Communication Services Index Fund
Fund Allocation
As of August 31, 2022
Diversified Telecommunication Services	13.8%
Entertainment	22.4
Interactive Media & Services	40.7
Internet & Direct Marketing Retail	0.2
Media	18.9
Wireless Telecommunication Services	4.0
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Communication Services Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.6%)
Diversified Telecommunication Services (13.8%)
	Verizon Communications Inc.	3,577,216	149,563
	AT&T Inc.	6,875,893	120,603
	Lumen Technologies Inc.	1,962,285	19,544
*	Iridium Communications Inc.	418,144	18,561
*	Liberty Global plc Class C	784,364	16,715
*	Frontier Communications Parent Inc.	570,571	14,698
*	Liberty Global plc Class A	586,120	11,840
	Cogent Communications Holdings Inc.	155,269	8,268
*	Globalstar Inc.	2,619,815	5,240
*	Radius Global Infrastructure Inc. Class A (XNMS)	286,766	3,949
*	Liberty Latin America Ltd. Class C	552,653	3,852
*	EchoStar Corp. Class A	128,718	2,370
*	Anterix Inc.	48,200	2,046
	ATN International Inc.	40,213	1,884
*	IDT Corp. Class B	70,895	1,813
*	Consolidated Communications Holdings Inc.	272,547	1,564
*	Bandwidth Inc. Class A	84,828	1,315
*	Liberty Latin America Ltd. Class A	141,500	991
			384,816
Entertainment (22.2%)
*	Walt Disney Co.	1,402,747	157,220
*	Netflix Inc.	431,852	96,545
	Activision Blizzard Inc.	922,145	72,379
	Electronic Arts Inc.	359,349	45,591
*	Warner Bros Discovery Inc.	3,125,266	41,378
*	Take-Two Interactive Software Inc.	313,340	38,403
*	Liberty Media Corp.-Liberty Formula One Class C	417,824	26,607
*	Live Nation Entertainment Inc.	277,618	25,086
*	Roblox Corp. Class A	475,201	18,585
*,1	AMC Entertainment Holdings Inc. Class A	1,665,434	15,189
*	Roku Inc.	198,071	13,469
	Warner Music Group Corp. Class A	442,524	11,846
	World Wrestling Entertainment Inc. Class A	157,573	10,717
*	Madison Square Garden Sports Corp.	53,187	8,524
*	Endeavor Group Holdings Inc. Class A	310,562	7,025
*	Cinemark Holdings Inc.	395,299	5,566
*	Madison Square Garden Entertainment Corp.	89,557	4,976
		Shares	Market Value• ($000)
*	Liberty Media Corp.- Liberty Braves Class C	142,618	3,899
*	Lions Gate Entertainment Corp. Class B	366,086	3,416
*	Playtika Holding Corp.	300,120	3,160
*	Lions Gate Entertainment Corp. Class A	282,557	2,783
*	Imax Corp.	171,012	2,681
	Marcus Corp.	80,417	1,294
*	Skillz Inc. Class A	869,632	1,157
*	Liberty Media Corp.- Liberty Braves Class A	29,158	819
			618,315
Interactive Media & Services (40.6%)
*	Meta Platforms Inc. Class A	2,023,017	329,610
*	Alphabet Inc. Class A	2,996,974	324,333
*	Alphabet Inc. Class C	2,674,653	291,938
*	Twitter Inc.	1,003,774	38,896
*	Match Group Inc.	366,642	20,726
*	Pinterest Inc. Class A	826,192	19,036
*	ZoomInfo Technologies Inc. Class A	380,424	17,279
*	Snap Inc. Class A	1,577,247	17,160
*	Ziff Davis Inc.	153,799	11,886
*	IAC Inc.	176,929	11,371
*	Yelp Inc. Class A	257,920	8,813
*	TripAdvisor Inc.	363,986	8,663
*	Bumble Inc. Class A	259,221	6,494
*	Cargurus Inc.	317,296	5,933
*	Vimeo Inc.	542,439	3,211
*	Cars.com Inc.	240,261	3,063
*	ZipRecruiter Inc. Class A	143,292	2,390
*,1	fuboTV Inc.	639,101	2,314
*	QuinStreet Inc.	189,489	2,276
*	Eventbrite Inc. Class A	291,192	2,070
*	Angi Inc. Class A	265,084	1,076
*	Mediaalpha Inc. Class A	83,233	695
*	Nextdoor Holdings Inc.	211,876	674
*	Outbrain Inc.	41,416	183
			1,130,090
Internet & Direct Marketing Retail (0.2%)
	Shutterstock Inc.	92,480	5,124
Media (18.8%)
	Comcast Corp. Class A	3,449,838	124,850
*	Charter Communications Inc. Class A	140,183	57,844
	Omnicom Group Inc.	396,163	26,503
	Nexstar Media Group Inc. Class A	121,123	23,173
*	Liberty Broadband Corp. Class C	217,602	22,130
	Fox Corp. Class A	638,680	21,830
	Interpublic Group of Cos. Inc.	750,677	20,749
	Paramount Global Inc. Class B	783,118	18,317
		Shares	Market Value• ($000)
*	Liberty Media Corp.- Liberty SiriusXM Class C	416,944	17,245
	TEGNA Inc.	760,289	16,270
	Fox Corp. Class B	507,076	16,034
	News Corp. Class A	943,298	15,961
	Cable One Inc.	12,662	14,371
	Sirius XM Holdings Inc.	2,206,740	13,439
	New York Times Co. Class A	440,189	13,421
*	Liberty Media Corp.- Liberty SiriusXM Class A	270,545	11,238
*	DISH Network Corp. Class A	621,781	10,788
	News Corp. Class B	467,203	8,055
*	Liberty Broadband Corp. Class A	79,354	8,000
*	Altice USA Inc. Class A	786,926	7,869
	John Wiley & Sons Inc. Class A	161,620	7,439
*	TechTarget Inc.	102,152	6,630
	Gray Television Inc.	288,569	5,512
	Scholastic Corp.	107,376	4,930
*	iHeartMedia Inc. Class A	418,245	3,701
	Sinclair Broadcast Group Inc. Class A	162,321	3,586
*	WideOpenWest Inc.	191,680	3,412
*	Magnite Inc.	432,411	3,256
*	EW Scripps Co. Class A	194,752	2,911
*	PubMatic Inc. Class A	145,777	2,853
*	AMC Networks Inc. Class A	102,944	2,758
*	Boston Omaha Corp. Class A	72,961	1,957
*	Clear Channel Outdoor Holdings Inc.	1,210,554	1,937
*	Thryv Holdings Inc.	74,746	1,912
*	Cardlytics Inc.	124,136	1,644
*	Gannett Co. Inc.	506,772	1,176
*	Advantage Solutions Inc.	291,677	1,062
*	Adtheorent Holdings Co. Inc.	77,453	204
			524,967
Wireless Telecommunication Services (4.0%)
*	T-Mobile US Inc.	681,729	98,141
	Telephone and Data Systems Inc.	370,756	6,032
	Shenandoah Telecommunications Co.	173,037	3,857
*	Gogo Inc.	183,362	2,725

Communication Services Index Fund
		Shares	Market Value• ($000)
*	United States Cellular Corp.	57,284	1,638
			112,393
Total Common Stocks (Cost $3,639,590)			2,775,705
Preferred Stock (0.2%)
Entertainment (0.2%)
*,2	AMC Entertainment Holdings Inc. Class A Preference, 0.000% (Cost $9,064)	995,485	4,878
Temporary Cash Investments (0.6%)
Money Market Fund (0.6%)
[3,4]	Vanguard Market Liquidity Fund, 2.284% (Cost $16,634)	166,418	16,637
Total Investments (100.4%) (Cost $3,665,288)			2,797,220
Other Assets and Liabilities—Net (-0.4%)			(9,803)
Net Assets (100.0%)			2,787,417
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $8,617,000.
2	Perpetual security with no stated maturity date.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $9,461,000 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Paramount Global	8/31/23	BANA	3,859	(0.023)	—	—
Sirius XM Holdings Inc.	1/31/23	GSI	4,401	(2.320)	—	(432)
					—	(432)
1	Based on 1M USD Overnight Bank Funding Rate as of the most recent payment date. Floating interest payment received/paid monthly.
1M—1-month.
BANA—Bank of America, N.A.
GSI—Goldman Sachs International.
At August 31, 2022, the counterparties had deposited in segregated accounts cash of $70,000 in connection with open over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Communication Services Index Fund
Statement of Assets and Liabilities
As of August 31, 2022
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $3,648,654)	2,780,583
Affiliated Issuers (Cost $16,634)	16,637
Total Investments in Securities	2,797,220
Investment in Vanguard	100
Cash Collateral Pledged—Over-the-Counter Swap Contracts	420
Receivables for Investment Securities Sold	51,181
Receivables for Accrued Income	1,272
Receivables for Capital Shares Issued	85
Total Assets	2,850,278
Liabilities
Due to Custodian	1,309
Payables for Investment Securities Purchased	51,347
Collateral for Securities on Loan	9,461
Payables for Capital Shares Redeemed	184
Payables to Vanguard	128
Unrealized Depreciation—Over-the-Counter Swap Contracts	432
Total Liabilities	62,861
Net Assets	2,787,417
1 Includes $8,617 of securities on loan.
At August 31, 2022, net assets consisted of:

Paid-in Capital	4,112,534
Total Distributable Earnings (Loss)	(1,325,117)
Net Assets	2,787,417

ETF Shares—Net Assets
Applicable to 28,870,524 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,717,424
Net Asset Value Per Share—ETF Shares	$94.12

Admiral Shares—Net Assets
Applicable to 1,459,210 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	69,993
Net Asset Value Per Share—Admiral Shares	$47.97

See accompanying Notes, which are an integral part of the Financial Statements.

Communication Services Index Fund
Statement of Operations

Year Ended August 31, 2022
($000)
Investment Income
Income
Dividends	34,007
Non-Cash Dividends	4,147
Interest[1]	35
Securities Lending—Net	743
Total Income	38,932
Expenses
The Vanguard Group—Note B
Investment Advisory Services	441
Management and Administrative— ETF Shares	2,865
Management and Administrative— Admiral Shares	76
Marketing and Distribution— ETF Shares	198
Marketing and Distribution— Admiral Shares	5
Custodian Fees	6
Auditing Fees	29
Shareholders’ Reports—ETF Shares	183
Shareholders’ Reports—Admiral Shares	1
Trustees’ Fees and Expenses	2
Other Expenses	13
Total Expenses	3,819
Net Investment Income	35,113
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	305,273
Swap Contracts	(3,367)
Realized Net Gain (Loss)	301,906
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(2,109,872)
Swap Contracts	(571)
Change in Unrealized Appreciation (Depreciation)	(2,110,443)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,773,424)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $35,000, ($15,000), less than $1,000, and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $397,917,000 of net gain (loss) resulting from in-kind redemptions.

Statement of Changes in Net Assets

	Year Ended August 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	35,113	29,060
Realized Net Gain (Loss)	301,906	376,670
Change in Unrealized Appreciation (Depreciation)	(2,110,443)	803,415
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,773,424)	1,209,145
Distributions
ETF Shares	(36,456)	(24,537)
Admiral Shares	(937)	(631)
Total Distributions	(37,393)	(25,168)
Capital Share Transactions
ETF Shares	(303,025)	719,965
Admiral Shares	(10,410)	26,851
Net Increase (Decrease) from Capital Share Transactions	(313,435)	746,816
Total Increase (Decrease)	(2,124,252)	1,930,793
Net Assets
Beginning of Period	4,911,669	2,980,876
End of Period	2,787,417	4,911,669

See accompanying Notes, which are an integral part of the Financial Statements.

Communication Services Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$149.87	$108.04	$87.24	$86.83	$93.54
Investment Operations
Net Investment Income[1]	1.110	1.018	1.005	.917	3.067
Net Realized and Unrealized Gain (Loss) on Investments	(55.695)	41.708	20.743	.316	(6.297)
Total from Investment Operations	(54.585)	42.726	21.748	1.233	(3.230)
Distributions
Dividends from Net Investment Income	(1.165)	(.896)	(.948)	(.823)	(3.480)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.165)	(.896)	(.948)	(.823)	(3.480)
Net Asset Value, End of Period	$94.12	$149.87	$108.04	$87.24	$86.83
Total Return	-36.61%	39.75%	25.15%	1.47%	-3.50%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,717	$4,787	$2,914	$2,016	$1,015
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	0.92%	0.80%	1.09%	1.09%	3.48%
Portfolio Turnover Rate[2]	16%	15%	15%	33%	84%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$76.38	$55.06	$44.46	$44.25	$47.67
Investment Operations
Net Investment Income[1]	.572	.519	.512	.470	1.554
Net Realized and Unrealized Gain (Loss) on Investments	(28.388)	21.259	10.571	.157	(3.199)
Total from Investment Operations	(27.816)	21.778	11.083	.627	(1.645)
Distributions
Dividends from Net Investment Income	(.594)	(.458)	(.483)	(.417)	(1.775)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.594)	(.458)	(.483)	(.417)	(1.775)
Net Asset Value, End of Period	$47.97	$76.38	$55.06	$44.46	$44.25
Total Return[2]	-36.61%	39.76%	25.16%	1.46%	-3.48%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$70	$124	$67	$50	$46
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	0.93%	0.79%	1.10%	1.09%	3.48%
Portfolio Turnover Rate[3]	16%	15%	15%	33%	84%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Communication Services Index Fund
Notes to Financial Statements
Vanguard Communication Services Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE ARCA; they can be purchased and sold through a broker.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2022, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

Communication Services Index Fund
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread.  However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Communication Services Index Fund
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2022, the fund had contributed to Vanguard capital in the amount of $100,000, representing less than 0.01% of the fund’s net assets and 0.04% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	2,775,705	—	—	2,775,705
Preferred Stock	4,878	—	—	4,878
Temporary Cash Investments	16,637	—	—	16,637
Total	2,797,220	—	—	2,797,220
Derivative Financial Instruments
Liabilities
Swap Contracts	—	432	—	432
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	397,729
Total Distributable Earnings (Loss)	(397,729)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of

Communication Services Index Fund
unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	5,574
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(450,224)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(880,467)
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	37,393	25,168
Long-Term Capital Gains	—	—
Total	37,393	25,168
*	Includes short-term capital gains, if any.
As of August 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	3,677,687
Gross Unrealized Appreciation	149,595
Gross Unrealized Depreciation	(1,030,062)
Net Unrealized Appreciation (Depreciation)	(880,467)
E.	During the year ended August 31, 2022, the fund purchased $2,185,944,000 of investment securities and sold $2,502,030,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,532,553,000 and $1,886,118,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2022, such purchases were $12,052,000 and sales were $57,913,000, resulting in net realized gain of $10,422,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	1,584,130	13,653	1,693,617	12,776
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,887,155)	(16,725)	(973,652)	(7,800)
Net Increase (Decrease)—ETF Shares	(303,025)	(3,072)	719,965	4,976
Admiral Shares
Issued	39,208	630	58,573	900
Issued in Lieu of Cash Distributions	787	12	544	9
Redeemed	(50,405)	(809)	(32,266)	(504)
Net Increase (Decrease)—Admiral Shares	(10,410)	(167)	26,851	405
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2022, that would require recognition or disclosure in these financial statements.

Consumer Discretionary Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2012, Through August 31, 2022
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Consumer Discretionary Index Fund ETF Shares Net Asset Value	-19.11%	14.11%	15.03%	$40,544
Consumer Discretionary Index Fund ETF Shares Market Price	-19.12	14.11	15.02	40,519
Consumer Discretionary Spliced Index	-19.05	14.19	15.12	40,883
MSCI US Investable Market 2500 Index	-13.30	11.39	12.83	33,443

	One Year	Five Years	Ten Years	Final Value of a $100,000 Investment
Consumer Discretionary Index Fund Admiral Shares	-19.11%	14.11%	15.03%	$405,555
Consumer Discretionary Spliced Index	-19.05	14.19	15.12	408,826
MSCI US Investable Market 2500 Index	-13.30	11.39	12.83	334,426
Consumer Discretionary Spliced Index: MSCI US IMI/Consumer Discretionary 25/50 through May 2, 2018; MSCI US IMI/Consumer Discretionary 25/50 Transition Index through December 2, 2018; MSCI US IMI/Consumer Discretionary 25/50 thereafter.
Cumulative Returns of ETF Shares: August 31, 2012, Through August 31, 2022
	One Year	Five Years	Ten Years
Consumer Discretionary Index Fund ETF Shares Market Price	-19.12%	93.46%	305.19%
Consumer Discretionary Index Fund ETF Shares Net Asset Value	-19.11	93.44	305.44
Consumer Discretionary Spliced Index	-19.05	94.15	308.83
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

Consumer Discretionary Index Fund
Fund Allocation
As of August 31, 2022
Auto Components	2.2%
Automobiles	19.0
Distributors	1.2
Diversified Consumer Services	1.3
Hotels, Restaurants & Leisure	17.8
Household Durables	3.8
Internet & Direct Marketing Retail	24.5
Leisure Products	1.2
Multiline Retail	4.0
Specialty Retail	19.3
Textiles, Apparel & Luxury Goods	5.7
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Consumer Discretionary Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.9%)
Auto Components (2.2%)
*	Aptiv plc	309,882	28,952
	BorgWarner Inc. (XNYS)	285,016	10,745
	Lear Corp.	71,652	9,934
	Autoliv Inc.	101,548	7,899
	Gentex Corp.	286,227	7,811
*	Goodyear Tire & Rubber Co.	370,128	5,193
*	Fox Factory Holding Corp.	55,140	5,140
*	Visteon Corp.	37,375	4,479
*	Adient plc	125,524	4,167
	LCI Industries	34,287	3,973
*	Dorman Products Inc.	36,475	3,307
	Dana Inc.	185,861	2,875
*,1	QuantumScape Corp. Class A	260,473	2,873
*	Gentherm Inc.	46,415	2,780
*	Tenneco Inc. Class A	131,277	2,476
*	American Axle & Manufacturing Holdings Inc.	216,308	2,239
*,1	Luminar Technologies Inc. Class A	219,559	1,893
*	XPEL Inc.	20,762	1,423
	Standard Motor Products Inc.	37,885	1,390
	Patrick Industries Inc.	23,505	1,245
*	Stoneridge Inc.	63,247	1,202
*	Solid Power Inc.	105,374	693
			112,689
Automobiles (19.0%)
*	Tesla Inc.	2,951,841	813,557
	Ford Motor Co.	4,459,733	67,966
	General Motors Co.	1,558,408	59,547
*	Rivian Automotive Inc. Class A	350,115	11,452
*,1	Lucid Group Inc.	465,386	7,139
	Harley-Davidson Inc.	183,331	7,071
	Thor Industries Inc.	70,999	5,752
	Winnebago Industries Inc.	48,813	2,811
*,1	Fisker Inc.	177,237	1,600
*	Workhorse Group Inc.	161,693	506
*,1	Canoo Inc.	100,553	321
*	Lordstown Motors Corp. Class A	141,854	303
*	Faraday Future Intelligent Electric Inc.	82,010	92
			978,117
Distributors (1.2%)
	Genuine Parts Co.	164,026	25,590
	LKQ Corp.	316,435	16,841
	Pool Corp.	46,664	15,828
*	Funko Inc. Class A	67,094	1,494
			59,753
Diversified Consumer Services (1.3%)
	Service Corp. International	190,552	11,759
	H&R Block Inc.	203,253	9,146
		Shares	Market Value• ($000)
*	Terminix Global Holdings Inc.	151,224	6,450
*	Bright Horizons Family Solutions Inc.	73,991	5,046
*	Grand Canyon Education Inc.	46,762	3,806
*	Chegg Inc.	159,792	3,145
	Graham Holdings Co. Class B	5,455	3,084
*	Adtalem Global Education Inc.	75,391	2,841
*	frontdoor Inc.	116,031	2,724
*	Stride Inc.	62,714	2,392
	Strategic Education Inc.	36,007	2,330
	Laureate Education Inc. Class A	180,208	1,986
*	Duolingo Inc.	17,834	1,677
*	Perdoceo Education Corp.	138,753	1,607
	ADT Inc.	181,977	1,327
*	OneSpaWorld Holdings Ltd.	137,427	1,211
	Carriage Services Inc. Class A	33,188	1,175
*	PowerSchool Holdings Inc. Class A	49,145	885
*	Mister Car Wash Inc.	77,810	771
*	Coursera Inc.	58,458	672
	European Wax Center Inc. Class A	25,435	550
*	2U Inc.	76,474	545
*	WW International Inc.	104,400	545
*	Rover Group Inc. Class A	62,541	238
*	Vivint Smart Home Inc.	35,313	221
*	Beachbody Co. Inc.	123,587	143
			66,276
Hotels, Restaurants & Leisure (17.8%)
	McDonald's Corp.	836,662	211,073
	Starbucks Corp.	1,298,733	109,184
*	Booking Holdings Inc.	46,152	86,572
*	Chipotle Mexican Grill Inc. Class A	31,456	50,229
	Marriott International Inc. Class A	315,045	48,435
*	Airbnb Inc. Class A	422,544	47,798
	Hilton Worldwide Holdings Inc.	317,758	40,470
	Yum! Brands Inc.	329,731	36,679
	Darden Restaurants Inc.	148,520	18,373
*	Expedia Group Inc.	170,022	17,453
	Domino's Pizza Inc.	42,640	15,856
*	Las Vegas Sands Corp.	404,585	15,225
	MGM Resorts International	412,729	13,471
*	Royal Caribbean Cruises Ltd.	267,895	10,944
	Vail Resorts Inc.	48,040	10,794
*	Carnival Corp.	1,098,980	10,396
*	Caesars Entertainment Inc.	239,771	10,339
	Aramark	278,584	9,948
	Churchill Downs Inc.	41,821	8,242
		Shares	Market Value• ($000)
*	Wynn Resorts Ltd.	131,126	7,945
	Texas Roadhouse Inc. Class A	82,408	7,315
	Wyndham Hotels & Resorts Inc.	111,683	7,297
	Marriott Vacations Worldwide Corp.	49,559	7,058
*	Planet Fitness Inc. Class A	102,796	6,964
*	DraftKings Inc. Class A	424,326	6,815
*	Norwegian Cruise Line Holdings Ltd.	501,887	6,565
*	Penn Entertainment Inc.	208,633	6,516
	Boyd Gaming Corp.	105,891	5,764
*	Hyatt Hotels Corp. Class A	64,110	5,746
	Choice Hotels International Inc.	45,604	5,231
*	Scientific Games Corp. Class A	100,944	4,969
	Wingstop Inc.	41,921	4,773
	Wendy's Co.	248,793	4,772
*	Hilton Grand Vacations Inc.	115,497	4,710
	Travel + Leisure Co.	109,071	4,625
	Papa John's International Inc.	46,513	3,760
	Cracker Barrel Old Country Store Inc.	31,210	3,369
*	SeaWorld Entertainment Inc.	66,207	3,327
	Red Rock Resorts Inc. Class A	79,130	3,024
*	Everi Holdings Inc.	139,133	2,574
	Jack in the Box Inc.	32,063	2,561
	Bloomin' Brands Inc.	126,084	2,549
*	Dave & Buster's Entertainment Inc.	61,138	2,527
*	Shake Shack Inc. Class A	51,270	2,444
*	Six Flags Entertainment Corp.	108,534	2,404
	Cheesecake Factory Inc.	73,526	2,251
	Dine Brands Global Inc.	27,431	1,827
*	Brinker International Inc.	71,685	1,757
*	Monarch Casino & Resort Inc.	25,482	1,539
*,1	Bally's Corp.	64,226	1,522
*	Playa Hotels & Resorts NV	225,408	1,479
*	Golden Entertainment Inc.	36,061	1,380
	Ruth's Hospitality Group Inc.	71,232	1,298
*	Denny's Corp.	135,697	1,282
*	BJ's Restaurants Inc.	51,033	1,280
*	Accel Entertainment Inc. Class A	129,710	1,221
*	Chuy's Holdings Inc.	51,239	1,144
*,1	Dutch Bros Inc. Class A	27,055	987
	Krispy Kreme Inc.	69,072	812
*	Lindblad Expeditions Holdings Inc.	89,198	689
*	Portillo's Inc. Class A	29,311	645
*,1	Bowlero Corp.	39,002	461

Consumer Discretionary Index Fund
		Shares	Market Value• ($000)
*	Kura Sushi USA Inc. Class A	4,606	344
*	Life Time Group Holdings Inc.	27,259	323
*	First Watch Restaurant Group Inc.	11,551	194
*	Membership Collective Group Inc.	23,158	131
*	F45 Training Holdings Inc.	26,227	66
			919,717
Household Durables (3.8%)
	DR Horton Inc.	387,091	27,541
	Lennar Corp. Class A	301,851	23,378
	Garmin Ltd.	177,385	15,697
*	NVR Inc.	3,504	14,507
	PulteGroup Inc.	294,137	11,960
	Whirlpool Corp.	69,347	10,860
	Newell Brands Inc.	485,150	8,660
*	TopBuild Corp.	40,251	7,396
*	Mohawk Industries Inc.	62,857	6,937
	Leggett & Platt Inc.	166,967	6,381
	Toll Brothers Inc.	138,223	6,053
	Tempur Sealy International Inc.	217,958	5,451
*	Skyline Champion Corp.	72,220	4,093
*	Meritage Homes Corp.	49,239	3,858
*	Taylor Morrison Home Corp. Class A	152,158	3,821
*	Helen of Troy Ltd.	30,573	3,780
	Installed Building Products Inc.	38,955	3,528
	KB Home	108,317	3,103
*	Cavco Industries Inc.	12,511	2,928
*	LGI Homes Inc.	30,526	2,897
*	Tri Pointe Homes Inc.	150,861	2,614
*	iRobot Corp.	43,900	2,585
	MDC Holdings Inc.	80,298	2,496
	Century Communities Inc.	46,167	2,156
*	Sonos Inc.	142,032	2,136
*	M/I Homes Inc.	45,454	1,965
	La-Z-Boy Inc.	73,030	1,927
*	Green Brick Partners Inc.	65,093	1,586
*	GoPro Inc. Class A	238,716	1,454
	Ethan Allen Interiors Inc.	53,800	1,279
*	Tupperware Brands Corp.	98,769	1,110
*	Lovesac Co.	35,292	1,089
*	Beazer Homes USA Inc.	75,510	1,075
*	Dream Finders Homes Inc. Class A	17,908	221
*	Snap One Holdings Corp.	15,003	168
*,1	Cricut Inc. Class A	18,017	112
*	Traeger Inc.	31,454	83
			196,885
Internet & Direct Marketing Retail (24.5%)
*	Amazon.com Inc.	9,061,022	1,148,666
*	MercadoLibre Inc.	44,862	38,373
	eBay Inc.	673,127	29,705
*	Etsy Inc.	150,294	15,873
*	DoorDash Inc. Class A	215,923	12,934
*,1	Wayfair Inc. Class A	83,757	4,415
*	Chewy Inc. Class A	102,940	3,534
	Qurate Retail Inc. Series A	556,121	1,724
*	Overstock.com Inc.	60,801	1,587
*	Revolve Group Inc.	60,938	1,431
	PetMed Express Inc.	53,319	1,097
*	Lands' End Inc.	59,136	817
*	Xometry Inc. Class A	13,271	650
*	1-800-Flowers.com Inc. Class A	74,158	644
		Shares	Market Value• ($000)
*	ContextLogic Inc. Class A	484,772	630
*,1	Groupon Inc. Class A	60,473	599
*	Liquidity Services Inc.	27,999	490
*	Stitch Fix Inc. Class A	83,862	421
*	Quotient Technology Inc.	184,193	343
*	Poshmark Inc. Class A	15,664	169
*	RealReal Inc.	75,687	162
	Vivid Seats Inc. Class A	19,813	160
*	Porch Group Inc.	63,011	135
*	BARK Inc.	55,998	130
*	ThredUP Inc. Class A	34,815	84
*	Boxed Inc.	37,417	40
			1,264,813
Leisure Products (1.1%)
	Hasbro Inc.	155,097	12,225
*	Mattel Inc.	419,870	9,287
	Polaris Inc.	70,254	7,958
	Brunswick Corp.	94,807	7,083
*	YETI Holdings Inc.	104,146	3,842
*	Callaway Golf Co.	153,116	3,388
*	Peloton Interactive Inc. Class A	322,204	3,283
	Acushnet Holdings Corp.	57,051	2,718
*	Vista Outdoor Inc.	79,459	2,234
*	Malibu Boats Inc. Class A	34,851	2,092
	Sturm Ruger & Co. Inc.	29,581	1,546
	Smith & Wesson Brands Inc.	100,295	1,334
	Johnson Outdoors Inc. Class A	16,729	1,023
	Clarus Corp.	24,370	370
*,1	AMMO Inc.	79,518	303
*	Latham Group Inc.	41,285	236
			58,922
Multiline Retail (4.0%)
	Target Corp.	541,371	86,803
	Dollar General Corp.	262,948	62,429
*	Dollar Tree Inc.	256,821	34,845
	Macy's Inc.	359,882	6,233
	Kohl's Corp.	170,158	4,836
*	Ollie's Bargain Outlet Holdings Inc.	78,286	4,330
	Dillard's Inc. Class A	9,216	2,730
	Nordstrom Inc.	153,050	2,619
	Big Lots Inc.	54,160	1,114
	Franchise Group Inc.	29,610	1,004
			206,943
Specialty Retail (19.3%)
	Home Depot Inc.	1,173,240	338,386
	Lowe's Cos. Inc.	754,672	146,512
	TJX Cos. Inc.	1,347,845	84,038
*	O'Reilly Automotive Inc.	76,204	53,123
*	AutoZone Inc.	23,470	49,738
	Ross Stores Inc.	402,839	34,753
*	Ulta Beauty Inc.	62,447	26,220
	Tractor Supply Co.	129,802	24,033
	Best Buy Co. Inc.	251,410	17,772
*	CarMax Inc.	188,293	16,653
	Williams-Sonoma Inc.	87,391	12,999
	Advance Auto Parts Inc.	71,753	12,100
	Bath & Body Works Inc.	304,552	11,369
*	Burlington Stores Inc.	78,416	10,993
*	Floor & Decor Holdings Inc. Class A	118,351	9,629
	Lithia Motors Inc. Class A	35,276	9,364
*,1	GameStop Corp. Class A	311,138	8,911
*	Five Below Inc.	67,933	8,687
	Murphy USA Inc.	29,082	8,439
		Shares	Market Value• ($000)
	Dick's Sporting Goods Inc.	78,487	8,349
*	AutoNation Inc.	50,608	6,306
*	RH	21,961	5,620
*	Asbury Automotive Group Inc.	28,127	4,908
	Penske Automotive Group Inc.	40,383	4,761
	Signet Jewelers Ltd.	70,215	4,590
	Foot Locker Inc.	122,044	4,496
	Academy Sports & Outdoors Inc.	90,614	3,904
	Group 1 Automotive Inc.	21,662	3,869
*	National Vision Holdings Inc.	116,041	3,856
*	Victoria's Secret & Co.	111,261	3,721
*,1	Carvana Co. Class A	99,378	3,278
*	Boot Barn Holdings Inc.	41,534	2,767
	Gap Inc.	283,919	2,595
	American Eagle Outfitters Inc.	226,111	2,546
*	Sally Beauty Holdings Inc.	168,968	2,514
	Monro Inc.	53,260	2,466
*	Leslie's Inc.	169,999	2,411
*	ODP Corp.	64,423	2,303
	Rent-A-Center Inc.	83,696	2,163
	Camping World Holdings Inc. Class A	70,616	2,127
*	Urban Outfitters Inc.	101,831	2,050
	Sonic Automotive Inc. Class A	38,316	2,038
	Designer Brands Inc. Class A	115,076	1,963
	Buckle Inc.	54,568	1,761
	Caleres Inc.	68,479	1,748
	Hibbett Inc.	29,129	1,707
*	Sleep Number Corp.	40,483	1,677
*,1	Bed Bath & Beyond Inc.	173,769	1,656
*	Genesco Inc.	26,841	1,519
*	MarineMax Inc.	40,270	1,463
*	Petco Health & Wellness Co. Inc. Class A	97,395	1,453
	Winmark Corp.	6,721	1,387
	Guess? Inc.	75,298	1,315
*	Abercrombie & Fitch Co. Class A	85,303	1,227
*	Children's Place Inc.	28,539	1,204
*	America's Car-Mart Inc.	14,745	1,189
	Haverty Furniture Cos. Inc.	41,307	1,108
*	Zumiez Inc.	41,938	1,089
	Shoe Carnival Inc.	44,553	1,060
*,1	Warby Parker Inc. Class A	69,414	872
*	Conn's Inc.	75,720	728
*,1	EVgo Inc.	65,635	623
	Aaron's Co. Inc.	51,820	617
	Arko Corp.	47,063	448
*	Sportsman's Warehouse Holdings Inc.	40,988	326
			995,497
Textiles, Apparel & Luxury Goods (5.7%)
	NIKE Inc. Class B	1,437,239	152,994
*	Lululemon Athletica Inc.	134,499	40,344
	VF Corp.	384,811	15,951
	Tapestry Inc.	316,363	10,987
*	Deckers Outdoor Corp.	33,306	10,710
*	Capri Holdings Ltd.	180,443	8,513
*	Skechers USA Inc. Class A	169,101	6,392
*	Crocs Inc.	80,274	5,916

Consumer Discretionary Index Fund
		Shares	Market Value• ($000)
	Ralph Lauren Corp. Class A	58,690	5,360
	PVH Corp.	88,141	4,958
	Carter's Inc.	53,948	3,984
	Hanesbrands Inc.	445,911	3,884
	Columbia Sportswear Co.	48,193	3,433
	Steven Madden Ltd.	104,777	3,050
	Kontoor Brands Inc.	74,617	2,778
	Oxford Industries Inc.	25,469	2,718
	Wolverine World Wide Inc.	124,242	2,428
*	Under Armour Inc. Class A	276,849	2,331
*	Under Armour Inc. Class C	302,934	2,299
	Levi Strauss & Co. Class A	124,433	2,102
*	G-III Apparel Group Ltd.	75,767	1,596
	Movado Group Inc.	37,646	1,201
*	Fossil Group Inc.	138,774	587
*	Allbirds Inc. Class A	87,779	361
*	PLBY Group Inc.	17,235	78
			294,955
Total Common Stocks (Cost $5,134,533)			5,154,567
		Shares	Market Value• ($000)
Temporary Cash Investments (0.4%)
Money Market Fund (0.4%)
[2,3]	Vanguard Market Liquidity Fund, 2.284% (Cost $20,321)	203,289	20,323
Total Investments (100.3%) (Cost $5,154,854)			5,174,890
Other Assets and Liabilities—Net (-0.3%)			(13,749)
Net Assets (100.0%)			5,161,141
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $17,800,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $19,459,000 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
MercadoLibre Inc.	8/31/23	BANA	5,816	(2.320)	—	—
1	Based on 1M USD Overnight Bank Funding Rate as of the most recent payment date. Floating interest payment received/paid monthly.
1M—1-month.
BANA—Bank of America, N.A.
At August 31, 2022, the counterparties had deposited in segregated accounts securities with a value of $670,000 in connection with open over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund
Statement of Assets and Liabilities
As of August 31, 2022
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $5,134,533)	5,154,567
Affiliated Issuers (Cost $20,321)	20,323
Total Investments in Securities	5,174,890
Investment in Vanguard	196
Cash	61
Receivables for Investment Securities Sold	118,496
Receivables for Accrued Income	6,627
Receivables for Capital Shares Issued	65
Total Assets	5,300,335
Liabilities
Payables for Investment Securities Purchased	118,930
Collateral for Securities on Loan	19,459
Payables for Capital Shares Redeemed	563
Payables to Vanguard	242
Unrealized Depreciation—Over-the-Counter Swap Contracts	—
Total Liabilities	139,194
Net Assets	5,161,141
1 Includes $17,800 of securities on loan.
At August 31, 2022, net assets consisted of:

Paid-in Capital	5,483,030
Total Distributable Earnings (Loss)	(321,889)
Net Assets	5,161,141

ETF Shares—Net Assets
Applicable to 18,047,621 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,637,655
Net Asset Value Per Share—ETF Shares	$256.97

Admiral Shares—Net Assets
Applicable to 3,935,712 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	523,486
Net Asset Value Per Share—Admiral Shares	$133.01

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund
Statement of Operations

Year Ended August 31, 2022
($000)
Investment Income
Income
Dividends	57,830
Interest[1]	14
Securities Lending—Net	900
Total Income	58,744
Expenses
The Vanguard Group—Note B
Investment Advisory Services	797
Management and Administrative— ETF Shares	4,751
Management and Administrative— Admiral Shares	534
Marketing and Distribution— ETF Shares	284
Marketing and Distribution— Admiral Shares	36
Custodian Fees	4
Auditing Fees	29
Shareholders’ Reports—ETF Shares	184
Shareholders’ Reports—Admiral Shares	14
Trustees’ Fees and Expenses	3
Other Expenses	18
Total Expenses	6,654
Net Investment Income	52,090
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	930,207
Futures Contracts	42
Swap Contracts	(2,446)
Realized Net Gain (Loss)	927,803
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(2,398,610)
Swap Contracts	—
Change in Unrealized Appreciation (Depreciation)	(2,398,610)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,418,717)
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $14,000, ($4,000), and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $1,091,980,000 of net gain (loss) resulting from in-kind redemptions.

Statement of Changes in Net Assets

	Year Ended August 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	52,090	35,356
Realized Net Gain (Loss)	927,803	269,720
Change in Unrealized Appreciation (Depreciation)	(2,398,610)	1,240,876
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,418,717)	1,545,952
Distributions
ETF Shares	(64,707)	(73,583)
Admiral Shares	(7,212)	(7,931)
Total Distributions	(71,919)	(81,514)
Capital Share Transactions
ETF Shares	(678,371)	1,320,560
Admiral Shares	(80,670)	162,859
Net Increase (Decrease) from Capital Share Transactions	(759,041)	1,483,419
Total Increase (Decrease)	(2,249,677)	2,947,857
Net Assets
Beginning of Period	7,410,818	4,462,961
End of Period	5,161,141	7,410,818

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$320.99	$246.86	$178.51	$180.85	$141.74
Investment Operations
Net Investment Income[1]	2.329	1.724	1.998	2.052	2.066
Net Realized and Unrealized Gain (Loss) on Investments	(63.227)	76.697	68.603	(2.391)	39.031
Total from Investment Operations	(60.898)	78.421	70.601	(.339)	41.097
Distributions
Dividends from Net Investment Income	(3.122)	(4.291)	(2.251)	(2.001)	(1.987)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.122)	(4.291)	(2.251)	(2.001)	(1.987)
Net Asset Value, End of Period	$256.97	$320.99	$246.86	$178.51	$180.85
Total Return	-19.11%	32.39%	39.98%	-0.14%	29.22%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,638	$6,658	$4,026	$3,049	$3,199
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	0.78%	0.60%	1.06%	1.20%	1.28%
Portfolio Turnover Rate[2]	9%	8%	10%	9%	28%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$166.15	$127.78	$92.40	$93.61	$73.36
Investment Operations
Net Investment Income[1]	1.211	.889	1.033	1.058	1.073
Net Realized and Unrealized Gain (Loss) on Investments	(32.737)	39.704	35.512	(1.232)	20.205
Total from Investment Operations	(31.526)	40.593	36.545	(.174)	21.278
Distributions
Dividends from Net Investment Income	(1.614)	(2.223)	(1.165)	(1.036)	(1.028)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.614)	(2.223)	(1.165)	(1.036)	(1.028)
Net Asset Value, End of Period	$133.01	$166.15	$127.78	$92.40	$93.61
Total Return[2]	-19.11%	32.39%	40.01%	-0.14%	29.24%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$523	$753	$437	$321	$328
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	0.79%	0.60%	1.06%	1.20%	1.28%
Portfolio Turnover Rate[3]	9%	8%	10%	9%	28%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund
Notes to Financial Statements
Vanguard Consumer Discretionary Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE ARCA; they can be purchased and sold through a broker.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2022, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2022.
3.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their

Consumer Discretionary Index Fund
financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2022, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management

Consumer Discretionary Index Fund
and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread.  However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2022, the fund had contributed to Vanguard capital in the amount of $196,000, representing less than 0.01% of the fund’s net assets and 0.08% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Consumer Discretionary Index Fund
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	5,154,567	—	—	5,154,567
Temporary Cash Investments	20,323	—	—	20,323
Total	5,174,890	—	—	5,174,890
Derivative Financial Instruments
Liabilities
Swap Contracts	—	—	—	—
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	1,091,935
Total Distributable Earnings (Loss)	(1,091,935)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	9,168
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(343,689)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	12,632
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	71,919	81,514
Long-Term Capital Gains	—	—
Total	71,919	81,514
*	Includes short-term capital gains, if any.
As of August 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	5,162,258
Gross Unrealized Appreciation	769,455
Gross Unrealized Depreciation	(756,823)
Net Unrealized Appreciation (Depreciation)	12,632
E.	During the year ended August 31, 2022, the fund purchased $2,073,605,000 of investment securities and sold $2,868,864,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,485,453,000 and $2,231,968,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.

Consumer Discretionary Index Fund
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2022, such purchases were $763,000 and sales were $16,680,000, resulting in net realized loss of $3,293,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	1,566,104	5,181	1,907,066	6,682
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(2,244,475)	(7,875)	(586,506)	(2,250)
Net Increase (Decrease)—ETF Shares	(678,371)	(2,694)	1,320,560	4,432
Admiral Shares
Issued	200,157	1,252	361,180	2,448
Issued in Lieu of Cash Distributions	6,292	40	7,024	57
Redeemed	(287,119)	(1,886)	(205,345)	(1,392)
Net Increase (Decrease)—Admiral Shares	(80,670)	(594)	162,859	1,113
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2022, that would require recognition or disclosure in these financial statements.

Consumer Staples Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2012, Through August 31, 2022
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Consumer Staples Index Fund ETF Shares Net Asset Value	2.83%	8.81%	10.48%	$27,092
Consumer Staples Index Fund ETF Shares Market Price	2.83	8.81	10.47	27,079
MSCI US Investable Market Consumer Staples 25/50 Index	2.92	8.92	10.60	27,376
MSCI US Investable Market 2500 Index	-13.30	11.39	12.83	33,443

	One Year	Five Years	Ten Years	Final Value of a $100,000 Investment
Consumer Staples Index Fund Admiral Shares	2.85%	8.82%	10.49%	$271,263
MSCI US Investable Market Consumer Staples 25/50 Index	2.92	8.92	10.60	273,756
MSCI US Investable Market 2500 Index	-13.30	11.39	12.83	334,426
Cumulative Returns of ETF Shares: August 31, 2012, Through August 31, 2022
	One Year	Five Years	Ten Years
Consumer Staples Index Fund ETF Shares Market Price	2.83%	52.56%	170.79%
Consumer Staples Index Fund ETF Shares Net Asset Value	2.83	52.53	170.92
MSCI US Investable Market Consumer Staples 25/50 Index	2.92	53.27	173.76
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

Consumer Staples Index Fund
Fund Allocation
As of August 31, 2022
Beverages	24.6%
Food & Staples Retailing	22.7
Food Products	21.2
Household Products	19.2
Personal Products	4.1
Tobacco	8.2
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Consumer Staples Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.9%)
Beverages (24.6%)
	Coca-Cola Co.	11,691,362	721,474
	PepsiCo Inc.	3,883,644	669,035
	Constellation Brands Inc. Class A	562,281	138,349
*	Monster Beverage Corp.	1,367,476	121,473
	Keurig Dr Pepper Inc.	2,682,577	102,260
	Brown-Forman Corp. Class B	1,089,928	79,238
	Molson Coors Beverage Co. Class B	728,937	37,664
*	Celsius Holdings Inc.	208,520	21,580
*	Boston Beer Co. Inc. Class A	49,093	16,548
	Coca-Cola Consolidated Inc.	31,198	14,798
	MGP Ingredients Inc.	121,571	13,307
	National Beverage Corp.	213,258	11,827
*	Duckhorn Portfolio Inc.	471,544	8,601
*	Vita Coco Co. Inc.	179,481	2,691
*,1	Vintage Wine Estates Inc.	393,505	2,326
			1,961,171
Food & Staples Retailing (22.7%)
	Costco Wholesale Corp.	1,241,761	648,324
	Walmart Inc.	4,124,989	546,767
	Sysco Corp.	1,732,487	142,445
	Kroger Co.	2,410,116	115,541
	Walgreens Boots Alliance Inc.	2,552,177	89,479
*	BJ's Wholesale Club Holdings Inc.	561,998	41,863
	Casey's General Stores Inc.	152,247	32,546
*	Performance Food Group Co.	639,762	31,975
*	US Foods Holding Corp	854,212	26,156
*	Grocery Outlet Holding Corp.	499,587	20,044
*	Sprouts Farmers Market Inc.	599,964	17,339
*	United Natural Foods Inc.	372,730	16,430
	Albertsons Cos. Inc. Class A	555,266	15,276
	Weis Markets Inc.	152,166	11,825
	Ingles Markets Inc. Class A	131,441	11,505
	PriceSmart Inc.	178,469	11,292
	Andersons Inc.	281,670	10,430
	SpartanNash Co.	341,316	10,386
*	Chefs' Warehouse Inc.	304,898	10,165
			1,809,788
		Shares	Market Value• ($000)
Food Products (21.2%)
	Mondelez International Inc. Class A	4,604,847	284,856
	Archer-Daniels-Midland Co.	1,903,860	167,330
	General Mills Inc.	2,057,747	158,035
	Hershey Co.	506,423	113,778
	Kraft Heinz Co.	2,540,705	95,022
	Tyson Foods Inc. Class A	1,024,545	77,230
	McCormick & Co. Inc.	879,141	73,909
	Kellogg Co.	919,137	66,858
	Conagra Brands Inc.	1,763,486	60,629
	J M Smucker Co.	397,132	55,595
	Hormel Foods Corp.	1,095,879	55,101
	Bunge Ltd.	555,296	55,069
*	Darling Ingredients Inc.	616,211	46,869
	Lamb Weston Holdings Inc.	560,766	44,598
	Campbell Soup Co.	809,393	40,777
	Ingredion Inc.	283,339	24,670
	Flowers Foods Inc.	881,238	24,058
*	Post Holdings Inc.	250,078	22,197
	Lancaster Colony Corp.	106,593	17,966
*	Hostess Brands Inc. Class A	761,552	17,653
*	TreeHouse Foods Inc.	330,868	15,418
*	Simply Good Foods Co.	474,904	14,508
	Cal-Maine Foods Inc.	268,427	14,390
	J & J Snack Foods Corp.	94,742	14,119
*	Freshpet Inc.	295,418	12,860
*	Hain Celestial Group Inc.	547,144	11,085
[1]	B&G Foods Inc.	499,798	10,826
*	Pilgrim's Pride Corp.	370,980	10,562
*,1	Beyond Meat Inc.	409,065	9,981
	Utz Brands Inc.	597,303	9,951
	Fresh Del Monte Produce Inc.	349,566	9,557
	John B Sanfilippo & Son Inc.	115,281	9,307
*	Mission Produce Inc.	533,088	8,583
	Calavo Growers Inc.	203,126	8,539
	Tootsie Roll Industries Inc.	209,130	7,493
*	Sovos Brands Inc.	390,866	5,969
*,1	Benson Hill Inc.	1,457,351	5,174
*,1	Tattooed Chef Inc.	638,897	4,255
*	Vital Farms Inc.	262,191	3,395
			1,688,172
Household Products (19.1%)
	Procter & Gamble Co.	7,047,664	972,155
	Colgate-Palmolive Co.	2,677,260	209,389
	Kimberly-Clark Corp.	1,145,727	146,103
	Church & Dwight Co. Inc.	867,746	72,639
	Clorox Co.	381,345	55,043
	WD-40 Co.	75,936	14,364
	Spectrum Brands Holdings Inc.	227,914	14,356
		Shares	Market Value• ($000)
	Reynolds Consumer Products Inc.	429,943	12,008
	Energizer Holdings Inc.	425,767	11,964
*	Central Garden & Pet Co. Class A	306,272	11,565
*	Central Garden & Pet Co.	130,931	5,227
			1,524,813
Personal Products (4.1%)
	Estee Lauder Cos. Inc. Class A	772,298	196,457
*	BellRing Brands Inc.	785,257	18,603
*	Coty Inc. Class A	1,956,603	14,694
*	elf Beauty Inc.	368,600	14,055
*	Herbalife Nutrition Ltd.	533,205	13,911
	Edgewell Personal Care Co.	327,302	12,752
	Nu Skin Enterprises Inc. Class A	305,726	12,516
	Inter Parfums Inc.	159,129	12,495
	Medifast Inc.	85,738	10,758
*	Beauty Health Co.	841,249	9,759
*	USANA Health Sciences Inc.	129,784	8,374
			324,374
Tobacco (8.2%)
	Philip Morris International Inc.	3,765,793	359,596
	Altria Group Inc.	6,013,859	271,345
	Universal Corp.	203,321	10,377
	Vector Group Ltd.	1,046,907	10,260
	Turning Point Brands Inc.	199,070	4,642
			656,220
Total Common Stocks (Cost $7,196,111)			7,964,538
Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
[2,3]	Vanguard Market Liquidity Fund, 2.284% (Cost $17,561)	175,684	17,563
Total Investments (100.1%) (Cost $7,213,672)			7,982,101
Other Assets and Liabilities—Net (-0.1%)			(9,735)
Net Assets (100.0%)			7,972,366
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $16,571,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $17,567,000 was received for securities on loan, of which $17,560,000 is held in Vanguard Market Liquidity Fund and $7,000 is held in cash.

Consumer Staples Index Fund

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Clorox Co.	8/31/23	BANA	8,660	(0.023)	71	—
1	Based on 1M USD Overnight Bank Funding Rate as of the most recent payment date. Floating interest payment received/paid monthly.
1M—1-month.
BANA—Bank of America, N.A.
At August 31, 2022, the counterparties had deposited in segregated accounts cash of $540,000 in connection with open over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund
Statement of Assets and Liabilities
As of August 31, 2022
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $7,196,111)	7,964,538
Affiliated Issuers (Cost $17,561)	17,563
Total Investments in Securities	7,982,101
Investment in Vanguard	290
Cash	7
Receivables for Investment Securities Sold	120,083
Receivables for Accrued Income	10,004
Receivables for Capital Shares Issued	604
Unrealized Appreciation—Over-the-Counter Swap Contracts	71
Total Assets	8,113,160
Liabilities
Due to Custodian	799
Payables for Investment Securities Purchased	119,510
Collateral for Securities on Loan	17,567
Payables for Capital Shares Redeemed	2,555
Payables to Vanguard	363
Total Liabilities	140,794
Net Assets	7,972,366
1 Includes $16,571 of securities on loan.
At August 31, 2022, net assets consisted of:

Paid-in Capital	7,391,002
Total Distributable Earnings (Loss)	581,364
Net Assets	7,972,366

ETF Shares—Net Assets
Applicable to 35,767,198 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,746,917
Net Asset Value Per Share—ETF Shares	$188.63

Admiral Shares—Net Assets
Applicable to 13,175,602 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,225,449
Net Asset Value Per Share—Admiral Shares	$93.01

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund
Statement of Operations

Year Ended August 31, 2022
($000)
Investment Income
Income
Dividends	176,665
Interest[1]	22
Securities Lending—Net	2,018
Total Income	178,705
Expenses
The Vanguard Group—Note B
Investment Advisory Services	931
Management and Administrative— ETF Shares	5,152
Management and Administrative— Admiral Shares	824
Marketing and Distribution— ETF Shares	257
Marketing and Distribution— Admiral Shares	56
Custodian Fees	33
Auditing Fees	29
Shareholders’ Reports—ETF Shares	213
Shareholders’ Reports—Admiral Shares	23
Trustees’ Fees and Expenses	3
Other Expenses	11
Total Expenses	7,532
Net Investment Income	171,173
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	423,382
Swap Contracts	(366)
Realized Net Gain (Loss)	423,016
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(412,983)
Swap Contracts	371
Change in Unrealized Appreciation (Depreciation)	(412,612)
Net Increase (Decrease) in Net Assets Resulting from Operations	181,577
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $22,000, ($8,000), and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $469,777,000 of net gain (loss) resulting from in-kind redemptions.

Statement of Changes in Net Assets

	Year Ended August 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	171,173	160,610
Realized Net Gain (Loss)	423,016	382,080
Change in Unrealized Appreciation (Depreciation)	(412,612)	342,560
Net Increase (Decrease) in Net Assets Resulting from Operations	181,577	885,250
Distributions
ETF Shares	(141,845)	(143,448)
Admiral Shares	(22,409)	(20,463)
Total Distributions	(164,254)	(163,911)
Capital Share Transactions
ETF Shares	813,055	(432,751)
Admiral Shares	387,987	(37,372)
Net Increase (Decrease) from Capital Share Transactions	1,201,042	(470,123)
Total Increase (Decrease)	1,218,365	251,216
Net Assets
Beginning of Period	6,754,001	6,502,785
End of Period	7,972,366	6,754,001

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$187.61	$167.31	$154.72	$140.13	$140.15
Investment Operations
Net Investment Income[1]	4.356	4.385	3.992	3.896	3.603
Net Realized and Unrealized Gain (Loss) on Investments	.907	20.341	12.658	14.346	(.033)
Total from Investment Operations	5.263	24.726	16.650	18.242	3.570
Distributions
Dividends from Net Investment Income	(4.243)	(4.427)	(4.060)	(3.652)	(3.590)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(4.243)	(4.427)	(4.060)	(3.652)	(3.590)
Net Asset Value, End of Period	$188.63	$187.61	$167.31	$154.72	$140.13
Total Return	2.83%	15.01%	11.01%	13.24%	2.60%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,747	$5,908	$5,712	$5,296	$3,983
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.27%	2.50%	2.58%	2.71%	2.60%
Portfolio Turnover Rate[2]	5%	8%	3%	6%	8%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$92.51	$82.50	$76.29	$69.09	$69.10
Investment Operations
Net Investment Income[1]	2.147	2.160	1.973	1.923	1.776
Net Realized and Unrealized Gain (Loss) on Investments	.448	10.032	6.239	7.076	(.018)
Total from Investment Operations	2.595	12.192	8.212	8.999	1.758
Distributions
Dividends from Net Investment Income	(2.095)	(2.183)	(2.002)	(1.799)	(1.768)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.095)	(2.183)	(2.002)	(1.799)	(1.768)
Net Asset Value, End of Period	$93.01	$92.51	$82.50	$76.29	$69.09
Total Return[2]	2.85%	15.04%	11.03%	13.24%	2.59%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,225	$846	$791	$710	$587
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.27%	2.50%	2.59%	2.71%	2.60%
Portfolio Turnover Rate[3]	5%	8%	3%	6%	8%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund
Notes to Financial Statements
Vanguard Consumer Staples Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2022, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

Consumer Staples Index Fund
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread.  However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Consumer Staples Index Fund
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2022, the fund had contributed to Vanguard capital in the amount of $290,000, representing less than 0.01% of the fund’s net assets and 0.12% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	7,964,538	—	—	7,964,538
Temporary Cash Investments	17,563	—	—	17,563
Total	7,982,101	—	—	7,982,101
Derivative Financial Instruments
Assets
Swap Contracts	—	71	—	71
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	469,777
Total Distributable Earnings (Loss)	(469,777)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of

Consumer Staples Index Fund
unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	30,767
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(202,385)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	752,982
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	164,254	163,911
Long-Term Capital Gains	—	—
Total	164,254	163,911
*	Includes short-term capital gains, if any.
As of August 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	7,229,118
Gross Unrealized Appreciation	1,243,155
Gross Unrealized Depreciation	(490,173)
Net Unrealized Appreciation (Depreciation)	752,982
E.	During the year ended August 31, 2022, the fund purchased $2,965,340,000 of investment securities and sold $1,762,845,000 of investment securities, other than temporary cash investments. Purchases and sales include $2,085,428,000 and $1,378,569,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2022, such purchases were $486,000 and sales were $2,769,000, resulting in net realized loss of $396,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	2,200,339	11,477	871,879	4,824
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,387,284)	(7,200)	(1,304,630)	(7,475)
Net Increase (Decrease)—ETF Shares	813,055	4,277	(432,751)	(2,651)
Admiral Shares
Issued	636,063	6,644	211,742	2,456
Issued in Lieu of Cash Distributions	18,698	204	16,733	197
Redeemed	(266,774)	(2,818)	(265,847)	(3,092)
Net Increase (Decrease)—Admiral Shares	387,987	4,030	(37,372)	(439)
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2022, that would require recognition or disclosure in these financial statements.

Energy Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2012, Through August 31, 2022
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Energy Index Fund ETF Shares Net Asset Value	74.07%	9.85%	4.16%	$15,037
Energy Index Fund ETF Shares Market Price	74.13	9.86	4.16	15,032
MSCI US Investable Market Energy 25/50 Index	74.14	9.95	4.30	15,233
MSCI US Investable Market 2500 Index	-13.30	11.39	12.83	33,443

	One Year	Five Years	Ten Years	Final Value of a $100,000 Investment
Energy Index Fund Admiral Shares	73.97%	9.88%	4.18%	$150,650
MSCI US Investable Market Energy 25/50 Index	74.14	9.95	4.30	152,334
MSCI US Investable Market 2500 Index	-13.30	11.39	12.83	334,426
Cumulative Returns of ETF Shares: August 31, 2012, Through August 31, 2022
	One Year	Five Years	Ten Years
Energy Index Fund ETF Shares Market Price	74.13%	60.01%	50.32%
Energy Index Fund ETF Shares Net Asset Value	74.07	59.97	50.37
MSCI US Investable Market Energy 25/50 Index	74.14	60.68	52.33
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

Energy Index Fund
Fund Allocation
As of August 31, 2022
Coal & Consumable Fuels	0.6%
Integrated Oil & Gas	41.3
Oil & Gas Drilling	0.8
Oil & Gas Equipment & Services	7.5
Oil & Gas Exploration & Production	31.0
Oil & Gas Refining & Marketing	9.2
Oil & Gas Storage & Transportation	9.6
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Energy Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.5%)
Coal & Consumable Fuels (0.6%)
*	Peabody Energy Corp.	607,089	14,971
	CONSOL Energy Inc.	175,128	12,571
	Enviva Inc.	176,262	12,254
[1]	Arch Resources Inc.	81,809	11,910
*	Uranium Energy Corp.	1,780,656	8,048
*	Centrus Energy Corp. Class A	58,062	2,892
			62,646
Integrated Oil & Gas (41.1%)
	Exxon Mobil Corp.	22,238,020	2,125,732
	Chevron Corp.	9,853,628	1,557,465
	Occidental Petroleum Corp.	4,947,357	351,262
			4,034,459
Oil & Gas Drilling (0.8%)
	Helmerich & Payne Inc.	555,865	23,763
	Patterson-UTI Energy Inc.	1,142,691	17,026
*	Transocean Ltd. (XNYS)	3,412,416	12,353
*	Noble Corp.	257,342	7,810
*	Nabors Industries Ltd. (XNYS)	47,184	6,253
*	Valaris Ltd.	118,532	6,043
*,1	Nabors Industries Ltd. Warrants Exp. 6/11/26	26,520	908
			74,156
Oil & Gas Equipment & Services (7.4%)
	Schlumberger NV	7,461,528	284,657
	Halliburton Co.	4,761,162	143,454
	Baker Hughes Co. Class A	5,197,803	131,296
	NOV Inc.	2,073,338	36,636
	ChampionX Corp.	1,074,038	23,425
*	TechnipFMC plc	2,269,054	18,561
	Cactus Inc. Class A	319,523	12,765
*	Liberty Energy Inc. Class A	690,444	10,357
*	NexTier Oilfield Solutions Inc.	1,030,846	9,659
*	Weatherford International plc	316,916	8,918
*	US Silica Holdings Inc.	397,900	5,583
	Archrock Inc.	740,686	5,474
*	Expro Group Holdings NV	375,545	5,077
*	Oceaneering International Inc.	528,626	4,678
*	Tidewater Inc.	209,420	4,641
*	Dril-Quip Inc.	181,959	4,027
	Core Laboratories NV	244,153	3,943
*	ProPetro Holding Corp.	412,183	3,776
*	Helix Energy Solutions Group Inc.	759,356	3,280
	RPC Inc.	402,070	3,196
*	DMC Global Inc.	102,798	2,294
*	Bristow Group Inc.	74,774	2,169
			727,866
		Shares	Market Value• ($000)
Oil & Gas Exploration & Production (30.8%)
	ConocoPhillips	6,828,047	747,330
	EOG Resources Inc.	3,091,959	375,055
	Pioneer Natural Resources Co.	1,213,430	307,265
	Devon Energy Corp.	3,309,804	233,738
	Hess Corp.	1,178,786	142,374
	Coterra Energy Inc.	4,253,768	131,484
	Diamondback Energy Inc.	891,573	118,829
	Marathon Oil Corp.	3,735,549	95,593
	Ovintiv Inc. (XNYS)	1,362,556	72,406
	APA Corp.	1,785,335	69,825
	EQT Corp.	1,455,580	69,577
	Chesapeake Energy Corp.	604,992	60,796
	Texas Pacific Land Corp.	32,693	60,170
*	Antero Resources Corp.	1,477,833	59,232
*	Range Resources Corp.	1,424,354	46,804
	Matador Resources Co.	623,486	37,160
	PDC Energy Inc.	524,041	35,588
*	Southwestern Energy Co.	4,714,848	35,314
	Murphy Oil Corp.	779,084	30,361
	Chord Energy Corp.	212,040	30,014
	SM Energy Co.	643,500	28,359
	Continental Resources Inc.	383,244	26,762
*	Denbury Inc.	265,973	23,653
	Magnolia Oil & Gas Corp. Class A	890,190	21,249
	Civitas Resources Inc.	291,355	19,576
*	CNX Resources Corp.	1,029,951	18,199
*	Kosmos Energy Ltd.	2,401,608	16,979
	California Resources Corp.	286,898	14,333
*	Callon Petroleum Co.	260,690	11,095
	Northern Oil and Gas Inc.	346,726	10,970
*	Tellurian Inc.	2,549,011	10,196
	Viper Energy Partners LP	324,732	9,911
*	Comstock Resources Inc.	491,337	9,630
*	Centennial Resource Development Inc. Class A	1,052,262	8,660
	Brigham Minerals Inc. Class A	262,166	7,799
*	Gulfport Energy Corp.	66,218	6,474
*	Talos Energy Inc.	305,262	6,328
	Kimbell Royalty Partners LP	257,339	4,565
	Ranger Oil Corp. Class A	111,961	4,365
*	W&T Offshore Inc.	527,519	3,429
	Berry Corp.	297,938	2,726
			3,024,173
Oil & Gas Refining & Marketing (9.2%)
	Marathon Petroleum Corp.	2,855,887	287,731
	Valero Energy Corp.	2,154,332	252,315
	Phillips 66	2,539,772	227,208
	HF Sinclair Corp.	824,891	43,414
		Shares	Market Value• ($000)
*	PBF Energy Inc. Class A	510,584	17,442
	New Fortress Energy Inc. Class A	219,805	12,606
*	Green Plains Inc.	283,788	10,395
	Delek US Holdings Inc.	335,621	9,481
	World Fuel Services Corp.	332,282	8,573
*	Archaea Energy Inc. Class A	361,755	7,148
*	Clean Energy Fuels Corp.	939,921	6,316
	CVR Energy Inc.	158,968	5,192
*	Par Pacific Holdings Inc.	253,596	4,768
*,1	Gevo Inc.	1,239,195	3,879
*	REX American Resources Corp.	84,235	2,552
*	Vertex Energy Inc.	256,237	2,178
			901,198
Oil & Gas Storage & Transportation (9.6%)
	Williams Cos. Inc.	6,429,984	218,812
	Kinder Morgan Inc.	10,773,412	197,369
	Cheniere Energy Inc.	1,207,405	193,402
	ONEOK Inc.	2,357,695	144,362
	Targa Resources Corp.	1,143,194	78,000
*	DTE Midstream LLC	510,689	28,195
	Equitrans Midstream Corp.	2,171,292	20,128
	Antero Midstream Corp.	1,642,910	16,544
	EnLink Midstream LLC	1,400,807	14,232
	Plains GP Holdings LP Class A	1,024,446	12,273
[1]	Hess Midstream LP Class A	232,020	6,568
	International Seaways Inc.	196,297	5,797
*	NextDecade Corp.	202,380	1,492
			937,174
Total Common Stocks (Cost $8,252,541)			9,761,672
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[2,3]	Vanguard Market Liquidity Fund, 2.284% (Cost $9,813)	98,172	9,814
Total Investments (99.6%) (Cost $8,262,354)			9,771,486
Other Assets and Liabilities—Net (0.4%)			34,772
Net Assets (100.0%)			9,806,258
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $7,300,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $7,817,000 was received for securities on loan.

Energy Index Fund

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Cheniere Energy Inc.	8/31/23	BANA	14,340	(0.023)	45	—
Hess Corp.	1/31/23	GSI	33,438	(2.320)	2,763	—
					2,808	—
1	Based on 1M USD Overnight Bank Funding Rate as of the most recent payment date. Floating interest payment received/paid monthly.
1M—1-month.
BANA—Bank of America, N.A.
GSI—Goldman Sachs International.
At August 31, 2022, the counterparties had deposited in segregated accounts securities with a value of $4,182,000 in connection with open over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund
Statement of Assets and Liabilities
As of August 31, 2022
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $8,252,541)	9,761,672
Affiliated Issuers (Cost $9,813)	9,814
Total Investments in Securities	9,771,486
Investment in Vanguard	343
Cash	4,397
Receivables for Investment Securities Sold	135,106
Receivables for Accrued Income	45,979
Receivables for Capital Shares Issued	2,675
Unrealized Appreciation—Over-the-Counter Swap Contracts	2,808
Total Assets	9,962,794
Liabilities
Payables for Investment Securities Purchased	144,344
Collateral for Securities on Loan	7,817
Payables for Capital Shares Redeemed	3,943
Payables to Vanguard	432
Total Liabilities	156,536
Net Assets	9,806,258
1 Includes $7,300 of securities on loan.
At August 31, 2022, net assets consisted of:

Paid-in Capital	9,557,711
Total Distributable Earnings (Loss)	248,547
Net Assets	9,806,258

ETF Shares—Net Assets
Applicable to 69,302,389 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	7,862,090
Net Asset Value Per Share—ETF Shares	$113.45

Admiral Shares—Net Assets
Applicable to 34,305,141 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,944,168
Net Asset Value Per Share—Admiral Shares	$56.67

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund
Statement of Operations

Year Ended August 31, 2022
($000)
Investment Income
Income
Dividends[1]	338,326
Interest[2]	150
Securities Lending—Net	102
Total Income	338,578
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,070
Management and Administrative— ETF Shares	5,592
Management and Administrative— Admiral Shares	1,281
Marketing and Distribution— ETF Shares	341
Marketing and Distribution— Admiral Shares	83
Custodian Fees	1
Auditing Fees	29
Shareholders’ Reports—ETF Shares	218
Shareholders’ Reports—Admiral Shares	18
Trustees’ Fees and Expenses	3
Other Expenses	15
Total Expenses	8,651
Net Investment Income	329,927
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	1,330,063
Swap Contracts	18,862
Realized Net Gain (Loss)	1,348,925
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	2,693,380
Swap Contracts	2,422
Change in Unrealized Appreciation (Depreciation)	2,695,802
Net Increase (Decrease) in Net Assets Resulting from Operations	4,374,654
1	Dividends are net of foreign withholding taxes of $2,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $150,000, ($1,000), less than $1,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $1,522,234,000 of net gain (loss) resulting from in-kind redemptions.

Statement of Changes in Net Assets

	Year Ended August 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	329,927	225,294
Realized Net Gain (Loss)	1,348,925	119,171
Change in Unrealized Appreciation (Depreciation)	2,695,802	1,396,231
Net Increase (Decrease) in Net Assets Resulting from Operations	4,374,654	1,740,696
Distributions
ETF Shares	(276,138)	(165,567)
Admiral Shares	(61,049)	(32,990)
Total Distributions	(337,187)	(198,557)
Capital Share Transactions
ETF Shares	(248,367)	812,839
Admiral Shares	111,245	424,314
Net Increase (Decrease) from Capital Share Transactions	(137,122)	1,237,153
Total Increase (Decrease)	3,900,345	2,779,292
Net Assets
Beginning of Period	5,905,913	3,126,621
End of Period	9,806,258	5,905,913

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$67.99	$47.90	$75.75	$103.13	$85.71
Investment Operations
Net Investment Income[1]	3.625	2.802	2.957	2.769	2.519
Net Realized and Unrealized Gain (Loss) on Investments	45.526	19.789	(28.064)	(27.449)	17.837
Total from Investment Operations	49.151	22.591	(25.107)	(24.680)	20.356
Distributions
Dividends from Net Investment Income	(3.691)	(2.501)	(2.743)	(2.700)	(2.936)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.691)	(2.501)	(2.743)	(2.700)	(2.936)
Net Asset Value, End of Period	$113.45	$67.99	$47.90	$75.75	$103.13
Total Return	74.07%	48.07%	-33.87%	-24.34%	24.06%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,862	$4,806	$2,720	$3,029	$4,288
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	3.80%	4.54%	4.91%	3.15%	2.56%
Portfolio Turnover Rate[2]	6%	5%	8%	7%	5%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$33.97	$23.93	$37.84	$51.52	$42.82
Investment Operations
Net Investment Income[1]	1.829	1.435	1.461	1.388	1.249
Net Realized and Unrealized Gain (Loss) on Investments	22.715	9.855	(14.001)	(13.720)	8.916
Total from Investment Operations	24.544	11.290	(12.540)	(12.332)	10.165
Distributions
Dividends from Net Investment Income	(1.844)	(1.250)	(1.370)	(1.348)	(1.465)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.844)	(1.250)	(1.370)	(1.348)	(1.465)
Net Asset Value, End of Period	$56.67	$33.97	$23.93	$37.84	$51.52
Total Return[2]	73.97%	48.18%	-33.82%	-24.33%	24.06%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,944	$1,100	$407	$468	$642
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	3.83%	4.52%	4.84%	3.15%	2.56%
Portfolio Turnover Rate[3]	6%	5%	8%	7%	5%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund
Notes to Financial Statements
Vanguard Energy Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2022, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

Energy Index Fund
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread.  However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Energy Index Fund
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2022, the fund had contributed to Vanguard capital in the amount of $343,000, representing less than 0.01% of the fund’s net assets and 0.14% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	9,761,672	—	—	9,761,672
Temporary Cash Investments	9,814	—	—	9,814
Total	9,771,486	—	—	9,771,486
Derivative Financial Instruments
Assets
Swap Contracts	—	2,808	—	2,808
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	1,521,821
Total Distributable Earnings (Loss)	(1,521,821)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of

Energy Index Fund
unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	87,201
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(1,307,727)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	1,469,073
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	337,187	198,557
Long-Term Capital Gains	—	—
Total	337,187	198,557
*	Includes short-term capital gains, if any.
As of August 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	8,302,413
Gross Unrealized Appreciation	2,145,530
Gross Unrealized Depreciation	(676,457)
Net Unrealized Appreciation (Depreciation)	1,469,073
E.	During the year ended August 31, 2022, the fund purchased $3,918,077,000 of investment securities and sold $4,057,528,000 of investment securities, other than temporary cash investments. Purchases and sales include $2,681,086,000 and $3,531,598,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2022, such purchases were $1,468,000 and sales were $8,343,000, resulting in net realized loss of $6,071,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	3,288,003	35,250	1,677,226	28,056
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(3,536,370)	(36,625)	(864,387)	(14,150)
Net Increase (Decrease)—ETF Shares	(248,367)	(1,375)	812,839	13,906
Admiral Shares
Issued	1,232,945	24,911	770,533	26,470
Issued in Lieu of Cash Distributions	54,811	1,248	30,065	981
Redeemed	(1,176,511)	(24,249)	(376,284)	(12,066)
Net Increase (Decrease)—Admiral Shares	111,245	1,910	424,314	15,385
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2022, that would require recognition or disclosure in these financial statements.

Financials Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2012, Through August 31, 2022
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Financials Index Fund ETF Shares Net Asset Value	-12.43%	7.80%	12.07%	$31,258
Financials Index Fund ETF Shares Market Price	-12.41	7.81	12.07	31,243
MSCI US Investable Market Financials 25/50 Index	-12.35	7.91	12.17	31,545
MSCI US Investable Market 2500 Index	-13.30	11.39	12.83	33,443

	One Year	Five Years	Ten Years	Final Value of a $100,000 Investment
Financials Index Fund Admiral Shares	-12.43%	7.82%	12.08%	$312,841
MSCI US Investable Market Financials 25/50 Index	-12.35	7.91	12.17	315,454
MSCI US Investable Market 2500 Index	-13.30	11.39	12.83	334,426
Cumulative Returns of ETF Shares: August 31, 2012, Through August 31, 2022
	One Year	Five Years	Ten Years
Financials Index Fund ETF Shares Market Price	-12.41%	45.62%	212.43%
Financials Index Fund ETF Shares Net Asset Value	-12.43	45.60	212.58
MSCI US Investable Market Financials 25/50 Index	-12.35	46.29	215.45
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

Financials Index Fund
Fund Allocation
As of August 31, 2022
Banks	35.6%
Capital Markets	27.6
Consumer Finance	5.2
Diversified Financial Services	9.2
Insurance	20.1
Mortgage Real Estate Investment Trusts (REITs)	1.3
Thrifts & Mortgage Finance	1.0
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Financials Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.9%)
Banks (35.5%)
	JPMorgan Chase & Co.	6,238,988	709,560
	Bank of America Corp.	15,404,295	517,738
	Wells Fargo & Co.	8,052,629	351,980
	Citigroup Inc.	4,125,863	201,383
	PNC Financial Services Group Inc.	878,794	138,849
	US Bancorp	2,998,443	136,759
	Truist Financial Corp.	2,829,560	132,537
	M&T Bank Corp.	381,442	69,339
	First Republic Bank	381,420	57,911
*	SVB Financial Group	124,968	50,802
	Fifth Third Bancorp	1,456,384	49,735
	Regions Financial Corp.	1,983,625	42,985
	Huntington Bancshares Inc.	3,054,196	40,926
	Citizens Financial Group Inc.	1,051,962	38,586
	KeyCorp	1,978,786	35,005
	First Horizon Corp.	1,134,707	25,667
	Signature Bank	133,650	23,303
	Comerica Inc.	279,304	22,428
	East West Bancorp Inc.	301,367	21,750
	First Citizens BancShares Inc. Class A	25,481	20,690
	Webster Financial Corp.	378,023	17,786
	Zions Bancorp NA	321,322	17,682
	Western Alliance Bancorp	229,956	17,642
	Cullen/Frost Bankers Inc.	129,476	16,827
	Commerce Bancshares Inc.	230,781	15,871
	Prosperity Bancshares Inc.	196,547	13,931
	Pinnacle Financial Partners Inc.	162,215	13,092
	Popular Inc.	162,363	12,538
	SouthState Corp.	159,944	12,482
	Synovus Financial Corp.	308,657	12,396
	First Financial Bankshares Inc.	288,565	12,267
	Glacier Bancorp Inc.	234,305	11,875
	United Bankshares Inc.	288,247	10,694
	Valley National Bancorp	913,090	10,610
	Old National Bancorp	623,902	10,413
	Wintrust Financial Corp.	121,615	10,257
	Bank OZK	251,090	10,177
	Cadence Bank	392,229	9,994
	Home BancShares Inc.	414,750	9,759
	FNB Corp.	743,205	8,859
	Hancock Whitney Corp.	183,320	8,842
	UMB Financial Corp.	97,941	8,763
	ServisFirst Bancshares Inc.	103,327	8,717
	Umpqua Holdings Corp.	460,880	8,176
	First Interstate BancSystem Inc. Class A	197,371	7,946
	CVB Financial Corp.	298,276	7,827
		Shares	Market Value• ($000)
	Independent Bank Corp. (XNGS)	98,949	7,741
	United Community Banks Inc.	225,238	7,552
	Community Bank System Inc.	113,799	7,440
	First Hawaiian Inc.	271,552	6,982
	Eastern Bankshares Inc.	350,755	6,805
	Bank of Hawaii Corp.	86,037	6,713
	Pacific Premier Bancorp Inc.	202,828	6,645
	Simmons First National Corp. Class A	278,515	6,570
	Ameris Bancorp	140,215	6,545
	PacWest Bancorp	248,329	6,538
	BankUnited Inc.	173,560	6,430
*	Texas Capital Bancshares Inc.	108,456	6,402
	Cathay General Bancorp	152,399	6,392
	Associated Banc-Corp.	317,498	6,363
*	Silvergate Capital Corp. Class A	67,225	6,126
	First BanCorp. (XNYS)	419,267	5,996
	BOK Financial Corp.	64,617	5,742
	Fulton Financial Corp.	352,720	5,725
	Independent Bank Group Inc.	80,440	5,418
	Atlantic Union Bankshares Corp.	159,567	5,178
	International Bancshares Corp.	120,828	5,042
	Columbia Banking System Inc.	166,843	4,997
	First Merchants Corp.	125,151	4,983
	Park National Corp.	34,446	4,541
	Banner Corp.	73,317	4,455
	Washington Federal Inc.	138,637	4,438
	WesBanco Inc.	127,102	4,348
	First Financial Bancorp	200,311	4,323
	Seacoast Banking Corp. of Florida	129,734	4,193
	Towne Bank	146,242	4,166
	BancFirst Corp.	38,175	4,118
	Stock Yards Bancorp Inc.	61,870	4,099
	Lakeland Financial Corp.	54,222	4,085
	Heartland Financial USA Inc.	89,682	4,006
	Renasant Corp.	118,349	3,946
	Trustmark Corp.	123,698	3,901
	Hope Bancorp Inc.	255,774	3,701
	Sandy Spring Bancorp Inc.	95,553	3,681
	Northwest Bancshares Inc.	255,842	3,600
	NBT Bancorp Inc.	91,786	3,559
	Enterprise Financial Services Corp.	75,516	3,453
	Veritex Holdings Inc.	114,620	3,451
	Eagle Bancorp Inc.	68,353	3,317
	Westamerica BanCorp.	57,767	3,232
	FB Financial Corp.	80,824	3,202
		Shares	Market Value• ($000)
*	Triumph Bancorp Inc.	50,224	3,109
	TriCo Bancshares	63,588	3,001
	Hilltop Holdings Inc.	108,681	2,869
	OFG Bancorp	101,529	2,762
	First Bancorp (XNGS)	75,775	2,759
	First Commonwealth Financial Corp.	203,292	2,740
	City Holding Co.	32,101	2,729
	Berkshire Hills Bancorp Inc.	94,376	2,662
*	Bancorp Inc.	110,056	2,611
	National Bank Holdings Corp. Class A	64,854	2,603
	First Busey Corp.	111,069	2,555
	Live Oak Bancshares Inc.	68,908	2,497
	S&T Bancorp Inc.	83,040	2,461
	OceanFirst Financial Corp.	125,171	2,433
	Southside Bancshares Inc.	63,875	2,407
*	Customers Bancorp Inc.	65,818	2,283
	Dime Community Bancshares Inc.	71,999	2,251
	German American Bancorp Inc.	58,975	2,215
	Preferred Bank	31,794	2,157
	Banc of California Inc.	125,307	2,115
*	Nicolet Bankshares Inc.	27,393	2,098
	Lakeland Bancorp Inc.	127,840	2,083
	Premier Financial Corp.	75,995	2,053
	First Foundation Inc.	107,919	2,046
	Pathward Financial Inc.	61,900	2,040
	Brookline Bancorp Inc.	161,401	2,013
	Tompkins Financial Corp.	27,956	2,003
	QCR Holdings Inc.	35,105	1,961
	Heritage Financial Corp.	72,915	1,895
	Washington Trust Bancorp Inc.	37,153	1,881
	ConnectOne Bancorp Inc.	74,586	1,867
	1st Source Corp.	39,509	1,864
	Origin Bancorp Inc.	45,331	1,852
	Peoples Bancorp Inc.	60,018	1,794
	Allegiance Bancshares Inc.	41,912	1,775
	Hanmi Financial Corp.	65,889	1,629
	Horizon Bancorp Inc.	84,799	1,604
	Univest Financial Corp.	63,712	1,580
*	Metropolitan Bank Holding Corp.	21,273	1,523
	Heritage Commerce Corp.	131,599	1,486
	Amerant Bancorp Inc.	54,315	1,422
	Camden National Corp.	31,385	1,420
	Community Trust Bancorp Inc.	33,451	1,413
	First Mid Bancshares Inc.	39,019	1,379
	HomeStreet Inc.	39,581	1,378
*	CrossFirst Bankshares Inc.	103,354	1,362
	HarborOne Bancorp Inc.	99,124	1,352

Financials Index Fund
		Shares	Market Value• ($000)
	First Bancorp Inc. (XNMS)	43,762	1,308
	Flushing Financial Corp.	61,633	1,273
	Central Pacific Financial Corp.	57,289	1,248
	Great Southern Bancorp Inc.	20,979	1,233
	First Financial Corp.	25,997	1,209
	Peapack-Gladstone Financial Corp.	35,115	1,182
	Cambridge Bancorp	14,321	1,178
	CBTX Inc.	38,106	1,136
	Midland States Bancorp Inc.	44,789	1,124
	Bank of Marin Bancorp	35,262	1,090
	Arrow Financial Corp.	33,866	1,087
	Mercantile Bank Corp.	31,660	1,047
	Byline Bancorp Inc.	46,901	1,023
	First Community Bankshares Inc.	32,352	1,020
*	Coastal Financial Corp.	21,996	884
	Republic Bancorp Inc. Class A	20,756	882
	Amalgamated Financial Corp.	33,887	762
			3,340,174
Capital Markets (27.6%)
	S&P Global Inc.	737,317	259,668
	Goldman Sachs Group Inc.	729,658	242,735
	Morgan Stanley	2,787,225	237,527
	Charles Schwab Corp.	3,088,286	219,114
	BlackRock Inc.	322,001	214,578
	CME Group Inc.	763,415	149,332
	Blackstone Inc.	1,489,397	139,914
	Intercontinental Exchange Inc.	1,186,109	119,619
	Moody's Corp.	352,897	100,406
	MSCI Inc. Class A	172,251	77,382
	Bank of New York Mellon Corp.	1,631,285	67,747
	Ameriprise Financial Inc.	233,306	62,528
	KKR & Co. Inc.	1,195,440	60,442
	T Rowe Price Group Inc.	482,565	57,908
	State Street Corp.	779,427	53,274
	Nasdaq Inc.	734,065	43,699
	Raymond James Financial Inc.	412,706	43,074
	Northern Trust Corp.	420,217	39,958
	LPL Financial Holdings Inc.	169,773	37,576
	FactSet Research Systems Inc.	80,442	34,859
	Cboe Global Markets Inc.	225,290	26,578
	Ares Management Corp. Class A	311,423	23,089
	MarketAxess Holdings Inc.	80,072	19,905
*,1	Coinbase Global Inc. Class A	258,236	17,250
	Franklin Resources Inc.	637,136	16,610
	Tradeweb Markets Inc. Class A	228,329	15,889
	Carlyle Group Inc.	422,618	13,748
	SEI Investments Co.	248,805	13,610
	Stifel Financial Corp.	226,789	13,451
	Jefferies Financial Group Inc.	406,284	13,038
	Morningstar Inc.	54,535	12,433
	Interactive Brokers Group Inc. Class A	199,286	12,274
		Shares	Market Value• ($000)
	Invesco Ltd.	726,484	11,965
	Affiliated Managers Group Inc.	82,210	10,470
	Houlihan Lokey Inc. Class A	104,951	8,239
	Evercore Inc. Class A	86,165	8,073
	Janus Henderson Group plc	304,039	7,115
	Federated Hermes Inc.	184,984	6,301
	Blue Owl Capital Inc. Class A	535,832	5,948
	Moelis & Co. Class A	137,543	5,730
	Hamilton Lane Inc. Class A	75,536	5,256
*,1	Robinhood Markets Inc. Class A	548,649	5,240
*	Focus Financial Partners Inc. Class A	124,448	4,872
	Artisan Partners Asset Management Inc. Class A	143,511	4,845
	Piper Sandler Cos.	38,049	4,359
	Virtu Financial Inc. Class A	189,863	4,359
	Cohen & Steers Inc.	57,443	4,100
	PJT Partners Inc. Class A	49,614	3,434
*	StoneX Group Inc.	36,411	3,380
	Virtus Investment Partners Inc.	15,888	3,039
	StepStone Group Inc. Class A	102,336	2,793
	BGC Partners Inc. Class A	663,779	2,668
*	Donnelley Financial Solutions Inc.	60,511	2,569
*	Open Lending Corp. Class A	227,054	2,205
*,1	Freedom Holding Corp.	37,396	2,166
	Cowen Inc. Class A	54,875	2,110
*	Blucora Inc.	88,119	1,769
	B Riley Financial Inc.	33,120	1,648
	Diamond Hill Investment Group Inc.	6,886	1,178
	Brightsphere Investment Group Inc.	68,476	1,170
	WisdomTree Investments Inc.	227,005	1,137
	Victory Capital Holdings Inc. Class A	35,983	964
	Bridge Investment Group Holdings Inc. Class A	56,636	924
	Perella Weinberg Partners Class A	103,431	744
	Associated Capital Group Inc. Class A	6,774	268
	GAMCO Investors Inc. Class A	11,381	230
			2,590,483
Consumer Finance (5.2%)
	American Express Co.	1,360,138	206,741
	Capital One Financial Corp.	836,434	88,511
	Discover Financial Services	596,508	59,943
	Synchrony Financial	1,064,753	34,871
	Ally Financial Inc.	686,155	22,780
	OneMain Holdings Inc.	252,592	8,823
	SLM Corp.	571,712	8,736
*,1	SoFi Technologies Inc.	1,269,025	7,513
*	Credit Acceptance Corp.	13,947	7,421
	FirstCash Holdings Inc.	85,667	6,679
		Shares	Market Value• ($000)
	Navient Corp.	314,514	4,840
*,1	Upstart Holdings Inc.	162,187	4,201
	Bread Financial Holdings Inc.	104,903	4,031
*	PRA Group Inc.	84,405	3,118
*	Encore Capital Group Inc.	51,843	2,835
*	LendingClub Corp.	213,949	2,796
	Nelnet Inc. Class A	30,953	2,607
*	Enova International Inc.	68,198	2,383
*	PROG Holdings Inc.	116,762	2,165
*	Green Dot Corp. Class A	104,367	2,118
*	World Acceptance Corp.	7,466	868
*	LendingTree Inc.	23,340	712
	Curo Group Holdings Corp.	37,508	247
*	NerdWallet Inc. Class A	22,414	233
			485,172
Diversified Financial Services (9.2%)
*	Berkshire Hathaway Inc. Class B	2,730,998	766,864
	Apollo Global Management Inc.	853,970	47,464
	Equitable Holdings Inc.	808,742	24,060
	Voya Financial Inc.	216,999	13,352
	Jackson Financial Inc. Class A	111,222	3,477
*	Cannae Holdings Inc.	160,145	3,461
	Compass Diversified Holdings	132,374	2,761
*	A-Mark Precious Metals Inc.	38,744	1,197
			862,636
Insurance (20.1%)
	Marsh & McLennan Cos. Inc.	1,066,465	172,095
	Chubb Ltd.	905,212	171,130
	Progressive Corp.	1,242,553	152,399
	Aon plc Class A (XNYS)	451,287	126,026
	MetLife Inc.	1,469,839	94,555
	American International Group Inc.	1,684,788	87,188
	Travelers Cos. Inc.	509,830	82,409
	Arthur J Gallagher & Co.	445,987	80,978
	Aflac Inc.	1,300,373	77,268
	Prudential Financial Inc.	796,086	76,225
	Allstate Corp.	583,722	70,339
	Willis Towers Watson plc	236,649	48,946
	Hartford Financial Services Group Inc.	698,040	44,891
	Principal Financial Group Inc.	536,347	40,097
*	Markel Corp.	28,867	34,470
	Brown & Brown Inc.	509,576	32,124
	Cincinnati Financial Corp.	323,546	31,371
	W R Berkley Corp.	450,261	29,177
	Loews Corp.	444,791	24,601
*	Alleghany Corp.	28,645	24,096
*	Arch Capital Group Ltd.	522,300	23,880
	Everest Re Group Ltd.	83,705	22,521
	Fidelity National Financial Inc.	566,024	22,132
	American Financial Group Inc.	153,236	19,565
	Globe Life Inc.	198,706	19,312
	Assurant Inc.	114,788	18,193
	Reinsurance Group of America Inc.	142,098	17,813
	Unum Group	426,936	16,160
	Lincoln National Corp.	346,399	15,955

Financials Index Fund
		Shares	Market Value• ($000)
	Old Republic International Corp.	621,503	13,574
	RenaissanceRe Holdings Ltd.	93,870	12,697
	First American Financial Corp.	228,011	12,199
	Kinsale Capital Group Inc.	46,215	11,719
	Erie Indemnity Co. Class A	53,883	11,581
	Primerica Inc.	81,733	10,360
	Selective Insurance Group Inc.	128,610	10,214
	Hanover Insurance Group Inc.	75,486	9,767
	RLI Corp.	86,923	9,541
	Axis Capital Holdings Ltd.	172,259	9,156
	White Mountains Insurance Group Ltd.	6,336	8,680
*	Brighthouse Financial Inc.	159,227	7,571
*	Ryan Specialty Holdings Inc.	175,341	7,427
	Assured Guaranty Ltd.	129,496	6,613
	American Equity Investment Life Holding Co.	169,031	6,423
	Kemper Corp.	135,671	6,241
*	Trupanion Inc.	73,256	5,170
*	Enstar Group Ltd.	24,530	4,642
*	Genworth Financial Inc. Class A	1,085,317	4,580
	CNO Financial Group Inc.	245,777	4,525
*	Palomar Holdings Inc.	53,797	4,266
*	BRP Group Inc. Class A	125,776	3,949
	Horace Mann Educators Corp.	88,865	3,179
	Stewart Information Services Corp.	57,410	2,907
	Safety Insurance Group Inc.	30,978	2,790
	ProAssurance Corp.	114,459	2,448
	Employers Holdings Inc.	58,056	2,273
*	Goosehead Insurance Inc. Class A	40,590	2,111
*,1	Lemonade Inc.	93,780	2,074
	AMERISAFE Inc.	41,630	1,991
	James River Group Holdings Ltd.	81,182	1,929
	Mercury General Corp.	58,689	1,872
	Argo Group International Holdings Ltd.	72,912	1,431
	United Fire Group Inc.	44,041	1,296
*	MBIA Inc.	96,454	1,137
	National Western Life Group Inc. Class A	4,901	933
	HCI Group Inc.	18,930	905
		Shares	Market Value• ($000)
*	SiriusPoint Ltd.	185,118	828
*	Hagerty Inc. Class A	52,524	590
*	Hippo Holdings Inc.	600,964	583
*	Oscar Health Inc. Class A	87,823	582
			1,888,670
Mortgage Real Estate Investment Trusts (REITs) (1.3%)
	Annaly Capital Management Inc.	3,657,133	23,589
	Starwood Property Trust Inc.	651,368	14,936
	AGNC Investment Corp.	1,112,384	13,293
	Blackstone Mortgage Trust Inc. Class A	343,560	9,956
	Rithm Capital Corp.	987,509	9,312
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	184,679	7,299
	Arbor Realty Trust Inc.	306,280	4,588
	Chimera Investment Corp.	508,203	4,320
	Two Harbors Investment Corp.	734,020	3,560
	Apollo Commercial Real Estate Finance Inc.	281,224	3,276
	PennyMac Mortgage Investment Trust	196,475	2,918
	Ladder Capital Corp. Class A	239,124	2,645
	Franklin BSP Realty Trust Inc. REIT	178,215	2,299
	New York Mortgage Trust Inc.	819,513	2,295
	MFA Financial Inc. REIT	197,269	2,156
	KKR Real Estate Finance Trust Inc.	108,112	2,082
	Redwood Trust Inc.	257,326	1,994
	Ready Capital Corp.	149,446	1,958
	Broadmark Realty Capital Inc.	282,218	1,820
	Ellington Financial Inc.	123,891	1,819
	Brightspire Capital Inc. Class A	205,411	1,725
	ARMOUR Residential REIT Inc.	221,034	1,569
	Ares Commercial Real Estate Corp.	108,738	1,434
	Dynex Capital Inc.	78,719	1,221
	Invesco Mortgage Capital REIT	72,191	1,147
	Granite Point Mortgage Trust Inc.	112,384	1,059
	TPG RE Finance Trust Inc.	113,168	1,048
[1]	Orchid Island Capital Inc. REIT	71,700	969
			126,287
		Shares	Market Value• ($000)
Thrifts & Mortgage Finance (1.0%)
	New York Community Bancorp Inc.	992,604	9,718
	MGIC Investment Corp.	656,421	9,380
	Essent Group Ltd.	227,817	9,110
	Radian Group Inc.	365,890	7,724
	Walker & Dunlop Inc.	67,142	6,745
	WSFS Financial Corp.	137,966	6,671
*	Mr Cooper Group Inc.	148,542	6,283
	PennyMac Financial Services Inc.	98,669	5,241
*	Axos Financial Inc.	112,974	4,720
	Flagstar Bancorp Inc.	111,810	4,308
*	NMI Holdings Inc. Class A	174,716	3,587
	Provident Financial Services Inc.	150,422	3,494
	Capitol Federal Financial Inc.	282,294	2,558
	Federal Agricultural Mortgage Corp. Class C	19,732	2,156
[1]	Rocket Cos. Inc. Class A	252,335	1,994
*	Columbia Financial Inc.	83,851	1,789
	Kearny Financial Corp.	135,569	1,540
	TrustCo Bank Corp. NY	42,058	1,402
	Northfield Bancorp Inc.	93,407	1,377
	Merchants Bancorp	36,607	987
	Hingham Institution for Savings	3,076	913
			91,697
Total Common Stocks (Cost $9,525,616)			9,385,119
Temporary Cash Investments (0.3%)
Money Market Fund (0.3%)
[2,3]	Vanguard Market Liquidity Fund, 2.284% (Cost $30,587)	305,995	30,590
Total Investments (100.2%) (Cost $9,556,203)			9,415,709
Other Assets and Liabilities—Net (-0.2%)			(18,174)
Net Assets (100.0%)			9,397,535
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $24,750,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $26,065,000 was received for securities on loan.
REIT—Real Estate Investment Trust.

Financials Index Fund

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Arch Capital Group Ltd.	8/31/23	BANA	12,573	(0.023)	—	—
1	Based on 1M USD Overnight Bank Funding Rate as of the most recent payment date. Floating interest payment received/paid monthly.
1M—1-month.
BANA—Bank of America, N.A.
At August 31, 2022, the counterparties had deposited in segregated accounts securities with a value of $733,000 in connection with open over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund
Statement of Assets and Liabilities
As of August 31, 2022
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $9,525,616)	9,385,119
Affiliated Issuers (Cost $30,587)	30,590
Total Investments in Securities	9,415,709
Investment in Vanguard	347
Cash	2,948
Receivables for Investment Securities Sold	38,574
Receivables for Accrued Income	13,820
Receivables for Capital Shares Issued	348
Total Assets	9,471,746
Liabilities
Payables for Investment Securities Purchased	47,449
Collateral for Securities on Loan	26,065
Payables for Capital Shares Redeemed	265
Payables to Vanguard	432
Unrealized Depreciation—Over-the-Counter Swap Contracts	—
Total Liabilities	74,211
Net Assets	9,397,535
1 Includes $24,750 of securities on loan.
At August 31, 2022, net assets consisted of:

Paid-in Capital	9,739,250
Total Distributable Earnings (Loss)	(341,715)
Net Assets	9,397,535

ETF Shares—Net Assets
Applicable to 106,707,530 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	8,676,235
Net Asset Value Per Share—ETF Shares	$81.31

Admiral Shares—Net Assets
Applicable to 17,700,870 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	721,300
Net Asset Value Per Share—Admiral Shares	$40.75

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund
Statement of Operations

Year Ended August 31, 2022
($000)
Investment Income
Income
Dividends	244,609
Interest[1]	22
Securities Lending—Net	2,056
Total Income	246,687
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,297
Management and Administrative— ETF Shares	8,629
Management and Administrative— Admiral Shares	667
Marketing and Distribution— ETF Shares	499
Marketing and Distribution— Admiral Shares	44
Custodian Fees	3
Auditing Fees	30
Shareholders’ Reports—ETF Shares	365
Shareholders’ Reports—Admiral Shares	15
Trustees’ Fees and Expenses	5
Other Expenses	17
Total Expenses	11,571
Net Investment Income	235,116
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	992,267
Futures Contracts	282
Swap Contracts	(9,315)
Realized Net Gain (Loss)	983,234
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(2,794,528)
Swap Contracts	—
Change in Unrealized Appreciation (Depreciation)	(2,794,528)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,576,178)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $21,000, ($6,000), less than $1,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $1,081,113,000 of net gain (loss) resulting from in-kind redemptions.

Statement of Changes in Net Assets

	Year Ended August 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	235,116	193,525
Realized Net Gain (Loss)	983,234	444,462
Change in Unrealized Appreciation (Depreciation)	(2,794,528)	3,301,886
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,576,178)	3,939,873
Distributions
ETF Shares	(223,491)	(169,520)
Admiral Shares	(16,712)	(12,270)
Total Distributions	(240,203)	(181,790)
Capital Share Transactions
ETF Shares	(585,784)	1,303,483
Admiral Shares	31,828	133,926
Net Increase (Decrease) from Capital Share Transactions	(553,956)	1,437,409
Total Increase (Decrease)	(2,370,337)	5,195,492
Net Assets
Beginning of Period	11,767,872	6,572,380
End of Period	9,397,535	11,767,872

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$94.79	$61.18	$67.31	$71.60	$62.26
Investment Operations
Net Investment Income[1]	1.852	1.676	1.652	1.539	1.298
Net Realized and Unrealized Gain (Loss) on Investments	(13.457)	33.519	(6.081)	(4.338)	9.307
Total from Investment Operations	(11.605)	35.195	(4.429)	(2.799)	10.605
Distributions
Dividends from Net Investment Income	(1.875)	(1.585)	(1.701)	(1.491)	(1.265)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.875)	(1.585)	(1.701)	(1.491)	(1.265)
Net Asset Value, End of Period	$81.31	$94.79	$61.18	$67.31	$71.60
Total Return	-12.43%	58.26%	-6.73%	-3.85%	17.15%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,676	$10,946	$6,140	$7,222	$8,512
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.03%	2.09%	2.53%	2.30%	1.87%
Portfolio Turnover Rate[2]	6%	4%	5%	5%	3%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$47.51	$30.66	$33.73	$35.88	$31.20
Investment Operations
Net Investment Income[1]	.931	.841	.828	.771	.651
Net Realized and Unrealized Gain (Loss) on Investments	(6.751)	16.803	(3.046)	(2.174)	4.663
Total from Investment Operations	(5.820)	17.644	(2.218)	(1.403)	5.314
Distributions
Dividends from Net Investment Income	(.940)	(.794)	(.852)	(.747)	(.634)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.940)	(.794)	(.852)	(.747)	(.634)
Net Asset Value, End of Period	$40.75	$47.51	$30.66	$33.73	$35.88
Total Return[2]	-12.43%	58.32%	-6.70%	-3.87%	17.16%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$721	$822	$432	$490	$690
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.05%	2.09%	2.53%	2.30%	1.87%
Portfolio Turnover Rate[3]	6%	4%	5%	5%	3%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund
Notes to Financial Statements
Vanguard Financials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2022, the fund’s average investments in long and short futures contracts each represented 0% of net assets, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2022.
3.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their

Financials Index Fund
financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2022, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management

Financials Index Fund
and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread.  However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2022, the fund had contributed to Vanguard capital in the amount of $347,000, representing less than 0.01% of the fund’s net assets and 0.14% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Financials Index Fund
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	9,385,119	—	—	9,385,119
Temporary Cash Investments	30,590	—	—	30,590
Total	9,415,709	—	—	9,415,709
Derivative Financial Instruments
Liabilities
Swap Contracts	—	—	—	—
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	1,081,132
Total Distributable Earnings (Loss)	(1,081,132)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	41,733
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(216,981)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(166,467)
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	240,203	181,790
Long-Term Capital Gains	—	—
Total	240,203	181,790
*	Includes short-term capital gains, if any.
As of August 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	9,582,177
Gross Unrealized Appreciation	922,463
Gross Unrealized Depreciation	(1,088,930)
Net Unrealized Appreciation (Depreciation)	(166,467)
E.	During the year ended August 31, 2022, the fund purchased $3,598,744,000 of investment securities and sold $4,148,240,000 of investment securities, other than temporary cash investments. Purchases and sales include $2,617,693,000 and $3,494,671,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.

Financials Index Fund
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2022, such purchases were $10,597,000 and sales were $3,040,000, resulting in net realized loss of $1,355,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	2,918,740	30,807	2,863,520	35,814
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(3,504,524)	(39,575)	(1,560,037)	(20,700)
Net Increase (Decrease)—ETF Shares	(585,784)	(8,768)	1,303,483	15,114
Admiral Shares
Issued	407,610	8,635	407,353	10,001
Issued in Lieu of Cash Distributions	14,052	311	10,077	270
Redeemed	(389,834)	(8,546)	(283,504)	(7,060)
Net Increase (Decrease)—Admiral Shares	31,828	400	133,926	3,211
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2022, that would require recognition or disclosure in these financial statements.

Health Care Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2012, Through August 31, 2022
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Health Care Index Fund ETF Shares Net Asset Value	-10.60%	10.51%	14.29%	$38,024
Health Care Index Fund ETF Shares Market Price	-10.60	10.51	14.28	38,001
MSCI US Investable Market Health Care 25/50 Index	-10.52	10.58	14.37	38,290
MSCI US Investable Market 2500 Index	-13.30	11.39	12.83	33,443

	One Year	Five Years	Ten Years	Final Value of a $100,000 Investment
Health Care Index Fund Admiral Shares	-10.59%	10.52%	14.30%	$380,500
MSCI US Investable Market Health Care 25/50 Index	-10.52	10.58	14.37	382,902
MSCI US Investable Market 2500 Index	-13.30	11.39	12.83	334,426
Cumulative Returns of ETF Shares: August 31, 2012, Through August 31, 2022
	One Year	Five Years	Ten Years
Health Care Index Fund ETF Shares Market Price	-10.60%	64.85%	280.01%
Health Care Index Fund ETF Shares Net Asset Value	-10.60	64.81	280.24
MSCI US Investable Market Health Care 25/50 Index	-10.52	65.36	282.90
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

Health Care Index Fund
Fund Allocation
As of August 31, 2022
Biotechnology	17.6%
Health Care Equipment & Supplies	18.7
Health Care Providers & Services	23.3
Health Care Technology	1.2
Life Sciences Tools & Services	12.6
Pharmaceuticals	26.6
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Health Care Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.9%)
Biotechnology (17.6%)
	AbbVie Inc.	6,000,078	806,770
	Amgen Inc.	1,813,707	435,834
	Gilead Sciences Inc.	4,058,689	257,605
*	Vertex Pharmaceuticals Inc.	868,402	244,681
*	Regeneron Pharmaceuticals Inc.	366,800	213,133
*	Moderna Inc.	1,147,984	151,844
*	Biogen Inc.	497,240	97,151
*	Alnylam Pharmaceuticals Inc.	385,247	79,619
*	Seagen Inc.	468,770	72,327
*	BioMarin Pharmaceutical Inc.	628,202	56,036
*	Incyte Corp.	639,221	45,020
*	Horizon Therapeutics plc	741,527	43,906
*	United Therapeutics Corp.	153,803	34,855
*	Neurocrine Biosciences Inc.	324,509	33,953
*	Sarepta Therapeutics Inc.	282,314	30,879
*	Biohaven Pharmaceutical Holding Co. Ltd.	205,045	30,623
*	Karuna Therapeutics Inc.	90,667	23,126
*	Exact Sciences Corp.	597,634	21,246
*	Exelixis Inc.	1,089,147	19,321
*	Halozyme Therapeutics Inc.	468,474	19,081
*	Ionis Pharmaceuticals Inc.	433,479	18,432
*	Apellis Pharmaceuticals Inc.	289,468	17,516
*	CRISPR Therapeutics AG	249,929	16,268
*	Natera Inc.	310,828	15,311
*	Blueprint Medicines Corp.	202,339	14,815
*	Cytokinetics Inc.	276,414	14,639
*	Global Blood Therapeutics Inc.	210,024	14,261
*	Intellia Therapeutics Inc.	231,946	13,931
*	Arrowhead Pharmaceuticals Inc.	341,336	13,554
*	Alkermes plc	554,925	13,135
*	PTC Therapeutics Inc.	218,060	10,890
*	Ultragenyx Pharmaceutical Inc.	225,633	10,760
*	Mirati Therapeutics Inc.	131,830	10,682
		Shares	Market Value• ($000)
*	Beam Therapeutics Inc.	191,039	10,431
*	Insmed Inc.	406,172	10,000
*	ChemoCentryx Inc.	193,428	9,861
*,1	Novavax Inc.	265,367	8,768
*	BioCryst Pharmaceuticals Inc.	630,564	8,765
*	Denali Therapeutics Inc.	292,483	8,093
*	Amicus Therapeutics Inc.	714,649	8,025
*	Twist Bioscience Corp.	181,998	7,302
*	Fate Therapeutics Inc.	262,509	6,862
*	Sage Therapeutics Inc.	180,031	6,780
*	ACADIA Pharmaceuticals Inc.	412,605	6,779
*	Myriad Genetics Inc.	272,858	6,096
*	Xenon Pharmaceuticals Inc.	155,684	6,042
*	Vir Biotechnology Inc.	247,254	5,872
*	Cerevel Therapeutics Holdings Inc.	201,547	5,865
*	Ligand Pharmaceuticals Inc.	57,317	5,296
*	Relay Therapeutics Inc.	221,894	5,097
*	Xencor Inc.	192,171	5,071
*	Ironwood Pharmaceuticals Inc. Class A	469,280	5,049
*	Veracyte Inc.	243,656	4,971
*	Travere Thrapeutics Inc.	183,717	4,916
*	Dynavax Technologies Corp.	407,589	4,675
*	Agios Pharmaceuticals Inc.	168,024	4,285
*	Krystal Biotech Inc.	61,024	4,278
*	Iovance Biotherapeutics Inc.	398,550	4,272
*	REVOLUTION Medicines Inc.	204,076	4,251
*	Verve Therapeutics Inc.	108,764	4,172
*	Zentalis Pharmaceuticals Inc.	154,471	4,141
*	Enanta Pharmaceuticals Inc.	66,847	4,070
*	Allogene Therapeutics Inc.	293,095	4,018
*	ImmunoGen Inc.	670,960	3,898
*	Celldex Therapeutics Inc.	126,559	3,847
		Shares	Market Value• ($000)
*	Syndax Pharmaceuticals Inc.	162,367	3,833
*	Arcutis Biotherapeutics Inc.	139,650	3,764
*	FibroGen Inc.	301,320	3,748
*	Emergent BioSolutions Inc.	153,547	3,688
*	REGENXBIO Inc.	124,628	3,677
*	Vericel Corp.	144,257	3,599
*	Avid Bioservices Inc.	208,583	3,592
*	CareDx Inc.	181,935	3,564
*	Arcus Biosciences Inc.	146,291	3,523
*	Editas Medicine Inc. Class A	233,706	3,435
*	TG Therapeutics Inc.	466,587	3,327
*	Kymera Therapeutics Inc.	114,779	3,245
*	Vaxcyte Inc.	118,937	3,111
*	Prothena Corp. plc	110,583	3,049
*,1	Aurinia Pharmaceuticals Inc.	409,157	3,011
*	MannKind Corp.	818,650	2,988
*	Madrigal Pharmaceuticals Inc.	40,477	2,919
*	UniQure NV	143,092	2,796
*	IVERIC bio Inc.	277,146	2,727
*,1	Sorrento Therapeutics Inc.	1,322,976	2,712
*	Kura Oncology Inc.	192,776	2,672
*	Cogent Biosciences Inc.	154,615	2,550
*	SpringWorks Therapeutics Inc.	91,563	2,543
*	Anavex Life Sciences Corp.	263,710	2,529
*	Myovant Sciences Ltd.	145,977	2,495
*	Avidity Biosciences Inc.	127,020	2,492
*	Gossamer Bio Inc.	176,616	2,464
*,1	EQRx Inc.	494,891	2,420
*	Crinetics Pharmaceuticals Inc.	126,308	2,385
*	Bridgebio Pharma Inc.	224,880	2,361
*	Coherus Biosciences Inc.	209,278	2,340
*	Sangamo Therapeutics Inc.	426,761	2,304
*	Merus NV	96,221	2,279
*	Rocket Pharmaceuticals Inc.	145,688	2,245
*	Agenus Inc.	829,803	2,240
*	Deciphera Pharmaceuticals Inc.	135,118	2,193

Health Care Index Fund
		Shares	Market Value• ($000)
*	Viridian Therapeutics Inc.	96,708	2,148
*	Rapt Therapeutics Inc.	80,030	2,138
*	Vanda Pharmaceuticals Inc.	189,606	2,006
*	Morphic Holding Inc.	71,693	1,973
*,1	Sana Biotechnology Inc.	287,337	1,957
*,1	Ocugen Inc.	728,661	1,880
*	Alector Inc.	180,206	1,865
*	Inovio Pharmaceuticals Inc.	779,771	1,786
*	Y-mAbs Therapeutics Inc.	110,894	1,783
*	Nurix Therapeutics Inc.	113,318	1,782
*	2seventy bio Inc.	120,318	1,772
*	Recursion Pharmaceuticals Inc. Class A	167,382	1,759
*	Keros Therapeutics Inc.	49,079	1,736
*	Prometheus Biosciences Inc.	32,979	1,725
*	Seres Therapeutics Inc.	333,582	1,715
*	Heron Therapeutics Inc.	400,352	1,637
*,1	ImmunityBio Inc.	404,132	1,617
*	Replimune Group Inc.	83,723	1,596
*	iTeos Therapeutics Inc.	65,675	1,457
*	Inhibrx Inc.	79,900	1,417
*,1	Intercept Pharmaceuticals Inc.	80,122	1,392
*	AnaptysBio Inc.	58,265	1,353
*	Eagle Pharmaceuticals Inc.	40,483	1,327
*,1	Vaxart Inc.	424,447	1,316
*	Kiniksa Pharmaceuticals Ltd. Class A	103,709	1,215
*	Arcturus Therapeutics Holdings Inc.	80,226	1,126
*	Protagonist Therapeutics Inc.	126,192	1,100
*	Atara Biotherapeutics Inc.	267,357	1,072
*	Vera Therapeutics Inc. Class A	49,037	1,066
*	PMV Pharmaceuticals Inc.	68,872	959
*	Erasca Inc.	102,370	923
*	MiMedx Group Inc.	245,955	868
*	Adicet Bio Inc.	60,821	861
*	Rigel Pharmaceuticals Inc.	578,174	821
*	Stoke Therapeutics Inc.	53,469	805
*	ALX Oncology Holdings Inc.	61,293	797
*	Repare Therapeutics Inc.	63,523	757
*	MeiraGTx Holdings plc	89,929	746
		Shares	Market Value• ($000)
*	Organogenesis Holdings Inc. Class A	196,013	704
*	Immunovant Inc.	135,637	699
*	Foghorn Therapeutics Inc.	70,301	699
*,1	Humacyte Inc.	191,541	699
*	Imago Biosciences Inc.	45,568	662
*	IGM Biosciences Inc.	33,416	649
*	Nuvalent Inc. Class A	36,199	611
*	Cullinan Oncology Inc.	44,121	595
*	MacroGenics Inc.	134,160	533
*	Monte Rosa Therapeutics Inc.	62,798	497
*,2	PDL BioPharma Inc.	311,327	458
*	Tango Therapeutics Inc.	103,569	425
*,1	Century Therapeutics Inc.	40,071	422
*	Janux Therapeutics Inc.	28,082	304
*,1,2	Contra Zogenix Inc. CVR	93,751	187
*	Geron Corp. Warrant Exp. 12/31/25	152,449	102
*,2	Progenics Pharmaceuticals Inc. CVR	215,826	—
*	Advaxis Inc. Warrants Exp. 9/11/24	7,710	—
*,2	Prevail Therapeutics Inc. CVR	78	—
			3,260,371
Health Care Equipment & Supplies (18.7%)
	Abbott Laboratories	5,945,007	610,255
	Medtronic plc	4,518,118	397,233
*	Intuitive Surgical Inc.	1,218,858	250,768
	Becton Dickinson and Co.	967,822	244,298
	Stryker Corp.	1,155,576	237,124
*	Boston Scientific Corp.	4,853,707	195,653
*	Edwards Lifesciences Corp.	2,111,126	190,212
*	DexCom Inc.	1,332,850	109,574
	ResMed Inc.	496,663	109,226
*	IDEXX Laboratories Inc.	285,250	99,159
	Baxter International Inc.	1,709,366	98,220
	Zimmer Biomet Holdings Inc.	711,438	75,640
	STERIS plc	339,930	68,455
*	Align Technology Inc.	254,210	61,951
*	Insulet Corp.	235,482	60,159
*	Hologic Inc.	846,486	57,189
	Cooper Cos. Inc.	167,393	48,115
*	ABIOMED Inc.	154,752	40,124
*	Shockwave Medical Inc.	121,547	36,082
	Teleflex Inc.	159,217	36,024
*	Masimo Corp.	179,050	26,301
*	Novocure Ltd.	319,692	26,256
	DENTSPLY SIRONA Inc.	731,285	23,964
*	Envista Holdings Corp.	552,061	20,476
*	Penumbra Inc.	121,608	19,964
		Shares	Market Value• ($000)
*	Lantheus Holdings Inc.	233,144	18,372
*	Globus Medical Inc. Class A	269,128	15,930
*	Omnicell Inc.	150,027	15,346
*	iRhythm Technologies Inc.	101,181	14,919
*	QuidelOrtho Corp.	170,150	13,486
*	Haemonetics Corp.	174,167	13,068
*	STAAR Surgical Co.	137,813	13,036
*	Integra LifeSciences Holdings Corp.	254,212	12,128
*	Merit Medical Systems Inc.	192,350	11,393
*	ICU Medical Inc.	68,942	10,962
*	LivaNova plc	181,791	10,226
*	Inari Medical Inc.	144,439	10,017
*	Tandem Diabetes Care Inc.	216,886	9,920
*	Axonics Inc.	127,925	9,243
	CONMED Corp.	100,205	8,875
*	Enovis Corp.	164,959	8,355
*	Glaukos Corp.	160,734	7,804
*,1	Neogen Corp.	367,126	7,673
*	NuVasive Inc.	176,650	7,509
*	Integer Holdings Corp.	112,648	7,105
*	AtriCure Inc.	149,401	6,816
*	CryoPort Inc.	168,069	5,489
*	TransMedics Group Inc.	100,721	5,240
*	Nevro Corp.	113,882	5,161
*	Meridian Bioscience Inc.	147,362	4,802
*	Silk Road Medical Inc.	119,428	4,757
*	Establishment Labs Holdings Inc.	65,934	4,100
*	Avanos Medical Inc.	159,959	3,940
	LeMaitre Vascular Inc.	66,596	3,288
*	Heska Corp.	34,971	3,185
	Mesa Laboratories Inc.	17,784	3,039
*	Artivion Inc.	136,943	3,035
	Atrion Corp.	4,854	2,932
*	AngioDynamics Inc.	131,777	2,917
*	Varex Imaging Corp.	135,459	2,857
*	Figs Inc. Class A	242,376	2,802
*	BioLife Solutions Inc.	108,220	2,555
*	Outset Medical Inc.	138,522	2,534
*	Cerus Corp.	602,622	2,477
*	Cutera Inc.	49,656	2,371
*	OrthoPediatrics Corp.	48,132	2,363
*	Butterfly Network Inc.	377,444	2,351
*	Inogen Inc.	72,885	2,087
*	Alphatec Holdings Inc.	242,456	1,840
*	Cardiovascular Systems Inc.	137,902	1,822
*	Pulmonx Corp.	93,432	1,716
*	SI-BONE Inc.	99,158	1,636
*	ViewRay Inc.	465,625	1,592
*,1	Paragon 28 Inc.	90,669	1,591
*	Surmodics Inc.	46,955	1,582
*,1	PROCEPT BioRobotics Corp.	37,360	1,512
*	Orthofix Medical Inc.	67,134	1,336
*	Treace Medical Concepts Inc.	56,464	1,131
*	Zimvie Inc.	70,765	1,077

Health Care Index Fund
		Shares	Market Value• ($000)
*	OraSure Technologies Inc.	230,764	944
			3,466,666
Health Care Providers & Services (23.3%)
	UnitedHealth Group Inc.	3,185,460	1,654,305
	CVS Health Corp.	4,452,310	436,994
	Elevance Health Inc.	818,568	397,096
	Cigna Corp.	1,077,219	305,338
	Humana Inc.	429,470	206,910
	McKesson Corp.	493,580	181,144
*	Centene Corp.	1,985,899	178,215
	HCA Healthcare Inc.	802,626	158,816
	AmerisourceBergen Corp. Class A	533,332	78,165
	Laboratory Corp. of America Holdings	314,676	70,887
*	Molina Healthcare Inc.	199,284	67,232
	Cardinal Health Inc.	924,970	65,414
	Quest Diagnostics Inc.	398,398	49,923
*	Henry Schein Inc.	468,560	34,397
*	Acadia Healthcare Co. Inc.	307,429	25,188
	Chemed Corp.	50,863	24,220
	Universal Health Services Inc. Class B	227,846	22,292
*	Tenet Healthcare Corp.	347,597	19,639
*	HealthEquity Inc.	286,431	18,927
	Encompass Health Corp.	338,706	16,451
*	DaVita Inc.	192,715	16,437
*	LHC Group Inc.	100,001	16,147
*	Guardant Health Inc.	311,943	15,616
*	AMN Healthcare Services Inc.	151,831	15,584
	Ensign Group Inc.	178,991	15,268
*	Option Care Health Inc.	489,354	15,150
*	agilon health Inc.	690,989	14,359
	Premier Inc. Class A	400,288	14,106
*	Amedisys Inc.	110,718	13,115
*	R1 RCM Inc.	475,340	10,386
*	Privia Health Group Inc.	258,268	10,277
*	Progyny Inc.	249,891	10,048
	Select Medical Holdings Corp.	377,036	9,667
*	Oak Street Health Inc.	368,814	9,663
	Patterson Cos. Inc.	298,608	8,328
*	1Life Healthcare Inc.	461,445	7,942
*	Covetrus Inc.	378,665	7,903
	Owens & Minor Inc.	245,545	7,246
*	Signify Health Inc. Class A	239,595	6,685
*	Apollo Medical Holdings Inc.	133,670	5,765
*	CorVel Corp.	32,783	5,094
*	Pediatrix Medical Group Inc.	280,815	5,004
*	Addus HomeCare Corp.	54,727	4,883
*	ModivCare Inc.	43,112	4,670
*	Alignment Healthcare Inc.	284,868	4,333
*	AdaptHealth Corp. Class A	228,045	4,098
*	Surgery Partners Inc.	137,712	3,791
		Shares	Market Value• ($000)
	US Physical Therapy Inc.	44,138	3,646
	National HealthCare Corp.	49,464	3,435
*	RadNet Inc.	170,960	3,435
*	OPKO Health Inc.	1,494,219	3,257
*	Cross Country Healthcare Inc.	124,318	3,155
*	Cano Health Inc.	495,679	3,058
*,1	Fulgent Genetics Inc.	67,167	2,920
*	Clover Health Investments Corp. Class A	1,087,762	2,839
*,1	23andMe Holding Co. Class A	836,651	2,820
*	Enhabit Inc.	167,287	2,777
*	DocGo Inc.	271,358	2,768
*	Hims & Hers Health Inc.	399,114	2,538
*	Brookdale Senior Living Inc.	564,742	2,485
*	Hanger Inc.	132,277	2,464
*,1	Invitae Corp.	744,188	2,262
*	Castle Biosciences Inc.	75,922	2,202
*	Accolade Inc.	192,600	1,961
*	Agiliti Inc.	111,722	1,794
*	Pennant Group Inc.	90,688	1,421
*	CareMax Inc.	163,896	1,121
*	Community Health Systems Inc.	419,069	1,115
*	Joint Corp.	49,346	900
*	PetIQ Inc. Class A	88,700	828
*	Sema4 Holdings Corp.	387,577	395
*	Aveanna Healthcare Holdings Inc.	155,439	283
			4,328,997
Health Care Technology (1.1%)
*	Veeva Systems Inc. Class A	475,344	94,746
*	Change Healthcare Inc.	863,703	21,221
*	Inspire Medical Systems Inc.	93,839	17,969
*	Teladoc Health Inc.	547,323	17,000
*,1	Doximity Inc. Class A	317,675	10,544
*	Evolent Health Inc. Class A	264,158	9,708
*	Allscripts Healthcare Solutions Inc.	392,851	6,678
*	Certara Inc.	353,533	5,540
*	Schrodinger Inc.	199,771	5,482
*	Phreesia Inc.	168,178	4,315
*	NextGen Healthcare Inc.	193,761	3,321
	Simulations Plus Inc.	54,495	3,272
*	American Well Corp. Class A	673,366	3,064
*	Definitive Healthcare Corp. Class A	115,367	2,317
*	Multiplan Corp.	647,340	2,279
*	Health Catalyst Inc.	165,341	1,984
*	HealthStream Inc.	81,293	1,799
*	GoodRx Holdings Inc. Class A	238,428	1,454
*	OptimizeRx Corp.	54,474	864
			213,557
		Shares	Market Value• ($000)
Life Sciences Tools & Services (12.6%)
	Thermo Fisher Scientific Inc.	1,329,171	724,824
	Danaher Corp.	2,345,298	633,019
*	IQVIA Holdings Inc.	642,649	136,666
	Agilent Technologies Inc.	1,015,160	130,194
*	Illumina Inc.	533,414	107,558
*	Mettler-Toledo International Inc.	77,016	93,379
	West Pharmaceutical Services Inc.	251,473	74,609
*	Waters Corp.	204,505	61,065
	PerkinElmer Inc.	428,252	57,840
*	Avantor Inc.	2,071,994	51,613
	Bio-Techne Corp.	133,289	44,227
*	Repligen Corp.	178,830	39,230
*	Bio-Rad Laboratories Inc. Class A	76,014	36,870
*	Charles River Laboratories International Inc.	172,513	35,408
*	Syneos Health Inc.	348,294	20,936
	Bruker Corp.	354,762	19,867
	Azenta Inc.	254,511	13,415
*	Medpace Holdings Inc.	87,114	12,859
*	10X Genomics Inc. Class A	287,135	9,473
*	Maravai LifeSciences Holdings Inc. Class A	380,186	7,934
*	Sotera Health Co.	335,088	5,666
*	Pacific Biosciences of California Inc.	724,560	4,246
*	NeoGenomics Inc.	403,237	4,053
*	Adaptive Biotechnologies Corp.	340,273	3,035
*	Cytek Biosciences Inc.	227,095	2,646
*,1	Bionano Genomics Inc.	981,851	2,435
*	NanoString Technologies Inc.	150,676	2,043
*	SomaLogic Inc.	461,954	1,700
*	Codexis Inc.	198,313	1,390
*	Seer Inc. Class A	131,210	1,325
*	MaxCyte Inc.	240,517	1,251
*	Quanterix Corp.	117,790	1,101
*,1	Quantum-Si Inc.	290,500	906
*	Nautilus Biotechnology Inc.	127,087	281
			2,343,064
Pharmaceuticals (26.6%)
	Johnson & Johnson	8,934,413	1,441,478
	Pfizer Inc.	19,050,902	861,672
	Eli Lilly & Co.	2,742,229	826,042
	Merck & Co. Inc.	8,585,928	732,895
	Bristol-Myers Squibb Co.	7,228,195	487,253
	Zoetis Inc.	1,597,883	250,117
*	Catalent Inc.	578,025	50,866
	Royalty Pharma plc Class A	1,181,934	49,417
	Viatris Inc.	4,114,869	39,297
*	Jazz Pharmaceuticals plc	211,516	32,832
	Organon & Co.	861,578	24,581

Health Care Index Fund
		Shares	Market Value• ($000)
*	Elanco Animal Health Inc. (XNYS)	1,448,948	21,923
	Perrigo Co. plc	456,524	17,083
*	Intra-Cellular Therapies Inc.	288,269	14,488
*	Prestige Consumer Healthcare Inc.	170,620	8,630
*	Corcept Therapeutics Inc.	324,588	8,381
*	Pacira BioSciences Inc.	154,160	8,090
*	Arvinas Inc.	153,477	6,498
*,1	Tilray Brands Inc.	1,690,323	6,423
*	Axsome Therapeutics Inc.	99,126	6,324
*	Supernus Pharmaceuticals Inc.	181,489	6,212
*	Revance Therapeutics Inc.	234,892	4,674
*	Amphastar Pharmaceuticals Inc.	132,551	3,924
*	Harmony Biosciences Holdings Inc.	80,304	3,526
*,1	Cassava Sciences Inc.	129,019	3,320
*	Innoviva Inc.	213,114	2,805
*	Nektar Therapeutics Class A	628,267	2,475
[1]	SIGA Technologies Inc.	151,736	2,288
*	Reata Pharmaceuticals Inc. Class A	90,996	2,176
		Shares	Market Value• ($000)
*	Collegium Pharmaceutical Inc.	107,978	1,898
*	Atea Pharmaceuticals Inc.	252,668	1,895
*,1	ATAI Life Sciences NV	406,644	1,830
*	Theravance Biopharma Inc.	195,337	1,760
*	Cara Therapeutics Inc.	156,661	1,617
*	NGM Biopharmaceuticals Inc.	95,143	1,342
*	Nuvation Bio Inc.	404,162	1,132
	Phibro Animal Health Corp. Class A	68,932	1,021
*	Fulcrum Therapeutics Inc.	128,048	948
*	Ventyx Biosciences Inc.	42,929	876
*	Amneal Pharmaceuticals Inc.	326,699	709
*	Phathom Pharmaceuticals Inc.	59,306	506
*	DICE Therapeutics Inc.	32,197	505
			4,941,729
Total Common Stocks (Cost $15,591,502)			18,554,384
		Shares	Market Value• ($000)
Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
[3,4]	Vanguard Market Liquidity Fund, 2.284% (Cost $34,262)	342,778	34,268
Total Investments (100.1%) (Cost $15,625,764)			18,588,652
Other Assets and Liabilities—Net (-0.1%)			(16,335)
Net Assets (100.0%)			18,572,317
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $31,741,000.
2	Security value determined using significant unobservable inputs.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $34,254,000 was received for securities on loan.
CVR—Contingent Value Rights.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Alnylam Pharmaceuticals Inc.	8/31/23	BANA	5,167	(0.023)	—	—
Gilead Sciences Inc.	8/31/23	BANA	12,694	(2.320)	—	—
					—	—
1	Based on 1M USD Overnight Bank Funding Rate as of the most recent payment date. Floating interest payment received/paid monthly.
1M—1-month.
BANA—Bank of America, N.A.
At August 31, 2022, the counterparties had deposited in segregated accounts securities with a value of $10,000 in connection with open over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund
Statement of Assets and Liabilities
As of August 31, 2022
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $15,591,502)	18,554,384
Affiliated Issuers (Cost $34,262)	34,268
Total Investments in Securities	18,588,652
Investment in Vanguard	705
Receivables for Investment Securities Sold	60,633
Receivables for Accrued Income	26,538
Receivables for Capital Shares Issued	988
Unrealized Appreciation—Over-the-Counter Swap Contracts	—
Total Assets	18,677,516
Liabilities
Due to Custodian	6,396
Payables for Investment Securities Purchased	62,308
Collateral for Securities on Loan	34,254
Payables for Capital Shares Redeemed	1,388
Payables to Vanguard	853
Unrealized Depreciation—Over-the-Counter Swap Contracts	—
Total Liabilities	105,199
Net Assets	18,572,317
1 Includes $31,741 of securities on loan.
At August 31, 2022, net assets consisted of:

Paid-in Capital	16,143,117
Total Distributable Earnings (Loss)	2,429,200
Net Assets	18,572,317

ETF Shares—Net Assets
Applicable to 68,348,681 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	15,828,533
Net Asset Value Per Share—ETF Shares	$231.59

Admiral Shares—Net Assets
Applicable to 23,685,001 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,743,784
Net Asset Value Per Share—Admiral Shares	$115.84

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund
Statement of Operations

Year Ended August 31, 2022
($000)
Investment Income
Income
Dividends	264,596
Interest[1]	22
Securities Lending—Net	1,436
Total Income	266,054
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,464
Management and Administrative— ETF Shares	14,006
Management and Administrative— Admiral Shares	2,463
Marketing and Distribution— ETF Shares	665
Marketing and Distribution— Admiral Shares	135
Custodian Fees	127
Auditing Fees	29
Shareholders’ Reports—ETF Shares	421
Shareholders’ Reports—Admiral Shares	29
Trustees’ Fees and Expenses	7
Other Expenses	7
Total Expenses	19,353
Net Investment Income	246,701
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	1,164,141
Swap Contracts	(1,941)
Realized Net Gain (Loss)	1,162,200
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(3,600,457)
Swap Contracts	—
Change in Unrealized Appreciation (Depreciation)	(3,600,457)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,191,556)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $22,000, ($5,000), less than $1,000, and ($4,000), respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $1,370,224,000 of net gain (loss) resulting from in-kind redemptions.

Statement of Changes in Net Assets

	Year Ended August 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	246,701	201,690
Realized Net Gain (Loss)	1,162,200	644,001
Change in Unrealized Appreciation (Depreciation)	(3,600,457)	3,189,757
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,191,556)	4,035,448
Distributions
ETF Shares	(212,391)	(168,926)
Admiral Shares	(36,855)	(27,075)
Total Distributions	(249,246)	(196,001)
Capital Share Transactions
ETF Shares	1,015,966	1,879,063
Admiral Shares	131,473	746,601
Net Increase (Decrease) from Capital Share Transactions	1,147,439	2,625,664
Total Increase (Decrease)	(1,293,363)	6,465,111
Net Assets
Beginning of Period	19,865,680	13,400,569
End of Period	18,572,317	19,865,680

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$262.41	$207.65	$169.74	$177.07	$151.13
Investment Operations
Net Investment Income[1]	3.157	2.893	2.702	3.600[2]	2.194
Net Realized and Unrealized Gain (Loss) on Investments	(30.771)	54.714	37.758	(7.457)	25.846
Total from Investment Operations	(27.614)	57.607	40.460	(3.857)	28.040
Distributions
Dividends from Net Investment Income	(3.206)	(2.846)	(2.550)	(3.473)	(2.100)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.206)	(2.846)	(2.550)	(3.473)	(2.100)
Net Asset Value, End of Period	$231.59	$262.41	$207.65	$169.74	$177.07
Total Return	-10.60%	27.99%	24.05%	-2.22%	18.75%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,829	$16,894	$11,724	$8,899	$8,594
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.27%	1.25%	1.45%	2.12%[2]	1.38%
Portfolio Turnover Rate[3]	3%	5%	7%	5%	6%
1	Calculated based on average shares outstanding.
2	Net investment income per share and the ratio of net investment income to average net assets include $1.132 and 0.67%, respectively, resulting from a cash payment received in connection with the merger of Cigna Corp. and Express Scripts Holding Co. in December 2018.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$131.26	$103.87	$84.91	$88.57	$75.60
Investment Operations
Net Investment Income[1]	1.583	1.450	1.351	1.804[2]	1.101
Net Realized and Unrealized Gain (Loss) on Investments	(15.400)	27.365	18.884	(3.727)	12.920
Total from Investment Operations	(13.817)	28.815	20.235	(1.923)	14.021
Distributions
Dividends from Net Investment Income	(1.603)	(1.425)	(1.275)	(1.737)	(1.051)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.603)	(1.425)	(1.275)	(1.737)	(1.051)
Net Asset Value, End of Period	$115.84	$131.26	$103.87	$84.91	$88.57
Total Return[3]	-10.59%	28.01%	24.06%	-2.21%	18.74%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,744	$2,972	$1,676	$1,316	$1,248
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.28%	1.25%	1.45%	2.12%[2]	1.38%
Portfolio Turnover Rate[4]	3%	5%	7%	5%	6%
1	Calculated based on average shares outstanding.
2	Net investment income per share and the ratio of net investment income to average net assets include $.566 and 0.67%, respectively, resulting from a cash payment received in connection with the merger of Cigna Corp. and Express Scripts Holding Co. in December 2018.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund
Notes to Financial Statements
Vanguard Health Care Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2022, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

Health Care Index Fund
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread.  However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Health Care Index Fund
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2022, the fund had contributed to Vanguard capital in the amount of $705,000, representing less than 0.01% of the fund’s net assets and 0.28% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	18,553,637	102	645	18,554,384
Temporary Cash Investments	34,268	—	—	34,268
Total	18,587,905	102	645	18,588,652
Derivative Financial Instruments
Assets
Swap Contracts	—	—	—	—
Liabilities
Swap Contracts	—	—	—	—
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions, passive foreign investment companies, and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	1,368,487
Total Distributable Earnings (Loss)	(1,368,487)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains

Health Care Index Fund
from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	49,529
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(541,854)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	2,921,525
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	249,246	196,001
Long-Term Capital Gains	—	—
Total	249,246	196,001
*	Includes short-term capital gains, if any.
As of August 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	15,667,126
Gross Unrealized Appreciation	4,479,782
Gross Unrealized Depreciation	(1,558,257)
Net Unrealized Appreciation (Depreciation)	2,921,525
E.	During the year ended August 31, 2022, the fund purchased $4,463,033,000 of investment securities and sold $3,323,538,000 of investment securities, other than temporary cash investments. Purchases and sales include $3,532,329,000 and $2,653,143,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2022, such purchases were $5,461,000 and sales were $12,873,000, resulting in net realized loss of $9,411,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	3,682,327	14,971	3,403,429	14,615
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(2,666,361)	(11,000)	(1,524,366)	(6,700)
Net Increase (Decrease)—ETF Shares	1,015,966	3,971	1,879,063	7,915
Admiral Shares
Issued	548,361	4,414	1,140,545	9,947
Issued in Lieu of Cash Distributions	31,635	257	23,652	212
Redeemed	(448,523)	(3,629)	(417,596)	(3,652)
Net Increase (Decrease)—Admiral Shares	131,473	1,042	746,601	6,507
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2022, that would require recognition or disclosure in these financial statements.

Industrials Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2012, Through August 31, 2022
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Industrials Index Fund ETF Shares Net Asset Value	-10.62%	8.11%	11.91%	$30,820
Industrials Index Fund ETF Shares Market Price	-10.60	8.11	11.91	30,805
MSCI US Investable Market Industrials 25/50 Index	-10.54	8.23	12.02	31,117
MSCI US Investable Market 2500 Index	-13.30	11.39	12.83	33,443

	One Year	Five Years	Ten Years	Final Value of a $100,000 Investment
Industrials Index Fund Admiral Shares	-10.62%	8.12%	11.92%	$308,462
MSCI US Investable Market Industrials 25/50 Index	-10.54	8.23	12.02	311,166
MSCI US Investable Market 2500 Index	-13.30	11.39	12.83	334,426
Cumulative Returns of ETF Shares: August 31, 2012, Through August 31, 2022
	One Year	Five Years	Ten Years
Industrials Index Fund ETF Shares Market Price	-10.60%	47.70%	208.05%
Industrials Index Fund ETF Shares Net Asset Value	-10.62	47.67	208.20
MSCI US Investable Market Industrials 25/50 Index	-10.54	48.47	211.17
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

Industrials Index Fund
Fund Allocation
As of August 31, 2022
Aerospace & Defense	17.4%
Air Freight & Logistics	6.7
Airlines	2.2
Building Products	6.6
Commercial Services & Supplies	7.6
Construction & Engineering	2.5
Electrical Equipment	7.6
Industrial Conglomerates	7.8
Machinery	19.6
Marine	0.2
Professional Services	6.4
Road & Rail	11.4
Trading Companies & Distributors	4.0
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Industrials Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.8%)
Aerospace & Defense (17.4%)
	Raytheon Technologies Corp.	1,529,129	137,239
	Lockheed Martin Corp.	246,236	103,446
*	Boeing Co.	577,939	92,615
	Northrop Grumman Corp.	151,840	72,578
	General Dynamics Corp.	242,702	55,562
	L3Harris Technologies Inc.	174,323	39,779
	TransDigm Group Inc.	53,315	32,010
	Textron Inc.	221,146	13,795
	Howmet Aerospace Inc.	386,976	13,711
	Huntington Ingalls Industries Inc.	41,177	9,481
	HEICO Corp. Class A	75,172	9,215
*	Axon Enterprise Inc.	69,376	8,095
	HEICO Corp.	44,971	6,849
	Curtiss-Wright Corp.	39,521	5,817
	Woodward Inc.	59,254	5,515
	Hexcel Corp.	86,440	5,071
	BWX Technologies Inc.	93,984	4,899
	Spirit AeroSystems Holdings Inc. Class A	108,256	3,259
*	Aerojet Rocketdyne Holdings Inc.	74,202	3,196
*	Mercury Systems Inc.	53,402	2,570
	Moog Inc. Class A	29,664	2,224
*	AeroVironment Inc.	24,356	2,159
	Maxar Technologies Inc.	75,860	1,808
*	Kratos Defense & Security Solutions Inc.	129,168	1,620
*	AAR Corp.	36,319	1,557
*	Parsons Corp.	37,211	1,540
*,1	Virgin Galactic Holdings Inc.	211,280	1,249
*	Triumph Group Inc.	65,862	856
	Kaman Corp.	25,738	816
*	Rocket Lab USA Inc.	143,819	791
*	Ducommun Inc.	11,638	512
	National Presto Industries Inc.	5,485	374
	Cadre Holdings Inc.	13,379	341
*	Aersale Corp.	15,986	308
*	Astra Space Inc.	118,275	101
			640,958
Air Freight & Logistics (6.7%)
	United Parcel Service Inc. Class B	755,140	146,882
	FedEx Corp.	253,164	53,370
	Expeditors International of Washington Inc.	172,504	17,749
	CH Robinson Worldwide Inc.	130,844	14,936
*	GXO Logistics Inc.	109,791	4,873
*	Hub Group Inc. Class A	35,063	2,798
*	Atlas Air Worldwide Holdings Inc.	27,535	2,751
	Forward Air Corp.	27,601	2,678
		Shares	Market Value• ($000)
*	Air Transport Services Group Inc.	60,933	1,836
			247,873
Airlines (2.2%)
*	Southwest Airlines Co.	609,797	22,379
*	Delta Air Lines Inc.	659,297	20,484
*	United Airlines Holdings Inc.	336,024	11,764
*	American Airlines Group Inc.	668,095	8,679
*	Alaska Air Group Inc.	129,717	5,650
*	JetBlue Airways Corp.	328,432	2,558
*	Spirit Airlines Inc.	111,224	2,523
*	Allegiant Travel Co.	15,937	1,538
*	SkyWest Inc.	51,945	1,106
*	Hawaiian Holdings Inc.	52,026	780
*	Sun Country Airlines Holdings Inc.	35,926	716
*	Frontier Group Holdings Inc.	45,122	582
*	Wheels Up Experience Inc.	164,539	308
*	Blade Air Mobility Inc.	43,443	224
			79,291
Building Products (6.6%)
	Johnson Controls International plc	715,368	38,730
	Trane Technologies plc	240,480	37,051
	Carrier Global Corp.	872,223	34,121
	Carlisle Cos. Inc.	53,131	15,709
	Masco Corp.	242,584	12,340
*	Builders FirstSource Inc.	177,543	10,406
	Advanced Drainage Systems Inc.	69,379	9,415
	Allegion plc	90,225	8,580
	Fortune Brands Home & Security Inc.	134,546	8,265
	Owens Corning	99,805	8,157
	Lennox International Inc.	33,235	7,980
	A O Smith Corp.	133,732	7,549
*	Trex Co. Inc.	116,423	5,447
	UFP Industries Inc.	64,481	5,119
	Simpson Manufacturing Co. Inc.	44,451	4,118
	Armstrong World Industries Inc.	48,187	4,047
	Zurn Elkay Water Solutions Corp.	129,627	3,575
*	Resideo Technologies Inc.	149,612	3,115
	AAON Inc.	43,694	2,512
*	AZEK Co. Inc. Class A	119,163	2,175
	CSW Industrials Inc.	15,271	1,933
*	Masonite International Corp.	22,069	1,806
*	Gibraltar Industries Inc.	33,642	1,408
	Griffon Corp.	43,967	1,378
*	PGT Innovations Inc.	61,986	1,297
*	JELD-WEN Holding Inc.	89,731	1,001
	Apogee Enterprises Inc.	22,872	934
		Shares	Market Value• ($000)
*	American Woodmark Corp.	17,010	882
*	Hayward Holdings Inc.	81,678	859
*	Janus International Group Inc.	82,514	852
	Quanex Building Products Corp.	33,913	756
	Insteel Industries Inc.	19,999	578
			242,095
Commercial Services & Supplies (7.5%)
	Waste Management Inc.	426,868	72,153
	Cintas Corp.	94,686	38,522
	Waste Connections Inc. (XTSE)	264,419	36,802
	Republic Services Inc. Class A	227,349	32,447
*	Copart Inc.	219,955	26,318
	Rollins Inc.	227,876	7,693
	Tetra Tech Inc.	55,212	7,498
*	Clean Harbors Inc.	53,157	6,242
*	IAA Inc.	137,833	5,136
*	Stericycle Inc.	94,744	4,746
	MSA Safety Inc.	38,442	4,569
*	Casella Waste Systems Inc. Class A	52,091	4,268
	ABM Industries Inc.	68,903	3,197
	UniFirst Corp.	15,588	2,810
	Brink's Co.	48,370	2,674
	Brady Corp. Class A	48,086	2,238
	MillerKnoll Inc.	78,334	2,168
*	KAR Auction Services Inc.	124,471	1,817
*	Driven Brands Holdings Inc.	51,784	1,628
	HNI Corp.	43,599	1,395
*	CoreCivic Inc.	125,845	1,199
	Healthcare Services Group Inc.	75,580	1,063
*	GEO Group Inc.	127,086	1,040
*	Montrose Environmental Group Inc.	24,218	974
	Steelcase Inc. Class A	85,226	953
*	ACV Auctions Inc. Class A	110,519	941
	Deluxe Corp.	43,958	846
*	Viad Corp.	21,223	810
*	SP Plus Corp.	23,973	794
	Matthews International Corp. Class A	29,025	726
	Interface Inc. Class A	60,207	672
	ACCO Brands Corp.	98,730	585
*	Cimpress plc	17,303	581
*	Heritage-Crystal Clean Inc.	16,446	536
	Pitney Bowes Inc.	177,729	514
	VSE Corp.	11,170	467
*	Harsco Corp.	81,620	463
*	BrightView Holdings Inc.	32,975	334
			277,819
Construction & Engineering (2.5%)
	Quanta Services Inc.	147,739	20,875
	AECOM	137,815	10,081

Industrials Index Fund
		Shares	Market Value• ($000)
*	WillScot Mobile Mini Holdings Corp.	228,817	9,185
	MDU Resources Group Inc.	209,221	6,308
	EMCOR Group Inc.	52,547	6,249
	Valmont Industries Inc.	21,897	6,061
*	MasTec Inc.	58,610	4,718
*	Fluor Corp.	146,002	3,860
	Comfort Systems USA Inc.	37,015	3,714
*	Dycom Industries Inc.	30,369	3,405
	Arcosa Inc.	49,545	2,896
*	API Group Corp.	167,926	2,611
*	Ameresco Inc. Class A	33,029	2,274
*	NV5 Global Inc.	13,577	1,911
*	MYR Group Inc.	17,459	1,623
	Granite Construction Inc.	46,652	1,399
*	Construction Partners Inc. Class A	42,166	1,234
	Primoris Services Corp.	55,159	1,118
*	Sterling Infrastructure Inc.	31,089	786
*	Great Lakes Dredge & Dock Corp.	69,075	661
	Argan Inc.	15,370	532
*	Infrastructure and Energy Alternatives Inc.	32,152	457
*	Tutor Perini Corp.	44,105	299
*	IES Holdings Inc.	9,764	297
			92,554
Electrical Equipment (7.6%)
	Eaton Corp. plc	410,250	56,057
	Emerson Electric Co.	610,735	49,921
	AMETEK Inc.	237,326	28,517
	Rockwell Automation Inc.	119,547	28,325
*	Plug Power Inc.	534,971	15,001
*	Generac Holdings Inc.	65,634	14,466
	Hubbell Inc. Class B	55,160	11,379
	Regal Rexnord Corp.	68,873	9,476
	Sensata Technologies Holding plc	161,291	6,497
*	Sunrun Inc.	194,467	6,423
	Acuity Brands Inc.	35,548	5,827
	nVent Electric plc	170,971	5,635
*	Bloom Energy Corp. Class A	166,949	4,242
	Vertiv Holdings Co. Class A	329,392	3,798
*	Atkore Inc.	44,316	3,741
*,1	ChargePoint Holdings Inc.	225,720	3,672
*	Array Technologies Inc.	146,733	3,067
*	Shoals Technologies Group Inc. Class A	115,620	3,049
	Encore Wire Corp.	20,276	2,638
	EnerSys	41,791	2,606
*	SunPower Corp.	89,597	2,150
*	Vicor Corp.	23,079	1,642
*	Enovix Corp.	72,596	1,606
*	FuelCell Energy Inc.	380,115	1,593
	GrafTech International Ltd.	215,773	1,269
*,1	FREYR Battery SA	84,001	1,196
	AZZ Inc.	25,373	1,081
*	Stem Inc.	62,772	987
*,1	Blink Charging Co.	40,034	856
*	Fluence Energy Inc.	40,986	818
*	TPI Composites Inc.	38,330	713
*	Thermon Group Holdings Inc.	34,561	607
*	Heliogen Inc.	107,362	258
		Shares	Market Value• ($000)
*	ESS Tech Inc.	54,945	244
			279,357
Industrial Conglomerates (7.8%)
	Honeywell International Inc.	699,928	132,531
	General Electric Co.	1,131,741	83,115
[1]	3M Co.	585,154	72,764
			288,410
Machinery (19.6%)
	Deere & Co.	298,541	109,042
	Caterpillar Inc.	548,416	101,298
	Illinois Tool Works Inc.	320,220	62,389
	Parker-Hannifin Corp.	131,989	34,977
	Otis Worldwide Corp.	434,716	31,395
	PACCAR Inc.	357,468	31,282
	Cummins Inc.	145,083	31,247
	Fortive Corp.	350,157	22,176
	Ingersoll Rand Inc.	417,213	19,763
	Dover Corp.	148,259	18,527
	Xylem Inc.	185,193	16,871
	IDEX Corp.	78,187	15,732
	Westinghouse Air Brake Technologies Corp.	178,381	15,635
	Stanley Black & Decker Inc.	155,234	13,676
	Nordson Corp.	53,207	12,087
	Snap-on Inc.	54,851	11,950
	Graco Inc.	173,940	11,104
	Toro Co.	107,608	8,924
	Lincoln Electric Holdings Inc.	56,721	7,753
*	Middleby Corp.	53,125	7,640
	Pentair plc	170,137	7,571
*	Chart Industries Inc.	37,652	7,299
*	RBC Bearings Inc.	29,692	7,146
	AGCO Corp.	65,151	7,083
	Donaldson Co. Inc.	127,278	6,536
	ITT Inc.	85,873	6,228
	Oshkosh Corp.	67,708	5,400
	Crane Holdings Co.	48,974	4,621
*	Evoqua Water Technologies Corp.	124,699	4,374
	Timken Co.	68,608	4,322
	Flowserve Corp.	134,409	4,096
	Watts Water Technologies Inc. Class A	28,225	3,910
	Allison Transmission Holdings Inc.	100,037	3,627
	Franklin Electric Co. Inc.	40,362	3,505
	John Bean Technologies Corp.	32,704	3,377
	Mueller Industries Inc.	52,606	3,323
	Hillenbrand Inc.	73,775	3,074
	Albany International Corp. Class A	32,320	2,850
*	SPX Technologies Inc.	47,038	2,684
	Altra Industrial Motion Corp.	67,040	2,544
	Federal Signal Corp.	62,605	2,496
	Terex Corp.	71,058	2,361
	ESCO Technologies Inc.	26,622	2,168
	Kadant Inc.	11,924	2,140
	Esab Corp.	49,131	2,019
	Trinity Industries Inc.	81,103	1,977
	Kennametal Inc.	80,744	1,893
	EnPro Industries Inc.	20,337	1,842
	Helios Technologies Inc.	33,604	1,836
	Mueller Water Products Inc. Class A	162,224	1,830
		Shares	Market Value• ($000)
	Lindsay Corp.	11,249	1,804
	Barnes Group Inc.	49,284	1,530
*,1	Nikola Corp.	281,727	1,510
	Alamo Group Inc.	11,008	1,439
	Enerpac Tool Group Corp. Class A	62,834	1,219
*	Energy Recovery Inc.	52,483	1,204
	Standex International Corp.	12,502	1,130
*	Gates Industrial Corp. plc	104,669	1,122
*	Proterra Inc.	183,768	1,110
	Tennant Co.	18,018	1,087
*	Proto Labs Inc.	28,077	1,078
	Greenbrier Cos. Inc.	33,347	951
	Columbus McKinnon Corp.	29,648	908
	Astec Industries Inc.	23,293	889
	Wabash National Corp.	51,053	840
*	Hillman Solutions Corp.	100,105	840
	Shyft Group Inc.	34,044	815
*,1	Desktop Metal Inc. Class A	222,553	708
	Douglas Dynamics Inc.	23,187	675
	Gorman-Rupp Co.	21,565	570
	Luxfer Holdings plc	29,010	477
	REV Group Inc.	35,727	412
*	Hyliion Holdings Corp.	115,134	404
*	Manitowoc Co. Inc.	36,440	348
*	CIRCOR International Inc.	19,167	312
*,1	Microvast Holdings Inc.	123,965	305
	Hyster-Yale Materials Handling Inc.	9,302	271
*,1	Velo3D Inc.	56,703	244
*	Blue Bird Corp.	18,344	218
*	Markforged Holding Corp.	86,790	211
*,1	Hyzon Motors Inc.	76,675	163
*	Hydrofarm Holdings Group Inc.	31,218	106
			722,500
Marine (0.2%)
*	Kirby Corp.	62,009	4,158
	Matson Inc.	41,805	3,079
	Genco Shipping & Trading Ltd.	38,653	530
	Eagle Bulk Shipping Inc.	9,777	425
			8,192
Professional Services (6.4%)
	Verisk Analytics Inc. Class A	162,352	30,386
*	CoStar Group Inc.	407,422	28,373
	Equifax Inc.	125,801	23,745
	Jacobs Solutions Inc.	132,199	16,469
	TransUnion	197,860	14,616
	Booz Allen Hamilton Holding Corp. Class A	135,894	13,005
	Leidos Holdings Inc.	133,467	12,686
	Nielsen Holdings plc	351,303	9,780
	Robert Half International Inc.	113,659	8,748
	KBR Inc.	143,472	6,930
*	CACI International Inc. Class A	24,068	6,760
*	FTI Consulting Inc.	35,439	5,692
	Science Applications International Corp.	57,382	5,226
*	ASGN Inc.	52,549	5,081
	Exponent Inc.	53,217	4,995
	Insperity Inc.	37,495	4,088
	ManpowerGroup Inc.	54,283	3,980
*	Clarivate plc	311,268	3,633

Industrials Index Fund
		Shares	Market Value• ($000)
*	TriNet Group Inc.	41,604	3,428
	Korn Ferry	55,572	3,385
	Dun & Bradstreet Holdings Inc.	200,909	2,863
	ManTech International Corp. Class A	28,261	2,711
*	CBIZ Inc.	48,505	2,118
*	Upwork Inc.	120,097	2,090
*	Alight Inc. Class A	263,223	2,074
	ICF International Inc.	19,309	1,961
*	Sterling Check Corp.	84,543	1,799
*	Huron Consulting Group Inc.	21,962	1,469
	Kforce Inc.	20,838	1,140
*	Planet Labs PBC	165,385	906
*	First Advantage Corp.	54,499	754
*	TrueBlue Inc.	33,848	695
	CRA International Inc.	7,573	692
	Resources Connection Inc.	32,282	631
	Barrett Business Services Inc.	7,588	612
	Heidrick & Struggles International Inc.	20,128	573
	Kelly Services Inc. Class A	33,141	534
*	Forrester Research Inc.	11,345	472
*	Hireright Holdings Corp.	24,552	399
*	Skillsoft Corp.	84,709	273
			235,772
Road & Rail (11.4%)
	Union Pacific Corp.	646,084	145,052
	CSX Corp.	2,235,528	70,754
	Norfolk Southern Corp.	245,056	59,580
*	Uber Technologies Inc.	1,514,350	43,553
	Old Dominion Freight Line Inc.	99,069	26,888
	JB Hunt Transport Services Inc.	86,196	15,000
	Knight-Swift Transportation Holdings Inc.	159,786	8,071
		Shares	Market Value• ($000)
*	Saia Inc.	27,158	5,617
	Landstar System Inc.	38,155	5,595
*	XPO Logistics Inc.	106,463	5,581
*	Avis Budget Group Inc.	32,264	5,400
	AMERCO	10,079	5,298
*	Lyft Inc. Class A	313,366	4,616
*	Hertz Global Holdings Inc.	233,017	4,302
	Ryder System Inc.	52,595	4,020
	Werner Enterprises Inc.	59,986	2,387
	ArcBest Corp.	25,157	2,026
	Marten Transport Ltd.	67,981	1,347
	Schneider National Inc. Class B	58,853	1,345
	Heartland Express Inc.	60,695	920
*	TuSimple Holdings Inc. Class A	50,750	365
	Universal Logistics Holdings Inc.	8,318	304
*	Daseke Inc.	41,591	252
			418,273
Trading Companies & Distributors (3.9%)
	Fastenal Co.	591,825	29,787
	WW Grainger Inc.	47,278	26,236
*	United Rentals Inc.	73,626	21,502
	Watsco Inc.	34,098	9,276
*	WESCO International Inc.	46,908	6,177
*	SiteOne Landscape Supply Inc.	46,202	5,783
*	Univar Solutions Inc.	174,463	4,400
	Applied Industrial Technologies Inc.	39,594	4,198
	Air Lease Corp. Class A	108,328	3,939
	Triton International Ltd.	65,993	3,932
	MSC Industrial Direct Co. Inc. Class A	48,609	3,850
	GATX Corp.	36,614	3,537
*	Beacon Roofing Supply Inc.	56,497	3,102
	Herc Holdings Inc.	24,589	2,767
	Boise Cascade Co.	40,614	2,531
		Shares	Market Value• ($000)
	McGrath RentCorp.	25,027	2,115
	Rush Enterprises Inc. Class A	43,795	2,061
*	GMS Inc.	39,705	1,914
*	Veritiv Corp.	14,342	1,709
*	Core & Main Inc. Class A	69,192	1,631
*	NOW Inc.	114,327	1,386
	H&E Equipment Services Inc.	33,741	1,068
*	MRC Global Inc.	85,177	829
*	Titan Machinery Inc.	20,816	641
	Global Industrial Co.	17,450	525
*	DXP Enterprises Inc.	16,282	433
			145,329
Total Common Stocks (Cost $3,904,180)			3,678,423
Temporary Cash Investments (2.2%)
Money Market Fund (2.2%)
[2,3]	Vanguard Market Liquidity Fund, 2.284% (Cost $81,373)	813,980	81,374
Total Investments (102.0%) (Cost $3,985,553)			3,759,797
Other Assets and Liabilities—Net (-2.0%)			(73,848)
Net Assets (100.0%)			3,685,949
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $78,749,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $81,372,000 was received for securities on loan, of which $81,369,000 is held in Vanguard Market Liquidity Fund and $3,000 is held in cash.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
L3Harris Technologies Inc.	8/31/23	BANA	5,477	(2.320)	74	—
1	Based on 1M USD Overnight Bank Funding Rate as of the most recent payment date. Floating interest payment received/paid monthly.
1M—1-month.
BANA—Bank of America, N.A.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund
Statement of Assets and Liabilities
As of August 31, 2022
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $3,904,180)	3,678,423
Affiliated Issuers (Cost $81,373)	81,374
Total Investments in Securities	3,759,797
Investment in Vanguard	137
Cash	70,682
Cash Collateral Pledged—Over-the-Counter Swap Contracts	30
Receivables for Investment Securities Sold	14,516
Receivables for Accrued Income	7,942
Receivables for Capital Shares Issued	94
Unrealized Appreciation—Over-the-Counter Swap Contracts	74
Total Assets	3,853,272
Liabilities
Payables for Investment Securities Purchased	85,643
Collateral for Securities on Loan	81,372
Payables for Capital Shares Redeemed	138
Payables to Vanguard	170
Total Liabilities	167,323
Net Assets	3,685,949
1 Includes $78,749 of securities on loan.
At August 31, 2022, net assets consisted of:

Paid-in Capital	4,041,524
Total Distributable Earnings (Loss)	(355,575)
Net Assets	3,685,949

ETF Shares—Net Assets
Applicable to 19,692,420 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,460,868
Net Asset Value Per Share—ETF Shares	$175.75

Admiral Shares—Net Assets
Applicable to 2,492,905 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	225,081
Net Asset Value Per Share—Admiral Shares	$90.29

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund
Statement of Operations

Year Ended August 31, 2022
($000)
Investment Income
Income
Dividends[1]	65,869
Interest[2]	14
Securities Lending—Net	338
Total Income	66,221
Expenses
The Vanguard Group—Note B
Investment Advisory Services	573
Management and Administrative— ETF Shares	3,452
Management and Administrative— Admiral Shares	237
Marketing and Distribution— ETF Shares	230
Marketing and Distribution— Admiral Shares	16
Custodian Fees	17
Auditing Fees	29
Shareholders’ Reports—ETF Shares	200
Shareholders’ Reports—Admiral Shares	8
Trustees’ Fees and Expenses	2
Other Expenses	14
Total Expenses	4,778
Net Investment Income	61,443
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	686,882
Futures Contracts	56
Swap Contracts	(34)
Realized Net Gain (Loss)	686,904
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(1,300,980)
Futures Contracts	(37)
Swap Contracts	74
Change in Unrealized Appreciation (Depreciation)	(1,300,943)
Net Increase (Decrease) in Net Assets Resulting from Operations	(552,596)
1	Dividends are net of foreign withholding taxes of $42,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $14,000, ($2,000), less than $1,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $739,323,000 of net gain (loss) resulting from in-kind redemptions.

Statement of Changes in Net Assets

	Year Ended August 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	61,443	59,796
Realized Net Gain (Loss)	686,904	354,722
Change in Unrealized Appreciation (Depreciation)	(1,300,943)	957,314
Net Increase (Decrease) in Net Assets Resulting from Operations	(552,596)	1,371,832
Distributions
ETF Shares	(60,577)	(52,853)
Admiral Shares	(3,978)	(3,611)
Total Distributions	(64,555)	(56,464)
Capital Share Transactions
ETF Shares	(1,397,561)	1,116,320
Admiral Shares	(109,475)	78,505
Net Increase (Decrease) from Capital Share Transactions	(1,507,036)	1,194,825
Total Increase (Decrease)	(2,124,187)	2,510,193
Net Assets
Beginning of Period	5,810,136	3,299,943
End of Period	3,685,949	5,810,136

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$199.27	$146.89	$142.53	$146.12	$128.70
Investment Operations
Net Investment Income[1]	2.432	2.264	2.366	2.597	2.263
Net Realized and Unrealized Gain (Loss) on Investments	(23.486)	52.318	4.554	(3.754)	17.412
Total from Investment Operations	(21.054)	54.582	6.920	(1.157)	19.675
Distributions
Dividends from Net Investment Income	(2.466)	(2.202)	(2.560)	(2.433)	(2.255)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.466)	(2.202)	(2.560)	(2.433)	(2.255)
Net Asset Value, End of Period	$175.75	$199.27	$146.89	$142.53	$146.12
Total Return	-10.62%	37.41%	4.96%	-0.73%	15.41%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,461	$5,438	$3,090	$3,457	$3,957
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.29%	1.25%	1.69%	1.87%	1.62%
Portfolio Turnover Rate[2]	4%	5%	4%	4%	4%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$102.37	$75.46	$73.22	$75.07	$66.12
Investment Operations
Net Investment Income[1]	1.240	1.162	1.221	1.340	1.154
Net Realized and Unrealized Gain (Loss) on Investments	(12.056)	26.880	2.336	(1.941)	8.955
Total from Investment Operations	(10.816)	28.042	3.557	(.601)	10.109
Distributions
Dividends from Net Investment Income	(1.264)	(1.132)	(1.317)	(1.249)	(1.159)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.264)	(1.132)	(1.317)	(1.249)	(1.159)
Net Asset Value, End of Period	$90.29	$102.37	$75.46	$73.22	$75.07
Total Return[2]	-10.62%	37.43%	4.98%	-0.75%	15.41%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$225	$372	$210	$202	$213
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.27%	1.25%	1.71%	1.87%	1.62%
Portfolio Turnover Rate[3]	4%	5%	4%	4%	4%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund
Notes to Financial Statements
Vanguard Industrials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2022, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2022.
3.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its

Industrials Index Fund
counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2022, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either

Industrials Index Fund
facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread.  However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2022, the fund had contributed to Vanguard capital in the amount of $137,000, representing less than 0.01% of the fund’s net assets and 0.05% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Industrials Index Fund
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	3,678,423	—	—	3,678,423
Temporary Cash Investments	81,374	—	—	81,374
Total	3,759,797	—	—	3,759,797
Derivative Financial Instruments
Assets
Swap Contracts	—	74	—	74
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	738,666
Total Distributable Earnings (Loss)	(738,666)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	14,028
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(133,026)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(236,577)
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	64,555	56,464
Long-Term Capital Gains	—	—
Total	64,555	56,464
*	Includes short-term capital gains, if any.
As of August 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	3,996,374
Gross Unrealized Appreciation	432,674
Gross Unrealized Depreciation	(669,251)
Net Unrealized Appreciation (Depreciation)	(236,577)

Industrials Index Fund
E.	During the year ended August 31, 2022, the fund purchased $1,018,004,000 of investment securities and sold $2,525,834,000 of investment securities, other than temporary cash investments. Purchases and sales include $808,701,000 and $2,252,656,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2022, such purchases were $8,577,000 and sales were $7,472,000, resulting in net realized loss of $912,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	858,213	4,528	2,002,840	10,975
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(2,255,774)	(12,125)	(886,520)	(4,725)
Net Increase (Decrease)—ETF Shares	(1,397,561)	(7,597)	1,116,320	6,250
Admiral Shares
Issued	89,996	911	203,805	2,209
Issued in Lieu of Cash Distributions	3,384	35	3,138	36
Redeemed	(202,855)	(2,091)	(128,438)	(1,384)
Net Increase (Decrease)—Admiral Shares	(109,475)	(1,145)	78,505	861
At August 31, 2022, one shareholder was a record or beneficial owner of 30% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2022, that would require recognition or disclosure in these financial statements.

Information Technology Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2012, Through August 31, 2022
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Information Technology Index Fund ETF Shares Net Asset Value	-17.50%	19.43%	18.39%	$54,095
Information Technology Index Fund ETF Shares Market Price	-17.51	19.42	18.38	54,060
Information Technology Spliced Index	-17.38	19.58	18.53	54,729
MSCI US Investable Market 2500 Index	-13.30	11.39	12.83	33,443

	One Year	Five Years	Ten Years	Final Value of a $100,000 Investment
Information Technology Index Fund Admiral Shares	-17.50%	19.44%	18.40%	$541,534
Information Technology Spliced Index	-17.38	19.58	18.53	547,290
MSCI US Investable Market 2500 Index	-13.30	11.39	12.83	334,426
Information Technology Spliced Index: MSCI US IMI/Information Technology 25/50 through May 2, 2018; MSCI US IMI/ Information Technology 25/50 Transition Index through December 2, 2018; MSCI US IMI/ Information Technology 25/50 thereafter.
Cumulative Returns of ETF Shares: August 31, 2012, Through August 31, 2022
	One Year	Five Years	Ten Years
Information Technology Index Fund ETF Shares Market Price	-17.51%	142.90%	440.60%
Information Technology Index Fund ETF Shares Net Asset Value	-17.50	142.98	440.95
Information Technology Spliced Index	-17.38	144.48	447.29
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

Information Technology Index Fund
Fund Allocation
As of August 31, 2022
Communications Equipment	3.1%
Electronic Equipment, Instruments & Components	3.5
IT Services	16.9
Semiconductors & Semiconductor Equipment	18.5
Software	34.2
Technology Hardware, Storage & Peripherals	23.8
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Information Technology Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.8%)
Communications Equipment (3.1%)
	Cisco Systems Inc.	19,938,631	891,656
	Motorola Solutions Inc.	815,363	198,468
*	Arista Networks Inc.	1,207,827	144,794
*	F5 Inc.	308,607	48,470
	Juniper Networks Inc.	1,656,709	47,084
*	Ciena Corp.	786,622	39,913
*	Lumentum Holdings Inc.	365,256	30,517
*	Calix Inc.	333,612	19,633
*	Viavi Solutions Inc.	1,295,166	18,236
*	CommScope Holding Co. Inc.	1,288,310	14,558
*	NetScout Systems Inc.	450,264	14,291
*	ViaSat Inc.	352,578	13,391
*	Extreme Networks Inc.	856,581	12,275
	Adtran Holdings Inc.	477,265	11,092
*	Harmonic Inc.	780,024	8,783
*	Digi International Inc.	259,934	8,606
*	Infinera Corp.	1,493,575	8,185
*	NETGEAR Inc.	262,955	6,203
*	Ribbon Communications Inc.	1,255,034	4,405
*	Casa Systems Inc.	813,254	3,155
			1,543,715
Electronic Equipment, Instruments & Components (3.5%)
	Amphenol Corp. Class A	2,905,678	213,655
	TE Connectivity Ltd.	1,569,587	198,098
*	Keysight Technologies Inc.	891,252	146,067
	Corning Inc.	3,938,034	135,153
	CDW Corp.	665,207	113,551
*	Teledyne Technologies Inc.	232,753	85,737
*	Zebra Technologies Corp. Class A	261,630	78,918
*	Trimble Inc.	1,245,555	78,781
*	Flex Ltd.	2,366,249	42,143
	Jabil Inc.	693,756	41,833
	Cognex Corp.	902,315	37,996
*	Arrow Electronics Inc.	349,656	36,647
*	II-VI Inc.	675,572	31,907
	Littelfuse Inc.	131,503	31,195
	National Instruments Corp.	703,738	27,981
*	Novanta Inc.	192,032	25,673
*	Rogers Corp.	102,088	25,575
	Avnet Inc.	538,797	23,648
	TD SYNNEX Corp.	237,716	22,887
*	Fabrinet	204,313	21,012
	Vontier Corp.	906,050	19,861
	Advanced Energy Industries Inc.	213,408	19,162
*	IPG Photonics Corp.	205,988	18,660
*	Insight Enterprises Inc.	201,144	18,328
*	Sanmina Corp.	353,812	17,167
	Belden Inc.	257,655	16,871
	Badger Meter Inc.	171,633	16,252
*	Plexus Corp.	166,057	15,565
		Shares	Market Value• ($000)
	Vishay Intertechnology Inc.	781,049	15,363
*	Itron Inc.	279,102	13,280
*	TTM Technologies Inc.	651,401	10,247
	Methode Electronics Inc.	251,101	10,160
	CTS Corp.	226,604	9,590
*	Knowles Corp.	631,689	9,570
*	OSI Systems Inc.	110,968	9,246
*	ePlus Inc.	187,778	8,848
*	Mirion Technologies Inc.	1,048,597	7,938
*	Napco Security Technologies Inc.	265,691	7,880
	Benchmark Electronics Inc.	280,148	7,690
*	PAR Technology Corp.	212,509	7,480
*,1	MicroVision Inc.	1,437,709	6,959
*,1	Lightwave Logic Inc.	845,666	6,740
*	ScanSource Inc.	212,514	6,157
*	FARO Technologies Inc.	174,075	5,840
*	nLight Inc.	467,088	5,834
	PC Connection Inc.	116,927	5,809
*	Arlo Technologies Inc.	892,476	5,435
*	908 Devices Inc.	254,097	5,120
*	Aeva Technologies Inc.	1,530,865	4,715
*	SmartRent Inc.	1,283,616	4,146
*,1	Focus Universal Inc.	335,485	3,606
*	AEye Inc.	1,962,446	3,022
*	Ouster Inc.	1,333,433	2,000
			1,742,998
IT Services (16.9%)
	Visa Inc. Class A	7,435,651	1,477,538
	Mastercard Inc. Class A	4,176,777	1,354,821
	Accenture plc Class A	3,049,918	879,779
	International Business Machines Corp.	4,339,491	557,408
*	PayPal Holdings Inc.	5,312,575	496,407
	Automatic Data Processing Inc.	2,028,081	495,683
*	Fiserv Inc.	2,975,930	301,134
	Fidelity National Information Services Inc.	2,962,810	270,712
*	Snowflake Inc. Class A	1,089,127	197,078
	Paychex Inc.	1,582,153	195,143
*	Block Inc. (XNYS)	2,532,345	174,504
	Global Payments Inc.	1,374,947	170,810
	Cognizant Technology Solutions Corp. Class A	2,547,248	160,910
*	EPAM Systems Inc.	281,414	120,023
*	Gartner Inc.	396,764	113,205
*	MongoDB Inc. Class A	336,010	108,484
	Broadridge Financial Solutions Inc.	580,529	99,369
*	VeriSign Inc.	488,816	89,072
*	Cloudflare Inc. Class A	1,260,940	78,897
*	FleetCor Technologies Inc.	369,126	78,450
*	Akamai Technologies Inc.	801,855	72,391
		Shares	Market Value• ($000)
	Jack Henry & Associates Inc.	365,127	70,177
*	Okta Inc.	756,276	69,124
	SS&C Technologies Holdings Inc.	1,152,128	64,243
*	GoDaddy Inc. Class A	815,167	61,806
*	Twilio Inc. Class A	866,292	60,277
*	WEX Inc.	234,837	36,224
*	DXC Technology Co.	1,228,662	30,446
	Western Union Co.	2,044,591	30,301
	Concentrix Corp.	237,523	29,876
*	ExlService Holdings Inc.	177,513	29,771
	Switch Inc. Class A	742,475	25,207
*	Euronet Worldwide Inc.	274,032	24,296
*,1	Affirm Holdings Inc.	1,025,047	24,017
*	Toast Inc. Class A	1,123,684	21,271
	Maximus Inc.	344,357	20,865
*	Marqeta Inc. Class A	2,182,622	17,003
*	Perficient Inc.	203,914	15,926
*	Shift4 Payments Inc. Class A	313,912	14,217
*	Sabre Corp.	1,917,726	13,788
*	Verra Mobility Corp. Class A	864,520	13,780
	EVERTEC Inc.	383,390	12,882
*	DigitalOcean Holdings Inc.	293,196	12,341
	CSG Systems International Inc.	208,595	12,067
*	Kyndryl Holdings Inc.	1,143,680	11,917
*	Evo Payments Inc. Class A	323,710	10,786
*	Payoneer Global Inc.	1,486,561	9,841
*	Fastly Inc. Class A	827,463	7,737
	TTEC Holdings Inc.	146,250	7,656
*	Remitly Global Inc.	688,761	7,576
*	BigCommerce Holdings Inc. Series 1	450,763	7,514
*	Grid Dynamics Holdings Inc.	363,248	7,341
*	Flywire Corp.	267,884	6,660
*	Repay Holdings Corp. Class A	716,801	6,659
*	Squarespace Inc. Class A	303,597	6,376
*	Conduent Inc.	1,550,999	6,344
*	International Money Express Inc.	280,716	6,288
*	Unisys Corp.	636,500	5,926
*	I3 Verticals Inc. Class A	240,262	5,612
*	Paya Holdings Inc.	870,320	5,457
	Hackett Group Inc.	260,131	5,340
	Cass Information Systems Inc.	143,960	5,280
*	Tucows Inc. Class A	109,174	5,130
*	TaskUS Inc. Class A	334,138	4,972
*	AvidXchange Holdings Inc.	611,823	4,766
*	SolarWinds Corp.	509,523	4,621
*	Rackspace Technology Inc.	835,037	3,724

Information Technology Index Fund
		Shares	Market Value• ($000)
*	Paymentus Holdings Inc. Class A	294,255	3,505
			8,358,751
Semiconductors & Semiconductor Equipment (18.5%)
	NVIDIA Corp.	12,035,317	1,816,611
	Broadcom Inc.	1,960,022	978,267
	Texas Instruments Inc.	4,443,508	734,112
	QUALCOMM Inc.	5,396,588	713,807
*	Advanced Micro Devices Inc.	7,822,664	663,909
	Intel Corp.	19,713,722	629,262
	Applied Materials Inc.	4,227,103	397,644
	Analog Devices Inc.	2,513,486	380,869
	Micron Technology Inc.	5,411,375	305,905
	Lam Research Corp.	672,351	294,429
	KLA Corp.	724,705	249,393
	NXP Semiconductors NV	1,277,628	210,272
	Marvell Technology Inc.	4,138,326	193,756
*	Enphase Energy Inc.	659,166	188,811
	Microchip Technology Inc.	2,705,751	176,550
*	ON Semiconductor Corp.	2,128,826	146,399
	Monolithic Power Systems Inc.	218,828	99,168
	Skyworks Solutions Inc.	801,493	78,987
*	SolarEdge Technologies Inc.	276,330	76,259
	Entegris Inc.	744,597	70,647
*	Wolfspeed Inc.	622,066	70,586
	Teradyne Inc.	801,417	67,832
*	First Solar Inc.	487,698	62,206
*	Qorvo Inc.	539,259	48,415
*	Lattice Semiconductor Corp.	712,091	38,382
	MKS Instruments Inc.	315,908	31,468
	Universal Display Corp.	241,358	26,967
*	Silicon Laboratories Inc.	198,399	24,865
*	Synaptics Inc.	213,373	24,668
*	Cirrus Logic Inc.	305,784	23,451
	Power Integrations Inc.	319,452	22,850
*	Onto Innovation Inc.	277,516	19,701
*	Diodes Inc.	256,765	18,274
*	Semtech Corp.	363,922	16,810
*	Rambus Inc.	642,240	16,563
*	MACOM Technology Solutions Holdings Inc. Class H	287,040	15,830
*	MaxLinear Inc.	433,732	15,584
	Kulicke & Soffa Industries Inc.	350,179	14,722
*	Ambarella Inc.	210,186	14,267
*	FormFactor Inc.	468,024	13,704
	Amkor Technology Inc.	672,496	13,537
*	Axcelis Technologies Inc.	200,959	13,452
*	Impinj Inc.	137,134	12,243
*	Sitime Corp.	101,542	10,805
*	Allegro MicroSystems Inc.	444,135	10,357
*	Cohu Inc.	341,802	9,171
*	Ultra Clean Holdings Inc.	312,610	9,150
*	Veeco Instruments Inc.	385,821	8,156
*	Photronics Inc.	429,752	7,220
*	Alpha & Omega Semiconductor Ltd.	185,786	7,182
*	SMART Global Holdings Inc.	382,526	7,019
		Shares	Market Value• ($000)
*	Ichor Holdings Ltd.	227,988	7,004
*	PDF Solutions Inc.	258,501	6,819
*	ACM Research Inc. Class A	397,911	6,721
*,1	indie Semiconductor Inc. Class A	751,542	6,396
*	CEVA Inc.	209,180	6,123
*	Magnachip Semiconductor Corp.	467,916	5,475
*,1	Navitas Semiconductor Corp.	710,204	4,197
			9,143,229
Software (34.1%)
	Microsoft Corp.	34,110,727	8,918,932
*	Adobe Inc.	2,275,113	849,618
*	Salesforce Inc.	4,787,341	747,400
	Oracle Corp.	7,723,334	572,685
	Intuit Inc.	1,292,889	558,244
*	ServiceNow Inc.	968,698	421,016
*	Palo Alto Networks Inc.	484,330	269,680
*	Synopsys Inc.	742,844	257,039
*	Cadence Design Systems Inc.	1,340,226	232,891
*	Autodesk Inc.	1,058,141	213,469
	Roper Technologies Inc.	515,590	207,566
*	Crowdstrike Holdings Inc. Class A	989,338	180,663
*	Fortinet Inc.	3,335,784	162,419
*	Workday Inc. Class A	973,832	160,254
*	Trade Desk Inc. Class A	2,169,754	136,044
*	Datadog Inc. Class A	1,184,801	124,345
	VMware Inc. Class A	1,037,154	120,341
*	ANSYS Inc.	429,102	106,546
*	Zoom Video Communications Inc. Class A	1,118,930	89,962
*	Paycom Software Inc.	254,167	89,263
*	Tyler Technologies Inc.	206,983	76,896
*	HubSpot Inc.	226,767	76,430
*	Bill.com Holdings Inc.	468,468	75,836
*	Splunk Inc.	801,093	72,122
*	Zscaler Inc.	425,242	67,716
	NortonLifeLock Inc.	2,917,869	65,915
	Citrix Systems Inc.	638,186	65,586
*	PTC Inc.	559,723	64,307
*	Palantir Technologies Inc. Class A	8,312,065	64,169
*	Fair Isaac Corp.	130,894	58,824
*	DocuSign Inc. Class A	1,007,246	58,642
*	Black Knight Inc.	795,419	52,625
*	Zendesk Inc.	629,320	48,313
*	Paylocity Holding Corp.	197,407	47,575
*	Manhattan Associates Inc.	324,075	45,779
*,1	Unity Software Inc.	989,586	42,275
*	Ceridian HCM Holding Inc.	707,969	42,223
*	Avalara Inc.	456,014	41,766
*	Dynatrace Inc.	1,043,228	39,830
	Bentley Systems Inc. Class B	1,007,928	37,062
*	Five9 Inc.	362,647	35,579
*	Elastic NV	398,301	33,421
*	Dropbox Inc. Class A	1,540,731	32,956
*	Aspen Technology Inc.	143,702	30,264
*	Guidewire Software Inc.	421,860	30,252
*	Mandiant Inc.	1,269,865	29,029
*	Qualys Inc.	188,268	28,598
		Shares	Market Value• ($000)
	Dolby Laboratories Inc. Class A	351,370	25,734
*	SentinelOne Inc. Class A	922,949	25,206
*	SPS Commerce Inc.	197,536	24,123
*	Tenable Holdings Inc.	606,960	24,042
*	Coupa Software Inc.	406,802	23,757
*	NCR Corp.	751,826	23,344
*	Smartsheet Inc. Class A	677,478	22,540
*	Blackline Inc.	314,596	21,374
*	Nutanix Inc. Class A	1,232,611	21,324
*	Alteryx Inc. Class A	340,627	21,228
*	New Relic Inc.	338,832	20,571
*	Box Inc. Class A	792,245	20,400
*	RingCentral Inc. Class A	456,510	19,648
*	Teradata Corp.	592,014	19,477
*	Rapid7 Inc.	330,042	18,977
*	Verint Systems Inc.	373,151	18,094
*	Alarm.com Holdings Inc.	271,484	18,081
*	Workiva Inc. Class A	264,203	17,937
*	Varonis Systems Inc. Class B	633,705	17,332
*	AppLovin Corp. Class A	691,828	17,040
*	Confluent Inc. Class A	622,663	17,036
*	Sprout Social Inc. Class A	275,035	16,513
*	Altair Engineering Inc. Class A	307,261	15,981
*	ACI Worldwide Inc.	648,627	15,372
*	Envestnet Inc.	279,669	14,646
*	Gitlab Inc. Class A	244,120	14,615
*	Blackbaud Inc.	271,908	14,221
*	UiPath Inc. Class A	840,962	13,834
*	Q2 Holdings Inc.	347,460	13,801
*	CommVault Systems Inc.	246,235	13,368
	Progress Software Corp.	272,313	13,106
*	PagerDuty Inc.	501,393	13,056
*,1	MicroStrategy Inc. Class A	55,936	12,953
*	Ping Identity Holding Corp.	460,132	12,948
*	Appfolio Inc. Class A	120,942	12,261
*	nCino Inc.	358,758	11,315
*	Everbridge Inc.	281,509	11,198
	Xperi Holding Corp.	691,153	10,996
*	Appian Corp. Class A	232,132	10,887
*	Digital Turbine Inc.	589,441	10,887
	InterDigital Inc.	205,568	10,311
	Pegasystems Inc.	277,104	10,145
*	Procore Technologies Inc.	183,701	10,030
*	KnowBe4 Inc. Class A	503,562	9,678
*	C3.ai Inc. Class A	529,538	9,532
*	LiveRamp Holdings Inc.	472,695	9,383
*	Freshworks Inc. Class A	677,639	9,223
*	Agilysys Inc.	172,877	8,950
*,1	HashiCorp Inc. Class A	253,078	8,946
*	E2open Parent Holdings Inc.	1,287,651	8,846
*,1	Marathon Digital Holdings Inc.	723,947	8,579
*	Asana Inc. Class A	444,758	8,517
*,1	Samsara Inc. Class A	545,562	8,113
*	DoubleVerify Holdings Inc.	313,699	8,109
*	Braze Inc. Class A	195,921	8,068
*	Paycor HCM Inc.	269,698	7,991
*	JFrog Ltd.	373,410	7,898
*	Model N Inc.	262,268	7,842

Information Technology Index Fund
		Shares	Market Value• ($000)
*	Qualtrics International Inc. Class A	631,173	7,732
*,1	Matterport Inc.	1,662,342	7,663
*,1	Riot Blockchain Inc.	1,044,626	7,490
*	Duck Creek Technologies Inc.	621,393	7,395
*	Momentive Global Inc.	1,038,713	7,365
*	Consensus Cloud Solutions Inc.	145,725	7,337
*	Jamf Holding Corp.	297,257	7,119
*	Zuora Inc. Class A	926,322	7,114
*	Sumo Logic Inc.	805,379	7,071
	A10 Networks Inc.	508,371	7,066
*	Zeta Global Holdings Corp. Class A	1,006,461	7,045
*	LivePerson Inc.	599,178	6,950
*	Informatica Inc. Class A	310,889	6,861
*	Cerence Inc.	342,450	6,852
*	PROS Holdings Inc.	327,575	6,830
	Ebix Inc.	249,284	6,486
*	Amplitude Inc. Class A	426,470	6,461
*	Olo Inc. Class A	810,818	6,333
*	Sprinklr Inc. Class A	532,265	6,313
*	Clear Secure Inc. Class A	265,308	6,086
*	8x8 Inc.	1,132,639	5,901
*	Vertex Inc. Class A	431,061	5,897
*	BTRS Holdings Inc. Class A	831,197	5,619
	American Software Inc. Class A	320,481	5,426
*	N-Able Inc.	529,954	5,278
*	SEMrush Holdings Inc. Class A	428,623	5,259
*	Yext Inc.	1,180,309	5,252
*	Mitek Systems Inc.	509,760	5,210
*	Clearwater Analytics Holdings Inc. Class A	336,519	5,182
		Shares	Market Value• ($000)
*	ChannelAdvisor Corp.	334,039	5,041
*	Domo Inc. Class B	256,989	4,950
*	AvePoint Inc.	1,025,508	4,799
*	OneSpan Inc.	415,581	4,783
*	MeridianLink Inc.	271,731	4,720
*,1	Digimarc Corp.	257,994	4,597
*	Telos Corp.	458,384	4,538
*,1	Veritone Inc.	611,334	4,493
*	Upland Software Inc.	428,994	4,492
*	Couchbase Inc.	266,099	4,415
*	Alkami Technology Inc.	298,041	4,322
*	Rimini Street Inc.	829,482	4,181
*	ON24 Inc.	449,732	4,030
*	Expensify Inc. Class A	216,323	3,922
*	CS Disco Inc.	280,532	3,871
*	Enfusion Inc. Class A	298,861	3,703
*	Intapp Inc.	238,498	3,456
*	WM Technology Inc.	1,318,956	3,456
*,1	Avaya Holdings Corp.	1,647,487	2,620
*	SecureWorks Corp. Class A	213,940	2,225
*	Latch Inc.	1,946,106	2,082
*	Cipher Mining Inc.	950,127	1,910
*	Embark Technology Inc.	158,751	1,445
*	Terawulf Inc.	401,475	598
			16,908,993
Technology Hardware, Storage & Peripherals (23.7%)
	Apple Inc.	70,850,953	11,139,187
	HP Inc.	5,147,590	147,787
	Hewlett Packard Enterprise Co.	6,451,994	87,747
	NetApp Inc.	1,110,477	80,099
	Seagate Technology Holdings plc	1,018,968	68,230
*	Western Digital Corp.	1,569,148	66,312
	Dell Technologies Inc. Class C	1,387,757	53,137
		Shares	Market Value• ($000)
*	Pure Storage Inc. Class A	1,463,745	42,405
*	Super Micro Computer Inc.	269,363	17,530
	Xerox Holdings Corp.	727,127	12,085
*	3D Systems Corp.	909,349	9,212
*	Avid Technology Inc.	290,321	7,940
*	Corsair Gaming Inc.	381,331	5,869
*,1	IonQ Inc.	951,779	5,653
			11,743,193
Total Common Stocks (Cost $38,629,891)			49,440,879
Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
[2,3]	Vanguard Market Liquidity Fund, 2.284% (Cost $119,619)	1,196,799	119,644
Total Investments (100.0%) (Cost $38,749,510)			49,560,523
Other Assets and Liabilities—Net (0.0%)			(8,169)
Net Assets (100.0%)			49,552,354
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $44,543,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $46,909,000 was received for securities on loan, of which $46,882,000 is held in Vanguard Market Liquidity Fund and $27,000 is held in cash.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini NASDAQ 100 Index	September 2022	43	10,565	(1,110)

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Visa Inc. Class A	8/31/23	BANA	99,355	(2.220)	—	—
1	Based on 1M USD Overnight Bank Funding Rate as of the most recent payment date. Floating interest payment received/paid monthly.
1M—1-month.
BANA—Bank of America, N.A.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund
Statement of Assets and Liabilities
As of August 31, 2022
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $38,629,891)	49,440,879
Affiliated Issuers (Cost $119,619)	119,644
Total Investments in Securities	49,560,523
Investment in Vanguard	1,886
Cash	27
Cash Collateral Pledged—Futures Contracts	650
Cash Collateral Pledged—Over-the-Counter Swap Contracts	5,370
Receivables for Investment Securities Sold	850,023
Receivables for Accrued Income	51,528
Receivables for Capital Shares Issued	3,093
Unrealized Appreciation—Over-the-Counter Swap Contracts	—
Total Assets	50,473,100
Liabilities
Due to Custodian	1,023
Payables for Investment Securities Purchased	854,592
Collateral for Securities on Loan	46,909
Payables for Capital Shares Redeemed	15,826
Payables to Vanguard	2,333
Variation Margin Payable—Futures Contracts	63
Total Liabilities	920,746
Net Assets	49,552,354
1 Includes $44,543 of securities on loan.
At August 31, 2022, net assets consisted of:

Paid-in Capital	39,758,044
Total Distributable Earnings (Loss)	9,794,310
Net Assets	49,552,354

ETF Shares—Net Assets
Applicable to 124,725,621 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	43,558,077
Net Asset Value Per Share—ETF Shares	$349.23

Admiral Shares—Net Assets
Applicable to 33,520,777 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,994,277
Net Asset Value Per Share—Admiral Shares	$178.82

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund
Statement of Operations

Year Ended August 31, 2022
($000)
Investment Income
Income
Dividends[1]	472,905
Interest[2]	827
Securities Lending—Net	1,621
Total Income	475,353
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,712
Management and Administrative— ETF Shares	44,383
Management and Administrative— Admiral Shares	6,235
Marketing and Distribution— ETF Shares	1,901
Marketing and Distribution— Admiral Shares	374
Custodian Fees	116
Auditing Fees	29
Shareholders’ Reports—ETF Shares	784
Shareholders’ Reports—Admiral Shares	49
Trustees’ Fees and Expenses	22
Other Expenses	8
Total Expenses	55,613
Expenses Paid Indirectly	(3)
Net Expenses	55,610
Net Investment Income	419,743
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	6,488,545
Futures Contracts	2,552
Swap Contracts	(14,753)
Realized Net Gain (Loss)	6,476,344
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(17,432,349)
Futures Contracts	(3,906)
Swap Contracts	(160)
Change in Unrealized Appreciation (Depreciation)	(17,436,415)
Net Increase (Decrease) in Net Assets Resulting from Operations	(10,540,328)
1	Dividends are net of foreign withholding taxes of $527,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $817,000, ($34,000), $2,000, and ($19,000), respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $7,263,796,000 of net gain (loss) resulting from in-kind redemptions.

Statement of Changes in Net Assets

	Year Ended August 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	419,743	352,311
Realized Net Gain (Loss)	6,476,344	3,384,056
Change in Unrealized Appreciation (Depreciation)	(17,436,415)	9,675,338
Net Increase (Decrease) in Net Assets Resulting from Operations	(10,540,328)	13,411,705
Distributions
ETF Shares	(362,859)	(306,828)
Admiral Shares	(51,539)	(42,093)
Total Distributions	(414,398)	(348,921)
Capital Share Transactions
ETF Shares	1,913,376	1,067,107
Admiral Shares	54,602	549,053
Net Increase (Decrease) from Capital Share Transactions	1,967,978	1,616,160
Total Increase (Decrease)	(8,986,748)	14,678,944
Net Assets
Beginning of Period	58,539,102	43,860,158
End of Period	49,552,354	58,539,102

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$426.48	$328.54	$213.66	$202.82	$151.19
Investment Operations
Net Investment Income[1]	3.003	2.634	2.926	2.572	1.921
Net Realized and Unrealized Gain (Loss) on Investments	(77.272)	97.919	114.955	10.792	51.430
Total from Investment Operations	(74.269)	100.553	117.881	13.364	53.351
Distributions
Dividends from Net Investment Income	(2.981)	(2.613)	(3.001)	(2.524)	(1.721)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.981)	(2.613)	(3.001)	(2.524)	(1.721)
Net Asset Value, End of Period	$349.23	$426.48	$328.54	$213.66	$202.82
Total Return	-17.50%	30.80%	55.72%	6.70%	35.52%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$43,558	$51,238	$38,711	$20,738	$22,595
Ratio of Total Expenses to Average Net Assets	0.10%[2]	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	0.76%	0.73%	1.17%	1.32%	1.10%
Portfolio Turnover Rate[3]	6%	4%	5%	5%	7%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$218.38	$168.23	$109.40	$103.86	$77.42
Investment Operations
Net Investment Income[1]	1.538	1.353	1.504	1.326	1.001
Net Realized and Unrealized Gain (Loss) on Investments	(39.572)	50.136	58.864	5.509	26.324
Total from Investment Operations	(38.034)	51.489	60.368	6.835	27.325
Distributions
Dividends from Net Investment Income	(1.526)	(1.339)	(1.538)	(1.295)	(.885)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.526)	(1.339)	(1.538)	(1.295)	(.885)
Net Asset Value, End of Period	$178.82	$218.38	$168.23	$109.40	$103.86
Total Return[2]	-17.50%	30.81%	55.78%	6.70%	35.54%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,994	$7,301	$5,149	$2,470	$2,033
Ratio of Total Expenses to Average Net Assets	0.10%[3]	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	0.75%	0.73%	1.17%	1.32%	1.10%
Portfolio Turnover Rate[4]	6%	4%	5%	5%	7%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund
Notes to Financial Statements
Vanguard Information Technology Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2022, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their

Information Technology Index Fund
financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2022, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management

Information Technology Index Fund
and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread.  However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2022, the fund had contributed to Vanguard capital in the amount of $1,886,000, representing less than 0.01% of the fund’s net assets and 0.75% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2022, custodian fee offset arrangements reduced the fund’s expenses by $3,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Information Technology Index Fund
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	49,440,879	—	—	49,440,879
Temporary Cash Investments	119,644	—	—	119,644
Total	49,560,523	—	—	49,560,523
Derivative Financial Instruments
Assets
Swap Contracts	—	—	—	—
Liabilities
Futures Contracts[1]	1,110	—	—	1,110
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	7,263,780
Total Distributable Earnings (Loss)	(7,263,780)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	97,123
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(1,041,103)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	10,738,290
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	414,398	348,921
Long-Term Capital Gains	—	—
Total	414,398	348,921
*	Includes short-term capital gains, if any.
As of August 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	38,822,233
Gross Unrealized Appreciation	14,750,236
Gross Unrealized Depreciation	(4,011,946)
Net Unrealized Appreciation (Depreciation)	10,738,290

Information Technology Index Fund
F.	During the year ended August 31, 2022, the fund purchased $16,542,818,000 of investment securities and sold $14,528,323,000 of investment securities, other than temporary cash investments. Purchases and sales include $12,531,486,000 and $11,044,782,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2022, such purchases were $14,193,000 and sales were $20,226,000, resulting in net realized loss of $4,133,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	12,984,660	32,734	6,291,821	16,864
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(11,071,284)	(28,150)	(5,224,714)	(14,550)
Net Increase (Decrease)—ETF Shares	1,913,376	4,584	1,067,107	2,314
Admiral Shares
Issued	1,802,529	8,692	2,226,601	12,124
Issued in Lieu of Cash Distributions	46,814	229	38,227	218
Redeemed	(1,794,741)	(8,834)	(1,715,775)	(9,519)
Net Increase (Decrease)—Admiral Shares	54,602	87	549,053	2,823
H.	Management has determined that no events or transactions occurred subsequent to August 31, 2022, that would require recognition or disclosure in these financial statements.

Materials Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2012, Through August 31, 2022
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Materials Index Fund ETF Shares Net Asset Value	-9.55%	7.95%	9.75%	$25,358
Materials Index Fund ETF Shares Market Price	-9.54	7.96	9.75	25,347
MSCI US Investable Market Materials 25/50 Index	-9.47	8.03	9.85	25,580
MSCI US Investable Market 2500 Index	-13.30	11.39	12.83	33,443

	One Year	Five Years	Ten Years	Final Value of a $100,000 Investment
Materials Index Fund Admiral Shares	-9.56%	7.95%	9.76%	$253,766
MSCI US Investable Market Materials 25/50 Index	-9.47	8.03	9.85	255,798
MSCI US Investable Market 2500 Index	-13.30	11.39	12.83	334,426
Cumulative Returns of ETF Shares: August 31, 2012, Through August 31, 2022
	One Year	Five Years	Ten Years
Materials Index Fund ETF Shares Market Price	-9.54%	46.64%	153.47%
Materials Index Fund ETF Shares Net Asset Value	-9.55	46.57	153.58
MSCI US Investable Market Materials 25/50 Index	-9.47	47.12	155.80
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

Materials Index Fund
Fund Allocation
As of August 31, 2022
Chemicals	63.8%
Construction Materials	4.6
Containers & Packaging	13.0
Metals & Mining	18.0
Paper & Forest Products	0.6
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Materials Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.8%)
Chemicals (63.7%)
	Linde plc	1,750,623	495,181
	Sherwin-Williams Co.	860,554	199,735
	Air Products and Chemicals Inc.	772,290	194,965
	Corteva Inc.	2,520,283	154,821
	Ecolab Inc.	895,269	146,672
	Dow Inc.	2,535,676	129,320
	Albemarle Corp.	407,842	109,285
	PPG Industries Inc.	822,398	104,428
	DuPont de Nemours Inc.	1,771,183	98,549
	International Flavors & Fragrances Inc.	887,450	98,045
	LyondellBasell Industries NV Class A	912,944	75,774
	CF Industries Holdings Inc.	726,463	75,160
	Mosaic Co.	1,260,685	67,913
	FMC Corp.	438,703	47,415
	RPM International Inc.	451,145	42,029
	Celanese Corp. Class A	376,989	41,793
	Eastman Chemical Co.	448,573	40,820
	Olin Corp.	502,089	27,444
*	Axalta Coating Systems Ltd.	770,870	19,850
	Chemours Co.	541,190	18,254
	Ashland Inc.	178,974	18,212
*	Livent Corp.	563,054	18,119
	Valvoline Inc.	620,659	18,043
	Huntsman Corp.	620,735	17,393
	Element Solutions Inc.	819,178	15,294
	Balchem Corp.	111,724	14,727
	Cabot Corp.	196,458	14,139
	Avient Corp.	318,281	13,950
	Westlake Corp.	134,019	13,218
	HB Fuller Co.	184,654	11,977
	Sensient Technologies Corp.	146,290	11,655
	Scotts Miracle-Gro Co.	144,786	9,693
*	Ingevity Corp.	134,887	9,461
	Stepan Co.	77,921	8,122
	Innospec Inc.	86,371	8,072
	NewMarket Corp.	26,822	7,704
	Quaker Chemical Corp.	43,656	7,610
	Minerals Technologies Inc.	114,682	6,681
	Tronox Holdings plc Class A	406,907	5,953
*,1	Ginkgo Bioworks Holdings Inc.	2,094,022	5,633
*	GCP Applied Technologies Inc.	167,395	5,260
*,1	Perimeter Solutions SA	512,134	4,993
	Mativ Holdings Inc.	188,732	4,458
	Orion Engineered Carbons SA	211,715	3,570
	AdvanSix Inc.	97,910	3,550
	Trinseo plc	100,711	2,672
*	PureCycle Technologies Inc.	285,551	2,607
		Shares	Market Value• ($000)
	Hawkins Inc.	65,760	2,520
	Chase Corp.	28,219	2,488
*	Origin Materials Inc.	369,603	2,310
*	LSB Industries Inc.	130,756	2,063
*	Ecovyst Inc.	217,343	2,008
*,1	Amyris Inc.	612,426	1,801
*	Intrepid Potash Inc.	37,679	1,761
*	Diversey Holdings Ltd.	279,980	1,716
	Koppers Holdings Inc.	73,499	1,678
*	Aspen Aerogels Inc.	113,150	1,472
*,1	Danimer Scientific Inc.	321,280	1,430
	Kronos Worldwide Inc.	79,889	1,029
			2,472,495
Construction Materials (4.6%)
	Vulcan Materials Co.	462,874	77,064
	Martin Marietta Materials Inc.	217,241	75,537
	Eagle Materials Inc.	132,986	15,908
*	Summit Materials Inc. Class A	410,842	11,676
			180,185
Containers & Packaging (13.0%)
	Amcor plc	5,233,784	62,858
	Ball Corp.	1,113,804	62,161
	Avery Dennison Corp.	284,638	52,265
	International Paper Co.	1,226,490	51,047
	Packaging Corp. of America	326,414	44,693
	Crown Holdings Inc.	427,924	38,766
	Westrock Co.	887,060	36,006
	Sealed Air Corp.	508,436	27,359
*	Berry Global Group Inc.	453,561	24,642
	Graphic Packaging Holding Co.	1,073,095	23,898
	AptarGroup Inc.	228,231	23,464
	Sonoco Products Co.	339,293	21,382
	Silgan Holdings Inc.	308,501	14,052
*	O-I Glass Inc.	543,971	7,077
	Greif Inc. Class A	92,615	6,210
	TriMas Corp.	147,459	4,058
	Myers Industries Inc.	108,363	2,094
	Pactiv Evergreen Inc.	155,237	1,723
*	Ranpak Holdings Corp. Class A	149,193	789
			504,544
Metals & Mining (17.9%)
	Freeport-McMoRan Inc.	5,047,253	149,399
	Nucor Corp.	926,631	123,186
	Newmont Corp.	2,763,814	114,311
	Steel Dynamics Inc.	657,343	53,061
	Reliance Steel & Aluminum Co.	215,830	40,572
	Alcoa Corp.	642,032	31,768
*	Cleveland-Cliffs Inc.	1,826,536	31,544
	Royal Gold Inc.	228,431	20,993
	Commercial Metals Co.	422,915	17,132
	US Steel Corp.	695,240	15,900
*	ATI Inc.	432,082	12,932
		Shares	Market Value• ($000)
*	MP Materials Corp.	278,118	9,731
	Alpha Metallurgical Resources Inc.	61,888	9,726
*	Arconic Corp.	368,212	9,283
	Hecla Mining Co.	1,876,409	7,393
	Materion Corp.	71,392	6,162
	Warrior Met Coal Inc.	179,812	5,853
	Worthington Industries Inc.	113,421	5,783
	Carpenter Technology Corp.	168,153	5,712
	Compass Minerals International Inc.	118,882	4,813
	Kaiser Aluminum Corp.	55,580	3,988
*,1	Piedmont Lithium Inc. ADR	62,462	3,820
	Schnitzer Steel Industries Inc. Class A	90,830	3,001
*	Coeur Mining Inc.	977,770	2,699
*	TimkenSteel Corp.	138,899	2,131
	SunCoke Energy Inc.	287,745	1,896
	Ryerson Holding Corp.	60,140	1,714
*	Century Aluminum Co.	173,705	1,341
	Ramaco Resources Inc.	76,553	807
			696,651
Paper & Forest Products (0.6%)
	Louisiana-Pacific Corp.	285,888	15,503
	Sylvamo Corp.	122,863	5,460
	Mercer International Inc.	148,999	2,417
	Glatfelter Corp.	156,821	764
			24,144
Total Common Stocks (Cost $3,953,419)			3,878,019
Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
[2,3]	Vanguard Market Liquidity Fund, 2.284% (Cost $7,154)	71,566	7,154
Total Investments (100.0%) (Cost $3,960,573)			3,885,173
Other Assets and Liabilities—Net (0.0%)			(1,436)
Net Assets (100.0%)			3,883,737
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $6,624,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $7,153,000 was received for securities on loan, of which $7,152,000 is held in Vanguard Market Liquidity Fund and $1,000 is held in cash.
ADR—American Depositary Receipt.

Materials Index Fund

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
US Steel Corp.	8/31/23	BANA	4,848	(2.320)	—	—
1	Based on 1M USD Overnight Bank Funding Rate as of the most recent payment date. Floating interest payment received/paid monthly.
1M—1-month.
BANA—Bank of America, N.A.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund
Statement of Assets and Liabilities
As of August 31, 2022
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $3,953,419)	3,878,019
Affiliated Issuers (Cost $7,154)	7,154
Total Investments in Securities	3,885,173
Investment in Vanguard	145
Cash	1
Receivables for Investment Securities Sold	15,344
Receivables for Accrued Income	7,682
Receivables for Capital Shares Issued	394
Total Assets	3,908,739
Liabilities
Due to Custodian	62
Payables for Investment Securities Purchased	17,218
Collateral for Securities on Loan	7,153
Payables for Capital Shares Redeemed	391
Payables to Vanguard	178
Unrealized Depreciation—Over-the-Counter Swap Contracts	—
Total Liabilities	25,002
Net Assets	3,883,737
1 Includes $6,624 of securities on loan.
At August 31, 2022, net assets consisted of:

Paid-in Capital	4,083,953
Total Distributable Earnings (Loss)	(200,216)
Net Assets	3,883,737

ETF Shares—Net Assets
Applicable to 17,396,026 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,889,272
Net Asset Value Per Share—ETF Shares	$166.09

Admiral Shares—Net Assets
Applicable to 11,751,795 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	994,465
Net Asset Value Per Share—Admiral Shares	$84.62

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund
Statement of Operations

Year Ended August 31, 2022
($000)
Investment Income
Income
Dividends[1]	89,113
Interest[2]	13
Securities Lending—Net	149
Total Income	89,275
Expenses
The Vanguard Group—Note B
Investment Advisory Services	576
Management and Administrative— ETF Shares	2,583
Management and Administrative— Admiral Shares	857
Marketing and Distribution— ETF Shares	192
Marketing and Distribution— Admiral Shares	58
Custodian Fees	22
Auditing Fees	29
Shareholders’ Reports—ETF Shares	205
Shareholders’ Reports—Admiral Shares	19
Trustees’ Fees and Expenses	2
Professional Services	244
Other Expenses	14
Total Expenses	4,801
Net Investment Income	84,474
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	316,328
Swap Contracts	(809)
Realized Net Gain (Loss)	315,519
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(886,777)
Change in Unrealized Appreciation (Depreciation)	(886,777)
Net Increase (Decrease) in Net Assets Resulting from Operations	(486,784)
1	Dividends are net of foreign withholding taxes of $8,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $13,000, ($2,000), less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $338,436,000 of net gain (loss) resulting from in-kind redemptions.

Statement of Changes in Net Assets

	Year Ended August 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	84,474	60,940
Realized Net Gain (Loss)	315,519	107,991
Change in Unrealized Appreciation (Depreciation)	(886,777)	931,612
Net Increase (Decrease) in Net Assets Resulting from Operations	(486,784)	1,100,543
Distributions
ETF Shares	(66,907)	(42,151)
Admiral Shares	(19,170)	(12,760)
Total Distributions	(86,077)	(54,911)
Capital Share Transactions
ETF Shares	(590,097)	1,450,694
Admiral Shares	44,413	247,410
Net Increase (Decrease) from Capital Share Transactions	(545,684)	1,698,104
Total Increase (Decrease)	(1,118,545)	2,743,736
Net Assets
Beginning of Period	5,002,282	2,258,546
End of Period	3,883,737	5,002,282

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$187.02	$134.84	$122.80	$134.33	$124.29
Investment Operations
Net Investment Income[1]	3.213	2.801	2.522	2.501	2.285
Net Realized and Unrealized Gain (Loss) on Investments	(20.893)	52.014	12.053	(11.541)	9.961
Total from Investment Operations	(17.680)	54.815	14.575	(9.040)	12.246
Distributions
Dividends from Net Investment Income	(3.250)	(2.635)	(2.535)	(2.490)	(2.206)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.250)	(2.635)	(2.535)	(2.490)	(2.206)
Net Asset Value, End of Period	$166.09	$187.02	$134.84	$122.80	$134.33
Total Return	-9.55%	41.00%	12.12%	-6.73%	9.91%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,889	$3,924	$1,676	$1,921	$2,749
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.76%	1.66%	2.05%	2.04%	1.71%
Portfolio Turnover Rate[2]	4%	5%	4%	4%	5%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$95.29	$68.70	$62.57	$68.45	$63.33
Investment Operations
Net Investment Income[1]	1.652	1.424	1.294	1.282	1.159
Net Realized and Unrealized Gain (Loss) on Investments	(10.665)	26.507	6.130	(5.892)	5.084
Total from Investment Operations	(9.013)	27.931	7.424	(4.610)	6.243
Distributions
Dividends from Net Investment Income	(1.657)	(1.341)	(1.294)	(1.270)	(1.123)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.657)	(1.341)	(1.294)	(1.270)	(1.123)
Net Asset Value, End of Period	$84.62	$95.29	$68.70	$62.57	$68.45
Total Return[2]	-9.56%	41.04%	12.14%	-6.74%	9.91%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$994	$1,078	$583	$482	$452
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.78%	1.67%	2.08%	2.04%	1.71%
Portfolio Turnover Rate[3]	4%	5%	4%	4%	5%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund
Notes to Financial Statements
Vanguard Materials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2022, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

Materials Index Fund
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread.  However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Materials Index Fund
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2022, the fund had contributed to Vanguard capital in the amount of $145,000, representing less than 0.01% of the fund’s net assets and 0.06% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	3,878,019	—	—	3,878,019
Temporary Cash Investments	7,154	—	—	7,154
Total	3,885,173	—	—	3,885,173
Derivative Financial Instruments
Assets
Swap Contracts	—	—	—	—
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	338,083
Total Distributable Earnings (Loss)	(338,083)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of

Materials Index Fund
unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	12,595
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(123,718)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(89,093)
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	86,077	54,911
Long-Term Capital Gains	—	—
Total	86,077	54,911
*	Includes short-term capital gains, if any.
As of August 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	3,974,266
Gross Unrealized Appreciation	469,545
Gross Unrealized Depreciation	(558,638)
Net Unrealized Appreciation (Depreciation)	(89,093)
E.	During the year ended August 31, 2022, the fund purchased $775,252,000 of investment securities and sold $1,323,314,000 of investment securities, other than temporary cash investments. Purchases and sales include $475,580,000 and $1,112,734,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2022, such purchases were $13,598,000 and sales were $289,000, resulting in net realized loss of $97,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	524,091	2,812	1,856,866	11,008
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,114,188)	(6,400)	(406,172)	(2,450)
Net Increase (Decrease)—ETF Shares	(590,097)	(3,588)	1,450,694	8,558
Admiral Shares
Issued	305,754	3,264	454,856	5,232
Issued in Lieu of Cash Distributions	17,067	189	11,777	146
Redeemed	(278,408)	(3,013)	(219,223)	(2,551)
Net Increase (Decrease)—Admiral Shares	44,413	440	247,410	2,827
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2022, that would require recognition or disclosure in these financial statements.

Utilities Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2012, Through August 31, 2022
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Utilities Index Fund ETF Shares Net Asset Value	11.18%	9.28%	11.18%	$28,861
Utilities Index Fund ETF Shares Market Price	11.19	9.29	11.18	28,858
MSCI US Investable Market Utilities 25/50 Index	11.34	9.40	11.30	29,161
MSCI US Investable Market 2500 Index	-13.30	11.39	12.83	33,443

	One Year	Five Years	Ten Years	Final Value of a $100,000 Investment
Utilities Index Fund Admiral Shares	11.22%	9.30%	11.19%	$288,960
MSCI US Investable Market Utilities 25/50 Index	11.34	9.40	11.30	291,607
MSCI US Investable Market 2500 Index	-13.30	11.39	12.83	334,426
Cumulative Returns of ETF Shares: August 31, 2012, Through August 31, 2022
	One Year	Five Years	Ten Years
Utilities Index Fund ETF Shares Market Price	11.19%	55.93%	188.58%
Utilities Index Fund ETF Shares Net Asset Value	11.18	55.88	188.61
MSCI US Investable Market Utilities 25/50 Index	11.34	56.71	191.61
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

Utilities Index Fund
Fund Allocation
As of August 31, 2022
Electric Utilities	60.1%
Gas Utilities	4.6
Independent Power and Renewable Electricity Producers	3.8
Multi-Utilities	27.4
Water Utilities	4.1
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Utilities Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.7%)
Electric Utilities (59.9%)
	NextEra Energy Inc.	12,917,390	1,098,753
	Duke Energy Corp.	5,062,450	541,226
	Southern Co.	6,986,534	538,452
	American Electric Power Co. Inc.	3,376,782	338,354
	Exelon Corp.	6,445,273	283,012
	Xcel Energy Inc.	3,581,348	265,915
	Eversource Energy	2,267,764	203,396
	Constellation Energy Corp.	2,148,167	175,269
	Edison International	2,506,545	169,868
	Entergy Corp.	1,337,416	154,204
	FirstEnergy Corp.	3,566,476	141,054
	PPL Corp.	4,839,034	140,719
*	PG&E Corp.	8,701,354	107,288
	Evergy Inc.	1,509,007	103,412
	Alliant Energy Corp.	1,648,655	100,634
	NRG Energy Inc.	1,560,292	64,409
	Pinnacle West Capital Corp.	742,824	55,972
	OGE Energy Corp.	1,316,468	53,370
	IDACORP Inc.	332,794	36,354
	Portland General Electric Co.	586,744	30,317
	Hawaiian Electric Industries Inc.	719,628	28,152
	PNM Resources Inc.	535,667	25,407
	Avangrid Inc.	507,905	25,090
	ALLETE Inc.	374,767	22,179
	Otter Tail Corp.	246,897	18,651
	MGE Energy Inc.	237,438	18,287
			4,739,744
Gas Utilities (4.6%)
	Atmos Energy Corp.	914,061	103,636
	UGI Corp.	1,379,994	54,510
	National Fuel Gas Co.	571,146	40,705
	Southwest Gas Holdings Inc.	439,579	34,221
	New Jersey Resources Corp.	632,932	27,938
	ONE Gas Inc.	355,637	27,836
	South Jersey Industries Inc.	804,801	27,242
	Spire Inc.	342,704	23,952
	Chesapeake Utilities Corp.	116,801	14,752
	Northwest Natural Holding Co.	225,243	10,724
			365,516
Independent Power and Renewable Electricity Producers (3.8%)
	AES Corp.	4,391,900	111,774
	Vistra Corp.	2,555,707	63,254
[1]	NextEra Energy Partners LP	551,474	45,270
	Ormat Technologies Inc. (XNYS)	294,647	27,544
		Shares	Market Value• ($000)
	Clearway Energy Inc. Class C	533,324	19,786
*	Sunnova Energy International Inc.	678,420	17,110
	Clearway Energy Inc. Class A	233,923	8,066
*,1	Altus Power Inc.	302,865	3,174
			295,978
Multi-Utilities (27.3%)
	Dominion Energy Inc.	5,332,685	436,214
	Sempra Energy (XNYS)	2,066,672	340,939
	Consolidated Edison Inc.	2,329,589	227,694
	WEC Energy Group Inc.	2,074,124	213,925
	Public Service Enterprise Group Inc.	3,282,876	211,286
	DTE Energy Co.	1,273,928	166,044
	Ameren Corp.	1,597,724	147,981
	CenterPoint Energy Inc.	4,138,904	130,500
	CMS Energy Corp.	1,907,601	128,839
	NiSource Inc.	2,667,686	78,724
	Black Hills Corp.	426,476	32,190
	Avista Corp.	476,353	19,354
	NorthWestern Corp.	356,573	18,891
	Unitil Corp.	105,164	5,478
			2,158,059
Water Utilities (4.1%)
	American Water Works Co. Inc.	1,195,239	177,433
	Essential Utilities Inc.	1,637,273	80,472
	California Water Service Group	354,097	20,725
	American States Water Co.	242,623	20,131
	Middlesex Water Co.	115,133	10,220
	SJW Group	158,880	10,216
	York Water Co.	93,760	4,123
			323,320
Total Common Stocks (Cost $6,848,577)			7,882,617
		Shares	Market Value• ($000)
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[2,3]	Vanguard Market Liquidity Fund, 2.284% (Cost $1,405)	14,050	1,404
Total Investments (99.7%) (Cost $6,849,982)			7,884,021
Other Assets and Liabilities—Net (0.3%)			23,173
Net Assets (100.0%)			7,907,194
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,324,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $1,388,000 was received for securities on loan.

Utilities Index Fund

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Ameren Corp.	1/31/23	GSI	9,599	(2.320)	—	(347)
PG&E Corp.	8/31/23	BANA	13,563	(0.023)	—	—
					—	(347)
1	Based on 1M USD Overnight Bank Funding Rate as of the most recent payment date. Floating interest payment received/paid monthly.
1M—1-month.
BANA—Bank of America, N.A.
GSI—Goldman Sachs International.
At August 31, 2022, the counterparties had deposited in segregated accounts securities with a value of $1,850,000 in connection with open over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund
Statement of Assets and Liabilities
As of August 31, 2022
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $6,848,577)	7,882,617
Affiliated Issuers (Cost $1,405)	1,404
Total Investments in Securities	7,884,021
Investment in Vanguard	280
Receivables for Investment Securities Sold	20,557
Receivables for Accrued Income	32,504
Receivables for Capital Shares Issued	1,096
Total Assets	7,938,458
Liabilities
Due to Custodian	10,080
Payables for Investment Securities Purchased	18,730
Collateral for Securities on Loan	1,388
Payables for Capital Shares Redeemed	363
Payables to Vanguard	356
Unrealized Depreciation—Over-the-Counter Swap Contracts	347
Total Liabilities	31,264
Net Assets	7,907,194
1 Includes $1,324 of securities on loan.
At August 31, 2022, net assets consisted of:

Paid-in Capital	7,025,214
Total Distributable Earnings (Loss)	881,980
Net Assets	7,907,194

ETF Shares—Net Assets
Applicable to 37,347,600 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,030,034
Net Asset Value Per Share—ETF Shares	$161.46

Admiral Shares—Net Assets
Applicable to 23,173,716 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,877,160
Net Asset Value Per Share—Admiral Shares	$81.00

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund
Statement of Operations

Year Ended August 31, 2022
($000)
Investment Income
Income
Dividends	216,565
Interest[1]	73
Securities Lending—Net	1
Total Income	216,639
Expenses
The Vanguard Group—Note B
Investment Advisory Services	892
Management and Administrative— ETF Shares	4,424
Management and Administrative— Admiral Shares	1,363
Marketing and Distribution— ETF Shares	240
Marketing and Distribution— Admiral Shares	86
Custodian Fees	33
Auditing Fees	29
Shareholders’ Reports—ETF Shares	160
Shareholders’ Reports—Admiral Shares	26
Trustees’ Fees and Expenses	3
Other Expenses	25
Total Expenses	7,281
Net Investment Income	209,358
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	369,620
Futures Contracts	(266)
Swap Contracts	4,765
Realized Net Gain (Loss)	374,119
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	174,035
Swap Contracts	(158)
Change in Unrealized Appreciation (Depreciation)	173,877
Net Increase (Decrease) in Net Assets Resulting from Operations	757,354
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $73,000, ($1,000), less than $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $383,969,000 of net gain (loss) resulting from in-kind redemptions.

Statement of Changes in Net Assets

	Year Ended August 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	209,358	183,942
Realized Net Gain (Loss)	374,119	151,206
Change in Unrealized Appreciation (Depreciation)	173,877	723,073
Net Increase (Decrease) in Net Assets Resulting from Operations	757,354	1,058,221
Distributions
ETF Shares	(157,667)	(135,410)
Admiral Shares	(47,893)	(42,248)
Total Distributions	(205,560)	(177,658)
Capital Share Transactions
ETF Shares	486,753	438,772
Admiral Shares	161,161	92,887
Net Increase (Decrease) from Capital Share Transactions	647,914	531,659
Total Increase (Decrease)	1,199,708	1,412,222
Net Assets
Beginning of Period	6,707,486	5,295,264
End of Period	7,907,194	6,707,486

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$149.52	$129.35	$139.09	$119.32	$120.75
Investment Operations
Net Investment Income[1]	4.393	4.310	4.306	4.087	3.757
Net Realized and Unrealized Gain (Loss) on Investments	11.897	20.048	(9.802)	19.562	(1.434)
Total from Investment Operations	16.290	24.358	(5.496)	23.649	2.323
Distributions
Dividends from Net Investment Income	(4.350)	(4.188)	(4.244)	(3.879)	(3.753)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(4.350)	(4.188)	(4.244)	(3.879)	(3.753)
Net Asset Value, End of Period	$161.46	$149.52	$129.35	$139.09	$119.32
Total Return	11.18%	19.19%	-4.08%	20.17%	2.05%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,030	$5,126	$4,014	$4,107	$2,809
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.87%	3.09%	3.18%	3.22%	3.25%
Portfolio Turnover Rate[2]	3%	6%	5%	4%	4%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$75.01	$64.89	$69.78	$59.86	$60.58
Investment Operations
Net Investment Income[1]	2.212	2.166	2.163	2.038	1.883
Net Realized and Unrealized Gain (Loss) on Investments	5.961	10.055	(4.924)	9.828	(.719)
Total from Investment Operations	8.173	12.221	(2.761)	11.866	1.164
Distributions
Dividends from Net Investment Income	(2.183)	(2.101)	(2.129)	(1.946)	(1.884)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.183)	(2.101)	(2.129)	(1.946)	(1.884)
Net Asset Value, End of Period	$81.00	$75.01	$64.89	$69.78	$59.86
Total Return[2]	11.22%	19.22%	-4.05%	20.19%	2.04%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,877	$1,582	$1,281	$1,266	$868
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.88%	3.10%	3.18%	3.22%	3.25%
Portfolio Turnover Rate[3]	3%	6%	5%	4%	4%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund
Notes to Financial Statements
Vanguard Utilities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2022, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2022.
3.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its

Utilities Index Fund
counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2022, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either

Utilities Index Fund
facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread.  However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2022, the fund had contributed to Vanguard capital in the amount of $280,000, representing less than 0.01% of the fund’s net assets and 0.11% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Utilities Index Fund
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	7,882,617	—	—	7,882,617
Temporary Cash Investments	1,404	—	—	1,404
Total	7,884,021	—	—	7,884,021
Derivative Financial Instruments
Liabilities
Swap Contracts	—	347	—	347
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	383,921
Total Distributable Earnings (Loss)	(383,921)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	47,536
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(182,839)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	1,017,283
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	205,560	177,658
Long-Term Capital Gains	—	—
Total	205,560	177,658
*	Includes short-term capital gains, if any.
As of August 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	6,866,738
Gross Unrealized Appreciation	1,151,907
Gross Unrealized Depreciation	(134,624)
Net Unrealized Appreciation (Depreciation)	1,017,283
E.	During the year ended August 31, 2022, the fund purchased $2,289,778,000 of investment securities and sold $1,636,620,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,798,037,000 and $1,415,568,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.

Utilities Index Fund
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2022, such purchases were $161,000 and sales were $8,449,000, resulting in net realized gain of $99,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	1,904,515	12,392	1,157,689	8,423
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,417,762)	(9,325)	(718,917)	(5,175)
Net Increase (Decrease)—ETF Shares	486,753	3,067	438,772	3,248
Admiral Shares
Issued	493,216	6,363	472,916	6,793
Issued in Lieu of Cash Distributions	35,820	486	33,142	489
Redeemed	(367,875)	(4,761)	(413,171)	(5,940)
Net Increase (Decrease)—Admiral Shares	161,161	2,088	92,887	1,342
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2022, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Communication Services Index Fund, Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund and Vanguard Utilities Index Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Communication Services Index Fund, Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund and Vanguard Utilities Index Fund (ten of the funds constituting Vanguard World Fund, hereafter collectively referred to as the "Funds") as of August 31, 2022, the related statements of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2022 and each of the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 20, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Tax information (unaudited)
The following percentages, or if subsequently determined to be different, the maximum percentages allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction for corporate shareholders:
Fund	Percentage
Communication Services Index Fund	100.0%
Consumer Discretionary Index Fund	100.0
Consumer Staples Index Fund	100.0
Energy Index Fund	95.1
Financials Index Fund	100.0
Health Care Index Fund	100.0
Industrials Index Fund	98.5
Information Technology Index Fund	100.0
Materials Index Fund	80.2
Utilities Index Fund	100.0
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as qualified dividend income for individual shareholders for the fiscal year.
Fund	($000)
Communication Services Index Fund	37,393
Consumer Discretionary Index Fund	61,424
Consumer Staples Index Fund	164,254
Energy Index Fund	319,266
Financials Index Fund	236,654
Health Care Index Fund	249,246
Industrials Index Fund	64,555
Information Technology Index Fund	414,398
Materials Index Fund	86,077
Utilities Index Fund	205,560
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as qualified business income for individual shareholders for the fiscal year.
Fund	($000)
Communication Services Index Fund	—
Consumer Discretionary Index Fund	—
Consumer Staples Index Fund	—
Energy Index Fund	—
Financials Index Fund	3,359
Health Care Index Fund	—
Industrials Index Fund	—
Information Technology Index Fund	—
Materials Index Fund	—
Utilities Index Fund	—
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as interest earned from obligations of the U.S. government which is generally exempt from state income tax.

Fund	($000)
Communication Services Index Fund	12
Consumer Discretionary Index Fund	5
Consumer Staples Index Fund	8
Energy Index Fund	52
Financials Index Fund	8
Health Care Index Fund	8
Industrials Index Fund	5
Information Technology Index Fund	290
Materials Index Fund	4
Utilities Index Fund	26

Trustees Approve Advisory Arrangements
The board of trustees of Vanguard Communication Services Index Fund, Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund, and Vanguard Utilities Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decisions upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about each fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.
Nature, extent, and quality of services
The board reviewed the quality of each fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.
Investment performance
The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue.
Cost
The board concluded that each fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also below the peer-group average.
The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that each fund’s arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.
The board will consider whether to renew the advisory arrangements again after a one-year period.

Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard World Fund approved the appointment of liquidity risk management program administrators responsible for administering the Program for Vanguard Communication Services Index Fund, Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund,
Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund, and Vanguard Utilities Index Fund, and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2021, through December 31, 2021 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the funds' liquidity risk.

THESE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THESE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THESE FUNDS ARE REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTIONWITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard® > vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
© 2022 The Vanguard Group, Inc.
All rights reserved.
U.S. Patent Nos. 6,879,964.
Vanguard Marketing Corporation, Distributor.
Q4830 102022

Annual Report  |  August 31, 2022
Vanguard Extended Duration Treasury Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard Extended Duration Treasury Index Fund returned –30.36% for Institutional Shares, –30.33% for Institutional Plus Shares, and –30.00% for ETF Shares (based on net asset value) for the 12 months ended August 31, 2022. The fund’s benchmark index returned –29.98%.
•	The investment outlook grew more challenging during the 12-month period. Sentiment deteriorated as inflation soared to multidecade highs, fueled in part by higher energy and food prices in the wake of Russia’s invasion of Ukraine. The Federal Reserve reacted by raising interest rates, which weighed on bond prices and sparked fears of recession.
•	The yield of the 30-year U.S. Treasury bond rose from 1.93% to 3.29% as inflation picked up. Long-term corporates underperformed both short- and long-term Treasuries.
•	Because the fund invests in zero-coupon U.S. Treasuries with maturities ranging from 20 to 30 years and the prices of such securities are very sensitive to interest rate changes, its interest rate risk is extremely high. As a result, the fund may exhibit substantial short-term volatility and is best used by long-term investors.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-12.96%	12.14%	11.61%
Russell 2000 Index (Small-caps)	-17.88	8.59	6.95
Russell 3000 Index (Broad U.S. market)	-13.28	11.90	11.29
FTSE All-World ex US Index (International)	-19.00	3.48	2.12
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-11.65%	-2.01%	0.54%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-8.63	-0.83	1.28
FTSE Three-Month U.S. Treasury Bill Index	0.44	0.56	1.10
CPI
Consumer Price Index	8.26%	4.90%	3.82%
Fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares.
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended August 31, 2022
	Beginning Account Value 2/28/2022	Ending Account Value 8/31/2022	Expenses Paid During Period
Based on Actual Fund Return
Extended Duration Treasury Index Fund
ETF Shares	$1,000.00	$752.70	$0.27
Institutional Shares	1,000.00	752.70	0.27
Institutional Plus Shares	1,000.00	752.90	0.18
Based on Hypothetical 5% Yearly Return
Extended Duration Treasury Index Fund
ETF Shares	$1,000.00	$1,024.90	$0.31
Institutional Shares	1,000.00	1,024.90	0.31
Institutional Plus Shares	1,000.00	1,025.00	0.20
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratios for that period are 0.06% for ETF Shares, 0.06% for Institutional Shares, and 0.04% for Institutional Plus Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

Extended Duration Treasury Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2012, Through August 31, 2022
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Extended Duration Treasury Index Fund ETF Shares Net Asset Value	-30.00%	-1.17%	1.08%	$11,135
Extended Duration Treasury Index Fund ETF Shares Market Price	-29.85	-1.21	1.08	11,139
Bloomberg U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index	-29.98	-1.15	1.14	11,205

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Extended Duration Treasury Index Fund Institutional Shares	-30.36%	-1.27%	1.04%	$5,547,571
Bloomberg U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index	-29.98	-1.15	1.14	5,602,599

Vanguard fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares.
See Financial Highlights for dividend and capital gains information.
4

Extended Duration Treasury Index Fund
		Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Five Years	Since Inception (8/28/2013)	Final Value of a $100,000,000 Investment
Extended Duration Treasury Index Fund Institutional Plus Shares	-30.33%	-1.25%	4.07%	$143,194,520
Bloomberg U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index	-29.98	-1.15	4.16	144,304,980
"Since Inception" performance is calculated from the Institutional Plus Shares’ inception date for both the fund and its comparative standard(s).
Cumulative Returns of ETF Shares: August 31, 2012, Through August 31, 2022
	One Year	Five Years	Ten Years
Extended Duration Treasury Index Fund ETF Shares Market Price	-29.85%	-5.91%	11.39%
Extended Duration Treasury Index Fund ETF Shares Net Asset Value	-30.00	-5.73	11.35
Bloomberg U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index	-29.98	-5.60	12.05
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
Vanguard fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares.
5

Extended Duration Treasury Index Fund
Distribution by Stated Maturity
As of August 31, 2022
15 - 20 Years	0.4%
20 - 25 Years	50.9
25 - 30 Years	48.7
The table reflects the fund's investments, except for short-term investments.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
6

Extended Duration Treasury Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (100.0%)
U.S. Government Securities (100.0%)
United States Treasury Strip Coupon	0.000%	8/15/42	19,595	9,269
United States Treasury Strip Coupon	0.000%	11/15/42	78,124	36,590
United States Treasury Strip Coupon	0.000%	2/15/43	59,426	27,536
United States Treasury Strip Coupon	0.000%	5/15/43	82,787	37,998
United States Treasury Strip Coupon	0.000%	8/15/43	88,169	40,179
United States Treasury Strip Coupon	0.000%	11/15/43	83,253	37,626
United States Treasury Strip Coupon	0.000%	2/15/44	67,371	30,127
United States Treasury Strip Coupon	0.000%	5/15/44	56,010	24,811
United States Treasury Strip Coupon	0.000%	8/15/44	73,010	31,959
United States Treasury Strip Coupon	0.000%	11/15/44	51,509	22,346
United States Treasury Strip Coupon	0.000%	2/15/45	52,276	22,487
United States Treasury Strip Coupon	0.000%	5/15/45	78,329	33,443
United States Treasury Strip Coupon	0.000%	8/15/45	82,456	34,902
United States Treasury Strip Coupon	0.000%	11/15/45	69,301	29,139
United States Treasury Strip Coupon	0.000%	2/15/46	51,373	21,368
United States Treasury Strip Coupon	0.000%	5/15/46	51,226	21,215
United States Treasury Strip Coupon	0.000%	8/15/46	73,385	30,094
United States Treasury Strip Coupon	0.000%	11/15/46	72,201	29,574
United States Treasury Strip Coupon	0.000%	2/15/47	57,392	23,284
United States Treasury Strip Coupon	0.000%	5/15/47	51,432	20,830
United States Treasury Strip Coupon	0.000%	8/15/47	76,377	30,742
United States Treasury Strip Coupon	0.000%	11/15/47	56,678	22,804
United States Treasury Strip Coupon	0.000%	2/15/48	74,878	29,986
United States Treasury Strip Coupon	0.000%	5/15/48	56,820	22,799
United States Treasury Strip Coupon	0.000%	8/15/48	73,716	29,596
United States Treasury Strip Coupon	0.000%	11/15/48	74,796	29,983
United States Treasury Strip Coupon	0.000%	2/15/49	51,044	20,473
United States Treasury Strip Coupon	0.000%	5/15/49	55,232	22,153
United States Treasury Strip Coupon	0.000%	8/15/49	79,644	31,833
United States Treasury Strip Coupon	0.000%	11/15/49	74,462	29,581
United States Treasury Strip Coupon	0.000%	2/15/50	59,893	23,770
United States Treasury Strip Coupon	0.000%	5/15/50	76,932	30,082
United States Treasury Strip Coupon	0.000%	8/15/50	84,610	33,005
United States Treasury Strip Coupon	0.000%	11/15/50	65,297	25,400
United States Treasury Strip Coupon	0.000%	2/15/51	92,207	35,881
United States Treasury Strip Coupon	0.000%	5/15/51	63,568	24,702
United States Treasury Strip Coupon	0.000%	8/15/51	63,738	24,569
United States Treasury Strip Coupon	0.000%	11/15/51	70,586	26,966
United States Treasury Strip Coupon	0.000%	2/15/52	28,371	10,839
7

Extended Duration Treasury Index Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
United States Treasury Strip Coupon	0.000%	5/15/52	10,993	4,268
United States Treasury Strip Coupon	0.000%	8/15/52	859	333
United States Treasury Strip Principal	0.000%	8/15/42	448	217
United States Treasury Strip Principal	0.000%	11/15/42	61,599	29,505
United States Treasury Strip Principal	0.000%	2/15/43	57,164	27,086
United States Treasury Strip Principal	0.000%	5/15/43	63,059	29,579
United States Treasury Strip Principal	0.000%	8/15/43	62,568	29,275
United States Treasury Strip Principal	0.000%	11/15/43	49,528	22,984
United States Treasury Strip Principal	0.000%	2/15/44	40,502	18,568
United States Treasury Strip Principal	0.000%	5/15/44	52,359	23,770
United States Treasury Strip Principal	0.000%	8/15/44	82,482	36,988
United States Treasury Strip Principal	0.000%	11/15/44	49,218	21,848
United States Treasury Strip Principal	0.000%	2/15/45	38,827	17,093
United States Treasury Strip Principal	0.000%	5/15/45	76,344	33,335
United States Treasury Strip Principal	0.000%	8/15/45	76,547	33,202
United States Treasury Strip Principal	0.000%	11/15/45	69,533	29,997
United States Treasury Strip Principal	0.000%	2/15/46	52,283	22,335
United States Treasury Strip Principal	0.000%	5/15/46	51,384	21,802
United States Treasury Strip Principal	0.000%	8/15/46	71,482	30,089
United States Treasury Strip Principal	0.000%	11/15/46	81,116	34,132
United States Treasury Strip Principal	0.000%	2/15/47	61,308	25,644
United States Treasury Strip Principal	0.000%	5/15/47	53,140	22,124
United States Treasury Strip Principal	0.000%	8/15/47	53,371	22,161
United States Treasury Strip Principal	0.000%	11/15/47	67,422	27,885
United States Treasury Strip Principal	0.000%	2/15/48	72,153	29,921
United States Treasury Strip Principal	0.000%	5/15/48	59,611	24,785
United States Treasury Strip Principal	0.000%	8/15/48	57,861	23,949
United States Treasury Strip Principal	0.000%	11/15/48	56,557	23,555
United States Treasury Strip Principal	0.000%	2/15/49	83,756	34,922
United States Treasury Strip Principal	0.000%	5/15/49	58,013	24,075
United States Treasury Strip Principal	0.000%	8/15/49	66,188	27,266
United States Treasury Strip Principal	0.000%	11/15/49	53,386	21,926
United States Treasury Strip Principal	0.000%	2/15/50	68,806	27,969
United States Treasury Strip Principal	0.000%	5/15/50	82,705	32,940
United States Treasury Strip Principal	0.000%	8/15/50	100,254	39,710
United States Treasury Strip Principal	0.000%	11/15/50	72,350	28,578
United States Treasury Strip Principal	0.000%	2/15/51	108,984	42,946
United States Treasury Strip Principal	0.000%	5/15/51	79,705	31,552
United States Treasury Strip Principal	0.000%	8/15/51	72,643	28,302
United States Treasury Strip Principal	0.000%	11/15/51	85,942	33,296
United States Treasury Strip Principal	0.000%	2/15/52	84,333	32,692
United States Treasury Strip Principal	0.000%	5/15/52	65,631	25,806
United States Treasury Strip Principal	0.000%	8/15/52	75,050	29,516
Total U.S. Government and Agency Obligations (Cost $2,968,270)				2,197,867
8

Extended Duration Treasury Index Fund
		Coupon	Shares	Market Value• ($000)
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1]	Vanguard Market Liquidity Fund (Cost $282)	2.284%	2,820	282
Total Investments (100.0%) (Cost $2,968,552)				2,198,149
Other Assets and Liabilities—Net (0.0%)				212
Net Assets (100%)				2,198,361
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.
9

Extended Duration Treasury Index Fund
Statement of Assets and Liabilities
As of August 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $2,968,270)	2,197,867
Affiliated Issuers (Cost $282)	282
Total Investments in Securities	2,198,149
Investment in Vanguard	82
Receivables for Investment Securities Sold	62,009
Receivables for Accrued Income	1
Total Assets	2,260,241
Liabilities
Due to Custodian	124
Payables for Investment Securities Purchased	61,697
Payables for Capital Shares Redeemed	3
Payables to Vanguard	56
Total Liabilities	61,880
Net Assets	2,198,361
At August 31, 2022, net assets consisted of:

Paid-in Capital	3,066,789
Total Distributable Earnings (Loss)	(868,428)
Net Assets	2,198,361

ETF Shares—Net Assets
Applicable to 13,625,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,312,239
Net Asset Value Per Share—ETF Shares	$96.31

Institutional Shares—Net Assets
Applicable to 21,397,707 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	622,566
Net Asset Value Per Share—Institutional Shares	$29.09

Institutional Plus Shares—Net Assets
Applicable to 3,608,411 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	263,556
Net Asset Value Per Share—Institutional Plus Shares	$73.04
10

Extended Duration Treasury Index Fund
See accompanying Notes, which are an integral part of the Financial Statements.
11

Extended Duration Treasury Index Fund
Statement of Operations

Year Ended August 31, 2022
($000)
Investment Income
Income
Interest[1]	56,139
Total Income	56,139
Expenses
The Vanguard Group—Note B
Investment Advisory Services	45
Management and Administrative—ETF Shares	589
Management and Administrative—Institutional Shares	354
Management and Administrative—Institutional Plus Shares	147
Marketing and Distribution—ETF Shares	70
Marketing and Distribution—Institutional Shares	25
Marketing and Distribution—Institutional Plus Shares	5
Custodian Fees	5
Auditing Fees	32
Shareholders’ Reports—ETF Shares	52
Shareholders’ Reports—Institutional Shares	1
Shareholders’ Reports—Institutional Plus Shares	—
Trustees’ Fees and Expenses	1
Other Expenses	14
Total Expenses	1,340
Expenses Paid Indirectly	(1)
Net Expenses	1,339
Net Investment Income	54,800
Realized Net Gain (Loss) on Investment Securities Sold[1,2]	(64,318)
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	(838,872)
Net Increase (Decrease) in Net Assets Resulting from Operations	(848,390)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $5,000, $1,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $16,910,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.
12

Extended Duration Treasury Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	54,800	50,680
Realized Net Gain (Loss)	(64,318)	193,938
Change in Unrealized Appreciation (Depreciation)	(838,872)	(490,660)
Net Increase (Decrease) in Net Assets Resulting from Operations	(848,390)	(246,042)
Distributions
ETF Shares	(28,243)	(73,445)
Institutional Shares	(15,042)	(44,948)
Institutional Plus Shares	(9,537)	(26,453)
Total Distributions	(52,822)	(144,846)
Capital Share Transactions
ETF Shares	534,037	(318,357)
Institutional Shares	83,248	19,832
Institutional Plus Shares	(88,387)	(128,823)
Net Increase (Decrease) from Capital Share Transactions	528,898	(427,348)
Total Increase (Decrease)	(372,314)	(818,236)
Net Assets
Beginning of Period	2,570,675	3,388,911
End of Period	2,198,361	2,570,675
See accompanying Notes, which are an integral part of the Financial Statements.
13

Extended Duration Treasury Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$140.69	$163.11	$146.43	$113.39	$120.92
Investment Operations
Net Investment Income[1]	2.769	2.795	3.146	3.347	3.353
Net Realized and Unrealized Gain (Loss) on Investments[2]	(44.418)	(17.061)	18.113	32.972	(7.272)
Total from Investment Operations	(41.649)	(14.266)	21.259	36.319	(3.919)
Distributions
Dividends from Net Investment Income	(2.731)	(2.820)	(3.329)	(3.279)	(3.314)
Distributions from Realized Capital Gains	—	(5.334)	(1.250)	—	(.297)
Total Distributions	(2.731)	(8.154)	(4.579)	(3.279)	(3.611)
Net Asset Value, End of Period	$96.31	$140.69	$163.11	$146.43	$113.39
Total Return	-30.00%	-8.94%	14.98%	32.92%	-3.24%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,312	$1,277	$1,810	$1,333	$658
Ratio of Total Expenses to Average Net Assets	0.06%[3]	0.06%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	2.33%	1.93%	2.06%	2.87%	2.93%
Portfolio Turnover Rate[4]	15%	23%	17%	20%	18%
1	Calculated based on average shares outstanding.
2	Includes increases from purchase fees of $.03, $.07, $.07, $.04, and $.07.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.06%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
14

Extended Duration Treasury Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$42.50	$49.27	$44.24	$34.25	$36.52
Investment Operations
Net Investment Income[1]	.835	.842	.959	1.015	1.016
Net Realized and Unrealized Gain (Loss) on Investments[2]	(13.425)	(5.143)	5.459	9.967	(2.191)
Total from Investment Operations	(12.590)	(4.301)	6.418	10.982	(1.175)
Distributions
Dividends from Net Investment Income	(.820)	(.857)	(1.010)	(.992)	(1.005)
Distributions from Realized Capital Gains	—	(1.612)	(.378)	—	(.090)
Total Distributions	(.820)	(2.469)	(1.388)	(.992)	(1.095)
Net Asset Value, End of Period	$29.09	$42.50	$49.27	$44.24	$34.25
Total Return[3]	-30.01%	-8.95%	14.98%	32.94%	-3.23%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$623	$789	$889	$862	$787
Ratio of Total Expenses to Average Net Assets	0.06%[4]	0.06%	0.06%	0.06%	0.06%
Ratio of Net Investment Income to Average Net Assets	2.29%	1.96%	2.10%	2.88%	2.94%
Portfolio Turnover Rate[5]	15%	23%	17%	20%	18%
1	Calculated based on average shares outstanding.
2	Includes increases from purchase fees of $.00, $.02, $.02, $.01, and $.02.
3	Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.06%.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
15

Extended Duration Treasury Index Fund
Financial Highlights
Institutional Plus Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$106.68	$123.70	$111.06	$85.99	$91.68
Investment Operations
Net Investment Income[1]	2.114	2.140	2.432	2.564	2.568
Net Realized and Unrealized Gain (Loss) on Investments[2]	(33.676)	(12.941)	13.716	25.015	(5.492)
Total from Investment Operations	(31.562)	(10.801)	16.148	27.579	(2.924)
Distributions
Dividends from Net Investment Income	(2.078)	(2.173)	(2.560)	(2.509)	(2.541)
Distributions from Realized Capital Gains	—	(4.046)	(.948)	—	(.225)
Total Distributions	(2.078)	(6.219)	(3.508)	(2.509)	(2.766)
Net Asset Value, End of Period	$73.04	$106.68	$123.70	$111.06	$85.99
Total Return[3]	-29.98%	-8.95%	15.02%	32.95%	-3.20%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$264	$505	$689	$780	$533
Ratio of Total Expenses to Average Net Assets	0.04%[4]	0.04%	0.04%	0.04%	0.04%
Ratio of Net Investment Income to Average Net Assets	2.29%	1.96%	2.12%	2.90%	2.96%
Portfolio Turnover Rate[5]	15%	23%	17%	20%	18%
1	Calculated based on average shares outstanding.
2	Includes increases from purchase fees of $.02, $.05, $.05, $.03, and $.06.
3	Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.04%.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
16

Extended Duration Treasury Index Fund
Notes to Financial Statements
Vanguard Extended Duration Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Institutional Shares, and Institutional Plus Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
4. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple
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Extended Duration Treasury Index Fund
Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2022, the fund had contributed to Vanguard capital in the amount of $82,000, representing less than 0.01% of the fund’s net assets and 0.03% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2022, custodian fee offset arrangements reduced the fund’s expenses by $1,000 (an annual rate of less than 0.01% of average net assets).
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Extended Duration Treasury Index Fund
D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of August 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	2,197,867	—	2,197,867
Temporary Cash Investments	282	—	—	282
Total	282	2,197,867	—	2,198,149
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	16,634
Total Distributable Earnings (Loss)	(16,634)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	10,597
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(106,428)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(772,597)
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Extended Duration Treasury Index Fund
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	52,822	75,404
Long-Term Capital Gains	—	69,442
Total	52,822	144,846
*	Includes short-term capital gains, if any.
As of August 31, 2022, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	2,970,746
Gross Unrealized Appreciation	155
Gross Unrealized Depreciation	(772,752)
Net Unrealized Appreciation (Depreciation)	(772,597)
F.  During the year ended August 31, 2022, the fund purchased $1,724,505,000 of investment securities and sold $1,250,605,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,367,699,000 and $834,660,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
G.  Capital share transactions for each class of shares were:
	Year Ended August 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued[1]	1,370,500	11,325	1,362,442	9,725
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(836,463)	(6,775)	(1,680,799)	(11,750)
Net Increase (Decrease)—ETF Shares	534,037	4,550	(318,357)	(2,025)
Institutional Shares
Issued[1]	131,583	4,011	267,929	6,594
Issued in Lieu of Cash Distributions	15,013	411	44,716	998
Redeemed	(63,348)	(1,583)	(292,813)	(7,084)
Net Increase (Decrease)—Institutional Shares	83,248	2,839	19,832	508
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Extended Duration Treasury Index Fund
	Year Ended August 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Institutional Plus Shares
Issued[1]	—	—	125,438	1,272
Issued in Lieu of Cash Distributions	9,537	103	26,453	234
Redeemed	(97,924)	(1,231)	(280,714)	(2,340)
Net Increase (Decrease)—Institutional Plus Shares	(88,387)	(1,128)	(128,823)	(834)
1	Includes purchase fees for fiscal 2022 and 2021 of $535,000 and $1,200,000, respectively (fund totals).
H.  Management has determined that no events or transactions occurred subsequent to August 31, 2022, that would require recognition or disclosure in these financial statements.
21

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Extended Duration Treasury Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Extended Duration Treasury Index Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 18, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
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Tax information (unaudited)
The fund hereby designates $52,822,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.
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Trustees Approve Advisory Arrangement
The board of trustees of Vanguard Extended Duration Treasury Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
Cost
The board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also below the peer-group average.
24

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that the fund’s arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.
25

Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard World Fund approved the appointment of liquidity risk management program administrators responsible for administering Vanguard Extended Duration Treasury Index Fund’s Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2021, through December 31, 2021 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.
26

"Bloomberg®" and Bloomberg U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Extended Duration Treasury Index Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Extended Duration Treasury Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Extended Duration Treasury Index Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index, which is determined, composed and calculated by BISL without regard to Vanguard or the Extended Duration Treasury Index Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Extended Duration Treasury Index Fund into consideration in determining, composing or calculating the Bloomberg U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Extended Duration Treasury Index Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Extended Duration Treasury Index Fund customers, in connection with the administration, marketing or trading of the Extended Duration Treasury Index Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG U.S. TREASURY STRIPS 20–30 YEAR EQUAL PAR BOND INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE EXTENDED DURATION TREASURY INDEX FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. TREASURY STRIPS 20–30 YEAR EQUAL PAR BOND INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. TREASURY STRIPS 20–30 YEAR EQUAL PAR BOND INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE EXTENDED DURATION TREASURY INDEX FUND OR THE BLOOMBERG U.S. TREASURY STRIPS 20–30 YEAR EQUAL PAR BOND INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2022 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2022 The Vanguard Group, Inc.
All rights reserved.
U.S. Patent No. 6,879,964.
Vanguard Marketing Corporation, Distributor.
Q12750 102022

Annual Report   |   August 31, 2022
Vanguard Mega Cap Index Funds
Vanguard Mega Cap Index Fund
Vanguard Mega Cap Growth Index Fund
Vanguard Mega Cap Value Index Fund

Contents
Your Fund’s Performance at a Glance	1
About Your Fund’s Expenses	2
Mega Cap Index Fund	4
Mega Cap Growth Index Fund	21
Mega Cap Value Index Fund	36
Trustees Approve Advisory Arrangements	54
Liquidity Risk Management	56
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended August 31, 2022, returns for the three Vanguard Mega Cap Index Funds ranged from –21.08 for ETF Shares of Vanguard Mega Cap Growth Index Fund to –2.49 for Institutional Shares of Vanguard Mega Cap Value Index Fund. (Returns for ETF Shares are based on net asset value.) Each fund closely tracked its target index.
•	The investment outlook grew more challenging during the 12 months. Sentiment deteriorated as inflation soared to multidecade highs, fueled in part by higher energy and food prices in the wake of Russia’s invasion of Ukraine. The Federal Reserve reacted by raising interest rates, which pushed borrowing costs higher and sparked fears of recession.
•	Small- and large-capitalization stocks trailed their mid-cap counterparts for the period. Value and growth stocks both posted negative returns, but growth significantly underperformed value.
•	The majority of sectors across all three funds posted negative returns. Technology and consumer discretionary stocks held back returns of the Mega Cap Growth Index Fund and Vanguard Mega Cap Index Fund. Financial stocks hurt the Mega Cap Value Index Fund most.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-12.96%	12.14%	11.61%
Russell 2000 Index (Small-caps)	-17.88	8.59	6.95
Russell 3000 Index (Broad U.S. market)	-13.28	11.90	11.29
FTSE All-World ex US Index (International)	-19.00	3.48	2.12
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-11.65%	-2.01%	0.54%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-8.63	-0.83	1.28
FTSE Three-Month U.S. Treasury Bill Index	0.44	0.56	1.10
CPI
Consumer Price Index	8.26%	4.90%	3.82%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended August 31, 2022
	Beginning Account Value 2/28/2022	Ending Account Value 8/31/2022	Expenses Paid During Period
Based on Actual Fund Return
Mega Cap Index Fund
ETF Shares	$1,000.00	$902.90	$0.34
Institutional Shares	1,000.00	903.00	0.29
Mega Cap Growth Index Fund
ETF Shares	$1,000.00	$866.90	$0.33
Institutional Shares	1,000.00	867.00	0.28
Mega Cap Value Index Fund
ETF Shares	$1,000.00	$945.60	$0.34
Institutional Shares	1,000.00	945.70	0.29
Based on Hypothetical 5% Yearly Return
Mega Cap Index Fund
ETF Shares	$1,000.00	$1,024.85	$0.36
Institutional Shares	1,000.00	1,024.90	0.31
Mega Cap Growth Index Fund
ETF Shares	$1,000.00	$1,024.85	$0.36
Institutional Shares	1,000.00	1,024.90	0.31
Mega Cap Value Index Fund
ETF Shares	$1,000.00	$1,024.85	$0.36
Institutional Shares	1,000.00	1,024.90	0.31
The calculations are based on expenses incurred in the most recent six-month period. The funds' annualized six-month expense ratios for that period are: for the Mega Cap Index Fund, 0.07% for ETF Shares and 0.06% for Institutional Shares; for the Mega Cap Growth Index Fund, 0.07% for ETF Shares and 0.06% for Institutional Shares; and for the Mega Cap Value Index Fund, 0.07% for ETF Shares and 0.06% for Institutional Shares. The dollar amounts shown as “Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

Mega Cap Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2012, Through August 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Mega Cap Index Fund ETF Shares Net Asset Value	-13.09%	12.08%	13.16%	$34,429
Mega Cap Index Fund ETF Shares Market Price	-13.10	12.09	13.14	34,381
Spliced Mega Cap Index	-13.04	12.14	13.23	34,640
Dow Jones U.S. Total Stock Market Float Adjusted Index	-13.73	11.16	12.66	32,942
Spliced Mega Cap Index: MSCI US Large Cap 300 Index through January 30, 2013; CRSP US Mega Cap Index thereafter.

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Mega Cap Index Fund Institutional Shares	-13.07%	12.10%	13.18%	$17,246,515
Spliced Mega Cap Index	-13.04	12.14	13.23	17,320,183
Dow Jones U.S. Total Stock Market Float Adjusted Index	-13.73	11.16	12.66	16,470,991
See Financial Highlights for dividend and capital gains information.
4

Mega Cap Index Fund
Cumulative Returns of ETF Shares: August 31, 2012, Through August 31, 2022
	One Year	Five Years	Ten Years
Mega Cap Index Fund ETF Shares Market Price	-13.10%	76.92%	243.81%
Mega Cap Index Fund ETF Shares Net Asset Value	-13.09	76.88	244.29
Spliced Mega Cap Index	-13.04	77.31	246.40
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
5

Mega Cap Index Fund
Fund Allocation
As of August 31, 2022
Basic Materials	1.2%
Consumer Discretionary	15.4
Consumer Staples	6.1
Energy	4.2
Financials	10.2
Health Care	14.1
Industrials	11.5
Real Estate	1.5
Technology	30.7
Telecommunications	2.6
Utilities	2.5
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
6

Mega Cap Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.4%)
Basic Materials (1.2%)
	Linde plc	68,846	19,474
	Air Products and Chemicals Inc.	30,440	7,685
	Freeport-McMoRan Inc.	198,734	5,882
	Ecolab Inc.	35,287	5,781
	Dow Inc.	99,795	5,090
	Newmont Corp.	108,739	4,497
			48,409
Consumer Discretionary (15.3%)
*	Amazon.com Inc.	1,185,869	150,333
*	Tesla Inc.	362,034	99,780
	Home Depot Inc.	140,907	40,640
	Costco Wholesale Corp.	60,769	31,727
*	Walt Disney Co.	249,794	27,997
	McDonald's Corp.	101,356	25,570
	Walmart Inc.	188,811	25,027
	NIKE Inc. Class B	173,999	18,522
	Lowe's Cos. Inc.	89,410	17,358
*	Netflix Inc.	60,902	13,615
	Starbucks Corp.	157,301	13,224
*	Booking Holdings Inc.	5,561	10,431
	Target Corp.	63,613	10,200
	TJX Cos. Inc.	153,065	9,544
	Ford Motor Co.	541,503	8,253
	Activision Blizzard Inc.	96,546	7,578
	Dollar General Corp.	31,329	7,438
	Estee Lauder Cos. Inc. Class A	28,618	7,280
*	Uber Technologies Inc.	242,054	6,961
	General Motors Co.	180,060	6,880
*	O'Reilly Automotive Inc.	9,025	6,292
	Marriott International Inc. Class A	40,386	6,209
*	Airbnb Inc. Class A	47,177	5,337
	Electronic Arts Inc.	38,425	4,875
*	Lululemon Athletica Inc.	16,008	4,802
	Yum! Brands Inc.	39,042	4,343
	Ross Stores Inc.	48,232	4,161
*	Warner Bros Discovery Inc.	298,957	3,958
*	Chipotle Mexican Grill Inc. Class A	1,807	2,885
*	AutoZone Inc.	1,320	2,797
	Hilton Worldwide Holdings Inc.	19,129	2,436
*	Rivian Automotive Inc. Class A	73,124	2,392
	eBay Inc.	38,965	1,720
		Shares	Market Value• ($000)
*	Las Vegas Sands Corp.	23,643	890
*,1	Lucid Group Inc.	39,518	606
			592,061
Consumer Staples (6.1%)
	Procter & Gamble Co.	329,063	45,391
	Coca-Cola Co.	535,061	33,019
	PepsiCo Inc.	189,648	32,671
	Philip Morris International Inc.	212,537	20,295
	CVS Health Corp.	179,832	17,650
	Mondelez International Inc. Class A	189,757	11,738
	Altria Group Inc.	248,327	11,205
	Colgate-Palmolive Co.	114,918	8,988
	General Mills Inc.	82,468	6,334
	Kimberly-Clark Corp.	46,225	5,895
	Sysco Corp.	69,707	5,731
	Constellation Brands Inc. Class A	20,086	4,942
*	Monster Beverage Corp.	50,800	4,513
	Hershey Co.	20,029	4,500
	Keurig Dr Pepper Inc.	116,750	4,450
	McKesson Corp.	9,985	3,664
	Walgreens Boots Alliance Inc.	100,689	3,530
	Kraft Heinz Co.	92,147	3,446
	Archer-Daniels-Midland Co.	38,547	3,388
	Brown-Forman Corp. Class B	39,259	2,854
	Brown-Forman Corp. Class A	5,721	404
			234,608
Energy (4.2%)
	Exxon Mobil Corp.	577,629	55,216
	Chevron Corp.	242,641	38,352
	ConocoPhillips	177,339	19,410
	EOG Resources Inc.	80,357	9,747
	Pioneer Natural Resources Co.	31,362	7,941
	Marathon Petroleum Corp.	73,906	7,446
	Schlumberger NV	193,779	7,393
	Kinder Morgan Inc.	280,164	5,133
	Occidental Petroleum Corp.	50,982	3,620
	Valero Energy Corp.	27,745	3,249
	Phillips 66	32,937	2,946
	Williams Cos. Inc.	83,743	2,850
			163,303
7

Mega Cap Index Fund
		Shares	Market Value• ($000)
Financials (10.1%)
*	Berkshire Hathaway Inc. Class B	217,654	61,117
	JPMorgan Chase & Co.	402,717	45,801
	Bank of America Corp.	939,150	31,565
	Wells Fargo & Co.	519,786	22,720
	S&P Global Inc.	46,649	16,429
	Morgan Stanley	191,940	16,357
	Goldman Sachs Group Inc.	47,088	15,665
	Charles Schwab Corp.	211,625	15,015
	BlackRock Inc.	19,710	13,135
	Citigroup Inc.	253,155	12,357
	Marsh & McLennan Cos. Inc.	68,997	11,134
	Chubb Ltd.	55,158	10,428
	Progressive Corp.	80,167	9,832
	CME Group Inc.	49,274	9,638
	Blackstone Inc.	96,105	9,028
	PNC Financial Services Group Inc.	56,716	8,961
	Truist Financial Corp.	182,790	8,562
	US Bancorp	183,082	8,350
	Aon plc Class A (XNYS)	27,721	7,741
	Intercontinental Exchange Inc.	76,586	7,724
	Moody's Corp.	21,495	6,116
*	Berkshire Hathaway Inc. Class A	13	5,477
	MetLife Inc.	83,599	5,378
	Travelers Cos. Inc.	32,890	5,316
	Prudential Financial Inc.	51,379	4,920
	Aflac Inc.	79,503	4,724
	Allstate Corp.	37,746	4,548
	Bank of New York Mellon Corp.	99,840	4,146
	KKR & Co. Inc.	77,258	3,906
	T Rowe Price Group Inc.	31,238	3,749
	American International Group Inc.	54,357	2,813
			392,652
Health Care (14.0%)
	UnitedHealth Group Inc.	128,678	66,826
	Johnson & Johnson	360,828	58,216
	Eli Lilly & Co.	117,300	35,334
	Pfizer Inc.	769,395	34,800
	AbbVie Inc.	242,354	32,587
	Merck & Co. Inc.	346,725	29,596
	Thermo Fisher Scientific Inc.	53,636	29,249
	Abbott Laboratories	240,073	24,644
	Danaher Corp.	89,756	24,226
	Bristol-Myers Squibb Co.	291,962	19,681
	Amgen Inc.	73,243	17,600
	Medtronic plc	183,934	16,171
	Elevance Health Inc.	33,048	16,032
	Cigna Corp.	43,548	12,344
	Gilead Sciences Inc.	171,994	10,916
*	Intuitive Surgical Inc.	49,250	10,133
*	Vertex Pharmaceuticals Inc.	35,050	9,876
	Becton Dickinson and Co.	39,041	9,855
	Stryker Corp.	46,700	9,583
	Zoetis Inc.	58,132	9,099
	Humana Inc.	17,337	8,353
*	Regeneron Pharmaceuticals Inc.	14,040	8,158
*	Boston Scientific Corp.	195,867	7,895
		Shares	Market Value• ($000)
*	Edwards Lifesciences Corp.	85,278	7,684
*	Moderna Inc.	46,318	6,127
	HCA Healthcare Inc.	30,377	6,011
	Agilent Technologies Inc.	40,997	5,258
*	Illumina Inc.	21,520	4,339
	Baxter International Inc.	69,112	3,971
*	Biogen Inc.	20,075	3,922
*	IDEXX Laboratories Inc.	5,725	1,990
*	Align Technology Inc.	5,445	1,327
			541,803
Industrials (11.4%)
	Visa Inc. Class A	225,710	44,851
	Mastercard Inc. Class A	119,123	38,640
	Accenture plc Class A	90,873	26,213
	United Parcel Service Inc. Class B	100,719	19,591
	Union Pacific Corp.	86,156	19,343
	Raytheon Technologies Corp.	203,866	18,297
	Honeywell International Inc.	93,371	17,680
	Lockheed Martin Corp.	36,453	15,314
*	PayPal Holdings Inc.	158,813	14,839
	Automatic Data Processing Inc.	57,307	14,006
	Deere & Co.	37,825	13,816
	Caterpillar Inc.	73,138	13,509
*	Boeing Co.	81,096	12,996
	American Express Co.	77,416	11,767
	General Electric Co.	150,815	11,076
[1]	3M Co.	78,065	9,707
	CSX Corp.	298,177	9,437
	Northrop Grumman Corp.	19,196	9,176
*	Fiserv Inc.	79,763	8,071
	Norfolk Southern Corp.	32,689	7,948
	Fidelity National Information Services Inc.	83,645	7,643
	Illinois Tool Works Inc.	38,392	7,480
	Eaton Corp. plc	54,721	7,477
	Sherwin-Williams Co.	32,153	7,463
	General Dynamics Corp.	32,384	7,414
	FedEx Corp.	31,936	6,732
	Emerson Electric Co.	81,422	6,655
	L3Harris Technologies Inc.	26,464	6,039
	Capital One Financial Corp.	53,932	5,707
	Paychex Inc.	44,580	5,499
	Johnson Controls International plc	95,436	5,167
	Trane Technologies plc	32,027	4,934
*	Block Inc. (XNYS)	71,125	4,901
	Global Payments Inc.	38,653	4,802
	Parker-Hannifin Corp.	17,634	4,673
	Cummins Inc.	19,374	4,173
	PPG Industries Inc.	32,315	4,103
	DuPont de Nemours Inc.	62,738	3,491
	Otis Worldwide Corp.	29,040	2,097
			442,727
Real Estate (1.5%)
	American Tower Corp.	63,744	16,194
	Prologis Inc.	101,419	12,628
	Crown Castle Inc.	59,371	10,142
	Equinix Inc.	12,479	8,203
	Public Storage	20,479	6,775
	Simon Property Group Inc.	22,570	2,302
			56,244

8

Mega Cap Index Fund
		Shares	Market Value• ($000)
Technology (30.5%)
	Apple Inc.	2,108,619	331,517
	Microsoft Corp.	1,025,575	268,157
*	Alphabet Inc. Class A	823,831	89,155
*	Alphabet Inc. Class C	731,680	79,863
*	Meta Platforms Inc. Class A	314,503	51,242
	NVIDIA Corp.	326,176	49,233
	Broadcom Inc.	53,174	26,540
*	Adobe Inc.	64,737	24,175
	Texas Instruments Inc.	126,399	20,882
	QUALCOMM Inc.	153,565	20,312
*	Salesforce Inc.	129,495	20,217
*	Advanced Micro Devices Inc.	222,221	18,860
	Intel Corp.	560,649	17,896
	Intuit Inc.	36,773	15,878
	International Business Machines Corp.	123,294	15,837
	Oracle Corp.	201,220	14,921
*	ServiceNow Inc.	27,467	11,938
	Applied Materials Inc.	121,159	11,397
	Analog Devices Inc.	71,280	10,801
	Micron Technology Inc.	153,142	8,657
	Lam Research Corp.	19,071	8,351
	KLA Corp.	20,495	7,053
*	Snowflake Inc. Class A	36,711	6,643
*	Autodesk Inc.	29,871	6,026
	Roper Technologies Inc.	14,503	5,839
	TE Connectivity Ltd.	44,165	5,574
*	Crowdstrike Holdings Inc. Class A	27,820	5,080
	Cognizant Technology Solutions Corp. Class A	71,449	4,513
*	Workday Inc. Class A	27,238	4,482
*	Palo Alto Networks Inc.	6,844	3,811
	HP Inc.	127,742	3,668
	VMware Inc. Class A	28,953	3,359
	Marvell Technology Inc.	58,372	2,733
*	Zoom Video Communications Inc. Class A	29,351	2,360
*	Fortinet Inc.	46,993	2,288
	Dell Technologies Inc. Class C	35,722	1,368
*	DoorDash Inc. Class A	17,782	1,065
*	Snap Inc. Class A	71,950	783
			1,182,474
Telecommunications (2.6%)
	Verizon Communications Inc.	546,767	22,860
	Cisco Systems Inc.	511,084	22,856
		Shares	Market Value• ($000)
	Comcast Corp. Class A	613,092	22,188
	AT&T Inc.	981,835	17,222
*	T-Mobile US Inc.	85,970	12,376
*	Charter Communications Inc. Class A	11,049	4,559
			102,061
Utilities (2.5%)
	NextEra Energy Inc.	269,396	22,915
	Duke Energy Corp.	105,543	11,283
	Southern Co.	145,812	11,238
	Waste Management Inc.	56,868	9,612
	Dominion Energy Inc.	111,218	9,098
	Sempra Energy (XNYS)	43,034	7,099
	American Electric Power Co. Inc.	70,439	7,058
	Exelon Corp.	134,375	5,900
	Xcel Energy Inc.	74,569	5,537
	Public Service Enterprise Group Inc.	68,470	4,407
	Republic Services Inc. Class A	28,224	4,028
			98,175
Total Common Stocks (Cost $2,878,516)			3,854,517
Temporary Cash Investments (0.7%)
Money Market Fund (0.7%)
[2,3]	Vanguard Market Liquidity Fund, 2.284% (Cost $27,095)	271,044	27,096
Total Investments (100.1%) (Cost $2,905,611)			3,881,613
Other Assets and Liabilities—Net (-0.1%)			(2,922)
Net Assets (100%)			3,878,691
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $9,998,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $10,299,000 was received for securities on loan.

9

Mega Cap Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2022	122	24,135	1

See accompanying Notes, which are an integral part of the Financial Statements.
10

Mega Cap Index Fund
Statement of Assets and Liabilities
As of August 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $2,878,516)	3,854,517
Affiliated Issuers (Cost $27,095)	27,096
Total Investments in Securities	3,881,613
Investment in Vanguard	145
Cash Collateral Pledged—Futures Contracts	1,175
Receivables for Investment Securities Sold	112
Receivables for Accrued Income	6,434
Total Assets	3,889,479
Liabilities
Due to Custodian	115
Payables for Investment Securities Purchased	31
Collateral for Securities on Loan	10,299
Payables for Capital Shares Redeemed	36
Payables to Vanguard	126
Variation Margin Payable—Futures Contracts	181
Total Liabilities	10,788
Net Assets	3,878,691
1 Includes $9,998 of securities on loan.
At August 31, 2022, net assets consisted of:

Paid-in Capital	2,991,968
Total Distributable Earnings (Loss)	886,723
Net Assets	3,878,691

ETF Shares—Net Assets
Applicable to 26,850,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,700,880
Net Asset Value Per Share—ETF Shares	$137.84

Institutional Shares—Net Assets
Applicable to 654,266 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	177,811
Net Asset Value Per Share—Institutional Shares	$271.77

See accompanying Notes, which are an integral part of the Financial Statements.
11

Mega Cap Index Fund
Statement of Operations

Year Ended August 31, 2022
($000)
Investment Income
Income
Dividends	61,935
Interest[1]	84
Securities Lending—Net	90
Total Income	62,109
Expenses
The Vanguard Group—Note B
Investment Advisory Services	501
Management and Administrative—ETF Shares	1,972
Management and Administrative—Institutional Shares	82
Marketing and Distribution—ETF Shares	155
Marketing and Distribution—Institutional Shares	4
Custodian Fees	31
Auditing Fees	29
Shareholders’ Reports—ETF Shares	96
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	2
Other Expenses	102
Total Expenses	2,974
Net Investment Income	59,135
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	335,792
Futures Contracts	(3,674)
Realized Net Gain (Loss)	332,118
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(989,939)
Futures Contracts	(130)
Change in Unrealized Appreciation (Depreciation)	(990,069)
Net Increase (Decrease) in Net Assets Resulting from Operations	(598,816)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $81,000, ($6,000), less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $381,584,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
12

Mega Cap Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	59,135	52,307
Realized Net Gain (Loss)	332,118	132,696
Change in Unrealized Appreciation (Depreciation)	(990,069)	813,740
Net Increase (Decrease) in Net Assets Resulting from Operations	(598,816)	998,743
Distributions
ETF Shares	(55,014)	(48,029)
Institutional Shares	(2,467)	(2,599)
Total Distributions	(57,481)	(50,628)
Capital Share Transactions
ETF Shares	41,621	349,653
Institutional Shares	15,237	(36,024)
Net Increase (Decrease) from Capital Share Transactions	56,858	313,629
Total Increase (Decrease)	(599,439)	1,261,744
Net Assets
Beginning of Period	4,478,130	3,216,386
End of Period	3,878,691	4,478,130

See accompanying Notes, which are an integral part of the Financial Statements.
13

Mega Cap Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$160.74	$125.47	$101.36	$100.26	$85.02
Investment Operations
Net Investment Income[1]	2.109	1.961	1.992	2.045	1.790
Net Realized and Unrealized Gain (Loss) on Investments	(22.957)	35.218	24.065	1.052	15.214
Total from Investment Operations	(20.848)	37.179	26.057	3.097	17.004
Distributions
Dividends from Net Investment Income	(2.052)	(1.908)	(1.947)	(1.997)	(1.764)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.052)	(1.908)	(1.947)	(1.997)	(1.764)
Net Asset Value, End of Period	$137.84	$160.74	$125.47	$101.36	$100.26
Total Return	-13.09%	29.94%	26.14%	3.26%	20.25%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,701	$4,288	$3,036	$1,944	$1,542
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	1.38%	1.41%	1.85%	2.10%	1.93%
Portfolio Turnover Rate[2]	3%	5%	4%	4%	4%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
14

Mega Cap Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$316.94	$247.38	$199.84	$197.68	$167.62
Investment Operations
Net Investment Income[1]	4.199	3.882	3.943	4.053	3.513
Net Realized and Unrealized Gain (Loss) on Investments	(45.292)	69.463	47.454	2.062	30.038
Total from Investment Operations	(41.093)	73.345	51.397	6.115	33.551
Distributions
Dividends from Net Investment Income	(4.077)	(3.785)	(3.857)	(3.955)	(3.491)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(4.077)	(3.785)	(3.857)	(3.955)	(3.491)
Net Asset Value, End of Period	$271.77	$316.94	$247.38	$199.84	$197.68
Total Return	-13.07%	29.97%	26.19%	3.25%	20.26%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$178	$190	$180	$150	$122
Ratio of Total Expenses to Average Net Assets	0.06%	0.06%	0.06%	0.06%	0.06%
Ratio of Net Investment Income to Average Net Assets	1.40%	1.42%	1.86%	2.11%	1.94%
Portfolio Turnover Rate[2]	3%	5%	4%	4%	4%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
15

Mega Cap Index Fund
Notes to Financial Statements
Vanguard Mega Cap Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
16

Mega Cap Index Fund
During the year ended August 31, 2022, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple
17

Mega Cap Index Fund
Secured Overnight Financing Rate inclusive of an additional agreed-upon spread.  However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2022, the fund had contributed to Vanguard capital in the amount of $145,000, representing less than 0.01% of the fund’s net assets and 0.06% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
18

Mega Cap Index Fund
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At August 31, 2022, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	381,588
Total Distributable Earnings (Loss)	(381,588)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	12,756
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(101,949)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	975,916
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	57,481	50,628
Long-Term Capital Gains	—	—
Total	57,481	50,628
*	Includes short-term capital gains, if any.
19

Mega Cap Index Fund
As of August 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	2,905,696
Gross Unrealized Appreciation	1,192,849
Gross Unrealized Depreciation	(216,933)
Net Unrealized Appreciation (Depreciation)	975,916
E.	During the year ended August 31, 2022, the fund purchased $739,612,000 of investment securities and sold $702,059,000 of investment securities, other than temporary cash investments. Purchases and sales include $587,889,000 and $571,309,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2022, such purchases were $66,765,000 and sales were $37,568,000, resulting in net realized loss of $31,871,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	623,865	4,075	598,960	4,325
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(582,244)	(3,900)	(249,307)	(1,850)
Net Increase (Decrease)—ETF Shares	41,621	175	349,653	2,475
Institutional Shares
Issued	25,422	87	8,330	31
Issued in Lieu of Cash Distributions	2,465	8	1,860	7
Redeemed	(12,650)	(41)	(46,214)	(166)
Net Increase (Decrease)—Institutional Shares	15,237	54	(36,024)	(128)
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2022, that would require recognition or disclosure in these financial statements.
20

Mega Cap Growth Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2012, Through August 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Mega Cap Growth Index Fund ETF Shares Net Asset Value	-21.08%	14.35%	14.63%	$39,178
Mega Cap Growth Index Fund ETF Shares Market Price	-21.09	14.34	14.62	39,144
Spliced Mega Cap Growth Index	-21.03	14.41	14.71	39,456
Dow Jones U.S. Total Stock Market Float Adjusted Index	-13.73	11.16	12.66	32,942
Spliced Mega Cap Growth Index: MSCI US Large Cap Growth Index through April 16, 2013; CRSP US Mega Cap Growth Index thereafter.

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Mega Cap Growth Index Fund Institutional Shares	-21.07%	14.36%	14.65%	$19,613,070
Spliced Mega Cap Growth Index	-21.03	14.41	14.71	19,728,217
Dow Jones U.S. Total Stock Market Float Adjusted Index	-13.73	11.16	12.66	16,470,991
See Financial Highlights for dividend and capital gains information.
21

Mega Cap Growth Index Fund
Cumulative Returns of ETF Shares: August 31, 2012, Through August 31, 2022
	One Year	Five Years	Ten Years
Mega Cap Growth Index Fund ETF Shares Market Price	-21.09%	95.46%	291.44%
Mega Cap Growth Index Fund ETF Shares Net Asset Value	-21.08	95.50	291.78
Spliced Mega Cap Growth Index	-21.03	96.02	294.56
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
22

Mega Cap Growth Index Fund
Fund Allocation
As of August 31, 2022
Basic Materials	1.3%
Consumer Discretionary	26.2
Consumer Staples	0.8
Energy	0.4
Financials	1.9
Health Care	5.8
Industrials	9.1
Real Estate	2.0
Technology	51.7
Telecommunications	0.8
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
23

Mega Cap Growth Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.8%)
Basic Materials (1.3%)
	Linde plc	378,260	106,995
	Ecolab Inc.	193,990	31,781
			138,776
Consumer Discretionary (26.1%)
*	Amazon.com Inc.	6,520,476	826,601
*	Tesla Inc.	1,991,649	548,918
	Home Depot Inc.	774,765	223,458
	Costco Wholesale Corp.	334,186	174,478
*	Walt Disney Co.	1,373,991	153,997
	McDonald's Corp.	557,445	140,632
	NIKE Inc. Class B	956,108	101,778
	Lowe's Cos. Inc.	491,628	95,445
*	Netflix Inc.	335,163	74,929
	Starbucks Corp.	865,092	72,728
*	Booking Holdings Inc.	30,591	57,383
	TJX Cos. Inc.	841,459	52,465
	Dollar General Corp.	172,494	40,954
	Estee Lauder Cos. Inc. Class A	157,379	40,034
*	Uber Technologies Inc.	1,331,020	38,280
*	O'Reilly Automotive Inc.	49,610	34,584
	Marriott International Inc. Class A	222,324	34,180
*	Airbnb Inc. Class A	259,819	29,391
	Electronic Arts Inc.	211,161	26,790
*	Lululemon Athletica Inc.	87,988	26,393
	Yum! Brands Inc.	215,152	23,933
	Ross Stores Inc.	265,081	22,869
	Activision Blizzard Inc.	265,339	20,826
*	Chipotle Mexican Grill Inc. Class A	9,959	15,903
*	AutoZone Inc.	7,402	15,686
	Hilton Worldwide Holdings Inc.	105,057	13,380
*	Rivian Automotive Inc. Class A	403,419	13,196
*	Las Vegas Sands Corp.	130,266	4,902
			2,924,113
Consumer Staples (0.8%)
*	Monster Beverage Corp.	279,597	24,837
	Hershey Co.	110,346	24,791
	Colgate-Palmolive Co.	315,966	24,712
	Brown-Forman Corp. Class B	218,577	15,890
		Shares	Market Value• ($000)
	Brown-Forman Corp. Class A	29,035	2,049
			92,279
Energy (0.4%)
	Pioneer Natural Resources Co.	173,274	43,877
Financials (1.9%)
	S&P Global Inc.	256,420	90,306
	Blackstone Inc.	527,887	49,589
	Aon plc Class A (XNYS)	152,141	42,487
	Moody's Corp.	118,318	33,664
			216,046
Health Care (5.8%)
	Thermo Fisher Scientific Inc.	295,122	160,936
	Danaher Corp.	246,916	66,645
*	Intuitive Surgical Inc.	270,919	55,739
*	Vertex Pharmaceuticals Inc.	192,837	54,334
	Zoetis Inc.	319,476	50,008
*	Regeneron Pharmaceuticals Inc.	77,269	44,898
*	Boston Scientific Corp.	1,077,670	43,441
*	Edwards Lifesciences Corp.	469,011	42,258
*	Moderna Inc.	255,198	33,755
	Agilent Technologies Inc.	225,493	28,919
	Stryker Corp.	128,371	26,342
*	Illumina Inc.	118,489	23,892
*	IDEXX Laboratories Inc.	31,746	11,035
*	Align Technology Inc.	29,414	7,168
			649,370
Industrials (9.1%)
	Visa Inc. Class A	1,240,627	246,525
	Mastercard Inc. Class A	654,695	212,363
	Accenture plc Class A	499,292	144,026
*	PayPal Holdings Inc.	873,487	81,619
*	Boeing Co.	446,323	71,523
	United Parcel Service Inc. Class B	277,019	53,883
*	Fiserv Inc.	438,742	44,396
	Sherwin-Williams Co.	176,573	40,982
	Automatic Data Processing Inc.	157,617	38,523
	Paychex Inc.	245,117	30,233
*	Block Inc. (XNYS)	391,407	26,972
24

Mega Cap Growth Index Fund
		Shares	Market Value• ($000)
	Global Payments Inc.	212,450	26,393
			1,017,438
Real Estate (2.0%)
	American Tower Corp.	350,105	88,944
	Crown Castle Inc.	326,588	55,791
	Equinix Inc.	68,673	45,144
	Public Storage	112,575	37,243
			227,122
Technology (51.6%)
	Apple Inc.	11,592,834	1,822,625
	Microsoft Corp.	5,638,858	1,474,392
*	Alphabet Inc. Class A	4,537,139	491,009
*	Alphabet Inc. Class C	4,015,560	438,298
*	Meta Platforms Inc. Class A	1,729,117	281,725
	NVIDIA Corp.	1,793,306	270,682
*	Adobe Inc.	356,117	132,988
	Texas Instruments Inc.	694,844	114,795
*	Salesforce Inc.	711,699	111,111
*	Advanced Micro Devices Inc.	1,222,374	103,743
	Intuit Inc.	202,088	87,258
*	ServiceNow Inc.	151,268	65,744
	Applied Materials Inc.	666,337	62,682
	Lam Research Corp.	104,649	45,827
	KLA Corp.	112,523	38,723
*	Snowflake Inc. Class A	201,776	36,511
*	Autodesk Inc.	164,134	33,113
*	Crowdstrike Holdings Inc. Class A	152,971	27,934
*	Workday Inc. Class A	149,880	24,664
	Micron Technology Inc.	421,181	23,809
*	Palo Alto Networks Inc.	37,576	20,923
	Roper Technologies Inc.	39,850	16,043
	Marvell Technology Inc.	320,916	15,025
		Shares	Market Value• ($000)
*	Zoom Video Communications Inc. Class A	161,434	12,979
*	Fortinet Inc.	257,017	12,514
*	DoorDash Inc. Class A	95,855	5,742
*	Snap Inc. Class A	384,979	4,189
			5,775,048
Telecommunications (0.8%)
*	T-Mobile US Inc.	472,245	67,984
*	Charter Communications Inc. Class A	60,300	24,882
			92,866
Total Common Stocks (Cost $9,648,311)			11,176,935
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[1]	Vanguard Market Liquidity Fund 2.284% (Cost $8,705)	87,084	8,706
Total Investments (99.9%) (Cost $9,657,016)			11,185,641
Other Assets and Liabilities—Net (0.1%)			9,312
Net Assets (100%)			11,194,953
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini NASDAQ 100 Index	September 2022	67	16,462	(533)
E-mini S&P 500 Index	September 2022	7	1,385	20
				(513)

See accompanying Notes, which are an integral part of the Financial Statements.
25

Mega Cap Growth Index Fund
Statement of Assets and Liabilities
As of August 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $9,648,311)	11,176,935
Affiliated Issuers (Cost $8,705)	8,706
Total Investments in Securities	11,185,641
Investment in Vanguard	423
Cash	6
Cash Collateral Pledged—Futures Contracts	925
Receivables for Accrued Income	8,463
Total Assets	11,195,458
Liabilities
Payables for Investment Securities Purchased	15
Payables for Capital Shares Redeemed	26
Payables to Vanguard	370
Variation Margin Payable—Futures Contracts	94
Total Liabilities	505
Net Assets	11,194,953
At August 31, 2022, net assets consisted of:

Paid-in Capital	10,148,748
Total Distributable Earnings (Loss)	1,046,205
Net Assets	11,194,953

ETF Shares—Net Assets
Applicable to 57,214,192 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	11,168,152
Net Asset Value Per Share—ETF Shares	$195.20

Institutional Shares—Net Assets
Applicable to 69,121 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	26,801
Net Asset Value Per Share—Institutional Shares	$387.74

See accompanying Notes, which are an integral part of the Financial Statements.
26

Mega Cap Growth Index Fund
Statement of Operations

Year Ended August 31, 2022
($000)
Investment Income
Income
Dividends	71,840
Interest[1]	43
Securities Lending—Net	232
Total Income	72,115
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,330
Management and Administrative—ETF Shares	6,394
Management and Administrative—Institutional Shares	2
Marketing and Distribution—ETF Shares	573
Marketing and Distribution—Institutional Shares	1
Custodian Fees	21
Auditing Fees	29
Shareholders’ Reports—ETF Shares	290
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	5
Other Expenses	36
Total Expenses	8,681
Net Investment Income	63,434
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	862,071
Futures Contracts	(3,284)
Realized Net Gain (Loss)	858,787
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(3,908,352)
Futures Contracts	(2,041)
Change in Unrealized Appreciation (Depreciation)	(3,910,393)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,988,172)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $42,000, ($4,000), $1,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $1,135,693,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
27

Mega Cap Growth Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	63,434	60,577
Realized Net Gain (Loss)	858,787	1,329,075
Change in Unrealized Appreciation (Depreciation)	(3,910,393)	1,201,098
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,988,172)	2,590,750
Distributions
ETF Shares	(57,769)	(61,584)
Institutional Shares	(185)	(342)
Total Distributions	(57,954)	(61,926)
Capital Share Transactions
ETF Shares	1,490,053	2,252
Institutional Shares	(9,451)	(44,428)
Net Increase (Decrease) from Capital Share Transactions	1,480,602	(42,176)
Total Increase (Decrease)	(1,565,524)	2,486,648
Net Assets
Beginning of Period	12,760,477	10,273,829
End of Period	11,194,953	12,760,477

See accompanying Notes, which are an integral part of the Financial Statements.
28

Mega Cap Growth Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$248.50	$196.25	$132.22	$127.79	$104.09
Investment Operations
Net Investment Income[1]	1.151	1.220	1.358	1.588	1.485
Net Realized and Unrealized Gain (Loss) on Investments	(53.389)	52.279	64.007	3.860	23.677
Total from Investment Operations	(52.238)	53.499	65.365	5.448	25.162
Distributions
Dividends from Net Investment Income	(1.062)	(1.249)	(1.335)	(1.018)	(1.462)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.062)	(1.249)	(1.335)	(1.018)	(1.462)
Net Asset Value, End of Period	$195.20	$248.50	$196.25	$132.22	$127.79
Total Return	-21.08%	27.41%	49.84%	4.32%	24.38%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,168	$12,714	$10,193	$4,388	$4,152
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	0.51%	0.58%	0.90%	1.30%	1.29%
Portfolio Turnover Rate[2]	5%	8%	6%	14%	9%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
29

Mega Cap Growth Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$493.61	$389.78	$262.63	$253.80	$206.74
Investment Operations
Net Investment Income[1]	2.279	2.498	2.707	3.184	2.963
Net Realized and Unrealized Gain (Loss) on Investments	(106.001)	103.822	127.126	7.684	47.023
Total from Investment Operations	(103.722)	106.320	129.833	10.868	49.986
Distributions
Dividends from Net Investment Income	(2.148)	(2.489)	(2.683)	(2.038)	(2.926)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.148)	(2.489)	(2.683)	(2.038)	(2.926)
Net Asset Value, End of Period	$387.74	$493.61	$389.78	$262.63	$253.80
Total Return	-21.07%	27.43%	49.87%	4.34%	24.39%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$27	$46	$81	$43	$43
Ratio of Total Expenses to Average Net Assets	0.06%	0.06%	0.06%	0.06%	0.06%
Ratio of Net Investment Income to Average Net Assets	0.50%	0.62%	0.91%	1.31%	1.30%
Portfolio Turnover Rate[2]	5%	8%	6%	14%	9%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
30

Mega Cap Growth Index Fund
Notes to Financial Statements
Vanguard Mega Cap Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
31

Mega Cap Growth Index Fund
During the year ended August 31, 2022, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple
32

Mega Cap Growth Index Fund
Secured Overnight Financing Rate inclusive of an additional agreed-upon spread.  However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2022, the fund had contributed to Vanguard capital in the amount of $423,000, representing less than 0.01% of the fund’s net assets and 0.17% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
33

Mega Cap Growth Index Fund
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At August 31, 2022, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	1,135,705
Total Distributable Earnings (Loss)	(1,135,705)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	16,764
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(496,091)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	1,525,532
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	57,954	61,926
Long-Term Capital Gains	—	—
Total	57,954	61,926
*	Includes short-term capital gains, if any.
34

Mega Cap Growth Index Fund
As of August 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	9,660,110
Gross Unrealized Appreciation	2,614,559
Gross Unrealized Depreciation	(1,089,027)
Net Unrealized Appreciation (Depreciation)	1,525,532
E.	During the year ended August 31, 2022, the fund purchased $4,135,852,000 of investment securities and sold $2,634,270,000 of investment securities, other than temporary cash investments. Purchases and sales include $3,462,643,000 and $2,016,062,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2022, such purchases were $256,985,000 and sales were $232,892,000, resulting in net realized loss of $186,730,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	3,516,757	15,200	2,269,215	10,750
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(2,026,704)	(9,150)	(2,266,963)	(11,525)
Net Increase (Decrease)—ETF Shares	1,490,053	6,050	2,252	(775)
Institutional Shares
Issued	1,938	5	13,626	29
Issued in Lieu of Cash Distributions	184	—	341	1
Redeemed	(11,573)	(29)	(58,395)	(145)
Net Increase (Decrease)—Institutional Shares	(9,451)	(24)	(44,428)	(115)
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2022, that would require recognition or disclosure in these financial statements.
35

Mega Cap Value Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2012, Through August 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Mega Cap Value Index Fund ETF Shares Net Asset Value	-2.51%	9.67%	11.71%	$30,263
Mega Cap Value Index Fund ETF Shares Market Price	-2.50	9.67	11.70	30,236
Spliced Mega Cap Value Index	-2.44	9.72	11.78	30,446
Dow Jones U.S. Total Stock Market Float Adjusted Index	-13.73	11.16	12.66	32,942
Spliced Mega Cap Value Index: MSCI US Large Cap Value Index through April 16, 2013; CRSP US Mega Cap Value Index thereafter.

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Mega Cap Value Index Fund Institutional Shares	-2.49%	9.69%	11.73%	$15,162,608
Spliced Mega Cap Value Index	-2.44	9.72	11.78	15,223,247
Dow Jones U.S. Total Stock Market Float Adjusted Index	-13.73	11.16	12.66	16,470,991
See Financial Highlights for dividend and capital gains information.
36

Mega Cap Value Index Fund
Cumulative Returns of ETF Shares: August 31, 2012, Through August 31, 2022
	One Year	Five Years	Ten Years
Mega Cap Value Index Fund ETF Shares Market Price	-2.50%	58.62%	202.36%
Mega Cap Value Index Fund ETF Shares Net Asset Value	-2.51	58.61	202.63
Spliced Mega Cap Value Index	-2.44	59.01	204.46
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
37

Mega Cap Value Index Fund
Fund Allocation
As of August 31, 2022
Basic Materials	1.3%
Consumer Discretionary	3.3
Consumer Staples	12.0
Energy	8.5
Financials	19.4
Health Care	23.3
Industrials	14.1
Real Estate	0.8
Technology	7.2
Telecommunications	4.7
Utilities	5.4
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
38

Mega Cap Value Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.9%)
Basic Materials (1.3%)
	Air Products and Chemicals Inc.	95,122	24,013
	Freeport-McMoRan Inc.	622,374	18,422
	Dow Inc.	312,034	15,914
	Newmont Corp.	339,697	14,050
			72,399
Consumer Discretionary (3.3%)
	Walmart Inc.	590,295	78,244
	Target Corp.	199,028	31,912
	Ford Motor Co.	1,694,387	25,822
	General Motors Co.	563,201	21,520
*	Warner Bros Discovery Inc.	936,069	12,394
	Activision Blizzard Inc.	150,827	11,838
	eBay Inc.	120,114	5,301
*,1	Lucid Group Inc.	125,031	1,918
			188,949
Consumer Staples (12.0%)
	Procter & Gamble Co.	1,029,067	141,949
	Coca-Cola Co.	1,673,535	103,274
	PepsiCo Inc.	593,033	102,162
	Philip Morris International Inc.	665,080	63,508
	CVS Health Corp.	562,614	55,221
	Mondelez International Inc. Class A	593,672	36,725
	Altria Group Inc.	776,896	35,054
	General Mills Inc.	258,005	19,815
	Kimberly-Clark Corp.	144,607	18,440
	Sysco Corp.	218,869	17,995
	Constellation Brands Inc. Class A	62,792	15,450
	Colgate-Palmolive Co.	179,606	14,047
	Keurig Dr Pepper Inc.	364,714	13,903
	McKesson Corp.	31,150	11,432
	Walgreens Boots Alliance Inc.	314,776	11,036
	Kraft Heinz Co.	288,449	10,788
	Archer-Daniels-Midland Co.	120,672	10,606
			681,405
Energy (8.5%)
	Exxon Mobil Corp.	1,806,924	172,724
	Chevron Corp.	758,521	119,892
	ConocoPhillips	554,817	60,725
	EOG Resources Inc.	251,245	30,476
	Marathon Petroleum Corp.	232,233	23,397
	Schlumberger NV	606,776	23,149
		Shares	Market Value• ($000)
	Kinder Morgan Inc.	874,391	16,019
	Occidental Petroleum Corp.	160,531	11,398
	Valero Energy Corp.	87,390	10,235
	Phillips 66	103,155	9,228
	Williams Cos. Inc.	261,393	8,895
			486,138
Financials (19.4%)
*	Berkshire Hathaway Inc. Class B	618,319	173,624
	JPMorgan Chase & Co.	1,259,795	143,277
	Bank of America Corp.	2,937,674	98,735
	Wells Fargo & Co.	1,626,027	71,074
	Morgan Stanley	600,111	51,142
	Goldman Sachs Group Inc.	147,301	49,003
	Charles Schwab Corp.	662,780	47,024
	BlackRock Inc.	61,755	41,153
	Citigroup Inc.	790,876	38,603
	Marsh & McLennan Cos. Inc.	215,823	34,827
*	Berkshire Hathaway Inc. Class A	82	34,547
	Chubb Ltd.	172,765	32,661
	Progressive Corp.	250,798	30,760
	CME Group Inc.	154,021	30,128
	PNC Financial Services Group Inc.	177,558	28,054
	Truist Financial Corp.	570,758	26,734
	US Bancorp	573,405	26,153
	Intercontinental Exchange Inc.	239,696	24,173
	MetLife Inc.	261,454	16,819
	Travelers Cos. Inc.	102,837	16,623
	Prudential Financial Inc.	160,713	15,388
	Aflac Inc.	248,562	14,770
	Allstate Corp.	117,916	14,209
	Bank of New York Mellon Corp.	311,495	12,936
	KKR & Co. Inc.	241,128	12,192
	T Rowe Price Group Inc.	97,394	11,687
	American International Group Inc.	169,889	8,792
			1,105,088
Health Care (23.2%)
	UnitedHealth Group Inc.	402,364	208,960
	Johnson & Johnson	1,128,679	182,101
	Eli Lilly & Co.	366,771	110,482
	Pfizer Inc.	2,406,586	108,850
	AbbVie Inc.	757,882	101,905
	Merck & Co. Inc.	1,084,717	92,591
39

Mega Cap Value Index Fund
		Shares	Market Value• ($000)
	Abbott Laboratories	751,127	77,103
	Bristol-Myers Squibb Co.	913,295	61,565
	Amgen Inc.	229,131	55,060
	Medtronic plc	575,705	50,616
	Elevance Health Inc.	103,386	50,154
	Cigna Corp.	136,041	38,561
	Danaher Corp.	140,320	37,874
	Gilead Sciences Inc.	538,261	34,163
	Becton Dickinson and Co.	122,239	30,856
	Humana Inc.	54,289	26,155
	HCA Healthcare Inc.	95,192	18,836
	Stryker Corp.	72,880	14,955
	Baxter International Inc.	215,897	12,405
*	Biogen Inc.	62,770	12,264
			1,325,456
Industrials (14.1%)
	Union Pacific Corp.	269,407	60,485
	Raytheon Technologies Corp.	638,093	57,269
	Honeywell International Inc.	291,803	55,253
	Lockheed Martin Corp.	114,104	47,936
	Deere & Co.	118,540	43,297
	Caterpillar Inc.	228,881	42,277
	American Express Co.	242,450	36,852
	General Electric Co.	472,288	34,685
	United Parcel Service Inc. Class B	157,447	30,625
[1]	3M Co.	244,331	30,383
	CSX Corp.	932,256	29,506
	Northrop Grumman Corp.	60,014	28,686
	Norfolk Southern Corp.	102,112	24,826
	Fidelity National Information Services Inc.	261,971	23,936
	Illinois Tool Works Inc.	120,338	23,445
	Eaton Corp. plc	171,242	23,399
	General Dynamics Corp.	101,280	23,186
	Automatic Data Processing Inc.	89,650	21,911
	FedEx Corp.	99,966	21,074
	Emerson Electric Co.	254,844	20,831
	L3Harris Technologies Inc.	82,685	18,868
	Capital One Financial Corp.	168,453	17,826
	Johnson Controls International plc	297,979	16,133
	Trane Technologies plc	100,197	15,437
	Parker-Hannifin Corp.	55,058	14,590
	Cummins Inc.	60,484	13,026
	PPG Industries Inc.	101,210	12,852
	DuPont de Nemours Inc.	196,252	10,919
	Otis Worldwide Corp.	90,627	6,545
			806,058
Real Estate (0.8%)
	Prologis Inc.	317,130	39,486
	Simon Property Group Inc.	70,366	7,176
			46,662
Technology (7.2%)
	Broadcom Inc.	166,295	82,999
	QUALCOMM Inc.	480,467	63,551
	Intel Corp.	1,754,300	55,997
	International Business Machines Corp.	385,937	49,574
		Shares	Market Value• ($000)
	Oracle Corp.	629,811	46,700
	Analog Devices Inc.	223,057	33,800
	TE Connectivity Ltd.	138,428	17,471
	Cognizant Technology Solutions Corp. Class A	223,269	14,104
	Micron Technology Inc.	239,399	13,533
	HP Inc.	398,862	11,451
	VMware Inc. Class A	90,267	10,474
	Roper Technologies Inc.	22,690	9,135
	Dell Technologies Inc. Class C	111,715	4,278
			413,067
Telecommunications (4.7%)
	Verizon Communications Inc.	1,711,434	71,555
	Cisco Systems Inc.	1,598,617	71,490
	Comcast Corp. Class A	1,917,975	69,411
	AT&T Inc.	3,069,075	53,832
			266,288
Utilities (5.4%)
	NextEra Energy Inc.	842,820	71,690
	Duke Energy Corp.	330,376	35,320
	Southern Co.	455,769	35,126
	Waste Management Inc.	177,948	30,079
	Dominion Energy Inc.	348,125	28,477
	Sempra Energy (XNYS)	134,874	22,250
	American Electric Power Co. Inc.	220,141	22,058
	Exelon Corp.	420,972	18,485
	Xcel Energy Inc.	233,235	17,318
	Public Service Enterprise Group Inc.	213,861	13,764
	Republic Services Inc. Class A	88,020	12,562
			307,129
Total Common Stocks (Cost $4,972,117)			5,698,639
Temporary Cash Investments (0.6%)
Money Market Fund (0.6%)
[2,3]	Vanguard Market Liquidity Fund, 2.284% (Cost $32,579)	325,890	32,579
Total Investments (100.5%) (Cost $5,004,696)			5,731,218
Other Assets and Liabilities—Net (-0.5%)			(29,366)
Net Assets (100%)			5,701,852
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $31,625,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $32,578,000 was received for securities on loan.

40

Mega Cap Value Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2022	16	3,165	(178)

See accompanying Notes, which are an integral part of the Financial Statements.
41

Mega Cap Value Index Fund
Statement of Assets and Liabilities
As of August 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $4,972,117)	5,698,639
Affiliated Issuers (Cost $32,579)	32,579
Total Investments in Securities	5,731,218
Investment in Vanguard	209
Cash	24,012
Cash Collateral Pledged—Futures Contracts	290
Receivables for Accrued Income	14,490
Receivables for Capital Shares Issued	155
Total Assets	5,770,374
Liabilities
Payables for Investment Securities Purchased	35,714
Collateral for Securities on Loan	32,578
Payables for Capital Shares Redeemed	8
Payables to Vanguard	177
Variation Margin Payable—Futures Contracts	45
Total Liabilities	68,522
Net Assets	5,701,852
1 Includes $31,625 of securities on loan.
At August 31, 2022, net assets consisted of:

Paid-in Capital	5,093,764
Total Distributable Earnings (Loss)	608,088
Net Assets	5,701,852

ETF Shares—Net Assets
Applicable to 57,165,748 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,585,958
Net Asset Value Per Share—ETF Shares	$97.72

Institutional Shares—Net Assets
Applicable to 598,105 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	115,894
Net Asset Value Per Share—Institutional Shares	$193.77

See accompanying Notes, which are an integral part of the Financial Statements.
42

Mega Cap Value Index Fund
Statement of Operations

Year Ended August 31, 2022
($000)
Investment Income
Income
Dividends	132,494
Interest[1]	9
Securities Lending—Net	93
Total Income	132,596
Expenses
The Vanguard Group—Note B
Investment Advisory Services	640
Management and Administrative—ETF Shares	2,547
Management and Administrative—Institutional Shares	54
Marketing and Distribution—ETF Shares	213
Marketing and Distribution—Institutional Shares	3
Custodian Fees	25
Auditing Fees	29
Shareholders’ Reports—ETF Shares	146
Shareholders’ Reports—Institutional Shares	2
Trustees’ Fees and Expenses	2
Other Expenses	10
Total Expenses	3,671
Net Investment Income	128,925
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	246,505
Futures Contracts	(201)
Realized Net Gain (Loss)	246,304
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(552,917)
Futures Contracts	(385)
Change in Unrealized Appreciation (Depreciation)	(553,302)
Net Increase (Decrease) in Net Assets Resulting from Operations	(178,073)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $7,000, $2,000, $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $287,914,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
43

Mega Cap Value Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	128,925	97,874
Realized Net Gain (Loss)	246,304	126,813
Change in Unrealized Appreciation (Depreciation)	(553,302)	878,724
Net Increase (Decrease) in Net Assets Resulting from Operations	(178,073)	1,103,411
Distributions
ETF Shares	(119,211)	(89,173)
Institutional Shares	(3,022)	(3,020)
Total Distributions	(122,233)	(92,193)
Capital Share Transactions
ETF Shares	1,294,327	592,269
Institutional Shares	(6,904)	(22,744)
Net Increase (Decrease) from Capital Share Transactions	1,287,423	569,525
Total Increase (Decrease)	987,117	1,580,743
Net Assets
Beginning of Period	4,714,735	3,133,992
End of Period	5,701,852	4,714,735

See accompanying Notes, which are an integral part of the Financial Statements.
44

Mega Cap Value Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$102.64	$78.96	$78.94	$79.89	$70.19
Investment Operations
Net Investment Income[1]	2.519	2.271	2.271	2.261	1.893
Net Realized and Unrealized Gain (Loss) on Investments	(5.016)	23.557	(.044)	(1.027)	9.668
Total from Investment Operations	(2.497)	25.828	2.227	1.234	11.561
Distributions
Dividends from Net Investment Income	(2.423)	(2.148)	(2.207)	(2.184)	(1.861)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.423)	(2.148)	(2.207)	(2.184)	(1.861)
Net Asset Value, End of Period	$97.72	$102.64	$78.96	$78.94	$79.89
Total Return	-2.51%	33.17%	2.94%	1.69%	16.71%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,586	$4,587	$3,017	$2,448	$2,120
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	2.45%	2.47%	2.90%	2.90%	2.50%
Portfolio Turnover Rate[2]	8%	11%	9%	10%	8%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
45

Mega Cap Value Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$203.54	$156.56	$156.53	$158.41	$139.18
Investment Operations
Net Investment Income[1]	4.999	4.492	4.522	4.467	3.743
Net Realized and Unrealized Gain (Loss) on Investments	(9.947)	46.761	(.102)	(2.002)	19.188
Total from Investment Operations	(4.948)	51.253	4.420	2.465	22.931
Distributions
Dividends from Net Investment Income	(4.822)	(4.274)	(4.390)	(4.345)	(3.701)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(4.822)	(4.274)	(4.390)	(4.345)	(3.701)
Net Asset Value, End of Period	$193.77	$203.54	$156.56	$156.53	$158.41
Total Return	-2.49%	33.22%	3.00%	1.68%	16.71%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$116	$128	$117	$134	$131
Ratio of Total Expenses to Average Net Assets	0.06%	0.06%	0.06%	0.06%	0.06%
Ratio of Net Investment Income to Average Net Assets	2.45%	2.49%	2.89%	2.91%	2.51%
Portfolio Turnover Rate[2]	8%	11%	9%	10%	8%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
46

Mega Cap Value Index Fund
Notes to Financial Statements
Vanguard Mega Cap Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
47

Mega Cap Value Index Fund
During the year ended August 31, 2022, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple
48

Mega Cap Value Index Fund
Secured Overnight Financing Rate inclusive of an additional agreed-upon spread.  However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2022, the fund had contributed to Vanguard capital in the amount of $209,000, representing less than 0.01% of the fund’s net assets and 0.08% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
49

Mega Cap Value Index Fund
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At August 31, 2022, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	287,822
Total Distributable Earnings (Loss)	(287,822)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	28,819
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(141,560)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	720,829
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	122,233	92,193
Long-Term Capital Gains	—	—
Total	122,233	92,193
*	Includes short-term capital gains, if any.
50

Mega Cap Value Index Fund
As of August 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	5,010,388
Gross Unrealized Appreciation	1,011,123
Gross Unrealized Depreciation	(290,294)
Net Unrealized Appreciation (Depreciation)	720,829
E.	During the year ended August 31, 2022, the fund purchased $2,406,255,000 of investment securities and sold $1,104,777,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,921,908,000 and $675,630,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2022, such purchases were $180,455,000 and sales were $72,501,000, resulting in net realized loss of $5,417,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	1,983,469	19,305	985,809	10,826
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(689,142)	(6,825)	(393,540)	(4,350)
Net Increase (Decrease)—ETF Shares	1,294,327	12,480	592,269	6,476
Institutional Shares
Issued	12,673	62	9,063	52
Issued in Lieu of Cash Distributions	939	5	1,668	10
Redeemed	(20,516)	(99)	(33,475)	(180)
Net Increase (Decrease)—Institutional Shares	(6,904)	(32)	(22,744)	(118)
At August 31, 2022, one shareholder was a record or beneficial owner of 29% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2022, that would require recognition or disclosure in these financial statements.
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Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Mega Cap Index Fund, Vanguard Mega Cap Growth Index Fund and Vanguard Mega Cap Value Index Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Mega Cap Index Fund, Vanguard Mega Cap Growth Index Fund and Vanguard Mega Cap Value Index Fund (three of the funds constituting Vanguard World Fund, hereafter collectively referred to as the "Funds") as of August 31, 2022, the related statements of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2022 and each of the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers  LLP
Philadelphia, Pennsylvania
October 18, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
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Tax information (unaudited)
The following percentages, or if subsequently determined to be different, the maximum percentages allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction for corporate shareholders:
Fund	Percentage
Mega Cap Index Fund	98.6%
Mega Cap Growth Index Fund	97.3
Mega Cap Value Index Fund	99.1
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as qualified dividend income for individual shareholders for the fiscal year.
Fund	($000)
Mega Cap Index Fund	57,481
Mega Cap Growth Index Fund	57,954
Mega Cap Value Index Fund	122,233
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as interest earned from obligations of the U.S. government which is generally exempt from state income tax.
Fund	($000)
Mega Cap Index Fund	29
Mega Cap Growth Index Fund	15
Mega Cap Value Index Fund	3
53

Trustees Approve Advisory Arrangements
The board of trustees of Vanguard Mega Cap Index Fund, Vanguard Mega Cap Growth Index Fund, and Vanguard Mega Cap Value Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decisions upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about each fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.
Nature, extent, and quality of services
The board reviewed the quality of each fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.
Investment performance
The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue.
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Cost
The board concluded that each fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also below the peer-group average.
The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that each fund’s arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.
The board will consider whether to renew the advisory arrangements again after a one-year period.
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Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard World Fund approved the appointment of liquidity risk management program administrators responsible for administering the Program for Vanguard Mega Cap Index Fund, Vanguard Mega Cap Growth Index Fund, and Vanguard Mega Cap Value Index Fund, and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2021, through December 31, 2021 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the funds' liquidity risk.
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The CRSP US Mega Cap Index, CRSP US Mega Cap Growth Index, and CRSP US Mega Cap Value Index (the “Indexes”) are products of the Center for Research in Security Prices (“CRSP”) at the Booth School of Business of the University of Chicago (“University”), and have been licensed for use by Vanguard. CRSP® is a trademark of the University and has been licensed by the University for use for certain purposes by Vanguard. Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund are not sponsored, endorsed, sold or promoted by the University. The University makes no representation or warranty, express or implied, to the owners of Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund particularly or the ability of the Indexes to track general market performance. The Indexes are determined, composed and calculated without regard to Vanguard or Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund. The University has no obligation to take the needs of Vanguard or the owners of Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund into consideration in determining, composing or calculating the Index. The University is not responsible for and has not participated in the determination of the prices, and amount of Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund or the timing of the issuance or sale of Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund or in the determination or calculation of the equation by which Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund are to be converted into cash, surrendered or redeemed, as the case may be. The University has no obligation or liability in connection with the administration, marketing or trading of Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund. There is no assurance that investment products based on the Indexes will accurately track index performance or provide positive investment returns. The University is not an investment advisor. Inclusion of a security within an index is not a recommendation by the University to buy, sell, or hold such security, nor is it considered to be investment advice.
THE UNIVERSITY DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. THE UNIVERSITY SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. THE UNIVERSITY MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF VANGUARD MEGA CAP INDEX FUND, MEGA CAP GROWTH INDEX FUND, AND MEGA CAP VALUE INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL THE UNIVERSITY BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN THE UNIVERSITY AND VANGUARD, OTHER THAN THE LICENSORS, IF ANY, OF THE UNIVERSITY.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
© 2022 The Vanguard Group, Inc.
All rights reserved.
U.S. Patent Nos. 6,879,964.
Vanguard Marketing Corporation, Distributor.
Q8280 102022

Annual Report  |  August 31, 2022
Vanguard Global Wellington™ Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended August 31, 2022, Vanguard Global Wellington Fund returned –8.43% for Investor Shares and –8.33% for Admiral Shares. Its benchmark returned –14.13%.
•	The investment outlook grew more challenging during the fiscal year. Sentiment deteriorated as inflation soared to multidecade highs, fueled in part by higher energy and food prices in the wake of Russia’s invasion of Ukraine. Many central banks reacted by raising interest rates, which weighed on bond prices and sparked fears of recession.
•	The fund’s performance in stocks relative to its benchmark was helped most by selection in industrials, consumer discretionary, and health care. Materials stocks detracted. By region, selection in North America, by far the largest weighting in the fund and the index, and Europe contributed most.
•	In fixed income, relative performance was helped by underweight allocations to supranational, sovereign, and local agency bonds and by the fund’s positioning in consumer noncyclicals. The fund’s shorter duration compared with that of the benchmark also helped. Overweights to commercial mortgage-backed and asset-backed securities detracted most.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-12.96%	12.14%	11.61%
Russell 2000 Index (Small-caps)	-17.88	8.59	6.95
Russell 3000 Index (Broad U.S. market)	-13.28	11.90	11.29
FTSE All-World ex US Index (International)	-19.00	3.48	2.12
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-11.65%	-2.01%	0.54%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-8.63	-0.83	1.28
FTSE Three-Month U.S. Treasury Bill Index	0.44	0.56	1.10
CPI
Consumer Price Index	8.26%	4.90%	3.82%
1

Advisor’s Report
Vanguard Global Wellington Fund returned –8.43% for Investor Shares and –8.33% for Admiral Shares for the year ended August 31, 2022. The fund outperformed the –14.13% return of its custom benchmark, which is weighted 65% in the FTSE Developed Index (net of tax) and 35% in the Bloomberg Fixed Income Composite Index. The composite index consists of 80% Bloomberg Global Aggregate Credit Index (USD Hedged), 10% Bloomberg Global Aggregate Treasury Index (USD Hedged), and 10% Bloomberg Global Aggregate Securitized Index (USD Hedged).
Investment environment
Global equity markets declined over the period. The Standard & Poor’s 500 Index returned –11.23%, the FTSE Developed Index (net of tax) returned –15.14%, and the MSCI EAFE Index (gross) returned –19.37%.
Volatility spiked sharply amid rising geopolitical instability, tighter monetary policy to address accelerating inflation, and fears about the global economic growth outlook. This was partially offset by generally improving COVID-19 trends and a resilient economic backdrop. Russia’s attack on Ukraine forced millions to flee as fighting intensified and living conditions deteriorated rapidly in many cities. U.S. and NATO allies imposed severe economic sanctions on Russia, largely cutting off its economy from global financial markets and limiting the ability of its central bank to take counteractive measures. Prices for natural gas, select grains, and metals surged, and Brent crude oil prices topped USD$100 per barrel amid expectations that sanctions would cripple Russian energy exports and restrict supplies of key commodities.
Despite uncertainty about the economic risks posed by the conflict, most global central banks showed greater urgency in scaling back monetary stimulus and pressing ahead with interest rate hikes because of heightened concerns about soaring inflation. Energy prices rose as the war severely pressured oil and natural gas supplies. Europe’s energy crisis intensified; natural gas supplies fell 60% from normal levels amid gas-flow disruptions in the Nord Stream 1 pipeline, forcing governments to scramble to build inventories before winter.
U.S. fixed income markets generated negative returns for the 12 months. Most fixed income spread sectors underperformed government bonds amid increasing concerns that tighter financial conditions resulting from less accommodative policy could tip the global economy into recession. The Bloomberg U.S. Aggregate Index returned –11.52%, driven by sharply rising Treasury yields as the Federal Reserve took action to rein in inflation. Global fixed income markets, as measured by the custom Bloomberg Fixed Income Composite Index, returned –12.76%.
Fixed income sectors cemented their worst-ever start to a year during the first half of 2022, followed by sharply negative returns toward the end of the fund’s fiscal year. Inflation pressures remained acute, though commodity prices declined sharply

2

late in the period to provide some relief. The strong U.S. labor market persisted, while housing market resilience was tested by surging mortgage rates, lack of inventory, and home-price appreciation. Investment-grade corporate bonds generated excess return of –2.45%, while high-yield corporate spreads generated excess return of –3.54%, according to Bloomberg Index data.
Global gross domestic product growth largely continued to recover early in the 12 months before GDP exhibited some divergence, with notable contraction in the U.S. and Japan. Western sanctions on Russia led to retaliatory measures that raised concerns about Europe’s energy security. By the end of the period, global growth had slowed moderately, driven by tightening financial conditions, but inflation continued, and most major central banks became more hawkish.
Absolute returns were negative for fixed income sectors for the period. On an excess return basis, higher quality generally performed better; securities rated BBB had an excess return of –3.01%, compared with –2.02% for A-rated securities, –1.10% for AA-rated, and –1.23% for AAA-rated.
The fund’s successes
In the equity portfolio, outperformance was driven by strong security selection, notably within industrials, consumer discretionary, and health care. Sector allocation, a fallout of our bottom-up process, also helped, as an underweight to communication services and an overweight to utilities aided relative performance.
Within energy, an overweight to Pioneer, a U.S.-based oil and gas exploration and production company, contributed most to relative returns. The company reported its highest quarterly earnings in more than two years as crude oil prices soared, in part because of the war in Ukraine. The company also announced a 95% increase in quarterly dividend payouts. We like Pioneer’s financial resilience; we believe it has one of the cleanest balance sheets in the industry and a resource base sufficient to maintain production, as it is not subject to potential future restrictions on drilling on federal lands. Pioneer’s cost structure is favorable, with scale to capture operating leverage despite rising costs. We believe that Pioneer, which has no refining exposure, should continue to benefit from supply/demand imbalances. The company’s capital allocation priority is to return excess cash to shareholders through dividends, making its dividend payments attractive from a sustainability and total income perspective.
In industrials, an overweight to Northrop Grumman, a U.S.-based aerospace and defense company, also was a top contributor. Shares rose as European nations signaled a push to build their military strength and send aid to Ukraine. We recently trimmed the position on strength, but it remains one of the portfolio’s top holdings. We believe the industry is attractively valued and have a differentiated perspective on the sustainability of defense spending, which
3

continues to be influenced by the global threat environment. Northrop's ability to capture a growing share of this spending is supported by a pipeline of new programs aligned with the U.S. Department of Defense’s technology priorities. In our recent meeting, company management confirmed its commitment to shareholders and its balancing of capital allocation priorities with investment in long-cycle programs to ensure stable long-term growth, as well as a commitment to return excess capital primarily through dividends.
Not owning Meta Platforms because of concerns with governance, product design, and rising competition also helped relative performance. Shares fell as slower growth in the e-commerce market weighed on Meta's advertising business. Disappointing user growth also caused concern, as management acknowledged increasing competition from TikTok and increased investment for future growth projects.
In fixed income, an underweight to supranational, sovereign, and local agency bonds, including those directly related to Russia, contributed to relative outperformance. Within investment-grade corporates, the portfolio’s positioning in industrials helped, particularly within consumer noncyclicals. The portfolio’s short-duration posture relative to the benchmark added to results as rates rose during the period.
The fund’s shortfalls
Security selection in materials detracted modestly from the equity portfolio’s relative performance. An underweight to consumer staples and an overweight to industrials also hurt.
Not owning Apple detracted from relative results as the share price rose in anticipation of the next iPhone product release and after it reported record revenue for the fiscal third quarter ended June 30. Revenue grew 2% year-over-year, to $83 billion for the quarter. Although not owning the stock was a significant detractor, we believe that there are long-term risks that are not reflected in the stock price at the current valuation, such as the slowing pace of innovation and maturity of the smartphone market.
Shares of Comcast underperformed. The leading cable operator reported a slowdown in broadband user growth and a decline in cable TV customers at the end of 2021 as demand normalized after pandemic-inflated subscription levels. The growing importance of broadband during the pandemic helped the industry, but concerns rose around weak subscriber growth, and the stock lagged the market in the second half of 2021 as investors rewarded companies with greater leverage to reopening. We believe that Comcast’s business offers strong fundamentals and attractive upside potential supported by an undemanding valuation and a commitment to returning capital to shareholders via dividends.
Not owning Exxon Mobil also detracted. Shares rose on higher global energy
4

prices driven by the imbalance in demand and supply. Despite Exxon’s high-quality assets, we believe the company has been slow to adapt and disclose plans related to the energy transition. In our view, there are better opportunities in the portfolio’s existing energy holdings, which are more closely aligned with the portfolio’s philosophy.
In the fixed income portfolio, an overweight to securitized sectors such as commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) detracted from relative performance. An overweight to banking issuers within investment-grade financials also detracted.
The fund’s positioning and outlook
In the equity portfolio, our largest overweights at the end of the period were in financials, industrials, and utilities. Our largest underweights were in information technology, materials, and consumer staples. By region, the equity portfolio is most overweight in Europe and Japan and most underweight in North America and Asia Pacific ex-Japan.
This year has been defined by heightened market volatility spurred on by macroeconomic crosscurrents from record inflation, persistent supply chain challenges, and Russia’s invasion of Ukraine. Although signs of improvement have emerged recently, we maintain our defensive positioning. Central bank tightening appears to be slowing inflation, but we anticipate elevated prices through at least the end of the year, driven by wage growth and rising food and energy prices. Within our investable universe, another prominent narrative has been divergence between highly valued high-growth companies and modestly valued moderate growers and dividend payers. Value led for the first six months, followed by a high-beta, speculative growth rally in July, only to have value resume leadership in August. Amid this uncertainty, our focus remains on identifying resilient dividend payers discounted for transitory reasons and trading at modest valuation.
The portfolio remains positioned for an inflationary and lower-growth environment, targeting companies with healthy balance sheets, steady capital investment, and sufficient cash streams underpinning dividend payments. We remain overweight in areas where mispricing inefficiencies persist: financials (primarily property and casualty insurance and banks), health care (primarily pharmaceuticals), and utilities. As investors weigh the potential for a sustained global slowdown, more economically sensitive industries have come under pressure, including consumer, software, and industrial capital goods. As a result, we have been selectively leaning into price weakness by increasing positions in attractively valued, resilient franchises in these segments while harvesting gains by trimming exposure to areas of relative strength, such as defense. Still, we believe our overweight to defensive segments will insulate the portfolio from
5

macroeconomic shocks and valuation-driven corrections.
In fixed income, we remain modestly defensive as market volatility remains elevated. The Fed's hawkish stance has pushed the recession narrative to the forefront and reduced the possibility of a soft landing. Inflation has been sticky because of sustained supply chain issues that started with COVID disruptions and broadened due to the Russia/Ukraine war, wages, and excess demand combined with tight supply in the housing sector. We expect the yield curve to remain flat as the Fed has accelerated its tightening agenda into a slowing economy. Most global central banks are also embarking on tightening campaigns to fight global inflation. We hold a small underweight duration stance across global interest rates.
Credit fundamentals have peaked, but corporate liquidity is strong and cash flow generation is supportive. We see some signs of margin degradation, driven by both input cost and wage inflation. The evolving macroeconomic landscape will result in more fundamental and performance dispersion, which should create better security-selection opportunities. Investment-grade credit spreads sit near long-term median levels. Although valuations have improved, we do not feel that current levels provide sufficient compensation for market risks, particularly those relating to the impact of tighter global monetary policy. The withdrawal of global liquidity will weigh on risks assets and cause heightened volatility.
We view governments as a source of liquidity for the portfolio. We are slightly underweight in agency mortgage-backed securities; spreads have widened substantially from their tightest levels as risks have increased with Fed rate hikes and the start of quantitative tightening, which has caused higher interest-rate volatility and curve flattening. Within agency MBS, we are overweight in collateralized mortgage obligations, which are expected to earn their income through stable cash flows and cheaper valuations relative to pass-throughs.
We have a modestly positive view on certain securitized sectors. Housing fundamentals are weakening from an exceptionally strong level, but both low inventory and strong demographic tailwinds support mortgage credit performance. Commercial real estate fundamentals are stable, which benefits CMBS, but challenges remain in certain segments of retail, office, and lodging. As a result, we continue to favor Single Asset Single Borrower CMBS focused on prime properties with strong tenants. Although ABS fundamentals are supported by strong consumer balance sheets, delinquencies are expected to normalize, and recent cheapening seems commensurate with this expected weakness. Collateralized loan obligation valuations look less compelling because of liquidity risks and potential weakness in underlying loan performance.
6

Nataliya Kofman
Managing Director and
Equity Portfolio Manager
Loren L. Moran, CFA
Senior Managing Director and
Fixed Income Portfolio Manager
Wellington Management Company llp
September 13, 2022
7

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
8

Six Months Ended August 31, 2022
	Beginning Account Value 2/28/2022	Ending Account Value 8/31/2022	Expenses Paid During Period
Based on Actual Fund Return
Global Wellington Fund
Investor Shares	$1,000.00	$ 919.30	$2.23
Admiral™ Shares	1,000.00	920.10	1.60
Based on Hypothetical 5% Yearly Return
Global Wellington Fund
Investor Shares	$1,000.00	$1,022.89	$2.35
Admiral Shares	1,000.00	1,023.54	1.68
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratios for that period are 0.46% for Investor Shares and 0.33% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
9

Global Wellington Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: November 2, 2017, Through August 31, 2022
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Since Inception (11/2/2017)	Final Value of a $10,000 Investment
Global Wellington Fund Investor Shares	-8.43%	5.38%	$12,880
Global Wellington Composite Index	-14.13	5.22	12,783
Bloomberg Global Aggregate Bond Index	-17.61	-1.27	9,402
FTSE Developed Net Tax Index	-15.14	7.26	14,024
Global Wellington Composite Index: 65% FTSE Developed Index (net of tax) and 35% Bloomberg Fixed Income Composite Index, composed of 80% Bloomberg Global Aggregate Credit Index (USD Hedged), 10% Bloomberg Global Aggregate Treasury Index (USD Hedged), and 10% Bloomberg Global Aggregate Securitized Index (USD Hedged).
"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standard(s)

	One Year	Since Inception (11/2/2017)	Final Value of a $50,000 Investment
Global Wellington Fund Admiral Shares	-8.33%	5.50%	$64,753
Global Wellington Composite Index	-14.13	5.22	63,913
Bloomberg Global Aggregate Bond Index	-17.61	-1.27	47,011
FTSE Developed Net Tax Index	-15.14	7.26	70,118
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
10

Global Wellington Fund
Fund Allocation
As of August 31, 2022

United States	63.7%
Japan	7.0
France	6.0
United Kingdom	5.5
Switzerland	3.9
Sweden	1.7
Spain	1.7
Hong Kong	1.5
Finland	1.2
Canada	1.1
Other	6.7
The table reflects the fund’s investments, except for short-term investments and derivatives.
11

Global Wellington Fund
Financial Statements
Schedule of Investments
As of August 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (64.9%)
Austria (0.6%)
	Erste Group Bank AG	471,780	10,609
Canada (0.2%)
	Dollarama Inc.	58,679	3,573
Finland (1.1%)
	Nokia OYJ	3,973,359	20,023
France (4.8%)
	TotalEnergies SE	450,295	22,798
	Arkema SA	145,679	12,298
	Safran SA	115,690	11,795
	Engie SA	958,177	11,380
	Schneider Electric SE	75,020	8,917
	Vinci SA	81,849	7,551
	BNP Paribas SA	159,835	7,428
[1]	Amundi SA	74,097	3,757
			85,924
Germany (0.2%)
	Bayerische Motoren Werke AG	41,003	3,021
Hong Kong (1.4%)
	AIA Group Ltd.	2,113,800	20,337
	Prudential plc	475,421	4,990
			25,327
Japan (6.3%)
	Nippon Telegraph & Telephone Corp.	775,844	21,029
	Tokio Marine Holdings Inc.	326,097	18,072
	Resona Holdings Inc.	3,622,000	13,333
	Isuzu Motors Ltd.	979,614	12,167
	Mitsubishi Estate Co. Ltd.	848,000	11,420
	Mitsubishi UFJ Financial Group Inc.	1,887,722	9,786
	Marui Group Co. Ltd.	535,765	9,609
	Honda Motor Co. Ltd.	275,800	7,342
	BIPROGY Inc.	245,400	5,435
	Astellas Pharma Inc.	376,600	5,339
			113,532
Norway (0.3%)
	Aker BP ASA	133,098	4,663
12

Global Wellington Fund
		Shares	Market Value• ($000)
South Korea (0.8%)
	Samsung Electronics Co. Ltd.	310,999	13,778
Spain (1.4%)
	Iberdrola SA	1,447,719	15,073
	CaixaBank SA	3,495,444	10,555
			25,628
Sweden (1.6%)
	Autoliv Inc.	225,888	17,572
	Alfa Laval AB	435,238	11,607
			29,179
Switzerland (3.0%)
	Novartis AG (Registered)	293,448	23,736
	Nestle SA (Registered)	136,996	16,032
	Zurich Insurance Group AG	20,584	9,137
	Julius Baer Group Ltd.	108,318	5,234
			54,139
Taiwan (0.8%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	877,175	14,359
United Kingdom (3.5%)
	AstraZeneca plc ADR	440,708	27,491
	WPP plc	1,312,956	11,308
	Rotork plc	3,467,855	9,949
	Linde plc	20,276	5,707
	BAE Systems plc	540,807	4,871
	Derwent London plc	90,627	2,557
			61,883
United States (38.9%)
	Johnson & Johnson	213,994	34,526
	Microsoft Corp.	119,953	31,364
	TJX Cos. Inc.	445,737	27,792
	United Parcel Service Inc. Class B	129,491	25,187
	Colgate-Palmolive Co.	318,358	24,899
	Cisco Systems Inc.	547,836	24,499
	Northrop Grumman Corp.	48,200	23,039
	Chubb Ltd.	120,383	22,758
	Duke Energy Corp.	209,365	22,383
	Sempra Energy	127,342	21,008
	Texas Instruments Inc.	125,103	20,668
	Merck & Co. Inc.	235,728	20,122
	Visa Inc. Class A	100,728	20,016
*	Alphabet Inc. Class A	181,180	19,607
	Comcast Corp. Class A	541,710	19,604
	Baxter International Inc.	339,579	19,512
	Pioneer Natural Resources Co.	76,940	19,483
	JPMorgan Chase & Co.	169,013	19,222
	Home Depot Inc.	62,914	18,146
	Mondelez International Inc. Class A	287,818	17,804
	General Motors Co.	460,078	17,580
	UnitedHealth Group Inc.	32,777	17,022
	Medtronic plc	168,682	14,831
	American Express Co.	90,469	13,751
	PNC Financial Services Group Inc.	84,431	13,340
	Union Pacific Corp.	57,212	12,845
13

Global Wellington Fund
				Shares	Market Value• ($000)
	Deere & Co.			35,133	12,832
	American Tower Corp.			48,760	12,387
	Accenture plc Class A			41,494	11,969
	Bank of America Corp.			349,947	11,762
	Raytheon Technologies Corp.			130,786	11,738
	Eli Lilly & Co.			38,371	11,559
	Caterpillar Inc.			62,014	11,455
	BlackRock Inc.			16,531	11,016
	Coterra Energy Inc.			349,544	10,804
	General Dynamics Corp.			37,114	8,497
	KLA Corp.			18,950	6,521
	Intel Corp.			176,573	5,636
	Gilead Sciences Inc.			84,381	5,356
	PepsiCo Inc.			30,390	5,235
	Honeywell International Inc.			27,492	5,206
	McDonald's Corp.			20,021	5,051
	Lockheed Martin Corp.			9,494	3,989
	Marsh & McLennan Cos. Inc.			19,895	3,210
					695,231
Total Common Stocks (Cost $1,019,271)					1,160,869
		Coupon	Maturity Date	Face Amount ($000)
U.S. Government and Agency Obligations (9.4%)
[2,3]	Fannie Mae REMICS	2.000%	9/25/40	36	35
[2,3]	Fannie Mae REMICS	2.500%	5/25/45	236	217
[2,3]	Fannie Mae REMICS	3.000%	3/25/45–2/25/49	1,677	1,506
[2,3]	Fannie Mae REMICS	3.500%	6/25/44	91	89
[2,3]	Freddie Mac REMICS	1.750%	9/15/42	610	566
[2,3]	Freddie Mac REMICS	2.000%	7/25/50	1,312	1,195
[2,3]	Freddie Mac REMICS	3.500%	11/15/40	16	16
[2,3]	Freddie Mac REMICS	4.000%	12/15/39–9/15/41	1,262	1,257
[2,4]	Ginnie Mae II Pool	2.000%	9/15/52	1,325	1,169
[2,4]	Ginnie Mae II Pool	2.500%	9/15/52	2,100	1,912
[2,4]	Ginnie Mae II Pool	4.000%	9/15/52	1,550	1,527
[2]	Ginnie Mae REMICS	2.750%	9/20/44	74	71
[2,3,4]	UMBS Pool	2.000%	4/01/41–9/25/52	9,214	7,983
[2,3]	UMBS Pool	2.500%	5/01/51–11/01/51	8,043	7,252
[2,3,4]	UMBS Pool	3.000%	10/01/51–10/25/52	4,185	3,902
[2,3,4]	UMBS Pool	3.500%	9/25/37–9/25/52	8,087	7,900
[2,3,4]	UMBS Pool	4.000%	9/25/52–10/25/52	4,050	3,951
[2,3,4]	UMBS Pool	4.500%	9/25/52–9/25/52	1,500	1,491
[2,3,4]	UMBS Pool	5.000%	9/25/52–9/25/52	500	504
[5]	United States Treasury Note/Bond	0.250%	3/15/24–5/15/24	11,260	10,707
	United States Treasury Note/Bond	0.375%	4/15/24–1/31/26	1,565	1,474
	United States Treasury Note/Bond	0.500%	2/28/26	775	699
	United States Treasury Note/Bond	0.625%	10/15/24–7/31/26	8,690	8,141
	United States Treasury Note/Bond	0.750%	11/15/24	4,400	4,146
	United States Treasury Note/Bond	0.875%	9/30/26	75	68
	United States Treasury Note/Bond	1.000%	12/15/24	6,110	5,778
	United States Treasury Note/Bond	1.125%	1/15/25	5,700	5,395
	United States Treasury Note/Bond	1.250%	11/30/26–9/30/28	27,860	25,463
14

Global Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United States Treasury Note/Bond	1.500%	1/31/27	2,065	1,906
	United States Treasury Note/Bond	1.750%	8/15/41	2,850	2,118
	United States Treasury Note/Bond	1.875%	2/28/27–2/15/51	4,340	4,026
[6]	United States Treasury Note/Bond	2.000%	11/15/41–8/15/51	13,475	10,461
	United States Treasury Note/Bond	2.250%	2/15/52	655	523
	United States Treasury Note/Bond	2.375%	2/15/42–5/15/51	5,255	4,357
	United States Treasury Note/Bond	2.500%	4/30/24–3/31/27	11,660	11,236
	United States Treasury Note/Bond	2.625%	4/15/25–7/31/29	7,340	7,153
	United States Treasury Note/Bond	2.750%	4/30/27–8/15/32	8,735	8,480
	United States Treasury Note/Bond	2.875%	5/15/52	3,845	3,545
	United States Treasury Note/Bond	3.000%	8/15/52	3,170	3,006
	United States Treasury Note/Bond	3.250%	6/30/27–5/15/42	3,780	3,743
	United States Treasury Note/Bond	3.375%	8/15/42	3,315	3,236
Total U.S. Government and Agency Obligations (Cost $179,743)					168,204
Asset-Backed/Commercial Mortgage-Backed Securities (0.8%)
Bermuda (0.0%)
[1,2]	START Ireland Series 2019-1	4.089%	3/15/44	126	112
Cayman Islands (0.0%)
[1,2]	Horizon Aircraft Finance II Ltd. Series 2019-1	3.721%	7/15/39	207	181
United States (0.8%)
[1,2]	Aaset Trust Series 2019-1	3.844%	5/15/39	146	101
[1,2]	Aligned Data Centers Issuer LLC Series 2021-1A	1.937%	8/15/46	1,260	1,112
[1,2]	Angel Oak Mortgage Trust I LLC Series 2018-3	3.649%	9/25/48	13	13
[1,2,7]	BX Trust Series 2021-ARIA, 1M USD LIBOR + 1.297%	3.688%	10/15/36	1,290	1,218
[1,2,7]	BX Trust Series 2021-LGCY, 1M USD LIBOR + 0.506%	2.897%	10/15/23	2,930	2,793
[1,2]	Castlelake Aircraft Structured Trust Series 2019-1A	3.967%	4/15/39	169	151
[1,2,7]	Connecticut Avenue Securities Trust Series 2021-R01, SOFR30A + 1.550%	3.733%	10/25/41	250	242
[1,2]	Domino's Pizza Master Issuer LLC Series 2021-1A	3.151%	4/25/51	726	613
[2,3]	Fannie Mae-Aces Series 2021-M2S	2.386%	10/25/36	649	552
[2]	Ford Credit Auto Lease Trust Series 2021-A	0.780%	9/15/25	280	270
[2,3]	Freddie Mac Multifamily Structured Pass-Through Certificates Series K142	2.400%	3/25/32	1,600	1,426
[1,2,3,7]	Freddie Mac STACR REMICS Trust Series 2020-DNA5, SOFR30A + 2.800%	4.983%	10/25/50	434	438
[1,2]	Home Partners of America Trust Series 2021-2	2.302%	12/17/26	1,186	1,052
[1,2]	New Economy Assets Phase 1 Sponsor LLC Series 2021-1	2.410%	10/20/61	425	365
[2]	Seasoned Credit Risk Transfer Trust Series 2019-3	3.500%	10/25/58	138	135
[1,2,7]	SREIT Trust Series 2021-MFP, 1M USD LIBOR + 1.080%	3.471%	11/15/38	1,550	1,480
[1,2]	Taco Bell Funding LLC Series 2021-1A	1.946%	8/25/51	585	504
[1,2]	Taco Bell Funding LLC Series 2021-1A	2.294%	8/25/51	536	442
[1,2]	Towd Point Mortgage Trust Series 2018-1	3.000%	1/25/58	83	82
15

Global Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Vantage Data Centers Issuer LLC Series 2019-1A	3.188%	7/15/44	189	183
[1,2]	Vantage Data Centers Issuer LLC Series 2020-1A	1.645%	9/15/45	810	725
					13,897
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $15,432)					14,190
Corporate Bonds (18.8%)
Australia (0.1%)
[1]	CSL Finance plc	4.250%	4/27/32	1,200	1,165
Austria (0.1%)
[1]	JAB Holdings BV	2.200%	11/23/30	430	334
[1]	JAB Holdings BV	3.750%	5/28/51	805	529
[1]	JAB Holdings BV	4.500%	4/8/52	875	630
					1,493
Belgium (0.2%)
[2,8]	Anheuser-Busch InBev SA/NV	2.875%	4/2/32	650	629
[2,8]	Anheuser-Busch InBev SA/NV	2.750%	3/17/36	1,350	1,222
	Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	670	621
	Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	170	155
	Anheuser-Busch InBev Worldwide Inc.	5.550%	1/23/49	760	790
					3,417
Canada (0.2%)
[9]	Bank of Montreal	2.850%	3/6/24	3,185	2,361
	Fortis Inc.	3.055%	10/4/26	775	725
	TransCanada PipeLines Ltd.	4.875%	1/15/26	400	404
					3,490
Denmark (0.3%)
[8]	Danske Bank A/S	0.500%	8/27/25	2,450	2,325
[1]	Danske Bank A/S	1.621%	9/11/26	1,320	1,168
[2,10]	Danske Bank A/S	2.250%	1/14/28	1,440	1,452
					4,945
France (1.0%)
[2,8]	Airbus SE	2.375%	6/9/40	155	129
[2,8]	APRR SA	1.500%	1/25/30	100	91
[2,8]	APRR SA	1.625%	1/13/32	100	89
[2,8]	AXA SA	5.125%	7/4/43	600	611
[1]	BNP Paribas SA	2.819%	11/19/25	470	447
[1]	BNP Paribas SA	2.219%	6/9/26	1,095	1,011
[2,8]	BNP Paribas SA	0.125%	9/4/26	600	527
[2,8]	BNP Paribas SA	2.125%	1/23/27	1,800	1,716
[1]	BNP Paribas SA	2.591%	1/20/28	2,065	1,833
[1]	BNP Paribas SA	2.159%	9/15/29	1,800	1,483
[2,8]	BNP Paribas SA	1.125%	1/15/32	800	680
[2,8]	BPCE SA	1.125%	1/18/23	700	702
[1]	BPCE SA	3.250%	1/11/28	525	480
[1]	BPCE SA	2.277%	1/20/32	1,100	854
[1]	Danone SA	2.947%	11/2/26	555	530
[2,8]	Orange SA	1.000%	5/12/25	1,300	1,258
[2,8]	Orange SA	1.625%	4/7/32	500	442
[2,8]	RCI Banque SA	1.375%	3/8/24	1,400	1,376
[2,8]	RCI Banque SA	1.625%	4/11/25	220	211
[8]	Societe Generale SFH SA	0.750%	1/29/27	1,500	1,407
16

Global Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,8]	Suez SACA	2.875%	5/24/34	2,000	1,790
[2,8]	Veolia Environnement SA	0.800%	1/15/32	800	637
					18,304
Germany (0.4%)
[1]	Bayer US Finance II LLC	4.250%	12/15/25	1,000	984
[1]	Bayer US Finance LLC	3.375%	10/8/24	770	755
[2,8]	Deutsche Bank AG	1.875%	2/23/28	1,300	1,145
[2,8]	Volkswagen Leasing GmbH	2.625%	1/15/24	425	430
[2,8]	Volkswagen Leasing GmbH	1.375%	1/20/25	3,100	2,999
[8]	Wintershall Dea Finance BV	1.823%	9/25/31	1,900	1,501
					7,814
Hong Kong (0.0%)
[2,8]	AIA Group Ltd.	0.880%	9/9/33	190	154
Ireland (0.2%)
[1]	Avolon Holdings Funding Ltd.	2.125%	2/21/26	642	556
[1]	Avolon Holdings Funding Ltd.	2.528%	11/18/27	1,770	1,449
[8]	CRH Finance DAC	3.125%	4/3/23	1,634	1,657
					3,662
Italy (0.2%)
[2,8]	Enel Finance International NV	0.500%	6/17/30	1,700	1,334
[1]	Enel Finance International NV	2.250%	7/12/31	590	448
[1]	Enel Finance International NV	4.750%	5/25/47	1,030	860
[2,8]	Hera SpA	1.000%	4/25/34	980	675
[1]	UniCredit SpA	1.982%	6/3/27	930	788
					4,105
Japan (0.3%)
[1]	NTT Finance Corp.	1.162%	4/3/26	1,180	1,059
[1]	NTT Finance Corp.	2.065%	4/3/31	4,470	3,754
	Takeda Pharmaceutical Co. Ltd.	3.025%	7/9/40	200	155
					4,968
Kuwait (0.2%)
[1]	NBK SPC Ltd.	1.625%	9/15/27	3,000	2,682
Mexico (0.0%)
	America Movil SAB de CV	3.625%	4/22/29	275	260
	America Movil SAB de CV	6.375%	3/1/35	350	395
					655
Netherlands (0.4%)
[1]	Cooperatieve Rabobank UA	1.106%	2/24/27	1,090	958
[2,10]	Cooperatieve Rabobank UA	4.625%	5/23/29	100	109
[2,8]	Cooperatieve Rabobank UA	0.010%	7/2/30	1,900	1,581
[8]	ING Groep NV	0.250%	2/18/29	1,100	907
[8]	ING Groep NV	0.250%	2/1/30	1,000	794
[2,8]	Koninklijke KPN NV	0.875%	11/15/33	1,100	834
	Shell International Finance BV	4.000%	5/10/46	300	265
	Shell International Finance BV	3.000%	11/26/51	1,215	914
[2,10]	Shell International Finance BV	1.750%	9/10/52	775	477
					6,839
Norway (0.1%)
[2,8]	Aker BP ASA	1.125%	5/12/29	1,950	1,630
[1]	Aker BP ASA	4.000%	1/15/31	1,090	984
					2,614
17

Global Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Saudi Arabia (0.1%)
[1]	EIG Pearl Holdings Sarl	3.545%	8/31/36	1,940	1,701
South Korea (0.0%)
[1]	SK Telecom Co. Ltd.	3.750%	4/16/23	200	200
Spain (0.1%)
[2,8]	Iberdrola Finanzas SA	1.250%	10/28/26	1,300	1,248
	Telefonica Emisiones SA	4.665%	3/6/38	1,055	912
					2,160
Switzerland (0.7%)
[1]	Alcon Finance Corp.	3.000%	9/23/29	5,400	4,780
[2,8]	Credit Suisse Group AG	1.250%	7/17/25	675	638
[1]	Credit Suisse Group AG	6.442%	8/11/28	2,525	2,470
[1]	Credit Suisse Group AG	3.091%	5/14/32	4,565	3,451
[8]	UBS Group AG	0.250%	2/24/28	1,600	1,335
					12,674
United Arab Emirates (0.3%)
[1]	DAE Funding LLC	1.550%	8/1/24	1,915	1,791
[1]	Galaxy Pipeline Assets Bidco Ltd.	2.160%	3/31/34	4,381	3,821
					5,612
United Kingdom (1.9%)
[1]	Ashtead Capital Inc.	5.500%	8/11/32	600	590
	AstraZeneca plc	4.000%	1/17/29	755	753
[2,8]	Barclays plc	1.125%	3/22/31	2,075	1,789
[8]	Barclays plc	1.106%	5/12/32	890	675
	Barclays plc	2.894%	11/24/32	1,350	1,058
	BAT Capital Corp.	3.557%	8/15/27	1,240	1,140
[2,8]	BP Capital Markets BV	0.933%	12/4/40	2,355	1,460
[2,9]	BP Capital Markets plc	3.470%	5/15/25	1,350	1,000
[1]	CK Hutchison International 17 II Ltd.	2.750%	3/29/23	1,275	1,267
[2,8]	Diageo Finance plc	2.500%	3/27/32	1,635	1,575
[2,10]	Heathrow Funding Ltd.	2.750%	10/13/29	2,600	2,601
[2,10]	Heathrow Funding Ltd.	2.750%	8/9/49	575	422
[2,10]	HSBC Holdings plc	2.256%	11/13/26	600	632
	HSBC Holdings plc	1.589%	5/24/27	580	505
[10]	HSBC Holdings plc	1.750%	7/24/27	500	504
[2]	HSBC Holdings plc	4.041%	3/13/28	1,160	1,091
	HSBC Holdings plc	2.206%	8/17/29	1,565	1,296
	HSBC Holdings plc	2.804%	5/24/32	935	743
[7]	HSBC Holdings plc, 3M USD LIBOR + 1.000%	3.961%	5/18/24	245	243
[2,10]	National Grid Electricity Transmission plc	2.000%	4/17/40	890	673
[2,8]	National Grid plc	0.250%	9/1/28	1,075	896
[2,8]	NatWest Group plc	1.750%	3/2/26	3,125	2,992
[2,8]	NatWest Group plc	0.780%	2/26/30	330	265
[10]	NatWest Group plc	3.622%	8/14/30	1,640	1,763
[2,8]	NatWest Group plc	1.043%	9/14/32	925	758
	Santander UK Group Holdings plc	1.089%	3/15/25	3,210	3,004
[2,10]	Scottish Hydro Electric Transmission plc	2.250%	9/27/35	985	849
[1]	Sky Ltd.	3.125%	11/26/22	725	724
[2,8]	SSE plc	1.750%	4/16/30	885	784
[1]	Standard Chartered plc	0.991%	1/12/25	815	769
[10]	Tritax Big Box REIT plc	1.500%	11/27/33	385	321
					33,142
18

Global Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
United States (12.0%)
[2]	Alabama Power Co.	4.300%	7/15/48	255	231
	Amazon.com Inc.	4.800%	12/5/34	300	316
	American Electric Power Co. Inc.	3.200%	11/13/27	950	894
	American International Group Inc.	3.400%	6/30/30	3,795	3,479
	American International Group Inc.	4.750%	4/1/48	45	43
	American International Group Inc.	4.375%	6/30/50	570	512
[8]	American Tower Corp.	0.450%	1/15/27	1,220	1,072
[1]	American Transmission Systems Inc.	2.650%	1/15/32	1,070	901
	American Water Capital Corp.	2.300%	6/1/31	2,575	2,184
	American Water Capital Corp.	4.450%	6/1/32	1,515	1,504
[8]	AT&T Inc.	2.050%	5/19/32	475	422
[8]	AT&T Inc.	3.150%	9/4/36	575	523
[8]	AT&T Inc.	2.600%	5/19/38	425	357
	AT&T Inc.	3.500%	6/1/41	1,245	981
	AT&T Inc.	3.500%	9/15/53	2,620	1,946
[1]	Athene Global Funding	2.500%	3/24/28	2,555	2,186
[2]	Bank of America Corp.	3.300%	1/11/23	570	570
	Bank of America Corp.	2.687%	4/22/32	1,320	1,097
[2,8]	Bank of America Corp.	1.102%	5/24/32	1,575	1,258
	Bank of America Corp.	5.015%	7/22/33	1,375	1,364
	Bank of America Corp.	2.482%	9/21/36	3,585	2,773
	Bank of America Corp.	3.311%	4/22/42	1,100	861
[2,7]	Bank of New York Mellon Corp., 3M USD LIBOR + 1.050%	3.856%	10/30/23	415	415
[8]	Becton Dickinson Euro Finance Sarl	0.334%	8/13/28	1,600	1,349
[8]	Berkshire Hathaway Finance Corp.	2.000%	3/18/34	1,545	1,327
[2]	Bon Secours Mercy Health Inc.	2.095%	6/1/31	415	339
[1]	Boston Gas Co.	3.001%	8/1/29	130	114
	Boston Scientific Corp.	4.550%	3/1/39	294	273
	BP Capital Markets America Inc.	2.721%	1/12/32	2,745	2,393
	BP Capital Markets America Inc.	2.939%	6/4/51	1,930	1,392
	Brandywine Operating Partnership LP	3.950%	11/15/27	890	821
	Brixmor Operating Partnership LP	2.500%	8/16/31	805	623
[1]	Broadcom Inc.	2.600%	2/15/33	3,355	2,581
[1]	Broadcom Inc.	3.419%	4/15/33	1,695	1,398
[1]	Brooklyn Union Gas Co.	4.273%	3/15/48	965	772
	Carrier Global Corp.	2.722%	2/15/30	648	560
	Carrier Global Corp.	3.377%	4/5/40	250	197
	Charles Schwab Corp.	2.900%	3/3/32	4,365	3,852
	Charter Communications Operating LLC	2.250%	1/15/29	215	176
	Charter Communications Operating LLC	5.050%	3/30/29	595	571
	Charter Communications Operating LLC	2.800%	4/1/31	490	397
	Charter Communications Operating LLC	2.300%	2/1/32	1,325	1,007
	Charter Communications Operating LLC	6.384%	10/23/35	355	354
	Charter Communications Operating LLC	4.800%	3/1/50	118	93
	Charter Communications Operating LLC	3.700%	4/1/51	610	406
	Cigna Corp.	4.375%	10/15/28	420	414
	Cigna Corp.	2.400%	3/15/30	310	266
	Citigroup Inc.	4.600%	3/9/26	535	534
	Cleco Corporate Holdings LLC	3.375%	9/15/29	325	287
[1]	CNO Global Funding	2.650%	1/6/29	1,975	1,705
	Comcast Corp.	3.950%	10/15/25	250	250
	Comcast Corp.	6.500%	11/15/35	178	204
	Comcast Corp.	4.000%	3/1/48	40	34
19

Global Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Comcast Corp.	3.999%	11/1/49	120	103
	Comcast Corp.	2.887%	11/1/51	1,417	1,000
	Comcast Corp.	4.049%	11/1/52	11	9
	Comcast Corp.	2.937%	11/1/56	190	130
	Comcast Corp.	2.650%	8/15/62	25	16
	Comcast Corp.	2.987%	11/1/63	11	7
	CommonSpirit Health	4.200%	8/1/23	770	770
	CommonSpirit Health	3.347%	10/1/29	355	317
	CommonSpirit Health	2.782%	10/1/30	684	574
	CommonSpirit Health	4.187%	10/1/49	395	326
	CommonSpirit Health	3.910%	10/1/50	335	261
	Commonwealth Edison Co.	3.650%	6/15/46	35	29
	Commonwealth Edison Co.	4.000%	3/1/48	245	220
[2]	Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	75	83
	Consolidated Edison Co. of New York Inc.	3.200%	12/1/51	990	747
	Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	290	270
	Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	150	135
[1]	Corebridge Financial Inc.	3.900%	4/5/32	5,510	4,953
[1]	Cox Communications Inc.	3.500%	8/15/27	2,665	2,522
[1]	Cox Communications Inc.	4.800%	2/1/35	100	94
	Crown Castle Inc.	2.100%	4/1/31	2,475	1,971
	Crown Castle Inc.	2.900%	4/1/41	420	303
	CubeSmart LP	2.250%	12/15/28	995	841
	CVS Health Corp.	2.875%	6/1/26	1,455	1,390
	CVS Health Corp.	4.300%	3/25/28	113	112
	CVS Health Corp.	4.125%	4/1/40	235	205
	CVS Health Corp.	5.050%	3/25/48	125	120
[8]	DH Europe Finance II Sarl	0.750%	9/18/31	255	207
	Dignity Health	3.812%	11/1/24	594	587
	Discovery Communications LLC	4.125%	5/15/29	186	170
	Discovery Communications LLC	3.625%	5/15/30	995	868
	Dominion Energy South Carolina Inc.	6.625%	2/1/32	156	179
	Dominion Energy South Carolina Inc.	5.300%	5/15/33	113	120
	Dominion Energy South Carolina Inc.	5.450%	2/1/41	300	311
	Dominion Energy South Carolina Inc.	4.600%	6/15/43	230	218
	Duke Energy Corp.	2.550%	6/15/31	900	751
	Duke Energy Corp.	4.500%	8/15/32	2,770	2,670
	Duke Energy Corp.	5.000%	8/15/52	350	333
	Duke Energy Progress LLC	3.400%	4/1/32	475	441
[2]	Eastern Gas Transmission & Storage Inc.	4.600%	12/15/44	660	596
	Eaton Corp.	4.150%	3/15/33	680	656
	Eaton Corp.	4.700%	8/23/52	145	141
	Elevance Health Inc.	2.250%	5/15/30	1,010	860
	Energy Transfer LP	4.900%	3/15/35	1,075	978
[1]	Equitable Financial Life Global Funding	1.400%	7/7/25	150	137
[1]	Equitable Financial Life Global Funding	1.300%	7/12/26	1,020	906
[1]	Equitable Financial Life Global Funding	1.400%	8/27/27	825	707
[1]	ERAC USA Finance LLC	3.300%	12/1/26	300	283
[1]	ERAC USA Finance LLC	4.500%	2/15/45	455	389
	Evergy Kansas Central Inc.	3.250%	9/1/49	235	181
[2]	Evergy Metro Inc.	2.250%	6/1/30	245	209
	Exxon Mobil Corp.	2.275%	8/16/26	1,075	1,015
	Exxon Mobil Corp.	2.610%	10/15/30	190	170
	Fifth Third Bancorp	2.550%	5/5/27	555	511
[1]	Five Corners Funding Trust II	2.850%	5/15/30	535	465
20

Global Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[8]	General Mills Inc.	0.450%	1/15/26	1,275	1,185
	General Motors Co.	4.200%	10/1/27	475	456
	General Motors Co.	5.000%	10/1/28	935	908
[1]	Genting New York LLC	3.300%	2/15/26	1,668	1,491
	Georgia Power Co.	4.700%	5/15/32	2,505	2,492
	Georgia Power Co.	4.300%	3/15/42	860	764
	Georgia Power Co.	5.125%	5/15/52	2,285	2,301
[2]	Goldman Sachs Group Inc.	3.272%	9/29/25	1,375	1,339
	Goldman Sachs Group Inc.	1.431%	3/9/27	3,610	3,211
	Goldman Sachs Group Inc.	2.615%	4/22/32	885	729
	Goldman Sachs Group Inc.	2.383%	7/21/32	960	775
	Goldman Sachs Group Inc.	2.650%	10/21/32	2,075	1,706
[1]	Gray Oak Pipeline LLC	2.600%	10/15/25	436	400
[1]	Gray Oak Pipeline LLC	3.450%	10/15/27	70	64
[2,8]	GSK Consumer Healthcare Capital NL BV	2.125%	3/29/34	1,225	1,040
	HCA Inc.	5.250%	6/15/49	575	514
[1]	HCA Inc.	4.625%	3/15/52	665	550
	Healthpeak Properties Inc.	3.500%	7/15/29	335	309
	Hess Corp.	7.300%	8/15/31	1,120	1,251
[1]	Hyundai Capital America	0.800%	4/3/23	1,385	1,355
	Intel Corp.	4.150%	8/5/32	4,890	4,731
	Intercontinental Exchange Inc.	4.350%	6/15/29	3,425	3,381
	Intercontinental Exchange Inc.	4.950%	6/15/52	355	349
	International Business Machines Corp.	3.300%	5/15/26	550	533
[2]	John Deere Capital Corp.	3.450%	3/13/25	985	980
	JPMorgan Chase & Co.	2.947%	2/24/28	3,750	3,469
	JPMorgan Chase & Co.	4.912%	7/25/33	4,355	4,317
[2]	JPMorgan Chase & Co.	3.964%	11/15/48	975	816
[2]	Kaiser Foundation Hospitals	2.810%	6/1/41	1,200	916
	Kaiser Foundation Hospitals	4.875%	4/1/42	650	659
[1]	KeySpan Gas East Corp.	2.742%	8/15/26	400	369
	Kroger Co.	4.450%	2/1/47	330	299
	Kroger Co.	5.400%	1/15/49	290	300
[1]	Kyndryl Holdings Inc.	3.150%	10/15/31	1,523	1,067
[1]	Liberty Mutual Group Inc.	5.500%	6/15/52	2,735	2,666
	Lowe's Cos. Inc.	1.300%	4/15/28	1,845	1,566
	Marathon Oil Corp.	6.800%	3/15/32	1,000	1,069
	Marathon Oil Corp.	6.600%	10/1/37	1,000	1,049
	Marsh & McLennan Cos. Inc.	4.375%	3/15/29	1,010	1,004
[1]	Massachusetts Mutual Life Insurance Co.	3.375%	4/15/50	550	420
	McCormick & Co. Inc.	2.500%	4/15/30	180	155
	Memorial Sloan-Kettering Cancer Center	4.125%	7/1/52	150	137
	Merck & Co. Inc.	3.400%	3/7/29	545	525
[2]	Mercy Health	3.555%	8/1/27	410	384
[2]	Mercy Health	4.302%	7/1/28	140	138
	Microchip Technology Inc.	0.972%	2/15/24	1,630	1,549
	Microsoft Corp.	2.921%	3/17/52	1,125	887
	MidAmerican Energy Co.	4.250%	5/1/46	10	9
[1]	Mid-Atlantic Interstate Transmission LLC	4.100%	5/15/28	1,385	1,336
[2,9]	Molson Coors International LP	2.840%	7/15/23	1,875	1,405
[2,8]	Mondelez International Holdings Netherlands BV	0.875%	10/1/31	775	634
[2,8]	Mondelez International Holdings Netherlands BV	0.625%	9/9/32	273	212
[8]	Mondelez International Inc.	0.250%	3/17/28	975	839
21

Global Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Morgan Stanley	3.125%	7/27/26	1,850	1,763
[2]	Morgan Stanley	3.772%	1/24/29	570	537
[8]	Morgan Stanley	0.497%	2/7/31	1,050	834
[2]	Morgan Stanley	2.511%	10/20/32	4,650	3,813
	National Retail Properties Inc.	3.900%	6/15/24	805	798
[2,10]	Nestle Holdings Inc.	1.375%	6/23/33	1,015	912
[1]	Niagara Mohawk Power Corp.	1.960%	6/27/30	985	805
[1]	Northwestern Mutual Life Insurance Co.	3.850%	9/30/47	230	194
[1]	Northwestern Mutual Life Insurance Co.	3.625%	9/30/59	36	28
[2]	Ochsner LSU Health System of North Louisiana	2.510%	5/15/31	925	748
[1]	Oglethorpe Power Corp.	6.191%	1/1/31	210	218
[1]	Oglethorpe Power Corp.	4.500%	4/1/47	655	565
	Oglethorpe Power Corp.	5.050%	10/1/48	161	148
[1]	Oncor Electric Delivery Co. LLC	4.600%	6/1/52	1,970	1,940
	Oracle Corp.	3.400%	7/8/24	575	567
	Oracle Corp.	3.600%	4/1/50	1,340	913
	Oracle Corp.	3.950%	3/25/51	1,025	737
	Oracle Corp.	3.850%	4/1/60	225	149
	Pacific Gas & Electric Co.	5.900%	6/15/32	1,165	1,126
	PacifiCorp	2.700%	9/15/30	205	180
[1]	Pennsylvania Electric Co.	3.600%	6/1/29	208	194
[1]	Penske Truck Leasing Co. LP	4.250%	1/17/23	1,405	1,406
[1]	Penske Truck Leasing Co. LP	2.700%	11/1/24	170	163
[1]	Penske Truck Leasing Co. LP	3.950%	3/10/25	1,120	1,095
[1]	Penske Truck Leasing Co. LP	4.000%	7/15/25	180	176
	Pfizer Inc.	1.700%	5/28/30	275	233
	Piedmont Natural Gas Co. Inc.	5.050%	5/15/52	665	650
[2]	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	225	189
[2]	Prudential Financial Inc.	3.700%	3/13/51	1,510	1,252
[8]	Public Storage	0.500%	9/9/30	1,035	825
	QUALCOMM Inc.	4.250%	5/20/32	1,105	1,115
	QUALCOMM Inc.	4.500%	5/20/52	295	286
	Raytheon Technologies Corp.	3.950%	8/16/25	285	285
	Raytheon Technologies Corp.	4.450%	11/16/38	725	685
	Realty Income Corp.	3.400%	1/15/28	535	502
	Realty Income Corp.	2.200%	6/15/28	285	250
	Realty Income Corp.	3.100%	12/15/29	830	755
	Realty Income Corp.	2.850%	12/15/32	120	103
[10]	Realty Income Corp.	1.750%	7/13/33	1,075	924
[1]	S&P Global Inc.	2.700%	3/1/29	700	637
[1]	S&P Global Inc.	2.900%	3/1/32	705	626
[1]	S&P Global Inc.	3.700%	3/1/52	245	211
	Sabine Pass Liquefaction LLC	4.500%	5/15/30	2,910	2,786
[2]	San Diego Gas & Electric Co.	4.100%	6/15/49	261	231
[1]	SBA Tower Trust	3.448%	3/15/23	675	672
[1]	SBA Tower Trust	1.884%	1/15/26	245	220
[1]	SBA Tower Trust	1.631%	11/15/26	2,265	1,977
[2]	SCE Recovery Funding LLC	0.861%	11/15/31	366	317
[2]	SCE Recovery Funding LLC	1.942%	5/15/38	165	129
[2]	SCE Recovery Funding LLC	2.510%	11/15/43	95	67
	Sempra Energy	3.250%	6/15/27	1,050	994
	Sierra Pacific Power Co.	2.600%	5/1/26	149	141
[2]	Southern California Edison Co.	3.700%	8/1/25	30	30
22

Global Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Southern California Edison Co.	2.950%	2/1/51	790	534
	Southern California Gas Co.	2.950%	4/15/27	1,150	1,096
	Southern Co.	4.400%	7/1/46	5	4
[1]	Sprint Spectrum Co. LLC	4.738%	3/20/25	553	555
[2]	SSM Health Care Corp.	3.823%	6/1/27	320	314
[2]	Sutter Health	2.294%	8/15/30	360	304
	Teledyne Technologies Inc.	2.250%	4/1/28	985	854
	Teledyne Technologies Inc.	2.750%	4/1/31	790	657
[1]	Texas Electric Market Stabilization Funding N LLC	4.265%	8/1/34	1,605	1,611
[8]	Thermo Fisher Scientific Finance I BV	1.625%	10/18/41	885	644
	T-Mobile USA Inc.	2.050%	2/15/28	1,975	1,716
	T-Mobile USA Inc.	3.375%	4/15/29	1,140	1,026
	T-Mobile USA Inc.	2.700%	3/15/32	2,160	1,799
	Toledo Hospital	5.750%	11/15/38	205	196
	Union Pacific Corp.	2.800%	2/14/32	1,645	1,464
	Union Pacific Corp.	3.600%	9/15/37	910	811
	Union Pacific Corp.	3.750%	2/5/70	285	228
[2]	United Airlines Pass-Through Trust Class B Series 2018-1	4.600%	3/1/26	48	44
	UnitedHealth Group Inc.	3.850%	6/15/28	820	809
	UnitedHealth Group Inc.	2.000%	5/15/30	240	205
	UnitedHealth Group Inc.	4.200%	5/15/32	495	491
	UnitedHealth Group Inc.	4.625%	7/15/35	75	75
	UnitedHealth Group Inc.	4.200%	1/15/47	65	60
	UnitedHealth Group Inc.	4.750%	5/15/52	90	89
	US Bancorp	2.491%	11/3/36	996	803
[8]	Verizon Communications Inc.	1.250%	4/8/30	1,380	1,206
	Verizon Communications Inc.	1.680%	10/30/30	307	244
	Verizon Communications Inc.	2.355%	3/15/32	8,305	6,811
[8]	Verizon Communications Inc.	1.500%	9/19/39	1,100	800
[8]	Visa Inc.	2.375%	6/15/34	805	755
[2,9]	Wells Fargo & Co.	2.975%	5/19/26	625	442
[2]	Wells Fargo & Co.	4.100%	6/3/26	920	903
[2]	Wells Fargo & Co.	4.300%	7/22/27	275	270
[2]	Wells Fargo & Co.	3.526%	3/24/28	3,070	2,899
[2]	Wells Fargo & Co.	2.879%	10/30/30	435	381
[2]	Wells Fargo & Co.	4.897%	7/25/33	1,495	1,473
[2]	Wells Fargo & Co.	4.611%	4/25/53	905	834
					214,663
Total Corporate Bonds (Cost $387,063)					336,459
Sovereign Bonds (2.3%)
Australia (0.1%)
[2,11]	Commonwealth of Australia	2.750%	11/21/27	135	89
[2,11]	Commonwealth of Australia	2.250%	5/21/28	1,195	767
[2,11]	Commonwealth of Australia	1.000%	11/21/31	2,175	1,184
					2,040
Bermuda (0.0%)
[1,2]	Bermuda	2.375%	8/20/30	200	169
[1,2]	Bermuda	3.375%	8/20/50	200	147
					316
Canada (0.7%)
[9]	Canadian Government Bond	0.750%	10/1/24	4,565	3,278
23

Global Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[9]	Canadian Government Bond	2.750%	9/1/27	850	632
[9]	Canadian Government Bond	1.500%	6/1/31	350	233
[9]	Canadian Government Bond	1.500%	12/1/31	1,500	993
[9]	Canadian Government Bond	2.000%	12/1/51	250	152
[9]	City of Montreal	3.150%	12/1/36	750	500
[9]	City of Montreal	3.500%	12/1/38	410	280
[9]	City of Montreal	2.400%	12/1/41	1,000	562
[9]	City of Toronto	3.200%	8/1/48	1,000	628
[9]	Municipal Finance Authority of British Columbia	4.950%	12/1/27	2,200	1,762
[9]	Province of Ontario	2.900%	6/2/28	1,910	1,389
[2,12]	Province of Ontario	0.250%	6/28/29	985	916
[9]	Regional Municipality of York	2.150%	6/22/31	800	528
					11,853
Chile (0.0%)
[2]	Corp. Nacional del Cobre de Chile	3.625%	8/1/27	650	617
Colombia (0.1%)
[2]	Republic of Colombia	4.000%	2/26/24	1,350	1,322
Germany (0.1%)
[2,8,13]	KFW	0.000%	11/9/28	2,265	2,011
Japan (0.1%)
[2,14]	Japan	0.700%	6/20/51	301,250	1,913
[2,14]	Japan	0.700%	9/20/51	59,400	376
					2,289
Norway (0.1%)
	Equinor ASA	3.000%	4/6/27	1,545	1,479
Qatar (0.2%)
[1,2]	Qatar Energy	2.250%	7/12/31	820	715
[1,2]	Qatar Energy	3.125%	7/12/41	685	555
[1,2]	State of Qatar	3.875%	4/23/23	550	551
[1,2]	State of Qatar	5.103%	4/23/48	255	273
[1,2]	State of Qatar	4.400%	4/16/50	780	764
					2,858
Romania (0.0%)
[1,2,8]	Republic of Romania	2.000%	4/14/33	737	485
[2,8]	Republic of Romania	2.625%	12/2/40	525	303
					788
Saudi Arabia (0.2%)
[1,2]	Kingdom of Saudi Arabia	2.875%	3/4/23	2,020	2,009
[1,2]	Saudi Arabian Oil Co.	2.875%	4/16/24	500	490
[1,2]	Saudi Arabian Oil Co.	3.500%	4/16/29	680	654
					3,153
Singapore (0.0%)
[1,2]	Temasek Financial I Ltd.	3.625%	8/1/28	510	505
Spain (0.1%)
[1,8]	Kingdom of Spain	0.600%	10/31/29	1,050	937
Supranational (0.6%)
[8]	European Investment Bank	0.000%	11/15/27	1,460	1,321
[8]	European Stability Mechanism	0.000%	12/15/26	1,425	1,311
[2,8]	European Union	1.000%	7/6/32	3,300	2,925
24

Global Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,8]	European Union	0.000%	7/4/35	3,630	2,658
[2,8]	European Union	0.200%	6/4/36	4,110	3,031
					11,246
Total Sovereign Bonds (Cost $50,501)					41,414
Taxable Municipal Bonds (0.6%)
United States (0.6%)
	Broward County FL Airport System Revenue	3.477%	10/1/43	100	85
	California Health Facilities Financing Authority Revenue	4.353%	6/1/41	775	730
	Chicago IL Transit Authority Sales & Transfer Tax Receipts Revenue	6.899%	12/1/40	355	419
	Connecticut GO	2.000%	7/1/23	190	187
	Connecticut GO	5.770%	3/15/25	275	287
	Dallas-Fort Worth TX International Airport Revenue	3.089%	11/1/40	90	74
	Dallas-Fort Worth TX International Airport Revenue	4.087%	11/1/51	55	51
	Dallas-Fort Worth TX International Airport Revenue	4.507%	11/1/51	355	340
	Foothill-Eastern Transportation Corridor Agency CA Toll Road Revenue	4.094%	1/15/49	55	45
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	844	965
	Golden State Tobacco Securitization Corp. California Revenue	2.746%	6/1/34	35	30
	Golden State Tobacco Securitization Corp. California Revenue	3.293%	6/1/42	65	52
	Golden State Tobacco Securitization Corp. California Revenue	3.000%	6/1/46	145	127
	Grand Parkway Transportation Corp. Texas System Toll Revenue	3.236%	10/1/52	290	224
	Illinois GO	5.100%	6/1/33	4,670	4,648
[15]	Kansas Development Finance Authority Revenue	2.774%	5/1/51	475	345
[16]	Kansas Development Finance Authority Revenue (Employees Retirement System)	5.371%	5/1/26	425	439
	Massachusetts School Building Authority Dedicated Sales Tax Revenue	3.395%	10/15/40	175	149
	New York Metropolitan Transportation Authority Revenue (Build America Bonds)	6.200%	11/15/26	20	20
	New York Metropolitan Transportation Authority Revenue (Build America Bonds)	6.668%	11/15/39	170	195
	New York Metropolitan Transportation Authority Revenue (Build America Bonds)	6.814%	11/15/40	805	931
	New York State Dormitory Authority Revenue (Personal Income Tax)	3.110%	2/15/39	285	246
[17]	Philadelphia PA Authority for Industrial Development Revenue	6.550%	10/15/28	635	698
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	205	198
Total Taxable Municipal Bonds (Cost $12,875)					11,485
25

Global Wellington Fund
		Coupon	Shares	Market Value• ($000)
Temporary Cash Investments (2.3%)
Money Market Fund (2.3%)
[18]	Vanguard Market Liquidity Fund (Cost $40,199)	2.284%	402,232	40,211
Total Investments (99.1%) (Cost $1,705,084)				1,772,832
Other Assets and Liabilities—Net (0.9%)				16,116
Net Assets (100%)				1,788,948
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2022, the aggregate value was $114,247,000, representing 6.4% of net assets.
2	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of August 31, 2022.
5	Securities with a value of $3,042,000 have been segregated as initial margin for open futures contracts.
6	Securities with a value of $1,000 have been segregated as initial margin for recently closed centrally cleared swap contracts.
7	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
8	Face amount denominated in euro.
9	Face amount denominated in Canadian dollars.
10	Face amount denominated in British pounds.
11	Face amount denominated in Australian dollars.
12	Face amount denominated in Swiss francs.
13	Guaranteed by the Federal Republic of Germany.
14	Face amount denominated in Japanese yen.
15	Scheduled principal and interest payments are guaranteed by Build America Mutual Assurance Co.
16	Scheduled principal and interest payments are guaranteed by Assured Guaranty Municipal Corp.
17	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
18	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
1M—1-month.
3M—3-month.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
LIBOR—London Interbank Offered Rate.
REIT—Real Estate Investment Trust.
REMICS—Real Estate Mortgage Investment Conduits.
SOFR30A—30 Day Average Secured Overnight Financing Rate.
UMBS—Uniform Mortgage-Backed Securities.
USD—U.S. dollar.
26

Global Wellington Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	December 2022	56	6,206	(21)
Euro-Bobl	September 2022	264	32,654	(475)
Euro-BTP	September 2022	21	2,522	(38)
Euro-Buxl	September 2022	21	3,474	(155)
Euro-OAT	September 2022	18	2,497	(62)
Euro-Schatz	September 2022	126	13,752	(91)
Long Gilt	December 2022	62	7,774	(132)
				(974)

Short Futures Contracts
10-Year U.S. Treasury Note	December 2022	(489)	(57,167)	155
Euro-Bund	September 2022	(51)	(7,584)	338
Ultra 10-Year U.S. Treasury Note	December 2022	(233)	(29,169)	169
				662
				(312)

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Counterparty			Receive		Deliver
Goldman Sachs International	9/30/22	EUR	5,793	USD	5,836	—	(3)
Bank of America, N.A.	9/30/22	GBP	1,955	USD	2,289	—	(16)
Goldman Sachs International	9/30/22	GBP	1,280	USD	1,490	—	(2)
JPMorgan Chase Bank, N.A.	9/30/22	USD	6,650	AUD	9,512	138	—
JPMorgan Chase Bank, N.A.	9/29/22	USD	15,988	CAD	20,691	237	—
Bank of America, N.A.	9/29/22	AUD	900	CAD	813	—	(2)
JPMorgan Chase Bank, N.A.	9/30/22	USD	4,436	CHF	4,259	69	—
Goldman Sachs International	9/30/22	USD	88,862	EUR	89,090	—	(839)
Bank of America, N.A.	9/30/22	GBP	2,921	EUR	3,458	—	(87)
JPMorgan Chase Bank, N.A.	9/30/22	USD	25,086	GBP	21,311	315	—
Bank of America, N.A.	9/30/22	USD	568	HKD	4,450	—	—
27

Global Wellington Fund
Forward Currency Contracts (continued)
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Counterparty			Receive		Deliver
JPMorgan Chase Bank, N.A.	9/30/22	USD	5,243	JPY	716,973	71	—
Bank of America, N.A.	9/30/22	AUD	3,897	JPY	366,900	20	—
Bank of America, N.A.	9/30/22	GBP	1,169	JPY	188,082	2	—
Bank of America, N.A.	9/30/22	USD	1,944	SEK	20,670	3	—
						855	(949)
AUD—Australian dollar.
CAD—Canadian dollar.
CHF—Swiss franc.
EUR—euro.
GBP—British pound.
HKD—Hong Kong dollar.
JPY—Japanese yen.
SEK—Swedish krona.
USD—U.S. dollar.
At August 31, 2022, the counterparties had deposited in segregated accounts securities with a value of $3,416,000 in connection with open forward currency contracts.
See accompanying Notes, which are an integral part of the Financial Statements.
28

Global Wellington Fund
Statement of Assets and Liabilities
As of August 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $1,664,885)	1,732,621
Affiliated Issuers (Cost $40,199)	40,211
Total Investments in Securities	1,772,832
Investment in Vanguard	67
Cash	1,404
Foreign Currency, at Value (Cost $28,714)	28,706
Receivables for Investment Securities Sold	8,126
Receivables for Accrued Income	9,057
Receivables for Capital Shares Issued	1,906
Variation Margin Receivable—Futures Contracts	8
Unrealized Appreciation—Forward Currency Contracts	855
Total Assets	1,822,961
Liabilities
Payables for Investment Securities Purchased	31,380
Payables for Capital Shares Redeemed	852
Payables to Investment Advisor	682
Payables to Vanguard	150
Unrealized Depreciation—Forward Currency Contracts	949
Total Liabilities	34,013
Net Assets	1,788,948
29

Global Wellington Fund
Statement of Assets and Liabilities (continued)
At August 31, 2022, net assets consisted of:
($000s, except shares and per-share amounts)	Amount
Paid-in Capital	1,674,784
Total Distributable Earnings (Loss)	114,164
Net Assets	1,788,948

Investor Shares—Net Assets
Applicable to 9,751,457 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	226,050
Net Asset Value Per Share—Investor Shares	$23.18

Admiral Shares—Net Assets
Applicable to 53,928,966 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,562,898
Net Asset Value Per Share—Admiral Shares	$28.98
See accompanying Notes, which are an integral part of the Financial Statements.
30

Global Wellington Fund
Statement of Operations

Year Ended August 31, 2022
($000)
Investment Income
Income
Dividends [1]	37,231
Interest [2]	13,199
Securities Lending—Net	71
Total Income	50,501
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,800
Performance Adjustment	(96)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	665
Management and Administrative—Admiral Shares	2,540
Marketing and Distribution—Investor Shares	25
Marketing and Distribution—Admiral Shares	87
Custodian Fees	58
Auditing Fees	36
Shareholders’ Reports—Investor Shares	12
Shareholders’ Reports—Admiral Shares	32
Trustees’ Fees and Expenses	1
Other Expenses	38
Total Expenses	6,198
Expenses Paid Indirectly	(8)
Net Expenses	6,190
Net Investment Income	44,311
Realized Net Gain (Loss)
Investment Securities Sold[2]	16,502
Futures Contracts	4,199
Swap Contracts	13
Forward Currency Contracts	26,268
Foreign Currencies	(4,092)
Realized Net Gain (Loss)	42,890
31

Global Wellington Fund
Statement of Operations (continued)
Year Ended August 31, 2022
($000)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(251,584)
Futures Contracts	(386)
Forward Currency Contracts	645
Foreign Currencies	(222)
Change in Unrealized Appreciation (Depreciation)	(251,547)
Net Increase (Decrease) in Net Assets Resulting from Operations	(164,346)
1	Dividends are net of foreign withholding taxes of $1,280,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $246,000, ($9,000), $1,000, and ($9,000), respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
32

Global Wellington Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	44,311	27,722
Realized Net Gain (Loss)	42,890	37,845
Change in Unrealized Appreciation (Depreciation)	(251,547)	201,922
Net Increase (Decrease) in Net Assets Resulting from Operations	(164,346)	267,489
Distributions
Investor Shares	(7,906)	(3,249)
Admiral Shares	(56,296)	(22,988)
Total Distributions	(64,202)	(26,237)
Capital Share Transactions
Investor Shares	7,961	34,322
Admiral Shares	185,242	238,122
Net Increase (Decrease) from Capital Share Transactions	193,203	272,444
Total Increase (Decrease)	(35,345)	513,696
Net Assets
Beginning of Period	1,824,293	1,310,597
End of Period	1,788,948	1,824,293
See accompanying Notes, which are an integral part of the Financial Statements.
33

Global Wellington Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,				October 18, 2017[1] to August 31, 2018
	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$26.18	$22.29	$21.41	$20.51	$20.00
Investment Operations
Net Investment Income[2]	.566	.410	.430	.443	.392
Net Realized and Unrealized Gain (Loss) on Investments	(2.711)	3.871	.874	.920	.379
Total from Investment Operations	(2.145)	4.281	1.304	1.363	.771
Distributions
Dividends from Net Investment Income	(.446)	(.391)	(.389)	(.426)	(.261)
Distributions from Realized Capital Gains	(.409)	—	(.035)	(.037)	—
Total Distributions	(.855)	(.391)	(.424)	(.463)	(.261)
Net Asset Value, End of Period	$23.18	$26.18	$22.29	$21.41	$20.51
Total Return[3]	-8.43%	19.36%	6.22%	6.80%	3.88%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$226	$247	$181	$176	$172
Ratio of Total Expenses to Average Net Assets[4]	0.45% [5]	0.42%	0.44%	0.46%	0.46% [5,6]
Ratio of Net Investment Income to Average Net Assets	2.26%	1.68%	2.01%	2.19%	2.32% [6]
Portfolio Turnover Rate	77% [7]	68% [7]	58% [7]	54%	44%
1	Subscription period for the fund was October 18, 2017, to November 1, 2017, during which time all assets were held in cash. Performance measurement began November 2, 2017, the first business day after the subscription period, at a net asset value of $20.00.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.03%), (0.01%), and 0.01%. Performance-based investment advisory fees did not apply before fiscal year 2019.
5	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.44% and 0.45%, respectively.
6	Annualized.
7	Includes 15%, 20%, and 10%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.
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Global Wellington Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,				October 18, 2017[1] to August 31, 2018
	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$32.74	$27.87	$26.76	$25.65	$25.00
Investment Operations
Net Investment Income[2]	.750	.554	.564	.583	.511
Net Realized and Unrealized Gain (Loss) on Investments	(3.398)	4.842	1.104	1.132	.480
Total from Investment Operations	(2.648)	5.396	1.668	1.715	.991
Distributions
Dividends from Net Investment Income	(.601)	(.526)	(.514)	(.559)	(.341)
Distributions from Realized Capital Gains	(.511)	—	(.044)	(.046)	—
Total Distributions	(1.112)	(.526)	(.558)	(.605)	(.341)
Net Asset Value, End of Period	$28.98	$32.74	$27.87	$26.76	$25.65
Total Return[3]	-8.33%	19.53%	6.38%	6.85%	3.99%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,563	$1,577	$1,129	$826	$715
Ratio of Total Expenses to Average Net Assets[4]	0.32% [5]	0.29%	0.34%	0.36%	0.36% [5,6]
Ratio of Net Investment Income to Average Net Assets	2.39%	1.81%	2.11%	2.29%	2.42% [6]
Portfolio Turnover Rate	77% [7]	68% [7]	58% [7]	54%	44%
1	Subscription period for the fund was October 18, 2017, to November 1, 2017, during which time all assets were held in cash. Performance measurement began November 2, 2017, the first business day after the subscription period, at a net asset value of $25.00.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.03%), (0.01%), and 0.01%. Performance-based investment advisory fees did not apply before fiscal year 2019.
5	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.32% and 0.35%, respectively.
6	Annualized.
7	Includes 15%, 20%, and 10%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.
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Global Wellington Fund
Notes to Financial Statements
Vanguard Global Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Certain of the fund's investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
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Global Wellington Fund
3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
5. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
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Global Wellington Fund
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2022, the fund’s average investments in long and short futures contracts represented 4% and 5% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
6. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended August 31, 2022, the fund’s average investment in forward currency contracts represented 11% of net assets, based on the average of the notional amounts at each quarter-end during the period.
7. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged
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Global Wellington Fund
between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund's performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic
39

Global Wellington Fund
payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the year ended August 31, 2022, the fund's average amounts of investments in credit protection sold and credit protection purchased represented less than 1% and 0% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The fund had no open swap contracts at August 31, 2022.
8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
9. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
10. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
11. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of
40

Global Wellington Fund
trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
12. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received and related professional fees incurred during the year, if any, are included in dividend income and other expenses or professional services, respectively. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.  Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance relative to the Global Wellington Composite Index, comprising the FTSE Developed Index and the Bloomberg Fixed Income
41

Global Wellington Fund
Composite Index, for the preceding three years. For the year ended August 31, 2022, the investment advisory fee represented an effective annual basic rate of 0.15% of the fund’s average net assets before a net decrease of $96,000 (0.01%) based on performance.
C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2022, the fund had contributed to Vanguard capital in the amount of $67,000, representing less than 0.01% of the fund’s net assets and 0.03% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2022, custodian fee offset arrangements reduced the fund’s expenses by $8,000 (an annual rate of less than 0.01% of average net assets).
E.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
42

Global Wellington Fund
The following table summarizes the market value of the fund's investments and derivatives as of August 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	698,804	—	—	698,804
Common Stocks—Other	45,063	417,002	—	462,065
U.S. Government and Agency Obligations	—	168,204	—	168,204
Asset-Backed/Commercial Mortgage-Backed Securities	—	14,190	—	14,190
Corporate Bonds	—	336,459	—	336,459
Sovereign Bonds	—	41,414	—	41,414
Taxable Municipal Bonds	—	11,485	—	11,485
Temporary Cash Investments	40,211	—	—	40,211
Total	784,078	988,754	—	1,772,832

Derivative Financial Instruments
Assets
Futures Contracts[1]	662	—	—	662
Forward Currency Contracts	—	855	—	855
Total	662	855	—	1,517
Liabilities
Futures Contracts[1]	974	—	—	974
Forward Currency Contracts	—	949	—	949
Total	974	949	—	1,923
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
F.  At August 31, 2022, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:
Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Unrealized Appreciation—Futures Contracts[1]	662	—	662
Unrealized Appreciation—Forward Currency Contracts	—	855	855
Total Assets	662	855	1,517

Unrealized Depreciation—Futures Contracts[1]	974	—	974
Unrealized Depreciation—Forward Currency Contracts	—	949	949
Total Liabilities	974	949	1,923
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
43

Global Wellington Fund
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended August 31, 2022, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	4,199	—	—	4,199
Swap Contracts	—	—	13	13
Forward Currency Contracts	—	26,268	—	26,268
Realized Net Gain (Loss) on Derivatives	4,199	26,268	13	30,480

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(386)	—	—	(386)
Forward Currency Contracts	—	645	—	645
Change in Unrealized Appreciation (Depreciation) on Derivatives	(386)	645	—	259
G.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, distributions in connection with fund share redemptions, and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	3,509
Total Distributable Earnings (Loss)	(3,509)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the deferral of qualified late-year losses. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	5,508
Undistributed Long-Term Gains	42,909
Capital Loss Carryforwards	—
Qualified Late-Year Losses	(1,437)
Net Unrealized Gains (Losses)	66,408
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Global Wellington Fund
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	45,900	26,237
Long-Term Capital Gains	18,302	—
Total	64,202	26,237
*	Includes short-term capital gains, if any.
As of August 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,706,247
Gross Unrealized Appreciation	211,930
Gross Unrealized Depreciation	(145,345)
Net Unrealized Appreciation (Depreciation)	66,585
H.  During the year ended August 31, 2022, the fund purchased $787,282,000 of investment securities and sold $678,080,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $814,130,000 and $720,839,000, respectively.
I.  Capital share transactions for each class of shares were:
	Year Ended August 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	82,726	3,263	101,873	4,118
Issued in Lieu of Cash Distributions	7,053	279	2,906	120
Redeemed	(81,818)	(3,241)	(70,457)	(2,920)
Net Increase (Decrease)—Investor Shares	7,961	301	34,322	1,318
Admiral Shares
Issued	428,463	13,556	498,135	16,206
Issued in Lieu of Cash Distributions	49,306	1,564	20,433	673
Redeemed	(292,527)	(9,361)	(280,446)	(9,226)
Net Increase (Decrease)—Admiral Shares	185,242	5,759	238,122	7,653
J.  Management has determined that no events or transactions occurred subsequent to August 31, 2022, that would require recognition or disclosure in these financial statements.
45

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Global Wellington Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Global Wellington Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the four years in the period ended August 31, 2022 and for the period October 18, 2017 (inception) through August 31, 2018 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the four years in the period ended August 31, 2022 and for the period October 18, 2017 (inception) through August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 20, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
46

Tax information (unaudited)
For corporate shareholders, 43.9%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $31,305,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $1,723,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $21,811,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The fund hereby designates 23.3%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates $49,000, or if subsequently determined to be different, the maximum amount allowable by law, of qualified business income for individual shareholders for the fiscal year.
47

Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard World Fund approved the appointment of liquidity risk management program administrators responsible for administering Vanguard Global Wellington Fund’s Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2021, through December 31, 2021 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.
48

”Bloomberg®” and the Bloomberg Fixed Income Composite Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the Index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Vanguard.
The Global Wellington Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Global Wellington Fund or any member of the public regarding the advisability of investing in securities generally or in the Global Wellington Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg Fixed Income Composite Index, which is determined, composed and calculated by BISL without regard to Vanguard or the Global Wellington Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Global Wellington Fund into consideration in determining, composing or calculating the Bloomberg Fixed Income Composite Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Global Wellington Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Global Wellington Fund customers, in connection with the administration, marketing or trading of the Global Wellington Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG FIXED INCOME COMPOSITE INDEX, OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE GLOBAL WELLINGTON FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG FIXED INCOME COMPOSITE INDEX, OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG FIXED INCOME COMPOSITE INDEX, OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE GLOBAL WELLINGTON FUND OR BLOOMBERG FIXED INCOME COMPOSITE INDEX, OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2022 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
CFA® is a registered trademark owned by CFA Institute.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q15670 102022

Annual Report  |  August 31, 2022
Vanguard Global Wellesley® Income Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended August 31, 2022, Vanguard Global Wellesley Income Fund returned –8.94% for Investor Shares and –8.81% for Admiral Shares. Its composite benchmark index returned –10.27%.
•	The investment outlook grew more challenging during the 12 months. Sentiment deteriorated as inflation soared to multidecade highs, fueled in part by higher energy and food prices after Russia’s invasion of Ukraine. Many central banks reacted by raising interest rates, which weighed on bond prices and sparked fears of recession.
•	The fund’s stock portfolio performed better than its benchmark. Relative performance received the biggest boost from stock selection in financials, industrials, and health care. By region, stock selection in Europe and emerging markets helped most.
•	In fixed income, relative performance was helped by the portfolio’s shorter duration compared with the benchmark and underweightings to supranational, sovereign, and local agency bonds. Overweightings to commercial-mortgage-backed and asset-backed securities detracted from relative performance.
•	The fund regularly uses derivatives to hedge portfolio risks. Its holdings of forward currency contracts and futures had a positive impact on performance over the period.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-12.96%	12.14%	11.61%
Russell 2000 Index (Small-caps)	-17.88	8.59	6.95
Russell 3000 Index (Broad U.S. market)	-13.28	11.90	11.29
FTSE All-World ex US Index (International)	-19.00	3.48	2.12
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-11.65%	-2.01%	0.54%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-8.63	-0.83	1.28
FTSE Three-Month U.S. Treasury Bill Index	0.44	0.56	1.10
CPI
Consumer Price Index	8.26%	4.90%	3.82%
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Advisor’s Report
Vanguard Global Wellesley Income Fund returned –8.94% for Investor Shares and –8.81% for Admiral Shares for the 12 months ended August 31, 2022. The fund’s return was better than the –10.27% return of its composite benchmark, which is weighted 65% Bloomberg Fixed Income Composite Index—comprising 80% Bloomberg Global Aggregate Credit Index (USD Hedged), 10% Bloomberg Global Aggregate Treasury Index (USD Hedged), and 10% Bloomberg Global Aggregate Securitized Index (USD Hedged)—and 35% FTSE Developed High Dividend Yield Index (net of tax).
Investment environment
Global equity markets fell during the period. The Standard & Poor’s 500 Index returned –11.23%, the FTSE Developed High Dividend Yield Index (net of tax) returned –5.95%, and the MSCI EAFE Index Gross returned –19.37%.
Global equities advanced in the fourth quarter of 2021 as risk sentiment was bolstered by strong corporate earnings, still-accommodative financial conditions, and robust global equity inflows. In the first quarter of 2022, equities declined as volatility spiked sharply amid rising geopolitical instability, tighter monetary policy to address inflation, and fears about the global economic growth outlook. The equity declines intensified in the second quarter amid the geopolitical instability and inflation, rising interest rates, and constrained supply chains.
Inflation remained elevated globally. The consumer price index in the U.S. in May and in the euro zone in June rose 8.6% year over year. Energy prices continued to rise as the war in Ukraine severely pressured oil and natural gas supplies. Despite the risk of slowing economic growth, most central banks continued to adopt tough measures to rein in inflation, reiterating their intentions to raise interest rates more aggressively and scale back pandemic-era stimulus efforts and years of quantitative easing.
U.S. fixed income markets generated negative returns for the 12 months. Most fixed income spread sectors underperformed government bonds as concerns rose that tighter financial conditions could tip the global economy into recession. The Bloomberg U.S. Aggregate Bond Index returned –11.52% for the period, driven by sharply rising Treasury yields as the Federal Reserve acted to rein in inflation. Global fixed income markets, as measured by the Bloomberg Fixed Income Composite Index, returned –12.76% for the period.
Fixed income sectors cemented their worst-ever start to a year in the first half of 2022, followed by sharply negative returns toward the end of the fund’s fiscal year. Inflation pressures remained acute; late in the period, however, commodity prices declined sharply. The U.S. labor market remained strong, while housing market resilience was tested by surging mortgage rates, lack of inventory, and home-price appreciation. Investment-grade corporate bonds generated negative excess return of –2.45% while high-yield corporate

2

spreads generated negative excess return of –3.54%, according to Bloomberg Index data.
Global gross domestic product growth largely continued to recover early in the 12 months. By the end of the period, GDP exhibited some divergence, with notable contraction in the U.S. and Japan. After the surprise invasion of Ukraine, Western sanctions imposed on Russia led to retaliatory measures from Moscow, including restrictions in gas supplies to parts of Europe, which raised concerns about Europe’s energy security. By the end of the period, global growth had slowed moderately, driven by tightening financial conditions, but inflation continued and most major central banks became more hawkish.
Absolute returns were negative for fixed income sectors over the period. On an excess-return basis, higher-quality issues generally performed better; securities rated BBB had an excess return of –3.01%, compared with –2.02% for those rated A, –1.10% for those rated AA, and –1.23% for AAA-rated securities.
The fund’s successes
The fund’s equity portfolio outperformed its benchmark, driven by strong stock selection in financials, industrials, and health care. The fund’s overweight to utilities and underweight to industrials and materials also contributed. Top relative contributors included an out-of-benchmark position in Elevance Health and overweight positions in
Progressive, in financials, and Exelon, in utilities.
In the fixed income portfolio, the fund benefited from its short duration relative to the benchmark as rates rose over the period. The fund’s underweight to supranational, sovereign, and local agency bonds, including those directly related to Russia, also contributed to relative returns. Positioning in investment-grade utilities and industrials issuers helped slightly.
The fund’s shortfalls
Sector allocation, a result of our bottom-up stock selection process, detracted from relative returns for the equity portfolio. The fund’s underweight to energy and overweight to real estate and communication services detracted. Weak stock selection in energy, consumer discretionary, and information technology also detracted. Top relative detractors included not holding benchmark constituents Exxon Mobil and Chevron in energy, and an overweight to Comcast in communication services.
In the fixed income portfolio, an overweight to securitized sectors such as commercial-mortgage-backed securities (CMBS) and asset-backed securities (ABS) detracted from relative performance. An overweight to banking issuers in investment-grade financials also detracted.
The fund’s positioning and outlook
In the fixed income portfolio, we maintain a modestly defensive stance as market
3

volatility has remained elevated. The Fed's hawkish stance as growth has slowed raised the prospects of a recession and reduced the possibility of a soft landing. Inflation has been sticky because of sustained supply chain issues that started with COVID-19 disruptions and broadened with the war in Ukraine, rising wages, excess demand, and a tight housing supply. The Fed has responded with an aggressive start to the interest rate hiking cycle, hawkish messaging, and the start of quantitative tightening. We expect the yield curve to remain flat as the Fed has accelerated its tightening agenda amid a slowing economy.
Most central banks have embarked on tightening campaigns to fight inflation. We hold a small underweight duration stance across global interest rates.
Credit fundamentals have peaked, but corporate liquidity continues to be strong and generation supportive. We are seeing signs of margin degradation driven by input cost and wage inflation. The evolving macroeconomic landscape will result in more fundamental and performance dispersion, which should create better security selection opportunities.
Investment-grade credit spreads sit near long-term median levels. While valuations have improved, we do not feel that current levels provide sufficient compensation for the risks that markets face, particularly risks from the impact of tighter monetary policy globally. The withdrawal of global liquidity will continue to weigh on risk assets and cause heightened volatility.
We continue to view governments as a source of liquidity for the portfolio. We are slightly underweight agency mortgage-backed securities (MBS). Spreads have widened substantially from their tightest levels as risks increased with Fed rate hikes and quantitative tightening, which has caused higher interest rate volatility and curve flattening. In agency MBS, we are overweight collateralized mortgage obligations, which are expected to earn their income through stable cash flows and cheaper valuations than pass-throughs.
We have a modestly positive view on certain securitized sectors. Housing fundamentals are weakening from exceptionally strong levels, but low inventory and strong demographic tailwinds are helping mortgage credit performance. Commercial real estate fundamentals are stable, which benefits CMBS, but challenges remain in certain retail, office, and lodging segments. As a result, we continue to favor single-asset single-borrower securities focused on prime properties with strong tenants.
While ABS fundamentals are supported by strong consumer balance sheets, delinquencies are expected to begin to normalize, and recent cheapening seems commensurate with this expected weakness. Collateralized loan obligation valuations look less compelling given liquidity risks and potential weakness in underlying loan performance.
4

In the equity portfolio, the overall profile of our holdings has not changed materially over the 12 months, and we have continued to base most of our investment decisions on bottom-up considerations at the individual stock level.
In the second half of 2021, attractive valuations and product-pipeline dynamics drove our purchase of Johnson & Johnson. More recently, fears of recession and geopolitical turmoil opened opportunities in new positions such as Ares Management, Iberdrola, and Johnson Controls. We eliminated our holdings in Boston Properties, Chubb, Nexity, and Volkswagen.
At the end of the period, the equity portfolio’s largest sector overweights were in utilities, financials, and health care, where we have found attractively valued companies with good absolute upside and reasonable downside protection through an economic cycle. The largest sector underweights were in consumer staples, energy, and materials.
The equity portfolio’s largest regional allocations, in absolute terms, are to North America and Europe. The fund’s largest overweight position is in Europe and its largest underweight is in Asia Pacific ex-Japan. This positioning is largely a function of bottom-up analysis and the listed domicile of global companies. Furthermore, these relative tilts are slightly smaller when the underlying geographic revenue mix of the portfolio is considered.
The post-COVID-19 period of reduced earnings visibility across the market has started to offer attractive long-term investment opportunities in high-quality companies that face a greater short-term macro pressure. Many companies with strong franchises and an ability to sustain dividends through a period of economic weakness have begun trading at attractive through-the-cycle valuations. Given our focus on the long-term compounding benefits of businesses that generate attractive free cash flow and returns on capital, we look to further take advantage of such opportunities should the market continue to see short-term gyrations.
Loren L. Moran, CFA
Senior Managing Director and
Fixed Income Portfolio Manager
Andre J. Desautels, CFA
Senior Managing Director and
Equity Portfolio Manager
Wellington Management Company llp
September 13, 2022
5

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
6

Six Months Ended August 31, 2022
	Beginning Account Value 2/28/2022	Ending Account Value 8/31/2022	Expenses Paid During Period
Based on Actual Fund Return
Global Wellesley Income Fund
Investor Shares	$1,000.00	$ 925.50	$2.09
Admiral™ Shares	1,000.00	926.10	1.46
Based on Hypothetical 5% Yearly Return
Global Wellesley Income Fund
Investor Shares	$1,000.00	$1,023.04	$2.19
Admiral Shares	1,000.00	1,023.69	1.53
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratios for that period are 0.43% for Investor Shares and 0.30% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
7

Global Wellesley Income Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: November 2, 2017, Through August 31, 2022
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Since Inception (11/2/2017)	Final Value of a $10,000 Investment
Global Wellesley Income Fund Investor Shares	-8.94%	2.25%	$11,135
Global Wellesley Income Composite Index	-10.27	2.30	11,160
Bloomberg Global Aggregate Bond Index	-17.61	-1.27	9,402
FTSE Developed Net Tax Index	-15.14	7.26	14,024
Global Wellesley Income Composite Index: Weighted 65% Bloomberg Fixed Income Composite Index (composed of 80% Bloomberg Global Aggregate Credit Index (USD Hedged), 10% Bloomberg Global Aggregate Treasury Index (USD Hedged), and 10% Bloomberg Global Aggregate Securitized Index (USD Hedged)), and 35% FTSE Developed High Dividend Yield Index (net of tax).
"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
8

Global Wellesley Income Fund
		Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Since Inception (11/2/2017)	Final Value of a $50,000 Investment
Global Wellesley Income Fund Admiral Shares	-8.81%	2.37%	$55,981
Global Wellesley Income Composite Index	-10.27	2.30	55,800
Bloomberg Global Aggregate Bond Index	-17.61	-1.27	47,011
FTSE Developed Net Tax Index	-15.14	7.26	70,118
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
9

Global Wellesley Income Fund
Fund Allocation
As of August 31, 2022

United States	60.7%
United Kingdom	7.3
France	5.6
Canada	4.6
Switzerland	3.6
Japan	3.5
Germany	1.8
Spain	1.4
Norway	1.2
Supranational	1.2
Netherlands	1.2
Australia	1.0
Hong Kong	1.0
Other	5.9
The table reflects the fund’s investments, except for short-term investments and derivatives.
10

Global Wellesley Income Fund
Financial Statements
Schedule of Investments
As of August 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (36.6%)
Australia (0.7%)
	Rio Tinto plc	63,532	3,508
Canada (3.0%)
	Bank of Nova Scotia	85,961	4,753
	TC Energy Corp.	81,968	3,950
	Royal Bank of Canada	41,513	3,860
	Enbridge Inc.	81,834	3,375
			15,938
China (0.6%)
	ENN Energy Holdings Ltd.	208,400	3,028
France (3.2%)
	AXA SA	217,095	5,113
	TotalEnergies SE	97,241	4,923
	Bureau Veritas SA	140,949	3,499
	Vinci SA	35,143	3,242
			16,777
Greece (0.4%)
	Hellenic Telecommunications Organization SA	142,839	2,272
Hong Kong (0.9%)
	AIA Group Ltd.	361,800	3,481
*	Sands China Ltd.	696,800	1,558
			5,039
Japan (2.6%)
	Tokio Marine Holdings Inc.	92,200	5,110
	KDDI Corp.	105,300	3,222
	Mitsubishi UFJ Financial Group Inc.	612,300	3,174
	Isuzu Motors Ltd.	185,600	2,305
			13,811
Netherlands (0.5%)
	Koninklijke KPN NV	781,923	2,488
Norway (0.7%)
	DNB Bank ASA	193,115	3,672
Spain (1.1%)
	Industria de Diseno Textil SA	146,604	3,165
	Iberdrola SA	236,422	2,462
			5,627
11

Global Wellesley Income Fund
				Shares	Market Value• ($000)
Switzerland (2.1%)
	Novartis AG (Registered)			55,976	4,528
	UBS Group AG (Registered)			247,232	3,918
	Nestle SA (Registered)			24,906	2,914
					11,360
Taiwan (0.6%)
	Taiwan Semiconductor Manufacturing Co. Ltd.			191,000	3,127
United Kingdom (3.2%)
	AstraZeneca plc			46,911	5,803
	BAE Systems plc			464,827	4,186
	National Grid plc			329,460	4,102
	Standard Chartered plc			433,617	3,003
					17,094
United States (17.0%)
	Philip Morris International Inc.			59,471	5,679
	Pfizer Inc.			123,102	5,568
	Merck & Co. Inc.			57,332	4,894
	Elevance Health Inc.			10,060	4,880
	Bank of America Corp.			143,904	4,837
	Progressive Corp.			36,337	4,457
	Johnson & Johnson			26,273	4,239
	Cisco Systems Inc.			93,745	4,192
	Exelon Corp.			94,624	4,155
	Duke Energy Corp.			38,540	4,120
	Ares Management Corp. Class A			54,214	4,019
	Texas Instruments Inc.			22,418	3,704
	Lockheed Martin Corp.			8,588	3,608
	FMC Corp.			32,948	3,561
	TJX Cos. Inc.			55,377	3,453
	Johnson Controls International plc			62,362	3,376
	Microsoft Corp.			12,497	3,268
	Comcast Corp. Class A			84,267	3,050
	Kellogg Co.			40,710	2,961
	Edison International			43,079	2,919
	Home Depot Inc.			8,000	2,307
	Verizon Communications Inc.			54,162	2,264
	Medtronic plc			24,633	2,166
	Medical Properties Trust Inc.			121,059	1,769
					89,446
Total Common Stocks (Cost $170,871)					193,187
		Coupon	Maturity Date	Face Amount ($000)
U.S. Government and Agency Obligations (15.1%)
[1,2]	Fannie Mae REMICS	2.000%	9/25/40	43	42
[1,2]	Fannie Mae REMICS	2.500%	5/25/45	283	261
[1,2]	Fannie Mae REMICS	3.000%	2/25/49	73	71
[1,2]	Fannie Mae REMICS	3.500%	6/25/44	108	104
[1,2]	Freddie Mac REMICS	1.750%	9/15/42	718	667
[1,2]	Freddie Mac REMICS	2.000%	7/25/50	736	670
[1,2]	Freddie Mac REMICS	3.500%	11/15/40	19	19
12

Global Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Freddie Mac REMICS	4.000%	12/15/39–9/15/41	1,035	1,030
[1,3]	Ginnie Mae II Pool	2.000%	9/15/52	775	684
[1,3]	Ginnie Mae II Pool	2.500%	9/15/52	1,225	1,115
[1,3]	Ginnie Mae II Pool	4.000%	9/15/52	850	837
[1]	Ginnie Mae REMICS	2.750%	9/20/44	88	85
[1,2,3]	UMBS Pool	2.000%	4/01/41–9/25/52	5,222	4,526
[1,2,3]	UMBS Pool	2.500%	5/01/51–10/25/52	4,629	4,171
[1,2,3]	UMBS Pool	3.000%	10/01/51–10/25/52	2,455	2,288
[1,2,3]	UMBS Pool	3.500%	9/25/37–9/25/52	4,028	3,933
[1,2,3]	UMBS Pool	4.000%	9/25/52–10/25/52	2,325	2,268
[1,2,3]	UMBS Pool	4.500%	9/25/52–9/25/52	875	870
[1,2,3]	UMBS Pool	5.000%	9/25/52–9/25/52	300	303
	United States Treasury Note/Bond	0.375%	9/15/24	985	925
	United States Treasury Note/Bond	0.750%	11/15/24–4/30/26	3,985	3,718
	United States Treasury Note/Bond	0.875%	6/30/26	845	767
	United States Treasury Note/Bond	1.000%	12/15/24	870	823
	United States Treasury Note/Bond	1.125%	10/31/26	145	132
	United States Treasury Note/Bond	1.250%	11/30/26–12/31/26	12,845	11,743
[4,5]	United States Treasury Note/Bond	1.750%	3/15/25–8/15/41	5,730	4,699
	United States Treasury Note/Bond	1.875%	2/28/27–11/15/51	2,840	2,537
	United States Treasury Note/Bond	2.000%	11/15/41	6,405	4,975
	United States Treasury Note/Bond	2.250%	2/15/52	2,280	1,822
	United States Treasury Note/Bond	2.375%	2/15/42	2,080	1,725
	United States Treasury Note/Bond	2.500%	4/30/24–3/31/27	4,530	4,366
	United States Treasury Note/Bond	2.625%	4/15/25–7/31/29	2,690	2,607
	United States Treasury Note/Bond	2.750%	4/30/27–8/15/32	6,030	5,859
	United States Treasury Note/Bond	2.875%	5/15/52	2,145	1,977
	United States Treasury Note/Bond	3.000%	8/15/52	660	626
	United States Treasury Note/Bond	3.250%	6/30/27–5/15/42	3,855	3,825
	United States Treasury Note/Bond	3.375%	8/15/42	2,705	2,640
Total U.S. Government and Agency Obligations (Cost $85,644)					79,710
Asset-Backed/Commercial Mortgage-Backed Securities (1.6%)
Bermuda (0.0%)
[1,6]	START Ireland Series 2019-1	4.089%	3/15/44	126	112
United States (1.6%)
[1,6]	Aligned Data Centers Issuer LLC Series 2021-1A	1.937%	8/15/46	740	653
[1,6]	Angel Oak Mortgage Trust I LLC Series 2018-3	3.649%	9/25/48	14	14
[1,6,7]	BX Trust Series 2021-ARIA, 1M USD LIBOR + 1.297%	3.688%	10/15/36	770	727
[1,6,7]	BX Trust Series 2021-LGCY, 1M USD LIBOR + 0.506%	2.897%	10/15/23	1,750	1,668
[1,6]	Castlelake Aircraft Structured Trust Series 2019-1A	3.967%	4/15/39	157	140
[1,6,7]	Connecticut Avenue Securities Trust Series 2021-R01, SOFR30A + 1.550%	3.733%	10/25/41	145	140
[1,6]	Domino's Pizza Master Issuer LLC Series 2021-1A	3.151%	4/25/51	434	367
[1,2]	Fannie Mae-Aces Series 2021-M2S	2.386%	10/25/36	364	309
[1]	Ford Credit Auto Lease Trust Series 2021-A	0.780%	9/15/25	180	174
[1,2]	Freddie Mac Multifamily Structured Pass-Through Certificates Series K142	2.400%	3/25/32	820	731
[1,2,6,7]	Freddie Mac STACR REMICS Trust Series 2020-DNA5, SOFR30A + 2.800%	4.983%	10/25/50	253	256
13

Global Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,6]	Home Partners of America Trust Series 2021-2	2.302%	12/17/26	693	615
[1,6]	New Economy Assets Phase 1 Sponsor LLC Series 2021-1	2.410%	10/20/61	245	210
[1]	Seasoned Credit Risk Transfer Trust Series 2019-3	3.500%	10/25/58	175	171
[1,6,7]	SREIT Trust Series 2021-MFP, 1M USD LIBOR + 1.080%	3.471%	11/15/38	875	836
[1,6]	Taco Bell Funding LLC Series 2021-1A	1.946%	8/25/51	342	295
[1,6]	Taco Bell Funding LLC Series 2021-1A	2.294%	8/25/51	312	258
[1,6]	Towd Point Mortgage Trust Series 2018-1	3.000%	1/25/58	90	89
[1,6]	Vantage Data Centers Issuer LLC Series 2019-1A	3.188%	7/15/44	136	131
[1,6]	Vantage Data Centers Issuer LLC Series 2020-1A	1.645%	9/15/45	540	483
					8,267
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $9,086)					8,379
Corporate Bonds (37.7%)
Australia (0.1%)
[6]	CSL Finance plc	4.250%	4/27/32	650	631
Austria (0.2%)
[6]	JAB Holdings BV	2.200%	11/23/30	260	202
[6]	JAB Holdings BV	3.750%	5/28/51	500	328
[6]	JAB Holdings BV	4.500%	4/8/52	445	321
					851
Belgium (0.3%)
[1,8]	Anheuser-Busch InBev SA/NV	2.875%	4/2/32	350	339
[1,8]	Anheuser-Busch InBev SA/NV	2.750%	3/17/36	725	656
	Anheuser-Busch InBev Worldwide Inc.	4.500%	6/1/50	785	712
					1,707
Canada (0.4%)
[9]	Bank of Montreal	2.850%	3/6/24	1,890	1,401
	Fortis Inc.	3.055%	10/4/26	625	585
					1,986
Denmark (0.6%)
[8]	Danske Bank A/S	0.500%	8/27/25	1,650	1,566
[6]	Danske Bank A/S	1.621%	9/11/26	875	775
[1,10]	Danske Bank A/S	2.250%	1/14/28	560	564
					2,905
France (2.2%)
[1,8]	Airbus SE	2.375%	6/9/40	100	83
[1,8]	APRR SA	1.500%	1/25/30	100	91
[1,8]	APRR SA	1.625%	1/13/32	100	89
[1,8]	AXA SA	5.125%	7/4/43	750	764
[6]	BNP Paribas SA	2.819%	11/19/25	360	342
[6]	BNP Paribas SA	2.219%	6/9/26	770	711
[1,8]	BNP Paribas SA	0.125%	9/4/26	400	351
[6]	BNP Paribas SA	2.591%	1/20/28	1,145	1,017
[8]	BNP Paribas SA	0.500%	9/1/28	900	763
[6]	BNP Paribas SA	2.159%	9/15/29	935	770
[1,8]	BNP Paribas SA	1.125%	1/15/32	400	340
[1,8]	BPCE SA	1.125%	1/18/23	900	902
[6]	BPCE SA	3.250%	1/11/28	500	457
14

Global Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[6]	BPCE SA	2.277%	1/20/32	760	590
[6]	Danone SA	2.947%	11/2/26	285	272
[1,8]	Orange SA	1.000%	5/12/25	1,200	1,162
[1,8]	RCI Banque SA	1.375%	3/8/24	575	565
[1,8]	RCI Banque SA	1.625%	4/11/25	305	292
[8]	Societe Generale SFH SA	0.750%	1/29/27	800	751
[1,8]	Suez SACA	2.875%	5/24/34	1,100	984
[1,8]	Veolia Environnement SA	0.800%	1/15/32	400	319
					11,615
Germany (1.0%)
[6]	Bayer US Finance II LLC	4.250%	12/15/25	660	649
[6]	Bayer US Finance LLC	3.375%	10/8/24	765	750
[1,8]	Deutsche Bank AG	1.875%	2/23/28	700	616
[6]	Volkswagen Group of America Finance LLC	3.350%	5/13/25	200	194
[1,8]	Volkswagen Leasing GmbH	2.625%	1/15/24	525	531
[1,8]	Volkswagen Leasing GmbH	1.375%	1/20/25	1,825	1,766
[8]	Wintershall Dea Finance BV	1.823%	9/25/31	1,000	790
					5,296
Hong Kong (0.0%)
[1,8]	AIA Group Ltd.	0.880%	9/9/33	125	101
Ireland (0.6%)
[6]	Avolon Holdings Funding Ltd.	2.125%	2/21/26	178	154
[6]	Avolon Holdings Funding Ltd.	2.528%	11/18/27	1,881	1,540
[8]	CRH Finance DAC	3.125%	4/3/23	1,177	1,194
					2,888
Italy (0.5%)
[1,8]	Enel Finance International NV	0.500%	6/17/30	1,675	1,315
[6]	Enel Finance International NV	2.250%	7/12/31	320	243
[6]	Enel Finance International NV	5.000%	6/15/32	280	261
[1,8]	Hera SpA	1.000%	4/25/34	530	365
[6]	UniCredit SpA	1.982%	6/3/27	530	449
					2,633
Japan (0.5%)
[6]	NTT Finance Corp.	1.162%	4/3/26	700	628
[6]	NTT Finance Corp.	2.065%	4/3/31	2,395	2,011
	Takeda Pharmaceutical Co. Ltd.	3.025%	7/9/40	200	155
					2,794
Kuwait (0.3%)
[6]	NBK SPC Ltd.	1.625%	9/15/27	1,750	1,565
Netherlands (0.7%)
[6]	Cooperatieve Rabobank UA	1.106%	2/24/27	530	466
[1,10]	Cooperatieve Rabobank UA	4.625%	5/23/29	100	109
[1,8]	Cooperatieve Rabobank UA	0.010%	7/2/30	1,100	915
[8]	ING Groep NV	0.250%	2/18/29	600	495
[8]	ING Groep NV	0.250%	2/1/30	400	318
[1,8]	Koninklijke KPN NV	0.875%	11/15/33	500	379
	Shell International Finance BV	4.000%	5/10/46	275	243
	Shell International Finance BV	3.000%	11/26/51	340	256
[1,10]	Shell International Finance BV	1.750%	9/10/52	425	261
					3,442
15

Global Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Norway (0.3%)
[1,8]	Aker BP ASA	1.125%	5/12/29	1,090	911
[6]	Aker BP ASA	4.000%	1/15/31	725	655
					1,566
Saudi Arabia (0.2%)
[6]	EIG Pearl Holdings Sarl	3.545%	8/31/36	1,105	969
South Korea (0.0%)
[6]	SK Telecom Co. Ltd.	3.750%	4/16/23	200	200
Spain (0.1%)
	Telefonica Emisiones SA	4.665%	3/6/38	845	731
Switzerland (1.4%)
[6]	Alcon Finance Corp.	3.000%	9/23/29	2,965	2,624
[1,8]	Credit Suisse Group AG	1.250%	7/17/25	600	567
[6]	Credit Suisse Group AG	6.442%	8/11/28	1,460	1,428
[6]	Credit Suisse Group AG	3.091%	5/14/32	2,380	1,799
[8]	UBS Group AG	0.250%	2/24/28	950	793
					7,211
United Arab Emirates (0.6%)
[6]	DAE Funding LLC	1.550%	8/1/24	1,125	1,052
[6]	Galaxy Pipeline Assets Bidco Ltd.	2.160%	3/31/34	2,517	2,195
					3,247
United Kingdom (3.8%)
[6]	Ashtead Capital Inc.	5.500%	8/11/32	300	295
	AstraZeneca plc	4.000%	1/17/29	720	718
[1,8]	Barclays plc	1.125%	3/22/31	1,125	970
[8]	Barclays plc	1.106%	5/12/32	525	398
	Barclays plc	2.894%	11/24/32	760	595
	BAT Capital Corp.	3.557%	8/15/27	1,210	1,112
[1,8]	BP Capital Markets BV	0.933%	12/4/40	780	483
[1,9]	BP Capital Markets plc	3.470%	5/15/25	1,325	982
[8]	BP Capital Markets plc	1.104%	11/15/34	525	396
[6]	CK Hutchison International 17 II Ltd.	2.750%	3/29/23	975	969
[1,8]	Diageo Finance plc	2.500%	3/27/32	885	852
[1,10]	Heathrow Funding Ltd.	2.750%	10/13/29	1,350	1,351
[1,10]	Heathrow Funding Ltd.	2.750%	8/9/49	350	257
[1,10]	HSBC Holdings plc	2.256%	11/13/26	1,725	1,818
	HSBC Holdings plc	1.589%	5/24/27	420	366
	HSBC Holdings plc	2.206%	8/17/29	770	638
	HSBC Holdings plc	2.804%	5/24/32	210	167
[7]	HSBC Holdings plc, 3M USD LIBOR + 1.000%	3.961%	5/18/24	255	253
[1,10]	National Grid Electricity Transmission plc	2.000%	4/17/40	480	363
[1,8]	National Grid plc	0.250%	9/1/28	585	488
[1,8]	NatWest Group plc	1.750%	3/2/26	2,075	1,987
[10]	NatWest Group plc	3.622%	8/14/30	875	941
[1,8]	NatWest Group plc	1.043%	9/14/32	525	430
	Santander UK Group Holdings plc	1.089%	3/15/25	1,725	1,614
[1,10]	Scottish Hydro Electric Transmission plc	2.250%	9/27/35	535	461
[1,8]	SSE plc	1.750%	4/16/30	490	434
[6]	Standard Chartered plc	0.991%	1/12/25	530	500
[10]	Tritax Big Box REIT plc	1.500%	11/27/33	210	175
					20,013
16

Global Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
United States (23.9%)
[1]	Alabama Power Co.	4.300%	7/15/48	275	249
	American International Group Inc.	3.400%	6/30/30	2,315	2,122
[8]	American Tower Corp.	0.450%	1/15/27	735	646
[6]	American Transmission Systems Inc.	2.650%	1/15/32	605	509
	American Water Capital Corp.	2.300%	6/1/31	1,395	1,183
	American Water Capital Corp.	4.450%	6/1/32	825	819
	AT&T Inc.	2.250%	2/1/32	2,420	1,957
[8]	AT&T Inc.	2.050%	5/19/32	300	267
[8]	AT&T Inc.	3.150%	9/4/36	250	227
[8]	AT&T Inc.	2.600%	5/19/38	275	231
	AT&T Inc.	3.500%	9/15/53	1,172	870
[6]	Athene Global Funding	2.500%	3/24/28	1,475	1,262
[1]	Bank of America Corp.	3.593%	7/21/28	1,090	1,026
	Bank of America Corp.	2.687%	4/22/32	745	619
[1,8]	Bank of America Corp.	1.102%	5/24/32	850	679
	Bank of America Corp.	5.015%	7/22/33	655	650
	Bank of America Corp.	2.482%	9/21/36	1,525	1,180
	Bank of America Corp.	3.311%	4/22/42	625	489
[8]	Becton Dickinson Euro Finance Sarl	0.334%	8/13/28	875	738
[8]	Berkshire Hathaway Finance Corp.	2.000%	3/18/34	850	730
[1]	Bon Secours Mercy Health Inc.	2.095%	6/1/31	275	224
[6]	Boston Gas Co.	3.001%	8/1/29	105	92
	Boston Scientific Corp.	4.550%	3/1/39	270	251
	BP Capital Markets America Inc.	2.721%	1/12/32	1,915	1,669
	Brixmor Operating Partnership LP	2.500%	8/16/31	475	368
[6]	Broadcom Inc.	2.450%	2/15/31	1,570	1,253
[6]	Broadcom Inc.	2.600%	2/15/33	1,350	1,038
[6]	Broadcom Inc.	3.469%	4/15/34	1,110	899
[6]	Brooklyn Union Gas Co.	4.273%	3/15/48	760	608
	Charles Schwab Corp.	2.900%	3/3/32	1,395	1,231
	Charter Communications Operating LLC	2.250%	1/15/29	65	53
	Charter Communications Operating LLC	5.050%	3/30/29	435	418
	Charter Communications Operating LLC	2.800%	4/1/31	150	121
	Charter Communications Operating LLC	2.300%	2/1/32	1,205	916
	Charter Communications Operating LLC	6.384%	10/23/35	305	304
	Charter Communications Operating LLC	4.800%	3/1/50	60	47
	Charter Communications Operating LLC	3.700%	4/1/51	40	27
	Cigna Corp.	4.375%	10/15/28	435	429
	Cigna Corp.	2.400%	3/15/30	220	188
	Cleco Corporate Holdings LLC	3.375%	9/15/29	270	238
[6]	CNO Global Funding	2.650%	1/6/29	1,115	963
	Comcast Corp.	3.950%	10/15/25	255	254
	Comcast Corp.	6.500%	11/15/35	156	178
	Comcast Corp.	4.000%	3/1/48	20	17
	Comcast Corp.	2.887%	11/1/51	961	678
	Comcast Corp.	4.049%	11/1/52	6	5
	Comcast Corp.	2.650%	8/15/62	130	82
	Comcast Corp.	2.987%	11/1/63	4	3
	CommonSpirit Health	4.200%	8/1/23	895	895
	CommonSpirit Health	3.347%	10/1/29	145	130
	CommonSpirit Health	2.782%	10/1/30	411	345
	CommonSpirit Health	4.187%	10/1/49	155	128
	CommonSpirit Health	3.910%	10/1/50	20	16
	Consolidated Edison Co. of New York Inc.	3.200%	12/1/51	705	532
17

Global Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	100	90
[6]	Corebridge Financial Inc.	3.900%	4/5/32	2,990	2,688
[6]	Cox Communications Inc.	3.500%	8/15/27	1,255	1,188
	Crown Castle Inc.	2.100%	4/1/31	1,695	1,350
	CubeSmart LP	2.250%	12/15/28	555	469
	CVS Health Corp.	2.875%	6/1/26	1,000	955
	CVS Health Corp.	4.300%	3/25/28	96	95
[8]	DH Europe Finance II Sarl	0.750%	9/18/31	140	114
	Dignity Health	3.812%	11/1/24	659	651
	Discovery Communications LLC	3.625%	5/15/30	565	493
	Dominion Energy South Carolina Inc.	6.625%	2/1/32	156	179
	Dominion Energy South Carolina Inc.	5.300%	5/15/33	129	137
	Dominion Energy South Carolina Inc.	5.450%	2/1/41	250	259
	Dominion Energy South Carolina Inc.	4.600%	6/15/43	280	266
	Duke Energy Corp.	2.550%	6/15/31	530	442
	Duke Energy Corp.	4.500%	8/15/32	1,520	1,465
	Duke Energy Corp.	5.000%	8/15/52	190	181
	Duke Energy Progress LLC	3.400%	4/1/32	185	172
	Duke Energy Progress LLC	4.200%	8/15/45	350	314
[1]	Eastern Gas Transmission & Storage Inc.	4.600%	12/15/44	625	564
	Eaton Corp.	4.150%	3/15/33	380	366
	Eaton Corp.	4.700%	8/23/52	80	78
	Energy Transfer LP	4.900%	3/15/35	975	887
[6]	Equitable Financial Life Global Funding	1.400%	7/7/25	100	91
[6]	Equitable Financial Life Global Funding	1.300%	7/12/26	600	533
[6]	Equitable Financial Life Global Funding	1.400%	8/27/27	565	484
[6]	ERAC USA Finance LLC	3.300%	12/1/26	235	222
[6]	ERAC USA Finance LLC	4.500%	2/15/45	295	252
[1]	Evergy Metro Inc.	2.250%	6/1/30	180	154
	Exxon Mobil Corp.	2.275%	8/16/26	865	817
[6]	Five Corners Funding Trust II	2.850%	5/15/30	100	87
[8]	General Mills Inc.	0.450%	1/15/26	900	836
	General Motors Co.	4.200%	10/1/27	550	528
	General Motors Co.	5.000%	10/1/28	1,095	1,063
[6]	Genting New York LLC	3.300%	2/15/26	1,002	896
	Georgia Power Co.	4.700%	5/15/32	1,510	1,502
	Georgia Power Co.	4.300%	3/15/42	500	444
[1]	Georgia Power Co.	3.700%	1/30/50	35	28
	Georgia Power Co.	5.125%	5/15/52	1,050	1,057
[1]	Goldman Sachs Group Inc.	3.272%	9/29/25	1,425	1,388
	Goldman Sachs Group Inc.	1.431%	3/9/27	1,310	1,165
[1]	Goldman Sachs Group Inc.	3.814%	4/23/29	235	220
[1]	Goldman Sachs Group Inc.	4.223%	5/1/29	285	272
	Goldman Sachs Group Inc.	2.615%	4/22/32	420	346
	Goldman Sachs Group Inc.	2.383%	7/21/32	545	440
	Goldman Sachs Group Inc.	2.650%	10/21/32	1,055	867
[6]	Gray Oak Pipeline LLC	2.600%	10/15/25	291	267
[6]	Gray Oak Pipeline LLC	3.450%	10/15/27	45	41
[1,8]	GSK Consumer Healthcare Capital NL BV	2.125%	3/29/34	640	543
[6]	HCA Inc.	4.625%	3/15/52	460	381
	Hess Corp.	4.300%	4/1/27	810	791
	Hess Corp.	7.300%	8/15/31	590	659
[6]	Hyundai Capital America	0.800%	4/3/23	830	812
	Intel Corp.	4.150%	8/5/32	1,590	1,538
	Intel Corp.	3.050%	8/12/51	730	524
18

Global Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Intercontinental Exchange Inc.	4.350%	6/15/29	1,820	1,797
	Intercontinental Exchange Inc.	4.950%	6/15/52	190	187
	JPMorgan Chase & Co.	0.563%	2/16/25	1,735	1,639
	JPMorgan Chase & Co.	2.947%	2/24/28	2,395	2,216
	JPMorgan Chase & Co.	4.912%	7/25/33	1,815	1,799
[1]	JPMorgan Chase & Co.	3.964%	11/15/48	500	419
[1]	Kaiser Foundation Hospitals	2.810%	6/1/41	710	542
	Kaiser Foundation Hospitals	4.875%	4/1/42	235	238
[6]	KeySpan Gas East Corp.	2.742%	8/15/26	500	461
	Kroger Co.	4.450%	2/1/47	220	199
	Kroger Co.	5.400%	1/15/49	195	202
[6]	Kyndryl Holdings Inc.	3.150%	10/15/31	865	606
[6]	Liberty Mutual Group Inc.	5.500%	6/15/52	1,500	1,462
	Marathon Oil Corp.	6.600%	10/1/37	820	860
	Marsh & McLennan Cos. Inc.	4.375%	3/15/29	705	701
[6]	Massachusetts Mutual Life Insurance Co.	3.375%	4/15/50	140	107
	McCormick & Co. Inc.	2.500%	4/15/30	140	121
	Merck & Co. Inc.	3.400%	3/7/29	500	482
[1]	Mercy Health	3.555%	8/1/27	535	501
	Microchip Technology Inc.	0.972%	2/15/24	1,080	1,027
	Microsoft Corp.	2.921%	3/17/52	650	513
[6]	Mid-Atlantic Interstate Transmission LLC	4.100%	5/15/28	913	881
[1,9]	Molson Coors International LP	2.840%	7/15/23	1,825	1,367
[1,8]	Mondelez International Holdings Netherlands BV	0.875%	10/1/31	425	348
[1,8]	Mondelez International Holdings Netherlands BV	0.625%	9/9/32	155	120
[8]	Mondelez International Inc.	0.250%	3/17/28	605	521
[1]	Morgan Stanley	0.864%	10/21/25	1,750	1,618
[1]	Morgan Stanley	3.125%	7/27/26	2,100	2,001
[1]	Morgan Stanley	3.772%	1/24/29	175	165
[8]	Morgan Stanley	0.497%	2/7/31	675	536
[1]	Morgan Stanley	2.511%	10/20/32	2,170	1,779
	National Retail Properties Inc.	3.900%	6/15/24	400	397
[1,10]	Nestle Holdings Inc.	1.375%	6/23/33	560	503
[6]	Niagara Mohawk Power Corp.	1.960%	6/27/30	670	547
[6]	Northwestern Mutual Life Insurance Co.	3.850%	9/30/47	280	237
[6]	Northwestern Mutual Life Insurance Co.	3.625%	9/30/59	12	9
[1]	Ochsner LSU Health System of North Louisiana	2.510%	5/15/31	545	441
[6]	Oglethorpe Power Corp.	6.191%	1/1/31	285	296
	Oglethorpe Power Corp.	4.550%	6/1/44	20	17
	Oglethorpe Power Corp.	4.250%	4/1/46	81	65
[6]	Oglethorpe Power Corp.	4.500%	4/1/47	300	259
[6]	Oncor Electric Delivery Co. LLC	4.600%	6/1/52	1,070	1,054
	Oracle Corp.	2.875%	3/25/31	1,015	841
	Oracle Corp.	4.000%	11/15/47	265	192
	Oracle Corp.	3.600%	4/1/50	500	341
	Oracle Corp.	3.850%	4/1/60	145	96
	Pacific Gas & Electric Co.	5.900%	6/15/32	635	614
	PacifiCorp	2.700%	9/15/30	160	141
[6]	Pennsylvania Electric Co.	3.600%	6/1/29	124	116
[6]	Penske Truck Leasing Co. LP	4.250%	1/17/23	1,125	1,126
[6]	Penske Truck Leasing Co. LP	2.700%	11/1/24	180	172
[6]	Penske Truck Leasing Co. LP	3.950%	3/10/25	740	723
[6]	Penske Truck Leasing Co. LP	4.000%	7/15/25	140	137
19

Global Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Pfizer Inc.	1.700%	5/28/30	195	165
	Piedmont Natural Gas Co. Inc.	5.050%	5/15/52	360	352
[1]	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	245	206
[1]	Prudential Financial Inc.	3.700%	3/13/51	830	688
[8]	Public Storage	0.500%	9/9/30	615	490
	QUALCOMM Inc.	4.250%	5/20/32	600	605
	QUALCOMM Inc.	4.500%	5/20/52	160	155
	Raytheon Technologies Corp.	3.950%	8/16/25	310	310
	Raytheon Technologies Corp.	4.450%	11/16/38	550	520
	Realty Income Corp.	3.400%	1/15/28	365	342
	Realty Income Corp.	2.200%	6/15/28	185	162
	Realty Income Corp.	3.100%	12/15/29	550	500
	Realty Income Corp.	2.850%	12/15/32	80	69
[10]	Realty Income Corp.	1.750%	7/13/33	635	546
[6]	S&P Global Inc.	2.700%	3/1/29	385	351
[6]	S&P Global Inc.	2.900%	3/1/32	390	346
[6]	S&P Global Inc.	3.700%	3/1/52	135	116
	Sabine Pass Liquefaction LLC	4.500%	5/15/30	1,615	1,546
[1]	San Diego Gas & Electric Co.	4.100%	6/15/49	174	154
[6]	SBA Tower Trust	3.448%	3/15/23	755	751
[6]	SBA Tower Trust	1.884%	1/15/26	110	99
[6]	SBA Tower Trust	1.631%	11/15/26	615	537
[1]	SCE Recovery Funding LLC	0.861%	11/15/31	229	198
[1]	SCE Recovery Funding LLC	1.942%	5/15/38	105	82
[1]	SCE Recovery Funding LLC	2.510%	11/15/43	60	42
	Sempra Energy	3.250%	6/15/27	1,000	946
	Sierra Pacific Power Co.	2.600%	5/1/26	180	170
[1]	Southern California Edison Co.	3.700%	8/1/25	30	30
[1]	Southern California Edison Co.	2.950%	2/1/51	515	348
	Southern California Gas Co.	2.950%	4/15/27	635	605
[6]	Sprint Spectrum Co. LLC	4.738%	3/20/25	756	759
[1]	SSM Health Care Corp.	3.823%	6/1/27	380	373
	Teledyne Technologies Inc.	2.750%	4/1/31	490	408
[6]	Texas Electric Market Stabilization Funding N LLC	4.265%	8/1/34	875	878
[8]	Thermo Fisher Scientific Finance I BV	1.625%	10/18/41	525	382
	T-Mobile USA Inc.	3.375%	4/15/29	1,685	1,517
	T-Mobile USA Inc.	2.700%	3/15/32	1,155	962
	Toledo Hospital	5.750%	11/15/38	150	144
	Union Pacific Corp.	2.800%	2/14/32	1,240	1,104
	Union Pacific Corp.	3.750%	2/5/70	190	152
[1]	United Airlines Pass-Through Trust Class B Series 2018-1	4.600%	3/1/26	51	48
	UnitedHealth Group Inc.	3.850%	6/15/28	415	409
	UnitedHealth Group Inc.	2.000%	5/15/30	215	183
	UnitedHealth Group Inc.	4.200%	5/15/32	260	258
	UnitedHealth Group Inc.	4.625%	7/15/35	90	90
	UnitedHealth Group Inc.	4.750%	5/15/52	50	50
	US Bancorp	2.491%	11/3/36	569	459
[8]	Verizon Communications Inc.	1.250%	4/8/30	750	655
	Verizon Communications Inc.	2.355%	3/15/32	4,212	3,454
[8]	Verizon Communications Inc.	1.500%	9/19/39	600	436
[8]	Visa Inc.	2.375%	6/15/34	420	394
[1,9]	Wells Fargo & Co.	2.975%	5/19/26	600	425
[1]	Wells Fargo & Co.	4.300%	7/22/27	325	319
20

Global Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Wells Fargo & Co.	3.526%	3/24/28	1,695	1,601
[1]	Wells Fargo & Co.	4.897%	7/25/33	1,385	1,365
[1]	Wells Fargo & Co.	4.611%	4/25/53	575	530
					126,229
Total Corporate Bonds (Cost $227,106)					198,580
Sovereign Bonds (4.7%)
Australia (0.2%)
[1,11]	Commonwealth of Australia	2.750%	11/21/27	160	106
[1,11]	Commonwealth of Australia	2.250%	5/21/28	870	558
[1,11]	Commonwealth of Australia	1.000%	11/21/31	955	520
					1,184
Bermuda (0.0%)
[1,6]	Bermuda	2.375%	8/20/30	200	169
Canada (1.1%)
[9]	Canadian Government Bond	1.000%	9/1/26	1,065	740
[9]	Canadian Government Bond	2.750%	9/1/27	660	490
[9]	Canadian Government Bond	1.500%	12/1/31	1,000	662
[9]	City of Montreal	3.500%	12/1/38	910	621
[9]	City of Toronto	3.200%	8/1/48	1,000	628
[9]	Municipal Finance Authority of British Columbia	4.950%	12/1/27	600	481
[9]	Province of Ontario	2.900%	6/2/28	815	593
[1,12]	Province of Ontario	0.250%	6/28/29	1,075	999
[9]	Regional Municipality of York	2.150%	6/22/31	500	330
					5,544
Chile (0.2%)
[1]	Corp. Nacional del Cobre de Chile	3.625%	8/1/27	800	759
Colombia (0.2%)
[1]	Republic of Colombia	4.000%	2/26/24	1,045	1,023
Germany (0.7%)
[8]	Federal Republic of Germany	1.250%	8/15/48	1,940	1,801
[1,8,13]	KFW	0.000%	11/9/28	2,130	1,891
					3,692
Japan (0.2%)
[1,14]	Japan	0.700%	6/20/51	180,100	1,144
Norway (0.2%)
	Equinor ASA	3.000%	4/6/27	1,215	1,163
Qatar (0.4%)
[1,6]	Qatar Energy	2.250%	7/12/31	480	418
[1,6]	Qatar Energy	3.125%	7/12/41	405	328
[1,6]	State of Qatar	3.875%	4/23/23	785	786
[1,6]	State of Qatar	5.103%	4/23/48	285	306
[1,6]	State of Qatar	4.400%	4/16/50	205	201
					2,039
Romania (0.1%)
[1,6,8]	Republic of Romania	2.000%	4/14/33	412	271
[1,8]	Republic of Romania	2.625%	12/2/40	280	162
					433
Saudi Arabia (0.1%)
[1,6]	Saudi Arabian Oil Co.	3.500%	4/16/29	585	563
21

Global Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Spain (0.1%)
[6,8]	Kingdom of Spain	0.600%	10/31/29	775	691
Supranational (1.2%)
[8]	European Investment Bank	0.000%	11/15/27	795	719
[8]	European Stability Mechanism	0.000%	12/16/24	525	505
[8]	European Stability Mechanism	0.000%	12/15/26	775	713
[1,8]	European Union	1.000%	7/6/32	1,475	1,308
[1,8]	European Union	0.000%	7/4/35	1,815	1,329
[1,8]	European Union	0.200%	6/4/36	2,475	1,825
					6,399
Total Sovereign Bonds (Cost $30,274)					24,803
Taxable Municipal Bonds (1.3%)
United States (1.3%)
	Broward County FL Airport System Revenue	3.477%	10/1/43	80	68
	California Health Facilities Financing Authority Revenue	4.353%	6/1/41	430	405
	Chicago IL Transit Authority Sales & Transfer Tax Receipts Revenue	6.899%	12/1/40	40	47
	Connecticut GO	2.000%	7/1/23	135	133
	Connecticut GO	5.770%	3/15/25	250	261
	Dallas-Fort Worth TX International Airport Revenue	3.089%	11/1/40	60	50
	Dallas-Fort Worth TX International Airport Revenue	4.087%	11/1/51	30	28
	Dallas-Fort Worth TX International Airport Revenue	4.507%	11/1/51	195	187
	Foothill-Eastern Transportation Corridor Agency CA Toll Road Revenue	4.094%	1/15/49	45	37
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	532	608
	Golden State Tobacco Securitization Corp. California Revenue	2.746%	6/1/34	20	17
	Golden State Tobacco Securitization Corp. California Revenue	3.293%	6/1/42	40	32
	Golden State Tobacco Securitization Corp. California Revenue	3.000%	6/1/46	85	75
	Grand Parkway Transportation Corp. Texas System Toll Revenue	3.236%	10/1/52	210	162
	Illinois GO	5.100%	6/1/33	2,485	2,473
[15]	Kansas Development Finance Authority Revenue (Employees Retirement System)	5.371%	5/1/26	530	547
	New York Metropolitan Transportation Authority Revenue (Build America Bonds)	6.200%	11/15/26	15	15
	New York Metropolitan Transportation Authority Revenue (Build America Bonds)	6.668%	11/15/39	155	178
	New York Metropolitan Transportation Authority Revenue (Build America Bonds)	6.814%	11/15/40	380	439
	New York State Dormitory Authority Revenue (Personal Income Tax)	3.110%	2/15/39	210	181
[16]	Philadelphia PA Authority for Industrial Development Revenue	6.550%	10/15/28	525	577
	Port Authority of New York & New Jersey Revenue	3.175%	7/15/60	160	117
Total Taxable Municipal Bonds (Cost $7,301)					6,637
22

Global Wellesley Income Fund
		Coupon	Shares	Market Value• ($000)
Temporary Cash Investments (2.6%)
Money Market Fund (2.6%)
[17]	Vanguard Market Liquidity Fund (Cost $13,782)	2.284%	137,873	13,783
Total Investments (99.6%) (Cost $544,064)				525,079
Other Assets and Liabilities—Net (0.4%)				2,304
Net Assets (100%)				527,383
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of August 31, 2022.
4	Securities with a value of $1,000 have been segregated as initial margin for recently closed centrally cleared swap contracts.
5	Securities with a value of $1,673,000 have been segregated as initial margin for open futures contracts.
6	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2022, the aggregate value was $65,335,000, representing 12.4% of net assets.
7	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
8	Face amount denominated in euro.
9	Face amount denominated in Canadian dollars.
10	Face amount denominated in British pounds.
11	Face amount denominated in Australian dollars.
12	Face amount denominated in Swiss francs.
13	Guaranteed by the Federal Republic of Germany.
14	Face amount denominated in Japanese yen.
15	Scheduled principal and interest payments are guaranteed by Assured Guaranty Municipal Corp.
16	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
17	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
1M—1-month.
3M—3-month.
GO—General Obligation Bond.
LIBOR—London Interbank Offered Rate.
REIT—Real Estate Investment Trust.
REMICS—Real Estate Mortgage Investment Conduits.
SOFR30A—30 Day Average Secured Overnight Financing Rate.
UMBS—Uniform Mortgage-Backed Securities.
USD—U.S. dollar.
23

Global Wellesley Income Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	December 2022	31	6,458	(13)
5-Year U.S. Treasury Note	December 2022	96	10,639	(37)
Euro-Bobl	September 2022	135	16,698	(245)
Euro-BTP	September 2022	12	1,441	(24)
Euro-Buxl	September 2022	2	331	(11)
Euro-OAT	September 2022	9	1,248	(31)
Euro-Schatz	September 2022	71	7,750	(51)
Long Gilt	December 2022	32	4,012	(68)
				(480)

Short Futures Contracts
10-Year U.S. Treasury Note	December 2022	(370)	(43,255)	117
Euro-Bund	September 2022	(31)	(4,610)	199
Ultra 10-Year U.S. Treasury Note	December 2022	(102)	(12,769)	72
				388
				(92)

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Counterparty			Receive		Deliver
Goldman Sachs International	9/30/22	EUR	3,145	USD	3,168	—	(2)
Bank of America, N.A.	9/30/22	GBP	1,224	USD	1,433	—	(10)
Goldman Sachs International	9/30/22	GBP	694	USD	808	—	(1)
JPMorgan Chase Bank, N.A.	9/30/22	USD	4,542	AUD	6,497	94	—
JPMorgan Chase Bank, N.A.	9/29/22	USD	10,364	CAD	13,413	154	—
JPMorgan Chase Bank, N.A.	9/30/22	USD	1,877	CHF	1,802	29	—
Goldman Sachs International	9/30/22	USD	55,514	EUR	55,656	—	(524)
JPMorgan Chase Bank, N.A.	9/30/22	USD	10,976	GBP	9,325	138	—
Bank of America, N.A.	9/30/22	AUD	1,970	GBP	1,162	—	(2)
Bank of America, N.A.	9/30/22	EUR	289	GBP	244	7	—
24

Global Wellesley Income Fund
Forward Currency Contracts (continued)
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Counterparty			Receive		Deliver
Bank of America, N.A.	9/30/22	USD	259	HKD	2,030	—	—
Bank of America, N.A.	9/30/22	AUD	2,224	JPY	209,400	12	—
JPMorgan Chase Bank, N.A.	9/30/22	USD	518	JPY	70,857	7	—
Bank of America, N.A.	9/30/22	GBP	404	JPY	65,000	1	—
						442	(539)
AUD—Australian dollar.
CAD—Canadian dollar.
CHF—Swiss franc.
EUR—euro.
GBP—British pound.
HKD—Hong Kong dollar.
JPY—Japanese yen.
USD—U.S. dollar.
At August 31, 2022, the counterparties had deposited in segregated accounts securities with a value of $565,000 in connection with open forward currency contracts.
See accompanying Notes, which are an integral part of the Financial Statements.
25

Global Wellesley Income Fund
Statement of Assets and Liabilities
As of August 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $530,282)	511,296
Affiliated Issuers (Cost $13,782)	13,783
Total Investments in Securities	525,079
Investment in Vanguard	20
Cash	238
Foreign Currency, at Value (Cost $11,175)	11,167
Receivables for Investment Securities Sold	4,681
Receivables for Accrued Income	3,561
Receivables for Capital Shares Issued	126
Variation Margin Receivable—Futures Contracts	25
Unrealized Appreciation—Forward Currency Contracts	442
Total Assets	545,339
Liabilities
Payables for Investment Securities Purchased	16,253
Payables for Capital Shares Redeemed	944
Payables to Investment Advisor	175
Payables to Vanguard	45
Unrealized Depreciation—Forward Currency Contracts	539
Total Liabilities	17,956
Net Assets	527,383
26

Global Wellesley Income Fund
Statement of Assets and Liabilities (continued)
At August 31, 2022, net assets consisted of:
($000s, except shares and per-share amounts)	Amount
Paid-in Capital	547,109
Total Distributable Earnings (Loss)	(19,726)
Net Assets	527,383

Investor Shares—Net Assets
Applicable to 4,103,445 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	81,347
Net Asset Value Per Share—Investor Shares	$19.82

Admiral Shares—Net Assets
Applicable to 17,997,134 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	446,036
Net Asset Value Per Share—Admiral Shares	$24.78
See accompanying Notes, which are an integral part of the Financial Statements.
27

Global Wellesley Income Fund
Statement of Operations

Year Ended August 31, 2022
($000)
Investment Income
Income
Dividends [1]	7,327
Interest [2]	7,579
Securities Lending—Net	6
Total Income	14,912
Expenses
Investment Advisory Fees—Note B
Basic Fee	675
Performance Adjustment	23
The Vanguard Group—Note C
Management and Administrative—Investor Shares	226
Management and Administrative—Admiral Shares	675
Marketing and Distribution—Investor Shares	9
Marketing and Distribution—Admiral Shares	25
Custodian Fees	33
Auditing Fees	32
Shareholders’ Reports—Investor Shares	12
Shareholders’ Reports—Admiral Shares	16
Trustees’ Fees and Expenses	—
Other Expenses	43
Total Expenses	1,769
Expenses Paid Indirectly	(2)
Net Expenses	1,767
Net Investment Income	13,145
Realized Net Gain (Loss)
Investment Securities Sold[2]	(7,561)
Futures Contracts	2,747
Swap Contracts	6
Forward Currency Contracts	14,793
Foreign Currencies	(1,484)
Realized Net Gain (Loss)	8,501
28

Global Wellesley Income Fund
Statement of Operations (continued)
Year Ended August 31, 2022
($000)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(73,811)
Futures Contracts	(139)
Forward Currency Contracts	363
Foreign Currencies	(78)
Change in Unrealized Appreciation (Depreciation)	(73,665)
Net Increase (Decrease) in Net Assets Resulting from Operations	(52,019)
1	Dividends are net of foreign withholding taxes of $213,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $93,000, ($9,000), less than $1,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
29

Global Wellesley Income Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	13,145	11,340
Realized Net Gain (Loss)	8,501	11,762
Change in Unrealized Appreciation (Depreciation)	(73,665)	29,660
Net Increase (Decrease) in Net Assets Resulting from Operations	(52,019)	52,762
Distributions
Investor Shares	(1,799)	(1,540)
Admiral Shares	(10,522)	(8,376)
Total Distributions	(12,321)	(9,916)
Capital Share Transactions
Investor Shares	(48)	3,358
Admiral Shares	12,787	62,852
Net Increase (Decrease) from Capital Share Transactions	12,739	66,210
Total Increase (Decrease)	(51,601)	109,056
Net Assets
Beginning of Period	578,984	469,928
End of Period	527,383	578,984
See accompanying Notes, which are an integral part of the Financial Statements.
30

Global Wellesley Income Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,				October 18, 2017[1] to August 31, 2018
	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$22.22	$20.42	$20.16	$19.87	$20.00
Investment Operations
Net Investment Income[2]	.474	.446	.453	.513	.443
Net Realized and Unrealized Gain (Loss) on Investments	(2.430)	1.747	.263	.529	(.269)
Total from Investment Operations	(1.956)	2.193	.716	1.042	.174
Distributions
Dividends from Net Investment Income	(.444)	(.393)	(.456)	(.473)	(.304)
Distributions from Realized Capital Gains	—	—	—	(.279)	—
Total Distributions	(.444)	(.393)	(.456)	(.752)	(.304)
Net Asset Value, End of Period	$19.82	$22.22	$20.42	$20.16	$19.87
Total Return[3]	-8.94%	10.83%	3.66%	5.50%	0.88%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$81	$91	$81	$85	$93
Ratio of Total Expenses to Average Net Assets[4]	0.42% [5]	0.41%	0.41%	0.42%	0.43% [5,6]
Ratio of Net Investment Income to Average Net Assets	2.23%	2.09%	2.27%	2.63%	2.68% [6]
Portfolio Turnover Rate	119% [7]	99% [7]	72% [7]	90%	39%
1	Subscription period for the fund was October 18, 2017, to November 1, 2017, during which time all assets were held in cash. Performance measurement began November 2, 2017, the first business day after the subscription period, at a net asset value of $20.00.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.01%), (0.01%), and (0.01%). Performance-based investment advisory fees did not apply before fiscal year 2019.
5	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.42%.
6	Annualized.
7	Includes 27%, 33%, and 1%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.
31

Global Wellesley Income Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,				October 18, 2017[1] to August 31, 2018
	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$27.78	$25.53	$25.20	$24.84	$25.00
Investment Operations
Net Investment Income[2]	.627	.594	.592	.666	.577
Net Realized and Unrealized Gain (Loss) on Investments	(3.035)	2.178	.334	.658	(.341)
Total from Investment Operations	(2.408)	2.772	.926	1.324	.236
Distributions
Dividends from Net Investment Income	(.592)	(.522)	(.596)	(.616)	(.396)
Distributions from Realized Capital Gains	—	—	—	(.348)	—
Total Distributions	(.592)	(.522)	(.596)	(.964)	(.396)
Net Asset Value, End of Period	$24.78	$27.78	$25.53	$25.20	$24.84
Total Return[3]	-8.81%	10.96%	3.79%	5.60%	0.96%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$446	$488	$389	$379	$408
Ratio of Total Expenses to Average Net Assets[4]	0.29% [5]	0.28%	0.31%	0.32%	0.33% [5,6]
Ratio of Net Investment Income to Average Net Assets	2.36%	2.22%	2.37%	2.73%	2.78% [6]
Portfolio Turnover Rate	119% [7]	99% [7]	72% [7]	90%	39%
1	Subscription period for the fund was October 18, 2017, to November 1, 2017, during which time all assets were held in cash. Performance measurement began November 2, 2017, the first business day after the subscription period, at a net asset value of $25.00.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.01%), (0.01%), and (0.01%). Performance-based investment advisory fees did not apply before fiscal year 2019.
5	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.29% and 0.32%, respectively.
6	Annualized.
7	Includes 27%, 33%, and 1%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.
32

Global Wellesley Income Fund
Notes to Financial Statements
Vanguard Global Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Certain of the fund's investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
33

Global Wellesley Income Fund
3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
5. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
34

Global Wellesley Income Fund
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2022, the fund’s average investments in long and short futures contracts represented 9% and 10% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
6. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended August 31, 2022, the fund’s average investment in forward currency contracts represented 20% of net assets, based on the average of the notional amounts at each quarter-end during the period.
7. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged
35

Global Wellesley Income Fund
between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund's performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic
36

Global Wellesley Income Fund
payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the year ended August 31, 2022, the fund's average amounts of investments in credit protection sold and credit protection purchased represented less than 1% and 0% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The fund had no open swap contracts at August 31, 2022.
8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
9. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
10. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
11. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of
37

Global Wellesley Income Fund
trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
12. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received and related professional fees incurred during the year, if any, are included in dividend income and other expenses or professional services, respectively. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.  Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the Global Wellesley Income Composite Index, comprising the FTSE Developed High Divided Yield Index (net of tax) and the
38

Global Wellesley Income Fund
Bloomberg Fixed Income Composite Index for the preceding three years. For the year ended August 31, 2022, the investment advisory fee represented an effective annual basic rate of 0.12% of the fund’s average net assets, before a net decrease of $23,000 (0.00%) based on performance.
C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2022, the fund had contributed to Vanguard capital in the amount of $20,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2022, custodian fee offset arrangements reduced the fund’s expenses by $2,000 (an annual rate of less than 0.01% of average net assets).
E.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
39

Global Wellesley Income Fund
The following table summarizes the market value of the fund's investments and derivatives as of August 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	105,384	—	—	105,384
Common Stocks—Other	—	87,803	—	87,803
U.S. Government and Agency Obligations	—	79,710	—	79,710
Asset-Backed/Commercial Mortgage-Backed Securities	—	8,379	—	8,379
Corporate Bonds	—	198,580	—	198,580
Sovereign Bonds	—	24,803	—	24,803
Taxable Municipal Bonds	—	6,637	—	6,637
Temporary Cash Investments	13,783	—	—	13,783
Total	119,167	405,912	—	525,079

Derivative Financial Instruments
Assets
Futures Contracts[1]	388	—	—	388
Forward Currency Contracts	—	442	—	442
Total	388	442	—	830
Liabilities
Futures Contracts[1]	480	—	—	480
Forward Currency Contracts	—	539	—	539
Total	480	539	—	1,019
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
F.  At August 31, 2022, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:
Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Unrealized Appreciation—Futures Contracts[1]	388	—	388
Unrealized Appreciation—Forward Currency Contracts	—	442	442
Total Assets	388	442	830

Unrealized Depreciation—Futures Contracts[1]	480	—	480
Unrealized Depreciation—Forward Currency Contracts	—	539	539
Total Liabilities	480	539	1,019
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
40

Global Wellesley Income Fund
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended August 31, 2022, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	2,747	—	—	2,747
Swap Contracts	—	—	6	6
Forward Currency Contracts	—	14,793	—	14,793
Realized Net Gain (Loss) on Derivatives	2,747	14,793	6	17,546

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(139)	—	—	(139)
Forward Currency Contracts	—	363	—	363
Change in Unrealized Appreciation (Depreciation) on Derivatives	(139)	363	—	224
G.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and swap agreements were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the deferral of qualified late-year losses. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	—
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(345)
Qualified Late-Year Losses	(150)
Net Unrealized Gains (Losses)	(19,488)
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Global Wellesley Income Fund
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	12,321	9,916
Long-Term Capital Gains	—	—
Total	12,321	9,916
*	Includes short-term capital gains, if any.
As of August 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	544,505
Gross Unrealized Appreciation	29,407
Gross Unrealized Depreciation	(48,833)
Net Unrealized Appreciation (Depreciation)	(19,426)
H.  During the year ended August 31, 2022, the fund purchased $253,677,000 of investment securities and sold $262,715,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $430,584,000 and $384,924,000, respectively.
I.  Capital share transactions for each class of shares were:
	Year Ended August 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	32,516	1,511	37,147	1,733
Issued in Lieu of Cash Distributions	1,541	72	1,323	62
Redeemed	(34,105)	(1,597)	(35,112)	(1,653)
Net Increase (Decrease)—Investor Shares	(48)	(14)	3,358	142
Admiral Shares
Issued	142,004	5,302	169,389	6,323
Issued in Lieu of Cash Distributions	8,418	315	7,025	263
Redeemed	(137,635)	(5,166)	(113,562)	(4,268)
Net Increase (Decrease)—Admiral Shares	12,787	451	62,852	2,318
J.  Management has determined that no events or transactions occurred subsequent to August 31, 2022, that would require recognition or disclosure in these financial statements.
42

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Global Wellesley Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Global Wellesley Income Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the four years in the period ended August 31, 2022 and for the period October 18, 2017 (inception) through August 31, 2018 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the four years in the period ended August 31, 2022 and for the period October 18, 2017 (inception) through August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
 /s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 20, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
43

Tax information (unaudited)
For corporate shareholders, 29.9%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $8,023,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $846,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates 48.4%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates $121,000, or if subsequently determined to be different, the maximum amount allowable by law, of qualified business income for individual shareholders for the fiscal year.
44

Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard World Fund approved the appointment of liquidity risk management program administrators responsible for administering Vanguard Global Wellesley Income Fund’s Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2021, through December 31, 2021 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.
45

”Bloomberg®” and the Bloomberg Fixed Income Composite Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the Index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Vanguard.
The Global Wellesley Income Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Global Wellesley Income Fund or any member of the public regarding the advisability of investing in securities generally or in the Global Wellesley Income Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg Fixed Income Composite Index, which is determined, composed and calculated by BISL without regard to Vanguard or the Global Wellesley Income Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Global Wellesley Income Fund into consideration in determining, composing or calculating the Bloomberg Fixed Income Composite Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Global Wellesley Income Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Global Wellesley Income Fund customers, in connection with the administration, marketing or trading of the Global Wellesley Income Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG FIXED INCOME COMPOSITE INDEX, OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE GLOBAL WELLESLEY INCOME FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG FIXED INCOME COMPOSITE INDEX, OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG FIXED INCOME COMPOSITE INDEX, OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE GLOBAL WELLESLEY INCOME FUND OR BLOOMBERG FIXED INCOME COMPOSITE INDEX, OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2022 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

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Q14960 102022

Annual Report  |  August 31, 2022
Vanguard ESG U.S. Stock ETF

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	The 12 months ended August 31, 2022, were a very challenging period for financial markets. Vanguard ESG U.S. Stock ETF returned –16.61% (based on net asset value), roughly in line with the expense-free –16.57% return of its benchmark.
•	Early on, pent-up demand helped spur global growth and push unemployment rates down. The economic backdrop deteriorated, however, as inflation soared to multidecade highs, fueled in part by higher energy and food prices in the wake of Russia’s invasion of Ukraine. The Federal Reserve reacted by raising interest rates, which pushed borrowing costs higher and sparked fears of recession.
•	For the fund’s benchmark index, industry sector performances varied greatly over the period. Seven industry sectors posted double-digit declines. Telecommunications fell the most, returning roughly –24%. At the other end of the performance spectrum, consumer staples and utilities finished in positive territory, and energy was up roughly 24%.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-12.96%	12.14%	11.61%
Russell 2000 Index (Small-caps)	-17.88	8.59	6.95
Russell 3000 Index (Broad U.S. market)	-13.28	11.90	11.29
FTSE All-World ex US Index (International)	-19.00	3.48	2.12
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-11.65%	-2.01%	0.54%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-8.63	-0.83	1.28
FTSE Three-Month U.S. Treasury Bill Index	0.44	0.56	1.10
CPI
Consumer Price Index	8.26%	4.90%	3.82%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended August 31, 2022
ESG U.S. Stock ETF	Beginning Account Value 2/28/2022	Ending Account Value 8/31/2022	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$ 888.20	$0.43
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.75	0.46
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratio for that period is 0.09%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

ESG U.S. Stock ETF
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 18, 2018, Through August 31, 2022
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Since Inception (9/18/2018)	Final Value of a $10,000 Investment
ESG U.S. Stock ETF Net Asset Value	-16.61%	9.99%	$14,568
ESG U.S. Stock ETF Market Price	-16.62	9.99	14,569
FTSE US All Cap Choice Index	-16.57	10.10	14,624
Dow Jones U.S. Total Stock Market Float Adjusted Index	-13.73	9.12	14,116
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
4

ESG U.S. Stock ETF
Cumulative Returns of ETF Shares: September 18, 2018, Through August 31, 2022
	One Year	Since Inception (9/18/2018)
ESG U.S. Stock ETF Market Price	-16.62%	45.69%
ESG U.S. Stock ETF Net Asset Value	-16.61	45.68
FTSE US All Cap Choice Index	-16.57	46.24
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
The market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
5

ESG U.S. Stock ETF
Fund Allocation
As of August 31, 2022
Basic Materials	1.9%
Consumer Discretionary	16.6
Consumer Staples	5.9
Energy	0.3
Financials	11.3
Health Care	14.8
Industrials	10.8
Real Estate	4.1
Technology	30.6
Telecommunications	3.0
Utilities	0.7
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
6

ESG U.S. Stock ETF
Financial Statements
Schedule of Investments
As of August 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.7%)
Basic Materials (1.9%)
	Linde plc	93,335	26,401
	Air Products and Chemicals Inc.	41,068	10,368
	Nucor Corp.	49,330	6,558
	Newmont Corp.	147,664	6,107
	Albemarle Corp.	21,781	5,836
	Fastenal Co.	106,738	5,372
	International Flavors & Fragrances Inc.	47,359	5,232
	CF Industries Holdings Inc.	38,777	4,012
	LyondellBasell Industries NV Class A	47,801	3,968
	Mosaic Co.	67,312	3,626
	International Paper Co.	68,837	2,865
	Avery Dennison Corp.	15,047	2,763
	Steel Dynamics Inc.	33,246	2,684
	FMC Corp.	23,308	2,519
	Reliance Steel & Aluminum Co.	11,378	2,139
	Royal Gold Inc.	12,346	1,135
	United States Steel Corp.	47,869	1,095
	Huntsman Corp.	36,741	1,029
	Valvoline Inc.	33,802	983
*	Livent Corp.	30,216	972
	Ashland Inc.	9,318	948
	UFP Industries Inc.	11,164	886
	Element Solutions Inc.	43,330	809
*	Univar Solutions Inc.	30,799	777
	Balchem Corp.	5,867	773
	Avient Corp.	16,961	743
	Cabot Corp.	10,260	738
	Sensient Technologies Corp.	7,868	627
*	MP Materials Corp.	16,880	591
	Westlake Corp.	5,956	587
*	Ingevity Corp.	7,325	514
	Scotts Miracle-Gro Co.	7,549	505
*	Arconic Corp.	19,456	491
	Boise Cascade Co.	7,041	439
	Innospec Inc.	4,562	426
		Shares	Market Value• ($000)
	Stepan Co.	4,046	422
	Quaker Chemical Corp.	2,366	412
	Hecla Mining Co.	97,255	383
	Minerals Technologies Inc.	6,241	364
	NewMarket Corp.	1,114	320
	Tronox Holdings plc Class A	21,815	319
	Sylvamo Corp.	6,197	275
*	GCP Applied Technologies Inc.	8,705	274
	Compass Minerals International Inc.	6,228	252
	Kaiser Aluminum Corp.	2,930	210
*	Piedmont Lithium Inc.	3,323	203
	Orion Engineered Carbons SA	11,541	195
*	Coeur Mining Inc.	47,019	130
*	Amyris Inc.	30,400	89
*	Century Aluminum Co.	9,132	71
			109,437
Consumer Discretionary (16.5%)
*	Amazon.com Inc.	1,651,119	209,312
*	Tesla Inc.	472,653	130,268
	Home Depot Inc.	191,903	55,349
	Costco Wholesale Corp.	82,222	42,928
*	Walt Disney Co.	338,482	37,937
	McDonald's Corp.	137,212	34,616
	NIKE Inc. Class B	227,590	24,227
	Lowe's Cos. Inc.	122,785	23,837
*	Netflix Inc.	81,257	18,166
	Starbucks Corp.	213,119	17,917
*	Booking Holdings Inc.	7,502	14,072
	Target Corp.	86,093	13,804
	TJX Cos. Inc.	218,173	13,603
	Activision Blizzard Inc.	144,077	11,309
	Ford Motor Co.	732,101	11,157
	Estee Lauder Cos. Inc. Class A	42,700	10,862
*	Uber Technologies Inc.	351,331	10,104
	Dollar General Corp.	42,491	10,088
*	O'Reilly Automotive Inc.	12,110	8,442
7

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
	Marriott International Inc. Class A	51,108	7,857
*	AutoZone Inc.	3,691	7,822
*	MercadoLibre Inc.	8,644	7,394
	Electronic Arts Inc.	52,085	6,608
	Hilton Worldwide Holdings Inc.	50,819	6,472
*	Lululemon Athletica Inc.	20,746	6,223
	Yum! Brands Inc.	53,539	5,956
*	Warner Bros Discovery Inc.	438,466	5,805
	Ross Stores Inc.	64,156	5,535
*	Dollar Tree Inc.	39,516	5,362
*	Copart Inc.	39,538	4,731
*	Aptiv plc	50,135	4,684
	eBay Inc.	104,244	4,600
	Genuine Parts Co.	25,810	4,027
*	Ulta Beauty Inc.	9,537	4,004
	Yum China Holdings Inc.	78,071	3,912
	Lennar Corp. Class A	50,149	3,884
	Tractor Supply Co.	20,716	3,836
*	Take-Two Interactive Software Inc.	29,465	3,611
*	Expedia Group Inc.	27,987	2,873
	Darden Restaurants Inc.	23,026	2,849
*	Spotify Technology SA	25,916	2,803
	VF Corp.	64,892	2,690
	Best Buy Co. Inc.	37,270	2,635
*	CarMax Inc.	29,649	2,622
	LKQ Corp.	48,875	2,601
*	Live Nation Entertainment Inc.	28,542	2,579
*	Liberty Media Corp.-Liberty Formula One Class C	39,900	2,541
	Paramount Global Class B	108,561	2,539
	Omnicom Group Inc.	37,885	2,534
	Garmin Ltd.	28,524	2,524
*	Etsy Inc.	23,479	2,480
	Domino's Pizza Inc.	6,651	2,473
	Pool Corp.	7,246	2,458
	Fox Corp. Class A	69,818	2,386
*	NVR Inc.	550	2,277
	Interpublic Group of Cos. Inc.	72,474	2,003
	Hasbro Inc.	24,424	1,925
	Williams-Sonoma Inc.	12,886	1,917
	Advance Auto Parts Inc.	11,249	1,897
	Nielsen Holdings plc	66,396	1,848
*	BJ's Wholesale Club Holdings Inc.	24,706	1,840
*	Coupang Inc. Class A	107,400	1,815
	PulteGroup Inc.	43,478	1,768
	Service Corp. International	28,569	1,763
*	Burlington Stores Inc.	12,186	1,708
	Tapestry Inc.	48,763	1,694
*	Carnival Corp.	177,753	1,682
		Shares	Market Value• ($000)
	Vail Resorts Inc.	7,435	1,670
*	Royal Caribbean Cruises Ltd.	40,748	1,665
	Bath & Body Works Inc.	44,280	1,653
	BorgWarner Inc.	43,757	1,650
*	Deckers Outdoor Corp.	5,045	1,622
	News Corp. Class A	94,082	1,592
	Whirlpool Corp.	10,167	1,592
*	Floor & Decor Holdings Inc. Class A	19,378	1,577
	Aramark	43,022	1,536
	Lear Corp.	11,079	1,536
	Rollins Inc.	42,703	1,442
*,1	GameStop Corp. Class A	49,728	1,424
	Lithia Motors Inc. Class A	5,280	1,402
	Nexstar Media Group Inc. Class A	7,187	1,375
	H&R Block Inc.	30,545	1,375
*	Liberty Media Corp.-Liberty SiriusXM Class A	31,380	1,304
	Autoliv Inc.	16,751	1,303
*	Five Below Inc.	10,138	1,296
	Newell Brands Inc.	71,111	1,269
*	Capri Holdings Ltd.	26,678	1,259
	Gentex Corp.	43,686	1,192
	Murphy USA Inc.	4,104	1,191
	Texas Roadhouse Inc. Class A	12,538	1,113
	Wyndham Hotels & Resorts Inc.	16,759	1,095
	Marriott Vacations Worldwide Corp.	7,584	1,080
*	Planet Fitness Inc. Class A	15,829	1,072
*	SiteOne Landscape Supply Inc.	8,372	1,048
*	Norwegian Cruise Line Holdings Ltd.	78,593	1,028
*	Southwest Airlines Co.	27,572	1,012
	Harley-Davidson Inc.	25,002	964
*	Terminix Global Holdings Inc.	22,446	957
*	Skechers USA Inc. Class A	25,108	949
*	Delta Air Lines Inc.	30,079	935
	Leggett & Platt Inc.	24,336	930
*	Avis Budget Group Inc.	5,553	929
	New York Times Co. Class A	30,284	923
*	IAA Inc.	24,667	919
	Macy's Inc.	52,832	915
*	AutoNation Inc.	7,306	910
	Toll Brothers Inc.	20,217	885
*,1	AMC Entertainment Holdings Inc. Class A	95,769	873
	TEGNA Inc.	40,711	871
*	Hyatt Hotels Corp. Class A	9,507	852
*	Lyft Inc. Class A	57,189	842

8

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
	AMERCO	1,600	841
*	RH	3,241	829
*	Crocs Inc.	11,220	827
	Thor Industries Inc.	9,952	806
	Tempur Sealy International Inc.	31,865	797
[1]	Sirius XM Holdings Inc.	129,869	791
	Ralph Lauren Corp. Class A	8,565	782
*	Bright Horizons Family Solutions Inc.	11,024	752
*	Wayfair Inc. Class A	14,225	750
*	Fox Factory Holding Corp.	7,905	737
*	Goodyear Tire & Rubber Co.	52,346	734
*	Asbury Automotive Group Inc.	4,153	725
	Choice Hotels International Inc.	6,260	718
	PVH Corp.	12,445	700
*	Hilton Grand Vacations Inc.	16,678	680
	Kohl's Corp.	23,827	677
	Travel + Leisure Co.	15,653	664
*	Ollie's Bargain Outlet Holdings Inc.	11,615	642
	Wingstop Inc.	5,584	636
*	Madison Square Garden Sports Corp.	3,955	634
*	Visteon Corp.	5,202	623
	Wendy's Co.	32,404	621
	Penske Automotive Group Inc.	5,103	602
*	YETI Holdings Inc.	16,211	598
*	Adient plc	17,801	591
*	Farfetch Ltd. Class A	58,865	590
*	Peloton Interactive Inc. Class A	57,851	589
	Foot Locker Inc.	15,666	577
*	Callaway Golf Co.	26,060	577
	Signet Jewelers Ltd.	8,717	570
*	Skyline Champion Corp.	9,916	562
*	Carvana Co. Class A	17,011	561
	Hanesbrands Inc.	64,303	560
	Carter's Inc.	7,371	544
*	Helen of Troy Ltd.	4,372	541
*	Taylor Morrison Home Corp. Class A	21,548	541
	LCI Industries	4,591	532
	World Wrestling Entertainment Inc. Class A	7,820	532
*	United Airlines Holdings Inc.	15,130	530
*	Meritage Homes Corp.	6,756	529
	Group 1 Automotive Inc.	2,935	524
*	Victoria's Secret & Co.	15,479	518
	Papa John's International Inc.	6,170	499
		Shares	Market Value• ($000)
*	National Vision Holdings Inc.	14,870	494
*	Grand Canyon Education Inc.	6,054	493
*,1	QuantumScape Corp. Class A	43,791	483
	Columbia Sportswear Co.	6,706	478
*	Coty Inc. Class A	63,120	474
	Cracker Barrel Old Country Store Inc.	4,191	452
*	Liberty Media Corp.-Liberty SiriusXM Class C	10,917	452
*	Chegg Inc.	22,419	441
	Fox Corp. Class B	13,912	440
	KB Home	15,284	438
*	TripAdvisor Inc.	18,301	436
*	Leslie's Inc.	30,563	433
	Steven Madden Ltd.	14,687	428
*	Dorman Products Inc.	4,713	427
	Graham Holdings Co. Class B	735	416
*	Sabre Corp.	57,330	412
*	SeaWorld Entertainment Inc.	8,074	406
*	Cavco Industries Inc.	1,732	405
	MillerKnoll Inc.	14,572	403
*	American Airlines Group Inc.	30,762	400
	Kontoor Brands Inc.	10,088	376
*	Under Armour Inc. Class C	49,375	375
*,1	Luminar Technologies Inc. Class A	43,518	375
	John Wiley & Sons Inc. Class A	8,091	372
*	LGI Homes Inc.	3,921	372
*	Gentherm Inc.	6,042	362
	Rush Enterprises Inc. Class A	7,685	362
*	Frontdoor Inc.	15,296	359
*	Boot Barn Holdings Inc.	5,396	359
	Dana Inc.	22,967	355
	Nordstrom Inc.	20,668	354
*	Sonos Inc.	23,185	349
*	Shake Shack Inc. Class A	7,041	336
	Winnebago Industries Inc.	5,724	330
	Bloomin' Brands Inc.	16,139	326
*	Driven Brands Holdings Inc.	10,300	324
*	KAR Auction Services Inc.	21,869	319
	Gap Inc.	34,738	317
	American Eagle Outfitters Inc.	28,176	317
	MDC Holdings Inc.	9,998	311
*	Tri Pointe Homes Inc.	17,806	309
*	Six Flags Entertainment Corp.	13,849	307

9

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
*	Adtalem Global Education Inc.	8,068	304
*	Central Garden & Pet Co. Class A	8,023	303
	Oxford Industries Inc.	2,741	293
	Jack in the Box Inc.	3,657	292
	Acushnet Holdings Corp.	6,065	289
*	Sally Beauty Holdings Inc.	19,344	288
	Gray Television Inc.	14,975	286
*	Cinemark Holdings Inc.	20,200	284
	Monro Inc.	6,061	281
*	ODP Corp.	7,806	279
	PriceSmart Inc.	4,379	277
	Wolverine World Wide Inc.	14,180	277
*	MakeMyTrip Ltd.	8,263	276
	Cheesecake Factory Inc.	8,927	273
*,1	Fisker Inc. Class A	29,998	271
*	Urban Outfitters Inc.	13,427	270
*	iRobot Corp.	4,568	269
	Inter Parfums Inc.	3,395	267
*	Figs Inc. Class A	22,812	264
	Strategic Education Inc.	4,061	263
*	Madison Square Garden Entertainment Corp.	4,500	250
*	Under Armour Inc. Class A	29,261	246
	HNI Corp.	7,653	245
*	Knowles Corp.	16,164	245
	Rent-A-Center Inc.	9,448	244
	Century Communities Inc.	5,200	243
	Dillard's Inc. Class A	800	237
*	Coursera Inc.	20,400	235
*	Alaska Air Group Inc.	5,337	232
	Scholastic Corp.	5,051	232
*	Lions Gate Entertainment Corp. Class B	24,272	226
*	Petco Health & Wellness Co. Inc. Class A	14,400	215
	La-Z-Boy Inc.	8,038	212
*	American Axle & Manufacturing Holdings Inc.	20,365	211
*	Playtika Holding Corp.	19,618	207
	Qurate Retail Inc. Class A	62,576	194
*	Overstock.com Inc.	7,377	193
*	Brinker International Inc.	7,800	191
	Dine Brands Global Inc.	2,864	191
*	PROG Holdings Inc.	10,006	186
	Buckle Inc.	5,569	180
*	iHeartMedia Inc. Class A	20,306	180
*	G-III Apparel Group Ltd.	7,885	166
*	Sleep Number Corp.	3,929	163
	Sinclair Broadcast Group Inc. Class A	7,300	161
	Steelcase Inc. Class A	14,301	160
*	EW Scripps Co. Class A	10,470	157
*	Mister Car Wash Inc.	15,000	149
		Shares	Market Value• ($000)
	Matthews International Corp. Class A	5,638	141
*	AMC Networks Inc. Class A	5,000	134
*	Abercrombie & Fitch Co. Class A	9,306	134
*	IMAX Corp.	8,488	133
*	Liberty Media Corp.-Liberty Braves Class C	4,761	130
*	Allegiant Travel Co.	1,283	124
*,1	Bed Bath & Beyond Inc.	13,053	124
*	Liberty Media Corp.-Liberty Braves Class A	4,335	122
*	JetBlue Airways Corp.	15,321	119
	Big Lots Inc.	5,168	106
*	2U Inc.	14,600	104
*	Copa Holdings SA Class A	1,435	102
*	Children's Place Inc.	2,391	101
	Guess? Inc.	5,738	100
*	Spirit Airlines Inc.	4,356	99
*	Lions Gate Entertainment Corp. Class A	9,196	91
*	Cardlytics Inc.	5,485	73
*	Stitch Fix Inc. Class A	14,000	70
*	Liberty Media Corp.-Liberty Formula One Class A	1,158	67
	Aaron's Co. Inc.	4,894	58
*	WW International Inc.	8,700	45
*	SkyWest Inc.	1,729	37
*	Selectquote Inc.	20,100	22
			976,675
Consumer Staples (5.9%)
	Procter & Gamble Co.	443,781	61,215
	Coca-Cola Co.	724,676	44,720
	PepsiCo Inc.	256,574	44,200
	CVS Health Corp.	243,453	23,895
	Mondelez International Inc. Class A	256,352	15,858
	Colgate-Palmolive Co.	153,502	12,005
	McKesson Corp.	26,962	9,895
	Archer-Daniels-Midland Co.	104,124	9,151
	General Mills Inc.	111,571	8,569
	Corteva Inc.	134,335	8,252
	Kimberly-Clark Corp.	62,436	7,962
	Sysco Corp.	94,303	7,754
*	Monster Beverage Corp.	69,380	6,163
	Hershey Co.	27,069	6,082
	Keurig Dr Pepper Inc.	158,996	6,061
	Kroger Co.	121,857	5,842
	Kraft Heinz Co.	129,472	4,842
	Walgreens Boots Alliance Inc.	133,323	4,674

10

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
	AmerisourceBergen Corp. Class A	27,652	4,053
	Tyson Foods Inc. Class A	52,849	3,984
	McCormick & Co. Inc. (Non-Voting)	46,502	3,909
	Church & Dwight Co. Inc.	45,004	3,767
	Kellogg Co.	46,800	3,404
	Clorox Co.	22,836	3,296
	Conagra Brands Inc.	86,915	2,988
	J M Smucker Co.	19,539	2,735
	Hormel Foods Corp.	52,894	2,660
	Bunge Ltd.	25,934	2,572
*	Darling Ingredients Inc.	29,737	2,262
	Lamb Weston Holdings Inc.	26,840	2,135
	Coca-Cola Europacific Partners plc	38,005	1,869
	Campbell Soup Co.	36,007	1,814
*	US Foods Holding Corp.	41,021	1,256
	Ingredion Inc.	12,234	1,065
*	Celsius Holdings Inc.	10,265	1,062
*	Post Holdings Inc.	10,953	972
	Flowers Foods Inc.	34,530	943
	Albertsons Cos. Inc. Class A	29,934	824
*	Grocery Outlet Holding Corp.	16,487	661
	Lancaster Colony Corp.	3,682	621
*	Hostess Brands Inc. Class A	25,728	596
*	Sprouts Farmers Market Inc.	20,547	594
*	Simply Good Foods Co.	17,026	520
	WD-40 Co.	2,556	484
	Spectrum Brands Holdings Inc.	7,573	477
*	Herbalife Nutrition Ltd.	18,033	470
*	Nomad Foods Ltd.	26,575	470
	J & J Snack Foods Corp.	3,116	464
*	United Natural Foods Inc.	10,412	459
*	TreeHouse Foods Inc.	9,060	422
	Coca-Cola Consolidated Inc.	832	395
	Edgewell Personal Care Co.	9,863	384
	Energizer Holdings Inc.	13,183	370
	Cal-Maine Foods Inc.	6,779	363
	Nu Skin Enterprises Inc. Class A	8,851	362
*	Freshpet Inc.	8,037	350
	Reynolds Consumer Products Inc.	9,900	277
*	Hain Celestial Group Inc.	13,490	273
*,1	Beyond Meat Inc.	11,012	269
	National Beverage Corp.	4,686	260
	Medifast Inc.	2,065	259
	B&G Foods Inc.	11,855	257
		Shares	Market Value• ($000)
	Weis Markets Inc.	3,228	251
*	Beauty Health Co.	17,836	207
	Fresh Del Monte Produce Inc.	5,491	150
	Calavo Growers Inc.	3,148	132
*	USANA Health Sciences Inc.	1,922	124
	Tootsie Roll Industries Inc.	2,940	105
	ACCO Brands Corp.	15,486	92
*	GrowGeneration Corp.	9,600	46
			345,874
Energy (0.3%)
*	Enphase Energy Inc.	24,317	6,965
*	SolarEdge Technologies Inc.	10,252	2,829
*	Plug Power Inc.	96,355	2,702
*	First Solar Inc.	19,757	2,520
*	ChargePoint Holdings Inc.	37,346	608
*	Array Technologies Inc.	27,380	572
	Arcosa Inc.	9,103	532
*	Stem Inc.	25,906	407
*	Ameresco Inc. Class A	5,806	400
*	SunPower Corp.	14,971	359
*	FuelCell Energy Inc.	70,090	294
			18,188
Financials (11.3%)
	JPMorgan Chase & Co.	541,656	61,603
	Bank of America Corp.	1,304,086	43,830
	S&P Global Inc.	63,037	22,200
	Goldman Sachs Group Inc.	61,786	20,554
	Morgan Stanley	236,934	20,192
	Charles Schwab Corp.	282,370	20,034
	BlackRock Inc.	27,857	18,564
	Citigroup Inc.	366,144	17,871
	Marsh & McLennan Cos. Inc.	92,977	15,004
	Chubb Ltd.	78,195	14,783
	Progressive Corp.	108,453	13,302
	CME Group Inc.	66,623	13,032
	Blackstone Inc.	130,097	12,221
	PNC Financial Services Group Inc.	76,591	12,101
	Truist Financial Corp.	246,612	11,551
	US Bancorp	248,935	11,354
	Aon plc Class A	39,085	10,915
	Intercontinental Exchange Inc.	102,453	10,332
	Moody's Corp.	29,721	8,456
	MetLife Inc.	127,382	8,194
	American International Group Inc.	147,028	7,609
	Travelers Cos. Inc.	44,515	7,195
	Aflac Inc.	118,417	7,036
	Arthur J Gallagher & Co.	38,556	7,001
	Prudential Financial Inc.	69,817	6,685

11

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
	MSCI Inc. Class A	14,695	6,602
	Allstate Corp.	50,977	6,143
	M&T Bank Corp.	33,194	6,034
	Bank of New York Mellon Corp.	136,499	5,669
	Ameriprise Financial Inc.	20,329	5,448
	KKR & Co. Inc.	106,382	5,379
	Discover Financial Services	52,241	5,250
	First Republic Bank	33,236	5,046
	T. Rowe Price Group Inc.	41,457	4,975
	Apollo Global Management Inc.	85,114	4,731
	State Street Corp.	67,926	4,643
*	SVB Financial Group	10,978	4,463
	Fifth Third Bancorp	126,205	4,310
	Willis Towers Watson plc	20,519	4,244
	Hartford Financial Services Group Inc.	61,022	3,924
	Raymond James Financial Inc.	36,275	3,786
	Nasdaq Inc.	63,528	3,782
	Regions Financial Corp.	172,884	3,746
	Broadridge Financial Solutions Inc.	21,707	3,716
	Northern Trust Corp.	38,275	3,640
	Huntington Bancshares Inc.	266,081	3,565
	Principal Financial Group Inc.	46,313	3,462
	Citizens Financial Group Inc.	90,380	3,315
	LPL Financial Holdings Inc.	14,787	3,273
*	Arch Capital Group Ltd.	66,756	3,052
	FactSet Research Systems Inc.	7,023	3,043
	KeyCorp	170,736	3,020
*	Markel Corp.	2,491	2,975
	Cincinnati Financial Corp.	29,026	2,814
	Brown & Brown Inc.	43,696	2,755
	W R Berkley Corp.	38,252	2,479
	Cboe Global Markets Inc.	19,593	2,311
	First Horizon Corp.	97,301	2,201
	Equitable Holdings Inc.	70,740	2,105
	Ares Management Corp. Class A	28,270	2,096
*	Alleghany Corp.	2,444	2,056
	Signature Bank	11,497	2,005
	Comerica Inc.	24,776	1,990
	Ally Financial Inc.	59,590	1,978
	Annaly Capital Management Inc.	305,984	1,974
	Everest Re Group Ltd.	7,220	1,943
	Fidelity National Financial Inc.	49,233	1,925
	East West Bancorp Inc.	26,297	1,898
	First Citizens BancShares Inc. Class A	2,326	1,889
		Shares	Market Value• ($000)
	MarketAxess Holdings Inc.	6,932	1,723
	Credicorp Ltd.	12,652	1,631
	Globe Life Inc.	16,665	1,620
	American Financial Group Inc.	12,519	1,598
	Assurant Inc.	10,030	1,590
	Reinsurance Group of America Inc.	12,456	1,561
	Webster Financial Corp.	32,902	1,548
	Western Alliance Bancorp	19,665	1,509
	Zions Bancorp NA	27,356	1,505
	Lincoln National Corp.	31,862	1,468
	Unum Group	37,139	1,406
	Tradeweb Markets Inc. Class A	20,066	1,396
	Cullen/Frost Bankers Inc.	10,732	1,395
	Franklin Resources Inc.	53,381	1,392
	Commerce Bancshares Inc.	19,763	1,359
	Starwood Property Trust Inc.	53,501	1,227
	AGNC Investment Corp.	96,562	1,154
	Voya Financial Inc.	18,760	1,154
	Old Republic International Corp.	52,538	1,147
	Prosperity Bancshares Inc.	16,170	1,146
	Stifel Financial Corp.	19,246	1,141
	Invesco Ltd.	69,224	1,140
	Pinnacle Financial Partners Inc.	13,759	1,110
	RenaissanceRe Holdings Ltd.	8,145	1,102
	Synovus Financial Corp.	27,020	1,085
*	XP Inc. Class A	56,059	1,079
	SouthState Corp.	13,738	1,072
	Interactive Brokers Group Inc. Class A	17,277	1,064
	Popular Inc.	13,553	1,047
	SEI Investments Co.	19,026	1,041
	Glacier Bancorp Inc.	20,441	1,036
	First American Financial Corp.	19,314	1,033
	First Financial Bankshares Inc.	23,841	1,013
	Kinsale Capital Group Inc.	3,934	998
*	Robinhood Markets Inc. Class A	104,181	995
	Wintrust Financial Corp.	10,996	927
	Affiliated Managers Group Inc.	7,191	916
	Primerica Inc.	7,170	909
	United Bankshares Inc.	24,110	894
	Valley National Bancorp	76,822	893
	Selective Insurance Group Inc.	11,118	883
	Old National Bancorp	52,837	882

12

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
	Blackstone Mortgage Trust Inc. Class A	30,331	879
*	SoFi Technologies Inc.	147,914	876
	Bank OZK	21,590	875
	Cadence Bank	33,228	847
	New York Community Bancorp Inc.	85,715	839
	Hanover Insurance Group Inc.	6,471	837
	Home BancShares Inc.	35,365	832
	MGIC Investment Corp.	56,803	812
	FNB Corp.	67,086	800
	RLI Corp.	7,175	788
	Axis Capital Holdings Ltd.	14,596	776
	Hancock Whitney Corp.	15,959	770
	Essent Group Ltd.	19,237	769
	ServisFirst Bancshares Inc.	9,114	769
	SLM Corp.	50,199	767
	OneMain Holdings Inc.	21,820	762
	White Mountains Insurance Group Ltd.	550	754
	Houlihan Lokey Inc. Class A	9,497	746
	Umpqua Holdings Corp.	40,849	725
	UMB Financial Corp.	8,035	719
	Independent Bank Corp. (Massachusetts)	8,834	691
	Radian Group Inc.	32,384	684
	United Community Banks Inc.	20,408	684
*	Brighthouse Financial Inc.	14,147	673
	Evercore Inc. Class A	7,095	665
	Community Bank System Inc.	9,994	653
	Lazard Ltd. Class A	17,937	652
	CVB Financial Corp.	24,119	633
	First Hawaiian Inc.	24,381	627
	Janus Henderson Group plc	25,782	603
	WSFS Financial Corp.	12,353	597
	Assured Guaranty Ltd.	11,653	595
	Bank of Hawaii Corp.	7,543	589
	Pacific Premier Bancorp Inc.	17,982	589
	Walker & Dunlop Inc.	5,860	589
	Ameris Bancorp	12,530	585
	Eastern Bankshares Inc.	30,033	583
	PacWest Bancorp	22,073	581
	Cathay General Bancorp	13,689	574
	BankUnited Inc.	15,465	573
	Associated Banc-Corp	28,274	567
	Federated Hermes Inc. Class B	16,465	561
	Kemper Corp.	12,080	556
*	Texas Capital Bancshares Inc.	9,415	556
		Shares	Market Value• ($000)
	American Equity Investment Life Holding Co.	14,552	553
	Simmons First National Corp. Class A	23,237	548
*	Mr Cooper Group Inc.	12,900	546
	First Bancorp	37,054	530
*	Silvergate Capital Corp. Class A	5,751	524
*	Trupanion Inc.	7,231	510
	Fulton Financial Corp.	30,706	498
	Moelis & Co. Class A	11,454	477
	Independent Bank Group Inc.	6,973	470
	Atlantic Union Bankshares Corp.	14,326	465
	Hamilton Lane Inc. Class A	6,623	461
	BOK Financial Corp.	5,158	458
	Columbia Banking System Inc.	15,099	452
*	Axos Financial Inc.	10,630	444
	International Bancshares Corp.	10,520	439
	Arbor Realty Trust Inc.	29,274	439
	First Merchants Corp.	10,782	429
*	Enstar Group Ltd.	2,235	423
	Jackson Financial Inc. Class A	13,406	419
*	Focus Financial Partners Inc. Class A	10,686	418
	CNO Financial Group Inc.	22,374	412
	Virtu Financial Inc. Class A	17,747	407
	Banner Corp.	6,558	398
	Chimera Investment Corp.	46,496	395
	First Financial Bancorp	18,218	393
*	Genworth Financial Inc. Class A	92,845	392
	Artisan Partners Asset Management Inc. Class A	11,530	389
	Washington Federal Inc.	11,939	382
	BancFirst Corp.	3,486	376
	Flagstar Bancorp Inc.	9,447	364
	Piper Sandler Cos.	3,178	364
	WesBanco Inc.	10,448	357
	Towne Bank	12,395	353
	Heartland Financial USA Inc.	7,838	350
	Trustmark Corp.	10,952	345
*,1	Upstart Holdings Inc.	13,339	345
	Provident Financial Services Inc.	14,738	342
	Renasant Corp.	10,148	338
	Stock Yards Bancorp Inc.	5,092	337
*	Palomar Holdings Inc.	4,200	333
	Hope Bancorp Inc.	22,544	326
	Sandy Spring Bancorp Inc.	8,445	325
	Cohen & Steers Inc.	4,521	323

13

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
	Navient Corp.	20,672	318
*	NMI Holdings Inc. Class A	15,190	312
	Northwest Bancshares Inc.	22,098	311
	Two Harbors Investment Corp.	62,300	302
	NBT Bancorp Inc.	7,635	296
	Bank of NT Butterfield & Son Ltd.	9,005	294
	Eagle Bancorp Inc.	6,026	292
*	Cannae Holdings Inc.	13,470	291
	Hilltop Holdings Inc.	10,970	290
*	Triumph Bancorp Inc.	4,400	272
	PennyMac Mortgage Investment Trust	18,269	271
	PennyMac Financial Services Inc.	5,097	271
	Horace Mann Educators Corp.	7,544	270
	Westamerica Bancorp	4,758	266
*	PRA Group Inc.	6,936	256
	Virtus Investment Partners Inc.	1,324	253
	Berkshire Hills Bancorp Inc.	8,853	250
	Safety Insurance Group Inc.	2,696	243
	First Commonwealth Financial Corp.	17,806	240
*	Encore Capital Group Inc.	4,375	239
	Ladder Capital Corp. Class A	21,300	236
*,1	Marathon Digital Holdings Inc.	19,582	232
	S&T Bancorp Inc.	7,632	226
	Live Oak Bancshares Inc.	6,200	225
	City Holding Co.	2,626	223
	Nelnet Inc. Class A	2,613	220
	BGC Partners Inc. Class A	53,709	216
	ProAssurance Corp.	9,385	201
	Capitol Federal Financial Inc.	22,123	200
	Employers Holdings Inc.	5,084	199
*	Open Lending Corp. Class A	20,112	195
	MFA Financial Inc.	17,723	194
*	Lemonade Inc.	8,400	186
	CNA Financial Corp.	4,634	178
	Redwood Trust Inc.	22,405	174
	Brookline Bancorp Inc.	13,653	170
*	Riot Blockchain Inc.	23,118	166
*,1	Freedom Holding Corp.	2,800	162
*	Blucora Inc.	7,924	159
	iStar Inc.	11,500	158
	1st Source Corp.	3,283	155
	BrightSpire Capital Inc. Class A	17,242	145
	Kearny Financial Corp.	12,690	144
		Shares	Market Value• ($000)
	Washington Trust Bancorp Inc.	2,831	143
	ARMOUR Residential REIT Inc.	19,454	138
*	Columbia Financial Inc.	6,104	130
	WisdomTree Investments Inc.	24,328	122
	Community Trust Bancorp Inc.	2,820	119
	TFS Financial Corp.	8,236	118
	Argo Group International Holdings Ltd.	5,738	113
	Brightsphere Investment Group Inc.	5,593	96
*	SiriusPoint Ltd.	18,639	83
	Republic Bancorp Inc. Class A	1,848	79
			667,556
Health Care (14.7%)
	UnitedHealth Group Inc.	173,696	90,206
	Pfizer Inc.	1,049,924	47,488
	Eli Lilly & Co.	156,549	47,157
	AbbVie Inc.	328,254	44,137
	Merck & Co. Inc.	469,820	40,104
	Thermo Fisher Scientific Inc.	72,656	39,621
	Abbott Laboratories	318,409	32,685
	Danaher Corp.	120,164	32,433
	Bristol-Myers Squibb Co.	395,402	26,654
	Amgen Inc.	99,204	23,839
	Medtronic plc	248,205	21,822
	Elevance Health Inc.	44,735	21,701
	Cigna Corp.	58,022	16,446
	Gilead Sciences Inc.	233,242	14,804
	Zoetis Inc. Class A	87,509	13,698
*	Intuitive Surgical Inc.	66,535	13,689
	Stryker Corp.	65,241	13,387
*	Vertex Pharmaceuticals Inc.	47,490	13,381
	Becton Dickinson & Co.	52,663	13,293
	Humana Inc.	23,521	11,332
*	Regeneron Pharmaceuticals Inc.	19,268	11,196
*	Boston Scientific Corp.	264,706	10,670
*	Edwards Lifesciences Corp.	114,776	10,341
*	Centene Corp.	108,046	9,696
*	Moderna Inc.	63,856	8,446
	HCA Healthcare Inc.	41,980	8,307
*	IQVIA Holdings Inc.	34,958	7,434
	Agilent Technologies Inc.	55,733	7,148
*	Dexcom Inc.	72,798	5,985
	ResMed Inc.	26,837	5,902
*	Illumina Inc.	29,143	5,876
*	IDEXX Laboratories Inc.	15,535	5,400
	Baxter International Inc.	93,431	5,369

14

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
*	Biogen Inc.	27,164	5,307
*	Veeva Systems Inc. Class A	25,825	5,147
*	Alnylam Pharmaceuticals Inc.	22,373	4,624
	Zimmer Biomet Holdings Inc.	38,824	4,128
	West Pharmaceutical Services Inc.	13,846	4,108
*	Seagen Inc.	25,268	3,899
	Laboratory Corp. of America Holdings	17,152	3,864
*	Molina Healthcare Inc.	10,724	3,618
	Cardinal Health Inc.	50,364	3,562
*	Align Technology Inc.	14,569	3,550
*	Insulet Corp.	12,772	3,263
	STERIS plc	15,792	3,180
	PerkinElmer Inc.	23,379	3,158
*	ICON plc	14,899	3,126
*	Hologic Inc.	45,715	3,088
*	BioMarin Pharmaceutical Inc.	34,279	3,058
	Royalty Pharma plc Class A	68,055	2,845
*	Avantor Inc.	112,806	2,810
*	Catalent Inc.	31,619	2,782
	Quest Diagnostics Inc.	21,795	2,731
	Cooper Cos. Inc.	9,004	2,588
*	Horizon Therapeutics plc	41,698	2,469
	Bio-Techne Corp.	7,202	2,390
*	Incyte Corp.	33,721	2,375
*	Repligen Corp.	10,237	2,246
	Viatris Inc.	225,651	2,155
*	ABIOMED Inc.	8,283	2,148
	Teleflex Inc.	8,736	1,977
*	Shockwave Medical Inc.	6,590	1,956
*	Charles River Laboratories International Inc.	9,410	1,931
*	Bio-Rad Laboratories Inc. Class A	3,968	1,925
*	United Therapeutics Corp.	8,301	1,881
*	Henry Schein Inc.	25,498	1,872
*	Neurocrine Biosciences Inc.	17,643	1,846
*	Jazz Pharmaceuticals plc	11,343	1,761
*	Sarepta Therapeutics Inc.	15,783	1,726
*	Biohaven Pharmaceutical Holding Co. Ltd.	11,494	1,717
*	Novocure Ltd.	19,338	1,588
*	Karuna Therapeutics Inc.	5,445	1,389
*	Masimo Corp.	9,412	1,382
*	Acadia Healthcare Co. Inc.	16,480	1,350
	Organon & Co.	47,151	1,345
	Chemed Corp.	2,763	1,316
	DENTSPLY SIRONA Inc.	39,884	1,307
*	Elanco Animal Health Inc.	82,129	1,243
		Shares	Market Value• ($000)
	Universal Health Services Inc. Class B	12,020	1,176
*	Exact Sciences Corp.	32,686	1,162
*	Syneos Health Inc.	19,025	1,144
	Bruker Corp.	20,156	1,129
*	Tenet Healthcare Corp.	19,819	1,120
*	Envista Holdings Corp.	30,063	1,115
*	Ionis Pharmaceuticals Inc.	26,175	1,113
*	Penumbra Inc.	6,732	1,105
*	Exelixis Inc.	58,159	1,032
*	Apellis Pharmaceuticals Inc.	16,901	1,023
*	Halozyme Therapeutics Inc.	24,980	1,017
*	HealthEquity Inc.	15,249	1,008
*	Inspire Medical Systems Inc.	5,078	972
	Perrigo Co. plc	25,266	945
*	Teladoc Health Inc.	30,245	939
*	DaVita Inc.	10,842	925
*	Guardant Health Inc.	18,179	910
*	LHC Group Inc.	5,535	894
	Encompass Health Corp.	18,300	889
*	Option Care Health Inc.	28,619	886
	Ensign Group Inc.	10,138	865
*	Intellia Therapeutics Inc.	14,213	854
*	Intra-Cellular Therapies Inc.	16,939	851
*	STAAR Surgical Co.	8,985	850
*	CRISPR Therapeutics AG	12,967	844
*	Omnicell Inc.	8,027	821
*	Blueprint Medicines Corp.	11,133	815
*	iRhythm Technologies Inc.	5,462	805
*	Cytokinetics Inc.	15,023	796
*	Global Blood Therapeutics Inc.	11,712	795
*	Natera Inc.	16,015	789
*	Arrowhead Pharmaceuticals Inc.	19,436	772
	Premier Inc. Class A	21,913	772
*	Medpace Holdings Inc.	5,123	756
*	Alkermes plc	31,108	736
*	agilon health Inc.	34,949	726
*	QuidelOrtho Corp.	9,128	723
*	Amedisys Inc.	6,001	711
*	Haemonetics Corp.	9,251	694
*	Beam Therapeutics Inc.	12,020	656
*	PTC Therapeutics Inc.	12,995	649
*	Mirati Therapeutics Inc.	7,990	647
*	Integra LifeSciences Holdings Corp.	13,309	635
*	Merit Medical Systems Inc.	10,524	623
*	Inari Medical Inc.	8,986	623
*	Axonics Inc.	8,563	619
*	Ultragenyx Pharmaceutical Inc.	12,358	589
*	ICU Medical Inc.	3,700	588

15

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
*	ChemoCentryx Inc.	11,538	588
*	Amicus Therapeutics Inc.	52,016	584
*	1Life Healthcare Inc.	33,169	571
*	10X Genomics Inc. Class A	17,025	562
*	Oak Street Health Inc.	21,359	560
*	LivaNova plc	9,905	557
*	Tandem Diabetes Care Inc.	12,080	553
*	Progyny Inc.	13,693	551
*	R1 RCM Inc.	24,834	543
*	Insmed Inc.	22,035	542
*	Evolent Health Inc. Class A	14,599	536
*	Denali Therapeutics Inc.	19,065	527
	Select Medical Holdings Corp.	20,485	525
*	Novavax Inc.	14,669	485
*	Prestige Consumer Healthcare Inc.	9,544	483
	CONMED Corp.	5,348	474
*	BioCryst Pharmaceuticals Inc.	33,362	464
*	Inmode Ltd.	14,312	457
	Patterson Cos. Inc.	16,308	455
*	Pacira BioSciences Inc.	8,665	455
*	Maravai LifeSciences Holdings Inc. Class A	20,378	425
*,1	Neogen Corp.	20,266	424
*	NuVasive Inc.	9,901	421
*	Twist Bioscience Corp.	10,447	419
*	Fate Therapeutics Inc.	15,978	418
*	Corcept Therapeutics Inc.	15,744	406
*	Glaukos Corp.	8,345	405
*	Integer Holdings Corp.	6,244	394
*	AtriCure Inc.	8,469	386
	Owens & Minor Inc.	13,055	385
*	Arvinas Inc.	9,072	384
*	Axsome Therapeutics Inc.	5,506	351
*	ACADIA Pharmaceuticals Inc.	20,934	344
*	Sage Therapeutics Inc.	9,023	340
	Embecta Corp.	10,652	340
*	Myriad Genetics Inc.	14,462	323
*	Relay Therapeutics Inc.	14,018	322
*	Vir Biotechnology Inc.	12,975	308
*	Certara Inc.	19,566	307
*	Sotera Health Co.	18,130	307
*	Iovance Biotherapeutics Inc.	28,158	302
*	Supernus Pharmaceuticals Inc.	8,399	287
*	Cerevel Therapeutics Holdings Inc.	9,812	286
*	Nevro Corp.	6,266	284
*	Ironwood Pharmaceuticals Inc. Class A	25,628	276
		Shares	Market Value• ($000)
*	Pediatrix Medical Group Inc.	15,418	275
*	Xencor Inc.	10,289	271
*	Agios Pharmaceuticals Inc.	10,588	270
*	Veracyte Inc.	13,102	267
*	Recursion Pharmaceuticals Inc. Class A	24,530	258
*	Ligand Pharmaceuticals Inc.	2,774	256
*	CorVel Corp.	1,643	255
*	REVOLUTION Medicines Inc.	11,597	242
*	Alignment Healthcare Inc.	15,906	242
*	AdaptHealth Corp. Class A	13,400	241
*	Pacific Biosciences of California Inc.	40,996	240
*	Multiplan Corp.	67,250	237
*	Enanta Pharmaceuticals Inc.	3,742	228
*	NeoGenomics Inc.	22,588	227
*	Emergent BioSolutions Inc.	9,353	225
*	Arcus Biosciences Inc.	9,212	222
*	REGENXBIO Inc.	7,439	219
*	Phreesia Inc.	8,500	218
*	Kymera Therapeutics Inc.	7,206	204
*	Avanos Medical Inc.	8,122	200
*	Allogene Therapeutics Inc.	14,600	200
*	Surgery Partners Inc.	7,106	196
*	Zentalis Pharmaceuticals Inc.	7,212	193
*	Bridgebio Pharma Inc.	18,312	192
*	American Well Corp. Class A	41,400	188
*	FibroGen Inc.	14,706	183
	Healthcare Services Group Inc.	12,674	178
*	SpringWorks Therapeutics Inc.	6,400	178
*	Aurinia Pharmaceuticals Inc.	24,060	177
*	Editas Medicine Inc. Class A	11,806	174
*	Fulgent Genetics Inc.	4,000	174
*	Madrigal Pharmaceuticals Inc.	2,381	172
*	CareDx Inc.	8,692	170
*	NextGen Healthcare Inc.	9,904	170
*	Adaptive Biotechnologies Corp.	18,906	169
*,1	Cassava Sciences Inc.	6,526	168
*	TG Therapeutics Inc.	22,324	159
*	Varex Imaging Corp.	7,388	156
*	OPKO Health Inc.	68,636	150
*	Innoviva Inc.	11,312	149
*,1	Sorrento Therapeutics Inc.	72,000	148
*	uniQure NV	7,600	148

16

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
*	Enhabit Inc.	8,823	146
*	Brookdale Senior Living Inc.	31,910	140
*	Invitae Corp.	44,410	135
*	Myovant Sciences Ltd.	7,900	135
*	Nektar Therapeutics Class A	33,400	132
*	Inogen Inc.	4,469	128
*	Accolade Inc.	11,400	116
*	Reata Pharmaceuticals Inc. Class A	4,706	112
*	Theravance Biopharma Inc.	12,406	112
*	Rocket Pharmaceuticals Inc.	7,200	111
*	NanoString Technologies Inc.	7,806	106
*	Alector Inc.	10,100	105
*,1	Sana Biotechnology Inc.	15,100	103
*	CureVac NV	9,112	90
*	Inovio Pharmaceuticals Inc.	36,100	83
*	Taro Pharmaceutical Industries Ltd.	1,852	62
*	Atara Biotherapeutics Inc.	14,842	59
*	Heron Therapeutics Inc.	13,934	57
*	Zimvie Inc.	3,561	54
*	Kodiak Sciences Inc.	5,146	51
*	Immunovant Inc.	6,900	36
*	Precigen Inc.	11,700	26
			868,490
Industrials (10.8%)
	Visa Inc. Class A	305,785	60,763
	Mastercard Inc. Class A	159,846	51,849
	Accenture plc Class A	117,713	33,955
	United Parcel Service Inc. Class B	136,413	26,534
	Union Pacific Corp.	116,561	26,169
*	PayPal Holdings Inc.	215,045	20,094
	Deere & Co.	52,093	19,027
	Automatic Data Processing Inc.	77,584	18,962
	Caterpillar Inc.	99,091	18,303
	American Express Co.	111,853	17,002
	CSX Corp.	403,272	12,764
	Illinois Tool Works Inc.	57,436	11,190
*	Fiserv Inc.	110,576	11,189
	Fidelity National Information Services Inc.	113,328	10,355
	Sherwin-Williams Co.	44,404	10,306
	FedEx Corp.	44,578	9,397
	Capital One Financial Corp.	73,616	7,790
	Paychex Inc.	59,778	7,373
	Johnson Controls International plc	129,284	6,999
	Trane Technologies plc	43,372	6,682
*	Block Inc. Class A	96,286	6,635
	Cintas Corp.	16,232	6,604
		Shares	Market Value• ($000)
	Global Payments Inc.	51,930	6,451
	PACCAR Inc.	63,433	5,551
*	Keysight Technologies Inc.	33,850	5,548
	Verisk Analytics Inc. Class A	28,806	5,391
	DuPont de Nemours Inc.	94,265	5,245
	Old Dominion Freight Line Inc.	18,964	5,147
	Rockwell Automation Inc.	21,607	5,120
*	Mettler-Toledo International Inc.	4,101	4,972
	Equifax Inc.	22,559	4,258
	Vulcan Materials Co.	24,476	4,075
	Martin Marietta Materials Inc.	11,497	3,998
	Ingersoll Rand Inc.	75,641	3,583
*	Waters Corp.	11,159	3,332
	Dover Corp.	26,602	3,324
	Expeditors International of Washington Inc.	31,008	3,190
	Synchrony Financial	93,265	3,054
	Xylem Inc.	33,210	3,025
	Westinghouse Air Brake Technologies Corp.	33,743	2,958
*	FleetCor Technologies Inc.	13,893	2,953
*	Trimble Inc.	46,594	2,947
*	Bill.com Holdings Inc.	18,120	2,933
*	Zebra Technologies Corp. Class A	9,681	2,920
	IDEX Corp.	14,164	2,850
	Carlisle Cos. Inc.	9,590	2,835
	JB Hunt Transport Services Inc.	15,503	2,698
	CH Robinson Worldwide Inc.	23,206	2,649
	TransUnion	35,623	2,631
	Jack Henry & Associates Inc.	13,462	2,587
*	Generac Holdings Inc.	11,544	2,544
	Stanley Black & Decker Inc.	27,901	2,458
	Nordson Corp.	10,759	2,444
	Packaging Corp. of America	17,431	2,387
	Masco Corp.	43,959	2,236
	RPM International Inc.	23,745	2,212
*	Fair Isaac Corp.	4,729	2,125
	Snap-on Inc.	9,704	2,114
	Crown Holdings Inc.	21,859	1,980
	Graco Inc.	30,864	1,970
	Westrock Co.	46,788	1,899
*	Builders FirstSource Inc.	32,028	1,877
*	Paylocity Holding Corp.	7,425	1,789
	Regal Rexnord Corp.	12,822	1,764
	Watsco Inc.	6,107	1,661
*	WillScot Mobile Mini Holdings Corp.	40,024	1,607

17

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
	Toro Co.	19,269	1,598
	Genpact Ltd.	33,469	1,572
	Advanced Drainage Systems Inc.	11,519	1,563
	Robert Half International Inc.	20,090	1,546
	Allegion plc	16,183	1,539
	Fortune Brands Home & Security Inc.	24,231	1,489
	Knight-Swift Transportation Holdings Inc. Class A	29,336	1,482
*	Axon Enterprise Inc.	12,694	1,481
	Owens Corning	17,926	1,465
	Sealed Air Corp.	27,175	1,462
*	Middleby Corp.	10,123	1,456
	Lennox International Inc.	5,979	1,436
	Cognex Corp.	32,298	1,360
	A O Smith Corp.	23,754	1,341
*	Berry Global Group Inc.	24,115	1,310
*	Chart Industries Inc.	6,753	1,309
*	WEX Inc.	8,295	1,280
	AptarGroup Inc.	12,311	1,266
	AGCO Corp.	11,616	1,263
	Graphic Packaging Holding Co.	56,333	1,255
	Donaldson Co. Inc.	22,601	1,161
	Sonoco Products Co.	17,851	1,125
*	TopBuild Corp.	6,093	1,120
*	WESCO International Inc.	8,360	1,101
	Western Union Co.	74,039	1,097
	Valmont Industries Inc.	3,890	1,077
*	AerCap Holdings NV	24,373	1,074
*	Mohawk Industries Inc.	9,694	1,070
	MKS Instruments Inc.	10,702	1,066
	Brunswick Corp.	14,238	1,064
	Littelfuse Inc.	4,443	1,054
*	Axalta Coating Systems Ltd.	40,903	1,053
	Acuity Brands Inc.	6,333	1,038
*	Saia Inc.	4,922	1,018
*	FTI Consulting Inc.	6,311	1,014
	nVent Electric plc	30,492	1,005
*	XPO Logistics Inc.	19,146	1,004
	Landstar System Inc.	6,803	998
*	Trex Co. Inc.	21,241	994
*	ExlService Holdings Inc.	5,916	992
*	ASGN Inc.	9,182	888
*	MasTec Inc.	10,991	885
	Eagle Materials Inc.	7,354	880
*	GXO Logistics Inc.	19,652	872
*	AMN Healthcare Services Inc.	8,231	845
*	Bloom Energy Corp. Class A	32,517	826
	MSA Safety Inc.	6,918	822
	Louisiana-Pacific Corp.	14,997	813
		Shares	Market Value• ($000)
*	Euronet Worldwide Inc.	8,900	789
	Franklin Electric Co. Inc.	8,773	762
	Applied Industrial Technologies Inc.	7,141	757
	Simpson Manufacturing Co. Inc.	8,081	749
*	Kirby Corp.	11,000	738
	Armstrong World Industries Inc.	8,770	737
	Insperity Inc.	6,714	732
	ManpowerGroup Inc.	9,834	721
	Air Lease Corp. Class A	19,505	709
	Ryder System Inc.	9,238	706
	Triton International Ltd.	11,773	702
	Maximus Inc.	11,561	700
	Watts Water Technologies Inc. Class A	4,992	691
*	Atkore Inc.	7,993	675
	Comfort Systems USA Inc.	6,641	666
	MSC Industrial Direct Co. Inc. Class A	8,330	660
	HB Fuller Co.	10,101	655
	Vontier Corp.	29,874	655
	GATX Corp.	6,722	649
*	Summit Materials Inc. Class A	22,225	632
	Zurn Elkay Water Solutions Corp.	22,537	622
	Korn Ferry	10,103	615
	John Bean Technologies Corp.	5,940	613
*	API Group Corp.	38,909	605
	Hillenbrand Inc.	13,843	577
*	Dycom Industries Inc.	5,111	573
*	Beacon Roofing Supply Inc.	10,080	554
	UniFirst Corp.	3,058	551
*	Pagseguro Digital Ltd. Class A	35,340	549
*	TriNet Group Inc.	6,605	544
	Belden Inc.	8,151	534
	Herc Holdings Inc.	4,733	533
*	Atlas Air Worldwide Holdings Inc.	5,200	520
*	ACI Worldwide Inc.	21,043	499
	Badger Meter Inc.	5,225	495
*	Hub Group Inc. Class A	6,174	493
	Forward Air Corp.	5,069	492
	Werner Enterprises Inc.	12,175	484
	Brink's Co.	8,711	482
*	StoneCo Ltd. Class A	50,536	479
*	Dlocal Ltd. Class A	19,240	479
*	SPX Technologies Inc.	8,388	479
*	Alight Inc. Class A	60,554	477
	AAON Inc.	8,040	462
	Federal Signal Corp.	11,582	462

18

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
	Encore Wire Corp.	3,452	449
*	Enovix Corp.	19,518	432
*	Shift4 Payments Inc. Class A	9,502	430
	Brady Corp. Class A	8,974	418
*	Verra Mobility Corp. Class A	26,101	416
*	Itron Inc.	8,574	408
	Terex Corp.	11,903	395
	Installed Building Products Inc.	4,278	387
*	CBIZ Inc.	8,822	385
	Scorpio Tankers Inc.	9,167	381
*	O-I Glass Inc.	29,154	379
	Kadant Inc.	2,104	378
*	AZEK Co. Inc. Class A	20,528	375
	EVERTEC Inc.	10,967	368
	McGrath RentCorp	4,310	364
	Trinity Industries Inc.	14,880	363
	Bread Financial Holdings Inc.	9,312	358
	ArcBest Corp.	4,300	346
*	Masonite International Corp.	4,078	334
	Helios Technologies Inc.	5,799	317
	Lindsay Corp.	1,928	309
	ADT Inc.	38,028	277
*	Kornit Digital Ltd.	8,894	276
*	CryoPort Inc.	8,100	265
*	Core & Main Inc. Class A	10,800	255
*	Huron Consulting Group Inc.	3,776	253
*	Gibraltar Industries Inc.	5,906	247
*	OSI Systems Inc.	2,959	247
	Granite Construction Inc.	8,197	246
*	Virgin Galactic Holdings Inc.	40,936	242
*	Flywire Corp.	9,602	239
	Schneider National Inc. Class B	9,954	228
	SFL Corp. Ltd.	21,019	225
*	Gates Industrial Corp. plc	19,800	212
	Tennant Co.	3,447	208
	TriMas Corp.	7,262	200
	Primoris Services Corp.	9,814	199
*	TuSimple Holdings Inc. Class A	26,206	188
*	Green Dot Corp. Class A	9,001	183
	H&E Equipment Services Inc.	5,759	182
*	Proto Labs Inc.	4,700	180
	Greenbrier Cos. Inc.	6,262	179
*	JELD-WEN Holding Inc.	15,938	178
	Trinseo plc	6,543	174
	Apogee Enterprises Inc.	4,245	173
	TTEC Holdings Inc.	3,270	171
		Shares	Market Value• ($000)
	Ardagh Metal Packaging SA	26,900	165
*	American Woodmark Corp.	3,062	159
*,1	Desktop Metal Inc. Class A	47,900	152
	Astec Industries Inc.	3,860	147
	Deluxe Corp.	7,164	138
*	Hayward Holdings Inc.	12,500	131
	Heartland Express Inc.	8,511	129
*	TrueBlue Inc.	6,241	128
	Matson Inc.	1,719	127
*	Cimpress plc	3,728	125
*	FARO Technologies Inc.	3,092	104
*	Vivint Smart Home Inc.	15,400	96
*	Forrester Research Inc.	2,169	90
*	Ranpak Holdings Corp. Class A	6,500	34
			638,065
Real Estate (4.1%)
	American Tower Corp.	86,187	21,896
	Prologis Inc.	137,129	17,074
	Crown Castle Inc.	80,035	13,672
	Equinix Inc.	16,921	11,123
	Public Storage	28,989	9,590
	Realty Income Corp.	111,594	7,620
	Digital Realty Trust Inc.	52,771	6,524
	Welltower Inc.	84,259	6,458
	SBA Communications Corp. Class A	19,804	6,441
	Simon Property Group Inc.	60,592	6,179
	AvalonBay Communities Inc.	25,871	5,198
*	CoStar Group Inc.	73,422	5,113
	Equity Residential	68,554	5,017
	Extra Space Storage Inc.	24,577	4,884
*	CBRE Group Inc. Class A	61,440	4,851
	Alexandria Real Estate Equities Inc.	30,114	4,620
	Duke Realty Corp.	71,247	4,193
	Invitation Homes Inc.	112,780	4,092
	Ventas Inc.	73,912	3,537
	Mid-America Apartment Communities Inc.	21,223	3,516
	Sun Communities Inc.	22,219	3,415
	Essex Property Trust Inc.	12,072	3,200
	WP Carey Inc.	35,112	2,950
	Iron Mountain Inc.	53,782	2,830
	Healthpeak Properties Inc.	100,532	2,639
	UDR Inc.	58,726	2,635
	Camden Property Trust	19,207	2,468
	Kimco Realty Corp.	111,300	2,346
	Host Hotels & Resorts Inc.	131,900	2,344
	Boston Properties Inc.	29,107	2,312
	Equity LifeStyle Properties Inc.	32,685	2,291
	American Homes 4 Rent Class A	56,198	1,998

19

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
	Life Storage Inc.	15,437	1,964
	Regency Centers Corp.	31,666	1,927
	CubeSmart	41,245	1,899
	Rexford Industrial Realty Inc.	30,369	1,889
	Healthcare Realty Trust Inc. Class A	69,760	1,697
	Medical Properties Trust Inc.	110,325	1,612
*	Jones Lang LaSalle Inc.	9,179	1,588
	Lamar Advertising Co. Class A	16,149	1,516
	Federal Realty Investment Trust	14,549	1,473
	Americold Realty Trust Inc.	49,937	1,469
	National Retail Properties Inc.	32,296	1,450
	Omega Healthcare Investors Inc.	43,387	1,417
	STORE Capital Corp.	46,554	1,256
	EastGroup Properties Inc.	7,561	1,248
	First Industrial Realty Trust Inc.	24,198	1,226
	Brixmor Property Group Inc.	55,268	1,187
	Apartment Income REIT Corp. Class A	28,662	1,171
	Kilroy Realty Corp.	22,191	1,082
	STAG Industrial Inc.	33,303	1,026
	Agree Realty Corp.	13,538	1,020
	Spirit Realty Capital Inc.	24,777	1,012
	Rayonier Inc.	26,973	958
*	Zillow Group Inc. Class C	28,478	953
	Vornado Realty Trust	32,470	851
	Terreno Realty Corp.	13,615	830
*	Ryman Hospitality Properties Inc.	10,049	826
	Independence Realty Trust Inc.	41,857	814
	National Storage Affiliates Trust	15,865	802
	Kite Realty Group Trust	40,582	786
	Cousins Properties Inc.	27,623	742
	Physicians Realty Trust	41,860	697
	Apple Hospitality REIT Inc.	40,584	646
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	15,942	630
	Douglas Emmett Inc.	31,804	621
	Broadstone Net Lease Inc.	32,061	614
	Park Hotels & Resorts Inc.	43,648	611
	EPR Properties	13,816	601
	Highwoods Properties Inc.	19,596	596
	PotlatchDeltic Corp.	12,699	590
	Essential Properties Realty Trust Inc.	24,823	562
*	Equity Commonwealth	20,992	552
		Shares	Market Value• ($000)
	Corporate Office Properties Trust	21,273	550
	National Health Investors Inc.	8,334	546
	LXP Industrial Trust	53,920	542
	SL Green Realty Corp.	11,985	529
*	DigitalBridge Group Inc.	27,888	496
	JBG SMITH Properties	22,461	494
	Outfront Media Inc.	27,569	488
	SITE Centers Corp.	37,073	481
	Innovative Industrial Properties Inc.	5,207	478
*	Howard Hughes Corp.	7,354	468
*	Zillow Group Inc. Class A	12,838	429
	Pebblebrook Hotel Trust	24,242	427
*	Sunstone Hotel Investors Inc.	38,877	423
*	Cushman & Wakefield plc	28,300	423
	Uniti Group Inc.	42,498	399
	Kennedy-Wilson Holdings Inc.	22,689	398
	Retail Opportunity Investments Corp.	23,487	393
	Four Corners Property Trust Inc.	14,374	387
	CareTrust REIT Inc.	17,931	386
	Macerich Co.	40,055	383
	Hudson Pacific Properties Inc.	27,221	360
	Urban Edge Properties	22,671	357
*	Opendoor Technologies Inc.	82,275	356
	RLJ Lodging Trust	29,029	350
*	DiamondRock Hospitality Co.	38,909	340
	Washington REIT	16,791	329
*	Xenia Hotels & Resorts Inc.	20,338	323
	Getty Realty Corp.	10,527	317
	LTC Properties Inc.	6,953	312
	Tanger Factory Outlet Centers Inc.	18,800	290
	Newmark Group Inc. Class A	26,236	269
	Acadia Realty Trust	16,818	268
	Piedmont Office Realty Trust Inc. Class A	22,371	264
	Global Net Lease Inc.	19,042	262
	Brandywine Realty Trust	31,193	251
	American Assets Trust Inc.	8,928	248
	Alexander & Baldwin Inc.	13,099	245
	St. Joe Co.	6,211	237
*	Apartment Investment & Management Co. Class A	26,700	236
	Paramount Group Inc.	33,704	234
	Centerspace	2,789	210
*	Veris Residential Inc.	14,614	196

20

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
*	Anywhere Real Estate Inc.	19,737	193
	Marcus & Millichap Inc.	4,757	178
	Empire State Realty Trust Inc. Class A	24,900	174
	eXp World Holdings Inc.	12,400	160
	Summit Hotel Properties Inc.	19,124	150
	RPT Realty	15,423	149
*	Redfin Corp.	17,631	144
	Universal Health Realty Income Trust	2,415	123
	Saul Centers Inc.	2,184	97
*	WeWork Inc.	23,608	97
	Orion Office REIT Inc.	9,700	96
			244,372
Technology (30.5%)
	Apple Inc.	2,840,385	446,566
	Microsoft Corp.	1,389,897	363,416
*	Alphabet Inc. Class C	1,116,943	121,914
*	Alphabet Inc. Class A	1,020,699	110,460
*	Meta Platforms Inc. Class A	426,007	69,409
	NVIDIA Corp.	447,382	67,528
	Broadcom Inc.	74,124	36,996
*	Adobe Inc.	87,704	32,752
	Texas Instruments Inc.	171,042	28,258
*	Salesforce Inc.	178,775	27,910
	QUALCOMM Inc.	208,085	27,523
*	Advanced Micro Devices Inc.	300,072	25,467
	Intel Corp.	759,853	24,254
	Intuit Inc.	51,198	22,106
	Oracle Corp.	281,006	20,837
*	ServiceNow Inc.	37,238	16,184
	Applied Materials Inc.	163,781	15,407
	Micron Technology Inc.	207,044	11,704
	Lam Research Corp.	25,818	11,306
*	Palo Alto Networks Inc.	17,963	10,002
*	Synopsys Inc.	28,336	9,805
	KLA Corp.	27,761	9,553
*	Cadence Design Systems Inc.	50,624	8,797
*	Autodesk Inc.	40,425	8,155
	NXP Semiconductors NV	48,621	8,002
	Marvell Technology Inc.	157,755	7,386
*	Crowdstrike Holdings Inc. Class A	39,168	7,152
*	Snowflake Inc. Class A	36,486	6,602
	Microchip Technology Inc.	99,793	6,511
*	Atlassian Corp. plc Class A	25,379	6,285
	Cognizant Technology Solutions Corp. Class A	96,549	6,099
*	Workday Inc. Class A	36,233	5,962
*	Fortinet Inc.	121,964	5,938
	HP Inc.	195,969	5,626
*	ON Semiconductor Corp.	80,555	5,540
		Shares	Market Value• ($000)
*	Twitter Inc.	138,635	5,372
*	Datadog Inc. Class A	48,108	5,049
	Corning Inc.	140,286	4,815
*	EPAM Systems Inc.	10,149	4,329
	CDW Corp.	25,040	4,274
*	Gartner Inc.	14,528	4,145
	Monolithic Power Systems Inc.	8,492	3,848
	VMware Inc. Class A	33,145	3,846
*	Zoom Video Communications Inc. Class A	46,949	3,775
*	MongoDB Inc. Class A	11,679	3,771
*	Paycom Software Inc.	9,464	3,324
	Hewlett Packard Enterprise Co.	240,952	3,277
*	VeriSign Inc.	17,858	3,254
*	Cloudflare Inc. Class A	51,799	3,241
	NetApp Inc.	41,585	3,000
	Skyworks Solutions Inc.	29,710	2,928
*	HubSpot Inc.	8,516	2,870
*	Tyler Technologies Inc.	7,636	2,837
*	DoorDash Inc. Class A	46,337	2,776
*	Splunk Inc.	29,778	2,681
*	Akamai Technologies Inc.	29,424	2,656
	Entegris Inc.	27,420	2,602
*	Palantir Technologies Inc. Class A	335,131	2,587
	Teradyne Inc.	29,727	2,516
*	Western Digital Corp.	58,372	2,467
*	Zscaler Inc.	15,465	2,463
*	Pinterest Inc. Class A	106,593	2,456
*	Wolfspeed Inc.	21,400	2,428
	Citrix Systems Inc.	23,428	2,408
	NortonLifeLock Inc.	105,103	2,374
	SS&C Technologies Holdings Inc.	41,261	2,301
	Seagate Technology Holdings plc	34,184	2,289
*	GoDaddy Inc. Class A	29,939	2,270
*	PTC Inc.	19,591	2,251
*	Check Point Software Technologies Ltd.	18,617	2,239
*	Twilio Inc. Class A	31,863	2,217
*	DocuSign Inc.	36,588	2,130
*	Okta Inc. Class A	23,080	2,110
	Amdocs Ltd.	22,538	1,926
*	Black Knight Inc.	28,569	1,890
*	Qorvo Inc.	20,089	1,804
*	F5 Inc.	11,439	1,797
*	Zendesk Inc.	22,650	1,739
*	Unity Software Inc.	38,692	1,653
*	Manhattan Associates Inc.	11,579	1,636
*	Globant SA	7,607	1,603
*	Flex Ltd.	86,222	1,536
*	Ceridian HCM Holding Inc.	25,484	1,520

21

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
*	Pure Storage Inc. Class A	52,205	1,512
*	Avalara Inc.	15,962	1,462
*	Dynatrace Inc.	36,797	1,405
*	Lattice Semiconductor Corp.	24,971	1,346
*	Arrow Electronics Inc.	12,240	1,283
*	Five9 Inc.	12,749	1,251
*	Elastic NV	14,040	1,178
*	Guidewire Software Inc.	16,212	1,163
*	Change Healthcare Inc.	46,900	1,152
*	DXC Technology Co.	45,139	1,119
*	Dropbox Inc. Class A	51,529	1,102
*	Qualys Inc.	7,133	1,083
*	Aspen Technology Inc.	5,139	1,082
*	CyberArk Software Ltd.	7,337	1,059
*	Clarivate plc	88,884	1,037
	Concentrix Corp.	7,963	1,002
*	Mandiant Corp.	42,801	978
	National Instruments Corp.	24,134	960
	Switch Inc. Class A	27,048	918
	Universal Display Corp.	8,172	913
*	Novanta Inc.	6,466	864
	Dolby Laboratories Inc. Class A	11,725	859
*	Synaptics Inc.	7,429	859
*	Rogers Corp.	3,422	857
*	Silicon Laboratories Inc.	6,625	830
*	SPS Commerce Inc.	6,770	827
*	Coupa Software Inc.	13,969	816
*	Cirrus Logic Inc.	10,519	807
*	Tenable Holdings Inc.	20,324	805
*	Smartsheet Inc. Class A	23,666	787
	Avnet Inc.	17,824	782
	Power Integrations Inc.	10,851	776
*	NCR Corp.	24,385	757
	TD SYNNEX Corp.	7,791	750
	Azenta Inc.	13,705	722
*	Procore Technologies Inc.	13,065	713
*	Alteryx Inc. Class A	11,213	699
*	Fabrinet	6,798	699
*	Blackline Inc.	10,227	695
*	RingCentral Inc. Class A	15,854	682
*	Nutanix Inc. Class A	39,209	678
	Dun & Bradstreet Holdings Inc.	46,807	667
*	Wix.com Ltd.	10,459	662
*	Ziff Davis Inc.	8,509	658
	Vertiv Holdings Co. Class A	56,951	657
*	Onto Innovation Inc.	9,207	654
	Advanced Energy Industries Inc.	7,001	629
*	Teradata Corp.	19,060	627
*	Rapid7 Inc.	10,862	625
*	Box Inc. Class A	23,787	613
*	Workiva Inc. Class A	8,918	605
*	Alarm.com Holdings Inc.	9,069	604
		Shares	Market Value• ($000)
*	Diodes Inc.	8,462	602
*	DigitalOcean Holdings Inc.	14,132	595
*	New Relic Inc.	9,465	575
*	Varonis Systems Inc. Class A	20,301	555
*	Verint Systems Inc.	11,299	548
*	Semtech Corp.	11,687	540
*	Rambus Inc.	20,571	531
*	Envestnet Inc.	10,041	526
*	Insight Enterprises Inc.	5,744	523
*	Perficient Inc.	6,502	508
*	Altair Engineering Inc. Class A	9,680	503
	Vishay Intertechnology Inc.	25,119	494
*	Sprout Social Inc. Class A	8,139	489
*	Global-e Online Ltd.	14,839	469
*	MaxLinear Inc. Class A	13,025	468
*	Blackbaud Inc.	8,655	453
*	Ambarella Inc.	6,626	450
*	CommVault Systems Inc.	8,020	435
	Kulicke & Soffa Industries Inc.	10,326	434
*	FormFactor Inc.	14,797	433
*	Yelp Inc. Class A	12,486	427
*	NetScout Systems Inc.	13,423	426
*,1	MicroStrategy Inc. Class A	1,767	409
*	Q2 Holdings Inc.	10,124	402
*	PagerDuty Inc.	15,218	396
*	Covetrus Inc.	18,926	395
*	Bumble Inc. Class A	15,602	391
*	Upwork Inc.	21,513	374
	Amkor Technology Inc.	18,424	371
	Progress Software Corp.	7,666	369
*	Cargurus Inc. Class A	18,925	354
*	Appfolio Inc. Class A	3,400	345
	Xerox Holdings Corp.	20,568	342
*	Allscripts Healthcare Solutions Inc.	20,086	341
*	Appian Corp. Class A	7,155	336
	CSG Systems International Inc.	5,601	324
*	TechTarget Inc.	4,900	318
*	SiTime Corp.	2,913	310
	Xperi Holding Corp.	19,300	307
*	Digital Turbine Inc.	16,042	296
*	DoubleVerify Holdings Inc.	11,406	295
*	Jamf Holding Corp.	11,706	280
	Pegasystems Inc.	7,342	269
*	Everbridge Inc.	6,700	267
*	Schrodinger Inc.	9,700	266
*	Monday.com Ltd.	2,300	262
*	Asana Inc. Class A	13,651	261
*	E2open Parent Holdings Inc.	37,524	258
	Methode Electronics Inc.	6,300	255
*	JFrog Ltd.	11,800	250

22

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
*	LiveRamp Holdings Inc.	12,247	243
	CTS Corp.	5,738	243
	Shutterstock Inc.	4,358	241
*	3D Systems Corp.	23,663	240
*	C3.ai Inc. Class A	12,400	223
*	Stratasys Ltd.	12,376	214
*	Thoughtworks Holding Inc.	15,300	201
*	Allegro MicroSystems Inc.	8,500	198
*	BigCommerce Holdings Inc.	11,500	192
*	Fastly Inc. Class A	20,340	190
*	Fiverr International Ltd.	5,353	185
*	Matterport Inc.	39,200	181
*	Momentive Global Inc.	23,886	169
*	Magnite Inc.	22,106	166
*	Duck Creek Technologies Inc.	13,100	156
*	Consensus Cloud Solutions Inc.	3,107	156
*	LivePerson Inc.	13,006	151
*	IonQ Inc.	25,184	150
*	PROS Holdings Inc.	6,868	143
*,1	MicroVision Inc.	28,000	136
*	Cerence Inc.	6,656	133
*	ScanSource Inc.	4,196	122
*	N-able Inc.	12,037	120
	Ebix Inc.	4,571	119
*	Yext Inc.	19,447	87
*	SolarWinds Corp.	8,638	78
*	Bandwidth Inc. Class A	3,900	60
*	Cognyte Software Ltd.	11,300	59
*,1	Vroom Inc.	24,900	41
*	Avaya Holdings Corp.	14,191	23
*,2	Yandex NV Class A	54,882	—
			1,801,609
Telecommunications (3.0%)
	Cisco Systems Inc.	772,140	34,530
	Verizon Communications Inc.	780,783	32,645
	Comcast Corp. Class A	825,954	29,891
	AT&T Inc.	1,330,400	23,335
*	T-Mobile US Inc.	110,817	15,953
*	Charter Communications Inc. Class A	21,479	8,863
	Motorola Solutions Inc.	30,535	7,432
*	Arista Networks Inc.	46,179	5,536
	Lumen Technologies Inc.	190,557	1,898
	Juniper Networks Inc.	59,368	1,687
*	Roku Inc. Class A	22,229	1,512
*	Ciena Corp.	28,020	1,422
	Cable One Inc.	1,116	1,267
*	Frontier Communications Parent Inc.	45,413	1,170
*	Lumentum Holdings Inc.	12,745	1,065
*	Liberty Global plc Class A	46,374	937
		Shares	Market Value• ($000)
*	Liberty Global plc Class C	41,496	884
*	DISH Network Corp. Class A	47,010	816
*	Calix Inc.	10,328	608
*	Viavi Solutions Inc.	42,670	601
	Cogent Communications Holdings Inc.	8,285	441
*	CommScope Holding Co. Inc.	37,873	428
*	Altice USA Inc. Class A	38,500	385
	Ubiquiti Inc.	1,100	341
	Telephone & Data Systems Inc.	17,869	291
	InterDigital Inc.	5,455	274
	Shenandoah Telecommunications Co.	8,700	194
*	Liberty Latin America Ltd. Class C	26,571	185
*	NETGEAR Inc.	5,364	126
*,1	fuboTV Inc.	31,306	113
*	EchoStar Corp. Class A	6,100	112
*	8x8 Inc.	19,256	100
*	United States Cellular Corp.	2,821	81
*	Liberty Latin America Ltd. Class A	9,082	64
			175,187
Utilities (0.7%)
	Waste Management Inc.	77,062	13,026
	Republic Services Inc. Class A	38,221	5,455
	American Water Works Co. Inc.	33,797	5,017
	Atmos Energy Corp.	25,512	2,893
	Essential Utilities Inc.	42,550	2,091
*	Sunrun Inc.	38,475	1,271
*	Clean Harbors Inc.	9,485	1,114
	Southwest Gas Holdings Inc.	12,112	943
*	Stericycle Inc.	17,159	860
	New Jersey Resources Corp.	17,952	792
	Ormat Technologies Inc.	8,299	776
	ONE Gas Inc.	9,866	772
*	Casella Waste Systems Inc. Class A	9,316	763
	South Jersey Industries Inc.	22,128	749
	Spire Inc.	9,649	674
	California Water Service Group	10,387	608
*	Sunnova Energy International Inc.	17,806	449
	SJW Group	4,868	313

23

ESG U.S. Stock ETF
	Shares	Market Value• ($000)
Northwest Natural Holding Co.	6,100	290
* Harsco Corp.	13,234	75
		38,931
Total Common Stocks (Cost $5,903,331)		5,884,384
Temporary Cash Investments (0.3%)
Money Market Fund (0.3%)
[3,4] Vanguard Market Liquidity Fund, 2.284% (Cost $15,581)	155,866	15,582
Total Investments (100.0%) (Cost $5,918,912)		5,899,966
Other Assets and Liabilities—Net (0.0%)		292
Net Assets (100%)		5,900,258
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $5,809,000.
2	Security value determined using significant unobservable inputs.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $6,274,000 was received for securities on loan, of which $6,273,000 is held in Vanguard Market Liquidity Fund and $1,000 is held in cash.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2022	80	15,826	(578)
See accompanying Notes, which are an integral part of the Financial Statements.
24

ESG U.S. Stock ETF
Statement of Assets and Liabilities
As of August 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $5,903,331)	5,884,384
Affiliated Issuers (Cost $15,581)	15,582
Total Investments in Securities	5,899,966
Investment in Vanguard	219
Cash	1
Cash Collateral Pledged—Futures Contracts	693
Receivables for Investment Securities Sold	265
Receivables for Accrued Income	6,048
Receivables for Capital Shares Issued	1
Total Assets	5,907,193
Liabilities
Due to Custodian	296
Payables for Investment Securities Purchased	14
Collateral for Securities on Loan	6,274
Payables to Vanguard	245
Variation Margin Payable—Futures Contracts	106
Total Liabilities	6,935
Net Assets	5,900,258
1 Includes $5,809 of securities on loan.
At August 31, 2022, net assets consisted of:

Paid-in Capital	6,002,862
Total Distributable Earnings (Loss)	(102,604)
Net Assets	5,900,258

Net Assets
Applicable to 84,775,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,900,258
Net Asset Value Per Share	$69.60
See accompanying Notes, which are an integral part of the Financial Statements.
25

ESG U.S. Stock ETF
Statement of Operations

Year Ended August 31, 2022
($000)
Investment Income
Income
Dividends [1]	74,841
Interest [2]	59
Securities Lending—Net	347
Total Income	75,247
Expenses
The Vanguard Group—Note B
Investment Advisory Services	709
Management and Administrative	4,080
Marketing and Distribution	322
Custodian Fees	62
Auditing Fees	32
Shareholders’ Reports	102
Trustees’ Fees and Expenses	2
Other Expenses	14
Total Expenses	5,323
Net Investment Income	69,924
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	23,192
Futures Contracts	(1,675)
Realized Net Gain (Loss)	21,517
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(1,198,611)
Futures Contracts	(1,113)
Change in Unrealized Appreciation (Depreciation)	(1,199,724)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,108,283)
1	Dividends are net of foreign withholding taxes of $23,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $59,000, ($10,000), less than $1,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $82,582,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.
26

ESG U.S. Stock ETF
Statement of Changes in Net Assets

	Year Ended August 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	69,924	41,668
Realized Net Gain (Loss)	21,517	214,169
Change in Unrealized Appreciation (Depreciation)	(1,199,724)	783,171
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,108,283)	1,039,008
Distributions
Total Distributions	(64,814)	(34,446)
Capital Share Transactions
Issued	2,042,647	2,829,322
Issued in Lieu of Cash Distributions	—	—
Redeemed	(228,692)	(548,827)
Net Increase (Decrease) from Capital Share Transactions	1,813,955	2,280,495
Total Increase (Decrease)	640,858	3,285,057
Net Assets
Beginning of Period	5,259,400	1,974,343
End of Period	5,900,258	5,259,400
See accompanying Notes, which are an integral part of the Financial Statements.
27

ESG U.S. Stock ETF
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended August 31,			September 18, 2018[1] to August 31, 2019
	2022	2021	2020
Net Asset Value, Beginning of Period	$84.42	$64.47	$51.25	$50.00
Investment Operations
Net Investment Income[2]	.921	.873	.846	.792
Net Realized and Unrealized Gain (Loss) on Investments	(14.856)	19.844	13.146	.868
Total from Investment Operations	(13.935)	20.717	13.992	1.660
Distributions
Dividends from Net Investment Income	(.885)	(.767)	(.772)	(.410)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.885)	(.767)	(.772)	(.410)
Net Asset Value, End of Period	$69.60	$84.42	$64.47	$51.25
Total Return	-16.61%	32.41%	27.60%	3.40%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,900	$5,259	$1,974	$595
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.12%	0.12% [3]
Ratio of Net Investment Income to Average Net Assets	1.18%	1.18%	1.54%	1.67% [3]
Portfolio Turnover Rate[4]	7%	6%	6%	6%
1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
28

ESG U.S. Stock ETF
Notes to Financial Statements
Vanguard ESG U.S. Stock ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange; they can be purchased and sold through a broker. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2022, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations,
29

ESG U.S. Stock ETF
which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and
30

ESG U.S. Stock ETF
borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2022, the fund had contributed to Vanguard capital in the amount of $219,000, representing less than 0.01% of the fund’s net assets and 0.09% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
31

ESG U.S. Stock ETF
The following table summarizes the market value of the fund's investments and derivatives as of August 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	5,884,384	—	—	5,884,384
Temporary Cash Investments	15,582	—	—	15,582
Total	5,899,966	—	—	5,899,966

Derivative Financial Instruments
Liabilities
Futures Contracts[1]	578	—	—	578
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and passive foreign investment companies were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	82,591
Total Distributable Earnings (Loss)	(82,591)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of unrealized gains from passive foreign investment companies; and the classification of securities for tax purposes. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	17,500
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(95,408)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(24,696)
32

ESG U.S. Stock ETF
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	64,814	34,446
Long-Term Capital Gains	—	—
Total	64,814	34,446
*	Includes short-term capital gains, if any.
As of August 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	5,924,662
Gross Unrealized Appreciation	714,548
Gross Unrealized Depreciation	(739,244)
Net Unrealized Appreciation (Depreciation)	(24,696)
E.  During the year ended August 31, 2022, the fund purchased $2,474,142,000 of investment securities and sold $657,307,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,981,449,000 and $225,818,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2022, such purchases were $144,256,000 and sales were $68,713,000, resulting in net realized loss of $11,439,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.  Capital shares issued and redeemed were:
	Year Ended August 31,
	2022 Shares (000)	2021 Shares (000)

Issued	25,425	39,175
Issued in Lieu of Cash Distributions	—	—
Redeemed	(2,950)	(7,500)
Net Increase (Decrease) in Shares Outstanding	22,475	31,675
G.  Management has determined that no events or transactions occurred subsequent to August 31, 2022, that would require recognition or disclosure in these financial statements.
33

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard ESG U.S. Stock ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard ESG U.S. Stock ETF (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended August 31, 2022 and for the period September 18, 2018 (inception) through August 31, 2019 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the three years in the period ended August 31, 2022 and for the period September 18, 2018 (inception) through August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 18, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
34

Tax information (unaudited)
For corporate shareholders, 93.7%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $64,493,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $21,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates $321,000, or if subsequently determined to be different, the maximum amount allowable by law, of qualified business income for individual shareholders for the fiscal year.
35

Trustees Approve Advisory Arrangement
The board of trustees of Vanguard ESG U.S. Stock ETF has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board considered the quality of the investment management services provided to the fund since its inception in 2018; it also took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
Investment performance
The board considered the short-term and since-inception performance of the fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
Cost
The board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also below the peer-group average.
36

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that the fund’s arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.
37

Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard World Fund approved the appointment of liquidity risk management program administrators responsible for administering Vanguard ESG U.S. Stock ETF’s Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2021, through December 31, 2021 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.
38

London Stock Exchange Group companies include FTSE International Limited (“FTSE”), Frank Russell Company (“Russell”), MTS Next Limited (“MTS”), and FTSE TMX Global Debt Capital Markets Inc. (“FTSE TMX”). All rights reserved. “FTSE®”, “Russell®”, “MTS®”, “FTSE TMX®” and “FTSE Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies’ index values and the use of their indexes to create financial products require a license with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q43930 102022

Annual Report  |  August 31, 2022
Vanguard ESG International Stock ETF

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	The 12 months ended August 31, 2022, were a very challenging period for financial markets. Vanguard ESG International Stock ETF returned –22.38% (based on net asset value), roughly in line with the expense-free –22.05% return of its benchmark.
•	Early on, pent-up demand helped spur global growth and push unemployment rates down. The economic backdrop deteriorated, however, as inflation soared to multidecade highs, fueled in part by higher energy and food prices after Russia’s invasion of Ukraine. Many central banks reacted by raising interest rates, which pushed borrowing costs higher and sparked fears of recession.
•	For the fund’s benchmark, all 11 industry sectors posted negative returns. Utilities fared the best, with a return of about –1%. At the other end of the performance spectrum, technology, which is the second-largest component in the index, returned about –32%.
•	By region, Europe weighed the most on performance. Sweden, the Netherlands, Germany, and Ireland all posted declines of more than –30%. Japan, the largest constituent in the index, returned about –21%.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-12.96%	12.14%	11.61%
Russell 2000 Index (Small-caps)	-17.88	8.59	6.95
Russell 3000 Index (Broad U.S. market)	-13.28	11.90	11.29
FTSE All-World ex US Index (International)	-19.00	3.48	2.12
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-11.65%	-2.01%	0.54%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-8.63	-0.83	1.28
FTSE Three-Month U.S. Treasury Bill Index	0.44	0.56	1.10
CPI
Consumer Price Index	8.26%	4.90%	3.82%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended August 31, 2022
ESG International Stock ETF	Beginning Account Value 2/28/2022	Ending Account Value 8/31/2022	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$ 853.50	$0.56
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.60	0.61
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratio for that period is 0.12%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

ESG International Stock ETF
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 18, 2018, Through August 31, 2022
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Since Inception (9/18/2018)	Final Value of a $10,000 Investment
ESG International Stock ETF Net Asset Value	-22.38%	1.42%	$10,575
ESG International Stock ETF Market Price	-22.48	1.41	10,569
FTSE Global All Cap ex US Choice Index	-22.05	1.70	10,688
FTSE Global All Cap ex US Index	-19.39	1.92	10,779
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
4

ESG International Stock ETF
Cumulative Returns of ETF Shares: September 18, 2018, Through August 31, 2022
	One Year	Since Inception (9/18/2018)
ESG International Stock ETF Market Price	-22.48%	5.69%
ESG International Stock ETF Net Asset Value	-22.38	5.75
FTSE Global All Cap ex US Choice Index	-22.05	6.88
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
The market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
5

ESG International Stock ETF
Fund Allocation
As of August 31, 2022

Japan	16.9%
China	9.0
United Kingdom	7.8
Canada	7.0
Switzerland	6.7
Taiwan	6.0
Australia	5.3
Germany	4.8
India	4.2
France	4.0
South Korea	3.8
Netherlands	3.0
Sweden	2.2
Hong Kong	2.1
Denmark	1.8
Brazil	1.5
Italy	1.4
Spain	1.2
South Africa	1.1
Singapore	1.1
Saudi Arabia	1.1
Other	8.0
The table reflects the fund’s investments, except for short-term investments and derivatives.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
6

ESG International Stock ETF
Financial Statements
Schedule of Investments
As of August 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.5%)
Australia (5.3%)
	Commonwealth Bank of Australia	259,114	17,123
	CSL Ltd.	73,176	14,637
	National Australia Bank Ltd.	492,549	10,214
	Westpac Banking Corp.	539,932	7,925
	Australia & New Zealand Banking Group Ltd.	443,499	6,856
	Macquarie Group Ltd.	51,314	6,140
	Wesfarmers Ltd.	164,918	5,276
	Transurban Group	468,002	4,440
	Goodman Group	294,873	3,921
	Fortescue Metals Group Ltd.	247,728	3,079
	Amcor plc	228,987	2,772
	QBE Insurance Group Ltd.	249,218	2,043
	Brambles Ltd.	242,136	2,038
	Sonic Healthcare Ltd.	83,843	1,939
	Telstra Corp. Ltd.	711,172	1,923
	Scentre Group	937,615	1,863
	ASX Ltd.	34,339	1,828
	James Hardie Industries plc	73,315	1,662
	Suncorp Group Ltd.	218,403	1,613
	Cochlear Ltd.	11,044	1,608
	Newcrest Mining Ltd. (XASX)	131,755	1,584
	Computershare Ltd.	92,534	1,543
	Insurance Australia Group Ltd.	447,650	1,415
	Ramsay Health Care Ltd.	28,216	1,375
	Medibank Pvt Ltd.	538,422	1,356
	Dexus	206,666	1,222
	Stockland	475,807	1,170
*	Xero Ltd.	19,063	1,121
	Mirvac Group	785,131	1,118
	GPT Group	388,980	1,108
		Shares	Market Value• ($000)
	OZ Minerals Ltd.	63,307	1,091
*	Mineral Resources Ltd.	24,346	1,037
	Lendlease Corp. Ltd.	142,576	994
	BlueScope Steel Ltd.	87,746	984
	Northern Star Resources Ltd.	186,072	983
	Vicinity Centres	740,146	969
	IGO Ltd.	105,059	940
*	Pilbara Minerals Ltd.	386,918	938
	WiseTech Global Ltd.	23,418	925
	Incitec Pivot Ltd.	348,656	921
	SEEK Ltd.	64,951	916
	Orica Ltd.	87,403	914
*	Lynas Rare Earths Ltd.	149,895	895
	Atlas Arteria Ltd.	149,971	816
	Bank of Queensland Ltd.	156,770	748
	carsales.com Ltd.	48,885	745
	Charter Hall Group	79,509	725
	ALS Ltd.	84,869	683
	IDP Education Ltd.	33,877	667
	Steadfast Group Ltd.	187,830	643
	Bendigo & Adelaide Bank Ltd.	104,533	642
*	NEXTDC Ltd.	89,370	632
	JB Hi-Fi Ltd.	21,318	588
	REA Group Ltd.	6,783	585
	Downer EDI Ltd.	163,165	558
	Aurizon Holdings Ltd.	196,162	496
	Alumina Ltd.	484,636	495
	Orora Ltd.	218,968	493
	Challenger Ltd.	104,825	452
	Evolution Mining Ltd.	280,911	451
	nib holdings Ltd.	80,923	450
	Domino's Pizza Enterprises Ltd.	10,208	440
	Iluka Resources Ltd.	56,176	395
*	AMP Ltd.	486,748	384
	Altium Ltd.	14,288	352
	Super Retail Group Ltd.	45,863	328
	Reece Ltd.	29,269	317
7

ESG International Stock ETF
		Shares	Market Value• ($000)
	Domain Holdings Australia Ltd.	119,878	288
	GDI Property Group Partnership	447,691	276
	Eagers Automotive Ltd.	30,261	272
	Data#3 Ltd.	64,504	269
	Nine Entertainment Co. Holdings Ltd.	178,453	265
	Qube Holdings Ltd.	135,047	264
*	Qantas Airways Ltd.	73,142	263
	InvoCare Ltd.	35,066	263
	Breville Group Ltd.	17,417	262
	Ansell Ltd.	14,317	259
	Perpetual Ltd.	13,796	257
	IRESS Ltd.	31,279	239
	Credit Corp. Group Ltd.	15,994	220
	Sims Ltd.	21,298	220
	Reliance Worldwide Corp. Ltd.	83,614	220
	Technology One Ltd.	27,179	218
	Champion Iron Ltd.	61,145	211
*,1	AVZ Minerals Ltd.	358,175	191
*	Flight Centre Travel Group Ltd.	15,412	186
	Sandfire Resources Ltd.	55,602	172
*	West African Resources Ltd.	201,913	172
	Pro Medicus Ltd.	4,639	171
*	Webjet Ltd.	45,434	169
	ARB Corp. Ltd.	8,256	169
*	Syrah Resources Ltd.	131,852	165
	Pendal Group Ltd.	45,075	158
*	ioneer Ltd.	350,386	156
	Perseus Mining Ltd.	146,709	155
*	Corporate Travel Management Ltd.	11,631	152
	Magellan Financial Group Ltd.	17,186	151
	Cleanaway Waste Management Ltd.	78,211	149
	Link Administration Holdings Ltd.	49,478	145
	GrainCorp Ltd. Class A	24,863	141
*,2	Lake Resources NL	180,233	140
	Centuria Capital Group	111,358	138
	Nufarm Ltd.	35,909	130
*	Chalice Mining Ltd.	41,530	127
	HUB24 Ltd.	7,789	125
*	Imugene Ltd.	718,686	125
*	De Grey Mining Ltd.	179,720	118
	Tassal Group Ltd.	32,757	116
	Nickel Industries Ltd.	167,803	111
	Boral Ltd.	54,758	110
	Healius Ltd.	43,489	110
*	EVENT Hospitality & Entertainment Ltd.	10,902	110
		Shares	Market Value• ($000)
*	Telix Pharmaceuticals Ltd.	25,690	107
	Lifestyle Communities Ltd.	8,932	105
	Harvey Norman Holdings Ltd.	36,113	104
	Bapcor Ltd.	22,696	103
	Gold Road Resources Ltd.	117,896	101
	Elders Ltd.	12,589	99
	Insignia Financial Ltd.	41,662	98
	Shopping Centres Australasia Property Group	52,856	98
	Deterra Royalties Ltd.	33,642	95
*	Silver Lake Resources Ltd.	104,630	94
	Johns Lyng Group Ltd.	18,617	90
	Clinuvel Pharmaceuticals Ltd.	6,454	88
*	Nearmap Ltd.	62,582	88
	Genworth Mortgage Insurance Australia Ltd.	44,810	86
*	Calix Ltd.	19,160	86
	Bega Cheese Ltd.	31,399	85
*	Capricorn Metals Ltd.	33,636	83
	NRW Holdings Ltd.	48,672	81
*	Megaport Ltd.	16,725	81
	CSR Ltd.	25,944	80
*	Omni Bridgeway Ltd.	25,860	80
	TPG Telecom Ltd.	21,539	78
	Lovisa Holdings Ltd.	4,923	77
	Costa Group Holdings Ltd.	42,281	77
*	Aurelia Metals Ltd.	419,274	76
	Monadelphous Group Ltd.	8,117	72
	Pinnacle Investment Management Group Ltd.	10,358	72
*	Nanosonics Ltd.	25,467	71
	Regis Resources Ltd.	66,656	70
*	Bellevue Gold Ltd.	123,881	70
*	PolyNovo Ltd.	73,754	65
	AUB Group Ltd.	4,240	63
*,3	Life360 Inc.	19,010	63
	Newcrest Mining Ltd. (XTSE)	5,301	62
*	Mayne Pharma Group Ltd.	298,792	61
	Ramelius Resources Ltd.	109,506	60
*	Jervois Global Ltd.	165,816	60
	Premier Investments Ltd.	4,095	59
	St. Barbara Ltd.	93,071	57

8

ESG International Stock ETF
		Shares	Market Value• ($000)
	Netwealth Group Ltd.	6,176	55
	Arena REIT	18,438	53
	Ingenia Communities Group	18,150	52
	Infomedia Ltd.	52,246	51
*	Eclipx Group Ltd.	30,424	49
	GUD Holdings Ltd.	8,418	47
	Australian Ethical Investment Ltd.	10,797	47
	McMillan Shakespeare Ltd.	4,540	44
	Collins Foods Ltd.	6,647	44
*	Audinate Group Ltd.	7,468	44
	Adbri Ltd.	27,646	41
	IPH Ltd.	6,288	41
	Hansen Technologies Ltd.	12,162	41
*	Tyro Payments Ltd.	50,615	41
	Imdex Ltd.	27,946	38
*,2	Zip Co. Ltd.	60,175	38
	MyState Ltd.	13,978	36
*	Temple & Webster Group Ltd.	10,755	36
*	Mesoblast Ltd.	61,007	35
	Home Consortium Ltd.	10,266	35
	Cromwell Property Group	61,810	34
	Myer Holdings Ltd.	98,146	34
	Appen Ltd.	13,536	34
	Blackmores Ltd.	715	33
*	Australian Agricultural Co. Ltd.	26,373	33
*	29Metals Ltd.	24,684	33
	G8 Education Ltd.	46,012	32
	oOh!media Ltd.	34,176	32
	Platinum Asset Management Ltd.	25,787	31
	Sigma Healthcare Ltd.	65,743	31
	SmartGroup Corp. Ltd.	7,607	31
	Australian Clinical Labs Ltd.	10,261	31
	Oceania Healthcare Ltd.	49,307	30
*	Opthea Ltd.	38,906	30
	Abacus Property Group	15,527	29
*	Bubs Australia Ltd.	75,873	29
*	Aussie Broadband Ltd.	15,404	29
	Accent Group Ltd.	27,592	28
*	Seven West Media Ltd.	69,834	25
	Mount Gibson Iron Ltd.	86,412	25
	Perenti Global Ltd.	44,483	24
*	Australian Strategic Materials Ltd.	10,534	24
*	Nuix Ltd.	51,812	24
*	Alkane Resources Ltd.	46,844	23
*	Redbubble Ltd.	46,071	22
	Kelsian Group Ltd.	6,017	22
		Shares	Market Value• ($000)
*	PEXA Group Ltd.	2,230	22
	Select Harvests Ltd.	6,347	21
*	Service Stream Ltd.	42,534	21
*	OFX Group Ltd.	10,884	20
	Emeco Holdings Ltd.	28,238	18
	Westgold Resources Ltd.	26,963	17
	Australian Finance Group Ltd.	13,403	17
*	Resolute Mining Ltd.	74,415	14
	Baby Bunting Group Ltd.	4,663	14
	SG Fleet Group Ltd.	6,490	12
	Waypoint REIT Ltd.	6,695	12
*	Andromeda Metals Ltd.	324,268	12
	Growthpoint Properties Australia Ltd.	4,631	11
	MACA Ltd.	15,474	11
	Estia Health Ltd.	7,959	11
	Integral Diagnostics Ltd.	5,401	11
*	Dubber Corp. Ltd.	28,503	11
*	Sierra Rutile Holdings Ltd.	54,502	11
	GWA Group Ltd.	7,421	10
	Southern Cross Media Group Ltd.	14,219	10
*	Superloop Ltd.	18,891	10
*	EML Payments Ltd.	16,303	10
	Jupiter Mines Ltd.	74,019	10
*	Fineos Corp. Ltd.	9,886	10
	Dicker Data Ltd.	1,282	10
	Bravura Solutions Ltd.	8,726	9
*	Paradigm Biopharmaceuticals Ltd.	10,110	9
*	Starpharma Holdings Ltd. Class A	19,552	8
*	Dacian Gold Ltd.	111,305	8
*	City Chic Collective Ltd.	7,253	8
	Navigator Global Investments Ltd.	7,694	7
	Humm Group Ltd.	18,121	7
*	Kogan.com Ltd.	1,985	5
[1]	BWX Ltd.	8,294	4
*	AMA Group Ltd.	35,873	4
	Pact Group Holdings Ltd.	2,475	3
*	Marley Spoon AG	11,269	1
*	Paradigm Biopharmaceuticals Ltd. Rights Exp. 9/7/22	674	—
			151,007
Austria (0.1%)
	Erste Group Bank AG	53,332	1,199
*,3	BAWAG Group AG	16,088	726
	ANDRITZ AG	9,721	448

9

ESG International Stock ETF
		Shares	Market Value• ($000)
	Wienerberger AG	16,218	379
	Raiffeisen Bank International AG	23,677	299
	Oesterreichische Post AG	5,524	154
	AT&S Austria Technologie & Systemtechnik AG	3,188	142
	CA Immobilien Anlagen AG	4,074	130
	Lenzing AG	1,245	92
*	Telekom Austria AG Class A	12,522	78
*	IMMOFINANZ AG	4,805	71
	S IMMO AG	2,547	58
*	DO & CO AG	675	53
	Vienna Insurance Group AG Wiener Versicherung Gruppe	1,829	43
*	Flughafen Wien AG	868	29
	UNIQA Insurance Group AG	4,150	28
	Palfinger AG	963	25
	Strabag SE	534	21
	Porr AG	657	8
	Agrana Beteiligungs AG	168	3
*,1	S IMMO AG Rights Exp. 12/31/22	2,546	—
			3,986
Belgium (0.6%)
*	Argenx SE	8,093	3,048
	KBC Group NV	45,614	2,175
	UCB SA	19,511	1,371
	Ageas SA/NV	32,931	1,336
	Solvay SA	13,792	1,113
	Elia Group SA/NV	6,806	989
	Groupe Bruxelles Lambert SA	11,853	896
	Warehouses De Pauw CVA	23,428	713
	Ackermans & van Haaren NV	4,798	701
	Aedifica SA	7,192	680
	Cofinimmo SA	4,983	506
	D'ieteren Group	3,035	458
	Euronav NV	26,509	427
	Sofina SA	1,937	388
	KBC Ancora	11,406	376
	Proximus SADP	25,171	320
	Xior Student Housing NV	6,903	279
	Melexis NV	2,438	184
	Barco NV	8,094	180
	VGP NV	1,023	149
	Bekaert SA	4,289	132
	Montea NV	1,034	93
		Shares	Market Value• ($000)
	Shurgard Self Storage SA	1,882	91
*	AGFA-Gevaert NV	25,005	90
*	Deme Group NV	677	77
	Fagron	5,238	67
*	Kinepolis Group NV	1,404	62
	Retail Estates NV	838	54
*	Ontex Group NV	8,272	48
	Gimv NV	870	45
	Telenet Group Holding NV	3,096	44
	Wereldhave Belgium Comm VA	768	40
	Befimmo SA	784	37
	Econocom Group SA/NV	12,005	37
	bpost SA	5,723	35
*	Orange Belgium SA	1,695	32
	Van de Velde NV	515	18
*	Mithra Pharmaceuticals SA	1,612	12
*	Cie d'Entreprises CFE	677	7
			17,310
Brazil (1.5%)
	UBS Group AG (Registered)	477,836	7,572
*	Itau Unibanco Holding SA Preference Shares	623,478	3,093
	Banco Bradesco SA Preference Shares	785,406	2,862
	B3 SA - Brasil Bolsa Balcao	906,630	2,065
	Localiza Rent a Car SA	112,021	1,310
	WEG SA	227,462	1,237
	Itausa SA Preference Shares	658,065	1,157
	Banco do Brasil SA	128,204	1,027
	Suzano SA	109,525	932
*,3	Hapvida Participacoes e Investimentos SA	605,074	847
*	Banco BTG Pactual SA	172,700	845
	Rumo SA	188,479	732
*	Lojas Renner SA	139,542	710
	Equatorial Energia SA	147,576	686
*	Itau Unibanco Holding SA	161,000	685
	Gerdau SA Preference Shares	152,100	682
	Raia Drogasil SA	149,320	625
	BB Seguridade Participacoes SA	99,500	541
	Banco Bradesco SA	172,835	526
	Sendas Distribuidora SA	133,700	473
*	Hypera SA	56,300	466
*	BRF SA	149,580	456

10

ESG International Stock ETF
		Shares	Market Value• ($000)
*	Cia de Saneamento Basico do Estado de Sao Paulo	48,130	455
	Telefonica Brasil SA	56,400	446
[3]	Rede D'Or Sao Luiz SA	66,882	428
	Natura & Co. Holding SA	140,787	390
	Klabin SA	106,800	387
	Transmissora Alianca de Energia Eletrica SA	48,000	385
	Alupar Investimento SA	70,300	384
*	Magazine Luiza SA	433,716	356
*	TOTVS SA	64,388	353
	CCR SA	130,658	346
	Cia Energetica de Minas Gerais	97,563	344
*	Americanas SA	94,116	296
	Energisa SA	35,800	291
*	Sul America SA	55,490	263
*	TIM SA	110,500	251
	Cia Energetica de Minas Gerais Preference Shares	107,286	250
*	M Dias Branco SA	30,700	249
	Cia Siderurgica Nacional SA	89,034	236
	Banco Santander Brasil SA	39,832	225
	BR Malls Participacoes SA	137,700	218
	Sao Martinho SA	31,500	193
	Santos Brasil Participacoes SA	123,581	191
	Metalurgica Gerdau SA Preference Shares	91,100	175
*	Cielo SA	158,700	168
	Movida Participacoes SA	63,000	166
	Instituto Hermes Pardini SA	44,000	166
*	Marcopolo SA Preference Shares	296,900	150
	Atacadao SA	39,300	149
*	Raizen SA Preference Shares	155,400	145
*	Gol Linhas Aereas Inteligentes SA Preference Shares	71,579	139
	Grupo De Moda Soma SA	50,688	132
	Porto Seguro SA	32,200	131
	Pet Center Comercio e Participacoes SA	62,300	130
	Omega Energia SA	60,353	130
	Bradespar SA Preference Shares	30,509	128
	Iguatemi SA	33,220	126
		Shares	Market Value• ($000)
	Mahle-Metal Leve SA	26,600	124
	Marfrig Global Foods SA	48,705	123
	Camil Alimentos SA	64,100	123
*	Multiplan Empreendimentos Imobiliarios SA	26,300	122
*	Azul SA Preference Shares	38,463	122
*	Via SA	197,700	122
	SIMPAR SA	58,300	120
	Arezzo Industria e Comercio SA	6,700	119
	Unipar Carbocloro SA Preference Shares Class B	5,921	117
	LOG Commercial Properties e Participacoes SA	22,667	117
*	Cogna Educacao	238,500	114
	JHSF Participacoes SA	92,000	110
	Alpargatas SA Preference Shares	27,100	108
	Auren Energia SA	36,132	107
*	Grupo Mateus SA	85,700	106
	Cia de Saneamento de Minas Gerais-COPASA	40,200	104
	BR Properties SA	65,481	103
*,3	Locaweb Servicos de Internet SA	56,900	102
	Cia Ferro Ligas da Bahia - FERBASA Preference Shares	10,100	102
	YDUQS Participacoes SA	40,900	97
	Dexco SA	50,380	95
	Grupo SBF SA	22,200	94
	Cyrela Brazil Realty SA Empreendimentos e Participacoes	34,200	93
*	CVC Brasil Operadora e Agencia de Viagens SA	63,210	93
	Cia de Saneamento do Parana	27,700	92
*	Anima Holding SA	94,213	92
	Minerva SA	30,707	91
*	Lojas Quero Quero SA	64,700	84
*	Cia Brasileira de Distribuicao	19,800	83
	Intelbras SA Industria de Telecomunicacao Eletronica Brasileira	15,600	83
	Usinas Siderurgicas de Minas Gerais SA Usiminas Preference Shares Class A	53,400	82
*	Zamp SA	54,706	82

11

ESG International Stock ETF
		Shares	Market Value• ($000)
	Cia de Transmissao de Energia Eletrica Paulista Preference Shares	17,400	80
	AES Brasil Energia SA	42,847	80
	CM Hospitalar SA	23,000	79
	Fleury SA	25,100	76
	Banco Pan SA Preference Shares	53,100	75
*	EcoRodovias Infraestrutura e Logistica SA	63,100	71
	Light SA	62,200	68
	Grendene SA	45,600	67
	MRV Engenharia e Participacoes SA	31,900	63
	Aliansce Sonae Shopping Centers sa	17,300	58
	Odontoprev SA	33,110	57
*	Hidrovias do Brasil SA	121,500	57
*	IRB Brasil Resseguros SA	179,000	56
	Randon SA Implementos e Participacoes Preference Shares	27,400	50
	Wiz Solucoes e Corretagem de Seguros SA	31,400	49
	Usinas Siderurgicas de Minas Gerais SA Usiminas	30,700	48
	Direcional Engenharia SA	18,900	47
	Vivara Participacoes SA	9,700	47
	Qualicorp Consultoria e Corretora de Seguros SA	24,900	46
*	Tupy SA	8,800	45
	Iochpe Maxion SA	16,900	44
	Boa Vista Servicos SA	33,200	43
	Ambipar Participacoes e Empreendimentos SA	7,800	41
	Even Construtora e Incorporadora SA	32,600	37
	Aeris Industria E Comercio De Equipamentos Para Geracao De Energia SA	82,700	37
*	Infracommerce CXAAS SA	33,600	37
*	C&A Modas SA	56,600	35
	Cia Brasileira de Aluminio	14,300	35
*,3	Meliuz SA	133,005	34
[3]	Ser Educacional SA	25,900	31
		Shares	Market Value• ($000)
*	Sequoia Logistica e Transportes SA	22,000	31
	Blau Farmaceutica SA	5,100	31
	Ez Tec Empreendimentos e Participacoes SA	7,700	27
	Cia de Saneamento do Parana Preference Shares	37,400	25
	Bradespar SA	6,300	25
	Armac Locacao Logistica E Servicos SA	8,200	25
*	Guararapes Confeccoes SA	13,700	24
	Hospital Mater Dei SA	13,300	23
	BrasilAgro - Co. Brasileira de Propriedades Agricolas	4,200	23
*	Oncoclinicas do Brasil Servicos Medicos SA	14,800	18
	Multilaser Industrial SA	13,200	12
*	Construtora Tenda SA	7,000	8
*	Infracommerce CXAAS SA Rights Exp. 9/15/22	9,533	1
*	AES Brasil Energia SA Rights Exp. 9/12/22	10,118	—
			43,693
Canada (7.0%)
	Royal Bank of Canada	213,966	19,897
	Toronto-Dominion Bank	273,926	17,622
	Canadian National Railway Co.	91,654	10,900
	Canadian Pacific Railway Ltd.	141,080	10,562
	Bank of Nova Scotia	179,291	9,914
	Bank of Montreal	99,430	9,179
	Nutrien Ltd.	84,398	7,748
	Canadian Imperial Bank of Commerce	129,158	6,108
	Waste Connections Inc.	40,655	5,660
*	Shopify Inc. Class A (XNYS)	166,769	5,280
	Manulife Financial Corp.	282,053	4,879
	Sun Life Financial Inc.	83,389	3,674
	Franco-Nevada Corp.	29,935	3,599
	National Bank of Canada	48,816	3,230
	Restaurant Brands International Inc.	51,771	3,056
	Thomson Reuters Corp.	27,529	3,031
	Intact Financial Corp.	20,126	2,915
*	CGI Inc.	36,430	2,885
	Agnico Eagle Mines Ltd.	69,365	2,860
	Dollarama Inc.	45,243	2,755
	Magna International Inc.	44,466	2,569

12

ESG International Stock ETF
		Shares	Market Value• ($000)
	Rogers Communications Inc. Class B	57,407	2,472
	Loblaw Cos. Ltd.	25,704	2,272
	Wheaton Precious Metals Corp.	72,756	2,221
[2]	BCE Inc.	40,640	1,961
	Shaw Communications Inc. Class B	65,597	1,682
	Metro Inc. Class A	31,599	1,662
	First Quantum Minerals Ltd.	87,573	1,550
	Open Text Corp.	48,133	1,516
	George Weston Ltd.	13,150	1,503
	Fairfax Financial Holdings Ltd.	2,902	1,447
[3]	Hydro One Ltd.	52,002	1,408
	West Fraser Timber Co. Ltd.	15,239	1,363
	TELUS Corp.	58,044	1,307
	CCL Industries Inc. Class B	26,021	1,276
	Ritchie Bros Auctioneers Inc.	18,176	1,259
	TFI International Inc.	12,263	1,223
	Toromont Industries Ltd.	15,643	1,211
	Canadian Apartment Properties REIT	34,424	1,171
	Saputo Inc.	45,746	1,162
	Gildan Activewear Inc.	35,168	1,040
	RioCan REIT	64,132	983
	Empire Co. Ltd. Class A	33,456	953
	Element Fleet Management Corp.	72,166	909
*	Descartes Systems Group Inc.	12,681	893
	Brookfield Infrastructure Corp. Class A (XTSE)	17,963	856
	Granite REIT	14,051	798
	Canadian Utilities Ltd. Class A	24,836	760
	FirstService Corp.	5,827	729
	iA Financial Corp. Inc.	13,538	727
	Yamana Gold Inc.	160,648	709
	Great-West Lifeco Inc.	30,073	706
	Choice Properties REIT	67,326	697
	H&R REIT	69,773	674
	Kinross Gold Corp.	203,410	668
	TMX Group Ltd.	6,460	649
*	Kinaxis Inc.	5,274	608
	Lundin Mining Corp.	111,698	581
	GFL Environmental Inc. (XTSE)	20,080	566
*	BlackBerry Ltd.	93,877	558
*	Air Canada	41,026	553
	Alamos Gold Inc. Class A	75,154	542
		Shares	Market Value• ($000)
	CI Financial Corp.	47,460	520
	First Capital REIT	44,868	517
	Chartwell Retirement Residences	64,291	509
	Boardwalk REIT	13,740	505
	SSR Mining Inc.	37,187	502
	SmartCentres REIT	23,581	502
*	Ivanhoe Mines Ltd. Class A	74,837	481
	Colliers International Group Inc.	3,976	463
	Innergex Renewable Energy Inc.	29,217	442
	B2Gold Corp.	143,900	442
	Canadian Western Bank	23,084	430
	BRP Inc.	6,138	426
	Laurentian Bank of Canada	15,411	422
	Quebecor Inc. Class B	17,577	380
	Boyd Group Services Inc.	2,659	366
*	Lightspeed Commerce Inc.	18,870	361
	Artis REIT	42,546	358
*	Lithium Americas Corp.	12,472	357
*	Aritzia Inc.	10,517	342
	Onex Corp.	6,818	337
	Primo Water Corp.	25,477	335
	Linamar Corp.	6,420	304
*	Bausch Health Cos. Inc.	49,342	296
*,3	Nuvei Corp.	9,243	283
	First Majestic Silver Corp.	37,749	276
	Tricon Residential Inc.	25,235	263
	Methanex Corp.	6,951	251
*	Ballard Power Systems Inc.	30,951	242
	Premium Brands Holdings Corp. Class A	3,044	226
	Cargojet Inc.	2,036	214
	ECN Capital Corp.	52,397	213
	Primaris REIT	20,999	213
	Dream Office REIT	14,680	204
	Summit Industrial Income REIT	13,149	184
*	Novagold Resources Inc.	41,492	183
*	Shopify Inc. Class A (XTSE)	5,080	161
*	Eldorado Gold Corp.	28,302	156
	Cascades Inc.	22,753	155
	Dream Industrial REIT	15,691	146
*	Canada Goose Holdings Inc.	7,896	142
	Osisko Gold Royalties Ltd. (XTSE)	14,579	141

13

ESG International Stock ETF
		Shares	Market Value• ($000)
	Home Capital Group Inc. Class B	6,477	138
	Stella-Jones Inc.	4,242	129
*	OceanaGold Corp.	83,981	124
*	Equinox Gold Corp.	34,736	122
	Centerra Gold Inc.	24,651	112
	NFI Group Inc.	11,061	111
	Enghouse Systems Ltd.	4,457	109
*	IAMGOLD Corp.	83,830	100
*	Canfor Corp.	4,965	97
	Maple Leaf Foods Inc.	5,273	93
	IGM Financial Inc.	3,371	92
*	Celestica Inc.	8,537	88
	Hudbay Minerals Inc.	18,714	83
	Russel Metals Inc.	3,477	75
	Mullen Group Ltd.	5,514	59
	GFL Environmental Inc.	1,931	54
	Brookfield Infrastructure Corp. Class A	1,050	50
	Superior Plus Corp.	5,422	45
*	Torex Gold Resources Inc.	4,656	35
	Winpak Ltd.	1,013	34
	Transcontinental Inc. Class A	2,624	33
	Osisko Gold Royalties Ltd.	2,950	29
	Martinrea International Inc.	2,613	21
	Cogeco Communications Inc.	300	18
	First National Financial Corp.	384	11
			199,260
Chile (0.2%)
	Sociedad Quimica y Minera de Chile SA Preference Shares Class B	13,981	1,398
	Banco de Chile	6,986,440	663
	Sociedad Quimica y Minera de Chile SA ADR	4,927	491
	Sociedad Quimica y Minera de Chile SA Class A	4,795	399
	Empresas CMPC SA	156,151	296
	Cia Sud Americana de Vapores SA	2,903,876	273
	Banco Santander Chile	6,642,005	267
	Falabella SA	93,106	219
	Banco de Credito e Inversiones SA	6,091	179
	Cencosud SA	118,240	165
	Parque Arauco SA	127,417	135
	Inversiones Aguas Metropolitanas SA	261,548	132
		Shares	Market Value• ($000)
	CAP SA	15,639	126
	SONDA SA	278,933	114
	Salfacorp SA	307,581	110
	Itau CorpBanca Chile SA	38,914,730	87
	Aguas Andinas SA Class A	389,042	85
	SMU SA	775,148	85
	Empresa Nacional de Telecomunicaciones SA	25,073	80
	Cencosud Shopping SA	51,850	73
	Inversiones La Construccion SA	13,884	54
	Ripley Corp. SA	158,688	29
	Plaza SA	20,224	23
			5,483
China (9.0%)
	Tencent Holdings Ltd.	915,260	37,828
*,3	Meituan Class B	626,755	15,053
	JD.com Inc. Class A	361,403	11,440
	China Construction Bank Corp. Class H	14,246,000	8,807
	Industrial & Commercial Bank of China Ltd. Class H	12,519,000	6,360
*	Baidu Inc. Class A	343,666	6,135
	Ping An Insurance Group Co. of China Ltd. Class H	854,500	5,026
*,3	Wuxi Biologics Cayman Inc.	540,237	4,766
	NetEase Inc.	228,815	4,086
*	Pinduoduo Inc. ADR	56,951	4,061
*	NIO Inc. ADR	201,886	4,020
	Bank of China Ltd. Class H	9,994,000	3,488
*,3	Xiaomi Corp. Class B	2,285,400	3,338
	China Merchants Bank Co. Ltd. Class H	620,000	3,171
	Li Ning Co. Ltd.	341,178	3,108
*,3	Kuaishou Technology	293,600	2,544
	BYD Co. Ltd. Class H	79,500	2,450
*	China Mengniu Dairy Co. Ltd.	516,120	2,337
*	Li Auto Inc. ADR	76,650	2,205
*	Trip.com Group Ltd. ADR	84,162	2,165
	BYD Co. Ltd. Class A	51,052	2,116
	ANTA Sports Products Ltd.	169,600	2,042
	China Resources Land Ltd.	450,000	1,842
	Geely Automobile Holdings Ltd.	896,900	1,802
	ENN Energy Holdings Ltd.	122,900	1,785

14

ESG International Stock ETF
		Shares	Market Value• ($000)
	China Life Insurance Co. Ltd. Class H	1,230,000	1,763
	China Overseas Land & Investment Ltd.	626,000	1,682
*	Contemporary Amperex Technology Co. Ltd. Class A	23,824	1,655
*	KE Holdings Inc. ADR	91,349	1,648
[3]	Nongfu Spring Co. Ltd. Class H	259,000	1,540
	CSPC Pharmaceutical Group Ltd.	1,483,280	1,505
	Sunny Optical Technology Group Co. Ltd.	106,200	1,450
	PICC Property & Casualty Co. Ltd. Class H	1,244,000	1,346
*	BeiGene Ltd.	100,100	1,315
	Shenzhou International Group Holdings Ltd.	123,984	1,296
	H World Group Ltd. ADR	33,290	1,253
	Haier Smart Home Co. Ltd. Class A	310,300	1,159
[3]	China Tower Corp. Ltd. Class H	9,030,000	1,126
	Agricultural Bank of China Ltd. Class A	2,658,800	1,098
[3]	Longfor Group Holdings Ltd.	308,800	1,002
	Sino Biopharmaceutical Ltd.	1,901,000	998
	Ping An Insurance Group Co. of China Ltd. Class A	156,500	991
	Xinyi Solar Holdings Ltd.	708,000	974
*	Bilibili Inc.	37,803	940
[3]	Postal Savings Bank of China Co. Ltd. Class H	1,550,000	925
*,3	Innovent Biologics Inc.	217,000	915
*	Kingdee International Software Group Co. Ltd.	429,000	833
	China Merchants Bank Co. Ltd. Class A	163,000	825
	COSCO SHIPPING Holdings Co. Ltd. Class H	546,400	816
	Agricultural Bank of China Ltd. Class H	2,447,000	800
*	Vipshop Holdings Ltd. ADR	68,558	796
	China National Building Material Co. Ltd. Class H	830,000	784
	ZTO Express Cayman Inc.	28,793	762
		Shares	Market Value• ($000)
*,3	JD Health International Inc.	110,000	758
	Bank of China Ltd. Class A	1,698,700	748
	China Gas Holdings Ltd.	513,033	726
	CITIC Securities Co. Ltd. Class H	355,537	721
	China Yangtze Power Co. Ltd. Class A	197,600	686
	China Pacific Insurance Group Co. Ltd. Class H	314,800	667
	Hengan International Group Co. Ltd.	138,000	660
	Sinopharm Group Co. Ltd. Class H	293,300	653
	Zhongsheng Group Holdings Ltd.	131,000	619
*	New Oriental Education & Technology Group Inc. ADR	21,359	607
	Country Garden Services Holdings Co. Ltd.	297,000	584
	LONGi Green Energy Technology Co. Ltd. Class A	74,132	547
	China Tourism Group Duty Free Corp. Ltd. Class A	19,100	540
	China Conch Venture Holdings Ltd.	251,500	513
	Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A	11,800	509
	Far East Horizon Ltd.	669,000	507
	China Resources Gas Group Ltd.	129,100	503
	Great Wall Motor Co. Ltd. Class A	104,100	503
	Bank of Communications Co. Ltd. Class H	880,000	501
	China Taiping Insurance Holdings Co. Ltd.	486,400	497
*	GDS Holdings Ltd. Class A	143,641	491
	Zhuzhou CRRC Times Electric Co. Ltd.	101,000	488
	China CITIC Bank Corp. Ltd. Class H	1,123,000	481
[3]	WuXi AppTec Co. Ltd. Class H	42,536	480
	China Vanke Co. Ltd. Class H	245,600	479
*	Alibaba Health Information Technology Ltd.	828,000	474

15

ESG International Stock ETF
		Shares	Market Value• ($000)
*	Tencent Music Entertainment Group ADR	92,828	474
	Lufax Holding Ltd. ADR	103,484	452
*	Genscript Biotech Corp.	140,000	450
	Foshan Haitian Flavouring & Food Co. Ltd. Class A	37,600	438
	Shandong Weigao Group Medical Polymer Co. Ltd. Class H	322,000	437
	People's Insurance Co. Group of China Ltd. Class H	1,397,000	432
	Kingsoft Corp. Ltd.	141,600	430
	Industrial Bank Co. Ltd. Class A	174,100	430
	Wanhua Chemical Group Co. Ltd. Class A	33,372	427
	China Hongqiao Group Ltd.	439,000	426
	Muyuan Foods Co. Ltd. Class A	49,612	420
	Haitong Securities Co. Ltd. Class H	637,200	417
[3]	China International Capital Corp. Ltd. Class H	236,800	417
	Yuexiu Property Co. Ltd.	333,600	417
	WuXi AppTec Co. Ltd. Class A	32,064	415
*	TAL Education Group ADR	70,568	408
	New China Life Insurance Co. Ltd. Class H	165,900	390
	Kingboard Holdings Ltd.	123,000	388
	Bank of Communications Co. Ltd. Class A	583,600	387
	China Pacific Insurance Group Co. Ltd. Class A	126,800	384
[3]	Ganfeng Lithium Co. Ltd. Class H	43,400	381
[3]	China Resources Mixc Lifestyle Services Ltd.	83,800	380
	Country Garden Holdings Co. Ltd.	1,283,000	379
*,3	Haidilao International Holding Ltd.	155,000	365
*	JinkoSolar Holding Co. Ltd. ADR	5,976	364
	Luxshare Precision Industry Co. Ltd. Class A	65,799	356
	Great Wall Motor Co. Ltd. Class H	231,500	347
		Shares	Market Value• ($000)
	Zhejiang Expressway Co. Ltd. Class H	450,000	343
	Fu Shou Yuan International Group Ltd.	533,000	341
	China Cinda Asset Management Co. Ltd. Class H	2,436,000	335
*	Canadian Solar Inc.	7,382	333
	360 DigiTech Inc. ADR	20,834	333
[3]	3SBio Inc.	488,000	324
	Tongwei Co. Ltd. Class A	42,108	322
	ZTE Corp. Class H	150,400	318
	SF Holding Co. Ltd. Class A	44,400	317
*,3	Hygeia Healthcare Holdings Co. Ltd.	58,745	317
	BYD Electronic International Co. Ltd.	118,500	313
	Autohome Inc. ADR	8,710	310
[3]	China Resources Pharmaceutical Group Ltd.	450,500	309
	Beijing Enterprises Water Group Ltd.	1,200,000	308
[3]	Fuyao Glass Industry Group Co. Ltd. Class H	63,600	303
*,3	ZhongAn Online P&C Insurance Co. Ltd. Class H	102,700	301
[3]	CSC Financial Co. Ltd. Class H	319,500	300
[3]	Huatai Securities Co. Ltd. Class H	222,400	297
	Xtep International Holdings Ltd.	212,000	294
	Hangzhou Tigermed Consulting Co. Ltd. Class A	18,800	294
	Ping An Bank Co. Ltd. Class A	159,800	294
	China Medical System Holdings Ltd.	198,000	293
	Hangzhou Steam Turbine Co. Ltd. Class B	191,514	288
	Aier Eye Hospital Group Co. Ltd. Class A	67,296	286
	CITIC Securities Co. Ltd. Class A	101,010	285
	Weichai Power Co. Ltd. Class H	211,000	282
[3]	Pop Mart International Group Ltd.	108,200	280
	GF Securities Co. Ltd. Class A	116,500	276

16

ESG International Stock ETF
		Shares	Market Value• ($000)
[3]	Guotai Junan Securities Co. Ltd. Class H	228,800	271
	CMOC Group Ltd. Class A	381,200	271
	China Merchants Port Holdings Co. Ltd.	180,000	270
	Yuexiu REIT	876,800	269
	Poly Developments & Holdings Group Co. Ltd. Class A	107,600	269
	China Galaxy Securities Co. Ltd. Class H	486,500	266
	Industrial & Commercial Bank of China Ltd. Class A	416,000	264
*	China Conch Environment Protection Holdings Ltd.	296,000	264
	Guangzhou Automobile Group Co. Ltd. Class H	306,000	263
	China Minsheng Banking Corp. Ltd. Class H	825,500	263
	Dongfeng Motor Group Co. Ltd. Class H	414,000	262
	China Vanke Co. Ltd. Class A	108,700	262
	Fuyao Glass Industry Group Co. Ltd. Class A	46,000	260
[3]	Yadea Group Holdings Ltd.	136,000	259
*,3	Haichang Ocean Park Holdings Ltd.	264,000	258
*	Tongcheng Travel Holdings Ltd.	125,200	256
	Weichai Power Co. Ltd. Class A	149,000	250
	Eve Energy Co. Ltd. Class A	18,300	249
	China Minsheng Banking Corp. Ltd. Class A	477,700	249
	China Everbright Environment Group Ltd.	499,000	247
[3]	Hansoh Pharmaceutical Group Co. Ltd.	124,000	247
	NAURA Technology Group Co. Ltd. Class A	6,004	244
*,3	China Literature Ltd.	60,000	243
*	Flat Glass Group Co. Ltd. Class A	42,100	243
	JOYY Inc. ADR	7,904	240
	Sungrow Power Supply Co. Ltd. Class A	14,780	237
*,3	Akeso Inc.	74,000	237
		Shares	Market Value• ($000)
	Shanghai Pudong Development Bank Co. Ltd. Class A	222,000	234
	Yangzijiang Shipbuilding Holdings Ltd.	336,200	233
	Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. Class A	5,300	231
	Shanghai Fosun Pharmaceutical Group Co. Ltd. Class A	39,300	230
	TravelSky Technology Ltd. Class H	130,000	227
	China CITIC Bank Corp. Ltd. Class A	340,800	221
	Greentown China Holdings Ltd.	116,500	220
	Trina Solar Co. Ltd. Class A	21,029	217
	Pharmaron Beijing Co. Ltd. Class A	21,880	216
	TCL Zhonghuan Renewable Energy Technology Co. Ltd. Class A	31,000	215
	BOE Technology Group Co. Ltd. Class A	398,100	213
	Haier Smart Home Co. Ltd. Class H	65,200	213
*,3	Luye Pharma Group Ltd.	735,000	212
	CRRC Corp. Ltd. Class A	291,400	211
	Shenzhen Inovance Technology Co. Ltd. Class A	24,300	210
	Shanghai Baosight Software Co. Ltd. Class B	69,030	209
	Inner Mongolia Yili Industrial Group Co. Ltd. Class A	40,100	208
	China Everbright Bank Co. Ltd. Class H	671,000	206
	Jiangxi Copper Co. Ltd. Class H	168,000	206
*	Weibo Corp. ADR	9,974	206
	Bosideng International Holdings Ltd.	366,000	206
	Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	63,500	204
	COSCO SHIPPING Holdings Co. Ltd. Class A	99,780	204
*,3	Koolearn Technology Holding Ltd.	53,500	203
[3]	Topsports International Holdings Ltd.	257,000	203

17

ESG International Stock ETF
		Shares	Market Value• ($000)
	Unigroup Guoxin Microelectronics Co. Ltd. Class A	8,959	202
	Haitian International Holdings Ltd.	82,000	201
	JA Solar Technology Co. Ltd. Class A	21,140	200
	Shenzhen International Holdings Ltd.	228,500	197
*,3	Hua Hong Semiconductor Ltd.	66,757	196
	China Overseas Property Holdings Ltd.	185,000	196
	China Jinmao Holdings Group Ltd.	928,000	195
	Huangshan Tourism Development Co. Ltd. Class B	251,460	193
	Haitong Securities Co. Ltd. Class A	139,900	192
	Chongqing Changan Automobile Co. Ltd. Class A	89,518	188
*	Yihai International Holding Ltd.	74,000	186
	Guangzhou Automobile Group Co. Ltd. Class A	92,000	185
	Shanghai Pharmaceuticals Holding Co. Ltd. Class H	126,700	184
	Dongyue Group Ltd.	163,000	183
	Zhejiang Huayou Cobalt Co. Ltd. Class A	16,900	182
	Consun Pharmaceutical Group Ltd.	355,000	182
*	Air China Ltd. Class A	120,000	179
*	iQIYI Inc. ADR	48,417	177
	Ganfeng Lithium Co. Ltd. Class A	14,280	176
[3]	Jiumaojiu International Holdings Ltd.	89,000	175
	China Resources Cement Holdings Ltd.	280,000	173
*,1	Sunac China Holdings Ltd.	432,000	170
	Grand Pharmaceutical Group Ltd.	311,500	166
	FinVolution Group ADR	33,549	165
	China Lesso Group Holdings Ltd.	136,000	162
	Shandong Gold Mining Co. Ltd. Class A	62,660	162
*,3	Weimob Inc.	352,000	162
*	China Southern Airlines Co. Ltd. Class A	170,700	159
*	Alibaba Pictures Group Ltd.	2,010,000	158
		Shares	Market Value• ($000)
*	HUTCHMED China Ltd.	63,000	155
	Jiangsu Jiangyin Rural Commercial Bank Co. Ltd. Class A	236,500	151
	COSCO SHIPPING Ports Ltd.	230,000	149
*,3	Ping An Healthcare & Technology Co. Ltd.	55,030	149
	Chongqing Changan Automobile Co. Ltd. Class B	275,392	148
	China Communications Services Corp. Ltd. Class H	336,000	144
	CIFI Holdings Group Co. Ltd.	566,800	143
	Xinte Energy Co. Ltd. Class H	54,800	143
*	Lifetech Scientific Corp.	432,000	141
	China Traditional Chinese Medicine Holdings Co. Ltd.	324,000	140
	Shanghai Fudan Microelectronics Group Co. Ltd. Class H	30,000	140
	GoerTek Inc. Class A	29,700	139
	Ginlong Technologies Co. Ltd. Class A	4,200	139
	Nine Dragons Paper Holdings Ltd.	174,000	137
	Kingboard Laminates Holdings Ltd.	143,500	137
	Citic Pacific Special Steel Group Co. Ltd. Class A	48,000	137
	Huatai Securities Co. Ltd. Class A	71,600	136
	Fufeng Group Ltd.	239,000	134
	SAIC Motor Corp. Ltd. Class A	59,900	134
[3]	Jinxin Fertility Group Ltd.	206,500	134
*	COFCO Joycome Foods Ltd.	344,000	132
*,3	New Horizon Health Ltd.	51,500	132
*	Beijing Capital International Airport Co. Ltd. Class H	208,000	131
	CMOC Group Ltd. Class H	294,000	131
	China Suntien Green Energy Corp. Ltd. Class H	286,000	128
	China Merchants Shekou Industrial Zone Holdings Co. Ltd. Class A	60,600	128

18

ESG International Stock ETF
		Shares	Market Value• ($000)
	China Merchants Securities Co. Ltd. Class A	66,620	128
	China Railway Tielong Container Logistics Co. Ltd. Class A	171,300	128
*,3	InnoCare Pharma Ltd.	92,000	127
	China Yongda Automobiles Services Holdings Ltd.	178,500	126
	Hopson Development Holdings Ltd.	91,784	126
	Hello Group Inc. ADR	24,391	126
	Guangdong Haid Group Co. Ltd. Class A	14,100	125
*	Zhaojin Mining Industry Co. Ltd. Class H	147,000	124
*	Differ Group Auto Ltd.	488,000	123
	Sany Heavy Equipment International Holdings Co. Ltd.	118,000	122
	Will Semiconductor Co. Ltd. Shanghai Class A	9,045	122
*	Shanghai International Airport Co. Ltd. Class A	14,877	121
	C&D Property Management Group Co. Ltd.	263,000	120
[3]	Dali Foods Group Co. Ltd.	258,000	118
*	Noah Holdings Ltd. ADR	6,639	118
	JCET Group Co. Ltd. Class A	32,500	116
	Xinyi Energy Holdings Ltd.	288,000	116
	Tianneng Power International Ltd.	108,000	115
	CRRC Corp. Ltd. Class H	302,000	113
	Shenwan Hongyuan Group Co. Ltd. Class A	186,400	113
	Shoucheng Holdings Ltd.	663,600	113
	Suzhou Dongshan Precision Manufacturing Co. Ltd. Class A	30,200	113
	Imeik Technology Development Co. Ltd. Class A	1,400	113
	Zoomlion Heavy Industry Science & Technology Co. Ltd. Class H	247,400	112
	China Construction Bank Corp. Class A	139,600	112
*,3	Ocumension Therapeutics	63,500	112
		Shares	Market Value• ($000)
	Baoshan Iron & Steel Co. Ltd. Class A	143,900	111
	Poly Property Services Co. Ltd. Class H	19,000	111
	Xinjiang Goldwind Science & Technology Co. Ltd. Class A	59,100	109
	Qinhuangdao Port Co. Ltd. Class A	264,400	108
	Everbright Securities Co. Ltd. Class A	46,500	108
	Foxconn Industrial Internet Co. Ltd. Class A	79,300	107
*	XD Inc.	43,000	107
	China Water Affairs Group Ltd.	116,000	106
	Wingtech Technology Co. Ltd. Class A	11,400	106
[3]	China New Higher Education Group Ltd.	339,000	106
	China Everbright Bank Co. Ltd. Class A	253,300	105
*,3	Remegen Co. Ltd. Class H	18,500	105
	Beijing Kingsoft Office Software Inc. Class A	4,007	104
*,3	Shanghai Junshi Biosciences Co. Ltd. Class H	28,000	103
[3]	A-Living Smart City Services Co. Ltd.	99,250	102
*	Seazen Group Ltd.	308,567	102
	C&D International Investment Group Ltd.	51,000	102
	Sinotruk Hong Kong Ltd.	101,500	101
	China Education Group Holdings Ltd.	115,000	100
*,1,3	Evergrande Property Services Group Ltd.	453,500	100
	Shanghai Zhenhua Heavy Industries Co. Ltd. Class B	373,500	99
	China United Network Communications Ltd. Class A	192,300	99
	Iflytek Co. Ltd. Class A	18,100	98
	Focus Media Information Technology Co. Ltd. Class A	109,400	96
*	China Ruyi Holdings Ltd.	380,000	96
*,3	Alphamab Oncology	93,000	94
*	Yangzijiang Financial Holding Ltd.	352,700	94
	Beijing Easpring Material Technology Co. Ltd. Class A	8,100	92

19

ESG International Stock ETF
		Shares	Market Value• ($000)
	Jiangsu Zhongtian Technology Co. Ltd. Class A	27,900	90
*,3	Venus MedTech Hangzhou Inc. Class H	51,000	89
	Digital China Holdings Ltd.	198,000	88
	Joinn Laboratories China Co. Ltd. Class A	7,784	88
	Anji Microelectronics Technology Shanghai Co. Ltd. Class A	2,272	88
	Agile Group Holdings Ltd.	248,000	87
[3]	BAIC Motor Corp. Ltd. Class H	316,500	87
	Skyworth Group Ltd.	175,111	87
	Greentown Service Group Co. Ltd.	120,000	87
	Shanghai Pharmaceuticals Holding Co. Ltd. Class A	34,600	87
[3]	Shandong Gold Mining Co. Ltd. Class H	51,100	87
*,3	Linklogis Inc. Class B	129,000	87
	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. Class H	36,000	86
*	Pangang Group Vanadium Titanium & Resources Co. Ltd. Class A	103,900	86
	Jiangxi Copper Co. Ltd. Class A	36,500	86
	MINISO Group Holding Ltd. ADR	13,077	86
	Walvax Biotechnology Co. Ltd. Class A	13,500	85
	ZTE Corp. Class A	23,900	85
	Bethel Automotive Safety Systems Co. Ltd. Class A	6,800	85
	NetDragon Websoft Holdings Ltd.	38,500	84
[3]	Red Star Macalline Group Corp. Ltd. Class H	234,200	84
	SSY Group Ltd.	176,000	83
*	Vnet Group Inc. ADR	15,472	83
	Huadong Medicine Co. Ltd. Class A	13,700	83
	Zoomlion Heavy Industry Science & Technology Co. Ltd. Class A	99,500	83
*,3	Yidu Tech Inc.	92,600	83
*	Canaan Inc. ADR	23,575	83
		Shares	Market Value• ($000)
	Lianhe Chemical Technology Co. Ltd. Class A	26,100	82
*	Hainan Meilan International Airport Co. Ltd.	35,000	82
	Shanghai Fudan Microelectronics Group Co. Ltd. Class A	8,120	82
	YongXing Special Materials Technology Co. Ltd. Class A	4,200	81
	Hundsun Technologies Inc. Class A	16,380	80
	Beijing North Star Co. Ltd. Class A	258,600	80
	PAX Global Technology Ltd.	83,000	79
	Xinjiang Goldwind Science & Technology Co. Ltd. Class H	52,800	79
	Guangzhou Great Power Energy & Technology Co. Ltd. Class A	6,700	79
*,3	China Renaissance Holdings Ltd.	70,200	79
	GF Securities Co. Ltd. Class H	59,400	78
	Chongqing Rural Commercial Bank Co. Ltd. Class H	226,000	78
	Sinopec Engineering Group Co. Ltd. Class H	175,500	78
	Guangdong Great River Smarter Logistics Co. Ltd. Class A	24,500	78
	Sinomine Resource Group Co. Ltd. Class A	5,740	78
	Shenzhen Transsion Holdings Co. Ltd. Class A	7,892	78
	Yunnan Baiyao Group Co. Ltd. Class A	10,100	77
	Guangzhou Restaurant Group Co. Ltd. Class A	22,000	77
	China SCE Group Holdings Ltd.	924,000	77
[3]	Blue Moon Group Holdings Ltd.	101,000	77
*	Sohu.com Ltd. ADR	4,291	76
*	Tangrenshen Group Co. Ltd. Class A	55,800	76
	Suzhou TA&A Ultra Clean Technology Co. Ltd. Class A	6,800	76
	Sihuan Pharmaceutical Holdings Group Ltd.	595,000	75
*,1	China Evergrande Group	473,000	75

20

ESG International Stock ETF
		Shares	Market Value• ($000)
	Henan Shuanghui Investment & Development Co. Ltd. Class A	19,400	75
	Concord New Energy Group Ltd.	820,000	75
[3]	Shenwan Hongyuan Group Co. Ltd. Class H	394,400	75
*	China Eastern Airlines Corp. Ltd. Class H	214,000	74
	Zhejiang NHU Co. Ltd. Class A	22,656	74
	Yonyou Network Technology Co. Ltd. Class A	25,400	74
	COSCO SHIPPING Development Co. Ltd. Class A	177,900	74
	China Resources Medical Holdings Co. Ltd.	124,500	74
	Jiangxi Lianchuang Optoelectronic Science & Technology Co. Ltd. Class A	17,500	74
	China Risun Group Ltd.	189,000	74
	China BlueChemical Ltd. Class H	280,000	73
	Huaxia Bank Co. Ltd. Class A	97,600	73
	Yihai Kerry Arawana Holdings Co. Ltd. Class A	11,100	73
[3]	CanSino Biologics Inc. Class H	11,600	72
	Shenzhen Kstar Science & Technology Co. Ltd. Class A	12,600	72
	China Zhenhua Group Science & Technology Co. Ltd. Class A	4,400	71
[3]	Yangtze Optical Fibre & Cable Joint Stock Ltd. Co. Class H	31,500	71
	Jiangsu Expressway Co. Ltd. Class A	63,900	70
*,2,3	Kintor Pharmaceutical Ltd.	37,500	70
[3]	China Merchants Securities Co. Ltd. Class H	75,660	69
	Shanghai Pudong Construction Co. Ltd. Class A	74,100	69
	COFCO Capital Holdings Co. Ltd. Class A	70,300	69
		Shares	Market Value• ($000)
	Hangzhou Chang Chuan Technology Co. Ltd. Class A	8,200	69
[3]	Simcere Pharmaceutical Group Ltd.	69,000	69
	Sun Art Retail Group Ltd.	264,500	68
	China Oriental Group Co. Ltd.	368,000	68
*	Yeahka Ltd.	33,200	68
	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	80,800	67
*	Tongdao Liepin Group	53,600	67
	Zhongyu Energy Holdings Ltd.	81,000	66
	China Reinsurance Group Corp. Class H	899,000	66
	B-Soft Co. Ltd. Class A	68,560	66
	Shandong Dawn Polymer Co. Ltd. Class A	21,100	66
	Ming Yuan Cloud Group Holdings Ltd.	81,000	66
[1]	Shimao Group Holdings Ltd.	171,000	65
	Sinoma International Engineering Co. Class A	46,000	65
	Wuxi Taiji Industry Co. Ltd. Class A	70,900	65
	Wuhan DR Laser Technology Corp. Ltd. Class A	2,240	65
	Wuxi Shangji Automation Co. Ltd. Class A	3,360	65
*	Air China Ltd. Class H	80,000	64
	China Overseas Grand Oceans Group Ltd.	136,000	64
*,3	Zhou Hei Ya International Holdings Co. Ltd.	129,000	64
	Guotai Junan Securities Co. Ltd. Class A	30,100	64
	Western Region Gold Co. Ltd. Class A	35,600	64
	Chengxin Lithium Group Co. Ltd. Class A	8,400	64
	Shanghai Mechanical & Electrical Industry Co. Ltd. Class B	57,700	63
	Tiangong International Co. Ltd.	188,000	63
	Chaozhou Three-Circle Group Co. Ltd. Class A	16,100	63
	Ninestar Corp. Class A	9,900	63

21

ESG International Stock ETF
		Shares	Market Value• ($000)
*	China Minmetals Rare Earth Co. Ltd. Class A	16,700	63
	CQ Pharmaceutical Holding Co. Ltd. Class A	87,500	63
	Universal Scientific Industrial Shanghai Co. Ltd. Class A	26,100	63
	Shandong Nanshan Aluminum Co. Ltd. Class A	128,400	63
	Sinotrans Ltd. Class A	114,000	62
*,2	GOME Retail Holdings Ltd.	1,964,000	61
[3]	Hope Education Group Co. Ltd.	706,000	61
[3]	Legend Holdings Corp. Class H	53,200	60
*	New Hope Liuhe Co. Ltd. Class A	26,300	60
	Bank of Shanghai Co. Ltd. Class A	70,600	60
*	LexinFintech Holdings Ltd. ADR	29,641	60
	Jiangxi Huangshanghuang Group Food Co. Ltd. Class A	34,400	59
*	China Eastern Airlines Corp. Ltd. Class A	82,000	58
	Zhejiang Hailiang Co. Ltd. Class A	35,700	57
	Beibuwan Port Co. Ltd. Class A	51,190	57
	China Everbright Ltd.	76,000	56
*,3	China Yuhua Education Corp. Ltd.	358,000	56
*	Gaotu Techedu Inc. ADR	31,856	56
	Shanghai Jinjiang International Hotels Co. Ltd. Class A	6,700	56
	Jiangsu Jiejie Microelectronics Co. Ltd. Class A	18,800	56
	Maxscend Microelectronics Co. Ltd. Class A	3,840	56
*	Kingsoft Cloud Holdings Ltd. ADR	16,205	56
*	Yatsen Holding Ltd. ADR	47,826	56
	Gemdale Properties & Investment Corp. Ltd.	644,000	55
	Shaanxi International Trust Co. Ltd. Class A	118,700	55
	IReader Technology Co. Ltd. Class A	24,200	55
	Orient Securities Co. Ltd. Class A	44,032	55
		Shares	Market Value• ($000)
*	Seazen Holdings Co. Ltd. Class A	18,300	55
	Grinm Advanced Materials Co. Ltd. Class A	26,600	55
*	DouYu International Holdings Ltd. ADR	36,721	55
	Anhui Expressway Co. Ltd. Class H	74,000	54
*	Wellhope Foods Co. Ltd. Class A	35,500	54
	Three's Co. Media Group Co. Ltd. Class A	3,618	54
*	CMGE Technology Group Ltd.	218,000	54
	Jiangsu Expressway Co. Ltd. Class H	62,000	53
	Gemdale Corp. Class A	31,500	53
	Lens Technology Co. Ltd. Class A	33,500	53
*,3	Ascletis Pharma Inc.	125,000	53
	Ming Yang Smart Energy Group Ltd. Class A	13,800	53
	Tianshan Aluminum Group Co. Ltd. Class A	47,500	53
	Maanshan Iron & Steel Co. Ltd. Class H	198,000	52
	Hubei Xingfa Chemicals Group Co. Ltd. Class A	9,400	52
	Shanghai Tongji Science & Technology Industrial Co. Ltd. Class A	44,700	52
*,3	Peijia Medical Ltd.	65,000	52
	CIFI Ever Sunshine Services Group Ltd.	84,000	52
	Tong Ren Tang Technologies Co. Ltd. Class H	72,000	51
	37 Interactive Entertainment Network Technology Group Co. Ltd. Class A	17,400	51
[3]	China Railway Signal & Communication Corp. Ltd. Class H	162,000	51
	Hubei Feilihua Quartz Glass Co. Ltd. Class A	6,300	51
	Jinke Smart Services Group Co. Ltd. Class H	45,700	51
*	Li Auto Inc. Class A	3,506	51
	Poly Property Group Co. Ltd.	248,000	50
	Lonking Holdings Ltd.	296,000	50
[3]	Orient Securities Co. Ltd. Class H	110,000	50
	MLS Co. Ltd. Class A	34,200	50
*	Risen Energy Co. Ltd. Class A	11,800	50

22

ESG International Stock ETF
		Shares	Market Value• ($000)
*	Shanghai Liangxin Electrical Co. Ltd. Class A	23,700	50
	Ningbo Orient Wires & Cables Co. Ltd. Class A	4,800	50
[3]	Joinn Laboratories China Co. Ltd. Class H	9,380	50
*	Comba Telecom Systems Holdings Ltd.	264,000	49
	Angang Steel Co. Ltd. Class A	118,000	49
	Perfect World Co. Ltd. Class A	23,000	49
	Bank of Chongqing Co. Ltd. Class H	95,000	49
	Sichuan Expressway Co. Ltd. Class A	86,300	49
	Shanghai Baosight Software Co. Ltd. Class A	8,840	49
*	I-Mab ADR	8,070	49
	COSCO SHIPPING Development Co. Ltd. Class H	320,000	48
	Shenzhen Overseas Chinese Town Co. Ltd. Class A	62,100	48
	China Galaxy Securities Co. Ltd. Class A	33,800	48
	Shanghai Sinyang Semiconductor Materials Co. Ltd. Class A	10,200	48
*	China Dili Group	378,000	48
	Guangzhou R&F Properties Co. Ltd. Class H	227,200	47
	Xingda International Holdings Ltd.	230,000	47
	Sieyuan Electric Co. Ltd. Class A	7,900	47
	Changzhou Xingyu Automotive Lighting Systems Co. Ltd. Class A	2,300	47
*	Youngy Co. Ltd. Class A	2,700	47
	Sailun Group Co. Ltd. Class A	28,500	47
	Luoxin Pharmaceuticals Group Stock Co. Ltd. Class A	46,400	47
	Guangzhou GRG Metrology & Test Co. Ltd. Class A	14,900	47
	Jiangsu Azure Corp.	18,100	47
	Sino-Ocean Group Holding Ltd.	318,000	46
		Shares	Market Value• ($000)
	Zhejiang Juhua Co. Ltd. Class A	20,100	46
	Xiamen Faratronic Co. Ltd. Class A	1,800	46
*,3	Redco Properties Group Ltd.	202,000	46
	Weihai Guangwei Composites Co. Ltd. Class A	4,200	46
[3]	Pharmaron Beijing Co. Ltd. Class H	6,900	46
*,3	Ascentage Pharma Group International	22,300	46
	Zhejiang HangKe Technology Inc. Co. Class A	5,180	46
	Tianjin Guangyu Development Co. Ltd. Class A	20,800	45
	Konfoong Materials International Co. Ltd. Class A	3,300	45
	Shanghai Jinqiao Export Processing Zone Development Co. Ltd. Class A	26,300	45
	Sichuan Expressway Co. Ltd. Class H	184,000	44
[3]	Everbright Securities Co. Ltd. Class H	66,632	44
	Chengtun Mining Group Co. Ltd. Class A	42,200	44
*	Topchoice Medical Corp. Class A	2,604	44
	YGSOFT Inc. Class A	46,200	44
*	Pengdu Agriculture & Animal Husbandry Co. Ltd. Class A	95,300	44
	Yangzhou Yangjie Electronic Technology Co. Ltd. Class A	5,200	44
[3]	Medlive Technology Co. Ltd.	27,500	44
*	KWG Group Holdings Ltd.	238,500	43
*	Sinofert Holdings Ltd.	316,000	43
	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class A	30,200	43
	Tianjin Capital Environmental Protection Group Co. Ltd. Class A	42,700	43
	Anhui Expressway Co. Ltd. Class A	43,500	43

23

ESG International Stock ETF
		Shares	Market Value• ($000)
*,3	YiChang HEC ChangJiang Pharmaceutical Co. Ltd. Class H	68,400	43
[3]	Genertec Universal Medical Group Co. Ltd.	77,000	43
	China International Marine Containers Group Co. Ltd. Class A	37,050	43
*	OneConnect Financial Technology Co. Ltd. ADR	39,698	43
	Sino Wealth Electronic Ltd. Class A	7,469	43
	China Modern Dairy Holdings Ltd.	316,000	42
	Hengdian Group DMEGC Magnetics Co. Ltd. Class A	13,800	42
[3]	Cathay Media & Education Group Inc.	274,000	42
	Shanghai Medicilon Inc. Class A	911	42
	China South Publishing & Media Group Co. Ltd. Class A	28,800	41
	China Harmony Auto Holding Ltd.	157,000	41
*	Shandong Hi-Speed New Energy Group Ltd.	4,280,000	41
	JNBY Design Ltd.	37,500	41
	Kehua Data Co. Ltd. Class A	8,100	41
	Yuexiu Transport Infrastructure Ltd.	84,000	40
	Wuhan Guide Infrared Co. Ltd. Class A	19,200	40
	LB Group Co. Ltd. Class A	15,800	40
	Shanghai International Port Group Co. Ltd. Class A	50,500	40
	Hongfa Technology Co. Ltd. Class A	7,280	40
	Longshine Technology Group Co. Ltd. Class A	10,300	40
	China International Marine Containers Group Co. Ltd. Class H	46,950	39
	Livzon Pharmaceutical Group Inc. Class A	8,500	39
	Yunnan Aluminium Co. Ltd. Class A	27,100	39
	Chacha Food Co. Ltd. Class A	5,700	39
*	EHang Holdings Ltd. ADR	5,893	39
	CPMC Holdings Ltd.	89,000	38
		Shares	Market Value• ($000)
	CSC Financial Co. Ltd. Class A	9,800	38
	Foran Energy Group Co. Ltd.	20,600	38
	Livzon Pharmaceutical Group Inc. Class H	13,300	38
	Zhejiang Huahai Pharmaceutical Co. Ltd. Class A	13,300	38
[3]	AK Medical Holdings Ltd.	44,000	38
	Suzhou TFC Optical Communication Co. Ltd. Class A	8,700	38
	DeHua TB New Decoration Materials Co. Ltd. Class A	30,200	38
	Shenzhen Expressway Corp. Ltd. Class H	42,000	37
	China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. Class A	6,500	37
	Yantai Dongcheng Pharmaceutical Co. Ltd. Class A	18,700	37
	Hisense Home Appliances Group Co. Ltd. Class A	20,000	37
*	Cheng De Lolo Co. Ltd. Class A	30,000	37
	Titan Wind Energy Suzhou Co. Ltd. Class A	18,600	37
	China Tianying Inc. Class A	45,200	37
	Chongqing Zaisheng Technology Corp. Ltd. Class A	41,300	37
*	Niu Technologies ADR	6,232	37
*,3	Mobvista Inc.	62,000	37
*	Hi Sun Technology China Ltd.	321,000	36
	Shanxi Securities Co. Ltd. Class A	43,300	36
	Liaoning Port Co. Ltd. Class A	149,600	36
*,3	Shimao Services Holdings Ltd.	139,000	36
*	China Tungsten & Hightech Materials Co. Ltd. Class A	19,100	36
*	Roshow Technology Co. Ltd. Class A	20,400	36
	Sinotrans Ltd. Class H	123,000	35
*	Zhuguang Holdings Group Co. Ltd.	276,000	35

24

ESG International Stock ETF
		Shares	Market Value• ($000)
*	Beijing Dabeinong Technology Group Co. Ltd. Class A	28,100	35
	Changchun Faway Automobile Components Co. Ltd. Class A	26,600	35
*,3	Maoyan Entertainment	42,000	35
	Jiangsu Shuangxing Color Plastic New Materials Co. Ltd. Class A	12,600	35
	Shanghai Belling Co. Ltd. Class A	12,400	35
	Shanxi Taigang Stainless Steel Co. Ltd. Class A	49,600	35
	Haohua Chemical Science & Technology Co. Ltd.	6,500	35
*	Jiangsu Akcome Science & Technology Co. Ltd. Class A	67,800	35
*	Central China Management Co. Ltd.	355,000	35
	Rongsheng Petrochemical Co. Ltd. Class A	16,700	34
	Xiamen C & D Inc. Class A	20,300	34
	Shenzhen Expressway Corp. Ltd.	27,700	34
*	Jiangsu Lihua Animal Husbandry Stock Co. Ltd. Class A	5,100	34
[3]	Sunac Services Holdings Ltd.	113,000	34
	Nantong Jianghai Capacitor Co. Ltd. Class A	9,500	34
	Guangdong Provincial Expressway Development Co. Ltd. Class B	44,700	33
	Tian Lun Gas Holdings Ltd.	73,000	33
	Zhejiang Weixing New Building Materials Co. Ltd. Class A	11,000	33
	Guangzhou Kingmed Diagnostics Group Co. Ltd. Class A	3,400	33
*,1	Colour Life Services Group Co. Ltd.	413,159	33
	Shenzhen Gas Corp. Ltd. Class A	30,200	33
	Shenzhen Megmeet Electrical Co. Ltd. Class A	7,200	33
		Shares	Market Value• ($000)
*	Innuovo Technology Co. Ltd. Class A	32,800	33
	West China Cement Ltd.	260,000	32
*	China TransInfo Technology Co. Ltd. Class A	22,600	32
*	Bank of Zhengzhou Co. Ltd. Class A	86,031	32
	KWG Living Group Holdings Ltd.	180,906	32
	Qingling Motors Co. Ltd. Class H	196,000	31
	Shenzhen Kedali Industry Co. Ltd. Class A	1,900	31
	Xi'an Triangle Defense Co. Ltd. Class A	5,500	31
	Zhende Medical Co. Ltd. Class A	5,200	31
	Kangji Medical Holdings Ltd.	39,500	31
	Shenzhen Topband Co. Ltd. Class A	17,100	31
	QuakeSafe Technologies Co. Ltd.	3,839	31
	Shanghai Chlor-Alkali Chemical Co. Ltd. Class B	43,700	30
	China Shineway Pharmaceutical Group Ltd.	39,000	30
	Lepu Medical Technology Beijing Co. Ltd. Class A	10,900	30
	China Resources Double Crane Pharmaceutical Co. Ltd. Class A	11,000	30
	Beijing Tiantan Biological Products Corp. Ltd. Class A	9,336	30
	Zhejiang Xinan Chemical Industrial Group Co. Ltd. Class A	11,060	30
*,3	Viva Biotech Holdings	128,500	30
[3]	Hangzhou Tigermed Consulting Co. Ltd. Class H	3,000	30
	Shenzhen Senior Technology Material Co. Ltd. Class A	8,990	30
	Shenzhen Investment Ltd.	158,000	29
	Shanghai Jinjiang International Hotels Co. Ltd. Class B	14,600	29

25

ESG International Stock ETF
		Shares	Market Value• ($000)
*	China High Speed Transmission Equipment Group Co. Ltd.	51,000	29
*,1	China Zhongwang Holdings Ltd.	133,200	29
	Greatview Aseptic Packaging Co. Ltd.	154,000	29
	Anhui Construction Engineering Group Co. Ltd. Class A	35,000	29
	Humanwell Healthcare Group Co. Ltd. Class A	10,700	29
*	Skshu Paint Co. Ltd. Class A	2,180	29
	Hengyi Petrochemical Co. Ltd. Class A	22,400	29
	Zhongfu Information Inc. Class A	11,300	29
	Shanghai Wanye Enterprises Co. Ltd. Class A	9,200	29
	Yijiahe Technology Co. Ltd. Class A	4,200	29
	Chengdu CORPRO Technology Co. Ltd. Class A	7,900	28
	Shanghai Yuyuan Tourist Mart Group Co. Ltd.	23,900	28
	Jonjee Hi-Tech Industrial & Commercial Holding Co. Ltd. Class A	5,700	28
	Sichuan Yahua Industrial Group Co. Ltd. Class A	6,800	28
	Zhejiang Weiming Environment Protection Co. Ltd. Class A	7,657	28
	Gaona Aero Material Co. Ltd. Class A	4,300	28
*	China Southern Airlines Co. Ltd. Class H	50,000	27
	China Lilang Ltd.	55,000	27
	Central China Securities Co. Ltd. Class A	48,600	27
*	Shenzhen Everwin Precision Technology Co. Ltd. Class A	14,200	27
*,3	CStone Pharmaceuticals	43,500	27
	Shanghai Hanbell Precise Machinery Co. Ltd. Class A	7,600	27
*	Sichuan Development Lomon Co. Ltd. Class A	15,400	27
	Hisense Home Appliances Group Co. Ltd.	24,000	26
		Shares	Market Value• ($000)
	GEM Co. Ltd. Class A	21,700	26
	Western Securities Co. Ltd. Class A	27,900	26
	Jiangsu Guotai International Group Co. Ltd.	19,400	26
	Beijing Strong Biotechnologies Inc. Class A	9,900	26
[3]	China Everbright Greentech Ltd.	125,000	26
	Red Avenue New Materials Group Co. Ltd. Class A	6,100	26
	Victory Giant Technology Huizhou Co. Ltd. Class A	11,000	26
	Bafang Electric Suzhou Co. Ltd. Class A	1,200	26
	Qingdao Haier Biomedical Co. Ltd. Class A	2,543	26
	Hangcha Group Co. Ltd. Class A	12,600	26
*	Burning Rock Biotech Ltd. ADR	6,619	26
	Angang Steel Co. Ltd. Class H	80,000	25
*	Brilliance China Automotive Holdings Ltd.	90,000	25
	Beijing Shiji Information Technology Co. Ltd. Class A	13,440	25
	TCL Technology Group Corp. Class A	41,200	25
*	Industrial Securities Co. Ltd. Class A	28,080	25
*	Guangshen Railway Co. Ltd. Class A	83,800	25
	Sanquan Food Co. Ltd. Class A	9,630	25
	Beijing Chunlizhengda Medical Instruments Co. Ltd. Class H	17,500	25
[3]	Shenzhen Hepalink Pharmaceutical Group Co. Ltd. Class H	31,000	25
	WUS Printed Circuit Kunshan Co. Ltd. Class A	13,640	24
	Health & Happiness H&H International Holdings Ltd.	18,000	24
	Zhejiang Communications Technology Co. Ltd.	26,400	24

26

ESG International Stock ETF
		Shares	Market Value• ($000)
	New China Life Insurance Co. Ltd. Class A	5,700	24
*,3	Meitu Inc.	226,500	24
	Shenzhen Yinghe Technology Co. Ltd. Class A	6,200	24
	JL Mag Rare-Earth Co. Ltd. Class A	4,500	24
	Beijing Bei Mo Gao Ke Friction Material Co. Ltd. Class A	3,510	24
	Shanghai Industrial Urban Development Group Ltd.	282,000	23
	INESA Intelligent Tech Inc. Class B	50,600	23
*	China Dongxiang Group Co. Ltd.	514,000	23
	Sealand Securities Co. Ltd. Class A	44,000	23
*	Zhejiang Narada Power Source Co. Ltd. Class A	6,900	23
	Guangxi Liugong Machinery Co. Ltd. Class A	25,800	23
	Shenzhen Gongjin Electronics Co. Ltd. Class A	20,000	23
	China Kepei Education Group Ltd.	88,000	23
	Jiangsu Provincial Agricultural Reclamation & Development Corp.	11,400	23
	Edan Instruments Inc. Class A	13,000	23
*	SOHO China Ltd.	121,000	22
	Guomai Technologies Inc. Class A	27,000	22
	Hainan Strait Shipping Co. Ltd. Class A	27,750	22
	China Jushi Co. Ltd. Class A	10,744	22
*	Advanced Technology & Materials Co. Ltd. Class A	18,300	22
	Sinocare Inc. Class A	5,700	22
	CNHTC Jinan Truck Co. Ltd. Class A	14,420	22
	PharmaBlock Sciences Nanjing Inc. Class A	1,800	22
	Black Peony Group Co. Ltd. Class A	19,800	22
*	Hainan Development Holdings Nanhai Co. Ltd. Class A	13,500	22
		Shares	Market Value• ($000)
*	China Railway Materials Co. Ltd. Class A	54,300	22
*	Jiangsu Hoperun Software Co. Ltd. Class A	7,600	21
	Hangxiao Steel Structure Co. Ltd. Class A	28,100	21
	Zhejiang Wanma Co. Ltd. Class A	15,000	21
*	China Aluminum International Engineering Corp. Ltd. Class A	33,900	21
	Infore Environment Technology Group Co. Ltd. Class A	29,500	21
	Xinjiang Communications Construction Group Co. Ltd. Class A	10,400	21
	Shenzhen Fastprint Circuit Tech Co. Ltd. Class A	12,300	21
	Jiangsu Nata Opto-electronic Material Co. Ltd. Class A	4,160	21
	Chengdu Leejun Industrial Co. Ltd. Class A	21,800	21
	Zhejiang Cfmoto Power Co. Ltd. Class A	900	21
*	Sichuan New Energy Power Co. Ltd.	7,300	21
	Yunnan Tin Co. Ltd. Class A	10,200	20
*	Wens Foodstuffs Group Co. Ltd. Class A	5,800	20
*	Sunward Intelligent Equipment Co. Ltd. Class A	20,700	20
*	Guocheng Mining Co. Ltd. Class A	7,100	20
[3]	Qingdao Port International Co. Ltd. Class H	43,000	20
*	LVGEM China Real Estate Investment Co. Ltd.	164,000	20
*	Flat Glass Group Co. Ltd. Class H	6,000	20
*	Shandong Longda Meishi Co. Ltd. Class A	14,700	20
	First Tractor Co. Ltd. Class H	48,000	19

27

ESG International Stock ETF
		Shares	Market Value• ($000)
	Dongjiang Environmental Co. Ltd. Class A	21,700	19
[3]	Midea Real Estate Holding Ltd.	17,800	19
	Nanjing Iron & Steel Co. Ltd. Class A	44,500	19
	Telling Telecommunication Holding Co. Ltd. Class A	10,900	19
	Taiji Computer Corp. Ltd. Class A	7,400	19
	Proya Cosmetics Co. Ltd. Class A	840	19
	GCL Energy Technology Co. Ltd.	9,400	19
	Shanghai Jinqiao Export Processing Zone Development Co. Ltd. Class B	18,800	18
	BBMG Corp. Class H	133,000	18
	China South City Holdings Ltd.	284,000	18
	Shanghai Ganglian E-Commerce Holdings Co. Ltd. Class A	5,880	18
	JSTI Group Class A	18,000	18
	Zhejiang Jiemei Electronic & Technology Co. Ltd. Class A	5,000	18
	Sichuan Hexie Shuangma Co. Ltd. Class A	6,000	18
	Times China Holdings Ltd.	124,000	18
	CNNC Hua Yuan Titanium Dioxide Co. Ltd. Class A	15,900	18
	Hubei Dinglong Co. Ltd. Class A	5,600	18
	Shenzhen H&T Intelligent Control Co. Ltd. Class A	7,500	18
	Sinofibers Technology Co. Ltd. Class A	2,700	18
	Yankershop Food Co. Ltd. Class A	1,300	18
	China Railway Signal & Communication Corp. Ltd. Class A	27,659	18
	Goke Microelectronics Co. Ltd. Class A	1,700	18
*	TCL Electronics Holdings Ltd.	35,000	17
	Chengdu Xingrong Environment Co. Ltd. Class A	22,200	17
		Shares	Market Value• ($000)
	Xinyu Iron & Steel Co. Ltd. Class A	27,300	17
	BBMG Corp. Class A	45,100	17
	Shengyi Technology Co. Ltd. Class A	7,200	17
	Suzhou Anjie Technology Co. Ltd. Class A	8,300	17
*	Kunshan Kersen Science & Technology Co. Ltd. Class A	15,000	17
	Times Neighborhood Holdings Ltd.	171,000	17
	Tofflon Science & Technology Group Co. Ltd. Class A	4,500	17
*	Yantai Zhenghai Magnetic Material Co. Ltd. Class A	8,500	17
	Yusys Technologies Co. Ltd. Class A	7,680	17
	Nanjing Yunhai Special Metals Co. Ltd. Class A	5,300	17
	Fujian Cement Inc. Class A	19,900	17
*	Youdao Inc. ADR	3,215	17
	CanSino Biologics Inc. Class A	948	17
	Zhejiang Orient Gene Biotech Co. Ltd. Class A	1,286	17
	Hunan Valin Steel Co. Ltd. Class A	25,300	16
*	Q Technology Group Co. Ltd.	30,000	16
	Laobaixing Pharmacy Chain JSC Class A	3,328	16
*	Zhejiang Jingu Co. Ltd. Class A	15,900	16
	Hangjin Technology Co. Ltd. Class A	3,500	16
[3]	China East Education Holdings Ltd.	37,000	16
	State Grid Information & Communication Co. Ltd.	8,100	16
	CETC Digital Technology Co. Ltd. Class A	6,240	16
*	China Express Airlines Co. Ltd. Class A	9,600	16
	Pacific Shuanglin Bio-pharmacy Co. Ltd.	5,300	16
*	Beijing Bohui Innovation Biotechnology Group Co. Ltd. Class A	16,700	16
	Luoyang Xinqianglian Slewing Bearing Co. Ltd. Class A	1,480	16

28

ESG International Stock ETF
		Shares	Market Value• ($000)
	Shanghai Waigaoqiao Free Trade Zone Group Co. Ltd. Class B	16,700	15
	Xinhua Winshare Publishing & Media Co. Ltd. Class H	22,000	15
*	Skyfame Realty Holdings Ltd.	2,226,000	15
[3]	Shanghai Haohai Biological Technology Co. Ltd. Class H	4,400	15
	Hunan Aihua Group Co. Ltd. Class A	3,800	15
	Huagong Tech Co. Ltd. Class A	4,800	15
	Guangdong Zhongsheng Pharmaceutical Co. Ltd. Class A	7,700	15
	Shenzhen Sunline Tech Co. Ltd. Class A	10,300	15
	Sonoscape Medical Corp. Class A	2,700	15
	Beijing Aosaikang Pharmaceutical Co. Ltd. Class A	11,600	15
	Canny Elevator Co. Ltd. Class A	14,400	15
	Xiamen Xiangyu Co. Ltd. Class A	11,000	15
	Shanghai Haohai Biological Technology Co. Ltd. Class A	1,374	15
	Sunresin New Materials Co. Ltd. Class A	1,300	15
*	Ausnutria Dairy Corp. Ltd.	17,000	14
	Yuzhou Group Holdings Co. Ltd.	319,000	14
	CETC Potevio Science&Technology Co. Ltd. Class A	4,600	14
	Shenzhen Agricultural Products Group Co. Ltd. Class A	16,100	14
	IKD Co. Ltd. Class A	5,700	14
	Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd. Class A	2,100	14
	Hainan Poly Pharm Co. Ltd. Class A	3,500	14
*	Wuhan Raycus Fiber Laser Technologies Co. Ltd. Class A	3,315	14
	Shenzhen Suntak Circuit Technology Co. Ltd. Class A	7,900	14
		Shares	Market Value• ($000)
	Zhejiang Garden Bio-Chemical High-tech Co. Ltd. Class A	5,500	14
	CTS International Logistics Corp. Ltd. Class A	10,800	14
	Fibocom Wireless Inc. Class A	4,350	14
*	Zibo Qixiang Tengda Chemical Co. Ltd. Class A	13,700	14
*	Xiamen Jihong Technology Co. Ltd. Class A	7,400	14
	Yunda Holding Co. Ltd. Class A	5,200	13
*	Zhenro Properties Group Ltd.	272,000	13
	PCI Technology Group Co. Ltd. Class A	14,900	13
	Hexing Electrical Co. Ltd. Class A	5,300	13
	Shandong Hi-Speed Road & Bridge Co. Ltd. Class A	10,100	13
	Zhuzhou Hongda Electronics Corp. Ltd. Class A	2,000	13
	Biem.L.Fdlkk Garment Co. Ltd. Class A	4,100	13
	Shenzhen Woer Heat-Shrinkable Material Co. Ltd. Class A	12,800	13
	Quectel Wireless Solutions Co. Ltd. Class A	621	13
	Era Co. Ltd. Class A	18,600	13
	Shenzhen Changhong Technology Co. Ltd. Class A	5,000	13
*,3	Archosaur Games Inc.	26,000	13
	Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co. Ltd. Class H	31,000	12
	Daan Gene Co. Ltd. Class A	4,500	12
*	Shandong Yisheng Livestock & Poultry Breeding Co. Ltd. Class A	8,700	12
	Anhui Jinhe Industrial Co. Ltd. Class A	2,000	12
	Guangzhou Shiyuan Electronic Technology Co. Ltd. Class A	1,200	12

29

ESG International Stock ETF
		Shares	Market Value• ($000)
	Qingdao Port International Co. Ltd. Class A	15,500	12
	Sinolink Securities Co. Ltd. Class A	9,500	12
	Shanghai Dazhong Public Utilities Group Co. Ltd. Class A	25,900	12
*	Ronshine China Holdings Ltd.	126,000	12
*	Jilin Electric Power Co. Ltd. Class A	12,600	12
	Wuhu Token Science Co. Ltd. Class A	11,500	12
	Xinhua Winshare Publishing & Media Co. Ltd. Class A	7,700	12
	Red Star Macalline Group Corp. Ltd. Class A	16,280	12
	China CAMC Engineering Co. Ltd. Class A	10,100	12
	Shandong Jincheng Pharmaceutical Group Co. Ltd. Class A	2,800	12
	Guangdong Topstar Technology Co. Ltd. Class A	6,400	12
	Streamax Technology Co. Ltd. Class A	3,200	12
	Bluefocus Intelligent Communications Group Co. Ltd. Class A	13,000	11
	Chongqing Water Group Co. Ltd. Class A	14,300	11
*	Chongqing Iron & Steel Co. Ltd. Class A	44,000	11
*	Sichuan Haite High-tech Co. Ltd. Class A	7,900	11
	Beijing GeoEnviron Engineering & Technology Inc. Class A	6,600	11
	Zhejiang Dingli Machinery Co. Ltd. Class A	2,000	11
	Chongqing Rural Commercial Bank Co. Ltd. Class A	20,400	11
	Anhui Truchum Advanced Materials & Technology Co. Ltd. Class A	7,900	11
	Shanghai Pret Composites Co. Ltd. Class A	4,800	11
		Shares	Market Value• ($000)
	Zhejiang Jiecang Linear Motion Technology Co. Ltd. Class A	2,700	11
	Longhua Technology Group Luoyang Co. Ltd. Class A	10,000	11
	Eastern Communications Co. Ltd. Class B	24,000	10
	DHC Software Co. Ltd. Class A	12,000	10
*	STO Express Co. Ltd. Class A	6,300	10
	Heilongjiang Agriculture Co. Ltd. Class A	4,800	10
*,1	China Aoyuan Group Ltd.	91,000	10
*	Zhuhai Orbita Aerospace Science & Technology Co. Ltd. Class A	7,400	10
	Sai Micro Electronics Inc. Class A	4,500	10
	Mayinglong Pharmaceutical Group Co. Ltd. Class A	3,000	10
	Gansu Shangfeng Cement Co. Ltd. Class A	4,920	10
	Zhuhai Bojay Electronics Co. Ltd. Class A	1,800	10
	Hangzhou Electronic Soul Network Technology Co. Ltd. Class A	3,100	10
	Shandong Head Group Co. Ltd. Class A	2,000	10
	Ningbo Huaxiang Electronic Co. Ltd. Class A	4,200	9
*	Hand Enterprise Solutions Co. Ltd. Class A	8,300	9
	Shenzhen Ysstech Info-tech Co. Ltd. Class A	7,600	9
	FAWER Automotive Parts Co. Ltd. Class A	12,500	9
	Guangzhou Shangpin Home Collection Co. Ltd. Class A	2,600	9
	Jointown Pharmaceutical Group Co. Ltd. Class A	5,000	9
	Joincare Pharmaceutical Group Industry Co. Ltd. Class A	5,900	9

30

ESG International Stock ETF
		Shares	Market Value• ($000)
	Xuji Electric Co. Ltd. Class A	3,100	9
	Goldenmax International Technology Ltd. Class A	7,000	9
	Jiangsu Nhwa Pharmaceutical Co. Ltd. Class A	3,800	9
*	Guangdong Dongfang Precision Science & Technology Co. Ltd. Class A	13,700	9
	Xinhuanet Co. Ltd. Class A	3,600	9
*	YanTai Shuangta Food Co. Ltd. Class A	8,100	9
*	Mianyang Fulin Precision Co. Ltd.	3,750	9
	Zhejiang Tianyu Pharmaceutical Co. Ltd. Class A	2,660	9
	COFCO Biotechnology Co. Ltd. Class A	7,000	9
	Milkyway Chemical Supply Chain Service Co. Ltd. Class A	500	9
	Beijing Ctrowell Technology Corp. Ltd. Class A	6,600	9
*	Shanghai Junshi Biosciences Co. Ltd. Class A	1,228	9
	Guangdong Aofei Data Technology Co. Ltd. Class A	6,840	9
	Lancy Co. Ltd. Class A	2,300	9
	Shanghai Fullhan Microelectronics Co. Ltd. Class A	1,000	9
	Shanghai Shibei Hi-Tech Co. Ltd. Class B	29,400	8
*,1	Kaisa Group Holdings Ltd.	98,000	8
	Shandong Sun Paper Industry JSC Ltd. Class A	4,800	8
	Beijing E-Hualu Information Technology Co. Ltd. Class A	3,900	8
*	Jinke Properties Group Co. Ltd. Class A	22,100	8
*	Chengzhi Co. Ltd. Class A	4,900	8
	Qingdao Eastsoft Communication Technology Co. Ltd. Class A	4,000	8
		Shares	Market Value• ($000)
	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. Class A	2,100	8
	G-bits Network Technology Xiamen Co. Ltd. Class A	200	8
*	Luoniushan Co. Ltd. Class A	7,800	8
	Han's Laser Technology Industry Group Co. Ltd. Class A	1,800	8
	Sino-Platinum Metals Co. Ltd. Class A	3,510	8
*	Shanghai Runda Medical Technology Co. Ltd. Class A	4,900	8
	Shenzhen FRD Science & Technology Co. Ltd.	3,300	8
	Beijing Sinnet Technology Co. Ltd. Class A	6,100	8
	PhiChem Corp. Class A	2,600	8
	Hangzhou Dptech Technologies Co. Ltd. Class A	4,350	8
	Zhejiang Starry Pharmaceutical Co. Ltd. Class A	2,800	8
	Lushang Health Industry Development Co. Ltd. Class A	5,800	8
*	Jiayuan International Group Ltd.	264,000	7
	Unisplendour Corp. Ltd. Class A	2,660	7
	Inspur Electronic Information Industry Co. Ltd. Class A	2,100	7
*	Suzhou Gold Mantis Construction Decoration Co. Ltd. Class A	9,000	7
*	Huafon Microfibre Shanghai Technology Co. Ltd.	12,400	7
	Greenland Hong Kong Holdings Ltd.	70,000	7
	BGI Genomics Co. Ltd. Class A	800	7
*	ChemPartner PharmaTech Co. Ltd. Class A	3,700	7
	Central China Securities Co. Ltd. Class H	48,000	7
	Accelink Technologies Co. Ltd. Class A	2,600	7
	Yunnan Copper Co. Ltd. Class A	4,300	7

31

ESG International Stock ETF
		Shares	Market Value• ($000)
	Xiamen Kingdomway Group Co. Class A	2,400	7
	Electric Connector Technology Co. Ltd. Class A	1,100	7
	Gansu Qilianshan Cement Group Co. Ltd. Class A	4,300	7
	Beijing Tongtech Co. Ltd. Class A	2,720	7
	China Publishing & Media Co. Ltd. Class A	9,700	7
*	Keshun Waterproof Technologies Co. Ltd. Class A	4,860	7
	Jiaozuo Wanfang Aluminum Manufacturing Co. Ltd. Class A	8,200	7
	China Foods Ltd.	20,000	6
*	Guangshen Railway Co. Ltd. Class H	38,000	6
*	Hytera Communications Corp. Ltd. Class A	8,400	6
	Beijing Originwater Technology Co. Ltd. Class A	7,200	6
	Zhejiang Meida Industrial Co. Ltd. Class A	3,300	6
	Fiberhome Telecommunication Technologies Co. Ltd. Class A	3,100	6
*	Beijing VRV Software Corp. Ltd. Class A	10,400	6
*	Yifan Pharmaceutical Co. Ltd. Class A	3,800	6
	Shenzhen Kaifa Technology Co. Ltd. Class A	3,300	6
	Xinjiang Tianshan Cement Co. Ltd. Class A	4,500	6
	Jiangxi Wannianqing Cement Co. Ltd. Class A	4,200	6
*	Zhongliang Holdings Group Co. Ltd.	66,500	6
	Amoy Diagnostics Co. Ltd. Class A	1,620	6
*	YaGuang Technology Group Co. Ltd.	6,400	6
	Wuxi Boton Technology Co. Ltd. Class A	2,600	6
*	Client Service International Inc. Class A	2,850	6
		Shares	Market Value• ($000)
	Tibet Rhodiola Pharmaceutical Holding Co. Class A	1,200	6
	Shandong Bohui Paper Industrial Co. Ltd. Class A	6,000	6
	China Automotive Engineering Research Institute Co. Ltd. Class A	2,800	6
	Beijing North Star Co. Ltd. Class H	44,000	5
*	Yango Group Co. Ltd. Class A	15,800	5
*	Lingyi iTech Guangdong Co. Class A	6,300	5
	Skyworth Digital Co. Ltd. Class A	1,700	5
	Shandong Xinhua Pharmaceutical Co. Ltd. Class A	1,800	5
	LianChuang Electronic Technology Co. Ltd. Class A	2,100	5
*,1	Beijing Watertek Information Technology Co. Ltd. Class A	9,800	5
	Shandong Dongyue Organosilicon Material Co. Ltd. Class A	2,200	5
	Chengdu Wintrue Holding Co. Ltd. Class A	2,200	5
*	Genetron Holdings Ltd. ADR	4,491	5
*	Jinmao Property Services Co. Ltd.	10,090	5
	Jingjin Equipment Inc. Class A	1,260	5
	Shandong Himile Mechanical Science & Technology Co. Ltd. Class A	1,000	4
*	OFILM Group Co. Ltd. Class A	4,800	4
	Shenzhen Desay Battery Technology Co. Class A	600	4
	Maccura Biotechnology Co. Ltd. Class A	1,500	4
	Shenzhen Leaguer Co. Ltd. Class A	3,200	4
*	Beijing Compass Technology Development Co. Ltd. Class A	500	4
	Guoyuan Securities Co. Ltd. Class A	3,300	3

32

ESG International Stock ETF
		Shares	Market Value• ($000)
*	Berry Genomics Co. Ltd. Class A	1,500	3
*	Zhejiang Jinke Tom Culture Industry Co. Ltd. Class A	5,600	3
	Wuhan Fingu Electronic Technology Co. Ltd. Class A	2,100	3
	Eoptolink Technology Inc. Ltd. Class A	800	3
	Shenyang Xingqi Pharmaceutical Co. Ltd. Class A	200	3
	Guangdong Hybribio Biotech Co. Ltd. Class A	1,050	3
	Guangdong Advertising Group Co. Ltd. Class A	5,100	3
	BrightGene Bio-Medical Technology Co. Ltd. Class A	889	3
	Foryou Corp.	500	3
*	Shengda Resources Co. Ltd. Class A	1,100	2
	Chengdu Kanghua Biological Products Co. Ltd. Class A	150	2
	Xizi Clean Energy Equipment Manufacturing Co. Ltd. Class A	900	2
	Guangdong Dowstone Technology Co. Ltd. Class A	400	1
*	Luoyang Glass Co. Ltd. Class A	300	1
			257,058
Colombia (0.0%)
	Bancolombia SA Preference Shares	55,630	384
	Bancolombia SA	44,791	346
	Interconexion Electrica SA ESP	56,821	246
	Banco Davivienda SA Preference Shares	19,293	135
	Grupo de Inversiones Suramericana SA	14,720	123
	Grupo Aval Acciones y Valores SA Preference Shares	638,547	96
	Grupo de Inversiones Suramericana SA Preference Shares	16,290	57
*	BAC Holding International Corp.	525,029	27
			1,414
		Shares	Market Value• ($000)
Czech Republic (0.0%)
	Komercni Banka A/S	20,408	478
[3]	Moneta Money Bank A/S	48,454	154
			632
Denmark (1.8%)
	Novo Nordisk A/S Class B	238,501	25,499
	DSV A/S	30,413	4,494
	Vestas Wind Systems A/S	154,212	3,859
*	Genmab A/S	9,913	3,529
	Coloplast A/S Class B	21,343	2,438
	Novozymes A/S Class B	32,597	1,871
	Chr Hansen Holding A/S	17,741	1,034
	Pandora A/S	16,240	976
	Tryg A/S	42,765	966
	GN Store Nord A/S	22,336	632
	Ringkjoebing Landbobank A/S	5,525	590
*	ISS A/S	32,895	576
*	Demant A/S	16,180	498
	SimCorp A/S	5,488	401
*	Bavarian Nordic A/S	10,433	393
*	Jyske Bank A/S (Registered)	7,788	390
	Sydbank A/S	10,371	300
*	ALK-Abello A/S Class B	15,691	292
	Ambu A/S Class B	28,565	287
*	NKT A/S	5,000	255
	D/S Norden A/S	4,308	201
	Chemometec A/S	1,831	196
	Topdanmark A/S	3,691	193
*,3	Netcompany Group A/S	4,607	187
	H Lundbeck A/S	38,008	149
	ROCKWOOL A/S Class B	679	140
	Dfds A/S	2,955	102
*	Zealand Pharma A/S	5,167	92
*	NTG Nordic Transport Group A/S	2,231	86
	Alm Brand A/S	49,798	73
	Spar Nord Bank A/S	5,397	61
	Schouw & Co. A/S	641	47
*	Nilfisk Holding A/S	2,057	46
*	H Lundbeck A/S Class A	3,013	11
			50,864
Egypt (0.0%)
	Commercial International Bank Egypt SAE	207,915	412
*	Egyptian Financial Group-Hermes Holding Co.	179,578	119
*	Medinet Nasr Housing	440,666	67
	Telecom Egypt Co.	67,366	55

33

ESG International Stock ETF
		Shares	Market Value• ($000)
	Palm Hills Developments SAE	647,185	51
	Oriental Weavers	46,027	17
			721
Finland (0.8%)
	Nordea Bank Abp	571,015	5,295
	Nokia OYJ	892,433	4,497
	Sampo OYJ Class A	74,621	3,376
	Kone OYJ Class B	61,903	2,476
	Stora Enso OYJ	98,499	1,466
	Elisa OYJ	26,904	1,439
	Kesko OYJ Class B	49,663	1,045
	Orion OYJ Class B	15,007	680
	Valmet OYJ	26,600	674
	Kojamo OYJ	26,467	443
	Huhtamaki OYJ	10,607	371
	TietoEVRY OYJ	12,691	325
	Cargotec OYJ Class B	7,541	257
	Nokian Renkaat OYJ	22,781	236
*	QT Group OYJ	2,828	143
	Sanoma OYJ	8,012	109
	Uponor OYJ	5,272	79
	Revenio Group OYJ	1,565	71
	Tokmanni Group Corp.	4,773	57
[3]	Terveystalo OYJ	6,050	54
*	F-Secure OYJ	15,991	40
	Kemira OYJ	2,307	28
*	WithSecure OYJ	15,991	27
*	Finnair OYJ	62,177	26
*,1	Ahlstrom-Munksjo OYJ	884	16
	YIT OYJ	3,951	13
	Raisio OYJ	4,240	9
	Oriola OYJ Class B	4,424	8
			23,260
France (4.0%)
	Sanofi	164,523	13,450
	BNP Paribas SA	164,011	7,622
	EssilorLuxottica SA	44,530	6,632
	AXA SA	280,689	6,611
	Hermes International	4,671	5,982
	Kering SA	11,139	5,589
	L'Oreal SA	16,072	5,520
	Danone SA	86,222	4,537
*	L'Oreal SA	12,394	4,256
	STMicroelectronics NV	99,429	3,465
	Legrand SA	43,827	3,171
	L'Oreal SA (Registered)	8,400	2,885
	Teleperformance	9,678	2,756
	Orange SA	265,581	2,690
	Cie Generale des Etablissements Michelin SCA	110,584	2,689
	Societe Generale SA	119,176	2,627
	Edenred	42,876	2,169
	Publicis Groupe SA	39,407	1,924
		Shares	Market Value• ($000)
	Carrefour SA	100,317	1,674
*,3	Worldline SA	37,959	1,626
	Getlink SE	85,991	1,619
	Credit Agricole SA	171,726	1,580
	Sartorius Stedim Biotech	3,537	1,294
	Eurofins Scientific SE	18,509	1,281
	Vivendi SE	122,043	1,106
	Arkema SA	12,249	1,034
	Gecina SA	10,616	945
*	Rexel SA	56,639	920
	Alstom SA	44,349	909
*	Renault SA	31,588	900
	Valeo	42,025	803
	Sodexo SA	10,394	795
*	Ubisoft Entertainment SA	15,561	718
*	Klepierre SA	34,443	706
	Wendel SE	7,454	586
*	Accor SA	24,343	581
	Covivio	10,249	572
	Elis SA	43,528	557
	SCOR SE	33,187	549
*	Aeroports de Paris	3,999	548
	Ipsen SA	5,567	533
	BioMerieux	5,750	526
*	SOITEC	3,581	506
*	Eurazeo SE	8,356	499
	SES SA Class A ADR	66,482	467
[3]	Amundi SA	7,827	397
*	Faurecia SE	20,686	297
*	Sodexo SA	3,622	277
	Rubis SCA	9,575	226
	Sopra Steria Group SACA	1,530	211
	IPSOS	4,466	203
*	Air France-KLM	133,435	195
[3]	Verallia SA	8,511	195
	Eurazeo SE	3,133	187
	Virbac SA	505	187
	Eutelsat Communications SA	19,569	177
	SEB SA	2,299	171
	Lagardere SA	10,069	162
*	Orpea SA	6,737	147
	Sodexo SA French Loyalty Line	1,731	132
	Coface SA	12,613	126
	Somfy SA	1,094	121
*,2	Valneva SE	13,016	119
	Nexity SA	5,129	115
*	JCDecaux SA	7,797	108
	Korian SA	8,211	105
*	Euroapi SA	6,766	105
[3]	Neoen SA	2,525	104

34

ESG International Stock ETF
		Shares	Market Value• ($000)
	SEB SA - French Loyalty 2023 Line	1,328	98
	Societe BIC SA	1,690	96
	ICADE	1,982	87
*	Carmila SA	4,952	79
	Cie Plastic Omnium SA	4,085	76
*	ID Logistics Group	256	72
*	SES-imagotag SA	718	72
*	SEB SA	948	70
	Rothschild & Co.	1,761	63
	Imerys SA	2,071	60
*	Voltalia SA (Registered)	2,715	58
	Trigano SA	617	53
*	Casino Guichard Perrachon SA	3,945	51
	Derichebourg SA	9,125	51
	Metropole Television SA	4,019	50
	Vetoquinol SA	410	48
	Television Francaise 1	7,087	45
	Interparfums SA	917	43
[3]	ALD SA	3,785	41
*,3	Elior Group SA	12,829	41
*	Faurecia SE	2,833	40
	Quadient SA	2,243	38
*	Solutions 30 SE	12,386	36
	Fnac Darty SA	989	33
[3]	Maisons du Monde SA	3,060	29
	Mercialys SA	3,403	27
	Beneteau SA	1,768	19
*,3	SMCP SA	3,555	19
*,3	X-Fab Silicon Foundries SE	2,926	18
	Manitou BF SA	983	16
	Altarea SCA	93	12
*	GL Events	718	12
	Equasens	152	12
	Lisi SA	498	11
	Jacquet Metals SACA	618	10
	Vicat SA	393	10
*	OVH Groupe SAS	818	10
	LISI	376	8
	Vilmorin & Cie SA	169	7
*	Tarkett SA	445	6
	Boiron SA	65	3
			114,106
Germany (4.8%)
	SAP SE	169,516	14,438
	Allianz SE (Registered)	60,763	10,271
	Deutsche Telekom AG (Registered)	502,657	9,474
	Bayer AG (Registered)	151,834	8,030
	Mercedes-Benz Group AG	128,108	7,182
	Deutsche Post AG (Registered)	154,449	5,637
		Shares	Market Value• ($000)
	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	21,129	5,048
	Infineon Technologies AG	201,763	4,937
	Deutsche Boerse AG	27,563	4,660
	adidas AG	29,062	4,309
	Merck KGaA	20,638	3,545
	Vonovia SE	118,068	3,196
	Bayerische Motoren Werke AG Preference Shares	39,919	2,775
	Deutsche Bank AG (Registered)	318,227	2,655
	Symrise AG Class A	21,247	2,223
[3]	Siemens Healthineers AG	38,911	1,901
	Sartorius AG Preference Shares	4,357	1,815
	Brenntag SE	27,299	1,790
*	QIAGEN NV	38,816	1,761
	Beiersdorf AG	17,183	1,734
*	Daimler Truck Holding AG	65,460	1,674
	Fresenius SE & Co. KGaA	67,058	1,659
	Henkel AG & Co. KGaA	25,987	1,625
	Hannover Rueck SE	10,224	1,507
	Bayerische Motoren Werke AG	19,707	1,452
	HeidelbergCement AG	27,021	1,220
	Fresenius Medical Care AG & Co. KGaA	34,874	1,194
	Puma SE	19,337	1,182
*,3	Delivery Hero SE	27,916	1,159
	GEA Group AG	33,082	1,151
*	Commerzbank AG	169,487	1,128
	Continental AG	18,978	1,093
[3]	Covestro AG	33,806	1,019
	LEG Immobilien SE	13,314	1,006
	Henkel AG & Co. KGaA Preference Shares	14,674	947
	Siemens Energy AG	63,477	934
*,3	Zalando SE	36,379	842
[3]	Scout24 SE	14,428	831
	HUGO BOSS AG	14,345	782
	K+S AG (Registered)	30,966	705
	Carl Zeiss Meditec AG	5,172	644
	Freenet AG	28,513	622
*	HelloFresh SE	25,818	616
	KION Group AG	15,069	602
	Aroundtown SA	205,750	600
	FUCHS PETROLUB SE	25,322	590
*	Evotec SE	26,129	574
	LANXESS AG	15,663	529

35

ESG International Stock ETF
		Shares	Market Value• ($000)
*,2	Deutsche Lufthansa AG (Registered)	81,865	487
	United Internet AG (Registered)	20,916	473
	Bechtle AG	12,089	463
	Nemetschek SE	7,840	462
	ProSiebenSat.1 Media SE	52,555	406
	Evonik Industries AG	21,457	400
	AIXTRON SE	16,688	391
	Knorr-Bremse AG	7,979	387
	Encavis AG	17,471	373
	Rational AG	604	326
	Aurubis AG	5,201	315
	Telefonica Deutschland Holding AG	106,007	275
	Wacker Chemie AG	1,919	273
	Vantage Towers AG	10,478	272
	Stabilus SE	5,198	266
	Gerresheimer AG	4,761	249
*,3	TeamViewer AG	23,223	232
	Hella GmbH & Co. KGaA	3,181	224
*	Aareal Bank AG (XETR)	6,893	220
[3]	Befesa SA	4,982	205
	Sixt SE Preference Shares	3,157	189
	CANCOM SE	6,192	173
	VERBIO Vereinigte BioEnergie AG	2,651	170
	Jungheinrich AG Preference Shares	6,322	154
*	Nordex SE	16,034	154
	TAG Immobilien AG	16,302	150
	Siltronic AG	2,192	150
	CompuGroup Medical SE & Co. KGaA	3,973	149
	Software AG	5,325	145
	Deutsche Wohnen SE	6,329	144
	Synlab AG	9,529	140
*	Fraport AG Frankfurt Airport Services Worldwide	3,203	139
*	Hypoport SE	693	135
	Suedzucker AG	9,234	127
*	Vitesco Technologies Group AG	2,530	124
	Salzgitter AG	4,814	118
[3]	Deutsche Pfandbriefbank AG	13,314	115
*,3	Auto1 Group SE	10,451	110
	GRENKE AG	4,528	109
*	flatexDEGIRO AG	10,964	106
	Sixt SE	1,046	102
	RTL Group SA	2,634	98
	Jenoptik AG	4,557	96
	Duerr AG	4,304	95
		Shares	Market Value• ($000)
	Eckert & Ziegler Strahlen- und Medizintechnik AG	2,398	95
*	METRO AG	10,901	87
	Varta AG	1,212	85
	Kontron AG	5,155	78
	Talanx AG	2,040	72
	Dermapharm Holding SE	1,494	69
	Fielmann AG	1,746	65
	Pfeiffer Vacuum Technology AG	485	64
	GFT Technologies SE	1,903	63
	Stroeer SE & Co. KGaA	1,417	60
	Atoss Software AG	423	56
*	Nagarro SE	542	55
*	MorphoSys AG	3,082	54
	1&1 AG	3,146	51
[3]	Instone Real Estate Group SE	5,402	48
	Grand City Properties SA	3,942	47
	Norma Group SE	3,000	47
	Adesso SE	385	47
	Krones AG	560	46
	Hornbach Holding AG & Co. KGaA	649	46
	STRATEC SE	511	44
*	SMA Solar Technology AG	806	41
	PATRIZIA SE	3,200	40
	CropEnergies AG	2,432	40
*,3	ADLER Group SA	14,084	40
*,3	Shop Apotheke Europe NV	713	40
[3]	DWS Group GmbH & Co. KGaA	1,444	39
	Secunet Security Networks AG	181	39
	Basler AG	1,584	39
	BayWa AG	684	30
	Deutsche Beteiligungs AG	832	23
	CECONOMY AG	13,651	20
	Deutz AG	5,356	20
*	Aareal Bank AG	600	20
*	About You Holding SE	2,496	18
	Washtec AG	418	17
	Takkt AG	1,500	15
	DIC Asset AG	1,490	15
	Schaeffler AG Preference Shares	2,248	12
	New Work SE	100	12
	Draegerwerk AG & Co. KGaA Preference Shares	235	11

36

ESG International Stock ETF
		Shares	Market Value• ($000)
	KWS Saat SE & Co. KGaA	157	10
	ElringKlinger AG	1,438	10
	Wacker Neuson SE	574	10
*	Global Fashion Group SA	7,102	10
	FUCHS PETROLUB SE Preference Shares	203	6
	Wuestenrot & Wuerttembergische AG	318	5
*	Koenig & Bauer AG	378	4
	Hamburger Hafen und Logistik AG	346	4
	Draegerwerk AG & Co. KGaA	110	4
			137,032
Greece (0.1%)
	Hellenic Telecommunications Organization SA	42,026	669
*	Eurobank Ergasias Services & Holdings SA	613,263	569
*	Alpha Services & Holdings SA	286,646	265
*	National Bank of Greece SA	60,035	194
	JUMBO SA	11,450	164
*	Piraeus Financial Holdings SA	137,330	144
	Fourlis Holdings SA	41,041	123
	Terna Energy SA	3,665	65
	Hellenic Exchanges - Athens Stock Exchange SA	17,518	58
*	Aegean Airlines SA	11,804	58
	Sarantis SA	4,643	28
	Holding Co. ADMIE IPTO SA	12,993	23
	Viohalco SA	4,507	15
	Quest Holdings SA	2,608	12
*	GEK Terna Holding Real Estate Construction SA	1,145	11
*	LAMDA Development SA	930	6
			2,404
Hong Kong (2.1%)
	AIA Group Ltd.	1,856,200	17,859
	Hong Kong Exchanges & Clearing Ltd.	196,600	7,922
	Sun Hung Kai Properties Ltd.	241,000	2,831
	Link REIT	332,300	2,572
	Techtronic Industries Co. Ltd.	205,000	2,418
		Shares	Market Value• ($000)
	BOC Hong Kong Holdings Ltd.	605,000	2,082
	Hang Seng Bank Ltd.	122,400	1,916
	CK Asset Holdings Ltd.	274,000	1,849
	Wharf Real Estate Investment Co. Ltd.	289,000	1,315
	Lenovo Group Ltd.	1,312,000	1,081
	Sino Land Co. Ltd.	732,000	1,070
	MTR Corp. Ltd.	187,000	958
[3]	WH Group Ltd.	1,333,092	908
	Wharf Holdings Ltd.	232,000	874
	Hongkong Land Holdings Ltd.	160,400	775
	Hang Lung Properties Ltd.	422,000	702
*,3	ESR Group Ltd.	246,800	691
	Tingyi Cayman Islands Holding Corp.	356,000	632
	SITC International Holdings Co. Ltd.	228,000	578
	PCCW Ltd.	1,142,590	572
	Orient Overseas International Ltd.	19,500	544
	Want Want China Holdings Ltd.	762,000	537
	Hysan Development Co. Ltd.	185,000	521
	Chow Tai Fook Jewellery Group Ltd.	236,400	476
*,3	Samsonite International SA	187,800	459
	Henderson Land Development Co. Ltd.	133,400	446
	Swire Properties Ltd.	182,600	421
	ASMPT Ltd.	53,800	417
	Swire Pacific Ltd. Class B	332,500	386
	PRADA SpA	70,600	383
	Swire Pacific Ltd. Class A	46,000	318
	Bank of East Asia Ltd.	236,800	298
	Minth Group Ltd.	102,000	289
	AAC Technologies Holdings Inc.	144,000	267
	Canvest Environmental Protection Group Co. Ltd.	431,000	258
	Pacific Basin Shipping Ltd.	609,000	216
[3]	BOC Aviation Ltd.	24,000	192
	Fortune REIT	220,000	179
	L'Occitane International SA	53,750	169
*	Vitasoy International Holdings Ltd.	102,000	160
	Uni-President China Holdings Ltd.	156,000	134

37

ESG International Stock ETF
		Shares	Market Value• ($000)
*	Microport Scientific Corp.	65,800	131
	Kerry Properties Ltd.	52,500	121
	Yue Yuen Industrial Holdings Ltd.	79,500	119
*	Cowell e Holdings Inc.	58,000	118
	First Pacific Co. Ltd.	304,000	117
	Hong Kong Technology Venture Co. Ltd.	148,000	112
	Luk Fook Holdings International Ltd.	42,180	108
	Vinda International Holdings Ltd.	38,000	106
*	Vobile Group Ltd.	221,000	106
[3]	JS Global Lifestyle Co. Ltd.	86,000	102
*	MMG Ltd.	360,000	98
*	IGG Inc.	219,000	94
*	Towngas Smart Energy Co. Ltd.	211,000	93
	VTech Holdings Ltd.	13,600	92
	Kerry Logistics Network Ltd.	39,500	87
	LK Technology Holdings Ltd.	57,500	84
	Nexteer Automotive Group Ltd.	109,000	81
*	Cathay Pacific Airways Ltd.	76,181	79
*	China Travel International Investment Hong Kong Ltd.	412,000	75
[3]	AsiaInfo Technologies Ltd.	52,000	75
	Giordano International Ltd.	316,000	74
	Hang Lung Group Ltd.	41,000	69
	DFI Retail Group Holdings Ltd.	24,500	67
	HKBN Ltd.	70,000	67
*,3	Hua Medicine	118,000	59
	Johnson Electric Holdings Ltd.	48,500	57
	Shui On Land Ltd.	446,000	56
	Lee & Man Paper Manufacturing Ltd.	153,000	55
*	OCI International Holdings Ltd.	128,000	55
	Stella International Holdings Ltd.	46,000	54
*	Realord Group Holdings Ltd.	42,000	53
	Truly International Holdings Ltd.	234,000	51
*,3	Xiabuxiabu Catering Management China Holdings Co. Ltd.	99,000	47
		Shares	Market Value• ($000)
	Cafe de Coral Holdings Ltd.	32,000	46
	Texhong Textile Group Ltd.	49,000	46
*,3	FIT Hon Teng Ltd.	298,000	44
*	Lifestyle International Holdings Ltd.	70,500	41
	Vesync Co. Ltd.	64,000	41
*,3	Jacobio Pharmaceuticals Group Co. Ltd.	60,000	41
*	Shangri-La Asia Ltd.	50,000	40
	Pou Sheng International Holdings Ltd.	370,000	37
*	Esprit Holdings Ltd.	292,471	36
*	Cosmopolitan International Holdings Ltd.	270,000	35
	CMBC Capital Holdings Ltd.	164,250	35
	Prosperity REIT	113,000	33
*	FIH Mobile Ltd.	243,000	31
	Hutchison Telecommunications Hong Kong Holdings Ltd.	202,000	30
	Lee's Pharmaceutical Holdings Ltd.	126,500	30
	Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	19,000	24
	Champion REIT	50,000	22
	SUNeVision Holdings Ltd.	33,000	22
	EC Healthcare	31,000	22
	Singamas Container Holdings Ltd.	216,000	20
*,3	Antengene Corp. Ltd.	38,000	20
	Value Partners Group Ltd.	62,000	18
[3]	IMAX China Holding Inc.	24,100	18
*,3	Everest Medicines Ltd.	12,000	18
*,3	JW Cayman Therapeutics Co. Ltd.	22,000	17
	Road King Infrastructure Ltd.	28,000	15
[3]	Crystal International Group Ltd.	45,000	15
*	Glory Sun Financial Group Ltd.	3,360,000	15
	Asia Cement China Holdings Corp.	27,500	14
	Haitong International Securities Group Ltd.	111,100	12
	United Laboratories International Holdings Ltd.	24,000	12

38

ESG International Stock ETF
		Shares	Market Value• ($000)
	K Wah International Holdings Ltd.	26,000	10
*	Apollo Future Mobility Group Ltd.	240,000	10
*	C-Mer Eye Care Holdings Ltd.	20,000	10
	Powerlong Commercial Management Holdings Ltd.	19,000	10
*,3	Frontage Holdings Corp.	26,000	9
*	Digital Domain Holdings Ltd.	191,000	9
	Sun Hung Kai & Co. Ltd.	11,000	5
	CITIC Telecom International Holdings Ltd.	12,000	4
*	Sa Sa International Holdings Ltd.	14,000	2
	Guotai Junan International Holdings Ltd.	25,000	2
*,1	MH Development Ltd.	6,000	1
			60,359
Hungary (0.0%)
	OTP Bank Nyrt.	36,800	783
	Richter Gedeon Nyrt.	29,338	591
*	Opus Global Nyrt.	18,991	7
			1,381
India (4.1%)
	Infosys Ltd.	535,689	9,873
	Housing Development Finance Corp. Ltd.	264,588	8,011
	Hindustan Unilever Ltd.	131,400	4,350
	Bajaj Finance Ltd.	36,032	3,252
	Axis Bank Ltd.	339,838	3,167
	Bharti Airtel Ltd.	329,688	2,986
	Asian Paints Ltd.	67,710	2,851
	ICICI Bank Ltd.	224,334	2,460
	Maruti Suzuki India Ltd.	19,889	2,243
	Titan Co. Ltd.	60,076	1,947
	Adani Total Gas Ltd.	41,561	1,938
	HCL Technologies Ltd.	160,952	1,872
*	Adani Green Energy Ltd.	58,593	1,770
	Sun Pharmaceutical Industries Ltd.	152,740	1,705
	State Bank of India	252,001	1,659
	UltraTech Cement Ltd.	16,527	1,374
	Nestle India Ltd.	5,123	1,276
	Bajaj Finserv Ltd.	5,963	1,250
*,3	Avenue Supermarts Ltd.	21,713	1,221
	Power Grid Corp. of India Ltd.	425,351	1,218
	Grasim Industries Ltd.	54,011	1,126
[3]	SBI Life Insurance Co. Ltd.	61,506	1,016
		Shares	Market Value• ($000)
[3]	HDFC Life Insurance Co. Ltd.	135,469	971
	Wipro Ltd.	180,969	927
	Dr Reddy's Laboratories Ltd.	17,209	909
	Cipla Ltd.	69,820	905
	Divi's Laboratories Ltd.	19,275	870
	Tata Consumer Products Ltd.	83,815	847
	Eicher Motors Ltd.	18,824	786
	Pidilite Industries Ltd.	22,992	785
	Britannia Industries Ltd.	16,634	778
	Apollo Hospitals Enterprise Ltd.	14,175	762
	Hero MotoCorp Ltd.	18,335	646
	Cholamandalam Investment & Finance Co. Ltd.	62,966	617
	Tata Elxsi Ltd.	5,483	612
	SRF Ltd.	19,150	604
*	Godrej Consumer Products Ltd.	50,720	584
	Marico Ltd.	88,230	579
	Info Edge India Ltd.	10,733	577
	Havells India Ltd.	33,236	575
	Dabur India Ltd.	74,492	543
*	Max Healthcare Institute Ltd.	112,314	543
	Shriram Transport Finance Co. Ltd.	32,065	538
[3]	ICICI Lombard General Insurance Co. Ltd.	33,152	533
	Trent Ltd.	30,106	527
	Page Industries Ltd.	821	523
	SBI Cards & Payment Services Ltd.	41,434	475
	Bajaj Auto Ltd.	9,239	471
	Jubilant Foodworks Ltd.	59,920	456
	Ambuja Cements Ltd.	88,120	452
	Embassy Office Parks REIT	97,996	446
	Voltas Ltd.	35,772	445
	Tube Investments of India Ltd.	15,302	431
	Indus Towers Ltd.	172,755	430
	PI Industries Ltd.	9,854	421
*	Max Financial Services Ltd.	39,267	404
*	Yes Bank Ltd.	1,971,252	404
	Indian Hotels Co. Ltd. Class A	112,349	398
*,3	Bandhan Bank Ltd.	111,346	384
	Zee Entertainment Enterprises Ltd.	119,688	381
	Ashok Leyland Ltd.	195,975	375
[3]	ICICI Prudential Life Insurance Co. Ltd.	49,194	363

39

ESG International Stock ETF
		Shares	Market Value• ($000)
	Colgate-Palmolive India Ltd.	16,953	356
	ACC Ltd.	12,409	356
	Astral Ltd.	13,364	347
[3]	Laurus Labs Ltd.	47,766	344
[3]	AU Small Finance Bank Ltd.	42,944	338
*,3	InterGlobe Aviation Ltd.	13,517	338
	DLF Ltd.	69,777	337
	Indraprastha Gas Ltd.	64,138	335
	Mphasis Ltd.	12,476	328
	Federal Bank Ltd.	224,781	326
	Berger Paints India Ltd.	39,014	326
	Container Corp. of India Ltd.	36,699	318
*	IDFC First Bank Ltd.	520,672	317
	TVS Motor Co. Ltd.	25,147	308
	Indian Railway Catering & Tourism Corp. Ltd.	34,258	300
	Samvardhana Motherson International Ltd.	194,783	297
	IIFL Finance Ltd.	68,570	294
	Crompton Greaves Consumer Electricals Ltd.	56,973	290
	Lupin Ltd.	34,452	288
	Persistent Systems Ltd.	6,594	287
	Schaeffler India Ltd.	7,530	285
*	APL Apollo Tubes Ltd.	23,790	280
	Tata Chemicals Ltd.	19,541	275
	Balkrishna Industries Ltd.	10,841	275
	LIC Housing Finance Ltd.	53,107	270
	Tata Communications Ltd.	17,870	267
*	CG Power & Industrial Solutions Ltd.	93,967	262
	Finolex Industries Ltd.	138,451	262
	City Union Bank Ltd.	116,325	260
	Navin Fluorine International Ltd.	4,694	250
	Biocon Ltd.	64,479	249
	Torrent Pharmaceuticals Ltd.	12,902	249
	Coromandel International Ltd.	18,638	245
	Aarti Industries Ltd.	23,434	242
*	Fortis Healthcare Ltd.	65,039	239
	Aurobindo Pharma Ltd.	34,962	238
*	AIA Engineering Ltd.	7,314	238
	Dixon Technologies India Ltd.	4,689	238
	Carborundum Universal Ltd.	22,595	238
	Atul Ltd.	2,070	237
		Shares	Market Value• ($000)
[3]	Mindspace Business Parks REIT	50,203	233
	KEI Industries Ltd.	12,607	230
	Deepak Nitrite Ltd.	9,317	229
[3]	HDFC Asset Management Co. Ltd.	8,794	227
	Bajaj Holdings & Investment Ltd.	3,278	224
	Bosch Ltd.	1,007	220
	Piramal Enterprises Ltd.	16,564	219
	Blue Star Ltd.	15,831	217
	Can Fin Homes Ltd.	27,624	217
	Oberoi Realty Ltd.	17,079	213
	Supreme Industries Ltd.	8,648	212
	SKF India Ltd.	3,474	211
	Dalmia Bharat Ltd.	10,983	210
	Coforge Ltd.	4,747	209
	Ipca Laboratories Ltd.	18,440	209
	Emami Ltd.	34,228	207
	Kajaria Ceramics Ltd.	14,110	205
	Bank of Baroda	126,839	205
	Polycab India Ltd.	6,607	203
	KPIT Technologies Ltd.	29,247	202
	Gujarat Fluorochemicals Ltd.	4,820	200
*	Affle India Ltd.	12,443	200
	Gillette India Ltd.	2,892	199
	Mahindra & Mahindra Financial Services Ltd.	77,702	198
	Gujarat Gas Ltd.	32,791	193
	Bayer CropScience Ltd.	2,800	191
	Prestige Estates Projects Ltd.	33,210	189
	Cholamandalam Financial Holdings Ltd.	22,498	188
	Avanti Feeds Ltd.	32,443	187
*	PVR Ltd.	8,175	186
	Redington India Ltd.	99,304	185
*,1	Piramal Pharma Ltd.	66,256	182
	Thermax Ltd.	6,011	181
	Power Finance Corp. Ltd.	121,687	181
	IDFC Ltd.	209,109	178
	Suven Pharmaceuticals Ltd.	29,059	178
	Kansai Nerolac Paints Ltd.	28,067	177
	Brigade Enterprises Ltd.	27,656	176
	Amara Raja Batteries Ltd.	27,205	173
*	Aavas Financiers Ltd.	6,115	173
	Muthoot Finance Ltd.	13,150	172
	Sumitomo Chemical India Ltd.	27,465	168
	NMDC Ltd.	110,124	167
*,3	Aster DM Healthcare Ltd.	60,595	167

40

ESG International Stock ETF
		Shares	Market Value• ($000)
	Bata India Ltd.	6,838	165
	REC Ltd.	120,588	164
*	EIH Ltd.	81,324	162
	DCB Bank Ltd.	137,020	161
	UNO Minda Ltd.	22,490	161
	Phoenix Mills Ltd.	9,110	159
	Grindwell Norton Ltd.	5,744	158
	PTC India Ltd.	148,498	157
	Natco Pharma Ltd.	20,481	157
	JK Cement Ltd.	4,602	155
	Sundram Fasteners Ltd.	14,780	154
	Escorts Kubota Ltd.	6,114	152
[3]	Dr Lal PathLabs Ltd.	4,715	150
*	TeamLease Services Ltd.	3,525	149
	Computer Age Management Services Ltd.	5,175	148
	Canara Bank	48,953	146
*,3	RBL Bank Ltd.	96,422	146
	PNC Infratech Ltd.	41,475	146
	Shriram City Union Finance Ltd.	6,124	146
	IRB Infrastructure Developers Ltd.	49,195	144
	Care Ratings Ltd.	22,951	144
	V-Guard Industries Ltd.	50,797	144
	Relaxo Footwears Ltd.	11,513	144
*	Aditya Birla Fashion & Retail Ltd.	37,620	143
	Bajaj Electricals Ltd.	9,251	143
	Mahanagar Gas Ltd.	12,969	141
	Narayana Hrudayalaya Ltd.	16,140	141
	V-Mart Retail Ltd.	3,833	140
[3]	Nippon Life India Asset Management Ltd.	37,289	140
	CRISIL Ltd.	3,429	140
	Gateway Distriparks Ltd.	164,237	140
	Rajesh Exports Ltd.	18,931	139
[3]	Godrej Agrovet Ltd.	21,051	137
	Linde India Ltd.	3,212	137
*	Westlife Development Ltd.	16,809	135
	Central Depository Services India Ltd.	8,717	135
	Akzo Nobel India Ltd.	5,519	134
	Zydus Wellnes Ltd.	6,698	134
	eClerx Services Ltd.	5,045	132
	KEC International Ltd.	26,052	132
	Apollo Tyres Ltd.	41,760	130
	Hindustan Zinc Ltd.	36,232	129
	Edelweiss Financial Services Ltd.	169,856	129
	JB Chemicals & Pharmaceuticals Ltd.	5,810	129
		Shares	Market Value• ($000)
[3]	Syngene International Ltd.	17,179	128
	Poly Medicure Ltd.	12,009	128
*	CreditAccess Grameen Ltd.	10,221	127
	Sobha Ltd.	14,591	126
*	Vodafone Idea Ltd.	1,123,026	126
*	Aditya Birla Capital Ltd.	88,884	126
	Oracle Financial Services Software Ltd.	3,124	123
	Manappuram Finance Ltd.	93,394	123
	EPL Ltd.	57,947	123
	Lakshmi Machine Works Ltd.	806	121
	Bombay Burmah Trading Co.	10,636	120
	Gujarat Pipavav Port Ltd.	109,491	119
	Happiest Minds Technologies Ltd.	9,337	119
	NHPC Ltd.	241,841	116
	Intellect Design Arena Ltd.	15,767	116
	JM Financial Ltd.	144,324	115
*	Suzlon Energy Ltd.	1,131,063	115
	Alkem Laboratories Ltd.	3,098	115
[3]	Brookfield India Real Estate Trust	26,991	114
	UTI Asset Management Co. Ltd.	11,107	114
	Balrampur Chini Mills Ltd.	25,755	112
	Birlasoft Ltd.	28,130	111
*	Equitas Holdings Ltd.	89,466	111
*	Vinati Organics Ltd.	3,971	109
	Alkyl Amines Chemicals	2,943	109
	Zydus Lifesciences Ltd.	22,982	108
[3]	Indian Energy Exchange Ltd.	54,105	108
	Finolex Cables Ltd.	18,603	107
	Ajanta Pharma Ltd.	6,240	107
	EID Parry India Ltd.	15,993	106
	VIP Industries Ltd.	14,063	104
	Tanla Platforms Ltd.	11,619	103
*,3	IndiaMart InterMesh Ltd.	1,885	103
	Exide Industries Ltd.	50,415	101
	Kaveri Seed Co. Ltd.	17,682	101
	National Aluminium Co. Ltd.	100,264	100
	Granules India Ltd.	26,332	100
*	Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	10,720	100
	NCC Ltd.	113,086	98
[3]	ICICI Securities Ltd.	15,669	98
	Angel One Ltd.	6,087	98

41

ESG International Stock ETF
		Shares	Market Value• ($000)
	Castrol India Ltd.	68,204	97
	AstraZeneca Pharma India Ltd.	2,527	97
	Chambal Fertilisers & Chemicals Ltd.	22,046	96
	Sterlite Technologies Ltd.	45,252	96
	Karnataka Bank Ltd.	101,832	95
	DCM Shriram Ltd.	7,257	95
[3]	Eris Lifesciences Ltd.	10,862	94
	JK Lakshmi Cement Ltd.	16,022	94
	Pfizer Ltd.	1,775	93
	Motilal Oswal Financial Services Ltd.	9,746	93
	Glenmark Pharmaceuticals Ltd.	19,567	91
	Indian Bank	37,677	91
	Orient Electric Ltd.	27,671	90
	Sonata Software Ltd.	10,220	90
*	Godrej Industries Ltd.	14,866	89
	IIFL Wealth Management Ltd.	4,282	89
	Karur Vysya Bank Ltd.	102,986	87
	KPR Mill Ltd.	11,616	87
	Balaji Amines Ltd.	1,955	84
	KRBL Ltd.	20,932	82
	GlaxoSmithKline Pharmaceuticals Ltd.	4,423	81
[3]	Quess Corp. Ltd.	11,436	81
	Vaibhav Global Ltd.	18,866	81
	Poonawalla Fincorp Ltd.	21,437	81
*	Sun Pharma Advanced Research Co. Ltd.	28,046	80
[3]	Metropolis Healthcare Ltd.	4,469	80
	Ceat Ltd.	4,584	79
	Welspun Corp. Ltd.	28,252	79
	KNR Constructions Ltd.	24,359	79
	TTK Prestige Ltd.	6,540	78
	Bank of India	118,961	77
*	Alok Industries Ltd.	320,847	77
	Hatsun Agro Product Ltd.	6,002	77
	Clean Science & Technology Ltd.	3,557	77
[3]	Endurance Technologies Ltd.	4,052	76
	BSE Ltd.	9,401	76
	Century Textiles & Industries Ltd.	6,847	73
	Rallis India Ltd.	25,921	73
	BASF India Ltd.	1,770	73
	Trident Ltd.	161,627	73
*	Indiabulls Housing Finance Ltd.	42,776	72
*	IFCI Ltd.	520,947	71
		Shares	Market Value• ($000)
	Union Bank of India Ltd.	132,955	70
	Vardhman Textiles Ltd.	16,852	70
	Jubilant Pharmova Ltd. Class A	15,700	69
*,3	PNB Housing Finance Ltd.	15,543	67
	Zensar Technologies Ltd.	23,716	67
	Rain Industries Ltd.	26,663	66
	Bajaj Consumer Care Ltd.	32,552	66
	Symphony Ltd.	5,659	66
	Punjab National Bank	148,444	66
	Whirlpool of India Ltd.	2,819	64
*	Strides Pharma Science Ltd.	15,586	64
	Alembic Pharmaceuticals Ltd.	7,940	64
*	Amber Enterprises India Ltd.	2,203	62
*	Century Plyboards India Ltd.	7,390	62
	Jubilant Ingrevia Ltd.	10,447	61
	Raymond Ltd.	5,062	60
	Procter & Gamble Health Ltd.	1,146	60
*	Multi Commodity Exchange of India Ltd.	3,581	57
	Mastek Ltd.	2,437	57
	Route Mobile Ltd.	3,034	57
*	South Indian Bank Ltd.	522,267	54
	Welspun India Ltd.	56,513	54
	Firstsource Solutions Ltd.	38,991	52
	Graphite India Ltd.	9,586	49
	NIIT Ltd.	11,333	49
	Mahindra CIE Automotive Ltd.	13,997	48
*	Dhani Services Ltd.	59,058	48
	ZF Commercial Vehicle Control Systems India Ltd.	385	46
	Saregama India Ltd.	9,130	46
*	Jindal Saw Ltd.	39,281	42
*	Just Dial Ltd.	5,648	41
*	Indiabulls Real Estate Ltd.	36,691	39
*	Nuvoco Vistas Corp. Ltd.	8,620	39
*	TV18 Broadcast Ltd.	71,623	36
	NBCC India Ltd.	85,173	36
[3]	New India Assurance Co. Ltd.	29,106	35
*	Sheela Foam Ltd.	944	35
*,3	Krishna Institute of Medical Sciences Ltd.	2,260	34
	Infibeam Avenues Ltd.	165,078	33
[3]	General Insurance Corp. of India	20,787	32

42

ESG International Stock ETF
		Shares	Market Value• ($000)
*	Chemplast Sanmar Ltd.	6,091	32
*	Vakrangee Ltd.	86,136	30
[3]	Indian Railway Finance Corp. Ltd.	93,306	25
	Birla Corp. Ltd.	1,484	18
*	Future Consumer Ltd.	340,222	7
*	Future Retail Ltd.	16,728	1
			118,802
Indonesia (0.6%)
	Bank Central Asia Tbk. PT	7,207,616	3,980
	Bank Rakyat Indonesia Persero Tbk. PT	10,549,896	3,081
	Telkom Indonesia Persero Tbk. PT	7,906,200	2,421
	Bank Mandiri Persero Tbk. PT	3,120,900	1,857
	Bank Negara Indonesia Persero Tbk. PT	1,421,700	815
	Charoen Pokphand Indonesia Tbk. PT	1,208,900	478
	Sarana Menara Nusantara Tbk. PT	3,764,100	315
	Unilever Indonesia Tbk. PT	893,100	276
	Barito Pacific Tbk. PT	3,941,000	218
	Kalbe Farma Tbk. PT	1,932,000	218
	Tower Bersama Infrastructure Tbk. PT	1,080,560	205
	Indofood Sukses Makmur Tbk. PT	460,900	193
	Indah Kiat Pulp & Paper Tbk. PT	306,500	172
	Summarecon Agung Tbk. PT	4,030,906	163
	Matahari Department Store Tbk. PT	522,200	135
	Indofood CBP Sukses Makmur Tbk. PT	237,400	133
	XL Axiata Tbk. PT	737,400	131
	Mitra Keluarga Karyasehat Tbk. PT	728,600	131
*	Smartfren Telecom Tbk. PT	16,193,800	108
	Ciputra Development Tbk. PT	1,646,700	105
	Indocement Tunggal Prakarsa Tbk. PT	165,000	105
*	Vale Indonesia Tbk. PT	256,700	105
	Panin Financial Tbk. PT	3,397,600	87
	Japfa Comfeed Indonesia Tbk. PT	776,300	83
	Pakuwon Jati Tbk. PT	2,457,700	80
*	Bank Neo Commerce Tbk. PT	945,500	78
	Indosat Tbk. PT	146,600	71
		Shares	Market Value• ($000)
	BFI Finance Indonesia Tbk. PT	832,500	70
	Bank Pan Indonesia Tbk. PT	495,100	67
*	Waskita Karya Persero Tbk. PT	1,573,219	60
*	Mitra Adiperkasa Tbk. PT	798,400	54
*	Global Mediacom Tbk. PT	2,154,300	52
*	Bumi Serpong Damai Tbk. PT	715,500	44
*	Bank Bukopin Tbk. PT	3,577,300	44
	Bank BTPN Syariah Tbk. PT	213,700	43
	Surya Citra Media Tbk. PT	2,787,300	42
*	Adhi Karya Persero Tbk. PT	736,100	40
	Ramayana Lestari Sentosa Tbk. PT	945,400	38
	Media Nusantara Citra Tbk. PT	608,900	38
*	Wijaya Karya Persero Tbk. PT	489,100	35
*	Lippo Karawaci Tbk. PT	3,991,800	31
	Mayora Indah Tbk. PT	250,200	30
	Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk. PT	288,626	27
	Ace Hardware Indonesia Tbk. PT	552,200	27
	Bank Tabungan Negara Persero Tbk. PT	258,100	26
	Astra Agro Lestari Tbk. PT	38,600	24
*	Surya Semesta Internusa Tbk. PT	980,500	24
*	Jasa Marga Persero Tbk. PT	97,000	22
*	Bank Raya Indonesia Tbk. PT	373,851	18
*,1	Trada Alam Minera Tbk. PT	477,100	2
			16,602
Ireland (0.2%)
	Kerry Group plc Class A	23,434	2,417
	Kingspan Group plc	22,702	1,285
	Bank of Ireland Group plc	129,791	800
	AIB Group plc	138,204	314
	Glanbia plc	19,282	245
	Kingspan Group plc	2,173	124
*	Dalata Hotel Group plc	22,784	80
	Glanbia plc	28	—
			5,265

43

ESG International Stock ETF
		Shares	Market Value• ($000)
Israel (0.6%)
	Bank Leumi Le-Israel BM	255,124	2,697
	Bank Hapoalim BM	234,405	2,430
*	Nice Ltd.	10,406	2,223
	Israel Discount Bank Ltd. Class A	235,856	1,442
	Mizrahi Tefahot Bank Ltd.	19,016	773
*	Tower Semiconductor Ltd.	16,389	768
	Bezeq The Israeli Telecommunication Corp. Ltd.	279,655	471
	Azrieli Group Ltd.	4,682	388
*	Nova Ltd.	3,910	384
*	Enlight Renewable Energy Ltd.	153,775	375
	Reit 1 Ltd.	51,819	329
	Big Shopping Centers Ltd.	1,934	277
	First International Bank of Israel Ltd.	5,079	236
*	Clal Insurance Enterprises Holdings Ltd.	9,523	206
	Alony Hetz Properties & Investments Ltd.	11,996	193
	Phoenix Holdings Ltd.	14,071	170
	Electra Ltd.	245	156
	Harel Insurance Investments & Financial Services Ltd.	12,948	147
	Mega Or Holdings Ltd.	4,166	144
	Fox Wizel Ltd.	893	130
	Strauss Group Ltd.	4,641	121
*	Partner Communications Co. Ltd.	12,908	112
*	Perion Network Ltd.	5,420	110
	One Software Technologies Ltd.	5,661	104
	Sella Capital Real Estate Ltd.	29,757	95
	Shapir Engineering & Industry Ltd.	9,608	92
	FIBI Holdings Ltd.	1,731	91
*	Hilan Ltd.	1,425	87
	Matrix IT Ltd.	3,252	85
	Shufersal Ltd.	12,362	85
*	Camtek Ltd.	3,164	85
	AFI Properties Ltd.	1,656	82
	Summit Real Estate Holdings Ltd.	4,301	81
	Delta Galil Industries Ltd.	1,506	80
	Israel Canada T.R Ltd.	19,092	79
		Shares	Market Value• ($000)
	Sapiens International Corp. NV	3,489	78
*	Shikun & Binui Ltd.	17,056	77
	IDI Insurance Co. Ltd.	2,191	72
	Danel Adir Yeoshua Ltd.	572	70
	AudioCodes Ltd.	2,515	56
*	Cellcom Israel Ltd.	8,894	56
	Maytronics Ltd.	3,657	53
*	Menora Mivtachim Holdings Ltd.	2,250	52
*	Kamada Ltd.	10,240	51
	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	631	49
	Isracard Ltd.	14,494	48
	G City Ltd.	6,518	42
*	Allot Ltd.	5,846	26
*	Compugen Ltd.	5,943	7
			16,065
Italy (1.4%)
	Intesa Sanpaolo SpA	2,481,252	4,272
	Ferrari NV	19,191	3,705
	UniCredit SpA	324,231	3,173
	Stellantis NV	227,113	3,025
	Assicurazioni Generali SpA	186,849	2,741
	CNH Industrial NV	146,492	1,784
	Moncler SpA	39,075	1,739
	Terna - Rete Elettrica Nazionale	238,349	1,695
	Atlantia SpA	72,873	1,669
	FinecoBank Banca Fineco SpA	115,466	1,249
	Mediobanca Banca di Credito Finanziario SpA	133,820	1,059
	Stellantis NV	73,590	979
*,3	Nexi SpA	106,945	877
	EXOR NV	12,282	739
	Banco BPM SpA	250,314	622
	Recordati Industria Chimica e Farmaceutica SpA	15,221	621
	Interpump Group SpA	17,192	607
*	Telecom Italia SpA (Bearer)	2,540,439	504
	Amplifon SpA	18,476	482
	Reply SpA	3,765	443
	DiaSorin SpA	3,352	440
[3]	Poste Italiane SpA	53,711	429
[3]	Infrastrutture Wireless Italiane SpA	41,255	382
	Banca Popolare di Sondrio SPA	115,338	369
	Azimut Holding SpA	18,768	299
	Brunello Cucinelli SpA	5,311	275
	Italgas SpA	49,271	253

44

ESG International Stock ETF
		Shares	Market Value• ($000)
	Unipol Gruppo SpA	60,279	252
	Banca Mediolanum SpA	33,476	213
[3]	Pirelli & C SpA	55,881	211
	BPER Banca	136,466	205
	Brembo SpA	18,380	169
	Buzzi Unicem SpA	9,825	164
[3]	Carel Industries SpA	7,446	160
[3]	Anima Holding SpA	46,105	157
*	Autogrill SpA	23,801	156
	De' Longhi SpA	7,546	132
*	Iveco Group NV	25,222	128
	Salvatore Ferragamo SpA	7,840	126
[3]	BFF Bank SpA	19,355	123
	Biesse SpA	9,629	122
	Arnoldo Mondadori Editore SpA	73,257	120
	Tamburi Investment Partners SpA	15,502	120
	Sesa SpA	932	114
	Tinexta SpA	5,052	112
	Rizzoli Corriere Della Sera Mediagroup SpA	155,494	109
	Banca IFIS SpA	8,740	104
	Italmobiliare SpA	3,648	101
	Gruppo MutuiOnline SpA	3,987	98
	Banca Generali SpA	3,628	96
	Maire Tecnimont SpA	37,554	95
[3]	Technogym SpA	13,177	90
*,3	GVS SpA	9,878	89
	Immobiliare Grande Distribuzione SIIQ SpA	22,995	78
[3]	RAI Way SpA	15,400	75
*	Telecom Italia SpA (Registered)	349,575	72
	Danieli & C Officine Meccaniche SpA Saving Shares	5,269	67
[2]	Webuild SpA	39,750	56
[3]	doValue SpA	9,811	56
*	CIR SpA-Compagnie Industriali	129,617	54
	El.En. SpA	3,899	53
	SOL SpA	2,908	52
	Sanlorenzo SpA	1,303	41
	Credito Emiliano SpA	6,294	36
*,3	Enav SpA	8,501	35
	UnipolSai Assicurazioni SpA	14,275	32
*	MFE-MediaForEurope NV Class B	48,774	28
	Piaggio & C SpA	9,562	23
	Datalogic SpA	2,377	20
	Danieli & C Officine Meccaniche SpA	1,043	19
*	Tod's SpA	471	19
		Shares	Market Value• ($000)
*	MFE-MediaForEurope NV Class A	44,577	19
*,2	Juventus Football Club SpA	47,511	17
	MARR SpA	1,358	16
	Zignago Vetro SpA	1,065	12
*	Banca Monte dei Paschi di Siena SpA	33,643	11
	Cementir Holding NV	1,388	8
*	Webuild SpA Warrants Exp. 8/2/30	3,597	1
			38,898
Japan (16.8%)
	Toyota Motor Corp.	1,855,600	27,769
	Sony Group Corp.	189,300	15,050
	Keyence Corp.	29,200	10,964
	Mitsubishi UFJ Financial Group Inc.	1,860,200	9,643
	Daiichi Sankyo Co. Ltd.	289,000	8,685
	KDDI Corp.	256,500	7,849
	Honda Motor Co. Ltd.	267,800	7,129
	Tokyo Electron Ltd.	22,300	6,994
	Shin-Etsu Chemical Co. Ltd.	59,400	6,898
	Recruit Holdings Co. Ltd.	213,749	6,795
	SoftBank Group Corp.	168,000	6,655
	Takeda Pharmaceutical Co. Ltd.	240,157	6,638
	Nintendo Co. Ltd.	15,700	6,427
	Sumitomo Mitsui Financial Group Inc.	205,900	6,211
	Hoya Corp.	55,600	5,670
	Tokio Marine Holdings Inc.	99,700	5,525
	Nippon Telegraph & Telephone Corp.	189,000	5,123
	FANUC Corp.	31,600	5,091
	Murata Manufacturing Co. Ltd.	91,800	4,943
	Nidec Corp.	71,200	4,730
	SoftBank Corp.	425,343	4,663
	Seven & i Holdings Co. Ltd.	115,100	4,572
	Mizuho Financial Group Inc.	397,520	4,552
	Fast Retailing Co. Ltd.	7,700	4,502
	Oriental Land Co. Ltd.	29,900	4,458
	Astellas Pharma Inc.	292,700	4,150
	Olympus Corp.	190,500	4,057
	Denso Corp.	71,700	3,913
	Canon Inc.	163,200	3,909
	SMC Corp.	8,200	3,890
	Bridgestone Corp.	93,600	3,592
	Central Japan Railway Co.	30,500	3,591

45

ESG International Stock ETF
		Shares	Market Value• ($000)
	Fujitsu Ltd.	29,600	3,483
	Terumo Corp.	107,500	3,451
	Kao Corp.	78,500	3,399
	Mitsui Fudosan Co. Ltd.	150,800	3,052
	East Japan Railway Co.	55,700	2,885
	Kyocera Corp.	51,700	2,874
	Panasonic Holdings Corp.	350,900	2,847
	FUJIFILM Holdings Corp.	55,800	2,833
	Chugai Pharmaceutical Co. Ltd.	107,000	2,761
	Kubota Corp.	176,900	2,747
	Dai-ichi Life Holdings Inc.	158,200	2,733
	Suzuki Motor Corp.	74,700	2,611
	Mitsubishi Estate Co. Ltd.	189,200	2,548
	Daiwa House Industry Co. Ltd.	109,100	2,439
	Bandai Namco Holdings Inc.	32,300	2,424
	Shiseido Co. Ltd.	63,200	2,387
	Ajinomoto Co. Inc.	85,000	2,349
	Aeon Co. Ltd.	120,300	2,347
	MS&AD Insurance Group Holdings Inc.	78,300	2,336
	Japan Post Holdings Co. Ltd.	337,367	2,327
	Sompo Holdings Inc.	53,200	2,281
	Unicharm Corp.	64,900	2,255
	M3 Inc.	69,000	2,210
	Secom Co. Ltd.	33,400	2,128
	Shionogi & Co. Ltd.	43,500	2,124
	Sumitomo Mitsui Trust Holdings Inc.	64,300	2,000
	Shimano Inc.	11,000	1,946
	Eisai Co. Ltd.	47,200	1,924
	Otsuka Holdings Co. Ltd.	58,900	1,924
	TDK Corp.	54,800	1,916
	Nomura Holdings Inc.	523,700	1,896
	Sysmex Corp.	30,600	1,870
[2]	Nippon Yusen KK	24,200	1,846
	Advantest Corp.	32,500	1,841
	Ono Pharmaceutical Co. Ltd.	73,800	1,762
	Omron Corp.	33,400	1,758
	Sumitomo Realty & Development Co. Ltd.	71,600	1,751
	Sekisui House Ltd.	102,100	1,736
	West Japan Railway Co.	43,151	1,679
	Nitto Denko Corp.	27,000	1,664
	Toyota Industries Corp.	29,700	1,660
	Asahi Kasei Corp.	225,300	1,646
	Toray Industries Inc.	286,000	1,632
	Lasertec Corp.	11,700	1,620
		Shares	Market Value• ($000)
	NEC Corp.	44,400	1,619
	Sumitomo Electric Industries Ltd.	141,200	1,617
	Nomura Research Institute Ltd.	58,200	1,566
*	Renesas Electronics Corp.	163,977	1,553
	Yaskawa Electric Corp.	47,600	1,550
	NTT Data Corp.	105,700	1,487
	Yakult Honsha Co. Ltd.	25,038	1,481
	Japan Exchange Group Inc.	96,700	1,441
	Shimadzu Corp.	49,300	1,440
	Resona Holdings Inc.	387,050	1,425
	MINEBEA MITSUMI Inc.	78,600	1,351
	Nissan Chemical Corp.	26,000	1,310
	Z Holdings Corp.	444,100	1,306
	SG Holdings Co. Ltd.	78,134	1,296
	Mitsubishi Chemical Group Corp.	243,800	1,280
[2]	Mitsui OSK Lines Ltd.	49,000	1,277
	Nissan Motor Co. Ltd.	324,200	1,275
	Kintetsu Group Holdings Co. Ltd.	37,400	1,270
	MEIJI Holdings Co. Ltd.	26,500	1,262
	Pan Pacific International Holdings Corp.	70,200	1,260
	Dentsu Group Inc.	37,400	1,204
	Daiwa Securities Group Inc.	275,000	1,200
	Yamaha Motor Co. Ltd.	57,800	1,198
	Nippon Paint Holdings Co. Ltd.	152,113	1,173
	Isuzu Motors Ltd.	94,000	1,167
	Tokyu Corp.	98,200	1,167
	Nippon Building Fund Inc.	227	1,131
	Kyowa Kirin Co. Ltd.	50,400	1,130
	Hamamatsu Photonics KK	26,600	1,128
	Dai Nippon Printing Co. Ltd.	52,600	1,107
	Trend Micro Inc.	17,700	1,090
	TOTO Ltd.	31,200	1,075
	MISUMI Group Inc.	43,500	1,068
	Aisin Corp.	35,800	1,065
	Sekisui Chemical Co. Ltd.	73,400	1,001
	TIS Inc.	35,000	997
	Nitori Holdings Co. Ltd.	10,400	994
	Brother Industries Ltd.	51,900	993
	Disco Corp.	4,000	971
	Makita Corp.	41,300	971
	T&D Holdings Inc.	88,900	971
	Tobu Railway Co. Ltd.	40,900	966

46

ESG International Stock ETF
		Shares	Market Value• ($000)
	Yamato Holdings Co. Ltd.	61,800	963
	Toho Co. Ltd. (Tokyo)	25,300	961
	Mazda Motor Corp.	108,100	957
	SBI Holdings Inc.	47,500	933
	Lixil Corp.	53,600	932
	Capcom Co. Ltd.	33,400	912
	Odakyu Electric Railway Co. Ltd.	65,500	895
	Mitsui Chemicals Inc.	39,000	876
	Kurita Water Industries Ltd.	22,300	868
	Azbil Corp.	30,400	866
	Marui Group Co. Ltd.	46,300	830
	Japan Real Estate Investment Corp.	179	829
	Seiko Epson Corp.	52,200	820
	Koito Manufacturing Co. Ltd.	23,800	813
	Nomura Real Estate Master Fund Inc.	662	810
	NGK Spark Plug Co. Ltd.	39,200	804
	Nippon Prologis REIT Inc.	319	803
	Concordia Financial Group Ltd.	247,300	784
	Daifuku Co. Ltd.	13,400	782
	Rohm Co. Ltd.	10,400	778
	Kawasaki Kisen Kaisha Ltd.	12,200	772
	Keio Corp.	20,200	769
	Yamaha Corp.	19,500	761
	Daito Trust Construction Co. Ltd.	7,700	758
	Oji Holdings Corp.	188,300	751
	USS Co. Ltd.	42,400	748
	Toyo Suisan Kaisha Ltd.	18,100	742
	Taiyo Yuden Co. Ltd.	23,800	736
	NH Foods Ltd.	25,200	721
	Hankyu Hanshin Holdings Inc.	24,000	720
	JSR Corp.	32,100	716
	Nisshin Seifun Group Inc.	63,600	716
	Stanley Electric Co. Ltd.	38,300	707
	Chiba Bank Ltd.	130,700	706
*	ANA Holdings Inc.	36,441	701
	CyberAgent Inc.	71,900	701
	Nikon Corp.	61,400	701
	Fukuoka Financial Group Inc.	39,200	700
	SUMCO Corp.	51,300	696
	Haseko Corp.	59,800	685
	Ibiden Co. Ltd.	21,500	682
	Kuraray Co. Ltd.	89,000	676
	MatsukiyoCocokara & Co.	16,900	671
		Shares	Market Value• ($000)
	Konami Group Corp.	13,100	665
	Aozora Bank Ltd.	34,100	658
	Daiwa House REIT Investment Corp.	284	657
	Shizuoka Bank Ltd.	111,800	647
	Hulic Co. Ltd.	84,670	642
	Santen Pharmaceutical Co. Ltd.	87,500	629
	Hirose Electric Co. Ltd.	4,300	609
	Keisei Electric Railway Co. Ltd.	21,600	603
*	Japan Airlines Co. Ltd.	32,823	600
	Nissin Foods Holdings Co. Ltd.	8,300	594
	Suntory Beverage & Food Ltd.	15,900	581
	Keihan Holdings Co. Ltd.	22,800	578
	Bank of Kyoto Ltd.	14,700	573
	TOPPAN Inc.	36,400	572
	NSK Ltd.	104,600	567
	Nabtesco Corp.	23,900	566
	Nagoya Railroad Co. Ltd.	36,300	562
	Showa Denko KK	36,567	562
	Keikyu Corp.	54,600	561
	BayCurrent Consulting Inc.	1,900	558
	Rakuten Group Inc.	112,300	545
	Teijin Ltd.	49,600	524
	COMSYS Holdings Corp.	28,100	522
	Asahi Intecc Co. Ltd.	29,100	518
	Persol Holdings Co. Ltd.	25,600	514
	Iwatani Corp.	12,600	514
	Nihon M&A Center Holdings Inc.	40,500	502
	Nippon Express Holdings Inc.	9,100	501
	Otsuka Corp.	15,000	485
	Yamada Holdings Co. Ltd.	139,700	484
	Toagosei Co. Ltd.	60,100	468
	Sohgo Security Services Co. Ltd.	18,000	466
	Zensho Holdings Co. Ltd.	17,600	461
	Asics Corp.	25,200	461
	Square Enix Holdings Co. Ltd.	10,500	456
	Rohto Pharmaceutical Co. Ltd.	15,100	455
	Taiheiyo Cement Corp.	30,300	454
	Kobayashi Pharmaceutical Co. Ltd.	8,000	453
	Seibu Holdings Inc.	44,500	451

47

ESG International Stock ETF
		Shares	Market Value• ($000)
	GMO Payment Gateway Inc.	5,600	444
	Lion Corp.	37,600	439
	Hisamitsu Pharmaceutical Co. Inc.	18,100	438
	Amada Co. Ltd.	54,200	424
	Tokyu Fudosan Holdings Corp.	77,800	418
	Maruha Nichiro Corp.	22,700	406
	Kansai Paint Co. Ltd.	26,400	405
	Anritsu Corp.	34,100	402
	Orix JREIT Inc.	290	399
	Hoshizaki Corp.	13,200	392
*	Mitsubishi Motors Corp.	97,200	389
	Advance Residence Investment Corp.	145	383
	Alfresa Holdings Corp.	31,600	378
	Nippon Shinyaku Co. Ltd.	6,800	372
	Konica Minolta Inc.	107,000	370
	Kaken Pharmaceutical Co. Ltd.	13,300	369
	Kose Corp.	3,900	367
	Lintec Corp.	21,900	365
	Pigeon Corp.	24,500	365
	Zenkoku Hosho Co. Ltd.	10,900	360
	Open House Group Co. Ltd.	9,100	356
	Alps Alpine Co. Ltd.	39,200	351
	Hakuhodo DY Holdings Inc.	39,300	351
	ZOZO Inc.	15,900	351
	Isetan Mitsukoshi Holdings Ltd.	44,300	350
	Japan Post Bank Co. Ltd.	48,000	350
	Koei Tecmo Holdings Co. Ltd.	10,140	340
	Japan Post Insurance Co. Ltd.	22,139	339
	Hikari Tsushin Inc.	2,600	329
	United Urban Investment Corp.	309	329
	Kakaku.com Inc.	17,800	328
	Wacoal Holdings Corp.	19,900	318
	Miura Co. Ltd.	14,900	316
	TechnoPro Holdings Inc.	14,000	315
*	Right On Co. Ltd.	62,900	314
	Nagase & Co. Ltd.	21,500	309
	Food & Life Cos. Ltd.	19,500	307
	Rinnai Corp.	4,000	306
	Tokyo Tatemono Co. Ltd.	20,200	303
	Tsuruha Holdings Inc.	5,400	300
	SCREEN Holdings Co. Ltd.	4,500	299
	Shares	Market Value• ($000)
Ito En Ltd.	6,800	298
Nifco Inc.	13,200	298
Kyushu Railway Co.	14,000	295
THK Co. Ltd.	14,300	290
Yokohama Rubber Co. Ltd.	17,500	286
Fuyo General Lease Co. Ltd.	4,800	283
Ryohin Keikaku Co. Ltd.	30,100	279
Daihen Corp.	9,300	275
Welcia Holdings Co. Ltd.	13,100	274
Shimamura Co. Ltd.	3,000	272
Hitachi Transport System Ltd.	4,300	271
Nippon Sanso Holdings Corp.	14,900	271
Kadokawa Corp.	12,344	268
Japan Prime Realty Investment Corp.	89	264
Medipal Holdings Corp.	19,200	263
Goldwin Inc.	4,400	262
Mitsubishi HC Capital Inc.	52,960	257
Tokyo Century Corp.	7,200	257
Fujikura Ltd.	35,400	251
Nippon Electric Glass Co. Ltd.	13,300	250
Industrial & Infrastructure Fund Investment Corp.	187	247
Japan Hotel REIT Investment Corp.	498	246
Fujitec Co. Ltd.	12,000	242
Kamigumi Co. Ltd.	12,200	239
Iida Group Holdings Co. Ltd.	15,700	239
Nomura Real Estate Holdings Inc.	9,700	238
Internet Initiative Japan Inc.	6,600	238
Kaneka Corp.	8,800	236
JP-Holdings Inc.	129,900	234
SCSK Corp.	14,400	234
Oracle Corp. Japan	3,900	232
Sumitomo Pharma Co. Ltd.	31,100	232
Toyo Seikan Group Holdings Ltd.	19,600	232
Credit Saison Co. Ltd.	18,400	231
Shinko Electric Industries Co. Ltd.	8,300	231
Casio Computer Co. Ltd.	24,400	230
Kewpie Corp.	13,700	225
NET One Systems Co. Ltd.	10,200	225

48

ESG International Stock ETF
		Shares	Market Value• ($000)
	J Front Retailing Co. Ltd.	28,200	224
	Denka Co. Ltd.	9,300	223
	Sanwa Holdings Corp.	22,200	220
	Takashimaya Co. Ltd.	19,900	220
	LaSalle Logiport REIT	178	220
	Nippon Kayaku Co. Ltd.	25,100	218
	Sanrio Co. Ltd.	8,200	216
*	Park24 Co. Ltd.	15,100	215
	Sumitomo Forestry Co. Ltd.	12,700	215
	Mebuki Financial Group Inc.	111,600	214
	Toyo Corp.	22,500	214
	Tokyo Ohka Kogyo Co. Ltd.	4,300	211
	Ulvac Inc.	5,400	209
	OKUMA Corp.	5,500	208
	Sekisui House Reit Inc.	344	208
	Mitsui Fudosan Logistics Park Inc.	53	208
	Dowa Holdings Co. Ltd.	5,500	207
	Nippon Gas Co. Ltd.	13,000	207
	Hachijuni Bank Ltd.	59,900	205
	Sugi Holdings Co. Ltd.	4,800	204
	Jeol Ltd.	5,100	204
	Relo Group Inc.	12,600	203
	Kagome Co. Ltd.	9,200	203
*	SHIFT Inc.	1,400	201
	DIC Corp.	11,000	197
	BIPROGY Inc.	8,900	197
	Ain Holdings Inc.	3,400	194
	Hino Motors Ltd.	41,200	188
	Topcon Corp.	13,900	188
	Mitsui High-Tec Inc.	3,000	186
*	INFRONEER Holdings Inc.	25,708	184
	Daishi Hokuetsu Financial Group Inc.	9,700	183
	Sinanen Holdings Co. Ltd.	6,600	182
	SMS Co. Ltd.	8,000	182
	Benesse Holdings Inc.	11,300	178
	Iyo Bank Ltd.	38,300	178
	Taisho Pharmaceutical Holdings Co. Ltd.	4,700	175
	Dexerials Corp.	6,300	175
	ADEKA Corp.	10,300	174
	Suzuken Co. Ltd.	7,100	170
	SHO-BOND Holdings Co. Ltd.	3,900	168
	Hirogin Holdings Inc.	38,100	168
	Tokai Carbon Co. Ltd.	22,900	167
	Artnature Inc.	31,800	167
	Sumitomo Rubber Industries Ltd.	19,200	165
		Shares	Market Value• ($000)
	Nankai Electric Railway Co. Ltd.	8,200	163
	Meitec Corp.	9,200	162
	Yamazaki Baking Co. Ltd.	13,700	161
	Calbee Inc.	8,100	161
	JAFCO Group Co. Ltd.	10,800	156
	Daicel Corp.	24,700	155
	Kenedix Office Investment Corp.	30	155
	Frontier Real Estate Investment Corp.	40	153
*	Fujita Kanko Inc.	7,900	153
	Daiseki Co. Ltd.	5,080	152
*	Money Forward Inc.	6,100	150
	EM Systems Co. Ltd.	20,400	149
	Amano Corp.	8,000	148
	JTEKT Corp.	20,600	145
	Invincible Investment Corp.	473	145
	Kanamoto Co. Ltd.	9,400	145
	Nihon Kohden Corp.	6,300	144
	Tomy Co. Ltd.	14,900	141
	Kureha Corp.	2,100	141
	Morinaga Milk Industry Co. Ltd.	4,600	141
	Fuji Soft Inc.	2,400	140
	Maruichi Steel Tube Ltd.	6,500	139
	As One Corp.	3,000	138
	Coca-Cola Bottlers Japan Holdings Inc.	13,300	136
	Mabuchi Motor Co. Ltd.	4,800	136
	GS Yuasa Corp.	7,500	136
	Sankyu Inc.	4,400	135
	Katitas Co. Ltd.	5,600	135
	Canon Marketing Japan Inc.	5,900	134
	DMG Mori Co. Ltd.	10,300	134
	K's Holdings Corp.	14,400	133
	Toyo Tire Corp.	11,000	133
*	RENOVA Inc.	6,100	133
	Nichirei Corp.	7,300	131
	Gunma Bank Ltd.	46,400	130
	Zeon Corp.	13,500	130
	FP Corp.	5,500	129
	Sharp Corp.	18,000	129
	Pilot Corp.	3,600	129
	DeNA Co. Ltd.	9,300	127
	Fuji Corp.	8,700	127
	Menicon Co. Ltd.	5,300	127
*	PeptiDream Inc.	10,600	126
	Milbon Co. Ltd.	3,000	126
	Mochida Pharmaceutical Co. Ltd.	5,100	126
	Fancl Corp.	6,200	125
	Daiichikosho Co. Ltd.	4,300	125

49

ESG International Stock ETF
		Shares	Market Value• ($000)
	Yoshinoya Holdings Co. Ltd.	7,100	125
	Descente Ltd.	5,100	125
	Asahi Holdings Inc.	8,400	125
	Resorttrust Inc.	7,600	122
	H.U. Group Holdings Inc.	6,000	122
	Ushio Inc.	9,900	120
*	Leopalace21 Corp.	50,300	119
	Mizuho Leasing Co. Ltd.	4,900	118
	House Foods Group Inc.	5,500	117
	Hazama Ando Corp.	18,600	115
	GMO internet group Inc.	6,200	114
	OSG Corp.	8,200	113
	Mori Hills REIT Investment Corp.	101	113
	Mitsubishi Estate Logistics REIT Investment Corp.	33	113
	Nishi-Nippon Railroad Co. Ltd.	5,400	112
	Morinaga & Co. Ltd.	3,900	111
	Tokyo Individualized Educational Institute Inc.	27,000	111
	Tokyo Seimitsu Co. Ltd.	3,300	110
	ST Corp.	9,800	109
	Daiwabo Holdings Co. Ltd.	7,700	108
	Seino Holdings Co. Ltd.	13,400	106
	Outsourcing Inc.	12,100	105
	Daido Steel Co. Ltd.	3,700	104
	Nextage Co. Ltd.	4,800	104
	Shoei Co. Ltd.	2,600	103
	Nissin Sugar Co. Ltd.	8,100	103
	Citizen Watch Co. Ltd.	23,800	102
	Shinsei Bank Ltd.	7,277	102
	Kumiai Chemical Industry Co. Ltd.	13,100	102
	Yushin Precision Equipment Co. Ltd.	19,600	101
	J Trust Co. Ltd.	22,400	99
	Sumitomo Warehouse Co. Ltd.	6,300	99
	Hokkoku Financial Holdings Inc.	2,800	99
	Fujimi Inc.	2,000	96
	Heiwa Real Estate Co. Ltd.	3,400	96
	Nippon Suisan Kaisha Ltd.	23,400	96
	Nippon Shokubai Co. Ltd.	2,400	95
	Digital Garage Inc.	3,400	95
	Kaga Electronics Co. Ltd.	3,200	95
	Systena Corp.	31,000	95
		Shares	Market Value• ($000)
	NSD Co. Ltd.	5,300	95
	Chugoku Bank Ltd.	13,700	92
	Izumi Co. Ltd.	4,200	91
	Sotetsu Holdings Inc.	5,300	91
	JCR Pharmaceuticals Co. Ltd.	5,900	91
	Sanyo Electric Railway Co. Ltd.	5,400	88
	Kenedix Residential Next Investment Corp.	54	88
	Toyoda Gosei Co. Ltd.	5,000	87
	TS Tech Co. Ltd.	7,800	87
	Shiga Bank Ltd.	4,700	87
	NHK Spring Co. Ltd.	12,800	86
	Nagatanien Holdings Co. Ltd.	5,900	86
	PHC Holdings Corp.	7,400	86
*	NTN Corp.	45,000	85
	Sumitomo Bakelite Co. Ltd.	2,700	85
	Toridoll Holdings Corp.	4,000	85
	Kenedix Retail REIT Corp.	41	84
	Nippon Soda Co. Ltd.	2,500	83
	Torishima Pump Manufacturing Co. Ltd.	7,900	83
	Sawai Group Holdings Co. Ltd.	2,800	83
	BML Inc.	3,200	82
	Tadano Ltd.	12,000	82
	Hokuetsu Corp.	15,000	81
	Sumitomo Osaka Cement Co. Ltd.	3,200	81
	Takuma Co. Ltd.	8,100	81
	Central Glass Co. Ltd.	3,300	80
	Hulic Reit Inc.	67	80
	Intage Holdings Inc.	6,900	79
	Inabata & Co. Ltd.	4,500	79
	LITALICO Inc.	3,800	79
	77 Bank Ltd.	6,000	77
	Monex Group Inc.	21,600	77
	Nishimatsu Construction Co. Ltd.	2,625	76
	Taikisha Ltd.	3,300	76
	Japan Best Rescue System Co. Ltd.	14,200	76
	Joyful Honda Co. Ltd.	6,100	76
	PALTAC Corp.	2,600	75
	DTS Corp.	2,900	75
	MOS Food Services Inc.	3,300	75
	Sanken Electric Co. Ltd.	2,100	74
	Trusco Nakayama Corp.	5,200	73
*	Istyle Inc.	19,800	73
	Hanwa Co. Ltd.	2,900	72
	TKC Corp.	2,900	72
	EXEO Group Inc.	4,600	71

50

ESG International Stock ETF
		Shares	Market Value• ($000)
	Matsuyafoods Holdings Co. Ltd.	2,600	71
	Ezaki Glico Co. Ltd.	2,700	70
	Furukawa Electric Co. Ltd.	4,000	70
	Okumura Corp.	3,300	70
	Seven Bank Ltd.	36,300	69
	Japan Material Co. Ltd.	5,000	69
	Fujitsu General Ltd.	3,200	68
	Mani Inc.	5,400	68
	Kyokuyo Co. Ltd.	2,600	68
	Nikkon Holdings Co. Ltd.	4,000	68
	Nisshinbo Holdings Inc.	8,600	67
	Rorze Corp.	1,100	67
	en Japan Inc.	3,900	67
	Toho Titanium Co. Ltd.	4,200	67
	Kitz Corp.	11,400	66
	AEON Financial Service Co. Ltd.	6,300	65
	Nitto Kogyo Corp.	3,500	65
	Toshiba TEC Corp.	2,200	65
	BeNext-Yumeshin Group Co.	5,500	65
	CKD Corp.	4,900	64
*	OSAKA Titanium Technologies Co. Ltd.	2,800	64
	Rengo Co. Ltd.	10,900	64
	JCU Corp.	2,700	64
	Yamaguchi Financial Group Inc.	11,500	63
	Kyushu Financial Group Inc.	23,000	63
	Riken Keiki Co. Ltd.	2,000	63
	San-In Godo Bank Ltd.	12,900	63
	Daio Paper Corp.	6,700	63
	Hokuhoku Financial Group Inc.	10,400	62
	Heiwa Real Estate REIT Inc.	55	62
	UT Group Co. Ltd.	3,100	62
	Tokuyama Corp.	4,600	61
	UACJ Corp.	3,500	60
	Japan Excellent Inc.	64	60
	Bando Chemical Industries Ltd.	8,200	59
	Fuji Kyuko Co. Ltd.	2,000	59
	Takeuchi Manufacturing Co. Ltd.	3,100	59
*	Japan Display Inc.	131,700	59
	Kyudenko Corp.	2,900	58
	Hokkan Holdings Ltd.	6,000	58
	KFC Holdings Japan Ltd.	2,900	58
	Nitto Boseki Co. Ltd.	3,200	58
	Tsubakimoto Chain Co.	2,500	58
	Pasona Group Inc.	3,900	58
		Shares	Market Value• ($000)
	TOKAI Holdings Corp.	9,000	58
	MIRAIT ONE Corp.	5,200	58
*	euglena Co. Ltd.	8,300	58
	Aica Kogyo Co. Ltd.	2,600	57
	Iriso Electronics Co. Ltd.	1,900	57
	Ai Holdings Corp.	3,700	57
	Seiko Holdings Corp.	2,700	56
	Achilles Corp.	5,800	56
	Japan Aviation Electronics Industry Ltd.	3,300	55
	Toyota Boshoku Corp.	3,800	55
	NEC Networks & System Integration Corp.	4,400	55
	Shibaura Machine Co. Ltd.	2,500	55
	H2O Retailing Corp.	7,600	54
	Idec Corp.	2,600	54
	Simplex Holdings Inc.	3,600	54
	Fuji Co. Ltd.	3,700	53
	Organo Corp.	800	53
	Miroku Jyoho Service Co. Ltd.	4,800	53
	S-Pool Inc.	6,900	53
	Change Inc.	4,000	53
	Nagawa Co. Ltd.	900	53
	Snow Peak Inc.	3,400	53
	Asahi Diamond Industrial Co. Ltd.	9,400	52
	Noritsu Koki Co. Ltd.	2,800	52
	Mitani Sekisan Co. Ltd.	2,000	52
	Pola Orbis Holdings Inc.	4,600	51
	Future Corp.	4,200	51
	Nippon Kanzai Co. Ltd.	2,700	51
	TRE Holdings Corp.	4,200	51
	Iino Kaiun Kaisha Ltd.	8,500	50
	KH Neochem Co. Ltd.	2,700	50
	Mirai Corp.	135	50
	KeePer Technical Laboratory Co. Ltd.	1,700	50
	Midac Holdings Co. Ltd.	2,200	50
	NOK Corp.	5,500	49
	Information Services International-Dentsu Ltd.	1,500	49
	Nippn Corp.	4,300	49
	Ichiyoshi Securities Co. Ltd.	10,600	48
	Studio Alice Co. Ltd.	3,000	48
	Optex Group Co. Ltd.	3,200	48
	Tsurumi Manufacturing Co. Ltd.	3,100	48
	Max Co. Ltd.	3,300	47
	Takasago Thermal Engineering Co. Ltd.	4,000	47
	Transcosmos Inc.	1,700	47

51

ESG International Stock ETF
		Shares	Market Value• ($000)
	Fuji Oil Holdings Inc.	2,700	46
	Takara Bio Inc.	3,300	46
	Mixi Inc.	2,700	46
	Aichi Bank Ltd.	1,100	46
	Ichibanya Co. Ltd.	1,400	46
	Kameda Seika Co. Ltd.	1,400	46
	EDION Corp.	5,400	46
	Nojima Corp.	2,300	46
	Tekken Corp.	3,600	46
	Yaoko Co. Ltd.	1,000	46
*	Raksul Inc.	3,000	46
	Hankyu Hanshin REIT Inc.	41	46
	Acom Co. Ltd.	19,000	45
	Cybozu Inc.	4,700	45
	Kohnan Shoji Co. Ltd.	1,800	45
	Noritake Co. Ltd.	1,500	45
	Token Corp.	700	45
	Glory Ltd.	2,800	44
	Fujiya Co. Ltd.	2,600	44
	Makino Milling Machine Co. Ltd.	1,400	44
	Mitsui-Soko Holdings Co. Ltd.	1,800	44
	dip Corp.	1,700	44
	Furukawa Co. Ltd.	4,700	43
	Nissha Co. Ltd.	3,300	43
	Toyo Construction Co. Ltd.	7,000	43
	KOMEDA Holdings Co. Ltd.	2,600	43
	San ju San Financial Group Inc.	4,000	43
	ASKUL Corp.	3,200	42
	Fujicco Co. Ltd.	2,900	41
	Starzen Co. Ltd.	2,700	41
	YAMABIKO Corp.	5,000	41
	Solasto Corp.	6,400	41
	Nishi-Nippon Financial Holdings Inc.	7,600	40
	Weathernews Inc.	700	40
	Nichicon Corp.	3,800	40
	Okamura Corp.	4,200	40
	Advance Logistics Investment Corp.	35	40
	Aeon Mall Co. Ltd.	3,300	39
	Sumitomo Mitsui Construction Co. Ltd.	11,800	39
	Shin Nippon Biomedical Laboratories Ltd.	2,300	39
	Rock Field Co. Ltd.	3,500	39
	Feed One Co. Ltd.	7,780	39
	Meiko Electronics Co. Ltd.	1,700	39
	Megmilk Snow Brand Co. Ltd.	3,100	38
		Shares	Market Value• ($000)
	Komori Corp.	6,900	38
	Shima Seiki Manufacturing Ltd.	2,400	38
	MCJ Co. Ltd.	5,500	38
	DKS Co. Ltd.	2,400	38
	Ichigo Office REIT Investment Corp.	62	38
	Kissei Pharmaceutical Co. Ltd.	2,100	37
	Kanematsu Corp.	3,400	37
	Kokuyo Co. Ltd.	2,900	37
	Komatsu Matere Co. Ltd.	5,600	37
	Nippon Sharyo Ltd.	2,400	37
	Sintokogio Ltd.	7,200	37
	Showa Sangyo Co. Ltd.	1,981	37
	Taiyo Holdings Co. Ltd.	1,900	37
*	WATAMI Co. Ltd.	5,700	37
	Genky DrugStores Co. Ltd.	1,400	37
	Tokyo Kiraboshi Financial Group Inc.	2,300	37
	Mitsubishi Logistics Corp.	1,400	36
	Ines Corp.	3,200	36
	Piolax Inc.	2,500	36
	Riken Corp.	2,100	36
	Tochigi Bank Ltd.	17,200	36
	Uchida Yoko Co. Ltd.	1,000	36
	Yodogawa Steel Works Ltd.	2,000	36
	Direct Marketing MiX Inc.	2,700	36
	Aiful Corp.	12,400	35
	Aiphone Co. Ltd.	2,300	35
	Hyakugo Bank Ltd.	15,400	35
	Sanyo Denki Co. Ltd.	900	35
	Arakawa Chemical Industries Ltd.	4,600	34
	Hioki EE Corp.	700	34
	Mitsubishi Logisnext Co. Ltd.	5,600	34
	Riso Kagaku Corp.	1,900	34
	Roland DG Corp.	1,400	33
	Geo Holdings Corp.	2,800	33
	Fuso Chemical Co. Ltd.	1,300	33
	Nisshin Oillio Group Ltd.	1,400	33
	Star Micronics Co. Ltd.	2,500	33
	Towa Pharmaceutical Co. Ltd.	2,100	33
	Yonex Co. Ltd.	2,900	33
	KYORIN Holdings Inc.	2,600	33
	ValueCommerce Co. Ltd.	1,800	33
	Nippon Light Metal Holdings Co. Ltd.	2,890	33
	TechMatrix Corp.	2,700	33

52

ESG International Stock ETF
		Shares	Market Value• ($000)
	United Arrows Ltd.	2,400	32
*	Godo Steel Ltd.	2,400	32
	PAL GROUP Holdings Co. Ltd.	1,900	32
	Anest Iwata Corp.	4,600	32
	Nihon Nohyaku Co. Ltd.	5,200	32
	Broadleaf Co. Ltd.	8,600	32
	Insource Co. Ltd.	1,600	32
	Juroku Financial Group Inc.	1,800	32
	Key Coffee Inc.	2,000	31
	Hyakujushi Bank Ltd.	2,500	31
	Topy Industries Ltd.	3,100	31
	JINS Holdings Inc.	1,000	31
	Carta Holdings Inc.	2,500	31
	Avex Inc.	2,700	30
	Chugoku Marine Paints Ltd.	4,800	30
	Dai Nippon Toryo Co. Ltd.	5,700	30
	Hokuto Corp.	2,200	30
	Nichiban Co. Ltd.	2,600	30
	San-Ai Obbli Co. Ltd.	3,800	30
	Sanyo Special Steel Co. Ltd.	2,000	30
	Senko Group Holdings Co. Ltd.	4,400	30
	Tamura Corp.	5,700	30
	Toyo Kanetsu KK	1,600	30
	YA-MAN Ltd.	2,600	30
	Paramount Bed Holdings Co. Ltd.	1,600	30
	Macromill Inc.	3,900	30
	JDC Corp.	6,900	30
	Musashi Seimitsu Industry Co. Ltd.	2,400	29
	Kiyo Bank Ltd.	2,700	29
	Mitsuuroko Group Holdings Co. Ltd.	4,100	29
	Bank of Nagoya Ltd.	1,300	29
	Maruwa Unyu Kikan Co. Ltd.	2,400	29
	RS Technologies Co. Ltd.	600	29
	YAKUODO Holdings Co. Ltd.	1,700	29
*	SRE Holdings Corp.	1,400	29
	Chiyoda Integre Co. Ltd.	1,800	28
*	Matsuya Co. Ltd.	4,400	28
	Nippon Densetsu Kogyo Co. Ltd.	2,200	28
	Pacific Metals Co. Ltd.	1,600	28
	Press Kogyo Co. Ltd.	8,800	28
*	giftee Inc.	1,900	28
	Nippon Fine Chemical Co. Ltd.	2,000	28
	Shares	Market Value• ($000)
Computer Engineering & Consulting Ltd.	2,900	27
Ichigo Inc.	12,400	27
Nanto Bank Ltd.	1,900	27
Raito Kogyo Co. Ltd.	2,000	27
Shinko Shoji Co. Ltd.	3,600	27
Itoham Yonekyu Holdings Inc.	5,400	26
Aichi Corp.	4,300	26
Akita Bank Ltd.	2,200	26
Funai Soken Holdings Inc.	1,500	26
Kurimoto Ltd.	2,200	26
Tocalo Co. Ltd.	2,800	26
Toyo Ink SC Holdings Co. Ltd.	1,900	26
Tsubaki Nakashima Co. Ltd.	3,100	26
Medical Data Vision Co. Ltd.	3,200	26
Shinwa Co. Ltd.	1,600	25
Japan Pulp & Paper Co. Ltd.	800	25
Marudai Food Co. Ltd.	2,200	25
Tokyo Electron Device Ltd.	600	25
Plenus Co. Ltd.	1,800	25
MEC Co. Ltd.	1,400	25
Ariake Japan Co. Ltd.	700	24
Toyobo Co. Ltd.	3,200	24
Fuji Seal International Inc.	2,200	24
Chuo Spring Co. Ltd.	4,700	24
Shizuoka Gas Co. Ltd.	3,200	24
Kyodo Printing Co. Ltd.	1,400	24
Nissei ASB Machine Co. Ltd.	800	24
Nomura Co. Ltd.	3,500	24
Ogaki Kyoritsu Bank Ltd.	1,900	24
Pacific Industrial Co. Ltd.	3,100	24
Toho Zinc Co. Ltd.	1,400	24
T Hasegawa Co. Ltd.	1,100	24
Koshidaka Holdings Co. Ltd.	3,900	24
Autobacs Seven Co. Ltd.	2,200	23
Nipro Corp.	2,800	23
Awa Bank Ltd.	1,700	23
Fujimori Kogyo Co. Ltd.	900	23
Fukui Bank Ltd.	2,300	23
Digital Holdings Inc.	2,500	23
Tokai Tokyo Financial Holdings Inc.	8,000	22
Nippon Paper Industries Co. Ltd.	3,300	22
Jaccs Co. Ltd.	800	22

53

ESG International Stock ETF
		Shares	Market Value• ($000)
*	KNT-CT Holdings Co. Ltd.	1,800	22
	Koa Corp.	1,300	22
	Nippon Seiki Co. Ltd.	3,800	22
	Riken Vitamin Co. Ltd.	1,800	22
	Shin-Etsu Polymer Co. Ltd.	2,300	22
	Mie Kotsu Group Holdings Inc.	6,400	22
	Procrea Holdings Inc.	1,400	22
	Aoyama Trading Co. Ltd.	3,100	21
	Bunka Shutter Co. Ltd.	2,700	21
	Teikoku Electric Manufacturing Co. Ltd.	1,500	21
	Enplas Corp.	700	21
	FULLCAST Holdings Co. Ltd.	1,200	21
*	Jamco Corp.	2,200	21
	Okura Industrial Co. Ltd.	1,600	21
	Ryoyo Electro Corp.	1,300	21
	NS United Kaiun Kaisha Ltd.	600	21
	Mori Trust Sogo Reit Inc.	19	20
	Furuno Electric Co. Ltd.	2,500	20
	Riken Technos Corp.	5,300	20
	Tachibana Eletech Co. Ltd.	1,700	20
	Anicom Holdings Inc.	4,400	20
	Keiyo Bank Ltd.	5,600	19
	Hibiya Engineering Ltd.	1,400	19
	KYB Corp.	800	19
	Toho Bank Ltd.	13,000	19
	Toho Holdings Co. Ltd.	1,400	19
	Tsugami Corp.	2,100	19
	Sankyo Tateyama Inc.	4,400	19
	ASKA Pharmaceutical Holdings Co. Ltd.	2,200	19
	Nippon Pillar Packing Co. Ltd.	1,000	19
	Fuso Pharmaceutical Industries Ltd.	1,200	18
	Aeon Fantasy Co. Ltd.	700	18
	Kyosan Electric Manufacturing Co. Ltd.	6,000	18
	CMIC Holdings Co. Ltd.	1,500	18
	Mitsubishi Pencil Co. Ltd.	1,800	18
	Nippon Road Co. Ltd.	400	18
	Tosei Corp.	1,800	18
	France Bed Holdings Co. Ltd.	2,600	18
	Zuken Inc.	700	18
	North Pacific Bank Ltd.	10,800	18
	METAWATER Co. Ltd.	1,200	18
*	Vision Inc.	1,900	18
	Oro Co. Ltd.	1,400	18
	Roland Corp.	600	18
		Shares	Market Value• ($000)
	Japan Lifeline Co. Ltd.	2,400	17
	Argo Graphics Inc.	600	17
	Alpha Systems Inc.	500	17
	Joshin Denki Co. Ltd.	1,200	17
	Infocom Corp.	1,200	17
	Nippon Yakin Kogyo Co. Ltd.	800	17
	Nissin Corp.	1,300	17
	Nitta Corp.	800	17
	Towa Corp.	1,300	17
	Valor Holdings Co. Ltd.	1,300	17
	Belluna Co. Ltd.	3,100	16
	Chukyo Bank Ltd.	1,200	16
	Adastria Co. Ltd.	1,100	16
	Elecom Co. Ltd.	1,300	16
	J-Oil Mills Inc.	1,400	16
	Mandom Corp.	1,500	16
	Tokyu Construction Co. Ltd.	3,300	16
	Ryoden Corp.	1,400	16
	Saibu Gas Holdings Co. Ltd.	1,200	16
	Earth Corp.	400	16
	Duskin Co. Ltd.	800	16
	Restar Holdings Corp.	1,100	16
	Vector Inc.	1,900	16
	Bell System24 Holdings Inc.	1,500	16
	Exedy Corp.	1,200	15
	Daido Metal Co. Ltd.	4,000	15
	Kansai Food Market Ltd.	1,700	15
	Mizuno Corp.	800	15
	Nitto Kohki Co. Ltd.	1,300	15
	Nippon Thompson Co. Ltd.	3,600	15
	Nippon Steel Trading Corp.	400	15
	Topre Corp.	1,700	15
	FIDEA Holdings Co. Ltd.	1,600	15
	Fixstars Corp.	1,700	15
*	Open Door Inc.	1,000	15
	Daiichi Jitsugyo Co. Ltd.	500	14
	Daiken Corp.	1,000	14
	Fuji Pharma Co. Ltd.	1,900	14
	Nihon Parkerizing Co. Ltd.	2,000	14
	Okasan Securities Group Inc.	5,900	14
	Takasago International Corp.	700	14
	Yokowo Co. Ltd.	900	14
	Ohara Inc.	1,400	14
	Daiki Aluminium Industry Co. Ltd.	1,500	14
	Ki-Star Real Estate Co. Ltd.	400	14

54

ESG International Stock ETF
		Shares	Market Value• ($000)
	Cosel Co. Ltd.	2,100	13
	Takara Leben Co. Ltd.	4,800	13
	Ryosan Co. Ltd.	800	13
	Sanki Engineering Co. Ltd.	1,100	13
	Sumitomo Riko Co. Ltd.	3,200	13
	Totetsu Kogyo Co. Ltd.	800	13
	Takamiya Co. Ltd.	4,200	13
	TSI Holdings Co. Ltd.	4,500	13
	Daito Pharmaceutical Co. Ltd.	700	13
	Aida Engineering Ltd.	1,900	12
	Happinet Corp.	1,000	12
	Ichikoh Industries Ltd.	4,600	12
	Kyokuto Kaihatsu Kogyo Co. Ltd.	1,200	12
	Matsuda Sangyo Co. Ltd.	700	12
	Musashino Bank Ltd.	1,000	12
	Japan Transcity Corp.	3,200	12
	World Holdings Co. Ltd.	600	12
	SB Technology Corp.	700	12
	Inui Global Logistics Co. Ltd.	800	12
	Eiken Chemical Co. Ltd.	800	11
	Maruzen Showa Unyu Co. Ltd.	500	11
	Noritz Corp.	1,000	11
	Oiles Corp.	1,000	11
	Yahagi Construction Co. Ltd.	2,000	11
	Yokogawa Bridge Holdings Corp.	800	11
	JAC Recruitment Co. Ltd.	800	11
	Create SD Holdings Co. Ltd.	500	11
	Raccoon Holdings Inc.	1,100	11
	Tokai Rika Co. Ltd.	900	10
	ASAHI YUKIZAI Corp.	600	10
	Ishihara Sangyo Kaisha Ltd.	1,200	10
	Nissin Electric Co. Ltd.	900	10
	Nippon Koei Co. Ltd.	400	10
	Shikoku Bank Ltd.	1,600	10
	SWCC Showa Holdings Co. Ltd.	800	10
	Union Tool Co.	400	10
	Unipres Corp.	1,400	10
	Doutor Nichires Holdings Co. Ltd.	900	10
	Linical Co. Ltd.	1,900	10
	Proto Corp.	1,200	10
*	TerraSky Co. Ltd.	700	10
	SKY Perfect JSAT Holdings Inc.	2,300	9
	Aisan Industry Co. Ltd.	1,700	9
		Shares	Market Value• ($000)
	Halows Co. Ltd.	400	9
*	Nichi-iko Pharmaceutical Co. Ltd.	3,700	9
*	Nippon Chemi-Con Corp.	700	9
	Shibuya Corp.	500	9
	Sumida Corp.	1,300	9
	Tachi-S Co. Ltd.	1,000	9
	Tsukishima Kikai Co. Ltd.	1,400	9
	Zojirushi Corp.	800	9
	Alpen Co. Ltd.	600	9
	Tokushu Tokai Paper Co. Ltd.	400	9
	Senshu Ikeda Holdings Inc.	5,700	9
	Konoike Transport Co. Ltd.	900	9
	Aeon Hokkaido Corp.	1,100	9
	Belc Co. Ltd.	200	8
	CMK Corp.	2,400	8
	Fukushima Galilei Co. Ltd.	300	8
	Hosokawa Micron Corp.	400	8
	Mitsui DM Sugar Holdings Co. Ltd.	600	8
	Nachi-Fujikoshi Corp.	300	8
	Nichiha Corp.	400	8
	Nissan Shatai Co. Ltd.	1,500	8
	Okamoto Industries Inc.	300	8
	Shin Nippon Air Technologies Co. Ltd.	600	8
	Yuasa Trading Co. Ltd.	300	8
	Moriroku Holdings Co. Ltd.	600	8
	Matsui Securities Co. Ltd.	1,300	7
	Takamatsu Construction Group Co. Ltd.	500	7
	Relia Inc.	1,000	7
	DyDo Group Holdings Inc.	200	7
	Axial Retailing Inc.	300	7
	Hodogaya Chemical Co. Ltd.	300	7
	Marvelous Inc.	1,400	7
	Neturen Co. Ltd.	1,500	7
	Nichiden Corp.	500	7
	Nippon Signal Co. Ltd.	1,000	7
	T-Gaia Corp.	600	7
	Sekisui Kasei Co. Ltd.	2,400	7
	Pack Corp.	400	7
	Toa Corp.	400	7
	Hirata Corp.	200	7
*	World Co. Ltd.	700	7
	ARTERIA Networks Corp.	800	7

55

ESG International Stock ETF
		Shares	Market Value• ($000)
	Japan Medical Dynamic Marketing Inc.	700	7
*	FDK Corp.	1,000	6
	Gunze Ltd.	200	6
	Inaba Denki Sangyo Co. Ltd.	300	6
	Koatsu Gas Kogyo Co. Ltd.	1,200	6
	Prima Meat Packers Ltd.	400	6
	Ryobi Ltd.	600	6
	Sekisui Jushi Corp.	500	6
	Shikoku Chemicals Corp.	700	6
	TPR Co. Ltd.	700	6
	Towa Bank Ltd.	1,700	6
	Osaka Organic Chemical Industry Ltd.	300	6
	Usen-Next Holdings Co. Ltd.	400	6
	Advan Group Co. Ltd.	800	5
	MTI Ltd.	1,400	5
	Kanto Denka Kogyo Co. Ltd.	700	5
	Okuwa Co. Ltd.	700	5
	Dai-Dan Co. Ltd.	300	5
	Sinko Industries Ltd.	400	5
	Tokai Corp.	400	5
*	Gurunavi Inc.	1,600	5
	KAWADA TECHNOLOGIES Inc.	200	5
	Nisso Corp.	1,200	5
	Orient Corp.	5,000	4
	Taiho Kogyo Co. Ltd.	700	4
	V Technology Co. Ltd.	200	4
	Nippon Parking Development Co. Ltd.	3,800	4
	Oki Electric Industry Co. Ltd.	700	4
	Osaka Steel Co. Ltd.	400	4
	SBS Holdings Inc.	200	4
	Sangetsu Corp.	300	4
	Taki Chemical Co. Ltd.	100	4
	Noevir Holdings Co. Ltd.	100	4
	Elan Corp.	500	4
*	Akebono Brake Industry Co. Ltd.	2,700	3
	Chori Co. Ltd.	200	3
	Gakken Holdings Co. Ltd.	400	3
	Sanoh Industrial Co. Ltd.	600	3
	Shindengen Electric Manufacturing Co. Ltd.	100	3
	Toenec Corp.	100	3
	Kamakura Shinsho Ltd.	700	3
	Media Do Co. Ltd.	200	3
		Shares	Market Value• ($000)
	Fibergate Inc.	400	3
	Tess Holdings Co. Ltd.	300	3
	Obara Group Inc.	100	2
*	Nippon Sheet Glass Co. Ltd.	600	2
	Tamron Co. Ltd.	100	2
	Qol Holdings Co. Ltd.	200	2
	Futaba Industrial Co. Ltd.	500	1
			482,588
Kuwait (0.3%)
	National Bank of Kuwait SAKP	1,029,749	3,523
	Kuwait Finance House KSCP	768,158	2,242
	Agility Public Warehousing Co. KSC	201,323	549
	Mobile Telecommunications Co. KSCP	262,657	516
	Boubyan Bank KSCP	148,338	402
	National Industries Group Holding SAK	333,595	303
	Gulf Bank KSCP	261,831	297
	Mabanee Co. KPSC	106,805	287
*	Warba Bank KSCP	203,045	165
	Burgan Bank SAK	157,891	124
	Alimtiaz Investment Group KSC	393,277	119
	Boursa Kuwait Securities Co. KPSC	13,959	104
	Kuwait International Bank KSCP	104,421	73
	Qurain Petrochemical Industries Co.	70,562	72
	Integrated Holding Co. KCSC	46,810	63
			8,839
Malaysia (0.6%)
	Public Bank Bhd.	1,995,200	2,095
	Malayan Banking Bhd.	1,029,500	2,060
	CIMB Group Holdings Bhd.	926,300	1,108
	Petronas Chemicals Group Bhd.	377,300	740
	Press Metal Aluminium Holdings Bhd.	502,100	532
	Sime Darby Plantation Bhd.	491,300	488
	Axiata Group Bhd.	615,700	418
	IHH Healthcare Bhd.	298,700	412
	IOI Corp. Bhd.	401,300	379
	MISC Bhd.	234,674	371
	DiGi.Com Bhd.	417,100	348
	Kuala Lumpur Kepong Bhd.	62,400	322

56

ESG International Stock ETF
		Shares	Market Value• ($000)
	PPB Group Bhd.	81,700	321
	Hong Leong Bank Bhd.	64,700	301
	TIME dotCom Bhd.	273,500	291
	Maxis Bhd.	325,400	279
	Gamuda Bhd.	321,300	274
	AMMB Holdings Bhd.	283,400	263
*	Malaysia Airports Holdings Bhd.	195,100	255
	Sime Darby Bhd.	471,200	240
	Telekom Malaysia Bhd.	178,782	238
	My EG Services Bhd.	1,276,300	226
	Inari Amertron Bhd.	354,500	211
	AEON Credit Service M Bhd.	65,700	207
	Alliance Bank Malaysia Bhd.	261,000	205
	RHB Bank Bhd.	157,300	201
	Nestle Malaysia Bhd.	6,700	199
	Pentamaster Corp. Bhd.	213,950	190
	Sunway Bhd.	495,400	181
	Genting Plantations Bhd.	101,500	152
	Mega First Corp. Bhd.	187,000	151
	Bermaz Auto Bhd.	364,300	148
	Bursa Malaysia Bhd.	102,900	147
	Top Glove Corp. Bhd.	786,000	141
	QL Resources Bhd.	121,100	138
	Malaysian Pacific Industries Bhd.	19,700	132
	FGV Holdings Bhd.	378,900	129
	ViTrox Corp. Bhd.	80,200	127
	Padini Holdings Bhd.	159,600	119
	Hong Leong Financial Group Bhd.	26,900	116
[3]	MR DIY Group M Bhd.	241,200	116
	D&O Green Technologies Bhd.	129,900	111
	KPJ Healthcare Bhd.	474,900	93
	Malaysia Building Society Bhd.	716,600	92
	Scientex Bhd.	111,400	88
	Westports Holdings Bhd.	114,100	88
	Frontken Corp. Bhd.	144,600	88
	UWC Bhd.	98,400	85
	Syarikat Takaful Malaysia Keluarga Bhd.	112,600	84
	Hartalega Holdings Bhd.	219,900	81
	VS Industry Bhd.	328,200	73
[3]	Lotte Chemical Titan Holding Bhd.	192,400	73
	Supermax Corp. Bhd.	368,254	60
	Astro Malaysia Holdings Bhd.	306,900	57
	Malaysian Resources Corp. Bhd.	663,900	52
		Shares	Market Value• ($000)
*	Leong Hup International Bhd.	448,300	49
	Fraser & Neave Holdings Bhd.	8,900	44
	CTOS Digital Bhd.	134,600	43
*	Greatech Technology Bhd.	48,600	38
	Kossan Rubber Industries Bhd.	147,200	33
	SP Setia Bhd. Group	187,100	31
	Cahya Mata Sarawak Bhd.	102,500	22
	UMW Holdings Bhd.	18,200	12
*	UEM Sunrise Bhd.	131,300	9
			16,377
Mexico (0.7%)
	America Movil SAB de CV	4,571,141	3,896
	Wal-Mart de Mexico SAB de CV	843,200	2,756
	Grupo Financiero Banorte SAB de CV	454,400	2,684
	Fomento Economico Mexicano SAB de CV	317,623	1,991
	Grupo Bimbo SAB de CV Class A	371,634	1,222
	Grupo Aeroportuario del Pacifico SAB de CV Class B	66,600	948
*	Cemex SAB de CV	2,554,900	947
	Grupo Aeroportuario del Sureste SAB de CV Class B	35,260	747
	Coca-Cola Femsa SAB de CV	116,655	713
	PLA Administradora Industrial S de RL de CV	375,700	503
	Grupo Televisa SAB	348,500	439
*	Grupo Financiero Inbursa SAB de CV	274,600	433
	Fibra Uno Administracion SA de CV	372,000	389
	Grupo Elektra SAB de CV	7,090	368
[3]	FIBRA Macquarie Mexico	291,063	367
	Arca Continental SAB de CV	39,500	269
	Gruma SAB de CV Class B	22,425	244
	Corp. Inmobiliaria Vesta SAB de CV	123,700	228
	Orbia Advance Corp. SAB de CV	113,900	215
	Grupo Carso SAB de CV	57,093	196

57

ESG International Stock ETF
		Shares	Market Value• ($000)
	Operadora De Sites Mexicanos SAB de CV	181,600	181
[3]	Banco del Bajio SA	82,400	172
	Grupo Aeroportuario del Centro Norte SAB de CV Class B	25,153	164
	Regional SAB de CV	28,000	151
*	Alsea SAB de CV	82,600	150
	Industrias Penoles SAB de CV	15,230	125
	Prologis Property Mexico SA de CV	45,874	119
	Grupo Comercial Chedraui SA de CV	39,200	112
*	Controladora Vuela Cia de Aviacion SAB de CV Class A	119,600	107
	Kimberly-Clark de Mexico SAB de CV Class A	62,700	85
	Gentera SAB de CV	92,800	72
	La Comer SAB de CV	37,800	63
	Bolsa Mexicana de Valores SAB de CV	33,500	61
	El Puerto de Liverpool SAB de CV	13,300	59
*,3	Grupo Traxion SAB de CV	53,400	58
	Megacable Holdings SAB de CV	25,300	53
*,3	Nemak SAB de CV	228,000	48
	Alpek SAB de CV Class A	32,100	44
	Qualitas Controladora SAB de CV	9,100	40
	Genomma Lab Internacional SAB de CV Class B	40,500	33
*	Grupo Rotoplas SAB de CV	23,220	31
	Concentradora Fibra Danhos SA de CV	25,700	30
*	Axtel SAB de CV	100,863	6
			21,519
Netherlands (3.0%)
	ASML Holding NV	58,242	28,429
*	Prosus NV	133,822	8,271
*,3	Adyen NV	4,451	6,869
	ING Groep NV	585,147	5,129
	Koninklijke Ahold Delhaize NV	149,684	4,117
	Wolters Kluwer NV	41,425	4,051
	Koninklijke DSM NV	26,676	3,402
	Koninklijke Philips NV	135,237	2,246
	Universal Music Group NV	109,893	2,182
	ASM International NV	7,621	2,072
		Shares	Market Value• ($000)
	Akzo Nobel NV	29,751	1,874
	Koninklijke KPN NV	569,824	1,813
	NN Group NV	42,370	1,741
	IMCD NV	10,122	1,396
[2]	Aegon NV	297,011	1,327
	ASR Nederland NV	27,479	1,122
[3]	Euronext NV	15,151	1,120
	Randstad NV	20,934	975
*	Unibail-Rodamco-Westfield	14,261	733
[3]	ABN AMRO Bank NV	61,929	595
[3]	Signify NV	20,166	573
	BE Semiconductor Industries NV	11,537	548
	OCI NV	13,221	496
*,3	Just Eat Takeaway.com NV	28,084	467
	TKH Group NV	10,997	384
*	Galapagos NV	7,154	359
	Boskalis Westminster	10,588	351
	JDE Peet's NV	10,975	338
*,3	Intertrust NV	13,553	265
*,3	Basic-Fit NV	6,368	243
	APERAM SA	7,156	193
	Koninklijke Vopak NV	7,844	173
	Corbion NV	5,997	170
*	InPost SA	28,668	148
*,3	Alfen Beheer BV	1,308	148
[3]	CTP NV	7,205	98
	Eurocommercial Properties NV	4,391	92
	PostNL NV	32,716	70
	Majorel Group Luxembourg SA	1,898	43
[3]	Flow Traders	1,994	40
*	TomTom NV	4,558	37
	NSI NV	625	19
	Wereldhave NV	1,276	17
	Vastned Retail NV	701	16
*	Ebusco Holding NV	307	6
			84,758
New Zealand (0.3%)
	Spark New Zealand Ltd.	390,685	1,292
	Fisher & Paykel Healthcare Corp. Ltd.	100,932	1,208
*	Auckland International Airport Ltd.	245,592	1,133
	Meridian Energy Ltd.	204,034	622
*	a2 Milk Co. Ltd.	139,281	530
	Mainfreight Ltd.	10,803	491
	EBOS Group Ltd.	19,648	463
	Fletcher Building Ltd.	120,526	411
	Ryman Healthcare Ltd.	52,259	292
	Chorus Ltd.	54,167	265
	Mercury NZ Ltd.	61,241	217

58

ESG International Stock ETF
		Shares	Market Value• ($000)
	Summerset Group Holdings Ltd.	23,927	161
	Heartland Group Holdings Ltd.	135,080	149
	Stride Property Group	134,058	147
*	SKY Network Television Ltd.	73,542	111
	Precinct Properties New Zealand Ltd.	134,825	110
	Freightways Ltd.	15,384	96
*	Pushpay Holdings Ltd.	108,908	85
	Vital Healthcare Property Trust	47,576	79
	Kiwi Property Group Ltd.	113,401	71
*	Air New Zealand Ltd.	166,443	69
	Arvida Group Ltd.	73,478	68
	Skellerup Holdings Ltd.	17,971	61
	Argosy Property Ltd.	68,829	56
*	Serko Ltd.	21,106	46
	KMD Brands Ltd.	51,665	34
*	Vista Group International Ltd.	28,108	32
	Scales Corp. Ltd.	9,888	29
	Restaurant Brands New Zealand Ltd.	3,624	18
*	Pacific Edge Ltd.	66,132	18
*	Synlait Milk Ltd.	7,302	16
*	Tourism Holdings Ltd.	8,218	14
			8,394
Norway (0.6%)
	DNB Bank ASA	158,625	3,016
	Mowi ASA	77,026	1,579
	Norsk Hydro ASA	225,290	1,548
	Yara International ASA	29,154	1,233
	TOMRA Systems ASA	45,287	1,032
	Telenor ASA	88,106	964
	Storebrand ASA	107,545	861
	Orkla ASA	97,194	814
	Bakkafrost P/F	8,795	515
	SpareBank 1 SMN	42,223	514
	Salmar ASA	7,022	464
*	Nordic Semiconductor ASA	30,293	463
	Gjensidige Forsikring ASA	20,826	423
*	NEL ASA	232,581	341
*	Adevinta ASA	37,952	307
	Schibsted ASA Class A	16,425	301
	SpareBank 1 SR-Bank ASA	22,579	258
	Aker ASA Class A	2,567	202
*,3	Elkem ASA	47,514	189
*	Frontline Ltd.	16,043	188
	Leroy Seafood Group ASA	27,117	181
		Shares	Market Value• ($000)
	Schibsted ASA Class B	10,185	175
	Borregaard ASA	9,268	141
[3]	Scatec ASA	13,806	140
[3]	Entra ASA	9,765	127
*,3	Crayon Group Holding ASA	11,022	119
*	Atea ASA	8,061	89
[3]	BW LPG Ltd.	13,055	85
	Bonheur ASA	2,246	84
	Veidekke ASA	7,816	80
	MPC Container Ships ASA	38,954	80
*	Kahoot! ASA	39,339	78
	Austevoll Seafood ASA	6,440	69
	Grieg Seafood ASA	5,168	63
	Wallenius Wilhelmsen ASA	10,650	60
	Stolt-Nielsen Ltd.	1,670	36
*	Hexagon Composites ASA	12,496	35
*	Norway Royal Salmon ASA	1,268	32
*	Aker Horizons ASA	14,160	25
			16,911
Pakistan (0.0%)
	Millat Tractors Ltd.	22,440	86
*	Lucky Cement Ltd.	23,964	57
	United Bank Ltd.	101,400	54
	Habib Bank Ltd.	121,342	50
	Searle Co. Ltd.	100,379	49
	Bank Alfalah Ltd.	313,812	46
*	TRG Pakistan	98,500	40
	MCB Bank Ltd.	43,000	24
*	National Bank of Pakistan	134,500	18
	DG Khan Cement Co. Ltd.	23,500	6
			430
Philippines (0.2%)
	SM Prime Holdings Inc.	1,696,900	1,141
	BDO Unibank Inc.	398,710	912
	Ayala Land Inc.	1,516,900	770
	International Container Terminal Services Inc.	188,500	607
	Bank of the Philippine Islands	344,540	582
	JG Summit Holdings Inc.	380,580	346
	PLDT Inc.	10,410	310
	Universal Robina Corp.	125,750	273
	Metropolitan Bank & Trust Co.	223,077	208
	Jollibee Foods Corp.	37,400	159
	Wilcon Depot Inc.	252,300	135
	Globe Telecom Inc.	3,575	133

59

ESG International Stock ETF
		Shares	Market Value• ($000)
	Robinsons Retail Holdings Inc.	124,080	132
	Security Bank Corp.	53,520	86
	Puregold Price Club Inc.	136,700	83
*	Converge Information & Communications Technology Solutions Inc.	254,800	79
	Nickel Asia Corp.	756,400	77
*	Cebu Air Inc.	101,020	74
	Century Pacific Food Inc.	115,400	51
	GT Capital Holdings Inc.	5,680	49
	Manila Water Co. Inc.	166,400	46
	RL Commercial REIT Inc.	249,800	27
	Robinsons Land Corp.	77,800	26
	D&L Industries Inc.	101,700	14
	Filinvest Land Inc.	339,000	5
			6,325
Poland (0.1%)
	Powszechna Kasa Oszczednosci Bank Polski SA	161,751	807
	Powszechny Zaklad Ubezpieczen SA	102,193	612
*,3	Dino Polska SA	6,692	488
	Bank Polska Kasa Opieki SA	30,373	420
*,3	Allegro.eu SA	61,513	323
	LPP SA	165	297
	Santander Bank Polska SA	4,132	188
	CD Projekt SA	9,407	168
	Cyfrowy Polsat SA	31,836	131
	KRUK SA	1,967	126
	Orange Polska SA	56,733	72
	Asseco Poland SA	4,458	68
*	mBank SA	1,329	61
*	Alior Bank SA	10,426	58
*	Bank Millennium SA	63,162	51
*	CCC SA	5,109	41
*	Grupa Azoty SA	4,644	32
	Bank Handlowy w Warszawie SA	1,155	15
	Warsaw Stock Exchange	1,564	11
*	AmRest Holdings SE	2,391	10
			3,979
Portugal (0.1%)
	EDP Renovaveis SA	42,693	1,036
	Jeronimo Martins SGPS SA	39,609	878
	NOS SGPS SA	108,845	401
	Sonae SGPS SA	197,943	199
		Shares	Market Value• ($000)
	CTT-Correios de Portugal SA	39,640	129
	Banco Comercial Portugues SA	888,946	129
	REN - Redes Energeticas Nacionais SGPS SA	46,945	125
	Altri SGPS SA	4,107	23
	Navigator Co. SA	4,298	17
*	Greenvolt-Energias Renovaveis SA	862	8
			2,945
Qatar (0.4%)
	Qatar National Bank QPSC	664,860	3,762
	Qatar Islamic Bank SAQ	237,196	1,665
	Masraf Al Rayan QSC	908,902	1,127
	Industries Qatar QSC	218,661	1,088
	Commercial Bank PSQC	486,506	977
	Mesaieed Petrochemical Holding Co.	617,392	440
	Qatar Gas Transport Co. Ltd.	354,334	388
	Ooredoo QPSC	137,432	343
	Barwa Real Estate Co.	262,845	265
	Vodafone Qatar QSC	466,805	211
	Qatar Aluminum Manufacturing Co.	382,130	197
	United Development Co. QSC	345,520	152
	Doha Bank QPSC	208,334	144
	Medicare Group	61,475	126
			10,885
Romania (0.0%)
	Banca Transilvania SA	70,587	291
	One United Properties SA	117,617	30
	Teraplast SA	209,443	26
			347
Russia (0.0%)
*,1	Sberbank of Russia PJSC	1,437,070	—
[1]	Mobile TeleSystems PJSC ADR	8,336	—
[1]	Unipro PJSC	2,240,000	—
*,1	VTB Bank PJSC GDR	17,656	—
[1]	PhosAgro PJSC	3,204	—
[1]	OGK-2 PJSC	6,493,000	—
[1]	Polyus PJSC	3,157	—
*,1	TGC-1 PJSC	698,000,000	—
[1]	RusHydro PJSC	6,697,000	—
*,1	Aeroflot PJSC	169,870	—
[1]	Rostelecom PJSC	108,980	—

60

ESG International Stock ETF
		Shares	Market Value• ($000)
[1]	Rosseti Lenenergo PJSC Preference Shares	25,440	—
[1]	Novolipetsk Steel PJSC	118,300	—
[1]	Mobile TeleSystems PJSC	72,320	—
[1]	Magnit PJSC	9,808	—
[1]	Mosenergo PJSC	1,671,000	—
*,1	Federal Grid Co. Unified Energy System PJSC	24,100,000	—
[1]	M.Video PJSC	15,392	—
*,1	VTB Bank PJSC	511,420,000	—
*,1	ROSSETI PJSC	5,225,000	—
[1]	Inter RAO UES PJSC	3,338,400	—
*,1	ENEL RUSSIA PJSC	20,838,000	—
*,1	Sistema PJSFC	466,300	—
*,1	Moscow Exchange MICEX-RTS PJSC	175,830	—
[1,3]	Detsky Mir PJSC	100,010	—
[1]	Polyus PJSC GDR	736	—
*,1	Credit Bank of Moscow PJSC	1,108,700	—
[1]	Novorossiysk Commercial Sea Port PJSC	1,721,500	—
[1]	Cherkizovo Group PJSC	1,432	—
[1]	Samolet Group	951	—
[1]	IDGC of Centre & Volga Region PJSC	13,690,000	—
			—
Saudi Arabia (1.0%)
*	Al Rajhi Bank	290,225	6,948
	Saudi National Bank	322,485	5,980
	Saudi Telecom Co.	261,540	2,904
*	Saudi Arabian Mining Co.	120,575	2,379
	Riyad Bank	215,695	2,031
	Alinma Bank	144,698	1,458
	Banque Saudi Fransi	83,200	1,098
	Arab National Bank	96,533	770
	Sahara International Petrochemical Co.	47,873	605
	Etihad Etisalat Co.	55,827	543
	Almarai Co. JSC	27,721	390
	Jarir Marketing Co.	8,364	382
	Abdullah Al Othaim Markets Co.	9,997	340
*	Mobile Telecommunications Co. Saudi Arabia	100,837	310
	Savola Group	31,725	275
*	Dar Al Arkan Real Estate Development Co.	72,570	272
	Astra Industrial Group	17,425	239
	Jadwa REIT Saudi Fund	67,503	237
*	Saudi Airlines Catering Co.	11,485	231
		Shares	Market Value• ($000)
*	Methanol Chemicals Co.	19,644	194
	Saudia Dairy & Foodstuff Co.	3,601	190
	Arriyadh Development Co.	30,775	186
*	Co. for Cooperative Insurance	8,902	179
	Arabian Centres Co. Ltd.	27,779	148
	Bawan Co.	13,336	138
	Leejam Sports Co. JSC	6,175	137
*	National Industrialization Co.	31,843	134
	Tabuk Cement Co.	26,491	114
	Yanbu Cement Co.	10,314	109
	Saudi Ceramic Co.	9,332	107
	Northern Region Cement Co.	30,836	99
*	Sinad Holding Co.	23,127	98
*,1	Al Jouf Cement Co.	36,242	97
	Hail Cement Co.	26,970	96
*	Dur Hospitality Co.	15,330	94
	Eastern Province Cement Co.	7,888	92
*	Mediterranean & Gulf Cooperative Insurance & Reinsurance Co.	28,462	87
	City Cement Co.	13,514	87
	United International Transportation Co.	6,872	84
	BinDawood Holding Co.	3,537	78
	Najran Cement Co.	19,398	72
*	Abdul Mohsen Al-Hokair Tourism & Development Co.	10,676	33
*	Saudi Public Transport Co.	4,324	20
*	Zamil Industrial Investment Co.	2,495	14
			30,079
Singapore (1.1%)
	DBS Group Holdings Ltd.	272,400	6,342
	Oversea-Chinese Banking Corp. Ltd.	511,000	4,404
	United Overseas Bank Ltd.	191,800	3,740
	Singapore Telecommunications Ltd.	1,263,400	2,372
	Capitaland Investment Ltd.	464,900	1,224
	Wilmar International Ltd.	413,487	1,194
	Singapore Exchange Ltd.	166,700	1,131

61

ESG International Stock ETF
		Shares	Market Value• ($000)
	CapitaLand Integrated Commercial Trust	678,100	1,003
	Ascendas REIT	466,400	940
*	Singapore Airlines Ltd.	202,600	769
	UOL Group Ltd.	125,900	623
	Venture Corp. Ltd.	47,000	614
	ComfortDelGro Corp. Ltd.	568,600	573
	Frasers Centrepoint Trust	330,519	534
	Mapletree Logistics Trust	349,900	417
*	SATS Ltd.	139,200	402
	Frasers Logistics & Commercial Trust	368,689	358
	Keppel DC REIT	228,823	318
	Mapletree Pan Asia Commercial Trust	240,300	316
	Sabana Industrial REIT	954,800	304
	Mapletree Industrial Trust	151,000	273
	City Developments Ltd.	42,600	247
	ESR-LOGOS REIT	717,978	210
	Raffles Medical Group Ltd.	187,000	186
*	Sembcorp Marine Ltd.	2,209,077	185
	Lendlease Global Commercial REIT	310,632	183
	Golden Agri-Resources Ltd.	828,500	166
	Keppel REIT	207,800	160
	AIMS APAC REIT	149,600	146
	Starhill Global REIT	341,900	142
	NetLink NBN Management Pte. Ltd.	204,800	137
	Hutchison Port Holdings Trust	574,900	123
	AEM Holdings Ltd.	36,300	118
	CapitaLand China Trust	131,800	104
	First Resources Ltd.	65,400	71
	Manulife US REIT	128,194	61
	Olam Group Ltd.	53,200	56
	iFAST Corp. Ltd.	14,700	47
	Bumitama Agri Ltd.	98,300	44
	Silverlake Axis Ltd.	130,249	33
	Riverstone Holdings Ltd.	52,900	27
	Haw Par Corp. Ltd.	3,300	26
	StarHub Ltd.	21,100	19
	Nanofilm Technologies International Ltd.	11,500	19
	Singapore Post Ltd.	36,200	15
*	Lippo Malls Indonesia Retail Trust	377,780	11
*	Yoma Strategic Holdings Ltd.	71,400	7
		Shares	Market Value• ($000)
*,1	Eagle Hospitality Trust	38,000	5
*,1	Best World International Ltd.	734	1
			30,400
South Africa (1.1%)
	Naspers Ltd.	32,621	4,600
	FirstRand Ltd.	756,438	2,825
	Standard Bank Group Ltd.	226,737	2,023
	Capitec Bank Holdings Ltd.	14,198	1,688
	Absa Group Ltd.	138,334	1,433
	Impala Platinum Holdings Ltd.	128,112	1,342
	Shoprite Holdings Ltd.	94,377	1,280
	Bid Corp. Ltd.	64,455	1,221
	Gold Fields Ltd.	136,785	1,105
	Sanlam Ltd.	317,404	987
	Bidvest Group Ltd.	71,641	897
	Clicks Group Ltd.	47,022	818
[2]	Nedbank Group Ltd.	67,736	799
	Remgro Ltd.	105,281	781
	Anglo American Platinum Ltd.	9,201	642
	Mr Price Group Ltd.	58,257	631
	Vodacom Group Ltd.	76,431	563
*	Northam Platinum Holdings Ltd.	53,987	509
*	Discovery Ltd.	70,376	504
	Foschini Group Ltd.	66,467	492
	Aspen Pharmacare Holdings Ltd.	54,655	469
	AVI Ltd.	104,575	449
	Growthpoint Properties Ltd.	563,524	419
	SPAR Group Ltd.	41,825	382
	Woolworths Holdings Ltd.	114,768	374
	NEPI Rockcastle SA	67,682	361
	Old Mutual Ltd.	510,653	302
	MultiChoice Group	41,230	278
	Harmony Gold Mining Co. Ltd.	88,419	225
	Redefine Properties Ltd.	964,963	214
*	Sappi Ltd.	76,661	204
[3]	Pepkor Holdings Ltd.	172,496	203
	African Rainbow Minerals Ltd.	13,980	193
	Life Healthcare Group Holdings Ltd.	164,460	193
	Royal Bafokeng Platinum Ltd.	20,493	174
	Kumba Iron Ore Ltd.	7,335	162
	Tiger Brands Ltd.	16,213	158

62

ESG International Stock ETF
		Shares	Market Value• ($000)
	Rand Merchant Investment Holdings Ltd.	80,600	127
	Truworths International Ltd.	37,256	124
	Investec Ltd.	26,316	124
	Momentum Metropolitan Holdings	126,415	123
	Pick n Pay Stores Ltd.	32,264	116
	Motus Holdings Ltd.	16,791	114
	Transaction Capital Ltd.	48,966	108
	Barloworld Ltd.	20,248	103
*	PSG Group Ltd.	18,993	100
	Netcare Ltd.	117,162	100
	DataTec Ltd.	31,485	78
*	Telkom SA SOC Ltd.	28,773	74
	KAP Industrial Holdings Ltd.	255,047	68
	Advtech Ltd.	68,540	65
	Super Group Ltd.	30,507	52
	Omnia Holdings Ltd.	12,166	44
	Astral Foods Ltd.	3,351	40
*	Fortress REIT Ltd. Class B	168,139	40
	Ninety One Ltd.	17,508	39
	Santam Ltd.	2,634	37
	Hyprop Investments Ltd.	16,725	35
	Cashbuild Ltd.	2,490	33
	Equites Property Fund Ltd.	27,807	29
*	Blue Label Telecoms Ltd.	72,465	26
	Fortress REIT Ltd. Class A	42,461	26
	Resilient REIT Ltd.	8,354	26
	SA Corporate Real Estate Ltd.	192,130	24
	Raubex Group Ltd.	10,812	22
[3]	Dis-Chem Pharmacies Ltd.	8,756	18
	JSE Ltd.	2,651	17
	MAS plc	14,454	17
	AECI Ltd.	3,214	16
	Famous Brands Ltd.	4,836	16
	DRDGOLD Ltd.	27,806	15
	Wilson Bayly Holmes-Ovcon Ltd.	2,933	15
*	Attacq Ltd.	41,176	14
	Alexander Forbes Group Holdings Ltd.	31,573	9
	Emira Property Fund Ltd.	14,713	9
	Coronation Fund Managers Ltd.	4,546	8
	Brait plc	24,943	6
		Shares	Market Value• ($000)
	Zeder Investments Ltd.	46,813	5
	Hudaco Industries Ltd.	484	4
			31,966
South Korea (3.8%)
	Samsung Electronics Co. Ltd.	652,110	28,889
	Samsung Electronics Co. Ltd. Preference Shares	193,393	7,823
	SK Hynix Inc.	80,873	5,686
	NAVER Corp.	21,313	3,782
	Samsung SDI Co. Ltd.	7,464	3,300
	Hyundai Motor Co.	20,751	3,015
	LG Chem Ltd.	6,254	2,927
	Kakao Corp.	43,878	2,383
	Celltrion Inc.	16,056	2,260
	KB Financial Group Inc.	56,066	2,058
	Shinhan Financial Group Co. Ltd.	70,309	1,905
*,3	Samsung Biologics Co. Ltd.	2,722	1,693
	Hyundai Mobis Co. Ltd.	8,929	1,424
	Hana Financial Group Inc.	40,328	1,175
	HMM Co. Ltd.	61,226	1,009
	LG Electronics Inc.	12,714	951
	Samsung Electro-Mechanics Co. Ltd.	7,674	795
	Woori Financial Group Inc.	87,842	795
	Korea Zinc Co. Ltd.	1,487	744
	LG Corp.	12,195	744
	Celltrion Healthcare Co. Ltd.	13,486	722
	LG Chem Ltd. Preference Shares	3,007	672
	LG H&H Co. Ltd.	1,187	629
*	Hanwha Solutions Corp.	15,722	613
*	L&F Co. Ltd.	3,091	524
	POSCO Chemical Co. Ltd.	4,195	522
*	KakaoBank Corp.	25,686	520
	Samsung Fire & Marine Insurance Co. Ltd.	3,570	519
	LG Innotek Co. Ltd.	1,942	494
	Ecopro BM Co. Ltd.	5,436	450
	Samsung SDS Co. Ltd.	4,643	443
*	SK Square Co. Ltd.	14,304	430
*	Samsung Heavy Industries Co. Ltd.	87,784	389
*	Samsung Engineering Co. Ltd.	21,209	369
	CJ CheilJedang Corp.	1,184	359
	Samsung Life Insurance Co. Ltd.	7,496	346

63

ESG International Stock ETF
		Shares	Market Value• ($000)
	BNK Financial Group Inc.	67,705	338
	Samsung Securities Co. Ltd.	12,794	322
	Hyundai Motor Co. Preference Shares	4,667	317
	Hankook Tire & Technology Co. Ltd.	11,261	317
	Mirae Asset Securities Co. Ltd.	64,531	315
	LG Display Co. Ltd.	26,730	309
	Amorepacific Corp.	3,368	307
	Coway Co. Ltd.	6,415	304
	Meritz Fire & Marine Insurance Co. Ltd.	10,290	294
	Hyundai Glovis Co. Ltd.	2,131	279
	ESR Kendall Square REIT Co. Ltd.	67,551	279
	SK Telecom Co. Ltd.	6,694	260
	DB Insurance Co. Ltd.	5,828	260
	LOTTE Fine Chemical Co. Ltd.	4,737	248
	Samsung SDI Co. Ltd. Preference Shares	1,060	241
	Eusu Holdings Co. Ltd.	47,998	234
	LG Electronics Inc. Preference Shares	6,553	230
	SKC Co. Ltd.	2,519	226
	LG Uplus Corp.	26,370	226
	Hyundai Steel Co.	9,251	226
*	Hyundai Mipo Dockyard Co. Ltd.	2,820	224
	F&F Co. Ltd.	2,115	223
	Ecopro Co. Ltd.	2,390	203
	Industrial Bank of Korea	27,382	195
	Hansol Chemical Co. Ltd.	1,145	185
	Hyundai Motor Co. Preference Shares	2,630	182
	Posco ICT Co. Ltd.	36,354	179
	Hyundai Marine & Fire Insurance Co. Ltd.	7,582	178
	Samsung Fire & Marine Insurance Co. Ltd. Preference Shares	1,490	177
	Binggrae Co. Ltd.	5,042	172
	Fila Holdings Corp.	7,352	170
	Mando Corp.	4,209	168
	Hanmi Pharm Co. Ltd.	722	165
	Hyosung Advanced Materials Corp.	524	164
	Hotel Shilla Co. Ltd.	2,858	157
	Amorepacific Corp. Preference Shares	4,447	157
	JR Global REIT	44,619	157
*	SOLUM Co. Ltd.	10,106	155
*	Kakao Games Corp.	3,936	154
		Shares	Market Value• ($000)
*	STCUBE	9,878	152
	LEENO Industrial Inc.	1,429	152
	Kolmar Korea Co. Ltd.	5,343	152
	JYP Entertainment Corp.	3,252	147
	SK Telecom Co. Ltd. ADR	6,827	146
	DB HiTek Co. Ltd.	4,171	143
	KCC Corp.	654	143
	MegaStudyEdu Co. Ltd.	2,449	142
	Korea Investment Holdings Co. Ltd.	3,338	141
	Maeil Dairies Co. Ltd.	3,291	141
*	Naturecell Co. Ltd.	7,125	140
*	Celltrion Pharm Inc.	2,399	140
	Shinsegae International Inc.	6,659	138
	Mcnex Co. Ltd.	4,993	137
	SPC Samlip Co. Ltd.	2,229	134
	CS Wind Corp.	2,630	134
	Daeduck Electronics Co. Ltd.	5,916	130
	LG H&H Co. Ltd. Preference Shares	474	129
*	HLB Life Science Co. Ltd.	11,705	128
	Ottogi Corp.	353	126
	Meritz Securities Co. Ltd.	34,740	125
	Korea Asset In Trust Co. Ltd.	47,142	125
	JB Financial Group Co. Ltd.	21,976	124
	Eugene Investment & Securities Co. Ltd.	57,667	122
	DGB Financial Group Inc.	21,571	120
	Iljin Materials Co. Ltd.	2,168	119
*	Hanjin Kal Corp.	3,011	119
	Daol Investment & Securities Co. Ltd.	34,676	118
	Youngone Corp.	3,563	118
	Dae Han Flour Mills Co. Ltd.	1,068	117
*	SK Biopharmaceuticals Co. Ltd.	2,162	115
	Cheil Worldwide Inc.	7,009	114
	KC Co. Ltd.	8,513	114
*	Creative & Innovative System	10,517	112
	BGF retail Co. Ltd.	929	111
[3]	Netmarble Corp.	2,361	111
	Foosung Co. Ltd.	9,231	110
*	Hyundai Bioscience Co. Ltd.	4,211	108
	SM Entertainment Co. Ltd.	2,075	106

64

ESG International Stock ETF
		Shares	Market Value• ($000)
	Kyobo Securities Co. Ltd.	22,409	105
	NH Investment & Securities Co. Ltd.	14,162	105
	Wemade Co. Ltd.	2,284	105
	Hyosung TNC Corp.	451	105
	Hanon Systems	13,609	104
*	Vaxcell-Bio Therapeutics Co. Ltd.	1,976	104
	Youlchon Chemical Co. Ltd.	4,389	103
	KIWOOM Securities Co. Ltd.	1,605	102
	WONIK IPS Co. Ltd.	4,915	102
	GS Retail Co. Ltd.	5,362	101
	Lotte Corp.	3,252	100
	Sangsangin Co. Ltd.	15,579	99
	i-SENS Inc.	3,565	99
*	CosmoAM&T Co. Ltd.	2,067	99
	KH Vatec Co. Ltd.	6,977	98
	Cuckoo Homesys Co. Ltd.	4,132	98
	SIMMTECH Co. Ltd.	3,402	98
	Sam Young Electronics Co. Ltd.	11,789	96
	Hansol Holdings Co. Ltd.	37,913	96
	AMOREPACIFIC Group	3,718	96
	Seoul Semiconductor Co. Ltd.	11,036	94
	Koh Young Technology Inc.	8,974	94
	DB Financial Investment Co. Ltd.	24,968	93
*	Hana Tour Service Inc.	2,152	93
*	CJ Logistics Corp.	1,059	93
*	Hansol Technics Co. Ltd.	20,436	92
	Sindoh Co. Ltd.	3,764	92
	NICE Information Service Co. Ltd.	8,409	90
*	LegoChem Biosciences Inc.	2,690	90
	SK Securities Co. Ltd.	157,579	88
*	Shinsung E&G Co. Ltd.	48,649	88
*	GemVax & Kael Co. Ltd.	8,613	87
	Harim Holdings Co. Ltd.	13,962	87
*	TY Holdings Co. Ltd.	6,915	87
	Samsung Card Co. Ltd.	3,697	86
	Cosmax Inc.	1,826	85
*	Korea Line Corp.	49,259	83
	Hyundai Department Store Co. Ltd.	1,805	83
	DoubleUGames Co. Ltd.	2,609	83
*	AbClon Inc.	5,493	83
	Daejoo Electronic Materials Co. Ltd.	1,135	83
		Shares	Market Value• ($000)
*	Hanwha Life Insurance Co. Ltd.	48,048	82
	Soulbrain Co. Ltd.	509	82
	Park Systems Corp.	1,116	80
	CJ ENM Co. Ltd.	1,089	79
	Lotte Shopping Co. Ltd.	1,075	79
*	Asiana Airlines Inc.	6,963	78
	Dongjin Semichem Co. Ltd.	3,046	78
	InBody Co. Ltd.	4,674	78
	Daesang Corp.	4,629	78
	CJ Freshway Corp.	2,829	78
	Partron Co. Ltd.	12,074	78
	Ecopro HN Co. Ltd.	1,964	78
*	Wysiwyg Studios Co. Ltd.	4,508	76
*	Wonik Holdings Co. Ltd.	26,653	75
	Kolon Industries Inc.	1,934	75
	Chunbo Co. Ltd.	448	75
	Dongwon Industries Co. Ltd.	438	74
*	Pharmicell Co. Ltd.	7,988	74
	Hyundai Bioland Co. Ltd.	6,027	74
*	UniTest Inc.	5,156	74
	Daou Technology Inc.	5,200	73
	Korean Reinsurance Co.	11,813	73
	LX Semicon Co. Ltd.	1,041	73
*	Medipost Co. Ltd.	4,996	72
*	Interflex Co. Ltd.	7,695	71
	Com2uSCorp	1,190	71
	ST Pharm Co. Ltd.	968	71
	Innox Advanced Materials Co. Ltd.	2,730	70
*	GeneOne Life Science Inc.	8,767	70
	Seobu T&D	11,619	69
	Meritz Financial Group Inc.	2,991	69
*	Duk San Neolux Co. Ltd.	2,518	67
*	Hugel Inc.	742	67
*	Aprogen pharmaceuticals Inc.	145,301	66
	KT Skylife Co. Ltd.	10,313	66
	YG Entertainment Inc.	1,439	65
*	NHN Corp.	3,452	65
	Hanil Cement Co. Ltd.	5,724	65
	Jusung Engineering Co. Ltd.	5,474	64
	Innocean Worldwide Inc.	2,014	64
	Samwha Capacitor Co. Ltd.	2,038	63
	Hanil Holdings Co. Ltd.	7,572	63
	S&S Tech Corp.	3,864	63

65

ESG International Stock ETF
		Shares	Market Value• ($000)
	Youngone Holdings Co. Ltd.	1,569	62
	KISWIRE Ltd.	4,090	62
	Ahnlab Inc.	1,001	62
	Kolmar Korea Holdings Co. Ltd.	4,921	61
*	SFA Semicon Co. Ltd.	16,020	61
	AfreecaTV Co. Ltd.	1,066	61
	SK Gas Ltd.	688	60
	CJ Corp.	1,025	60
	Yuanta Securities Korea Co. Ltd.	28,078	60
*	Amicogen Inc.	3,483	60
	RFHIC Corp.	3,212	60
*	LX Holdings Corp.	9,687	60
	Daishin Securities Co. Ltd.	5,185	59
	Dongwon F&B Co. Ltd.	507	59
	Hanjin Transportation Co. Ltd.	3,074	59
	Advanced Process Systems Corp.	4,113	59
*	ABLBio Inc.	3,505	59
	LOTTE Reit Co. Ltd.	15,297	59
	ENF Technology Co. Ltd.	2,744	59
*	Toptec Co. Ltd.	9,683	58
	Eo Technics Co. Ltd.	1,028	57
*	CMG Pharmaceutical Co. Ltd.	26,786	56
	Namyang Dairy Products Co. Ltd.	194	56
	iMarketKorea Inc.	7,289	56
*	Eutilex Co. Ltd.	8,115	55
*	Bioneer Corp.	2,464	55
	Hyundai Greenfood Co. Ltd.	9,454	54
	SSANGYONG C&E Co. Ltd.	10,590	54
	BH Co. Ltd.	2,308	54
	PharmaResearch Co. Ltd.	1,081	54
	Gradiant Corp.	3,857	53
*	Modetour Network Inc.	3,999	53
	Vieworks Co. Ltd.	1,793	53
	Eugene Technology Co. Ltd.	2,626	53
	Daeduck Co. Ltd.	10,366	52
	Dongkuk Steel Mill Co. Ltd.	5,209	51
*	Daea TI Co. Ltd.	19,070	51
	HS Industries Co. Ltd.	13,845	51
	Daewoong Pharmaceutical Co. Ltd.	383	50
*	Webzen Inc.	3,628	50
*	Genexine Inc.	2,196	50
	LS Electric Co. Ltd.	1,180	49
		Shares	Market Value• ($000)
	Hanmi Semiconductor Co. Ltd.	5,406	48
	Humasis Co. Ltd.	3,996	48
	S-1 Corp.	1,089	47
	Sebang Global Battery Co. Ltd.	1,217	47
*,1	S-MAC Co. Ltd.	18,713	47
	Young Poong Corp.	88	46
*	Able C&C Co. Ltd.	11,003	46
	Taeyoung Engineering & Construction Co. Ltd.	9,768	46
*	GC Cell Corp.	1,068	46
*	BNC Korea Co. Ltd.	5,668	46
*	Myoung Shin Industrial Co. Ltd.	2,881	46
	Doosan Bobcat Inc.	1,732	45
*	Hanwha General Insurance Co. Ltd.	12,867	45
*	Hyosung Heavy Industries Corp.	814	45
	TES Co. Ltd.	2,992	44
	ICD Co. Ltd.	6,320	44
	KC Tech Co. Ltd.	3,625	44
	Chong Kun Dang Pharmaceutical Corp.	695	44
	ITM Semiconductor Co. Ltd.	1,835	44
*	NEPES Corp.	2,665	43
*	Homecast Co. Ltd.	14,960	43
	Woongjin Thinkbig Co. Ltd.	22,181	43
	OptoElectronics Solutions Co. Ltd.	2,577	43
	INTOPS Co. Ltd.	1,883	42
	Dong-A ST Co. Ltd.	996	42
*	NKMax Co. Ltd.	3,063	42
	Tokai Carbon Korea Co. Ltd.	508	42
*	Eubiologics Co. Ltd.	3,552	42
*	Insun ENT Co. Ltd.	5,066	41
	Hyundai Construction Equipment Co. Ltd.	1,347	41
	Dentium Co. Ltd.	628	41
	GOLFZON Co. Ltd.	418	41
	Hyundai Autoever Corp.	464	41
*	SCM Lifescience Co. Ltd.	4,397	41
	IS Dongseo Co. Ltd.	1,474	40
	PI Advanced Materials Co. Ltd.	1,453	40
	Daishin Securities Co. Ltd. Preference Shares	3,701	39
	Hyundai Elevator Co. Ltd.	1,779	39
	NICE Holdings Co. Ltd.	3,866	39
*	Cafe24 Corp.	4,294	39
	Zinus Inc.	1,220	39

66

ESG International Stock ETF
		Shares	Market Value• ($000)
	Lutronic Corp.	2,745	38
	Tongyang Life Insurance Co. Ltd.	9,006	38
*	Vidente Co. Ltd.	5,860	38
*	Ananti Inc.	7,379	37
	SL Corp.	1,287	37
*	Hancom Inc.	2,992	37
*	Neowiz	1,279	37
	HK inno N Corp.	1,229	37
	Korea Electric Terminal Co. Ltd.	722	36
*	Hanall Biopharma Co. Ltd.	2,743	36
	Samyang Holdings Corp.	694	35
*	Com2uS Holdings Corp.	778	35
	Mirae Asset Life Insurance Co. Ltd.	15,401	35
	Green Cross Holdings Corp.	2,440	34
	Tongyang Inc.	40,643	34
*	Oscotec Inc.	2,263	34
*	HLB Therapeutics Co. Ltd.	3,896	34
	Byucksan Corp.	16,978	33
	Hansol Paper Co. Ltd.	2,818	33
	Doosan Tesna Inc.	1,544	33
*	Eoflow Co. Ltd.	2,336	33
*	Chabiotech Co. Ltd.	2,562	32
*	Hana Micron Inc.	3,388	32
	TKG Huchems Co. Ltd.	1,974	31
	KCC Glass Corp.	840	31
*	Inscobee Inc.	20,202	30
	Kwang Dong Pharmaceutical Co. Ltd.	6,101	30
	HDC Holdings Co. Ltd.	5,695	30
*	CUROCOM Co. Ltd.	36,732	30
	Daewoong Co. Ltd.	1,595	29
	Hanwha Investment & Securities Co. Ltd.	12,702	29
	LF Corp.	2,298	29
	Halla Holdings Corp.	1,004	29
	Huons Co. Ltd.	1,104	29
*	Hyosung Chemical Corp.	217	28
	Boryung	3,724	28
*	DIO Corp.	1,349	27
	Hanssem Co. Ltd.	663	27
*	Kumho Tire Co. Inc.	10,235	26
	Handsome Co. Ltd.	1,165	25
	Dong-A Socio Holdings Co. Ltd.	303	25
*	Binex Co. Ltd.	2,235	25
	Samyang Corp.	836	25
	Humedix Co. Ltd.	1,444	25
		Shares	Market Value• ($000)
*	Cellivery Therapeutics Inc.	2,360	25
	Korea Real Estate Investment & Trust Co. Ltd.	19,485	24
*	Sam Chun Dang Pharm Co. Ltd.	917	24
*	MedPacto Inc.	1,102	24
	Namhae Chemical Corp.	2,835	23
	L&C Bio Co. Ltd.	1,173	23
	Korea Petrochemical Ind Co. Ltd.	249	22
*	CJ CGV Co. Ltd.	1,466	22
*	iNtRON Biotechnology Inc.	2,567	22
*	NHN KCP Corp.	2,311	22
	JW Pharmaceutical Corp.	1,264	21
	Sungwoo Hitech Co. Ltd.	5,271	21
	DongKook Pharmaceutical Co. Ltd.	1,527	21
	Hansae Co. Ltd.	1,819	21
*	Sambu Engineering & Construction Co. Ltd.	14,237	21
	Intellian Technologies Inc.	376	21
*	Samsung Pharmaceutical Co. Ltd.	7,549	20
	LX Hausys Ltd.	610	20
	Hyundai Home Shopping Network Corp.	528	20
	Taekwang Industrial Co. Ltd.	31	19
*	Mezzion Pharma Co. Ltd.	1,412	19
*	Peptron Inc.	2,777	19
*	Giantstep Inc.	1,095	19
	Nexen Tire Corp.	3,685	18
	Bukwang Pharmaceutical Co. Ltd.	2,512	17
	LG HelloVision Co. Ltd.	4,383	17
	Korea United Pharm Inc.	915	17
	Hyundai Livart Furniture Co. Ltd.	2,006	16
	Huons Global Co. Ltd.	996	16
*	Dongsung Pharmaceutical Co. Ltd.	2,818	16
*	Solid Inc.	4,031	16
*	OliX Pharmaceuticals Inc.	981	16
*	Studio Dragon Corp.	265	15

67

ESG International Stock ETF
		Shares	Market Value• ($000)
*	Namsun Aluminum Co. Ltd.	8,724	15
*	CrystalGenomics Inc.	5,185	14
	Ilyang Pharmaceutical Co. Ltd.	837	14
*	Enzychem Lifesciences Corp.	5,028	14
	Hankook & Co. Co. Ltd.	1,208	12
*	Yungjin Pharmaceutical Co. Ltd.	4,897	12
*	Anterogen Co. Ltd.	803	12
*	KH FEELUX Co. Ltd.	10,707	11
	BGF Co. Ltd.	3,740	11
*	Komipharm International Co. Ltd.	1,947	10
	Soulbrain Holdings Co. Ltd.	579	10
	Songwon Industrial Co. Ltd.	652	9
*	Lock&Lock Co. Ltd.	1,322	8
	Jeil Pharmaceutical Co. Ltd.	482	8
	Nature Holdings Co. Ltd.	377	8
	Seojin System Co. Ltd.	514	6
	Chongkundang Holdings Corp.	97	4
*	Ace Technologies Corp.	366	2
			108,604
Spain (1.2%)
	Banco Santander SA	2,529,317	6,123
	Banco Bilbao Vizcaya Argentaria SA	1,034,225	4,641
*	Amadeus IT Group SA	68,661	3,625
	Industria de Diseno Textil SA	164,064	3,542
[3]	Cellnex Telecom SA	90,830	3,537
	Telefonica SA	844,072	3,483
	CaixaBank SA	734,004	2,216
*,3	Aena SME SA	11,224	1,378
	Bankinter SA	141,793	727
	Merlin Properties Socimi SA	79,259	725
	Banco de Sabadell SA	809,390	557
	Viscofan SA	5,505	310
	Acerinox SA	31,506	285
	Fluidra SA	15,047	241
[3]	Unicaja Banco SA	209,656	189
*	Solaria Energia y Medio Ambiente SA	8,268	175
	Faes Farma SA	42,024	167
	Inmobiliaria Colonial Socimi SA	27,406	162
	Mapfre SA	95,361	158
	Laboratorios Farmaceuticos Rovi SA	2,568	126
		Shares	Market Value• ($000)
	Grupo Catalana Occidente SA	3,585	105
	Pharma Mar SA	1,642	96
	Almirall SA	8,631	78
	Ebro Foods SA	3,271	52
	Sacyr SA	22,201	50
	Corp. Financiera Alba SA	892	45
*	Melia Hotels International SA	6,707	41
	Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	37,182	40
[3]	Neinor Homes SA	3,582	37
	Ence Energia y Celulosa SA	10,152	36
[3]	Aedas Homes SA	1,931	34
	Construcciones y Auxiliar de Ferrocarriles SA	1,148	33
	Lar Espana Real Estate Socimi SA	6,008	28
*	Mediaset Espana Comunicacion SA	9,907	27
[3]	Gestamp Automocion SA	6,564	24
[3]	Global Dominion Access SA	4,668	18
*	Distribuidora Internacional de Alimentacion SA	1,053,042	14
	Prosegur Cia de Seguridad SA	6,488	12
*	NH Hotel Group SA	2,962	9
	Atresmedia Corp. de Medios de Comunicacion SA	2,847	8
			33,154
Sweden (2.2%)
	Atlas Copco AB Class B	561,959	5,117
	Investor AB Class A	238,047	3,956
	Telefonaktiebolaget LM Ericsson Class B	470,385	3,518
	Assa Abloy AB Class B	149,674	3,031
	Skandinaviska Enskilda Banken AB Class A	239,172	2,384
	Essity AB Class B	98,467	2,184
	Svenska Handelsbanken AB Class A	242,850	1,989
	Epiroc AB Class A	127,204	1,946
	Swedbank AB Class A	149,516	1,932
	Nibe Industrier AB Class B	176,542	1,653
	Svenska Cellulosa AB SCA Class B	107,541	1,611
	Telia Co. AB	456,130	1,605

68

ESG International Stock ETF
		Shares	Market Value• ($000)
	Industrivarden AB Class A	70,528	1,563
	Investor AB Class B	97,021	1,529
	H & M Hennes & Mauritz AB Class B	144,311	1,499
	Boliden AB	45,648	1,462
	SKF AB Class B	71,858	1,077
	Tele2 AB Class B	99,527	1,060
	Skanska AB Class B	67,400	996
	EQT AB	44,445	995
	Trelleborg AB Class B	42,585	885
	Atlas Copco AB Class A	71,379	725
	Getinge AB Class B	39,082	724
*	Swedish Orphan Biovitrum AB	32,410	716
*	Kinnevik AB Class B	47,711	679
	Castellum AB	47,215	663
	SSAB AB Class B	124,768	583
	Sagax AB Class B	25,616	551
	Electrolux AB Class B	43,076	545
	Securitas AB Class B	62,137	544
	AddTech AB Class B	38,354	538
	Holmen AB Class B	12,386	531
	Beijer Ref AB Class B	39,060	506
*	Fastighets AB Balder Class B	91,134	503
*	Volvo Car AB Class B	77,276	471
[3]	Thule Group AB	18,690	456
	Axfood AB	14,724	444
	Elekta AB Class B	75,218	431
	Investment AB Latour Class B	18,869	372
	Husqvarna AB Class B	55,176	371
	AAK AB	24,072	369
	L E Lundbergforetagen AB Class B	8,792	363
	Epiroc AB Class B	25,119	342
	Avanza Bank Holding AB	21,019	337
	Fabege AB	37,282	330
	BillerudKorsnas AB	24,782	322
*	Sectra AB Class B	19,192	286
[3]	Dometic Group AB	49,474	282
	Vitrolife AB	11,729	280
	Wihlborgs Fastigheter AB	37,218	267
	Hexatronic Group AB	27,402	267
	Nordnet AB publ	22,001	263
*	Viaplay Group AB Class B	9,999	254
[3]	Bravida Holding AB	25,886	234
	Storskogen Group AB Class B	204,960	230
	Loomis AB Class B	8,338	225
	Nyfosa AB	24,028	202
	MIPS AB	4,416	199
	AddLife AB Class B	15,074	195
		Shares	Market Value• ($000)
[2]	Samhallsbyggnadsbolaget i Norden AB B Shares	110,028	177
	Wallenstam AB Class B	38,441	173
	SSAB AB Class A	35,066	169
	Bure Equity AB	8,372	165
*,3	Sinch AB	84,427	163
	JM AB	9,406	162
	Instalco AB	30,105	150
	Intrum AB	8,033	144
	Catena AB	3,428	141
	Electrolux Professional AB Class B	27,488	137
	HMS Networks AB	3,771	137
	Biotage AB	7,959	134
[3]	Munters Group AB	18,247	131
	Peab AB Class B	21,094	130
	Samhallsbyggnadsbolaget i Norden AB	65,869	130
*	Stillfront Group AB	58,627	125
*	Pandox AB Class B	9,933	123
	Corem Property Group AB Preference Shares	4,544	120
*	Cint Group AB	19,804	118
	Nolato AB Class B	22,703	118
	Granges AB	15,040	117
*	Truecaller AB Class B	21,781	114
*	Modern Times Group MTG AB Class B	12,851	113
	Addnode Group AB Class B	11,720	107
	Arjo AB Class B	23,602	106
	Bilia AB Class A	8,320	103
	Vitec Software Group AB Class B	2,688	100
	Hemnet Group AB	7,233	96
	Lindab International AB	6,235	89
	Concentric AB	4,503	83
	NP3 Fastigheter AB	3,741	82
	Ratos AB Class B	19,022	80
	Beijer Alma AB	5,273	80
	SkiStar AB	6,073	78
	Mycronic AB	6,235	74
*	Sdiptech AB Class B	3,494	74
	Medicover AB Class B	5,574	70
	Cibus Nordic Real Estate AB	4,338	69
	Troax Group AB	4,073	66
*,3	Boozt AB	10,491	61
	Bufab AB	2,378	55
*,3	Scandic Hotels Group AB	15,177	54
*	Cary Group AB	8,187	49
	Dios Fastigheter AB	6,202	46
	Corem Property Group AB Class B	34,951	41

69

ESG International Stock ETF
		Shares	Market Value• ($000)
	Hufvudstaden AB Class A	3,328	40
*	VNV Global AB	15,523	35
	MEKO AB	3,747	34
*	Camurus AB	1,622	34
	NCC AB Class B	3,556	33
	Systemair AB	5,860	30
	Volati AB	2,413	27
	Clas Ohlson AB Class B	2,408	22
*	Collector Bank AB	7,003	22
*	BHG Group AB	9,253	20
	Atrium Ljungberg AB Class B	1,263	18
[3]	Resurs Holding AB	8,234	18
	Investment AB Oresund	1,595	16
	Fagerhult AB	3,634	16
*	Hansa Biopharma AB	2,235	13
	Svenska Handelsbanken AB Class B	1,415	13
	NCC AB Class A	926	11
	Sagax AB	4,081	11
	Nobia AB	3,638	9
	Cloetta AB Class B	4,552	8
*,3	Attendo AB	3,886	8
	Bonava AB Class B	2,184	8
	Platzer Fastigheter Holding AB Class B	1,084	8
*	BICO Group AB Class B	2,315	8
			62,908
Switzerland (6.6%)
	Nestle SA (Registered)	420,227	49,176
	Roche Holding AG (XVTX)	94,082	30,317
	Novartis AG (Registered)	314,801	25,464
	Zurich Insurance Group AG	22,067	9,796
	Lonza Group AG (Registered)	11,656	6,216
	Roche Holding AG (XSWX)	15,341	5,860
	Givaudan SA (Registered)	1,469	4,687
	Alcon Inc.	67,508	4,445
	Swiss Re AG	41,924	3,260
	Partners Group Holding AG	3,361	3,244
	Swiss Life Holding AG (Registered)	5,225	2,731
	Geberit AG (Registered)	5,687	2,628
	Chocoladefabriken Lindt & Spruengli AG	247	2,612
	Sonova Holding AG (Registered)	8,666	2,283
	Credit Suisse Group AG (Registered)	383,860	1,981
		Shares	Market Value• ($000)
	Kuehne + Nagel International AG (Registered)	8,205	1,896
	Julius Baer Group Ltd.	37,669	1,820
	Swisscom AG (Registered)	3,513	1,816
	Straumann Holding AG (Registered)	16,199	1,775
	Schindler Holding AG	7,982	1,391
	Swiss Prime Site AG (Registered)	14,581	1,254
	Baloise Holding AG (Registered)	8,685	1,253
	Logitech International SA (Registered)	25,016	1,245
*	SIG Group AG	49,234	1,154
	Barry Callebaut AG (Registered)	530	1,084
	Chocoladefabriken Lindt & Spruengli AG (Registered)	9	980
	Adecco Group AG (Registered)	29,815	945
[3]	VAT Group AG	3,936	941
	Georg Fischer AG (Registered)	17,360	941
	Helvetia Holding AG (Registered)	7,960	877
	Tecan Group AG (Registered)	2,275	837
	Temenos AG (Registered)	10,187	834
[3]	Galenica AG	11,647	819
*	Flughafen Zurich AG (Registered)	4,842	815
*	Clariant AG (Registered)	43,464	803
	Swatch Group AG (Registered)	15,514	706
	PSP Swiss Property AG (Registered)	5,520	625
	Cembra Money Bank AG	8,535	576
	Swatch Group AG	2,377	576
	EMS-Chemie Holding AG (Registered)	799	561
	Valiant Holding AG (Registered)	5,862	555
	Belimo Holding AG (Registered)	1,424	540
*	Siegfried Holding AG (Registered)	582	464
	Mobimo Holding AG (Registered)	1,816	446
	Bachem Holding AG Class B	5,329	369
*	ams-OSRAM AG	44,137	323
	Banque Cantonale Vaudoise (Registered)	3,298	313

70

ESG International Stock ETF
		Shares	Market Value• ($000)
	Forbo Holding AG (Registered)	205	256
*	Idorsia Ltd.	15,993	250
	DKSH Holding AG	3,186	237
	Bucher Industries AG (Registered)	651	232
	Stadler Rail AG	6,965	213
	Comet Holding AG (Registered)	1,191	207
	Emmi AG (Registered)	221	195
*	Meyer Burger Technology AG	353,094	176
*	Softwareone Holding AG	13,351	176
	Daetwyler Holding AG	839	167
*	Landis+Gyr Group AG	2,828	165
	Huber + Suhner AG (Registered)	1,942	162
	Burckhardt Compression Holding AG	382	160
*	u-blox Holding AG	1,114	154
	Inficon Holding AG (Registered)	217	151
	Schindler Holding AG (Registered)	884	149
	Vontobel Holding AG (Registered)	2,379	146
	Swissquote Group Holding SA (Registered)	1,313	146
	VZ Holding AG	1,803	144
	SFS Group AG	1,530	143
	Interroll Holding AG (Registered)	61	140
	Allreal Holding AG (Registered)	851	133
	Kardex Holding AG (Registered)	734	129
*	Dottikon Es Holding AG (Registered)	515	129
*,3	Sensirion Holding AG	1,275	118
*	Aryzta AG	100,036	117
[2]	Vifor Pharma AG	516	96
	dormakaba Holding AG	223	94
	Bobst Group SA (Registered)	972	78
	Bossard Holding AG (Registered) Class A	380	76
	COSMO Pharmaceuticals NV	1,312	69
*,3	PolyPeptide Group AG	1,874	69
	Komax Holding AG (Registered)	253	66
	LEM Holding SA (Registered)	40	66
*	Zur Rose Group AG	1,113	52
		Shares	Market Value• ($000)
	St. Galler Kantonalbank AG (Registered)	109	51
	Intershop Holding AG	77	50
	Arbonia AG	3,407	45
	Zehnder Group AG	768	45
*,3	Montana Aerospace AG	2,826	44
*,3	Medartis Holding AG	540	39
	Leonteq AG	595	34
	OC Oerlikon Corp. AG (Registered)	4,180	31
	Bystronic AG	49	31
	Ascom Holding AG (Registered)	4,486	29
*	Basilea Pharmaceutica AG (Registered)	739	29
*	Implenia AG (Registered)	828	24
	Hiag Immobilien Holding AG	274	24
	Vetropack Holding AG (Registered) Class A	673	24
*	EFG International AG	2,726	23
	Schweiter Technologies AG	21	22
[3]	Medacta Group SA	245	22
	Ypsomed Holding AG (Registered)	129	20
	Bell Food Group AG (Registered)	63	17
	Rieter Holding AG (Registered)	160	16
	Autoneum Holding AG	101	11
*	ALSO Holding AG (Registered)	55	9
	APG SGA SA	21	4
			189,939
Taiwan (6.0%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	3,547,631	58,074
	Hon Hai Precision Industry Co. Ltd.	1,769,400	6,300
	MediaTek Inc.	221,145	4,785
	Delta Electronics Inc.	324,496	2,778
*	United Microelectronics Corp.	1,659,800	2,208
	Chunghwa Telecom Co. Ltd.	530,000	2,103
	Formosa Plastics Corp.	684,000	2,039
	CTBC Financial Holding Co. Ltd.	2,544,000	1,949
	Mega Financial Holding Co. Ltd.	1,606,175	1,884
	Fubon Financial Holding Co. Ltd.	1,000,000	1,875
	E.Sun Financial Holding Co. Ltd.	1,999,137	1,842
	Nan Ya Plastics Corp.	784,000	1,761

71

ESG International Stock ETF
		Shares	Market Value• ($000)
	China Steel Corp.	1,813,084	1,717
	Cathay Financial Holding Co. Ltd.	1,176,052	1,711
	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	18,453	1,538
	Uni-President Enterprises Corp.	673,000	1,454
	ASE Technology Holding Co. Ltd.	482,902	1,343
	Taiwan Cooperative Financial Holding Co. Ltd.	1,467,480	1,325
	First Financial Holding Co. Ltd.	1,470,095	1,275
	Chailease Holding Co. Ltd.	196,656	1,263
	Yuanta Financial Holding Co. Ltd.	1,643,179	1,091
	Evergreen Marine Corp. Taiwan Ltd.	379,241	1,087
	Hua Nan Financial Holdings Co. Ltd.	1,398,449	1,061
	E Ink Holdings Inc.	128,000	995
	China Development Financial Holding Corp.	2,256,308	986
	Quanta Computer Inc.	374,000	970
	Formosa Chemicals & Fibre Corp.	428,000	962
	Largan Precision Co. Ltd.	15,000	954
	Unimicron Technology Corp.	180,000	882
	Hotai Motor Co. Ltd.	42,000	842
	SinoPac Financial Holdings Co. Ltd.	1,383,250	784
	Asustek Computer Inc.	94,000	782
	Taishin Financial Holding Co. Ltd.	1,529,763	759
	Accton Technology Corp.	80,000	737
	Realtek Semiconductor Corp.	64,294	722
	Shanghai Commercial & Savings Bank Ltd.	439,000	715
	Yageo Corp.	66,791	714
	Taiwan Mobile Co. Ltd.	215,000	703
	Novatek Microelectronics Corp.	79,995	684
	Lite-On Technology Corp.	312,000	671
	President Chain Store Corp.	76,000	668
	AUO Corp.	1,197,000	654
	Walsin Lihwa Corp.	491,104	634
	Yang Ming Marine Transport Corp.	247,000	633
*	Airtac International Group	22,603	606
		Shares	Market Value• ($000)
	Ruentex Development Co. Ltd.	293,400	605
	WPG Holdings Ltd.	358,680	603
*	Catcher Technology Co. Ltd.	96,000	582
	Voltronic Power Technology Corp.	9,152	516
	Shin Kong Financial Holding Co. Ltd.	1,740,287	500
	Pegatron Corp.	240,000	499
	Far Eastern New Century Corp.	457,000	490
	Far EasTone Telecommunications Co. Ltd.	199,000	488
	Innolux Corp.	1,240,000	488
	Globalwafers Co. Ltd.	30,000	475
	Synnex Technology International Corp.	255,000	465
	eMemory Technology Inc.	10,000	447
	Chang Hwa Commercial Bank Ltd.	734,990	425
	Asia Cement Corp.	296,000	419
	Sino-American Silicon Products Inc.	72,000	393
	Eclat Textile Co. Ltd.	27,000	391
	Wistron Corp.	423,000	383
	China Petrochemical Development Corp.	1,116,386	374
	Chroma ATE Inc.	61,000	374
*	Oneness Biotech Co. Ltd.	38,000	368
	Wan Hai Lines Ltd.	129,260	364
	ASPEED Technology Inc.	5,500	362
	Eva Airways Corp.	321,932	352
	Compal Electronics Inc.	473,000	352
	Win Semiconductors Corp.	60,000	349
	Pou Chen Corp.	362,000	343
	Taichung Commercial Bank Co. Ltd.	749,249	335
	Radiant Opto-Electronics Corp.	101,000	332
	Foxconn Technology Co. Ltd.	200,000	331
	Zhen Ding Technology Holding Ltd.	88,000	327
	Wiwynn Corp.	13,000	325
	Acter Group Corp. Ltd.	46,000	320
	Feng TAY Enterprise Co. Ltd.	56,400	316
	Taiwan High Speed Rail Corp.	330,000	316
	Micro-Star International Co. Ltd.	84,000	314
	O-Bank Co. Ltd.	1,086,000	308

72

ESG International Stock ETF
		Shares	Market Value• ($000)
*	Tatung Co. Ltd.	272,000	307
	Vanguard International Semiconductor Corp.	126,000	305
	TA Chen Stainless Pipe	227,303	293
	Taiwan Business Bank	690,058	289
	Parade Technologies Ltd.	10,000	280
	Charoen Pokphand Enterprise	105,600	279
	Inventec Corp.	369,000	279
	Alchip Technologies Ltd.	10,000	277
	Winbond Electronics Corp.	381,000	275
	Yulon Finance Corp.	51,427	272
	Giant Manufacturing Co. Ltd.	34,000	266
	China Airlines Ltd.	354,000	262
	Bank of Kaohsiung Co. Ltd.	570,493	260
	Sinbon Electronics Co. Ltd.	28,000	259
	Hotai Finance Co. Ltd.	75,000	257
	Macronix International Co. Ltd.	236,000	253
	Nan Ya Printed Circuit Board Corp.	29,000	253
	Senao International Co. Ltd.	238,000	251
	Kindom Development Co. Ltd.	270,100	250
	Merida Industry Co. Ltd.	34,000	247
	Simplo Technology Co. Ltd.	26,000	245
	Lien Hwa Industrial Holdings Corp.	131,332	245
	Rich Development Co. Ltd.	793,000	238
	Topco Scientific Co. Ltd.	44,000	235
	IBF Financial Holdings Co. Ltd.	534,317	234
	Powertech Technology Inc.	84,000	234
	Hiwin Technologies Corp.	34,504	233
	Acer Inc.	322,000	231
	Test Research Inc.	117,000	229
	Huaku Development Co. Ltd.	74,000	225
	Cheng Shin Rubber Industry Co. Ltd.	193,000	224
	Walsin Technology Corp.	72,000	218
	Tripod Technology Corp.	66,000	217
	Lotes Co. Ltd.	9,115	216
	Compeq Manufacturing Co. Ltd.	125,000	214
	Poya International Co. Ltd.	15,331	214
		Shares	Market Value• ($000)
	Global Unichip Corp.	12,000	210
	Elite Material Co. Ltd.	39,000	205
	momo.com Inc.	8,640	205
	Jess-Link Products Co. Ltd.	158,000	203
	Advanced International Multitech Co. Ltd.	61,000	202
	Sigurd Microelectronics Corp.	121,000	202
	YungShin Global Holding Corp.	148,000	201
	Bizlink Holding Inc.	18,000	199
	Taiyen Biotech Co. Ltd.	182,000	197
	Teco Electric & Machinery Co. Ltd.	204,000	197
	Jih Sun Financial Holdings Co. Ltd.	519,043	195
	International Games System Co. Ltd.	16,000	195
	Phison Electronics Corp.	19,000	193
	Xxentria Technology Materials Corp.	89,000	190
	Aten International Co. Ltd.	74,000	190
	Via Technologies Inc.	64,000	188
	King Yuan Electronics Co. Ltd.	154,000	188
*	HTC Corp.	93,000	188
	Faraday Technology Corp.	31,000	187
	Nanya Technology Corp.	107,000	186
	Chicony Electronics Co. Ltd.	68,000	182
	Radium Life Tech Co. Ltd.	573,200	182
	Highwealth Construction Corp.	114,000	181
	Microbio Co. Ltd.	69,311	178
	Taiwan Fertilizer Co. Ltd.	86,000	177
	Systex Corp.	73,000	175
	Fusheng Precision Co. Ltd.	27,000	174
	Gigabyte Technology Co. Ltd.	61,000	170
	IEI Integration Corp.	67,000	164
	King's Town Bank Co. Ltd.	142,000	164
	King Slide Works Co. Ltd.	11,000	164
	KEE TAI Properties Co. Ltd.	341,000	162
	Sporton International Inc.	21,450	161
	Chief Telecom Inc.	17,000	161
	Tung Ho Steel Enterprise Corp.	89,110	158
	Orient Semiconductor Electronics Ltd.	256,000	155

73

ESG International Stock ETF
		Shares	Market Value• ($000)
	Fulgent Sun International Holding Co. Ltd.	25,000	155
	Kung Long Batteries Industrial Co. Ltd.	33,000	153
	AGV Products Corp.	466,000	152
	Great Wall Enterprise Co. Ltd.	94,402	152
	Makalot Industrial Co. Ltd.	25,707	151
	PharmaEngine Inc.	36,000	151
	Ruentex Industries Ltd.	70,560	150
	Hota Industrial Manufacturing Co. Ltd.	51,810	149
	Wistron NeWeb Corp.	53,000	147
*	Hong Pu Real Estate Development Co. Ltd.	191,000	145
	Nichidenbo Corp.	85,000	144
	Silicon Integrated Systems Corp.	218,080	143
	CHC Healthcare Group	93,000	142
	Taiwan Surface Mounting Technology Corp.	42,000	140
	Sercomm Corp.	44,000	139
	Nien Made Enterprise Co. Ltd.	15,000	139
*	Globe Union Industrial Corp.	330,000	138
	Chipbond Technology Corp.	74,000	138
	Qisda Corp.	142,000	136
	Feng Hsin Steel Co. Ltd.	62,000	136
	Sunplus Technology Co. Ltd.	158,000	135
	Taiwan Semiconductor Co. Ltd.	43,000	134
	Posiflex Technology Inc.	25,000	134
	Topkey Corp.	23,000	134
	Kuo Yang Construction Co. Ltd.	207,000	134
	Clevo Co.	118,000	133
	Wisdom Marine Lines Co. Ltd.	70,543	133
	Formosa Taffeta Co. Ltd.	146,000	132
*	Career Technology MFG. Co. Ltd.	152,513	132
	Standard Foods Corp.	98,000	132
*	Medigen Vaccine Biologics Corp.	27,390	132
*	FLEXium Interconnect Inc.	43,000	131
	Kinsus Interconnect Technology Corp.	33,000	131
	Sunny Friend Environmental Technology Co. Ltd.	22,000	131
		Shares	Market Value• ($000)
	Shinkong Synthetic Fibers Corp.	220,000	130
	Jentech Precision Industrial Co. Ltd.	10,000	130
	YFY Inc.	159,000	129
	Grape King Bio Ltd.	26,000	127
	Tong Yang Industry Co. Ltd.	71,000	127
	Tong Hsing Electronic Industries Ltd.	18,310	127
	Wei Chuan Foods Corp.	188,000	125
	Eternal Materials Co. Ltd.	112,000	124
	Elan Microelectronics Corp.	39,000	123
	FSP Technology Inc.	95,000	123
	Flytech Technology Co. Ltd.	44,000	123
	Ton Yi Industrial Corp.	185,000	123
*	Ambassador Hotel	112,000	123
	Gold Circuit Electronics Ltd.	45,000	122
	WT Microelectronics Co. Ltd.	58,000	122
	Greatek Electronics Inc.	62,000	120
*	Mercuries Life Insurance Co. Ltd.	514,477	120
	Wafer Works Corp.	69,923	119
	Gloria Material Technology Corp.	127,000	118
	Goldsun Building Materials Co. Ltd.	141,753	118
	Ardentec Corp.	79,000	118
*	Unitech Printed Circuit Board Corp.	154,363	117
	XinTec Inc.	27,000	116
*	Kenda Rubber Industrial Co. Ltd.	100,000	114
	Prince Housing & Development Corp.	282,000	111
	Pan Jit International Inc.	48,400	110
	Wah Lee Industrial Corp.	36,720	110
	Taiwan Hon Chuan Enterprise Co. Ltd.	45,000	110
	Taiwan Glass Industry Corp.	191,000	110
*	Shihlin Paper Corp.	59,000	110
*	United Renewable Energy Co. Ltd.	143,420	108
	Capital Securities Corp.	273,000	107
	Cheng Loong Corp.	115,000	107
*	Nan Kang Rubber Tire Co. Ltd.	84,000	107
	Foxsemicon Integrated Technology Inc.	16,000	107
	Apex International Co. Ltd.	53,000	107

74

ESG International Stock ETF
		Shares	Market Value• ($000)
	AP Memory Technology Corp.	16,000	105
	Iron Force Industrial Co. Ltd.	41,000	104
	Rexon Industrial Corp. Ltd.	93,000	104
	China Chemical & Pharmaceutical Co. Ltd.	136,000	102
	Ichia Technologies Inc.	202,000	102
	Asia Vital Components Co. Ltd.	29,000	102
	Continental Holdings Corp.	104,000	102
	Lung Yen Life Service Corp.	74,000	101
	Far Eastern Department Stores Ltd.	151,000	100
	China Steel Chemical Corp.	26,000	99
	Sitronix Technology Corp.	16,000	99
	Ennoconn Corp.	13,710	99
	Bioteque Corp.	27,000	99
	Yulon Motor Co. Ltd.	71,615	97
	ITEQ Corp.	43,466	96
	CyberTAN Technology Inc.	98,000	95
	Chung Hung Steel Corp.	113,000	95
*	Etron Technology Inc.	55,085	94
	Taiwan PCB Techvest Co. Ltd.	75,000	94
	Dyaco International Inc.	66,000	94
*	CMC Magnetics Corp.	356,114	93
	Gudeng Precision Industrial Co. Ltd.	10,000	93
	Tyntek Corp.	151,000	92
	Infortrend Technology Inc.	170,000	92
	AcBel Polytech Inc.	93,000	92
	Advanced Wireless Semiconductor Co.	34,370	92
	Sunonwealth Electric Machine Industry Co. Ltd.	67,000	92
*	EirGenix Inc.	22,000	92
	Sinyi Realty Inc.	89,000	91
	Tainan Spinning Co. Ltd.	148,000	91
	TYC Brother Industrial Co. Ltd.	90,000	90
	Elite Semiconductor Microelectronics Technology Inc.	35,000	90
	HannStar Display Corp.	229,000	89
	Evergreen International Storage & Transport Corp.	91,000	88
		Shares	Market Value• ($000)
	Pan-International Industrial Corp.	78,000	88
	Taiwan Paiho Ltd.	42,000	87
	LandMark Optoelectronics Corp.	15,000	87
	Egis Technology Inc.	33,000	87
	Gamania Digital Entertainment Co. Ltd.	44,000	87
	Fitipower Integrated Technology Inc.	21,083	87
	YC INOX Co. Ltd.	85,476	86
*	Phihong Technology Co. Ltd.	68,000	86
	Soft-World International Corp.	34,000	86
	KMC Kuei Meng International Inc.	16,000	86
	President Securities Corp.	155,532	85
	Merry Electronics Co. Ltd.	30,298	84
	Quanta Storage Inc.	58,000	84
	Ta Ya Electric Wire & Cable	117,129	84
	USI Corp.	108,000	84
	Chicony Power Technology Co. Ltd.	36,000	84
	Primax Electronics Ltd.	38,000	83
	TCI Co. Ltd.	17,297	83
	Pegavision Corp.	6,000	83
	Basso Industry Corp.	59,000	82
	Coretronic Corp.	40,000	82
	Sanyang Motor Co. Ltd.	68,000	81
	Sampo Corp.	86,000	80
	China Electric Manufacturing Corp.	140,540	79
	Sonix Technology Co. Ltd.	41,000	79
	TSRC Corp.	86,000	79
	Mitac Holdings Corp.	86,248	79
	RichWave Technology Corp.	17,400	79
	Hung Sheng Construction Ltd.	92,600	78
	Darfon Electronics Corp.	58,000	78
	Taiwan Mask Corp.	32,000	78
	Sheng Yu Steel Co. Ltd.	92,000	77
	SDI Corp.	20,000	77
	Nuvoton Technology Corp.	19,000	77
	Holy Stone Enterprise Co. Ltd.	26,000	76
	Yieh Phui Enterprise Co. Ltd.	148,365	76
	Yeong Guan Energy Technology Group Co. Ltd.	41,468	76

75

ESG International Stock ETF
		Shares	Market Value• ($000)
	AURAS Technology Co. Ltd.	15,000	76
	Machvision Inc.	15,039	75
	Innodisk Corp.	13,384	75
*	Century Iron & Steel Industrial Co. Ltd.	26,000	74
*	RDC Semiconductor Co. Ltd.	7,000	74
	Center Laboratories Inc.	35,262	73
	Unizyx Holding Corp.	79,000	72
	International CSRC Investment Holdings Co.	104,990	72
	Arcadyan Technology Corp.	19,123	72
	TXC Corp.	25,000	71
	Pixart Imaging Inc.	23,000	71
	Kuo Toong International Co. Ltd.	91,330	70
*	Mercuries & Associates Holding Ltd.	118,100	70
	Visual Photonics Epitaxy Co. Ltd.	28,000	69
	HannsTouch Solution Inc.	190,000	68
	Dynapack International Technology Corp.	26,000	68
	ChipMOS Technologies Inc.	58,000	68
	Lingsen Precision Industries Ltd.	129,000	67
	Syncmold Enterprise Corp.	30,000	67
*	Savior Lifetec Corp.	104,436	67
	Johnson Health Tech Co. Ltd.	36,000	66
	U-Ming Marine Transport Corp.	53,000	66
*	Weltrend Semiconductor	36,000	66
	Zeng Hsing Industrial Co. Ltd.	15,000	66
	Universal Vision Biotechnology Co. Ltd.	6,300	66
	Farglory Land Development Co. Ltd.	31,000	65
	Lealea Enterprise Co. Ltd.	173,000	65
	Asia Polymer Corp.	71,757	64
	Taiwan Union Technology Corp.	34,000	64
*	Taiwan TEA Corp.	98,000	64
	FocalTech Systems Co. Ltd.	25,203	63
	General Interface Solution Holding Ltd.	24,000	63
	China Metal Products	64,000	62
		Shares	Market Value• ($000)
	Cathay Real Estate Development Co. Ltd.	110,000	62
	Rechi Precision Co. Ltd.	98,000	62
	Taiflex Scientific Co. Ltd.	46,000	62
	Chia Hsin Cement Corp.	105,000	62
	Tong-Tai Machine & Tool Co. Ltd.	128,000	61
	Hu Lane Associate Inc.	11,275	61
	TTY Biopharm Co. Ltd.	24,000	60
	Taiwan-Asia Semiconductor Corp.	47,000	60
	Taiwan Secom Co. Ltd.	18,000	60
	Shiny Chemical Industrial Co. Ltd.	13,750	60
	TPK Holding Co. Ltd.	49,000	58
*	Brogent Technologies Inc.	15,100	58
	Dynamic Holding Co. Ltd.	87,997	58
	Namchow Holdings Co. Ltd.	37,000	56
	Thinking Electronic Industrial Co. Ltd.	12,000	56
	Kinpo Electronics	125,000	55
	Kaimei Electronic Corp.	29,000	55
	Chun Yuan Steel Industry Co. Ltd.	99,000	54
	Everlight Chemical Industrial Corp.	77,000	53
	Global Brands Manufacture Ltd.	56,120	53
	Longchen Paper & Packaging Co. Ltd.	97,739	53
	ITE Technology Inc.	23,000	53
	Motech Industries Inc.	56,594	53
	Nan Liu Enterprise Co. Ltd.	19,000	53
	Transcend Information Inc.	24,000	52
*	OBI Pharma Inc.	18,354	52
	Hannstar Board Corp.	49,000	52
	Adimmune Corp.	39,000	52
	Everlight Electronics Co. Ltd.	40,000	51
	Hsin Kuang Steel Co. Ltd.	41,000	51
	TaiDoc Technology Corp.	7,000	51
	Chlitina Holding Ltd.	9,000	51
	Solar Applied Materials Technology Corp.	40,000	51
	Sincere Navigation Corp.	71,900	50
*	TaiMed Biologics Inc.	21,000	50
	Speed Tech Corp.	26,000	50
	Sensortek Technology Corp.	5,000	50
	Chung Hwa Pulp Corp.	78,000	47

76

ESG International Stock ETF
		Shares	Market Value• ($000)
*	Asia Pacific Telecom Co. Ltd.	204,779	47
	Holtek Semiconductor Inc.	19,000	46
	Cleanaway Co. Ltd.	8,000	46
	T3EX Global Holdings Corp.	18,000	46
	Oriental Union Chemical Corp.	75,000	45
	Alpha Networks Inc.	43,772	45
*	Lotus Pharmaceutical Co. Ltd.	8,000	45
	Chunghwa Precision Test Tech Co. Ltd.	3,000	45
	Co-Tech Development Corp.	32,000	45
	Chin-Poon Industrial Co. Ltd.	43,000	44
	China Motor Corp.	29,200	44
	Genesys Logic Inc.	11,000	44
	Elitegroup Computer Systems Co. Ltd.	50,000	43
	Gemtek Technology Corp.	42,000	43
	Federal Corp.	61,000	43
	Supreme Electronics Co. Ltd.	34,276	42
	UPC Technology Corp.	91,000	42
	Taiwan Sakura Corp.	20,000	42
	Formosa Sumco Technology Corp.	7,000	41
	Chang Wah Electromaterials Inc.	36,000	41
	Fittech Co. Ltd.	10,000	40
*	D-Link Corp.	71,760	39
*	Li Peng Enterprise Co. Ltd.	128,000	39
*	Zinwell Corp.	66,000	38
	L&K Engineering Co. Ltd.	36,000	38
	AmTRAN Technology Co. Ltd.	86,560	36
	Tung Thih Electronic Co. Ltd.	6,000	36
	Marketech International Corp.	9,000	36
*	Shining Building Business Co. Ltd.	112,000	34
	ADATA Technology Co. Ltd.	17,000	34
*	Taiwan Styrene Monomer	70,000	34
	China General Plastics Corp.	43,155	33
	Cub Elecparts Inc.	6,132	33
	Swancor Holding Co. Ltd.	10,000	33
*,1	Roo Hsing Co. Ltd.	326,000	32
		Shares	Market Value• ($000)
	Shin Zu Shing Co. Ltd.	11,165	32
	China Man-Made Fiber Corp.	115,240	31
	Adlink Technology Inc.	17,000	31
	Advanced Ceramic X Corp.	5,000	31
	Gourmet Master Co. Ltd.	9,000	30
*	Taigen Biopharmaceuticals Holdings Ltd.	49,000	30
*	Medigen Biotechnology Corp.	18,000	28
	PChome Online Inc.	14,000	28
	91APP Inc.	8,000	28
	Ability Enterprise Co. Ltd.	36,000	27
	Anpec Electronics Corp.	6,000	27
	Cheng Uei Precision Industry Co. Ltd.	21,000	26
	Ho Tung Chemical Corp.	85,000	26
	St. Shine Optical Co. Ltd.	3,000	26
[1]	Chang Wah Technology Co. Ltd.	9,000	26
	Ultra Chip Inc.	6,000	26
	Far Eastern International Bank	62,000	25
	Grand Pacific Petrochemical	41,000	25
*	Darwin Precisions Corp.	75,000	25
	Elite Advanced Laser Corp.	15,000	23
*	Gigasolar Materials Corp.	5,000	23
	Amazing Microelectronic Corp.	6,000	21
*	Ritek Corp.	71,214	20
*	First Steamship Co. Ltd.	59,000	19
	Actron Technology Corp.	3,000	18
	Altek Corp.	14,000	17
	Shin Foong Specialty & Applied Materials Co. Ltd.	7,000	16
	Dimerco Express Corp.	5,000	13
	ScinoPharm Taiwan Ltd.	13,000	12
	GeneReach Biotechnology Corp.	4,117	12
	ASROCK Inc.	3,000	9
*	ALI Corp.	3,000	2
*,1	Pharmally International Holding Co. Ltd.	1,282	2
*,1	Unity Opto Technology Co. Ltd.	90,000	—
*,1	YungShin Global Holding Corp. Rights	14,065	—

77

ESG International Stock ETF
		Shares	Market Value• ($000)
*,1	RichWave Technology Corp. Rights Exp. 9/5/22	250	—
*,1	Gigasolar Materials Corp. Rights Exp. 9/7/22	790	—
*,1	OBI Pharma Inc. Rights Exp. 9/6/22	629	—
*,1	Hotai Finance Co. Ltd. Rights Exp. 9/13/22	5,825	—
			171,636
Thailand (0.8%)
	CP ALL PCL (Foreign)	1,020,700	1,720
	Siam Cement PCL (Foreign)	156,000	1,530
*	Airports of Thailand PCL (Foreign)	661,000	1,317
	Kasikornbank PCL (Foreign)	290,900	1,222
	Advanced Info Service PCL (Foreign)	214,800	1,130
	Bangkok Dusit Medical Services PCL (Foreign)	1,278,200	1,024
	Central Pattana PCL (Foreign)	493,900	937
	SCB X PCL (Foreign)	233,100	705
	Delta Electronics Thailand PCL (Foreign)	45,800	656
	Energy Absolute PCL (Foreign)	254,400	594
	Home Product Center PCL (Foreign)	1,409,400	537
*	Minor International PCL (Foreign)	563,100	504
	Kiatnakin Phatra Bank PCL (Foreign)	251,000	498
	Central Retail Corp. PCL (Foreign)	444,400	493
	PTT Global Chemical PCL (Foreign)	347,000	451
	Charoen Pokphand Foods PCL (Foreign)	603,200	430
	Indorama Ventures PCL (Foreign)	358,500	425
	Intouch Holdings PCL (Foreign)	206,556	411
	Tisco Financial Group PCL (Foreign)	150,900	388
	Krung Thai Bank PCL (Foreign)	819,100	379
	Bumrungrad Hospital PCL (Foreign)	59,300	351
	Com7 PCL (Foreign)	326,700	308
	Sino-Thai Engineering & Construction PCL (Foreign)	888,400	299
	Bangkok Bank PCL (Foreign)	78,400	294
		Shares	Market Value• ($000)
	SCG Packaging PCL (Foreign)	188,000	292
	Thonburi Healthcare Group PCL (Foreign)	142,400	266
	BEC World PCL (Foreign)	687,200	263
	BTS Group Holdings PCL (Foreign)	1,047,400	241
	Krungthai Card PCL (Foreign)	142,700	235
*	Central Plaza Hotel PCL (Foreign)	142,800	167
	Bangkok Expressway & Metro PCL (Foreign)	694,600	167
	TMBThanachart Bank PCL (Foreign)	4,589,424	160
	Thai Union Group PCL (Foreign)	332,600	159
	Land & Houses PCL (Foreign)	640,300	156
	JMT Network Services PCL (Foreign)	70,492	151
	KCE Electronics PCL (Foreign)	92,700	137
	Siam Makro PCL (Foreign)	144,437	136
	Jay Mart PCL (Foreign)	95,100	135
	True Corp. PCL (Foreign)	1,069,100	134
	Supalai PCL (Foreign)	246,800	132
	CPN Retail Growth Leasehold REIT	217,300	116
	Singer Thailand PCL (Foreign)	90,800	116
*	Jasmine Technology Solution PCL (Foreign)	51,700	113
	Berli Jucker PCL (Foreign)	111,600	103
	Asset World Corp. PCL (Foreign)	636,700	98
	Workpoint Entertainment PCL (Foreign)	178,900	95
	Ngern Tid Lor PCL (Foreign)	118,800	93
	Siam Global House PCL (Foreign)	167,259	90
	Dhipaya Group Holdings PCL (Foreign)	50,400	86
	Osotspa PCL (Foreign)	99,200	85
	Thaicom PCL (Foreign)	285,200	81
*	Unique Engineering & Construction PCL (Foreign)	598,300	80
	Hana Microelectronics PCL (Foreign)	65,200	76
	Thaifoods Group PCL (Foreign)	432,000	74
	IMPACT Growth REIT	194,000	73

78

ESG International Stock ETF
		Shares	Market Value• ($000)
	Total Access Communication PCL (Foreign)	58,400	69
*	U City plc (Foreign)	1,838,200	68
*	Bangkok Airways PCL (Foreign)	233,500	68
	Thoresen Thai Agencies PCL (Foreign)	289,000	66
	Srisawad Corp. PCL (Foreign)	48,000	64
	VGI PCL (Foreign)	527,949	63
*	Samart Corp. PCL (Foreign)	358,300	62
	Muangthai Capital PCL (Foreign)	53,300	62
	Sri Trang Agro-Industry PCL (Foreign)	98,500	61
	Chularat Hospital PCL (Foreign)	563,600	57
	Bangkok Life Assurance PCL NVDR	58,000	56
	Thailand Future Fund	226,300	48
	Dohome PCL (Foreign)	112,980	47
	Bangkok Chain Hospital PCL (Foreign)	85,600	44
*,1	Thai Airways International PCL (Foreign)	469,000	43
	AEON Thana Sinsap Thailand PCL (Foreign)	9,400	43
	AP Thailand PCL (Foreign)	157,900	43
*	STARK Corp. PCL (Foreign)	363,300	42
	Thanachart Capital PCL (Foreign)	37,100	41
	Sri Trang Gloves Thailand PCL (Foreign)	103,300	40
	Precious Shipping PCL (Foreign)	89,000	35
	Bangkok Commercial Asset Management PCL (Foreign)	67,100	34
	Thai Vegetable Oil PCL (Foreign)	39,270	33
	Super Energy Corp. PCL (Foreign)	1,608,300	33
	TTW PCL (Foreign)	113,900	33
	TQM Corp. PCL (Foreign)	26,900	32
	Amata Corp. PCL (Foreign)	45,993	26
	SPCG PCL (Foreign)	57,800	25
	Mega Lifesciences PCL (Foreign)	18,300	25
	LPN Development PCL (Foreign)	190,300	24
		Shares	Market Value• ($000)
*	Jasmine International PCL (Foreign)	305,200	21
	Quality Houses PCL (Foreign)	343,200	20
	Bangkok Land PCL (Foreign)	675,700	19
*	Plan B Media PCL (Foreign)	107,968	19
	GFPT PCL (Foreign)	36,300	17
	Taokaenoi Food & Marketing PCL (Foreign)	77,500	16
	Tipco Asphalt PCL (Foreign)	32,600	15
	Sansiri PCL (Foreign)	393,500	12
	Origin Property PCL (Foreign)	38,000	11
	Major Cineplex Group PCL (Foreign)	18,300	10
	Ratchthani Leasing PCL (Foreign)	77,600	10
	BCPG PCL (Foreign)	32,051	9
*	Italian-Thai Development PCL (Foreign)	118,800	6
	TOA Paint Thailand PCL (Foreign)	6,800	6
	Advanced Info Service PCL	1,200	6
*	BCPG PCL Warrants Exp. 11/13/23	1	—
*	VGI PCL Warrants Exp. 5/23/27	88,419	—
			22,497
Turkey (0.2%)
	Turkiye Sise ve Cam Fabrikalari A/S	336,058	455
	BIM Birlesik Magazalar A/S	61,365	368
	Yatas Yatak ve Yorgan Sanayi ve Ticaret A/S	345,575	306
	Eregli Demir ve Celik Fabrikalari TAS	171,884	272
*	Turk Hava Yollari AO	64,553	259
	Akbank TAS	320,251	206
	Tat Gida Sanayi A/S	158,195	167
	Logo Yazilim Sanayi ve Ticaret A/S	63,135	165
	Turkiye Is Bankasi A/S Class C	373,991	162
	Turkcell Iletisim Hizmetleri A/S	119,656	141
*	Oyak Cimento Fabrikalari A/S	157,929	128
	Ford Otomotiv Sanayi A/S	6,649	121
*	Hektas Ticaret TAS	53,390	120

79

ESG International Stock ETF
		Shares	Market Value• ($000)
*	Is Gayrimenkul Yatirim Ortakligi A/S	117,847	117
	AG Anadolu Grubu Holding A/S	26,203	107
	Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S	162,844	105
*	Sasa Polyester Sanayi A/S	35,785	105
	Turkiye Garanti Bankasi A/S	77,464	98
*	Is Finansal Kiralama A/S	214,190	97
*	Ulker Biskuvi Sanayi A/S	81,499	81
*	Gubre Fabrikalari TAS	12,258	79
	Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A/S	82,746	71
	Akcansa Cimento A/S	41,084	67
	Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	297,714	65
[3]	Mavi Giyim Sanayi ve Ticaret A/S Class B	16,836	65
*	Penta Teknoloji Urunleri Dagitim Ticaret A/S Class B	2,912	60
	Yapi ve Kredi Bankasi A/S	144,231	56
	Is Yatirim Menkul Degerler A/S	35,721	56
*	Torunlar Gayrimenkul Yatirim Ortakligi A/S	114,758	54
*	Migros Ticaret A/S	12,093	54
	Koza Altin Isletmeleri A/S	6,080	53
*	Petkim Petrokimya Holding A/S	63,279	50
	Coca-Cola Icecek A/S	5,755	50
*	Pegasus Hava Tasimaciligi A/S	4,077	47
	Kartonsan Karton Sanayi ve Ticaret A/S	12,049	47
	Nuh Cimento Sanayi A/S	11,154	47
	Arcelik A/S	11,806	45
	Borusan Yatirim ve Pazarlama A/S	1,912	45
	Bera Holding A/S	45,231	44
*,3	MLP Saglik Hizmetleri A/S Class B	18,700	42
	Aygaz A/S	15,112	38
*	TAV Havalimanlari Holding A/S	10,991	37
	Turk Traktor ve Ziraat Makineleri A/S	2,379	32
	Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S Class A	55,213	28
		Shares	Market Value• ($000)
	Tofas Turk Otomobil Fabrikasi A/S	5,524	27
	Dogus Otomotiv Servis ve Ticaret A/S	4,771	26
	Aksigorta A/S	119,838	25
*	Konya Cimento Sanayii A/S	359	25
	EGE Endustri ve Ticaret A/S	190	24
	Cimsa Cimento Sanayi ve Ticaret A/S	7,525	22
*	Koza Anadolu Metal Madencilik Isletmeleri A/S	14,046	21
*	Sekerbank Turk A/S	82,034	17
[3]	Enerjisa Enerji A/S	18,394	17
	Brisa Bridgestone Sabanci Sanayi ve Ticaret A/S	7,642	15
*	Turkiye Sinai Kalkinma Bankasi A/S	56,606	15
*	Kizilbuk Gayrimenkul Yatirim Ortakligi A/S	8,254	15
	Dogan Sirketler Grubu Holding A/S	32,910	9
	Iskenderun Demir ve Celik A/S	6,646	9
	Tekfen Holding A/S	3,446	6
	Turk Telekomunikasyon A/S	9,896	6
	Ziraat Gayrimenkul Yatirim Ortakligi A/S	29,025	5
			5,096
United Arab Emirates (0.4%)
	Emirates Telecommunications Group Co. PJSC	503,887	3,531
	First Abu Dhabi Bank PJSC	648,859	3,370
	Abu Dhabi Commercial Bank PJSC	415,491	1,025
	Emaar Properties PJSC	524,424	891
	Abu Dhabi Islamic Bank PJSC	282,168	679
	Aldar Properties PJSC	476,826	625
	Air Arabia PJSC	655,248	395
	Dubai Investments PJSC	305,176	203
*	Emaar Development PJSC	128,179	167
*	RAK Properties PJSC	709,994	152
	Dubai Financial Market PJSC	271,148	132
	GFH Financial Group BSC	390,935	119
	Aramex PJSC	105,947	112

80

ESG International Stock ETF
		Shares	Market Value• ($000)
	AL Yah Satellite Communications Co-Pjsc-Yah Sat	85,359	63
*,1	Arabtec Holding PJSC	101,139	15
			11,479
United Kingdom (7.8%)
	AstraZeneca plc	235,043	29,073
	Unilever plc (XLON)	284,427	12,902
	GSK plc	606,575	9,696
	Reckitt Benckiser Group plc	95,545	7,372
	RELX plc	273,126	7,163
	Compass Group plc	281,408	6,053
	Vodafone Group plc	4,184,719	5,603
	Lloyds Banking Group plc	10,541,281	5,342
	London Stock Exchange Group plc	55,398	5,196
	Barclays plc	2,565,120	4,891
	Unilever plc (XAMS)	101,641	4,628
	CRH plc	118,174	4,342
	Prudential plc	413,647	4,341
	Experian plc	142,225	4,316
	Ferguson plc	34,592	4,006
	Ashtead Group plc	70,574	3,467
	Tesco plc	1,161,139	3,354
	Standard Chartered plc	386,510	2,677
	Legal & General Group plc	906,894	2,656
*	Haleon plc	737,266	2,217
	3i Group plc	157,459	2,216
	NatWest Group plc	729,394	2,081
	Aviva plc	428,827	2,080
	Segro plc	190,164	2,075
	BT Group plc	1,122,709	1,964
	Bunzl plc	59,007	1,957
	Rentokil Initial plc	308,729	1,865
	Croda International plc	22,617	1,763
	Smith & Nephew plc	146,915	1,728
	Informa plc	260,187	1,646
	Spirax-Sarco Engineering plc	13,070	1,596
	WPP plc	182,750	1,574
	Sage Group plc	189,026	1,567
	Halma plc	64,269	1,546
	Next plc	22,361	1,506
	Smurfit Kappa Group plc	44,832	1,502
	Burberry Group plc	72,814	1,473
	Mondi plc	81,396	1,382
	InterContinental Hotels Group plc	24,521	1,331
[3]	Auto Trader Group plc	172,670	1,304
	St. James's Place plc	97,901	1,253
	Pearson plc	124,345	1,244
	Severn Trent plc	37,295	1,205
		Shares	Market Value• ($000)
	United Utilities Group plc	94,605	1,160
	Rightmove plc	161,224	1,133
	DCC plc	19,328	1,112
	M&G plc	445,282	1,011
	Kingfisher plc	365,675	982
	Persimmon plc	57,389	982
	Barratt Developments plc	193,543	958
	British Land Co. plc	187,355	935
	Berkeley Group Holdings plc	21,555	913
	Taylor Wimpey plc	723,930	908
	Admiral Group plc	36,543	899
	DS Smith plc	274,957	852
	Associated British Foods plc	47,463	838
	Tate & Lyle plc	93,436	827
	Intermediate Capital Group plc	51,948	821
	RS Group plc	62,862	791
	abrdn plc	450,989	766
	Phoenix Group Holdings plc	109,625	766
*	Coca-Cola HBC AG	32,780	748
	Howden Joinery Group plc	112,816	746
	Whitbread plc	25,464	738
	J Sainsbury plc	311,900	736
*	Ocado Group plc	86,128	724
	Johnson Matthey plc	30,692	716
	Direct Line Insurance Group plc	292,890	698
	Antofagasta plc	52,156	664
	Bellway plc	27,859	659
	Spectris plc	20,391	659
	Britvic plc	72,028	655
	UNITE Group plc	53,508	652
	Games Workshop Group plc	7,845	646
	Investec plc	134,060	644
	Beazley plc	95,083	642
	Land Securities Group plc	85,119	642
[3]	Avast plc	77,440	636
	Endeavour Mining plc	31,843	620
	Derwent London plc	21,712	613
	Dechra Pharmaceuticals plc	15,125	612
	HomeServe plc	44,232	609
	Hargreaves Lansdown plc	62,051	587
	B&M European Value Retail SA	132,697	569
	JD Sports Fashion plc	431,257	564
	Man Group plc	191,795	542
	Pennon Group plc	46,632	505

81

ESG International Stock ETF
		Shares	Market Value• ($000)
	IG Group Holdings plc	52,945	502
[3]	ConvaTec Group plc	194,163	490
	Hikma Pharmaceuticals plc	32,106	489
	Diploma plc	16,523	481
*	Marks & Spencer Group plc	335,865	475
	ITV plc	633,723	472
	Royal Mail plc	142,640	455
	Inchcape plc	50,025	439
	Hiscox Ltd.	40,376	421
*	WH Smith plc	25,303	419
	Close Brothers Group plc	35,310	418
	Greggs plc	18,593	397
	OSB Group plc	61,177	390
	Schroders plc	10,926	340
	Vistry Group plc	36,902	331
	Genus plc	11,041	322
*	Darktrace plc	53,971	320
[3]	Airtel Africa plc	207,911	319
	Future plc	17,208	311
	Brewin Dolphin Holdings plc	50,752	302
*,3	Watches of Switzerland Group plc	31,425	286
	Safestore Holdings plc	22,102	283
	Virgin Money UK plc	163,223	282
	Euromoney Institutional Investor plc	16,569	279
*	Oxford Nanopore Technologies plc	87,993	279
*,2	TUI AG	176,873	271
*,3	Trainline plc	66,721	268
*,3	Countryside Partnerships plc	87,300	245
	Mediclinic International plc	41,216	240
	Grainger plc	76,840	239
	Micro Focus International plc	38,667	233
	TP ICAP Group plc	128,646	229
[3]	Quilter plc	187,691	229
	Redrow plc	38,445	226
*,3	Network International Holdings plc	80,843	226
	Capital & Counties Properties plc	161,623	225
	Softcat plc	14,991	225
	Big Yellow Group plc	14,180	218
	LondonMetric Property plc	82,764	209
	Dr. Martens plc	76,367	208
	Hays plc	149,269	202
	Spirent Communications plc	67,497	202
	Cranswick plc	5,611	201
		Shares	Market Value• ($000)
	Pets at Home Group plc	54,714	201
	Mitie Group plc	238,464	200
	Fresnillo plc	24,255	193
	Paragon Banking Group plc	30,106	187
	Lancashire Holdings Ltd.	32,351	186
	Plus500 Ltd.	9,387	185
*	Frasers Group plc	19,499	182
	Domino's Pizza Group plc	65,609	180
	Bank of Georgia Group plc	7,644	178
	Computacenter plc	6,053	173
	Telecom Plus plc	7,298	165
	Victrex plc	8,091	164
	Ashmore Group plc	69,207	163
	Grafton Group plc	18,722	157
	Pagegroup plc	29,993	151
*	easyJet plc	35,986	150
*	Carnival plc	17,237	145
	Savills plc	13,241	145
	Hammerson plc	574,845	145
	Moneysupermarket.com Group plc	62,949	144
[3]	JTC plc	16,112	143
	Kainos Group plc	8,769	138
*	National Express Group plc	66,519	135
	Centamin plc	126,219	132
	Dunelm Group plc	16,399	131
	Coats Group plc	188,307	131
*	IWG plc	70,328	131
	Synthomer plc	57,042	130
*,2	International Consolidated Airlines Group SA	101,440	127
	Workspace Group plc	20,840	126
	Assura plc	164,136	124
*	S4 Capital plc	76,126	117
	Redde Northgate plc	27,801	110
*	Helios Towers plc	75,270	108
	Rathbones Group plc	5,125	107
[3]	Biffa plc	22,826	107
	Firstgroup plc	79,386	106
	AJ Bell plc	30,875	105
	Bytes Technology Group plc	21,742	105
*	Auction Technology Group plc	10,974	105
	Marshalls plc	24,700	96
	Premier Foods plc	75,666	95
*	Ascential plc	39,867	94
	TBC Bank Group plc	4,372	90
	Picton Property Income Ltd.	81,152	85

82

ESG International Stock ETF
		Shares	Market Value• ($000)
	Ferrexpo plc	48,315	83
	IntegraFin Holdings plc	26,761	83
	Just Group plc	97,712	82
	Ninety One plc	35,925	82
*	THG plc Class B	127,113	81
*	Moonpig Group plc	34,857	79
	Clarkson plc	2,199	77
	Primary Health Properties plc	48,054	76
	Volution Group plc	18,749	76
	Shaftesbury plc	15,778	75
	Liontrust Asset Management plc	7,017	75
[3]	Petershill Partners plc	28,505	74
*	Molten Ventures plc	16,838	73
*	PureTech Health plc	24,429	70
[3]	Bridgepoint Group plc	23,273	68
*	Greencore Group plc	64,694	64
	Vesuvius plc	15,181	61
	Great Portland Estates plc	10,621	61
	IP Group plc	75,484	61
*,3	Wizz Air Holdings plc	2,261	56
	NCC Group plc	24,017	55
	Sirius Real Estate Ltd.	56,792	54
	FDM Group Holdings plc	6,191	54
	Currys plc	72,398	53
	Provident Financial plc	25,517	51
[3]	TI Fluid Systems plc	28,543	48
*	Elementis plc	34,082	44
*,3	Spire Healthcare Group plc	16,080	43
	Hilton Food Group plc	3,788	43
	Genuit Group plc	10,032	42
*	Alphawave IP Group plc	27,105	42
[3]	Alfa Financial Software Holdings plc	19,452	39
	Crest Nicholson Holdings plc	13,949	38
[3]	Ibstock plc	15,964	35
*,3	Trustpilot Group plc	46,226	34
	Hochschild Mining plc	39,324	30
	RHI Magnesita NV	1,389	29
	XP Power Ltd.	1,117	25
	Helical plc	5,379	24
[3]	CMC Markets plc	9,033	24
	Jupiter Fund Management plc	19,869	22
*	Oxford Biomedica plc	4,126	22
	Halfords Group plc	14,101	21
		Shares	Market Value• ($000)
	Wickes Group plc	15,236	21
*,3	Aston Martin Lagonda Global Holdings plc	3,569	18
	Keller Group plc	2,139	17
	AG Barr plc	2,978	17
	Devro plc	6,727	15
*	AO World plc	24,288	13
	PZ Cussons plc	5,461	12
*,2	Cineworld Group plc	95,863	4
*,3	Funding Circle Holdings plc	9,121	3
*	SIG plc	2,970	1
*,1	NMC Health plc	4,208	—
			222,953
Total Common Stocks (Cost $3,210,757)			2,850,610
Temporary Cash Investments (0.5%)
Money Market Fund (0.5%)
[4,5]	Vanguard Market Liquidity Fund, 2.284% (Cost $13,955)	139,607	13,957
Total Investments (100.0%) (Cost $3,224,712)			2,864,567
Other Assets and Liabilities—Net (0.0%)			(694)
Net Assets (100%)			2,863,873
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security value determined using significant unobservable inputs.
2	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $7,064,000.
3	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2022, the aggregate value was $97,637,000, representing 3.4% of net assets.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Collateral of $10,254,000 was received for securities on loan, of which $10,250,000 is held in Vanguard Market Liquidity Fund and $4,000 is held in cash.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
NVDR—Non-Voting Depositary Receipt.
REIT—Real Estate Investment Trust.

83

ESG International Stock ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2022	2	396	(33)
MSCI EAFE Index	September 2022	74	6,760	(45)
MSCI Emerging Market Index	September 2022	67	3,289	(56)
				(134)

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Counterparty			Receive		Deliver
BNP Paribas	9/21/22	AUD	1,581	USD	1,111	—	(28)
JPMorgan Chase Bank, N.A.	9/21/22	EUR	997	USD	1,026	—	(23)
JPMorgan Chase Bank, N.A.	9/21/22	GBP	746	USD	915	—	(48)
UBS AG	9/21/22	HKD	12,628	USD	1,611	—	(1)
Goldman Sachs International	9/21/22	INR	107,647	USD	1,374	—	(22)
JPMorgan Chase Bank, N.A.	9/21/22	JPY	261,209	USD	1,942	—	(59)
Toronto-Dominion Bank	9/21/22	JPY	256,958	USD	1,859	—	(7)
BNP Paribas	9/21/22	TWD	29,632	USD	983	—	(8)
Toronto-Dominion Bank	9/21/22	USD	1,659	AUD	2,294	89	—
JPMorgan Chase Bank, N.A.	9/21/22	USD	2,028	CHF	1,966	13	—
UBS AG	9/21/22	USD	1,650	EUR	1,528	113	—
JPMorgan Chase Bank, N.A.	9/21/22	USD	1,468	GBP	1,165	114	—
JPMorgan Chase Bank, N.A.	9/21/22	USD	2,248	HKD	17,605	4	—
UBS AG	9/21/22	USD	4,335	JPY	559,996	298	—
BNP Paribas	9/21/22	USD	860	KRW	1,069,562	60	—
84

ESG International Stock ETF
Forward Currency Contracts (continued)
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Counterparty			Receive		Deliver
JPMorgan Chase Bank, N.A.	9/21/22	USD	909	SGD	1,256	10	—
BNP Paribas	9/21/22	USD	2,953	TWD	87,694	69	—
						770	(196)
AUD—Australian dollar.
CHF—Swiss franc.
EUR—euro.
GBP—British pound.
HKD—Hong Kong dollar.
INR—Indian rupee.
JPY—Japanese yen.
KRW—Korean won.
SGD—Singapore dollar.
TWD—Taiwanese dollar.
USD—U.S. dollar.
See accompanying Notes, which are an integral part of the Financial Statements.
85

ESG International Stock ETF
Statement of Assets and Liabilities
As of August 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $3,210,757)	2,850,610
Affiliated Issuers (Cost $13,955)	13,957
Total Investments in Securities	2,864,567
Investment in Vanguard	107
Cash	4
Foreign Currency, at Value (Cost $1,614)	1,598
Cash Collateral Pledged—Futures Contracts	480
Receivables for Investment Securities Sold	1,148
Receivables for Accrued Income	8,017
Receivables for Capital Shares Issued	2,915
Unrealized Appreciation—Forward Currency Contracts	770
Total Assets	2,879,606
Liabilities
Due to Custodian	1,157
Payables for Investment Securities Purchased	1,822
Collateral for Securities on Loan	10,254
Payables to Vanguard	154
Variation Margin Payable—Futures Contracts	45
Unrealized Depreciation—Forward Currency Contracts	196
Deferred Foreign Capital Gains Taxes	2,105
Total Liabilities	15,733
Net Assets	2,863,873
1 Includes $7,064 of securities on loan.
At August 31, 2022, net assets consisted of:

Paid-in Capital	3,297,530
Total Distributable Earnings (Loss)	(433,657)
Net Assets	2,863,873
Net Assets
Applicable to 59,100,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,863,873
Net Asset Value Per Share	$48.46
See accompanying Notes, which are an integral part of the Financial Statements.
86

ESG International Stock ETF
Statement of Operations

Year Ended August 31, 2022
($000)
Investment Income
Income
Dividends [1]	78,484
Non-Cash Dividends	10,346
Interest [2]	25
Securities Lending—Net	582
Total Income	89,437
Expenses
The Vanguard Group—Note B
Investment Advisory Services	336
Management and Administrative	2,250
Marketing and Distribution	160
Custodian Fees	653
Auditing Fees	45
Shareholders’ Reports	64
Trustees’ Fees and Expenses	1
Other Expenses	63
Total Expenses	3,572
Net Investment Income	85,865
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	(66,660)
Futures Contracts	(3,474)
Forward Currency Contracts	624
Foreign Currencies	(1,035)
Realized Net Gain (Loss)	(70,545)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2,4]	(789,554)
Futures Contracts	(60)
Forward Currency Contracts	555
Foreign Currencies	(297)
Change in Unrealized Appreciation (Depreciation)	(789,356)
Net Increase (Decrease) in Net Assets Resulting from Operations	(774,036)
1	Dividends are net of foreign withholding taxes of $9,475,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $25,000, ($9,000), less than $1,000, and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Realized Gain (Loss) is net of foreign capital gains taxes of $25,000.
4	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of ($552,000).
See accompanying Notes, which are an integral part of the Financial Statements.
87

ESG International Stock ETF
Statement of Changes in Net Assets

	Year Ended August 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	85,865	39,385
Realized Net Gain (Loss)	(70,545)	6,542
Change in Unrealized Appreciation (Depreciation)	(789,356)	329,233
Net Increase (Decrease) in Net Assets Resulting from Operations	(774,036)	375,160
Distributions
Total Distributions	(87,251)	(37,086)
Capital Share Transactions
Issued	1,164,332	1,017,922
Issued in Lieu of Cash Distributions	—	—
Redeemed	—	—
Net Increase (Decrease) from Capital Share Transactions	1,164,332	1,017,922
Total Increase (Decrease)	303,045	1,355,996
Net Assets
Beginning of Period	2,560,828	1,204,832
End of Period	2,863,873	2,560,828
See accompanying Notes, which are an integral part of the Financial Statements.
88

ESG International Stock ETF
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended August 31,			September 18, 2018[1] to August 31, 2019
	2022	2021	2020
Net Asset Value, Beginning of Period	$64.34	$52.38	$48.09	$50.00
Investment Operations
Net Investment Income[2]	1.632	1.295	1.192	1.529
Net Realized and Unrealized Gain (Loss) on Investments	(15.837)	11.907	4.138	(2.714)
Total from Investment Operations	(14.205)	13.202	5.330	(1.185)
Distributions
Dividends from Net Investment Income	(1.675)	(1.242)	(1.040)	(.725)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(1.675)	(1.242)	(1.040)	(.725)
Net Asset Value, End of Period	$48.46	$64.34	$52.38	$48.09
Total Return	-22.38%	25.45%	11.23%	-2.36%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,864	$2,561	$1,205	$418
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.15%	0.17% [3,4]
Ratio of Net Investment Income to Average Net Assets	2.89%	2.14%	2.45%	3.30% [3]
Portfolio Turnover Rate[5]	12%	7%	12%	22%
1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.15%.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
89

ESG International Stock ETF
Notes to Financial Statements
Vanguard ESG International Stock ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange; they can be purchased and sold through a broker. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The
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ESG International Stock ETF
clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2022, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended August 31, 2022, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.
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ESG International Stock ETF
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow
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ESG International Stock ETF
money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2022, the fund had contributed to Vanguard capital in the amount of $107,000, representing less than 0.01% of the fund’s net assets and 0.04% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
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ESG International Stock ETF
The following table summarizes the market value of the fund's investments and derivatives as of August 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	263,797	7,572	—	271,369
Common Stocks—Other	26,068	2,552,014	1,159	2,579,241
Temporary Cash Investments	13,957	—	—	13,957
Total	303,822	2,559,586	1,159	2,864,567

Derivative Financial Instruments
Assets
Forward Currency Contracts	—	770	—	770
Liabilities
Futures Contracts[1]	134	—	—	134
Forward Currency Contracts	—	196	—	196
Total	134	196	—	330
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
D.  At August 31, 2022, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:
Statement of Assets and Liabilities	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Unrealized Appreciation—Forward Currency Contracts	—	770	770
Total Assets	—	770	770

Unrealized Depreciation—Futures Contracts[1]	134	—	134
Unrealized Depreciation—Forward Currency Contracts	—	196	196
Total Liabilities	134	196	330
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
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ESG International Stock ETF
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended August 31, 2022, were:
Realized Net Gain (Loss) on Derivatives	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Futures Contracts	(3,474)	—	(3,474)
Forward Currency Contracts	—	624	624
Realized Net Gain (Loss) on Derivatives	(3,474)	624	(2,850)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(60)	—	(60)
Forward Currency Contracts	—	555	555
Change in Unrealized Appreciation (Depreciation) on Derivatives	(60)	555	495
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions, passive foreign investment companies, and tax expense on capital gains were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of unrealized gains from passive foreign investment companies; and the classification of securities for tax purposes. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	14,847
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(78,759)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(370,296)
95

ESG International Stock ETF
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	87,251	37,086
Long-Term Capital Gains	—	—
Total	87,251	37,086
*	Includes short-term capital gains, if any.
As of August 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	3,232,563
Gross Unrealized Appreciation	226,405
Gross Unrealized Depreciation	(594,327)
Net Unrealized Appreciation (Depreciation)	(367,922)
F.  During the year ended August 31, 2022, the fund purchased $1,506,859,000 of investment securities and sold $339,502,000 of investment securities, other than temporary cash investments. Purchases and sales include $887,342,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
G.  Capital shares issued and redeemed were:
	Year Ended August 31,
	2022 Shares (000)	2021 Shares (000)

Issued	19,300	16,800
Issued in Lieu of Cash Distributions	—	—
Redeemed	—	—
Net Increase (Decrease) in Shares Outstanding	19,300	16,800
H.  Management has determined that no events or transactions occurred subsequent to August 31, 2022, that would require recognition or disclosure in these financial statements.
96

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard ESG International Stock ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard ESG International Stock ETF (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended August 31, 2022 and for the period September 18, 2018 (inception) through August 31, 2019 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the three years in the period ended August 31, 2022 and for the period September 18, 2018 (inception) through August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
 /s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 18, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
97

Tax information (unaudited)
The fund hereby designates $56,305,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $9,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund designates to shareholders foreign source income of $98,339,000 and foreign taxes paid of $8,378,000, or if subsequently determined to be different, the maximum amounts allowable by law. Shareholders will receive more detailed information with their Form 1099-DIV to determine the calendar-year amounts to be included on their tax returns.
98

Trustees Approve Advisory Arrangement
The board of trustees of Vanguard ESG International Stock ETF has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board reviewed the quality of the investment management services provided to the fund since its inception in 2018; it also took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
Investment performance
The board considered the short-term and since-inception performance of the fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
Cost
The board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also below the peer-group average.
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The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that the fund’s arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.
100

Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard World Fund approved the appointment of liquidity risk management program administrators responsible for administering Vanguard ESG International Stock ETF’s Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2021, through December 31, 2021 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.
101

London Stock Exchange Group companies include FTSE International Limited (“FTSE”), Frank Russell Company (“Russell”), MTS Next Limited (“MTS”), and FTSE TMX Global Debt Capital Markets Inc. (“FTSE TMX”). All rights reserved. “FTSE®”, “Russell®”, “MTS®”, “FTSE TMX®” and “FTSE Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies’ index values and the use of their indexes to create financial products require a license with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q43940 102022

Annual Report  |  August 31, 2022
Vanguard ESG U.S. Corporate Bond ETF

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	The 12 months ended August 31, 2022, were a very challenging period for financial markets. Vanguard ESG U.S. Corporate Bond ETF returned –14.54% (based on net asset value), roughly in line with the expense-free –14.47% return of its benchmark.
•	Early on, pent-up demand helped spur global growth and push unemployment rates down. The economic backdrop deteriorated, however, as inflation soared to multidecade highs, fueled in part by higher energy and food prices in the wake of Russia’s invasion of Ukraine. The Federal Reserve reacted by raising interest rates, which weighed on bond prices and sparked fears of recession.
•	The yield of the bellwether 10-year U.S. Treasury bond rose significantly over the period, from 1.31% to 3.19%. As yield spreads widened for corporate bonds, they underperformed both Treasuries and mortgage-backed securities.
•	By sector, bonds issued by industrial companies and utilities weighed more on returns than those of financial institutions.
•	By maturity, longer-term corporates suffered more than their shorter-term counterparts. By credit quality, results were mixed.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-12.96%	12.14%	11.61%
Russell 2000 Index (Small-caps)	-17.88	8.59	6.95
Russell 3000 Index (Broad U.S. market)	-13.28	11.90	11.29
FTSE All-World ex US Index (International)	-19.00	3.48	2.12
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-11.65%	-2.01%	0.54%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-8.63	-0.83	1.28
FTSE Three-Month U.S. Treasury Bill Index	0.44	0.56	1.10
CPI
Consumer Price Index	8.26%	4.90%	3.82%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended August 31, 2022
ESG U.S. Corporate Bond ETF	Beginning Account Value 2/28/2022	Ending Account Value 8/31/2022	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$909.40	$0.58
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.60	0.61
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratio for that period is 0.12%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

ESG U.S. Corporate Bond ETF
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 22, 2020, Through August 31, 2022
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Since Inception (9/22/2020)	Final Value of a $10,000 Investment
ESG U.S. Corporate Bond ETF Net Asset Value	-14.54%	-7.22%	$8,648
ESG U.S. Corporate Bond ETF Market Price	-14.81	-7.34	8,626
Bloomberg MSCI US Corporate SRI Select Index	-14.47	-7.13	8,663
Bloomberg U.S. Corporate Bond Index	-14.91	-6.98	8,690
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
4

ESG U.S. Corporate Bond ETF
Cumulative Returns of ETF Shares: September 22, 2020, Through August 31, 2022
	One Year	Since Inception (9/22/2020)
ESG U.S. Corporate Bond ETF Market Price	-14.81%	-13.74%
ESG U.S. Corporate Bond ETF Net Asset Value	-14.54	-13.52
Bloomberg MSCI US Corporate SRI Select Index	-14.47	-13.37
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
The market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
5

ESG U.S. Corporate Bond ETF
Fund Allocation
As of August 31, 2022
Corporate Bonds – Communications	13.4%
Corporate Bonds – Consumer Discretionary	6.8
Corporate Bonds – Consumer Staples	3.6
Corporate Bonds – Financials	44.1
Corporate Bonds – Health Care	14.1
Corporate Bonds – Industrials	1.6
Corporate Bonds – Materials	1.4
Corporate Bonds – Real Estate	2.0
Corporate Bonds – Technology	12.9
Corporate Bonds – Utilities	0.1
The table reflects the fund's investments, except for short-term investments and derivatives.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
6

ESG U.S. Corporate Bond ETF
Financial Statements
Schedule of Investments
As of August 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Corporate Bonds (98.6%)
Communications (13.2%)
	Activision Blizzard Inc.	3.400%	9/15/26	85	83
	Activision Blizzard Inc.	2.500%	9/15/50	190	127
	Alphabet Inc.	3.375%	2/25/24	80	80
	Alphabet Inc.	0.450%	8/15/25	100	91
	Alphabet Inc.	1.998%	8/15/26	190	179
	Alphabet Inc.	0.800%	8/15/27	95	83
	Alphabet Inc.	1.100%	8/15/30	250	204
	Alphabet Inc.	1.900%	8/15/40	120	85
	Alphabet Inc.	2.050%	8/15/50	236	156
	Alphabet Inc.	2.250%	8/15/60	150	96
	America Movil SAB de CV	3.625%	4/22/29	225	213
	America Movil SAB de CV	2.875%	5/7/30	125	111
	America Movil SAB de CV	4.700%	7/21/32	40	40
	America Movil SAB de CV	6.375%	3/1/35	75	85
	America Movil SAB de CV	6.125%	3/30/40	160	175
	America Movil SAB de CV	4.375%	7/16/42	55	49
	America Movil SAB de CV	4.375%	4/22/49	145	133
	AT&T Inc.	0.900%	3/25/24	170	163
	AT&T Inc.	1.700%	3/25/26	300	275
	AT&T Inc.	3.800%	2/15/27	70	68
	AT&T Inc.	4.250%	3/1/27	210	208
	AT&T Inc.	2.300%	6/1/27	340	309
	AT&T Inc.	1.650%	2/1/28	125	107
[1]	AT&T Inc.	4.100%	2/15/28	130	127
	AT&T Inc.	4.350%	3/1/29	380	370
[1]	AT&T Inc.	4.300%	2/15/30	300	289
	AT&T Inc.	2.750%	6/1/31	195	167
	AT&T Inc.	2.250%	2/1/32	290	235
	AT&T Inc.	2.550%	12/1/33	500	399
	AT&T Inc.	4.500%	5/15/35	130	122
	AT&T Inc.	4.850%	3/1/39	104	98
	AT&T Inc.	3.500%	6/1/41	230	181
	AT&T Inc.	4.300%	12/15/42	170	147
	AT&T Inc.	4.350%	6/15/45	155	133
	AT&T Inc.	4.750%	5/15/46	250	230
	AT&T Inc.	4.500%	3/9/48	200	174
	AT&T Inc.	4.550%	3/9/49	115	103
	AT&T Inc.	3.650%	6/1/51	370	283
	AT&T Inc.	3.500%	9/15/53	780	579
7

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	AT&T Inc.	3.550%	9/15/55	750	548
	AT&T Inc.	3.800%	12/1/57	492	372
	AT&T Inc.	3.650%	9/15/59	600	435
	AT&T Inc.	3.850%	6/1/60	220	165
	Bell Telephone Co. of Canada or Bell Canada	4.464%	4/1/48	105	96
	Bell Telephone Co. of Canada or Bell Canada	3.650%	8/15/52	10	8
	Booking Holdings Inc.	3.600%	6/1/26	120	118
	Booking Holdings Inc.	4.625%	4/13/30	165	166
	British Telecommunications plc	9.625%	12/15/30	165	203
[1]	Charter Communications Operating LLC	4.500%	2/1/24	110	110
	Charter Communications Operating LLC	4.908%	7/23/25	275	274
	Charter Communications Operating LLC	3.750%	2/15/28	115	106
	Charter Communications Operating LLC	4.200%	3/15/28	125	118
	Charter Communications Operating LLC	2.250%	1/15/29	140	115
	Charter Communications Operating LLC	5.050%	3/30/29	235	226
	Charter Communications Operating LLC	2.800%	4/1/31	305	247
	Charter Communications Operating LLC	2.300%	2/1/32	155	118
	Charter Communications Operating LLC	4.400%	4/1/33	120	106
	Charter Communications Operating LLC	6.384%	10/23/35	215	214
	Charter Communications Operating LLC	5.375%	4/1/38	135	118
	Charter Communications Operating LLC	3.500%	6/1/41	175	121
	Charter Communications Operating LLC	3.500%	3/1/42	190	132
	Charter Communications Operating LLC	6.484%	10/23/45	360	343
	Charter Communications Operating LLC	5.375%	5/1/47	205	175
	Charter Communications Operating LLC	5.750%	4/1/48	228	202
	Charter Communications Operating LLC	5.125%	7/1/49	60	49
	Charter Communications Operating LLC	4.800%	3/1/50	160	126
	Charter Communications Operating LLC	3.700%	4/1/51	185	123
	Charter Communications Operating LLC	3.900%	6/1/52	280	190
	Charter Communications Operating LLC	3.850%	4/1/61	220	143
	Charter Communications Operating LLC	4.400%	12/1/61	180	127
	Charter Communications Operating LLC	3.950%	6/30/62	140	93
	Charter Communications Operating LLC	5.500%	4/1/63	120	100
	Comcast Corp.	3.700%	4/15/24	275	274
	Comcast Corp.	3.375%	2/15/25	65	64
	Comcast Corp.	3.375%	8/15/25	160	157
	Comcast Corp.	3.950%	10/15/25	330	329
	Comcast Corp.	3.150%	3/1/26	150	146
	Comcast Corp.	2.350%	1/15/27	175	163
	Comcast Corp.	3.300%	2/1/27	245	236
	Comcast Corp.	3.150%	2/15/28	45	43
	Comcast Corp.	3.550%	5/1/28	215	207
	Comcast Corp.	4.150%	10/15/28	310	307
	Comcast Corp.	2.650%	2/1/30	250	221
	Comcast Corp.	3.400%	4/1/30	140	131
	Comcast Corp.	4.250%	10/15/30	140	138
	Comcast Corp.	1.950%	1/15/31	125	104
	Comcast Corp.	1.500%	2/15/31	55	44
	Comcast Corp.	4.250%	1/15/33	175	170
	Comcast Corp.	7.050%	3/15/33	75	89
	Comcast Corp.	4.200%	8/15/34	175	167
	Comcast Corp.	5.650%	6/15/35	110	119
	Comcast Corp.	4.400%	8/15/35	85	82
	Comcast Corp.	3.200%	7/15/36	90	76
	Comcast Corp.	3.900%	3/1/38	190	171
8

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Comcast Corp.	4.600%	10/15/38	60	58
	Comcast Corp.	3.250%	11/1/39	70	57
	Comcast Corp.	3.750%	4/1/40	185	160
	Comcast Corp.	3.400%	7/15/46	140	109
	Comcast Corp.	4.000%	8/15/47	135	117
	Comcast Corp.	3.969%	11/1/47	210	180
	Comcast Corp.	4.000%	3/1/48	145	124
	Comcast Corp.	4.700%	10/15/48	108	103
	Comcast Corp.	3.999%	11/1/49	340	291
	Comcast Corp.	3.450%	2/1/50	65	51
	Comcast Corp.	2.800%	1/15/51	217	150
	Comcast Corp.	2.887%	11/1/51	379	267
	Comcast Corp.	2.450%	8/15/52	225	146
	Comcast Corp.	4.049%	11/1/52	140	120
	Comcast Corp.	2.937%	11/1/56	472	322
	Comcast Corp.	4.950%	10/15/58	140	137
	Comcast Corp.	2.650%	8/15/62	120	76
	Comcast Corp.	2.987%	11/1/63	398	267
	Deutsche Telekom International Finance BV	8.750%	6/15/30	350	431
	Discovery Communications LLC	3.950%	3/20/28	210	193
	Discovery Communications LLC	4.125%	5/15/29	220	201
	Discovery Communications LLC	3.625%	5/15/30	45	39
	Discovery Communications LLC	5.200%	9/20/47	185	151
	Discovery Communications LLC	5.300%	5/15/49	75	62
	Discovery Communications LLC	4.650%	5/15/50	50	38
	Discovery Communications LLC	4.000%	9/15/55	100	66
	Electronic Arts Inc.	1.850%	2/15/31	120	98
	Electronic Arts Inc.	2.950%	2/15/51	75	55
	Expedia Group Inc.	3.800%	2/15/28	120	112
	Expedia Group Inc.	3.250%	2/15/30	120	104
	Expedia Group Inc.	2.950%	3/15/31	90	74
	Fox Corp.	4.030%	1/25/24	60	60
	Fox Corp.	4.709%	1/25/29	225	223
	Fox Corp.	5.476%	1/25/39	165	161
	Fox Corp.	5.576%	1/25/49	148	144
	Grupo Televisa SAB	5.000%	5/13/45	30	28
	Grupo Televisa SAB	6.125%	1/31/46	50	55
	Grupo Televisa SAB	5.250%	5/24/49	100	98
[2]	Magallanes Inc.	3.428%	3/15/24	210	205
[2]	Magallanes Inc.	3.638%	3/15/25	155	150
[2]	Magallanes Inc.	3.755%	3/15/27	370	346
[2]	Magallanes Inc.	4.054%	3/15/29	140	127
[2]	Magallanes Inc.	4.279%	3/15/32	445	387
[2]	Magallanes Inc.	5.050%	3/15/42	430	351
[2]	Magallanes Inc.	5.141%	3/15/52	710	572
[2]	Magallanes Inc.	5.391%	3/15/62	345	277
[2]	Meta Platforms Inc.	3.500%	8/15/27	270	262
[2]	Meta Platforms Inc.	3.850%	8/15/32	295	277
[2]	Meta Platforms Inc.	4.450%	8/15/52	270	246
[2]	Meta Platforms Inc.	4.650%	8/15/62	150	135
	Omnicom Group Inc.	3.650%	11/1/24	110	109
	Omnicom Group Inc.	3.600%	4/15/26	75	73
	Omnicom Group Inc.	2.600%	8/1/31	85	71
	Orange SA	9.000%	3/1/31	244	312
	Orange SA	5.375%	1/13/42	125	129
9

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Orange SA	5.500%	2/6/44	65	69
	Paramount Global	4.000%	1/15/26	85	84
	Paramount Global	7.875%	7/30/30	140	157
	Paramount Global	4.950%	1/15/31	275	261
	Paramount Global	4.200%	5/19/32	200	176
	Paramount Global	6.875%	4/30/36	100	103
	Paramount Global	4.375%	3/15/43	70	52
	Paramount Global	5.850%	9/1/43	40	36
	Paramount Global	4.950%	5/19/50	110	90
	Rogers Communications Inc.	4.100%	10/1/23	135	135
[2]	Rogers Communications Inc.	2.950%	3/15/25	50	48
[2]	Rogers Communications Inc.	3.200%	3/15/27	115	109
[2]	Rogers Communications Inc.	3.800%	3/15/32	245	223
[2]	Rogers Communications Inc.	4.500%	3/15/42	65	57
	Rogers Communications Inc.	5.000%	3/15/44	95	87
	Rogers Communications Inc.	4.300%	2/15/48	75	62
	Rogers Communications Inc.	4.350%	5/1/49	120	101
	Rogers Communications Inc.	3.700%	11/15/49	105	80
[2]	Rogers Communications Inc.	4.550%	3/15/52	220	194
	Take-Two Interactive Software Inc.	3.300%	3/28/24	185	182
	Telefonica Emisiones SA	4.103%	3/8/27	120	116
	Telefonica Emisiones SA	7.045%	6/20/36	150	164
	Telefonica Emisiones SA	4.665%	3/6/38	90	78
	Telefonica Emisiones SA	5.213%	3/8/47	270	233
	Telefonica Emisiones SA	4.895%	3/6/48	85	71
	Telefonica Emisiones SA	5.520%	3/1/49	165	148
	Telefonica Europe BV	8.250%	9/15/30	150	175
	TELUS Corp.	3.400%	5/13/32	60	53
	Time Warner Cable LLC	6.550%	5/1/37	145	143
	Time Warner Cable LLC	7.300%	7/1/38	55	57
	Time Warner Cable LLC	6.750%	6/15/39	80	78
	Time Warner Cable LLC	5.875%	11/15/40	145	130
	Time Warner Cable LLC	5.500%	9/1/41	250	216
	Time Warner Cable LLC	4.500%	9/15/42	235	178
	Time Warner Entertainment Co. LP	8.375%	7/15/33	80	92
	T-Mobile USA Inc.	3.500%	4/15/25	365	357
	T-Mobile USA Inc.	1.500%	2/15/26	140	126
	T-Mobile USA Inc.	2.250%	2/15/26	170	156
	T-Mobile USA Inc.	2.625%	4/15/26	115	107
	T-Mobile USA Inc.	3.750%	4/15/27	405	388
	T-Mobile USA Inc.	4.750%	2/1/28	150	147
	T-Mobile USA Inc.	2.050%	2/15/28	185	161
	T-Mobile USA Inc.	3.375%	4/15/29	220	198
	T-Mobile USA Inc.	3.875%	4/15/30	710	656
	T-Mobile USA Inc.	2.550%	2/15/31	300	250
	T-Mobile USA Inc.	3.500%	4/15/31	230	204
	T-Mobile USA Inc.	2.250%	11/15/31	150	121
	T-Mobile USA Inc.	2.700%	3/15/32	80	67
	T-Mobile USA Inc.	4.375%	4/15/40	150	132
	T-Mobile USA Inc.	3.000%	2/15/41	245	178
	T-Mobile USA Inc.	4.500%	4/15/50	345	301
	T-Mobile USA Inc.	3.300%	2/15/51	425	304
	T-Mobile USA Inc.	3.400%	10/15/52	155	112
	T-Mobile USA Inc.	3.600%	11/15/60	190	137
[1]	TWDC Enterprises 18 Corp.	3.150%	9/17/25	70	68
10

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	TWDC Enterprises 18 Corp.	3.000%	2/13/26	74	72
[1]	TWDC Enterprises 18 Corp.	1.850%	7/30/26	120	111
[1]	TWDC Enterprises 18 Corp.	2.950%	6/15/27	70	67
[1]	TWDC Enterprises 18 Corp.	4.125%	6/1/44	125	115
	VeriSign Inc.	2.700%	6/15/31	90	74
	Verizon Communications Inc.	0.750%	3/22/24	40	38
	Verizon Communications Inc.	3.500%	11/1/24	60	59
	Verizon Communications Inc.	3.376%	2/15/25	155	153
	Verizon Communications Inc.	0.850%	11/20/25	220	198
	Verizon Communications Inc.	1.450%	3/20/26	280	255
	Verizon Communications Inc.	2.625%	8/15/26	245	231
	Verizon Communications Inc.	4.125%	3/16/27	370	368
	Verizon Communications Inc.	3.000%	3/22/27	145	137
	Verizon Communications Inc.	2.100%	3/22/28	345	305
	Verizon Communications Inc.	4.329%	9/21/28	420	414
	Verizon Communications Inc.	3.875%	2/8/29	65	62
	Verizon Communications Inc.	4.016%	12/3/29	375	360
	Verizon Communications Inc.	3.150%	3/22/30	155	139
	Verizon Communications Inc.	1.500%	9/18/30	130	103
	Verizon Communications Inc.	1.680%	10/30/30	250	199
	Verizon Communications Inc.	1.750%	1/20/31	225	179
	Verizon Communications Inc.	2.550%	3/21/31	370	313
	Verizon Communications Inc.	2.355%	3/15/32	252	207
	Verizon Communications Inc.	4.500%	8/10/33	260	251
	Verizon Communications Inc.	4.400%	11/1/34	152	144
	Verizon Communications Inc.	4.272%	1/15/36	92	85
	Verizon Communications Inc.	5.250%	3/16/37	205	209
	Verizon Communications Inc.	2.650%	11/20/40	250	181
	Verizon Communications Inc.	3.400%	3/22/41	300	242
	Verizon Communications Inc.	2.850%	9/3/41	155	115
	Verizon Communications Inc.	4.125%	8/15/46	240	212
	Verizon Communications Inc.	4.862%	8/21/46	140	137
	Verizon Communications Inc.	4.522%	9/15/48	120	112
	Verizon Communications Inc.	4.000%	3/22/50	250	213
	Verizon Communications Inc.	2.875%	11/20/50	325	223
	Verizon Communications Inc.	3.550%	3/22/51	610	479
	Verizon Communications Inc.	3.875%	3/1/52	100	83
	Verizon Communications Inc.	2.987%	10/30/56	325	219
	Verizon Communications Inc.	3.000%	11/20/60	320	213
	Verizon Communications Inc.	3.700%	3/22/61	350	270
	Vodafone Group plc	3.750%	1/16/24	178	178
	Vodafone Group plc	4.125%	5/30/25	225	224
	Vodafone Group plc	4.375%	5/30/28	75	74
	Vodafone Group plc	6.150%	2/27/37	190	199
	Vodafone Group plc	5.000%	5/30/38	75	71
	Vodafone Group plc	4.375%	2/19/43	125	107
	Vodafone Group plc	5.250%	5/30/48	310	290
	Vodafone Group plc	4.875%	6/19/49	160	142
	Vodafone Group plc	4.250%	9/17/50	205	167
	Walt Disney Co.	1.750%	8/30/24	140	134
	Walt Disney Co.	3.350%	3/24/25	85	84
	Walt Disney Co.	1.750%	1/13/26	170	158
	Walt Disney Co.	2.200%	1/13/28	105	96
	Walt Disney Co.	2.000%	9/1/29	205	177
	Walt Disney Co.	3.800%	3/22/30	115	111
11

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Walt Disney Co.	2.650%	1/13/31	210	186
	Walt Disney Co.	6.200%	12/15/34	115	130
	Walt Disney Co.	6.400%	12/15/35	110	127
	Walt Disney Co.	6.650%	11/15/37	110	131
	Walt Disney Co.	4.625%	3/23/40	75	74
	Walt Disney Co.	3.500%	5/13/40	155	133
	Walt Disney Co.	2.750%	9/1/49	90	65
	Walt Disney Co.	4.700%	3/23/50	175	175
	Walt Disney Co.	3.600%	1/13/51	260	218
	Walt Disney Co.	3.800%	5/13/60	130	109
	Weibo Corp.	3.500%	7/5/24	75	72
	Weibo Corp.	3.375%	7/8/30	10	8
	WPP Finance 2010	3.750%	9/19/24	105	103
					44,837
Consumer Discretionary (6.7%)
	Alibaba Group Holding Ltd.	3.600%	11/28/24	210	207
	Alibaba Group Holding Ltd.	3.400%	12/6/27	155	146
	Alibaba Group Holding Ltd.	2.125%	2/9/31	180	150
	Alibaba Group Holding Ltd.	4.000%	12/6/37	185	155
	Alibaba Group Holding Ltd.	2.700%	2/9/41	220	149
	Alibaba Group Holding Ltd.	4.200%	12/6/47	100	80
	Alibaba Group Holding Ltd.	3.150%	2/9/51	65	43
	Alibaba Group Holding Ltd.	4.400%	12/6/57	105	84
	Alibaba Group Holding Ltd.	3.250%	2/9/61	60	39
	Amazon.com Inc.	2.730%	4/13/24	135	133
	Amazon.com Inc.	0.450%	5/12/24	170	161
	Amazon.com Inc.	2.800%	8/22/24	255	252
	Amazon.com Inc.	3.800%	12/5/24	150	151
	Amazon.com Inc.	3.000%	4/13/25	100	98
	Amazon.com Inc.	0.800%	6/3/25	190	176
	Amazon.com Inc.	5.200%	12/3/25	20	21
	Amazon.com Inc.	1.000%	5/12/26	445	403
	Amazon.com Inc.	3.300%	4/13/27	125	122
	Amazon.com Inc.	1.200%	6/3/27	165	147
	Amazon.com Inc.	3.150%	8/22/27	330	319
	Amazon.com Inc.	1.650%	5/12/28	130	115
	Amazon.com Inc.	3.450%	4/13/29	165	160
	Amazon.com Inc.	1.500%	6/3/30	225	187
	Amazon.com Inc.	2.100%	5/12/31	185	159
	Amazon.com Inc.	3.600%	4/13/32	240	231
	Amazon.com Inc.	4.800%	12/5/34	130	137
	Amazon.com Inc.	3.875%	8/22/37	290	272
	Amazon.com Inc.	2.875%	5/12/41	130	104
	Amazon.com Inc.	4.950%	12/5/44	175	183
	Amazon.com Inc.	4.050%	8/22/47	310	287
	Amazon.com Inc.	2.500%	6/3/50	170	118
	Amazon.com Inc.	3.100%	5/12/51	335	262
	Amazon.com Inc.	3.950%	4/13/52	255	232
	Amazon.com Inc.	4.250%	8/22/57	230	217
	Amazon.com Inc.	2.700%	6/3/60	278	186
	Amazon.com Inc.	3.250%	5/12/61	160	122
	Amazon.com Inc.	4.100%	4/13/62	75	68
[1]	American Honda Finance Corp.	0.650%	9/8/23	75	73
[1]	American Honda Finance Corp.	0.750%	8/9/24	100	94
[1]	American Honda Finance Corp.	1.500%	1/13/25	100	95
12

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	American Honda Finance Corp.	1.200%	7/8/25	150	139
[1]	American Honda Finance Corp.	1.000%	9/10/25	10	9
[1]	American Honda Finance Corp.	2.000%	3/24/28	55	49
	Aptiv plc	3.250%	3/1/32	10	8
	Aptiv plc	3.100%	12/1/51	250	156
	Aptiv plc	4.150%	5/1/52	55	41
	AutoZone Inc.	4.000%	4/15/30	100	95
	AutoZone Inc.	4.750%	8/1/32	130	129
	BorgWarner Inc.	2.650%	7/1/27	140	127
	eBay Inc.	3.450%	8/1/24	65	64
	eBay Inc.	1.900%	3/11/25	85	80
	eBay Inc.	1.400%	5/10/26	95	86
	eBay Inc.	3.600%	6/5/27	80	77
	eBay Inc.	2.700%	3/11/30	90	78
	eBay Inc.	2.600%	5/10/31	85	71
	eBay Inc.	4.000%	7/15/42	62	51
	eBay Inc.	3.650%	5/10/51	105	79
	General Motors Co.	4.875%	10/2/23	200	201
	General Motors Co.	5.400%	10/2/23	95	96
	General Motors Co.	6.125%	10/1/25	165	170
	General Motors Co.	4.200%	10/1/27	165	159
	General Motors Co.	6.800%	10/1/27	200	212
	General Motors Co.	5.000%	10/1/28	110	107
	General Motors Co.	5.400%	10/15/29	50	49
	General Motors Co.	5.600%	10/15/32	95	91
	General Motors Co.	5.000%	4/1/35	115	103
	General Motors Co.	6.600%	4/1/36	115	116
	General Motors Co.	5.150%	4/1/38	80	70
	General Motors Co.	6.250%	10/2/43	160	153
	General Motors Co.	5.200%	4/1/45	165	140
	General Motors Co.	6.750%	4/1/46	110	110
	General Motors Co.	5.400%	4/1/48	85	75
	General Motors Co.	5.950%	4/1/49	80	74
	General Motors Financial Co. Inc.	5.100%	1/17/24	95	96
	General Motors Financial Co. Inc.	1.050%	3/8/24	160	152
	General Motors Financial Co. Inc.	3.950%	4/13/24	67	67
	General Motors Financial Co. Inc.	1.200%	10/15/24	185	173
	General Motors Financial Co. Inc.	3.500%	11/7/24	75	73
	General Motors Financial Co. Inc.	4.000%	1/15/25	100	99
	General Motors Financial Co. Inc.	2.900%	2/26/25	140	134
	General Motors Financial Co. Inc.	4.350%	4/9/25	80	79
	General Motors Financial Co. Inc.	2.750%	6/20/25	25	24
	General Motors Financial Co. Inc.	4.300%	7/13/25	85	84
	General Motors Financial Co. Inc.	1.250%	1/8/26	110	97
	General Motors Financial Co. Inc.	5.250%	3/1/26	165	166
	General Motors Financial Co. Inc.	1.500%	6/10/26	210	185
	General Motors Financial Co. Inc.	4.000%	10/6/26	155	149
	General Motors Financial Co. Inc.	4.350%	1/17/27	105	101
	General Motors Financial Co. Inc.	2.700%	8/20/27	55	49
	General Motors Financial Co. Inc.	2.400%	4/10/28	105	89
	General Motors Financial Co. Inc.	2.400%	10/15/28	65	54
	General Motors Financial Co. Inc.	4.300%	4/6/29	135	125
	General Motors Financial Co. Inc.	3.600%	6/21/30	65	56
	General Motors Financial Co. Inc.	2.350%	1/8/31	90	70
	General Motors Financial Co. Inc.	2.700%	6/10/31	90	71
13

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	General Motors Financial Co. Inc.	3.100%	1/12/32	160	129
	Hasbro Inc.	3.900%	11/19/29	115	106
	Home Depot Inc.	3.750%	2/15/24	210	210
	Home Depot Inc.	3.350%	9/15/25	75	74
	Home Depot Inc.	3.000%	4/1/26	160	156
	Home Depot Inc.	2.125%	9/15/26	120	112
	Home Depot Inc.	2.500%	4/15/27	75	71
	Home Depot Inc.	2.875%	4/15/27	90	86
	Home Depot Inc.	2.800%	9/14/27	30	29
	Home Depot Inc.	1.500%	9/15/28	65	57
	Home Depot Inc.	3.900%	12/6/28	90	89
	Home Depot Inc.	2.950%	6/15/29	150	140
	Home Depot Inc.	2.700%	4/15/30	140	126
	Home Depot Inc.	1.375%	3/15/31	70	56
	Home Depot Inc.	1.875%	9/15/31	160	132
	Home Depot Inc.	3.250%	4/15/32	135	125
	Home Depot Inc.	5.875%	12/16/36	269	302
	Home Depot Inc.	3.300%	4/15/40	131	110
	Home Depot Inc.	5.950%	4/1/41	115	130
	Home Depot Inc.	4.200%	4/1/43	40	37
	Home Depot Inc.	4.400%	3/15/45	190	179
	Home Depot Inc.	4.250%	4/1/46	275	255
	Home Depot Inc.	3.900%	6/15/47	105	93
	Home Depot Inc.	4.500%	12/6/48	145	140
	Home Depot Inc.	3.125%	12/15/49	120	92
	Home Depot Inc.	3.350%	4/15/50	160	127
	Home Depot Inc.	2.750%	9/15/51	85	61
	Home Depot Inc.	3.625%	4/15/52	155	130
	Home Depot Inc.	3.500%	9/15/56	240	192
	Honda Motor Co. Ltd.	2.271%	3/10/25	345	331
	Honda Motor Co. Ltd.	2.534%	3/10/27	85	79
	Honda Motor Co. Ltd.	2.967%	3/10/32	95	85
	Hyatt Hotels Corp.	1.800%	10/1/24	80	76
	Lennar Corp.	4.750%	11/29/27	20	20
	Lowe's Cos. Inc.	4.000%	4/15/25	95	95
	Lowe's Cos. Inc.	3.375%	9/15/25	60	59
	Lowe's Cos. Inc.	2.500%	4/15/26	150	143
	Lowe's Cos. Inc.	3.100%	5/3/27	280	266
	Lowe's Cos. Inc.	1.300%	4/15/28	25	21
	Lowe's Cos. Inc.	1.700%	9/15/28	70	60
	Lowe's Cos. Inc.	3.650%	4/5/29	191	181
	Lowe's Cos. Inc.	4.500%	4/15/30	165	163
	Lowe's Cos. Inc.	1.700%	10/15/30	120	96
	Lowe's Cos. Inc.	2.625%	4/1/31	135	116
	Lowe's Cos. Inc.	3.750%	4/1/32	140	129
	Lowe's Cos. Inc.	2.800%	9/15/41	60	43
	Lowe's Cos. Inc.	3.700%	4/15/46	125	99
	Lowe's Cos. Inc.	4.050%	5/3/47	195	162
	Lowe's Cos. Inc.	3.000%	10/15/50	180	123
	Lowe's Cos. Inc.	4.250%	4/1/52	140	119
	Lowe's Cos. Inc.	4.450%	4/1/62	115	97
	Magna International Inc.	3.625%	6/15/24	110	109
	Magna International Inc.	2.450%	6/15/30	55	47
[1]	Marriott International Inc.	3.125%	6/15/26	65	62
[1]	Marriott International Inc.	4.625%	6/15/30	155	148
14

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Marriott International Inc.	2.850%	4/15/31	85	71
[1]	Marriott International Inc.	3.500%	10/15/32	80	69
[1]	McDonald's Corp.	3.300%	7/1/25	75	74
[1]	McDonald's Corp.	3.700%	1/30/26	150	149
[1]	McDonald's Corp.	3.500%	3/1/27	50	49
[1]	McDonald's Corp.	3.500%	7/1/27	105	102
[1]	McDonald's Corp.	3.800%	4/1/28	105	103
[1]	McDonald's Corp.	2.625%	9/1/29	99	89
[1]	McDonald's Corp.	2.125%	3/1/30	50	43
[1]	McDonald's Corp.	3.600%	7/1/30	30	28
[1]	McDonald's Corp.	4.700%	12/9/35	145	144
[1]	McDonald's Corp.	6.300%	10/15/37	115	130
[1]	McDonald's Corp.	6.300%	3/1/38	130	148
[1]	McDonald's Corp.	4.875%	12/9/45	155	151
[1]	McDonald's Corp.	4.450%	3/1/47	145	134
[1]	McDonald's Corp.	4.450%	9/1/48	87	80
[1]	McDonald's Corp.	3.625%	9/1/49	50	41
[1]	McDonald's Corp.	4.200%	4/1/50	20	18
	Mercedes-Benz Finance North America LLC	8.500%	1/18/31	270	341
	NIKE Inc.	2.400%	3/27/25	80	77
	NIKE Inc.	2.375%	11/1/26	95	90
	NIKE Inc.	2.750%	3/27/27	104	99
	NIKE Inc.	2.850%	3/27/30	155	142
	NIKE Inc.	3.250%	3/27/40	90	76
	NIKE Inc.	3.875%	11/1/45	70	63
	NIKE Inc.	3.375%	3/27/50	173	144
	NVR Inc.	3.000%	5/15/30	117	100
	O'Reilly Automotive Inc.	3.600%	9/1/27	115	111
	O'Reilly Automotive Inc.	4.700%	6/15/32	70	69
	Ralph Lauren Corp.	2.950%	6/15/30	90	80
	Stanley Black & Decker Inc.	2.300%	3/15/30	70	60
	Stanley Black & Decker Inc.	2.750%	11/15/50	45	31
[1]	Stanley Black & Decker Inc.	4.000%	3/15/60	100	92
	Starbucks Corp.	3.850%	10/1/23	60	60
	Starbucks Corp.	3.800%	8/15/25	150	149
	Starbucks Corp.	4.000%	11/15/28	70	69
	Starbucks Corp.	3.550%	8/15/29	180	170
	Starbucks Corp.	2.250%	3/12/30	50	42
	Starbucks Corp.	2.550%	11/15/30	85	73
	Starbucks Corp.	4.500%	11/15/48	110	100
	Starbucks Corp.	4.450%	8/15/49	125	112
	Starbucks Corp.	3.500%	11/15/50	110	85
	TJX Cos. Inc.	2.250%	9/15/26	135	127
	VF Corp.	2.400%	4/23/25	150	143
	VF Corp.	2.950%	4/23/30	35	30
					22,629
Consumer Staples (3.6%)
	Archer-Daniels-Midland Co.	2.500%	8/11/26	170	162
	Archer-Daniels-Midland Co.	3.250%	3/27/30	85	80
	Archer-Daniels-Midland Co.	2.700%	9/15/51	120	90
	Bunge Ltd. Finance Corp.	2.750%	5/14/31	125	105
	Campbell Soup Co.	3.950%	3/15/25	90	89
	Campbell Soup Co.	4.150%	3/15/28	105	103
	Coca-Cola Co.	1.750%	9/6/24	60	58
	Coca-Cola Co.	3.375%	3/25/27	105	104
15

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Coca-Cola Co.	1.450%	6/1/27	125	113
	Coca-Cola Co.	1.500%	3/5/28	100	89
	Coca-Cola Co.	1.000%	3/15/28	215	186
	Coca-Cola Co.	2.125%	9/6/29	180	160
	Coca-Cola Co.	3.450%	3/25/30	105	101
	Coca-Cola Co.	1.650%	6/1/30	65	55
	Coca-Cola Co.	2.000%	3/5/31	70	60
	Coca-Cola Co.	1.375%	3/15/31	160	130
	Coca-Cola Co.	2.250%	1/5/32	165	143
	Coca-Cola Co.	2.500%	6/1/40	100	78
	Coca-Cola Co.	2.875%	5/5/41	70	57
	Coca-Cola Co.	2.600%	6/1/50	118	87
	Coca-Cola Co.	3.000%	3/5/51	140	110
	Coca-Cola Co.	2.500%	3/15/51	155	110
	Coca-Cola Co.	2.750%	6/1/60	135	96
	Conagra Brands Inc.	4.300%	5/1/24	115	115
	Conagra Brands Inc.	4.600%	11/1/25	125	125
	Conagra Brands Inc.	1.375%	11/1/27	25	21
	Conagra Brands Inc.	4.850%	11/1/28	60	59
	Conagra Brands Inc.	5.300%	11/1/38	80	76
	Conagra Brands Inc.	5.400%	11/1/48	135	128
	Dollar General Corp.	3.500%	4/3/30	125	115
	Dollar Tree Inc.	4.000%	5/15/25	105	104
	Dollar Tree Inc.	4.200%	5/15/28	150	146
	Dollar Tree Inc.	2.650%	12/1/31	70	58
	General Mills Inc.	4.000%	4/17/25	90	90
	General Mills Inc.	4.200%	4/17/28	80	80
	General Mills Inc.	2.875%	4/15/30	95	85
	Hormel Foods Corp.	0.650%	6/3/24	150	142
	Hormel Foods Corp.	1.700%	6/3/28	30	27
	Hormel Foods Corp.	1.800%	6/11/30	120	101
	J M Smucker Co.	3.500%	3/15/25	60	59
[2]	JBS USA LUX SA	5.500%	1/15/30	240	240
[2]	JBS USA LUX SA	3.000%	5/15/32	100	82
[2]	JBS USA LUX SA	6.500%	12/1/52	165	172
	Kellogg Co.	3.250%	4/1/26	20	19
	Keurig Dr Pepper Inc.	0.750%	3/15/24	100	95
	Keurig Dr Pepper Inc.	4.597%	5/25/28	110	110
	Keurig Dr Pepper Inc.	3.950%	4/15/29	90	86
	Keurig Dr Pepper Inc.	3.200%	5/1/30	80	72
	Keurig Dr Pepper Inc.	4.050%	4/15/32	75	70
	Keurig Dr Pepper Inc.	3.800%	5/1/50	70	55
	Keurig Dr Pepper Inc.	4.500%	4/15/52	125	109
	Kimberly-Clark Corp.	3.100%	3/26/30	60	56
	Kraft Heinz Foods Co.	3.000%	6/1/26	170	161
	Kraft Heinz Foods Co.	3.875%	5/15/27	165	159
	Kraft Heinz Foods Co.	6.875%	1/26/39	90	100
	Kraft Heinz Foods Co.	5.000%	6/4/42	135	126
	Kraft Heinz Foods Co.	5.200%	7/15/45	175	164
	Kraft Heinz Foods Co.	4.375%	6/1/46	270	229
	Kraft Heinz Foods Co.	4.875%	10/1/49	140	127
	Kraft Heinz Foods Co.	5.500%	6/1/50	100	99
	McCormick & Co. Inc.	3.400%	8/15/27	110	106
	Mead Johnson Nutrition Co.	4.125%	11/15/25	106	106
	Mondelez International Inc.	1.500%	5/4/25	155	145
16

ESG U.S. Corporate Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Mondelez International Inc.	2.625%	3/17/27	50	47
Mondelez International Inc.	2.750%	4/13/30	12	11
Mondelez International Inc.	3.000%	3/17/32	75	66
Mondelez International Inc.	2.625%	9/4/50	140	94
PepsiCo Inc.	0.400%	10/7/23	145	140
PepsiCo Inc.	3.600%	3/1/24	121	121
PepsiCo Inc.	2.250%	3/19/25	155	149
PepsiCo Inc.	2.750%	4/30/25	100	98
PepsiCo Inc.	2.850%	2/24/26	20	19
PepsiCo Inc.	2.375%	10/6/26	80	76
PepsiCo Inc.	3.000%	10/15/27	125	121
PepsiCo Inc.	3.600%	2/18/28	100	98
PepsiCo Inc.	2.625%	7/29/29	225	206
PepsiCo Inc.	2.750%	3/19/30	120	110
PepsiCo Inc.	1.625%	5/1/30	65	55
PepsiCo Inc.	1.400%	2/25/31	10	8
PepsiCo Inc.	1.950%	10/21/31	140	119
PepsiCo Inc.	3.900%	7/18/32	60	59
PepsiCo Inc.	2.625%	10/21/41	115	90
PepsiCo Inc.	4.450%	4/14/46	90	91
PepsiCo Inc.	3.450%	10/6/46	70	61
PepsiCo Inc.	2.875%	10/15/49	125	98
PepsiCo Inc.	3.625%	3/19/50	110	98
PepsiCo Inc.	2.750%	10/21/51	100	76
Procter & Gamble Co.	0.550%	10/29/25	145	132
Procter & Gamble Co.	1.000%	4/23/26	80	73
Procter & Gamble Co.	2.450%	11/3/26	205	196
Procter & Gamble Co.	2.850%	8/11/27	115	110
Procter & Gamble Co.	3.000%	3/25/30	65	61
Procter & Gamble Co.	1.200%	10/29/30	75	61
Procter & Gamble Co.	1.950%	4/23/31	120	104
Sysco Corp.	3.750%	10/1/25	35	34
Sysco Corp.	3.300%	7/15/26	160	155
Sysco Corp.	3.250%	7/15/27	115	109
Sysco Corp.	5.950%	4/1/30	37	39
Sysco Corp.	6.600%	4/1/50	140	164
Sysco Corp.	3.150%	12/14/51	45	32
Target Corp.	3.500%	7/1/24	55	55
Target Corp.	2.250%	4/15/25	185	178
Target Corp.	2.500%	4/15/26	35	34
Target Corp.	1.950%	1/15/27	140	130
Target Corp.	2.350%	2/15/30	70	62
Target Corp.	4.000%	7/1/42	85	78
Target Corp.	2.950%	1/15/52	140	106
Tyson Foods Inc.	3.950%	8/15/24	137	137
Tyson Foods Inc.	4.000%	3/1/26	45	44
Tyson Foods Inc.	3.550%	6/2/27	220	211
Tyson Foods Inc.	4.550%	6/2/47	55	50
Tyson Foods Inc.	5.100%	9/28/48	180	178
Unilever Capital Corp.	2.600%	5/5/24	165	162
Unilever Capital Corp.	2.900%	5/5/27	115	110
Unilever Capital Corp.	3.500%	3/22/28	45	44
Unilever Capital Corp.	2.125%	9/6/29	25	22
Unilever Capital Corp.	1.750%	8/12/31	90	74
Unilever Capital Corp.	5.900%	11/15/32	95	108
17

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Walgreens Boots Alliance Inc.	0.950%	11/17/23	60	58
	Walgreens Boots Alliance Inc.	3.800%	11/18/24	125	124
	Walgreens Boots Alliance Inc.	3.450%	6/1/26	110	107
	Walgreens Boots Alliance Inc.	4.800%	11/18/44	105	93
	Walgreens Boots Alliance Inc.	4.100%	4/15/50	50	40
					12,171
Financials (43.5%)
[1]	Aegon NV	5.500%	4/11/48	80	77
	AerCap Ireland Capital DAC	4.500%	9/15/23	190	189
	AerCap Ireland Capital DAC	1.150%	10/29/23	150	144
	AerCap Ireland Capital DAC	4.875%	1/16/24	95	95
	AerCap Ireland Capital DAC	3.150%	2/15/24	50	48
	AerCap Ireland Capital DAC	2.875%	8/14/24	264	253
	AerCap Ireland Capital DAC	1.650%	10/29/24	260	241
[1]	AerCap Ireland Capital DAC	1.750%	10/29/24	100	93
	AerCap Ireland Capital DAC	3.500%	1/15/25	80	77
	AerCap Ireland Capital DAC	6.500%	7/15/25	175	179
	AerCap Ireland Capital DAC	1.750%	1/30/26	75	66
	AerCap Ireland Capital DAC	2.450%	10/29/26	370	326
	AerCap Ireland Capital DAC	3.650%	7/21/27	170	155
	AerCap Ireland Capital DAC	3.000%	10/29/28	215	184
	AerCap Ireland Capital DAC	3.300%	1/30/32	400	322
	AerCap Ireland Capital DAC	3.400%	10/29/33	215	170
	AerCap Ireland Capital DAC	3.850%	10/29/41	195	145
	Aflac Inc.	3.625%	11/15/24	150	149
	Aflac Inc.	3.600%	4/1/30	200	190
	Air Lease Corp.	3.000%	9/15/23	120	118
[1]	Air Lease Corp.	0.700%	2/15/24	45	42
[1]	Air Lease Corp.	2.300%	2/1/25	70	66
	Air Lease Corp.	3.375%	7/1/25	70	66
[1]	Air Lease Corp.	2.875%	1/15/26	140	129
[1]	Air Lease Corp.	3.750%	6/1/26	80	76
	Air Lease Corp.	1.875%	8/15/26	35	31
	Air Lease Corp.	3.125%	12/1/30	70	58
	Ally Financial Inc.	1.450%	10/2/23	125	121
	Ally Financial Inc.	3.875%	5/21/24	85	84
	Ally Financial Inc.	5.800%	5/1/25	230	235
	Ally Financial Inc.	4.750%	6/9/27	115	112
	Ally Financial Inc.	2.200%	11/2/28	135	111
[1]	Ally Financial Inc.	8.000%	11/1/31	168	187
	American Express Co.	0.750%	11/3/23	120	116
	American Express Co.	3.400%	2/22/24	190	188
	American Express Co.	3.375%	5/3/24	50	49
	American Express Co.	2.500%	7/30/24	185	180
	American Express Co.	3.000%	10/30/24	195	191
	American Express Co.	2.250%	3/4/25	210	200
	American Express Co.	4.200%	11/6/25	25	25
	American Express Co.	3.125%	5/20/26	160	154
	American Express Co.	1.650%	11/4/26	135	122
	American Express Co.	2.550%	3/4/27	115	107
	American Express Co.	3.300%	5/3/27	377	361
	American Express Co.	4.050%	5/3/29	50	49
	American Express Co.	4.989%	5/26/33	120	119
	American Express Co.	4.420%	8/3/33	50	48
	American Express Co.	4.050%	12/3/42	105	95
18

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	American International Group Inc.	2.500%	6/30/25	170	162
	American International Group Inc.	3.900%	4/1/26	165	162
	American International Group Inc.	4.800%	7/10/45	10	9
	American International Group Inc.	4.750%	4/1/48	175	166
[1]	American International Group Inc.	5.750%	4/1/48	10	9
	American International Group Inc.	4.375%	6/30/50	60	54
	Ameriprise Financial Inc.	4.000%	10/15/23	90	90
	Aon Corp.	3.750%	5/2/29	10	9
	Aon Corp.	2.800%	5/15/30	115	100
	Aon Corp.	3.900%	2/28/52	105	87
	Aon Global Ltd.	3.875%	12/15/25	115	114
	Arch Capital Group Ltd.	3.635%	6/30/50	115	89
	Arthur J Gallagher & Co.	3.500%	5/20/51	100	76
	Athene Holding Ltd.	4.125%	1/12/28	245	230
[1]	Australia & New Zealand Banking Group Ltd.	3.700%	11/16/25	20	20
	AXA SA	8.600%	12/15/30	110	137
	Banco Bilbao Vizcaya Argentaria SA	1.125%	9/18/25	85	77
	Banco Santander SA	2.706%	6/27/24	290	281
	Banco Santander SA	3.496%	3/24/25	200	195
	Banco Santander SA	2.746%	5/28/25	135	127
	Banco Santander SA	5.147%	8/18/25	200	199
	Banco Santander SA	5.179%	11/19/25	60	59
	Banco Santander SA	1.849%	3/25/26	65	58
	Banco Santander SA	4.250%	4/11/27	160	154
	Banco Santander SA	5.294%	8/18/27	200	196
	Banco Santander SA	1.722%	9/14/27	20	17
	Banco Santander SA	3.800%	2/23/28	115	105
	Banco Santander SA	4.175%	3/24/28	50	47
	Banco Santander SA	4.379%	4/12/28	25	24
	Banco Santander SA	3.306%	6/27/29	105	95
	Banco Santander SA	3.490%	5/28/30	190	163
	Banco Santander SA	2.749%	12/3/30	75	58
	Banco Santander SA	2.958%	3/25/31	100	82
	Banco Santander SA	3.225%	11/22/32	190	145
[1]	Bank of America Corp.	4.125%	1/22/24	185	186
[1]	Bank of America Corp.	4.000%	4/1/24	200	200
[1]	Bank of America Corp.	4.200%	8/26/24	365	365
[1]	Bank of America Corp.	0.810%	10/24/24	275	264
[1]	Bank of America Corp.	4.000%	1/22/25	250	248
	Bank of America Corp.	1.843%	2/4/25	300	288
[1]	Bank of America Corp.	3.458%	3/15/25	225	221
[1]	Bank of America Corp.	3.950%	4/21/25	220	218
	Bank of America Corp.	0.976%	4/22/25	125	118
	Bank of America Corp.	3.841%	4/25/25	150	148
[1]	Bank of America Corp.	3.875%	8/1/25	230	230
[1]	Bank of America Corp.	0.981%	9/25/25	285	265
[1]	Bank of America Corp.	3.093%	10/1/25	210	203
[1]	Bank of America Corp.	2.456%	10/22/25	175	167
[1]	Bank of America Corp.	1.530%	12/6/25	220	205
[1]	Bank of America Corp.	3.366%	1/23/26	100	97
[1]	Bank of America Corp.	2.015%	2/13/26	310	290
[1]	Bank of America Corp.	4.450%	3/3/26	220	219
[1]	Bank of America Corp.	3.384%	4/2/26	540	522
[1]	Bank of America Corp.	3.500%	4/19/26	200	195
[1]	Bank of America Corp.	1.319%	6/19/26	330	300
19

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Bank of America Corp.	4.827%	7/22/26	200	200
[1]	Bank of America Corp.	4.250%	10/22/26	183	180
[1]	Bank of America Corp.	1.197%	10/24/26	355	317
[1]	Bank of America Corp.	1.658%	3/11/27	150	134
[1]	Bank of America Corp.	3.559%	4/23/27	235	224
	Bank of America Corp.	1.734%	7/22/27	575	510
[1]	Bank of America Corp.	3.248%	10/21/27	195	184
[1]	Bank of America Corp.	4.183%	11/25/27	250	244
[1]	Bank of America Corp.	3.824%	1/20/28	210	201
	Bank of America Corp.	2.551%	2/4/28	205	186
[1]	Bank of America Corp.	3.705%	4/24/28	185	176
	Bank of America Corp.	4.376%	4/27/28	260	254
[1]	Bank of America Corp.	3.593%	7/21/28	175	165
	Bank of America Corp.	4.948%	7/22/28	300	300
[1]	Bank of America Corp.	3.419%	12/20/28	448	416
[1]	Bank of America Corp.	3.970%	3/5/29	425	401
[1]	Bank of America Corp.	2.087%	6/14/29	320	272
[1]	Bank of America Corp.	4.271%	7/23/29	298	286
[1]	Bank of America Corp.	3.974%	2/7/30	320	300
[1]	Bank of America Corp.	3.194%	7/23/30	200	178
[1]	Bank of America Corp.	2.884%	10/22/30	285	248
[1]	Bank of America Corp.	2.496%	2/13/31	300	252
[1]	Bank of America Corp.	2.592%	4/29/31	325	274
[1]	Bank of America Corp.	1.898%	7/23/31	225	178
[1]	Bank of America Corp.	1.922%	10/24/31	275	218
[1]	Bank of America Corp.	2.651%	3/11/32	165	137
	Bank of America Corp.	2.687%	4/22/32	310	258
	Bank of America Corp.	2.299%	7/21/32	360	288
	Bank of America Corp.	2.572%	10/20/32	205	168
	Bank of America Corp.	2.972%	2/4/33	340	287
	Bank of America Corp.	4.571%	4/27/33	410	392
	Bank of America Corp.	5.015%	7/22/33	250	248
	Bank of America Corp.	2.482%	9/21/36	260	201
	Bank of America Corp.	6.110%	1/29/37	290	307
	Bank of America Corp.	3.846%	3/8/37	50	43
[1]	Bank of America Corp.	4.244%	4/24/38	275	248
	Bank of America Corp.	7.750%	5/14/38	340	420
[1]	Bank of America Corp.	4.078%	4/23/40	140	122
[1]	Bank of America Corp.	2.676%	6/19/41	540	387
[1]	Bank of America Corp.	5.875%	2/7/42	170	185
	Bank of America Corp.	3.311%	4/22/42	265	207
[1]	Bank of America Corp.	5.000%	1/21/44	130	126
[1]	Bank of America Corp.	4.443%	1/20/48	230	211
[1]	Bank of America Corp.	3.946%	1/23/49	140	118
[1]	Bank of America Corp.	4.330%	3/15/50	365	327
[1]	Bank of America Corp.	4.083%	3/20/51	355	304
[1]	Bank of America Corp.	2.831%	10/24/51	85	58
[1]	Bank of America Corp.	3.483%	3/13/52	215	166
	Bank of America Corp.	2.972%	7/21/52	365	255
[1]	Bank of America NA	6.000%	10/15/36	195	210
[1]	Bank of Montreal	0.400%	9/15/23	65	63
	Bank of Montreal	0.450%	12/8/23	99	95
[1]	Bank of Montreal	3.300%	2/5/24	75	74
[1]	Bank of Montreal	2.150%	3/8/24	50	49
[1]	Bank of Montreal	2.500%	6/28/24	115	112
20

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Bank of Montreal	0.625%	7/9/24	285	268
[1]	Bank of Montreal	1.500%	1/10/25	80	75
[1]	Bank of Montreal	1.850%	5/1/25	145	137
[1]	Bank of Montreal	3.700%	6/7/25	175	173
[1]	Bank of Montreal	1.250%	9/15/26	135	120
[1]	Bank of Montreal	0.949%	1/22/27	165	147
[1]	Bank of Montreal	2.650%	3/8/27	155	144
[1]	Bank of Montreal	4.338%	10/5/28	89	89
[1]	Bank of Montreal	3.803%	12/15/32	110	100
	Bank of Montreal	3.088%	1/10/37	115	93
[1]	Bank of New York Mellon Corp.	0.350%	12/7/23	170	163
[1]	Bank of New York Mellon Corp.	3.650%	2/4/24	20	20
[1]	Bank of New York Mellon Corp.	2.100%	10/24/24	130	126
[1]	Bank of New York Mellon Corp.	3.000%	2/24/25	75	74
[1]	Bank of New York Mellon Corp.	1.600%	4/24/25	135	127
[1]	Bank of New York Mellon Corp.	2.800%	5/4/26	100	96
	Bank of New York Mellon Corp.	4.414%	7/24/26	50	50
[1]	Bank of New York Mellon Corp.	2.450%	8/17/26	10	9
	Bank of New York Mellon Corp.	2.050%	1/26/27	60	55
[1]	Bank of New York Mellon Corp.	3.250%	5/16/27	80	77
[1]	Bank of New York Mellon Corp.	3.442%	2/7/28	160	154
[1]	Bank of New York Mellon Corp.	3.850%	4/28/28	140	137
[1]	Bank of New York Mellon Corp.	4.289%	6/13/33	98	96
	Bank of Nova Scotia	0.400%	9/15/23	60	58
	Bank of Nova Scotia	3.400%	2/11/24	90	89
	Bank of Nova Scotia	2.440%	3/11/24	10	10
	Bank of Nova Scotia	0.700%	4/15/24	140	133
	Bank of Nova Scotia	0.650%	7/31/24	95	89
	Bank of Nova Scotia	1.450%	1/10/25	140	132
	Bank of Nova Scotia	2.200%	2/3/25	220	210
	Bank of Nova Scotia	3.450%	4/11/25	160	156
	Bank of Nova Scotia	1.300%	6/11/25	100	92
	Bank of Nova Scotia	4.500%	12/16/25	160	160
	Bank of Nova Scotia	1.050%	3/2/26	160	144
	Bank of Nova Scotia	1.350%	6/24/26	65	58
	Bank of Nova Scotia	2.700%	8/3/26	90	85
	Bank of Nova Scotia	1.300%	9/15/26	125	111
	Bank of Nova Scotia	1.950%	2/2/27	50	45
	Bank of Nova Scotia	2.450%	2/2/32	75	62
	Bank of Nova Scotia	4.588%	5/4/37	155	140
	Barclays plc	4.375%	9/11/24	275	272
	Barclays plc	1.007%	12/10/24	100	95
	Barclays plc	3.650%	3/16/25	220	214
[1]	Barclays plc	3.932%	5/7/25	180	176
	Barclays plc	4.375%	1/12/26	165	162
[1]	Barclays plc	2.852%	5/7/26	50	47
	Barclays plc	5.200%	5/12/26	279	276
	Barclays plc	2.279%	11/24/27	255	224
	Barclays plc	4.337%	1/10/28	25	24
	Barclays plc	4.836%	5/9/28	225	213
[1]	Barclays plc	4.972%	5/16/29	215	205
[1]	Barclays plc	5.088%	6/20/30	185	173
	Barclays plc	2.645%	6/24/31	115	92
	Barclays plc	2.667%	3/10/32	75	59
	Barclays plc	2.894%	11/24/32	150	117
21

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Barclays plc	3.564%	9/23/35	45	36
	Barclays plc	3.811%	3/10/42	85	62
	Barclays plc	3.330%	11/24/42	90	65
	Barclays plc	5.250%	8/17/45	190	178
	Barclays plc	4.950%	1/10/47	130	119
	BlackRock Inc.	3.500%	3/18/24	95	95
	BlackRock Inc.	3.250%	4/30/29	90	86
	BlackRock Inc.	2.400%	4/30/30	118	104
	BlackRock Inc.	1.900%	1/28/31	65	54
	BlackRock Inc.	2.100%	2/25/32	90	75
[1]	BNP Paribas SA	4.250%	10/15/24	110	110
	BPCE SA	4.000%	4/15/24	155	154
	Brighthouse Financial Inc.	3.700%	6/22/27	20	19
	Brighthouse Financial Inc.	4.700%	6/22/47	53	42
[1]	Canadian Imperial Bank of Commerce	3.500%	9/13/23	140	140
	Canadian Imperial Bank of Commerce	0.500%	12/14/23	75	72
	Canadian Imperial Bank of Commerce	3.100%	4/2/24	165	163
	Canadian Imperial Bank of Commerce	2.250%	1/28/25	75	72
	Canadian Imperial Bank of Commerce	3.300%	4/7/25	115	112
	Canadian Imperial Bank of Commerce	3.945%	8/4/25	300	296
	Canadian Imperial Bank of Commerce	1.250%	6/22/26	155	139
	Canadian Imperial Bank of Commerce	3.450%	4/7/27	65	62
	Canadian Imperial Bank of Commerce	3.600%	4/7/32	90	82
	Capital One Financial Corp.	3.900%	1/29/24	395	394
	Capital One Financial Corp.	3.750%	4/24/24	55	55
	Capital One Financial Corp.	3.300%	10/30/24	185	181
	Capital One Financial Corp.	3.200%	2/5/25	110	107
	Capital One Financial Corp.	4.250%	4/30/25	10	10
	Capital One Financial Corp.	4.166%	5/9/25	50	50
	Capital One Financial Corp.	4.200%	10/29/25	195	193
	Capital One Financial Corp.	2.636%	3/3/26	60	57
	Capital One Financial Corp.	3.750%	7/28/26	160	154
	Capital One Financial Corp.	3.750%	3/9/27	150	144
	Capital One Financial Corp.	3.650%	5/11/27	125	119
	Capital One Financial Corp.	1.878%	11/2/27	100	88
	Capital One Financial Corp.	3.800%	1/31/28	160	152
	Capital One Financial Corp.	3.273%	3/1/30	115	101
	Capital One Financial Corp.	2.359%	7/29/32	145	112
	Capital One Financial Corp.	5.268%	5/10/33	150	146
	Charles Schwab Corp.	0.750%	3/18/24	120	115
	Charles Schwab Corp.	3.850%	5/21/25	55	55
	Charles Schwab Corp.	0.900%	3/11/26	85	76
	Charles Schwab Corp.	1.150%	5/13/26	175	158
	Charles Schwab Corp.	2.450%	3/3/27	140	131
	Charles Schwab Corp.	2.000%	3/20/28	150	135
	Charles Schwab Corp.	1.650%	3/11/31	125	101
	Charles Schwab Corp.	2.300%	5/13/31	35	30
	Charles Schwab Corp.	1.950%	12/1/31	170	139
	Charles Schwab Corp.	2.900%	3/3/32	75	66
	Chubb Corp.	6.000%	5/11/37	110	124
	Chubb INA Holdings Inc.	3.150%	3/15/25	95	94
	Chubb INA Holdings Inc.	3.350%	5/3/26	180	176
	Chubb INA Holdings Inc.	1.375%	9/15/30	80	64
	Chubb INA Holdings Inc.	4.350%	11/3/45	105	99
	Chubb INA Holdings Inc.	3.050%	12/15/61	100	71
22

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	CI Financial Corp.	3.200%	12/17/30	70	53
	CI Financial Corp.	4.100%	6/15/51	115	75
[1]	Citibank NA	3.650%	1/23/24	70	70
	Citigroup Inc.	3.875%	10/25/23	175	176
	Citigroup Inc.	4.000%	8/5/24	65	65
	Citigroup Inc.	0.776%	10/30/24	300	288
	Citigroup Inc.	3.875%	3/26/25	100	99
[1]	Citigroup Inc.	3.352%	4/24/25	295	289
	Citigroup Inc.	3.300%	4/27/25	210	205
	Citigroup Inc.	0.981%	5/1/25	160	151
	Citigroup Inc.	4.140%	5/24/25	195	194
	Citigroup Inc.	4.400%	6/10/25	165	164
	Citigroup Inc.	5.500%	9/13/25	175	180
	Citigroup Inc.	3.700%	1/12/26	300	293
	Citigroup Inc.	2.014%	1/25/26	330	310
	Citigroup Inc.	4.600%	3/9/26	125	125
	Citigroup Inc.	3.290%	3/17/26	100	96
[1]	Citigroup Inc.	3.106%	4/8/26	350	336
	Citigroup Inc.	3.400%	5/1/26	225	217
	Citigroup Inc.	3.200%	10/21/26	240	229
	Citigroup Inc.	4.300%	11/20/26	125	123
	Citigroup Inc.	1.122%	1/28/27	260	229
	Citigroup Inc.	1.462%	6/9/27	510	450
	Citigroup Inc.	4.450%	9/29/27	265	258
[1]	Citigroup Inc.	3.887%	1/10/28	230	221
[1]	Citigroup Inc.	3.070%	2/24/28	50	46
	Citigroup Inc.	4.658%	5/24/28	225	222
[1]	Citigroup Inc.	3.668%	7/24/28	210	197
	Citigroup Inc.	4.125%	7/25/28	160	153
[1]	Citigroup Inc.	3.520%	10/27/28	340	317
[1]	Citigroup Inc.	4.075%	4/23/29	300	285
[1]	Citigroup Inc.	3.980%	3/20/30	285	266
[1]	Citigroup Inc.	2.976%	11/5/30	225	196
[1]	Citigroup Inc.	2.666%	1/29/31	290	246
[1]	Citigroup Inc.	4.412%	3/31/31	310	295
[1]	Citigroup Inc.	2.572%	6/3/31	175	146
	Citigroup Inc.	2.561%	5/1/32	185	152
	Citigroup Inc.	6.625%	6/15/32	140	152
	Citigroup Inc.	2.520%	11/3/32	260	210
	Citigroup Inc.	3.057%	1/25/33	270	229
	Citigroup Inc.	3.785%	3/17/33	290	261
	Citigroup Inc.	4.910%	5/24/33	255	250
[1]	Citigroup Inc.	3.878%	1/24/39	116	101
	Citigroup Inc.	8.125%	7/15/39	137	180
[1]	Citigroup Inc.	5.316%	3/26/41	205	205
	Citigroup Inc.	5.875%	1/30/42	145	154
	Citigroup Inc.	2.904%	11/3/42	50	36
	Citigroup Inc.	6.675%	9/13/43	95	107
	Citigroup Inc.	5.300%	5/6/44	140	136
	Citigroup Inc.	4.650%	7/30/45	95	88
	Citigroup Inc.	4.750%	5/18/46	220	198
[1]	Citigroup Inc.	4.281%	4/24/48	50	45
	Citigroup Inc.	4.650%	7/23/48	290	273
[1]	Citizens Bank NA	2.250%	4/28/25	10	9
	Citizens Financial Group Inc.	3.250%	4/30/30	50	44
23

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	CME Group Inc.	3.000%	3/15/25	80	78
	CME Group Inc.	2.650%	3/15/32	50	44
	CME Group Inc.	5.300%	9/15/43	53	58
	Cooperatieve Rabobank UA	0.375%	1/12/24	205	195
	Cooperatieve Rabobank UA	1.375%	1/10/25	50	47
[1]	Cooperatieve Rabobank UA	3.375%	5/21/25	195	191
	Cooperatieve Rabobank UA	4.375%	8/4/25	35	34
[1]	Cooperatieve Rabobank UA	3.750%	7/21/26	185	176
[1]	Cooperatieve Rabobank UA	5.250%	5/24/41	150	163
	Cooperatieve Rabobank UA	5.750%	12/1/43	185	192
	Cooperatieve Rabobank UA	5.250%	8/4/45	85	83
[2]	Corebridge Financial Inc.	3.500%	4/4/25	170	164
[2]	Corebridge Financial Inc.	3.650%	4/5/27	125	118
[2]	Corebridge Financial Inc.	3.850%	4/5/29	90	83
[2]	Corebridge Financial Inc.	3.900%	4/5/32	220	198
[2]	Corebridge Financial Inc.	4.400%	4/5/52	125	103
[1]	Credit Suisse AG	3.625%	9/9/24	385	376
	Credit Suisse AG	3.700%	2/21/25	250	242
	Credit Suisse AG	2.950%	4/9/25	105	100
	Credit Suisse AG	1.250%	8/7/26	175	151
	Credit Suisse Group AG	3.750%	3/26/25	425	407
	Credit Suisse Group AG	4.550%	4/17/26	195	187
	Credit Suisse Group AG	4.875%	5/15/45	235	189
[1]	Deutsche Bank AG	0.962%	11/8/23	220	211
	Deutsche Bank AG	0.898%	5/28/24	145	136
[1]	Deutsche Bank AG	3.700%	5/30/24	100	98
	Deutsche Bank AG	3.700%	5/30/24	95	94
[1]	Deutsche Bank AG	2.222%	9/18/24	115	111
	Deutsche Bank AG	1.447%	4/1/25	100	93
[1]	Deutsche Bank AG	3.961%	11/26/25	40	38
	Deutsche Bank AG	1.686%	3/19/26	120	108
	Deutsche Bank AG	2.129%	11/24/26	215	189
	Deutsche Bank AG	2.311%	11/16/27	296	252
[1]	Deutsche Bank AG	3.547%	9/18/31	185	152
	Discover Bank	2.450%	9/12/24	165	159
[1]	Discover Bank	3.450%	7/27/26	120	114
[1]	Discover Bank	4.650%	9/13/28	105	101
	Discover Financial Services	4.100%	2/9/27	110	106
	Equitable Holdings Inc.	4.350%	4/20/28	122	120
	Equitable Holdings Inc.	5.000%	4/20/48	146	137
	Everest Reinsurance Holdings Inc.	3.500%	10/15/50	90	67
	Everest Reinsurance Holdings Inc.	3.125%	10/15/52	115	80
	Fifth Third Bancorp	3.650%	1/25/24	100	99
	Fifth Third Bancorp	2.375%	1/28/25	140	134
	Fifth Third Bancorp	2.550%	5/5/27	80	74
	Fifth Third Bancorp	4.772%	7/28/30	50	50
	Fifth Third Bancorp	8.250%	3/1/38	45	58
[1]	Fifth Third Bank NA	3.850%	3/15/26	135	131
	Franklin Resources Inc.	1.600%	10/30/30	90	71
	Global Payments Inc.	2.650%	2/15/25	92	88
	Global Payments Inc.	1.200%	3/1/26	120	106
	Global Payments Inc.	4.800%	4/1/26	115	114
	Global Payments Inc.	2.150%	1/15/27	70	62
	Global Payments Inc.	3.200%	8/15/29	125	109
	Global Payments Inc.	2.900%	5/15/30	95	80
24

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Global Payments Inc.	2.900%	11/15/31	70	57
	Global Payments Inc.	5.400%	8/15/32	75	73
	Global Payments Inc.	4.150%	8/15/49	140	107
	Global Payments Inc.	5.950%	8/15/52	75	73
	Goldman Sachs Capital I	6.345%	2/15/34	115	120
	Goldman Sachs Group Inc.	1.217%	12/6/23	200	193
	Goldman Sachs Group Inc.	3.625%	2/20/24	290	288
	Goldman Sachs Group Inc.	4.000%	3/3/24	410	410
	Goldman Sachs Group Inc.	3.000%	3/15/24	50	49
[1]	Goldman Sachs Group Inc.	3.850%	7/8/24	235	234
[1]	Goldman Sachs Group Inc.	0.657%	9/10/24	210	201
	Goldman Sachs Group Inc.	0.925%	10/21/24	220	211
	Goldman Sachs Group Inc.	3.500%	1/23/25	253	248
	Goldman Sachs Group Inc.	1.757%	1/24/25	175	168
	Goldman Sachs Group Inc.	3.500%	4/1/25	364	356
	Goldman Sachs Group Inc.	3.750%	5/22/25	220	216
[1]	Goldman Sachs Group Inc.	3.272%	9/29/25	240	234
	Goldman Sachs Group Inc.	4.250%	10/21/25	75	74
	Goldman Sachs Group Inc.	0.855%	2/12/26	200	182
	Goldman Sachs Group Inc.	3.750%	2/25/26	225	220
	Goldman Sachs Group Inc.	3.500%	11/16/26	327	314
[1]	Goldman Sachs Group Inc.	1.093%	12/9/26	265	235
	Goldman Sachs Group Inc.	5.950%	1/15/27	50	52
	Goldman Sachs Group Inc.	3.850%	1/26/27	225	218
	Goldman Sachs Group Inc.	1.431%	3/9/27	265	236
	Goldman Sachs Group Inc.	1.542%	9/10/27	260	228
	Goldman Sachs Group Inc.	1.948%	10/21/27	400	355
	Goldman Sachs Group Inc.	2.640%	2/24/28	365	331
	Goldman Sachs Group Inc.	3.615%	3/15/28	50	47
[1]	Goldman Sachs Group Inc.	3.691%	6/5/28	240	227
	Goldman Sachs Group Inc.	4.482%	8/23/28	250	244
[1]	Goldman Sachs Group Inc.	3.814%	4/23/29	380	357
[1]	Goldman Sachs Group Inc.	4.223%	5/1/29	333	318
	Goldman Sachs Group Inc.	2.600%	2/7/30	170	146
	Goldman Sachs Group Inc.	3.800%	3/15/30	195	181
	Goldman Sachs Group Inc.	1.992%	1/27/32	210	166
	Goldman Sachs Group Inc.	2.615%	4/22/32	200	165
	Goldman Sachs Group Inc.	2.383%	7/21/32	510	412
	Goldman Sachs Group Inc.	2.650%	10/21/32	395	325
	Goldman Sachs Group Inc.	6.125%	2/15/33	135	147
	Goldman Sachs Group Inc.	3.102%	2/24/33	415	353
	Goldman Sachs Group Inc.	6.750%	10/1/37	475	527
[1]	Goldman Sachs Group Inc.	4.017%	10/31/38	345	301
[1]	Goldman Sachs Group Inc.	4.411%	4/23/39	125	114
	Goldman Sachs Group Inc.	6.250%	2/1/41	360	401
	Goldman Sachs Group Inc.	3.210%	4/22/42	240	185
	Goldman Sachs Group Inc.	2.908%	7/21/42	110	80
	Goldman Sachs Group Inc.	3.436%	2/24/43	75	59
[1]	Goldman Sachs Group Inc.	4.800%	7/8/44	210	201
	Goldman Sachs Group Inc.	5.150%	5/22/45	205	194
	Goldman Sachs Group Inc.	4.750%	10/21/45	190	178
	Hartford Financial Services Group Inc.	3.600%	8/19/49	80	63
	HSBC Holdings plc	4.250%	3/14/24	75	75
	HSBC Holdings plc	1.162%	11/22/24	260	248
[1]	HSBC Holdings plc	3.803%	3/11/25	325	319
25

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	HSBC Holdings plc	0.976%	5/24/25	185	173
	HSBC Holdings plc	4.250%	8/18/25	50	49
[1]	HSBC Holdings plc	2.633%	11/7/25	185	176
	HSBC Holdings plc	4.300%	3/8/26	185	183
[1]	HSBC Holdings plc	1.645%	4/18/26	125	114
	HSBC Holdings plc	3.900%	5/25/26	225	219
[1]	HSBC Holdings plc	2.099%	6/4/26	230	211
[1]	HSBC Holdings plc	4.292%	9/12/26	275	267
	HSBC Holdings plc	4.375%	11/23/26	65	64
	HSBC Holdings plc	1.589%	5/24/27	280	244
	HSBC Holdings plc	2.251%	11/22/27	330	291
[1]	HSBC Holdings plc	4.041%	3/13/28	195	183
	HSBC Holdings plc	4.755%	6/9/28	385	371
	HSBC Holdings plc	5.210%	8/11/28	200	195
[1]	HSBC Holdings plc	2.013%	9/22/28	125	105
[1]	HSBC Holdings plc	4.583%	6/19/29	275	260
	HSBC Holdings plc	2.206%	8/17/29	195	161
	HSBC Holdings plc	4.950%	3/31/30	220	214
[1]	HSBC Holdings plc	3.973%	5/22/30	285	258
[1]	HSBC Holdings plc	2.848%	6/4/31	185	153
[1]	HSBC Holdings plc	2.357%	8/18/31	130	103
	HSBC Holdings plc	2.804%	5/24/32	210	167
	HSBC Holdings plc	2.871%	11/22/32	330	262
	HSBC Holdings plc	4.762%	3/29/33	265	237
	HSBC Holdings plc	5.402%	8/11/33	200	190
	HSBC Holdings plc	6.500%	5/2/36	165	173
	HSBC Holdings plc	6.500%	9/15/37	130	136
	HSBC Holdings plc	6.800%	6/1/38	195	210
	HSBC Holdings plc	6.100%	1/14/42	135	148
	HSBC Holdings plc	5.250%	3/14/44	162	149
	HSBC USA Inc.	3.750%	5/24/24	100	99
	HSBC USA Inc.	3.500%	6/23/24	140	138
	Huntington Bancshares Inc.	2.625%	8/6/24	70	68
	Huntington Bancshares Inc.	2.550%	2/4/30	70	60
	Huntington National Bank	4.552%	5/17/28	85	84
	ING Groep NV	4.100%	10/2/23	135	135
	ING Groep NV	3.550%	4/9/24	80	79
	ING Groep NV	3.869%	3/28/26	100	97
	ING Groep NV	3.950%	3/29/27	220	211
	ING Groep NV	1.726%	4/1/27	160	142
	ING Groep NV	4.017%	3/28/28	50	47
	ING Groep NV	4.550%	10/2/28	70	68
	ING Groep NV	4.050%	4/9/29	60	56
	ING Groep NV	2.727%	4/1/32	135	112
	ING Groep NV	4.252%	3/28/33	100	92
	Intercontinental Exchange Inc.	3.650%	5/23/25	125	124
	Intercontinental Exchange Inc.	3.750%	12/1/25	105	104
	Intercontinental Exchange Inc.	4.000%	9/15/27	150	148
	Intercontinental Exchange Inc.	4.350%	6/15/29	50	49
	Intercontinental Exchange Inc.	2.100%	6/15/30	220	186
	Intercontinental Exchange Inc.	1.850%	9/15/32	285	225
	Intercontinental Exchange Inc.	4.600%	3/15/33	140	139
	Intercontinental Exchange Inc.	2.650%	9/15/40	100	74
	Intercontinental Exchange Inc.	4.250%	9/21/48	190	170
	Intercontinental Exchange Inc.	3.000%	6/15/50	105	77
26

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Intercontinental Exchange Inc.	4.950%	6/15/52	165	162
	Intercontinental Exchange Inc.	3.000%	9/15/60	175	119
	Intercontinental Exchange Inc.	5.200%	6/15/62	50	49
	JPMorgan Chase & Co.	3.875%	2/1/24	215	216
	JPMorgan Chase & Co.	3.625%	5/13/24	50	50
	JPMorgan Chase & Co.	3.875%	9/10/24	285	284
[1]	JPMorgan Chase & Co.	0.653%	9/16/24	100	96
[1]	JPMorgan Chase & Co.	4.023%	12/5/24	385	383
	JPMorgan Chase & Co.	3.125%	1/23/25	310	305
	JPMorgan Chase & Co.	0.563%	2/16/25	200	189
[1]	JPMorgan Chase & Co.	3.220%	3/1/25	355	348
	JPMorgan Chase & Co.	0.824%	6/1/25	200	187
	JPMorgan Chase & Co.	3.845%	6/14/25	50	49
	JPMorgan Chase & Co.	0.969%	6/23/25	305	286
	JPMorgan Chase & Co.	3.900%	7/15/25	375	373
	JPMorgan Chase & Co.	0.768%	8/9/25	290	270
[1]	JPMorgan Chase & Co.	2.301%	10/15/25	75	72
	JPMorgan Chase & Co.	1.561%	12/10/25	200	187
[1]	JPMorgan Chase & Co.	2.005%	3/13/26	180	168
	JPMorgan Chase & Co.	3.300%	4/1/26	400	387
[1]	JPMorgan Chase & Co.	2.083%	4/22/26	370	346
	JPMorgan Chase & Co.	4.080%	4/26/26	240	237
	JPMorgan Chase & Co.	3.200%	6/15/26	160	154
	JPMorgan Chase & Co.	2.950%	10/1/26	300	285
	JPMorgan Chase & Co.	1.045%	11/19/26	430	382
	JPMorgan Chase & Co.	4.125%	12/15/26	200	198
[1]	JPMorgan Chase & Co.	3.960%	1/29/27	225	219
	JPMorgan Chase & Co.	1.040%	2/4/27	180	158
	JPMorgan Chase & Co.	1.578%	4/22/27	350	313
	JPMorgan Chase & Co.	1.470%	9/22/27	225	197
	JPMorgan Chase & Co.	4.250%	10/1/27	170	168
	JPMorgan Chase & Co.	3.625%	12/1/27	60	57
[1]	JPMorgan Chase & Co.	3.782%	2/1/28	240	230
	JPMorgan Chase & Co.	4.323%	4/26/28	300	293
[1]	JPMorgan Chase & Co.	3.540%	5/1/28	230	217
[1]	JPMorgan Chase & Co.	2.182%	6/1/28	200	177
	JPMorgan Chase & Co.	4.851%	7/25/28	350	350
[1]	JPMorgan Chase & Co.	3.509%	1/23/29	275	255
[1]	JPMorgan Chase & Co.	4.005%	4/23/29	205	194
	JPMorgan Chase & Co.	2.069%	6/1/29	190	163
[1]	JPMorgan Chase & Co.	4.203%	7/23/29	240	229
[1]	JPMorgan Chase & Co.	4.452%	12/5/29	305	295
[1]	JPMorgan Chase & Co.	3.702%	5/6/30	290	267
	JPMorgan Chase & Co.	4.565%	6/14/30	140	136
[1]	JPMorgan Chase & Co.	2.739%	10/15/30	150	130
[1]	JPMorgan Chase & Co.	4.493%	3/24/31	395	383
[1]	JPMorgan Chase & Co.	2.522%	4/22/31	320	271
[1]	JPMorgan Chase & Co.	2.956%	5/13/31	250	215
	JPMorgan Chase & Co.	1.764%	11/19/31	185	145
	JPMorgan Chase & Co.	1.953%	2/4/32	340	270
	JPMorgan Chase & Co.	2.580%	4/22/32	290	242
	JPMorgan Chase & Co.	2.545%	11/8/32	285	235
	JPMorgan Chase & Co.	2.963%	1/25/33	330	280
	JPMorgan Chase & Co.	4.586%	4/26/33	200	193
	JPMorgan Chase & Co.	4.912%	7/25/33	50	50
27

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	JPMorgan Chase & Co.	6.400%	5/15/38	287	327
[1]	JPMorgan Chase & Co.	3.882%	7/24/38	270	237
	JPMorgan Chase & Co.	5.500%	10/15/40	215	225
[1]	JPMorgan Chase & Co.	3.109%	4/22/41	180	139
	JPMorgan Chase & Co.	5.600%	7/15/41	260	275
	JPMorgan Chase & Co.	2.525%	11/19/41	210	147
	JPMorgan Chase & Co.	5.400%	1/6/42	215	221
	JPMorgan Chase & Co.	3.157%	4/22/42	135	105
	JPMorgan Chase & Co.	5.625%	8/16/43	160	167
	JPMorgan Chase & Co.	4.850%	2/1/44	170	169
	JPMorgan Chase & Co.	4.950%	6/1/45	170	163
[1]	JPMorgan Chase & Co.	4.260%	2/22/48	185	163
[1]	JPMorgan Chase & Co.	4.032%	7/24/48	230	197
[1]	JPMorgan Chase & Co.	3.964%	11/15/48	300	251
[1]	JPMorgan Chase & Co.	3.897%	1/23/49	280	234
[1]	JPMorgan Chase & Co.	3.109%	4/22/51	122	88
	JPMorgan Chase & Co.	3.328%	4/22/52	390	294
[1]	KeyBank NA	3.300%	6/1/25	120	117
[1]	KeyCorp	4.100%	4/30/28	95	92
[1]	KeyCorp	4.789%	6/1/33	70	68
	Lloyds Banking Group plc	4.050%	8/16/23	200	200
	Lloyds Banking Group plc	3.900%	3/12/24	95	95
	Lloyds Banking Group plc	4.500%	11/4/24	25	25
	Lloyds Banking Group plc	4.450%	5/8/25	180	179
[1]	Lloyds Banking Group plc	3.870%	7/9/25	75	74
	Lloyds Banking Group plc	4.582%	12/10/25	100	98
[1]	Lloyds Banking Group plc	2.438%	2/5/26	220	207
	Lloyds Banking Group plc	3.511%	3/18/26	50	48
	Lloyds Banking Group plc	4.650%	3/24/26	185	181
	Lloyds Banking Group plc	3.750%	1/11/27	125	119
	Lloyds Banking Group plc	1.627%	5/11/27	250	221
	Lloyds Banking Group plc	4.375%	3/22/28	190	183
	Lloyds Banking Group plc	4.550%	8/16/28	245	237
[1]	Lloyds Banking Group plc	3.574%	11/7/28	80	74
	Lloyds Banking Group plc	5.300%	12/1/45	60	55
	Lloyds Banking Group plc	4.344%	1/9/48	150	121
[1]	Manufacturers & Traders Trust Co.	2.900%	2/6/25	90	87
	Marsh & McLennan Cos. Inc.	3.875%	3/15/24	125	125
	Marsh & McLennan Cos. Inc.	4.375%	3/15/29	145	144
	Marsh & McLennan Cos. Inc.	2.250%	11/15/30	145	123
	Marsh & McLennan Cos. Inc.	4.900%	3/15/49	85	85
	Mastercard Inc.	3.375%	4/1/24	120	120
	Mastercard Inc.	2.950%	11/21/26	60	58
	Mastercard Inc.	3.300%	3/26/27	115	113
	Mastercard Inc.	2.950%	6/1/29	61	57
	Mastercard Inc.	3.350%	3/26/30	155	147
	Mastercard Inc.	2.000%	11/18/31	100	84
	Mastercard Inc.	3.650%	6/1/49	250	219
	Mastercard Inc.	3.850%	3/26/50	115	104
[1]	MetLife Inc.	4.368%	9/15/23	100	101
	MetLife Inc.	3.600%	4/10/24	80	80
	MetLife Inc.	4.550%	3/23/30	155	157
	MetLife Inc.	6.375%	6/15/34	35	40
	MetLife Inc.	5.700%	6/15/35	90	98
[1]	MetLife Inc.	6.400%	12/15/36	95	98
28

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	MetLife Inc.	5.875%	2/6/41	90	98
	MetLife Inc.	4.125%	8/13/42	65	58
	MetLife Inc.	4.875%	11/13/43	105	103
	MetLife Inc.	4.050%	3/1/45	105	92
	MetLife Inc.	4.600%	5/13/46	95	92
	MetLife Inc.	5.000%	7/15/52	115	116
	Mitsubishi UFJ Financial Group Inc.	3.407%	3/7/24	75	74
	Mitsubishi UFJ Financial Group Inc.	2.801%	7/18/24	123	120
[1]	Mitsubishi UFJ Financial Group Inc.	0.848%	9/15/24	120	116
	Mitsubishi UFJ Financial Group Inc.	2.193%	2/25/25	290	275
	Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	218	215
	Mitsubishi UFJ Financial Group Inc.	1.412%	7/17/25	175	161
	Mitsubishi UFJ Financial Group Inc.	0.953%	7/19/25	265	247
	Mitsubishi UFJ Financial Group Inc.	0.962%	10/11/25	140	129
	Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	185	181
	Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	25	23
	Mitsubishi UFJ Financial Group Inc.	1.538%	7/20/27	410	362
	Mitsubishi UFJ Financial Group Inc.	3.287%	7/25/27	75	71
	Mitsubishi UFJ Financial Group Inc.	1.640%	10/13/27	115	101
	Mitsubishi UFJ Financial Group Inc.	2.341%	1/19/28	250	225
	Mitsubishi UFJ Financial Group Inc.	3.961%	3/2/28	95	91
	Mitsubishi UFJ Financial Group Inc.	5.017%	7/20/28	200	201
	Mitsubishi UFJ Financial Group Inc.	4.050%	9/11/28	145	139
	Mitsubishi UFJ Financial Group Inc.	3.741%	3/7/29	235	221
	Mitsubishi UFJ Financial Group Inc.	3.195%	7/18/29	100	91
	Mitsubishi UFJ Financial Group Inc.	2.559%	2/25/30	35	30
	Mitsubishi UFJ Financial Group Inc.	2.048%	7/17/30	200	163
	Mitsubishi UFJ Financial Group Inc.	2.309%	7/20/32	300	242
	Mitsubishi UFJ Financial Group Inc.	2.494%	10/13/32	180	147
	Mitsubishi UFJ Financial Group Inc.	2.852%	1/19/33	150	126
	Mitsubishi UFJ Financial Group Inc.	3.751%	7/18/39	115	99
[1]	Mizuho Financial Group Inc.	2.226%	5/25/26	155	144
	Mizuho Financial Group Inc.	1.234%	5/22/27	170	148
	Mizuho Financial Group Inc.	1.554%	7/9/27	85	75
	Mizuho Financial Group Inc.	3.170%	9/11/27	50	46
	Mizuho Financial Group Inc.	4.018%	3/5/28	75	71
[1]	Mizuho Financial Group Inc.	4.254%	9/11/29	150	142
[1]	Mizuho Financial Group Inc.	3.153%	7/16/30	100	88
[1]	Mizuho Financial Group Inc.	2.201%	7/10/31	115	92
[1]	Mizuho Financial Group Inc.	1.979%	9/8/31	75	59
	Mizuho Financial Group Inc.	2.564%	9/13/31	115	91
[1]	Morgan Stanley	3.875%	4/29/24	260	260
[1]	Morgan Stanley	3.700%	10/23/24	305	303
[1]	Morgan Stanley	0.791%	1/22/25	80	76
	Morgan Stanley	3.620%	4/17/25	250	247
	Morgan Stanley	0.790%	5/30/25	325	304
[1]	Morgan Stanley	2.720%	7/22/25	275	266
[1]	Morgan Stanley	4.000%	7/23/25	285	283
[1]	Morgan Stanley	0.864%	10/21/25	100	92
[1]	Morgan Stanley	1.164%	10/21/25	235	218
	Morgan Stanley	5.000%	11/24/25	210	213
[1]	Morgan Stanley	3.875%	1/27/26	310	306
	Morgan Stanley	2.630%	2/18/26	195	186
[1]	Morgan Stanley	2.188%	4/28/26	375	352
	Morgan Stanley	4.679%	7/17/26	50	50
29

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Morgan Stanley	3.125%	7/27/26	470	448
[1]	Morgan Stanley	4.350%	9/8/26	285	282
	Morgan Stanley	0.985%	12/10/26	365	323
	Morgan Stanley	3.625%	1/20/27	321	312
	Morgan Stanley	3.950%	4/23/27	260	252
	Morgan Stanley	1.593%	5/4/27	220	196
	Morgan Stanley	2.475%	1/21/28	100	91
	Morgan Stanley	4.210%	4/20/28	285	277
[1]	Morgan Stanley	3.591%	7/22/28	375	354
[1]	Morgan Stanley	3.772%	1/24/29	525	494
[1]	Morgan Stanley	4.431%	1/23/30	380	370
[1]	Morgan Stanley	2.699%	1/22/31	265	229
[1]	Morgan Stanley	3.622%	4/1/31	255	234
[1]	Morgan Stanley	1.794%	2/13/32	95	75
	Morgan Stanley	7.250%	4/1/32	185	219
[1]	Morgan Stanley	1.928%	4/28/32	150	118
[1]	Morgan Stanley	2.239%	7/21/32	245	198
[1]	Morgan Stanley	2.511%	10/20/32	265	217
	Morgan Stanley	2.943%	1/21/33	245	209
	Morgan Stanley	4.889%	7/20/33	50	50
	Morgan Stanley	2.484%	9/16/36	365	282
	Morgan Stanley	5.297%	4/20/37	205	197
[1]	Morgan Stanley	3.971%	7/22/38	280	250
[1]	Morgan Stanley	4.457%	4/22/39	120	112
	Morgan Stanley	3.217%	4/22/42	130	101
	Morgan Stanley	6.375%	7/24/42	270	309
	Morgan Stanley	4.300%	1/27/45	315	282
	Morgan Stanley	4.375%	1/22/47	185	168
[1]	Morgan Stanley	5.597%	3/24/51	165	178
[1]	Morgan Stanley	2.802%	1/25/52	280	190
	National Australia Bank Ltd.	3.500%	6/9/25	75	74
	National Australia Bank Ltd.	3.375%	1/14/26	75	73
[1]	National Australia Bank Ltd.	2.500%	7/12/26	163	153
[1]	National Bank of Canada	0.550%	11/15/24	110	105
	National Bank of Canada	3.750%	6/9/25	50	49
[1]	NatWest Group plc	4.269%	3/22/25	225	222
	NatWest Group plc	4.800%	4/5/26	170	169
	NatWest Group plc	1.642%	6/14/27	220	192
[1]	NatWest Group plc	3.073%	5/22/28	180	163
[1]	NatWest Group plc	4.892%	5/18/29	160	154
[1]	NatWest Group plc	3.754%	11/1/29	220	209
[1]	NatWest Group plc	5.076%	1/27/30	265	257
[1]	NatWest Group plc	4.445%	5/8/30	145	135
[1]	NatWest Group plc	3.032%	11/28/35	100	78
	Nomura Holdings Inc.	2.648%	1/16/25	35	33
	Nomura Holdings Inc.	5.099%	7/3/25	75	76
	Nomura Holdings Inc.	1.851%	7/16/25	195	179
	Nomura Holdings Inc.	1.653%	7/14/26	185	163
	Nomura Holdings Inc.	2.329%	1/22/27	200	178
	Nomura Holdings Inc.	2.172%	7/14/28	105	88
	Nomura Holdings Inc.	3.103%	1/16/30	115	98
	Nomura Holdings Inc.	2.679%	7/16/30	85	69
	Nomura Holdings Inc.	2.608%	7/14/31	110	88
	Nomura Holdings Inc.	2.999%	1/22/32	35	29
	Northern Trust Corp.	3.950%	10/30/25	80	80
30

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Northern Trust Corp.	4.000%	5/10/27	110	110
	PayPal Holdings Inc.	2.400%	10/1/24	155	151
	PayPal Holdings Inc.	1.650%	6/1/25	85	80
	PayPal Holdings Inc.	2.650%	10/1/26	135	128
	PayPal Holdings Inc.	2.850%	10/1/29	115	104
	PayPal Holdings Inc.	2.300%	6/1/30	95	82
	PayPal Holdings Inc.	4.400%	6/1/32	90	89
	PayPal Holdings Inc.	3.250%	6/1/50	120	91
	PayPal Holdings Inc.	5.050%	6/1/52	95	93
[1]	PNC Bank NA	2.950%	2/23/25	90	88
[1]	PNC Bank NA	3.100%	10/25/27	50	48
[1]	PNC Bank NA	4.050%	7/26/28	145	140
[1]	PNC Bank NA	2.700%	10/22/29	50	44
	PNC Financial Services Group Inc.	3.500%	1/23/24	105	105
	PNC Financial Services Group Inc.	3.900%	4/29/24	115	115
	PNC Financial Services Group Inc.	2.600%	7/23/26	135	128
	PNC Financial Services Group Inc.	3.150%	5/19/27	70	67
	PNC Financial Services Group Inc.	3.450%	4/23/29	355	336
	PNC Financial Services Group Inc.	2.550%	1/22/30	70	61
	PNC Financial Services Group Inc.	2.307%	4/23/32	25	21
	PNC Financial Services Group Inc.	4.626%	6/6/33	120	114
	Progressive Corp.	4.125%	4/15/47	215	196
[1]	Prudential Financial Inc.	5.700%	12/14/36	210	226
[1]	Prudential Financial Inc.	5.375%	5/15/45	70	69
[1]	Prudential Financial Inc.	4.500%	9/15/47	50	48
	Prudential Financial Inc.	3.905%	12/7/47	130	113
[1]	Prudential Financial Inc.	5.700%	9/15/48	120	118
	Prudential Financial Inc.	3.935%	12/7/49	110	95
[1]	Prudential Financial Inc.	4.350%	2/25/50	95	87
[1]	Prudential Financial Inc.	3.700%	10/1/50	40	35
[1]	Prudential Financial Inc.	3.700%	3/13/51	135	112
	Prudential Financial Inc.	5.125%	3/1/52	50	47
	Prudential plc	3.125%	4/14/30	115	102
	Raymond James Financial Inc.	4.950%	7/15/46	85	83
	Raymond James Financial Inc.	3.750%	4/1/51	110	89
	Regions Financial Corp.	2.250%	5/18/25	105	100
[1]	Royal Bank of Canada	3.700%	10/5/23	175	175
[1]	Royal Bank of Canada	0.500%	10/26/23	120	116
[1]	Royal Bank of Canada	0.425%	1/19/24	120	115
[1]	Royal Bank of Canada	2.550%	7/16/24	150	146
	Royal Bank of Canada	0.650%	7/29/24	155	146
[1]	Royal Bank of Canada	0.750%	10/7/24	110	103
[1]	Royal Bank of Canada	2.250%	11/1/24	245	236
[1]	Royal Bank of Canada	1.600%	1/21/25	60	57
	Royal Bank of Canada	3.375%	4/14/25	85	83
[1]	Royal Bank of Canada	1.150%	6/10/25	200	184
[1]	Royal Bank of Canada	0.875%	1/20/26	150	134
[1]	Royal Bank of Canada	4.650%	1/27/26	95	96
	Royal Bank of Canada	1.200%	4/27/26	145	130
[1]	Royal Bank of Canada	1.150%	7/14/26	135	120
[1]	Royal Bank of Canada	1.400%	11/2/26	120	107
	Royal Bank of Canada	3.625%	5/4/27	135	130
[1]	Royal Bank of Canada	4.240%	8/3/27	200	197
[1]	Royal Bank of Canada	2.300%	11/3/31	130	108
	Royal Bank of Canada	3.875%	5/4/32	95	90
31

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Santander Holdings USA Inc.	3.500%	6/7/24	115	113
	Santander Holdings USA Inc.	3.450%	6/2/25	140	134
	Santander Holdings USA Inc.	4.500%	7/17/25	70	69
	Santander Holdings USA Inc.	3.244%	10/5/26	65	60
	Santander Holdings USA Inc.	4.400%	7/13/27	150	144
	Santander Holdings USA Inc.	2.490%	1/6/28	80	70
[1]	Santander UK Group Holdings plc	4.796%	11/15/24	50	50
	Santander UK Group Holdings plc	1.089%	3/15/25	70	66
[1]	Santander UK Group Holdings plc	1.532%	8/21/26	115	103
	Santander UK Group Holdings plc	1.673%	6/14/27	125	108
	Santander UK Group Holdings plc	2.469%	1/11/28	100	88
[1]	Santander UK Group Holdings plc	3.823%	11/3/28	120	110
	Santander UK plc	4.000%	3/13/24	160	160
	State Street Corp.	3.700%	11/20/23	115	115
	State Street Corp.	3.300%	12/16/24	75	74
	State Street Corp.	3.550%	8/18/25	190	188
[1]	State Street Corp.	2.354%	11/1/25	85	82
	State Street Corp.	2.650%	5/19/26	35	34
	State Street Corp.	2.400%	1/24/30	100	88
	State Street Corp.	2.200%	3/3/31	40	33
	State Street Corp.	4.164%	8/4/33	30	29
	Sumitomo Mitsui Financial Group Inc.	3.936%	10/16/23	245	245
	Sumitomo Mitsui Financial Group Inc.	2.696%	7/16/24	195	189
	Sumitomo Mitsui Financial Group Inc.	2.448%	9/27/24	100	96
	Sumitomo Mitsui Financial Group Inc.	2.348%	1/15/25	80	76
	Sumitomo Mitsui Financial Group Inc.	1.474%	7/8/25	180	166
	Sumitomo Mitsui Financial Group Inc.	0.948%	1/12/26	50	44
	Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	120	117
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	125	116
	Sumitomo Mitsui Financial Group Inc.	1.402%	9/17/26	365	322
	Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	200	188
	Sumitomo Mitsui Financial Group Inc.	3.446%	1/11/27	60	57
	Sumitomo Mitsui Financial Group Inc.	3.364%	7/12/27	125	118
	Sumitomo Mitsui Financial Group Inc.	3.352%	10/18/27	125	117
	Sumitomo Mitsui Financial Group Inc.	3.544%	1/17/28	110	104
	Sumitomo Mitsui Financial Group Inc.	3.944%	7/19/28	25	24
	Sumitomo Mitsui Financial Group Inc.	1.902%	9/17/28	120	101
	Sumitomo Mitsui Financial Group Inc.	3.040%	7/16/29	295	262
	Sumitomo Mitsui Financial Group Inc.	2.750%	1/15/30	50	43
	Sumitomo Mitsui Financial Group Inc.	2.130%	7/8/30	190	156
	Sumitomo Mitsui Financial Group Inc.	2.142%	9/23/30	95	76
	Sumitomo Mitsui Financial Group Inc.	2.222%	9/17/31	101	82
	Sumitomo Mitsui Financial Group Inc.	2.930%	9/17/41	55	40
[1]	Svenska Handelsbanken AB	3.900%	11/20/23	290	290
	Synchrony Financial	4.250%	8/15/24	120	119
	Synchrony Financial	4.500%	7/23/25	82	80
	Synchrony Financial	3.950%	12/1/27	80	73
	Synchrony Financial	2.875%	10/28/31	70	54
[1]	Toronto-Dominion Bank	0.450%	9/11/23	150	145
	Toronto-Dominion Bank	0.550%	3/4/24	305	290
[1]	Toronto-Dominion Bank	2.350%	3/8/24	140	137
[1]	Toronto-Dominion Bank	3.250%	3/11/24	110	109
[1]	Toronto-Dominion Bank	2.650%	6/12/24	75	73
[1]	Toronto-Dominion Bank	0.700%	9/10/24	10	9
[1]	Toronto-Dominion Bank	1.450%	1/10/25	230	217
32

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Toronto-Dominion Bank	3.766%	6/6/25	115	114
[1]	Toronto-Dominion Bank	1.150%	6/12/25	40	37
[1]	Toronto-Dominion Bank	0.750%	9/11/25	135	122
[1]	Toronto-Dominion Bank	0.750%	1/6/26	130	116
[1]	Toronto-Dominion Bank	1.200%	6/3/26	180	161
[1]	Toronto-Dominion Bank	1.250%	9/10/26	80	71
[1]	Toronto-Dominion Bank	1.950%	1/12/27	140	127
[1]	Toronto-Dominion Bank	2.800%	3/10/27	115	108
	Toronto-Dominion Bank	4.108%	6/8/27	150	148
[1]	Toronto-Dominion Bank	2.000%	9/10/31	110	89
[1]	Toronto-Dominion Bank	3.625%	9/15/31	55	52
[1]	Toronto-Dominion Bank	3.200%	3/10/32	255	227
	Toronto-Dominion Bank	4.456%	6/8/32	190	186
[1]	Travelers Cos. Inc.	6.250%	6/15/37	110	129
	Travelers Cos. Inc.	3.050%	6/8/51	55	42
[1]	Truist Bank	3.200%	4/1/24	150	148
[1]	Truist Bank	2.150%	12/6/24	100	96
[1]	Truist Bank	1.500%	3/10/25	70	66
[1]	Truist Bank	3.625%	9/16/25	155	152
[1]	Truist Bank	3.300%	5/15/26	130	125
[1]	Truist Bank	3.800%	10/30/26	115	112
[1]	Truist Bank	2.636%	9/17/29	100	95
[1]	Truist Bank	2.250%	3/11/30	155	129
[1]	Truist Financial Corp.	3.750%	12/6/23	136	136
[1]	Truist Financial Corp.	2.500%	8/1/24	105	102
[1]	Truist Financial Corp.	2.850%	10/26/24	125	123
[1]	Truist Financial Corp.	3.700%	6/5/25	80	79
[1]	Truist Financial Corp.	1.200%	8/5/25	65	60
[1]	Truist Financial Corp.	1.267%	3/2/27	105	94
[1]	Truist Financial Corp.	1.125%	8/3/27	85	73
[1]	Truist Financial Corp.	4.123%	6/6/28	50	49
[1]	Truist Financial Corp.	1.887%	6/7/29	35	30
[1]	Truist Financial Corp.	1.950%	6/5/30	80	66
[1]	US Bancorp	3.700%	1/30/24	50	50
	US Bancorp	3.375%	2/5/24	120	119
	US Bancorp	2.400%	7/30/24	125	122
[1]	US Bancorp	3.600%	9/11/24	100	100
	US Bancorp	1.450%	5/12/25	75	70
[1]	US Bancorp	3.950%	11/17/25	175	175
[1]	US Bancorp	3.100%	4/27/26	170	164
[1]	US Bancorp	2.375%	7/22/26	70	66
[1]	US Bancorp	3.150%	4/27/27	120	116
[1]	US Bancorp	2.215%	1/27/28	120	110
[1]	US Bancorp	3.900%	4/26/28	90	88
	US Bancorp	4.548%	7/22/28	100	100
[1]	US Bancorp	3.000%	7/30/29	130	117
[1]	US Bancorp	1.375%	7/22/30	133	106
[1]	US Bancorp	2.677%	1/27/33	65	56
	US Bancorp	2.491%	11/3/36	70	56
[1]	US Bank NA	2.050%	1/21/25	100	96
[1]	US Bank NA	2.800%	1/27/25	105	102
	Visa Inc.	3.150%	12/14/25	240	235
	Visa Inc.	1.900%	4/15/27	225	208
	Visa Inc.	2.750%	9/15/27	150	143
	Visa Inc.	2.050%	4/15/30	140	123
33

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Visa Inc.	1.100%	2/15/31	110	88
	Visa Inc.	4.150%	12/14/35	140	139
	Visa Inc.	2.700%	4/15/40	10	8
	Visa Inc.	4.300%	12/14/45	310	299
	Visa Inc.	3.650%	9/15/47	165	146
	Visa Inc.	2.000%	8/15/50	130	85
[1]	Wells Fargo & Co.	3.300%	9/9/24	540	534
[1]	Wells Fargo & Co.	3.550%	9/29/25	870	854
[1]	Wells Fargo & Co.	2.406%	10/30/25	665	635
[1]	Wells Fargo & Co.	2.164%	2/11/26	765	719
[1]	Wells Fargo & Co.	4.100%	6/3/26	50	49
[1]	Wells Fargo & Co.	4.540%	8/15/26	140	139
[1]	Wells Fargo & Co.	3.196%	6/17/27	150	141
[1]	Wells Fargo & Co.	3.526%	3/24/28	620	585
[1]	Wells Fargo & Co.	3.584%	5/22/28	555	523
[1]	Wells Fargo & Co.	2.393%	6/2/28	600	537
[1]	Wells Fargo & Co.	4.808%	7/25/28	405	403
[1]	Wells Fargo & Co.	2.879%	10/30/30	425	373
[1]	Wells Fargo & Co.	2.572%	2/11/31	385	328
[1]	Wells Fargo & Co.	4.478%	4/4/31	300	289
[1]	Wells Fargo & Co.	3.350%	3/2/33	370	323
[1]	Wells Fargo & Co.	4.897%	7/25/33	470	463
[1]	Wells Fargo & Co.	3.068%	4/30/41	445	342
	Wells Fargo & Co.	5.375%	11/2/43	185	184
	Wells Fargo & Co.	5.606%	1/15/44	220	222
[1]	Wells Fargo & Co.	4.650%	11/4/44	180	163
	Wells Fargo & Co.	3.900%	5/1/45	185	155
[1]	Wells Fargo & Co.	4.900%	11/17/45	250	232
[1]	Wells Fargo & Co.	4.400%	6/14/46	210	183
[1]	Wells Fargo & Co.	4.750%	12/7/46	105	96
[1]	Wells Fargo & Co.	5.013%	4/4/51	510	504
[1]	Wells Fargo & Co.	4.611%	4/25/53	350	323
[1]	Wells Fargo Bank NA	6.600%	1/15/38	250	288
	Westpac Banking Corp.	3.300%	2/26/24	150	149
	Westpac Banking Corp.	1.019%	11/18/24	80	75
	Westpac Banking Corp.	2.350%	2/19/25	90	87
	Westpac Banking Corp.	2.850%	5/13/26	200	191
	Westpac Banking Corp.	1.150%	6/3/26	100	90
	Westpac Banking Corp.	2.700%	8/19/26	80	76
	Westpac Banking Corp.	3.350%	3/8/27	95	92
	Westpac Banking Corp.	3.400%	1/25/28	150	143
	Westpac Banking Corp.	1.953%	11/20/28	240	209
	Westpac Banking Corp.	2.650%	1/16/30	15	13
[1]	Westpac Banking Corp.	2.894%	2/4/30	100	94
	Westpac Banking Corp.	2.150%	6/3/31	80	67
[1]	Westpac Banking Corp.	4.322%	11/23/31	180	171
	Westpac Banking Corp.	5.405%	8/10/33	95	92
	Westpac Banking Corp.	4.110%	7/24/34	125	113
	Westpac Banking Corp.	2.668%	11/15/35	120	95
	Westpac Banking Corp.	3.020%	11/18/36	90	72
	Westpac Banking Corp.	4.421%	7/24/39	110	97
	Westpac Banking Corp.	2.963%	11/16/40	90	64
	Westpac Banking Corp.	3.133%	11/18/41	65	47
	Willis North America Inc.	4.650%	6/15/27	105	103
					147,042
34

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Health Care (13.9%)
	Abbott Laboratories	3.400%	11/30/23	90	90
	Abbott Laboratories	2.950%	3/15/25	110	108
	Abbott Laboratories	3.750%	11/30/26	90	90
[3]	Abbott Laboratories	4.750%	11/30/36	185	195
	Abbott Laboratories	4.900%	11/30/46	285	300
	AbbVie Inc.	3.750%	11/14/23	230	230
	AbbVie Inc.	3.850%	6/15/24	195	194
	AbbVie Inc.	2.600%	11/21/24	445	430
	AbbVie Inc.	3.800%	3/15/25	265	261
	AbbVie Inc.	3.600%	5/14/25	402	395
	AbbVie Inc.	3.200%	5/14/26	235	225
	AbbVie Inc.	2.950%	11/21/26	200	189
	AbbVie Inc.	4.250%	11/14/28	170	167
	AbbVie Inc.	3.200%	11/21/29	450	411
	AbbVie Inc.	4.550%	3/15/35	245	235
	AbbVie Inc.	4.500%	5/14/35	290	276
	AbbVie Inc.	4.300%	5/14/36	170	159
	AbbVie Inc.	4.050%	11/21/39	195	172
	AbbVie Inc.	4.400%	11/6/42	230	208
	AbbVie Inc.	4.850%	6/15/44	105	100
	AbbVie Inc.	4.750%	3/15/45	185	173
	AbbVie Inc.	4.700%	5/14/45	315	295
	AbbVie Inc.	4.450%	5/14/46	320	290
	AbbVie Inc.	4.875%	11/14/48	130	125
	AbbVie Inc.	4.250%	11/21/49	575	506
	Aetna Inc.	3.500%	11/15/24	80	79
	Aetna Inc.	6.625%	6/15/36	85	95
	Aetna Inc.	3.875%	8/15/47	80	65
	Agilent Technologies Inc.	2.300%	3/12/31	110	91
	AmerisourceBergen Corp.	3.450%	12/15/27	125	119
	AmerisourceBergen Corp.	2.700%	3/15/31	320	272
	Amgen Inc.	3.625%	5/22/24	150	149
	Amgen Inc.	3.125%	5/1/25	70	69
	Amgen Inc.	2.600%	8/19/26	140	133
	Amgen Inc.	2.200%	2/21/27	290	267
	Amgen Inc.	3.200%	11/2/27	135	129
	Amgen Inc.	1.650%	8/15/28	75	65
	Amgen Inc.	3.000%	2/22/29	105	97
	Amgen Inc.	4.050%	8/18/29	70	68
	Amgen Inc.	2.450%	2/21/30	130	114
	Amgen Inc.	2.300%	2/25/31	125	106
	Amgen Inc.	2.000%	1/15/32	115	93
	Amgen Inc.	3.350%	2/22/32	40	36
	Amgen Inc.	4.200%	3/1/33	50	48
	Amgen Inc.	3.150%	2/21/40	200	158
	Amgen Inc.	2.800%	8/15/41	120	90
	Amgen Inc.	4.400%	5/1/45	310	279
	Amgen Inc.	4.563%	6/15/48	175	162
	Amgen Inc.	3.375%	2/21/50	150	114
	Amgen Inc.	4.663%	6/15/51	350	328
	Amgen Inc.	3.000%	1/15/52	170	120
	Amgen Inc.	4.200%	2/22/52	100	87
	Amgen Inc.	2.770%	9/1/53	230	153
	Amgen Inc.	4.400%	2/22/62	140	121
35

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	AstraZeneca Finance LLC	0.700%	5/28/24	180	171
	AstraZeneca Finance LLC	1.200%	5/28/26	65	59
	AstraZeneca Finance LLC	1.750%	5/28/28	145	128
	AstraZeneca Finance LLC	2.250%	5/28/31	45	39
	AstraZeneca plc	3.375%	11/16/25	150	147
	AstraZeneca plc	0.700%	4/8/26	100	89
	AstraZeneca plc	3.125%	6/12/27	125	121
	AstraZeneca plc	4.000%	1/17/29	110	110
	AstraZeneca plc	1.375%	8/6/30	100	82
	AstraZeneca plc	6.450%	9/15/37	310	365
	AstraZeneca plc	4.000%	9/18/42	170	156
	AstraZeneca plc	4.375%	11/16/45	100	96
	AstraZeneca plc	4.375%	8/17/48	77	75
	AstraZeneca plc	3.000%	5/28/51	70	54
	Baxalta Inc.	4.000%	6/23/25	155	154
	Baxter International Inc.	0.868%	12/1/23	180	173
	Baxter International Inc.	1.322%	11/29/24	100	94
	Baxter International Inc.	2.600%	8/15/26	96	90
	Baxter International Inc.	1.915%	2/1/27	165	148
	Baxter International Inc.	2.272%	12/1/28	95	82
	Baxter International Inc.	2.539%	2/1/32	250	207
	Baxter International Inc.	3.132%	12/1/51	140	98
	Becton Dickinson & Co.	3.363%	6/6/24	57	56
	Becton Dickinson & Co.	3.734%	12/15/24	100	99
	Becton Dickinson & Co.	3.700%	6/6/27	169	164
	Becton Dickinson & Co.	2.823%	5/20/30	120	106
	Becton Dickinson & Co.	1.957%	2/11/31	145	118
	Becton Dickinson & Co.	4.685%	12/15/44	55	52
	Becton Dickinson & Co.	4.669%	6/6/47	140	133
	Biogen Inc.	4.050%	9/15/25	55	55
	Biogen Inc.	2.250%	5/1/30	200	164
	Biogen Inc.	3.150%	5/1/50	140	95
	Bio-Rad Laboratories Inc.	3.700%	3/15/32	105	94
	Boston Scientific Corp.	2.650%	6/1/30	145	127
	Bristol-Myers Squibb Co.	0.537%	11/13/23	130	126
	Bristol-Myers Squibb Co.	2.900%	7/26/24	215	212
	Bristol-Myers Squibb Co.	0.750%	11/13/25	105	96
	Bristol-Myers Squibb Co.	3.200%	6/15/26	197	193
	Bristol-Myers Squibb Co.	1.125%	11/13/27	65	57
	Bristol-Myers Squibb Co.	3.900%	2/20/28	175	174
	Bristol-Myers Squibb Co.	3.400%	7/26/29	257	245
	Bristol-Myers Squibb Co.	1.450%	11/13/30	115	94
	Bristol-Myers Squibb Co.	2.950%	3/15/32	205	186
	Bristol-Myers Squibb Co.	4.125%	6/15/39	190	178
	Bristol-Myers Squibb Co.	2.350%	11/13/40	70	51
	Bristol-Myers Squibb Co.	3.550%	3/15/42	125	108
	Bristol-Myers Squibb Co.	4.350%	11/15/47	115	108
	Bristol-Myers Squibb Co.	4.550%	2/20/48	132	128
	Bristol-Myers Squibb Co.	4.250%	10/26/49	375	347
	Bristol-Myers Squibb Co.	2.550%	11/13/50	105	72
	Bristol-Myers Squibb Co.	3.700%	3/15/52	225	191
	Bristol-Myers Squibb Co.	3.900%	3/15/62	100	84
	Cardinal Health Inc.	3.079%	6/15/24	50	49
	Cardinal Health Inc.	3.410%	6/15/27	10	10
[1]	Cigna Corp.	3.250%	4/15/25	145	141
36

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Cigna Corp.	4.125%	11/15/25	110	109
[1]	Cigna Corp.	4.500%	2/25/26	162	163
	Cigna Corp.	1.250%	3/15/26	145	131
[1]	Cigna Corp.	3.400%	3/1/27	75	72
	Cigna Corp.	4.375%	10/15/28	295	291
	Cigna Corp.	2.400%	3/15/30	211	181
	Cigna Corp.	2.375%	3/15/31	230	194
	Cigna Corp.	4.800%	8/15/38	210	203
	Cigna Corp.	3.200%	3/15/40	65	51
[1]	Cigna Corp.	4.800%	7/15/46	150	140
[1]	Cigna Corp.	3.875%	10/15/47	140	113
	Cigna Corp.	4.900%	12/15/48	220	209
	Cigna Corp.	3.400%	3/15/50	145	109
	Cigna Corp.	3.400%	3/15/51	140	106
	CVS Health Corp.	2.625%	8/15/24	20	20
	CVS Health Corp.	4.100%	3/25/25	100	100
	CVS Health Corp.	3.875%	7/20/25	300	298
	CVS Health Corp.	2.875%	6/1/26	200	191
	CVS Health Corp.	3.000%	8/15/26	175	168
	CVS Health Corp.	3.625%	4/1/27	200	195
	CVS Health Corp.	1.300%	8/21/27	145	126
	CVS Health Corp.	4.300%	3/25/28	245	242
	CVS Health Corp.	3.250%	8/15/29	300	275
	CVS Health Corp.	3.750%	4/1/30	250	235
	CVS Health Corp.	1.750%	8/21/30	180	145
	CVS Health Corp.	1.875%	2/28/31	35	28
	CVS Health Corp.	2.125%	9/15/31	50	41
	CVS Health Corp.	4.780%	3/25/38	485	464
	CVS Health Corp.	4.125%	4/1/40	135	118
	CVS Health Corp.	2.700%	8/21/40	135	97
	CVS Health Corp.	5.300%	12/5/43	50	50
	CVS Health Corp.	5.125%	7/20/45	345	330
	CVS Health Corp.	5.050%	3/25/48	780	751
	CVS Health Corp.	4.250%	4/1/50	70	60
	Danaher Corp.	2.600%	10/1/50	145	100
	Danaher Corp.	2.800%	12/10/51	20	14
	DENTSPLY SIRONA Inc.	3.250%	6/1/30	85	70
	DH Europe Finance II Sarl	2.600%	11/15/29	75	67
	DH Europe Finance II Sarl	3.250%	11/15/39	105	87
	DH Europe Finance II Sarl	3.400%	11/15/49	115	93
	Elevance Health Inc.	3.500%	8/15/24	75	74
	Elevance Health Inc.	3.350%	12/1/24	75	74
	Elevance Health Inc.	2.375%	1/15/25	150	144
	Elevance Health Inc.	1.500%	3/15/26	50	46
	Elevance Health Inc.	3.650%	12/1/27	122	118
	Elevance Health Inc.	4.101%	3/1/28	125	122
	Elevance Health Inc.	2.875%	9/15/29	80	72
	Elevance Health Inc.	2.250%	5/15/30	135	115
	Elevance Health Inc.	2.550%	3/15/31	60	51
	Elevance Health Inc.	4.625%	5/15/42	125	119
	Elevance Health Inc.	4.650%	1/15/43	135	128
	Elevance Health Inc.	4.650%	8/15/44	90	84
	Elevance Health Inc.	4.375%	12/1/47	225	208
	Elevance Health Inc.	4.550%	3/1/48	55	52
	Elevance Health Inc.	3.700%	9/15/49	75	61
37

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Elevance Health Inc.	3.125%	5/15/50	80	60
	Elevance Health Inc.	3.600%	3/15/51	50	40
	Eli Lilly & Co.	3.375%	3/15/29	67	65
	Eli Lilly & Co.	2.250%	5/15/50	126	87
	Eli Lilly & Co.	2.500%	9/15/60	130	88
	Gilead Sciences Inc.	2.500%	9/1/23	110	109
	Gilead Sciences Inc.	3.700%	4/1/24	265	264
	Gilead Sciences Inc.	3.500%	2/1/25	130	128
	Gilead Sciences Inc.	3.650%	3/1/26	45	44
	Gilead Sciences Inc.	2.950%	3/1/27	125	118
	Gilead Sciences Inc.	1.200%	10/1/27	135	116
	Gilead Sciences Inc.	1.650%	10/1/30	135	110
	Gilead Sciences Inc.	4.600%	9/1/35	130	127
	Gilead Sciences Inc.	4.000%	9/1/36	65	59
	Gilead Sciences Inc.	2.600%	10/1/40	50	36
	Gilead Sciences Inc.	5.650%	12/1/41	70	74
	Gilead Sciences Inc.	4.800%	4/1/44	250	237
	Gilead Sciences Inc.	4.500%	2/1/45	150	136
	Gilead Sciences Inc.	4.750%	3/1/46	210	201
	Gilead Sciences Inc.	4.150%	3/1/47	175	152
	Gilead Sciences Inc.	2.800%	10/1/50	130	89
	GlaxoSmithKline Capital Inc.	3.625%	5/15/25	110	109
	GlaxoSmithKline Capital Inc.	3.875%	5/15/28	165	162
	GlaxoSmithKline Capital Inc.	6.375%	5/15/38	280	329
	GlaxoSmithKline Capital plc	0.534%	10/1/23	110	107
	GlaxoSmithKline Capital plc	3.000%	6/1/24	110	109
	GlaxoSmithKline Capital plc	3.375%	6/1/29	90	86
	HCA Inc.	5.000%	3/15/24	165	166
	HCA Inc.	5.375%	2/1/25	275	277
	HCA Inc.	5.250%	4/15/25	190	192
	HCA Inc.	5.875%	2/15/26	120	122
	HCA Inc.	5.250%	6/15/26	145	145
	HCA Inc.	5.375%	9/1/26	50	50
	HCA Inc.	4.500%	2/15/27	85	83
[2]	HCA Inc.	3.125%	3/15/27	270	248
	HCA Inc.	5.625%	9/1/28	80	80
	HCA Inc.	5.875%	2/1/29	95	97
	HCA Inc.	4.125%	6/15/29	175	162
	HCA Inc.	3.500%	9/1/30	265	231
	HCA Inc.	2.375%	7/15/31	85	67
[2]	HCA Inc.	3.625%	3/15/32	195	169
	HCA Inc.	5.125%	6/15/39	105	95
	HCA Inc.	5.500%	6/15/47	160	148
	HCA Inc.	5.250%	6/15/49	200	179
	HCA Inc.	3.500%	7/15/51	155	106
[2]	HCA Inc.	4.625%	3/15/52	185	153
	Humana Inc.	1.350%	2/3/27	85	74
	Humana Inc.	3.700%	3/23/29	40	38
	Humana Inc.	2.150%	2/3/32	35	28
	Humana Inc.	4.950%	10/1/44	108	104
	Johnson & Johnson	3.375%	12/5/23	80	80
	Johnson & Johnson	2.625%	1/15/25	25	25
	Johnson & Johnson	0.550%	9/1/25	90	82
	Johnson & Johnson	2.450%	3/1/26	240	231
	Johnson & Johnson	2.950%	3/3/27	115	112
38

ESG U.S. Corporate Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Johnson & Johnson	2.900%	1/15/28	235	225
Johnson & Johnson	1.300%	9/1/30	135	113
Johnson & Johnson	4.375%	12/5/33	115	117
Johnson & Johnson	3.550%	3/1/36	50	47
Johnson & Johnson	3.625%	3/3/37	180	167
Johnson & Johnson	5.950%	8/15/37	90	105
Johnson & Johnson	3.400%	1/15/38	100	90
Johnson & Johnson	2.100%	9/1/40	120	87
Johnson & Johnson	3.700%	3/1/46	195	174
Johnson & Johnson	3.750%	3/3/47	40	36
Johnson & Johnson	3.500%	1/15/48	70	61
Johnson & Johnson	2.250%	9/1/50	100	69
Johnson & Johnson	2.450%	9/1/60	135	90
Laboratory Corp. of America Holdings	3.600%	2/1/25	105	103
Laboratory Corp. of America Holdings	4.700%	2/1/45	85	77
McKesson Corp.	3.796%	3/15/24	125	125
Medtronic Inc.	4.375%	3/15/35	195	194
Medtronic Inc.	4.625%	3/15/45	180	181
Merck & Co. Inc.	2.900%	3/7/24	70	69
Merck & Co. Inc.	2.750%	2/10/25	240	235
Merck & Co. Inc.	0.750%	2/24/26	135	122
Merck & Co. Inc.	1.700%	6/10/27	215	195
Merck & Co. Inc.	1.900%	12/10/28	75	66
Merck & Co. Inc.	3.400%	3/7/29	130	125
Merck & Co. Inc.	1.450%	6/24/30	115	95
Merck & Co. Inc.	2.150%	12/10/31	195	166
Merck & Co. Inc.	3.900%	3/7/39	90	83
Merck & Co. Inc.	2.350%	6/24/40	115	85
Merck & Co. Inc.	4.150%	5/18/43	115	107
Merck & Co. Inc.	3.700%	2/10/45	195	169
Merck & Co. Inc.	4.000%	3/7/49	115	104
Merck & Co. Inc.	2.450%	6/24/50	140	97
Merck & Co. Inc.	2.750%	12/10/51	240	174
Merck & Co. Inc.	2.900%	12/10/61	130	90
Mylan Inc.	4.550%	4/15/28	25	24
Mylan Inc.	5.200%	4/15/48	210	162
Novartis Capital Corp.	3.400%	5/6/24	245	244
Novartis Capital Corp.	1.750%	2/14/25	35	34
Novartis Capital Corp.	3.000%	11/20/25	90	88
Novartis Capital Corp.	2.000%	2/14/27	95	88
Novartis Capital Corp.	3.100%	5/17/27	210	204
Novartis Capital Corp.	2.200%	8/14/30	185	163
Novartis Capital Corp.	4.400%	5/6/44	230	226
Novartis Capital Corp.	4.000%	11/20/45	100	92
Novartis Capital Corp.	2.750%	8/14/50	80	61
PerkinElmer Inc.	0.850%	9/15/24	50	47
PerkinElmer Inc.	3.300%	9/15/29	85	76
Pfizer Inc.	3.200%	9/15/23	100	100
Pfizer Inc.	2.950%	3/15/24	75	74
Pfizer Inc.	3.400%	5/15/24	100	100
Pfizer Inc.	0.800%	5/28/25	100	93
Pfizer Inc.	2.750%	6/3/26	60	58
Pfizer Inc.	3.000%	12/15/26	110	107
Pfizer Inc.	3.600%	9/15/28	85	84
Pfizer Inc.	3.450%	3/15/29	170	164
39

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Pfizer Inc.	2.625%	4/1/30	83	75
	Pfizer Inc.	1.700%	5/28/30	60	51
	Pfizer Inc.	1.750%	8/18/31	230	191
	Pfizer Inc.	4.000%	12/15/36	160	153
	Pfizer Inc.	3.900%	3/15/39	70	65
	Pfizer Inc.	7.200%	3/15/39	50	64
	Pfizer Inc.	2.550%	5/28/40	215	165
	Pfizer Inc.	4.300%	6/15/43	105	101
	Pfizer Inc.	4.400%	5/15/44	130	126
	Pfizer Inc.	4.125%	12/15/46	170	161
	Pfizer Inc.	4.200%	9/15/48	90	87
	Pfizer Inc.	4.000%	3/15/49	110	103
	Pfizer Inc.	2.700%	5/28/50	130	97
[1]	Providence St. Joseph Health Obligated Group	2.700%	10/1/51	20	13
	Quest Diagnostics Inc.	2.950%	6/30/30	80	71
	Regeneron Pharmaceuticals Inc.	1.750%	9/15/30	140	111
	Regeneron Pharmaceuticals Inc.	2.800%	9/15/50	75	50
	Royalty Pharma plc	0.750%	9/2/23	103	99
	Royalty Pharma plc	1.200%	9/2/25	105	95
	Royalty Pharma plc	1.750%	9/2/27	145	126
	Royalty Pharma plc	2.200%	9/2/30	40	32
	Royalty Pharma plc	3.300%	9/2/40	30	22
	Royalty Pharma plc	3.550%	9/2/50	170	117
	Sanofi	3.625%	6/19/28	100	97
	Shire Acquisitions Investments Ireland DAC	2.875%	9/23/23	80	79
	Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	185	177
	Smith & Nephew plc	2.032%	10/14/30	100	79
	Stryker Corp.	3.375%	11/1/25	20	20
	Stryker Corp.	3.500%	3/15/26	75	73
	Stryker Corp.	1.950%	6/15/30	35	29
	Takeda Pharmaceutical Co. Ltd.	4.400%	11/26/23	105	105
	Takeda Pharmaceutical Co. Ltd.	5.000%	11/26/28	295	299
	Takeda Pharmaceutical Co. Ltd.	2.050%	3/31/30	275	230
	Takeda Pharmaceutical Co. Ltd.	3.025%	7/9/40	205	159
	Takeda Pharmaceutical Co. Ltd.	3.175%	7/9/50	205	151
	Takeda Pharmaceutical Co. Ltd.	3.375%	7/9/60	70	51
	Thermo Fisher Scientific Inc.	0.797%	10/18/23	180	174
	Thermo Fisher Scientific Inc.	1.215%	10/18/24	245	232
	Thermo Fisher Scientific Inc.	2.600%	10/1/29	110	100
	Thermo Fisher Scientific Inc.	2.000%	10/15/31	175	147
	Thermo Fisher Scientific Inc.	2.800%	10/15/41	145	112
	Thermo Fisher Scientific Inc.	4.100%	8/15/47	80	75
	UnitedHealth Group Inc.	3.500%	2/15/24	130	130
	UnitedHealth Group Inc.	0.550%	5/15/24	120	114
	UnitedHealth Group Inc.	2.375%	8/15/24	50	49
	UnitedHealth Group Inc.	3.750%	7/15/25	210	209
	UnitedHealth Group Inc.	3.100%	3/15/26	50	49
	UnitedHealth Group Inc.	1.150%	5/15/26	100	91
	UnitedHealth Group Inc.	3.450%	1/15/27	10	10
	UnitedHealth Group Inc.	2.950%	10/15/27	125	119
	UnitedHealth Group Inc.	3.850%	6/15/28	135	133
	UnitedHealth Group Inc.	3.875%	12/15/28	105	103
	UnitedHealth Group Inc.	4.000%	5/15/29	25	25
	UnitedHealth Group Inc.	2.875%	8/15/29	165	151
	UnitedHealth Group Inc.	2.000%	5/15/30	150	128
40

ESG U.S. Corporate Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
UnitedHealth Group Inc.	2.300%	5/15/31	190	163
UnitedHealth Group Inc.	4.200%	5/15/32	95	94
UnitedHealth Group Inc.	4.625%	7/15/35	95	95
UnitedHealth Group Inc.	5.800%	3/15/36	127	140
UnitedHealth Group Inc.	6.875%	2/15/38	180	219
UnitedHealth Group Inc.	3.500%	8/15/39	90	77
UnitedHealth Group Inc.	3.050%	5/15/41	75	60
UnitedHealth Group Inc.	4.250%	3/15/43	25	23
UnitedHealth Group Inc.	4.750%	7/15/45	190	188
UnitedHealth Group Inc.	4.200%	1/15/47	190	176
UnitedHealth Group Inc.	3.750%	10/15/47	135	116
UnitedHealth Group Inc.	4.250%	6/15/48	185	170
UnitedHealth Group Inc.	4.450%	12/15/48	150	143
UnitedHealth Group Inc.	3.700%	8/15/49	50	43
UnitedHealth Group Inc.	2.900%	5/15/50	50	37
UnitedHealth Group Inc.	3.250%	5/15/51	215	168
UnitedHealth Group Inc.	4.750%	5/15/52	150	149
UnitedHealth Group Inc.	3.875%	8/15/59	50	43
UnitedHealth Group Inc.	3.125%	5/15/60	65	48
UnitedHealth Group Inc.	4.950%	5/15/62	200	201
Utah Acquisition Sub Inc.	3.950%	6/15/26	115	108
Utah Acquisition Sub Inc.	5.250%	6/15/46	115	91
Viatris Inc.	1.650%	6/22/25	185	169
Viatris Inc.	2.700%	6/22/30	80	63
Viatris Inc.	3.850%	6/22/40	45	31
Viatris Inc.	4.000%	6/22/50	105	68
Wyeth LLC	6.500%	2/1/34	205	240
Wyeth LLC	5.950%	4/1/37	145	165
Zimmer Biomet Holdings Inc.	1.450%	11/22/24	100	94
Zimmer Biomet Holdings Inc.	3.550%	4/1/25	50	49
Zimmer Biomet Holdings Inc.	2.600%	11/24/31	90	75
Zoetis Inc.	4.500%	11/13/25	100	101
Zoetis Inc.	3.000%	9/12/27	50	47
Zoetis Inc.	2.000%	5/15/30	80	67
Zoetis Inc.	4.700%	2/1/43	110	105
				47,106
Industrials (1.5%)
Amphenol Corp.	2.800%	2/15/30	130	114
Amphenol Corp.	2.200%	9/15/31	40	33
Carrier Global Corp.	2.242%	2/15/25	200	190
Carrier Global Corp.	2.493%	2/15/27	125	115
Carrier Global Corp.	2.722%	2/15/30	150	130
Carrier Global Corp.	2.700%	2/15/31	10	9
Carrier Global Corp.	3.377%	4/5/40	125	99
Carrier Global Corp.	3.577%	4/5/50	260	198
Deere & Co.	3.900%	6/9/42	145	136
Deere & Co.	3.750%	4/15/50	80	74
FedEx Corp.	3.250%	4/1/26	110	107
FedEx Corp.	3.100%	8/5/29	45	41
FedEx Corp.	4.250%	5/15/30	145	142
FedEx Corp.	2.400%	5/15/31	35	30
FedEx Corp.	3.250%	5/15/41	125	97
FedEx Corp.	5.100%	1/15/44	50	48
FedEx Corp.	4.750%	11/15/45	120	111
FedEx Corp.	4.550%	4/1/46	230	207
41

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	FedEx Corp.	4.400%	1/15/47	20	18
	FedEx Corp.	4.050%	2/15/48	95	80
	FedEx Corp.	4.950%	10/17/48	75	72
	FedEx Corp.	5.250%	5/15/50	90	89
	Illinois Tool Works Inc.	2.650%	11/15/26	140	134
	Illinois Tool Works Inc.	3.900%	9/1/42	100	88
[1]	John Deere Capital Corp.	0.450%	1/17/24	60	57
[1]	John Deere Capital Corp.	1.250%	1/10/25	10	10
[1]	John Deere Capital Corp.	3.450%	3/13/25	115	114
	John Deere Capital Corp.	3.400%	6/6/25	180	178
[1]	John Deere Capital Corp.	0.700%	1/15/26	75	68
	Otis Worldwide Corp.	2.056%	4/5/25	128	121
	Otis Worldwide Corp.	2.565%	2/15/30	150	129
	Otis Worldwide Corp.	3.362%	2/15/50	70	52
	Republic Services Inc.	2.500%	8/15/24	70	68
	Republic Services Inc.	3.950%	5/15/28	75	73
	Republic Services Inc.	1.750%	2/15/32	30	24
	Southwest Airlines Co.	5.250%	5/4/25	130	133
	Southwest Airlines Co.	5.125%	6/15/27	255	260
	Trane Technologies Luxembourg Finance SA	3.800%	3/21/29	50	47
	United Parcel Service Inc.	3.900%	4/1/25	129	129
	United Parcel Service Inc.	3.050%	11/15/27	75	73
	United Parcel Service Inc.	3.400%	3/15/29	82	79
	United Parcel Service Inc.	4.450%	4/1/30	67	69
	United Parcel Service Inc.	6.200%	1/15/38	135	159
	United Parcel Service Inc.	3.750%	11/15/47	50	45
	United Parcel Service Inc.	4.250%	3/15/49	75	72
	United Parcel Service Inc.	5.300%	4/1/50	185	206
	United Rentals North America Inc.	3.875%	11/15/27	120	111
	Waste Connections Inc.	4.200%	1/15/33	65	62
	Waste Connections Inc.	2.950%	1/15/52	100	72
	Waste Management Inc.	3.150%	11/15/27	65	62
	Waste Management Inc.	1.500%	3/15/31	70	56
	Waste Management Inc.	4.150%	4/15/32	20	20
	Westinghouse Air Brake Technologies Corp.	3.450%	11/15/26	70	66
	Westinghouse Air Brake Technologies Corp.	4.950%	9/15/28	130	126
	WW Grainger Inc.	4.600%	6/15/45	115	111
					5,214
Materials (1.4%)
	Air Products and Chemicals Inc.	2.050%	5/15/30	195	168
	Air Products and Chemicals Inc.	2.700%	5/15/40	35	28
	Air Products and Chemicals Inc.	2.800%	5/15/50	80	60
	Amcor Flexibles North America Inc.	2.690%	5/25/31	75	62
	AngloGold Ashanti Holdings plc	3.375%	11/1/28	60	53
	Berry Global Inc.	0.950%	2/15/24	115	109
	Berry Global Inc.	1.570%	1/15/26	210	187
	Carlisle Cos. Inc.	2.750%	3/1/30	80	68
	Celanese US Holdings LLC	5.900%	7/5/24	120	121
	Celanese US Holdings LLC	6.050%	3/15/25	270	271
	Celanese US Holdings LLC	6.165%	7/15/27	190	190
	Celanese US Holdings LLC	6.330%	7/15/29	75	75
	Celanese US Holdings LLC	6.379%	7/15/32	95	94
	CF Industries Inc.	5.150%	3/15/34	100	97
	CF Industries Inc.	4.950%	6/1/43	80	71
	CF Industries Inc.	5.375%	3/15/44	65	61
42

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	DuPont de Nemours Inc.	4.205%	11/15/23	225	226
	DuPont de Nemours Inc.	4.493%	11/15/25	205	207
	DuPont de Nemours Inc.	4.725%	11/15/28	125	126
	DuPont de Nemours Inc.	5.319%	11/15/38	155	154
	DuPont de Nemours Inc.	5.419%	11/15/48	210	207
	Eagle Materials Inc.	2.500%	7/1/31	95	74
	Ecolab Inc.	2.700%	11/1/26	95	91
	Ecolab Inc.	2.700%	12/15/51	80	57
	Huntsman International LLC	4.500%	5/1/29	105	97
	International Flavors & Fragrances Inc.	5.000%	9/26/48	20	19
	Martin Marietta Materials Inc.	2.400%	7/15/31	100	82
	Martin Marietta Materials Inc.	3.200%	7/15/51	85	60
	Mosaic Co.	4.250%	11/15/23	105	105
	Newmont Corp.	2.250%	10/1/30	155	127
	Newmont Corp.	2.600%	7/15/32	80	65
	Newmont Corp.	6.250%	10/1/39	70	75
	Newmont Corp.	4.875%	3/15/42	105	100
	Nutrien Ltd.	4.200%	4/1/29	105	102
	Nutrien Ltd.	5.000%	4/1/49	69	68
	Rio Tinto Alcan Inc.	6.125%	12/15/33	120	136
	Sherwin-Williams Co.	3.450%	6/1/27	130	124
	Sherwin-Williams Co.	2.950%	8/15/29	84	75
	Sherwin-Williams Co.	4.500%	6/1/47	120	107
	Suzano Austria GmbH	6.000%	1/15/29	215	215
	Suzano Austria GmbH	5.000%	1/15/30	110	103
	Suzano Austria GmbH	3.750%	1/15/31	125	106
[1]	Suzano Austria GmbH	3.125%	1/15/32	40	32
	Vulcan Materials Co.	3.500%	6/1/30	80	72
	WRKCo Inc.	4.900%	3/15/29	100	100
					4,827
Real Estate (2.0%)
	Alexandria Real Estate Equities Inc.	3.375%	8/15/31	90	80
	Alexandria Real Estate Equities Inc.	2.000%	5/18/32	95	75
	Alexandria Real Estate Equities Inc.	1.875%	2/1/33	113	85
	Alexandria Real Estate Equities Inc.	2.950%	3/15/34	60	51
	Alexandria Real Estate Equities Inc.	3.000%	5/18/51	85	57
	Alexandria Real Estate Equities Inc.	3.550%	3/15/52	95	72
	American Tower Corp.	5.000%	2/15/24	65	66
	American Tower Corp.	2.400%	3/15/25	100	95
	American Tower Corp.	4.000%	6/1/25	90	89
	American Tower Corp.	3.375%	10/15/26	85	80
	American Tower Corp.	2.750%	1/15/27	70	64
	American Tower Corp.	3.550%	7/15/27	65	61
	American Tower Corp.	3.800%	8/15/29	245	226
	American Tower Corp.	2.900%	1/15/30	50	43
	American Tower Corp.	2.100%	6/15/30	65	53
	American Tower Corp.	1.875%	10/15/30	120	95
	American Tower Corp.	3.100%	6/15/50	100	70
	American Tower Corp.	2.950%	1/15/51	75	51
	Boston Properties LP	3.200%	1/15/25	45	44
	Boston Properties LP	3.650%	2/1/26	180	175
	Boston Properties LP	2.750%	10/1/26	70	65
	Boston Properties LP	4.500%	12/1/28	50	49
	Boston Properties LP	3.400%	6/21/29	133	119
	Boston Properties LP	3.250%	1/30/31	120	103
43

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Boston Properties LP	2.550%	4/1/32	90	72
	Boston Properties LP	2.450%	10/1/33	90	68
	Brixmor Operating Partnership LP	4.125%	5/15/29	75	68
	Brixmor Operating Partnership LP	4.050%	7/1/30	140	125
	Camden Property Trust	2.800%	5/15/30	80	71
	Crown Castle Inc.	3.200%	9/1/24	70	69
	Crown Castle Inc.	4.450%	2/15/26	60	60
	Crown Castle Inc.	3.700%	6/15/26	70	68
	Crown Castle Inc.	1.050%	7/15/26	130	114
	Crown Castle Inc.	2.900%	3/15/27	50	46
	Crown Castle Inc.	3.650%	9/1/27	60	57
	Crown Castle Inc.	3.800%	2/15/28	100	94
	Crown Castle Inc.	3.300%	7/1/30	180	160
	Crown Castle Inc.	2.250%	1/15/31	65	53
	Crown Castle Inc.	2.100%	4/1/31	140	112
	Crown Castle Inc.	2.500%	7/15/31	60	49
	Crown Castle Inc.	2.900%	4/1/41	125	90
	Crown Castle Inc.	3.250%	1/15/51	92	65
	Digital Realty Trust LP	3.700%	8/15/27	90	86
	Digital Realty Trust LP	3.600%	7/1/29	120	111
	Equinix Inc.	2.625%	11/18/24	110	106
	Equinix Inc.	3.200%	11/18/29	165	148
	Equinix Inc.	2.150%	7/15/30	80	65
	Equinix Inc.	3.900%	4/15/32	140	127
	ERP Operating LP	4.500%	7/1/44	50	47
	GLP Capital LP	5.250%	6/1/25	75	74
	GLP Capital LP	5.375%	4/15/26	90	89
	GLP Capital LP	5.300%	1/15/29	70	68
	GLP Capital LP	3.250%	1/15/32	70	57
	Healthcare Realty Holdings LP	2.000%	3/15/31	75	58
	Healthpeak Properties Inc.	3.000%	1/15/30	70	62
[1]	Host Hotels & Resorts LP	3.500%	9/15/30	20	17
	Prologis LP	2.250%	4/15/30	125	108
	Prologis LP	1.250%	10/15/30	40	32
	Realty Income Corp.	3.250%	1/15/31	85	76
	Sabra Health Care LP	3.200%	12/1/31	70	56
	Simon Property Group LP	2.000%	9/13/24	55	53
	Simon Property Group LP	3.375%	10/1/24	100	99
	Simon Property Group LP	3.500%	9/1/25	45	44
	Simon Property Group LP	3.300%	1/15/26	160	155
	Simon Property Group LP	3.250%	11/30/26	50	48
	Simon Property Group LP	3.375%	6/15/27	35	33
	Simon Property Group LP	3.375%	12/1/27	120	113
	Simon Property Group LP	2.450%	9/13/29	120	103
	Simon Property Group LP	2.650%	7/15/30	110	95
	Simon Property Group LP	3.250%	9/13/49	98	71
	Simon Property Group LP	3.800%	7/15/50	60	48
	Sun Communities Operating LP	2.700%	7/15/31	155	124
	Ventas Realty LP	4.400%	1/15/29	20	19
	VICI Properties LP	4.750%	2/15/28	130	125
	VICI Properties LP	4.950%	2/15/30	105	100
	VICI Properties LP	5.125%	5/15/32	160	152
	VICI Properties LP	5.625%	5/15/52	85	79
	Welltower Inc.	3.625%	3/15/24	130	129
	Welltower Inc.	4.000%	6/1/25	96	95
44

ESG U.S. Corporate Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Welltower Inc.	4.250%	4/15/28	130	126
Welltower Inc.	3.100%	1/15/30	115	101
Welltower Inc.	2.800%	6/1/31	10	8
				6,716
Technology (12.7%)
Adobe Inc.	3.250%	2/1/25	110	109
Adobe Inc.	2.150%	2/1/27	85	80
Adobe Inc.	2.300%	2/1/30	115	102
Analog Devices Inc.	1.700%	10/1/28	110	96
Analog Devices Inc.	2.100%	10/1/31	95	81
Analog Devices Inc.	2.950%	10/1/51	95	72
Apple Inc.	3.000%	2/9/24	180	179
Apple Inc.	3.450%	5/6/24	205	205
Apple Inc.	2.850%	5/11/24	228	225
Apple Inc.	1.800%	9/11/24	120	116
Apple Inc.	2.750%	1/13/25	160	157
Apple Inc.	2.500%	2/9/25	160	156
Apple Inc.	1.125%	5/11/25	185	173
Apple Inc.	3.200%	5/13/25	25	25
Apple Inc.	0.550%	8/20/25	115	105
Apple Inc.	0.700%	2/8/26	150	136
Apple Inc.	3.250%	2/23/26	490	482
Apple Inc.	2.450%	8/4/26	250	238
Apple Inc.	2.050%	9/11/26	232	217
Apple Inc.	3.350%	2/9/27	205	202
Apple Inc.	3.200%	5/11/27	185	180
Apple Inc.	3.000%	6/20/27	110	107
Apple Inc.	2.900%	9/12/27	280	268
Apple Inc.	3.000%	11/13/27	90	86
Apple Inc.	1.200%	2/8/28	70	61
Apple Inc.	1.400%	8/5/28	210	183
Apple Inc.	3.250%	8/8/29	100	96
Apple Inc.	2.200%	9/11/29	210	188
Apple Inc.	1.650%	5/11/30	250	212
Apple Inc.	1.250%	8/20/30	50	41
Apple Inc.	1.650%	2/8/31	310	258
Apple Inc.	1.700%	8/5/31	90	75
Apple Inc.	3.350%	8/8/32	150	142
Apple Inc.	4.500%	2/23/36	163	168
Apple Inc.	2.375%	2/8/41	110	83
Apple Inc.	3.850%	5/4/43	200	184
Apple Inc.	4.450%	5/6/44	25	25
Apple Inc.	3.450%	2/9/45	100	87
Apple Inc.	4.375%	5/13/45	110	108
Apple Inc.	4.650%	2/23/46	315	322
Apple Inc.	3.850%	8/4/46	185	168
Apple Inc.	4.250%	2/9/47	175	171
Apple Inc.	3.750%	9/12/47	215	193
Apple Inc.	3.750%	11/13/47	260	233
Apple Inc.	2.950%	9/11/49	165	129
Apple Inc.	2.650%	5/11/50	205	150
Apple Inc.	2.400%	8/20/50	145	101
Apple Inc.	2.650%	2/8/51	305	223
Apple Inc.	2.700%	8/5/51	195	144
Apple Inc.	3.950%	8/8/52	175	161
45

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Apple Inc.	2.550%	8/20/60	100	68
	Apple Inc.	2.800%	2/8/61	225	158
	Apple Inc.	2.850%	8/5/61	155	110
	Apple Inc.	4.100%	8/8/62	125	115
	Applied Materials Inc.	3.300%	4/1/27	141	138
	Applied Materials Inc.	1.750%	6/1/30	30	25
	Applied Materials Inc.	4.350%	4/1/47	145	140
	Autodesk Inc.	2.400%	12/15/31	100	83
	Automatic Data Processing Inc.	3.375%	9/15/25	110	109
	Automatic Data Processing Inc.	1.700%	5/15/28	90	81
	Automatic Data Processing Inc.	1.250%	9/1/30	130	106
	Broadcom Corp.	3.625%	1/15/24	95	94
	Broadcom Corp.	3.875%	1/15/27	265	255
	Broadcom Corp.	3.500%	1/15/28	50	46
	Broadcom Inc.	3.150%	11/15/25	82	79
	Broadcom Inc.	3.459%	9/15/26	40	38
[2]	Broadcom Inc.	1.950%	2/15/28	110	94
	Broadcom Inc.	4.110%	9/15/28	230	219
[2]	Broadcom Inc.	4.000%	4/15/29	50	46
	Broadcom Inc.	4.750%	4/15/29	145	143
	Broadcom Inc.	4.150%	11/15/30	185	169
[2]	Broadcom Inc.	2.450%	2/15/31	280	223
[2]	Broadcom Inc.	4.150%	4/15/32	160	143
	Broadcom Inc.	4.300%	11/15/32	175	158
[2]	Broadcom Inc.	2.600%	2/15/33	170	131
[2]	Broadcom Inc.	3.419%	4/15/33	203	167
[2]	Broadcom Inc.	3.469%	4/15/34	225	182
[2]	Broadcom Inc.	3.137%	11/15/35	180	136
[2]	Broadcom Inc.	3.187%	11/15/36	445	330
[2]	Broadcom Inc.	4.926%	5/15/37	217	194
[2]	Broadcom Inc.	3.500%	2/15/41	340	256
[2]	Broadcom Inc.	3.750%	2/15/51	195	144
	Broadridge Financial Solutions Inc.	2.900%	12/1/29	80	70
	Broadridge Financial Solutions Inc.	2.600%	5/1/31	115	97
	CDW LLC	2.670%	12/1/26	100	90
	CDW LLC	3.569%	12/1/31	100	84
	Cintas Corp. No. 2	3.700%	4/1/27	105	104
	Cintas Corp. No. 2	4.000%	5/1/32	75	73
	Cisco Systems Inc.	2.200%	9/20/23	95	94
	Cisco Systems Inc.	3.625%	3/4/24	125	125
	Cisco Systems Inc.	2.950%	2/28/26	105	103
	Cisco Systems Inc.	2.500%	9/20/26	145	139
	Cisco Systems Inc.	5.900%	2/15/39	180	204
	Cisco Systems Inc.	5.500%	1/15/40	125	136
	Citrix Systems Inc.	1.250%	3/1/26	105	103
	Citrix Systems Inc.	4.500%	12/1/27	70	70
	Citrix Systems Inc.	3.300%	3/1/30	40	39
	Corning Inc.	4.375%	11/15/57	115	94
	Corning Inc.	5.450%	11/15/79	90	83
	Dell International LLC	4.000%	7/15/24	110	110
	Dell International LLC	5.850%	7/15/25	90	93
	Dell International LLC	6.020%	6/15/26	475	494
	Dell International LLC	4.900%	10/1/26	217	218
	Dell International LLC	5.300%	10/1/29	130	129
	Dell International LLC	8.100%	7/15/36	50	58
46

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Dell International LLC	3.375%	12/15/41	170	119
	Dell International LLC	8.350%	7/15/46	91	111
[2]	Dell International LLC	3.450%	12/15/51	150	98
	Equifax Inc.	2.600%	12/1/24	145	140
	Equifax Inc.	2.350%	9/15/31	170	137
	Fidelity National Information Services Inc.	0.600%	3/1/24	80	76
	Fidelity National Information Services Inc.	1.150%	3/1/26	160	142
	Fidelity National Information Services Inc.	1.650%	3/1/28	70	60
	Fidelity National Information Services Inc.	2.250%	3/1/31	40	32
	Fidelity National Information Services Inc.	3.100%	3/1/41	70	51
	Fiserv Inc.	3.800%	10/1/23	160	160
	Fiserv Inc.	2.750%	7/1/24	210	205
	Fiserv Inc.	3.850%	6/1/25	60	59
	Fiserv Inc.	3.200%	7/1/26	135	128
	Fiserv Inc.	2.250%	6/1/27	140	126
	Fiserv Inc.	4.200%	10/1/28	135	131
	Fiserv Inc.	3.500%	7/1/29	215	196
	Fiserv Inc.	2.650%	6/1/30	100	85
	Fiserv Inc.	4.400%	7/1/49	212	183
	Hewlett Packard Enterprise Co.	4.450%	10/2/23	50	50
	Hewlett Packard Enterprise Co.	1.450%	4/1/24	120	115
	Hewlett Packard Enterprise Co.	4.900%	10/15/25	175	178
	Hewlett Packard Enterprise Co.	1.750%	4/1/26	60	55
	Hewlett Packard Enterprise Co.	6.350%	10/15/45	140	140
	HP Inc.	2.200%	6/17/25	210	198
	HP Inc.	1.450%	6/17/26	105	94
	HP Inc.	3.000%	6/17/27	100	93
	HP Inc.	4.000%	4/15/29	140	131
	HP Inc.	3.400%	6/17/30	90	78
	HP Inc.	2.650%	6/17/31	140	111
	HP Inc.	4.200%	4/15/32	90	79
	HP Inc.	5.500%	1/15/33	55	53
	HP Inc.	6.000%	9/15/41	158	153
	Intel Corp.	2.875%	5/11/24	60	59
	Intel Corp.	3.400%	3/25/25	150	148
	Intel Corp.	3.700%	7/29/25	150	149
	Intel Corp.	2.600%	5/19/26	65	62
	Intel Corp.	3.750%	3/25/27	75	74
	Intel Corp.	3.150%	5/11/27	180	174
	Intel Corp.	3.750%	8/5/27	150	147
	Intel Corp.	1.600%	8/12/28	105	91
	Intel Corp.	4.000%	8/5/29	85	83
	Intel Corp.	2.450%	11/15/29	170	149
	Intel Corp.	3.900%	3/25/30	160	155
	Intel Corp.	2.000%	8/12/31	125	103
	Intel Corp.	4.150%	8/5/32	120	116
	Intel Corp.	4.000%	12/15/32	205	197
	Intel Corp.	4.600%	3/25/40	50	48
	Intel Corp.	2.800%	8/12/41	120	89
	Intel Corp.	4.800%	10/1/41	75	74
	Intel Corp.	4.900%	7/29/45	35	34
	Intel Corp.	4.100%	5/19/46	90	80
	Intel Corp.	4.100%	5/11/47	155	136
	Intel Corp.	3.734%	12/8/47	320	261
	Intel Corp.	3.250%	11/15/49	285	212
47

ESG U.S. Corporate Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Intel Corp.	4.750%	3/25/50	70	67
Intel Corp.	3.050%	8/12/51	110	79
Intel Corp.	4.900%	8/5/52	95	93
Intel Corp.	3.100%	2/15/60	40	27
Intel Corp.	4.950%	3/25/60	50	48
Intel Corp.	3.200%	8/12/61	90	63
Intel Corp.	5.050%	8/5/62	185	179
International Business Machines Corp.	3.625%	2/12/24	360	359
International Business Machines Corp.	3.000%	5/15/24	215	212
International Business Machines Corp.	3.450%	2/19/26	163	160
International Business Machines Corp.	3.300%	5/15/26	195	189
International Business Machines Corp.	1.700%	5/15/27	155	139
International Business Machines Corp.	4.150%	7/27/27	100	99
International Business Machines Corp.	3.500%	5/15/29	325	307
International Business Machines Corp.	1.950%	5/15/30	180	150
International Business Machines Corp.	4.150%	5/15/39	225	203
International Business Machines Corp.	4.000%	6/20/42	135	117
International Business Machines Corp.	4.250%	5/15/49	230	204
International Business Machines Corp.	2.950%	5/15/50	125	88
KLA Corp.	4.650%	11/1/24	88	89
KLA Corp.	4.100%	3/15/29	145	144
KLA Corp.	4.650%	7/15/32	100	102
KLA Corp.	3.300%	3/1/50	95	74
KLA Corp.	4.950%	7/15/52	155	156
KLA Corp.	5.250%	7/15/62	80	82
Lam Research Corp.	3.750%	3/15/26	85	85
Lam Research Corp.	4.000%	3/15/29	165	162
Lam Research Corp.	1.900%	6/15/30	65	55
Lam Research Corp.	4.875%	3/15/49	105	107
Lam Research Corp.	2.875%	6/15/50	170	125
Marvell Technology Inc.	2.950%	4/15/31	90	74
Microchip Technology Inc.	2.670%	9/1/23	60	59
Microchip Technology Inc.	0.972%	2/15/24	220	209
Microchip Technology Inc.	4.250%	9/1/25	145	144
Micron Technology Inc.	4.663%	2/15/30	80	75
Micron Technology Inc.	2.703%	4/15/32	100	78
Microsoft Corp.	3.625%	12/15/23	180	180
Microsoft Corp.	2.875%	2/6/24	290	287
Microsoft Corp.	2.700%	2/12/25	165	162
Microsoft Corp.	3.125%	11/3/25	270	266
Microsoft Corp.	2.400%	8/8/26	345	330
Microsoft Corp.	3.300%	2/6/27	420	413
Microsoft Corp.	3.500%	2/12/35	140	134
Microsoft Corp.	3.450%	8/8/36	215	202
Microsoft Corp.	4.100%	2/6/37	65	65
Microsoft Corp.	4.450%	11/3/45	35	36
Microsoft Corp.	3.700%	8/8/46	216	199
Microsoft Corp.	4.250%	2/6/47	160	160
Microsoft Corp.	2.525%	6/1/50	530	386
Microsoft Corp.	2.921%	3/17/52	654	516
Microsoft Corp.	4.500%	2/6/57	85	88
Microsoft Corp.	2.675%	6/1/60	365	260
Microsoft Corp.	3.041%	3/17/62	190	145
Motorola Solutions Inc.	4.600%	5/23/29	100	96
Motorola Solutions Inc.	2.300%	11/15/30	90	72
48

ESG U.S. Corporate Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Motorola Solutions Inc.	2.750%	5/24/31	65	53
NetApp Inc.	1.875%	6/22/25	100	93
NVIDIA Corp.	0.584%	6/14/24	120	114
NVIDIA Corp.	3.200%	9/16/26	150	148
NVIDIA Corp.	1.550%	6/15/28	60	52
NVIDIA Corp.	2.850%	4/1/30	130	117
NVIDIA Corp.	2.000%	6/15/31	80	68
NVIDIA Corp.	3.500%	4/1/40	140	120
NVIDIA Corp.	3.500%	4/1/50	155	129
NXP BV	4.875%	3/1/24	95	95
NXP BV	4.300%	6/18/29	145	137
NXP BV	3.400%	5/1/30	115	102
NXP BV	2.500%	5/11/31	110	89
NXP BV	2.650%	2/15/32	20	16
NXP BV	5.000%	1/15/33	125	121
NXP BV	3.250%	5/11/41	95	69
Oracle Corp.	2.400%	9/15/23	381	374
Oracle Corp.	3.400%	7/8/24	235	232
Oracle Corp.	2.950%	11/15/24	170	165
Oracle Corp.	2.500%	4/1/25	300	285
Oracle Corp.	2.950%	5/15/25	255	245
Oracle Corp.	1.650%	3/25/26	275	248
Oracle Corp.	2.650%	7/15/26	295	272
Oracle Corp.	2.800%	4/1/27	265	243
Oracle Corp.	3.250%	11/15/27	175	162
Oracle Corp.	2.300%	3/25/28	205	178
Oracle Corp.	2.950%	4/1/30	315	268
Oracle Corp.	2.875%	3/25/31	170	141
Oracle Corp.	4.300%	7/8/34	255	222
Oracle Corp.	3.900%	5/15/35	35	28
Oracle Corp.	3.850%	7/15/36	130	104
Oracle Corp.	3.800%	11/15/37	160	125
Oracle Corp.	6.500%	4/15/38	155	159
Oracle Corp.	6.125%	7/8/39	160	158
Oracle Corp.	3.600%	4/1/40	325	237
Oracle Corp.	5.375%	7/15/40	245	221
Oracle Corp.	3.650%	3/25/41	175	128
Oracle Corp.	4.500%	7/8/44	160	128
Oracle Corp.	4.125%	5/15/45	195	146
Oracle Corp.	4.000%	7/15/46	310	227
Oracle Corp.	4.000%	11/15/47	140	102
Oracle Corp.	3.600%	4/1/50	396	270
Oracle Corp.	3.950%	3/25/51	370	266
Oracle Corp.	4.375%	5/15/55	200	150
Oracle Corp.	3.850%	4/1/60	285	189
Oracle Corp.	4.100%	3/25/61	155	108
Qorvo Inc.	4.375%	10/15/29	100	89
QUALCOMM Inc.	2.900%	5/20/24	95	94
QUALCOMM Inc.	3.450%	5/20/25	75	74
QUALCOMM Inc.	3.250%	5/20/27	122	119
QUALCOMM Inc.	1.300%	5/20/28	20	17
QUALCOMM Inc.	2.150%	5/20/30	285	249
QUALCOMM Inc.	4.650%	5/20/35	60	61
QUALCOMM Inc.	4.800%	5/20/45	135	136
QUALCOMM Inc.	4.300%	5/20/47	180	169
49

ESG U.S. Corporate Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	QUALCOMM Inc.	3.250%	5/20/50	125	102
	QUALCOMM Inc.	4.500%	5/20/52	25	24
	Quanta Services Inc.	2.900%	10/1/30	110	93
	RELX Capital Inc.	4.000%	3/18/29	135	130
	RELX Capital Inc.	3.000%	5/22/30	55	49
	Roper Technologies Inc.	4.200%	9/15/28	75	73
	Roper Technologies Inc.	1.750%	2/15/31	20	16
[2]	S&P Global Inc.	2.450%	3/1/27	150	140
[2]	S&P Global Inc.	2.700%	3/1/29	130	118
[2]	S&P Global Inc.	4.250%	5/1/29	70	69
[2]	S&P Global Inc.	2.900%	3/1/32	135	120
[2]	S&P Global Inc.	3.700%	3/1/52	110	95
	Salesforce Inc.	0.625%	7/15/24	110	104
	Salesforce Inc.	3.700%	4/11/28	175	173
	Salesforce Inc.	1.500%	7/15/28	45	39
	Salesforce Inc.	1.950%	7/15/31	155	131
	Salesforce Inc.	2.700%	7/15/41	130	99
	Salesforce Inc.	2.900%	7/15/51	205	152
	Salesforce Inc.	3.050%	7/15/61	120	86
	ServiceNow Inc.	1.400%	9/1/30	163	128
	Texas Instruments Inc.	1.375%	3/12/25	90	85
	Texas Instruments Inc.	2.250%	9/4/29	70	62
	Texas Instruments Inc.	3.875%	3/15/39	70	65
	Texas Instruments Inc.	4.150%	5/15/48	145	139
	TSMC Arizona Corp.	1.750%	10/25/26	150	136
	TSMC Arizona Corp.	3.875%	4/22/27	70	69
	TSMC Arizona Corp.	2.500%	10/25/31	125	106
	TSMC Arizona Corp.	4.250%	4/22/32	130	128
	TSMC Arizona Corp.	3.250%	10/25/51	140	112
	TSMC Arizona Corp.	4.500%	4/22/52	100	98
	Verisk Analytics Inc.	4.000%	6/15/25	211	209
	VMware Inc.	1.000%	8/15/24	90	84
	VMware Inc.	4.500%	5/15/25	40	40
	VMware Inc.	1.400%	8/15/26	175	154
	VMware Inc.	3.900%	8/21/27	160	153
	VMware Inc.	1.800%	8/15/28	95	79
	VMware Inc.	4.700%	5/15/30	125	119
	VMware Inc.	2.200%	8/15/31	70	55
	Western Digital Corp.	4.750%	2/15/26	240	231
	Workday Inc.	3.500%	4/1/27	135	129
	Workday Inc.	3.700%	4/1/29	180	169
	Workday Inc.	3.800%	4/1/32	170	155
	Xilinx Inc.	2.950%	6/1/24	80	79
	Xilinx Inc.	2.375%	6/1/30	85	74
					42,884
Utilities (0.1%)
	American Water Capital Corp.	6.593%	10/15/37	62	71
50

ESG U.S. Corporate Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
American Water Capital Corp.	3.750%	9/1/47	85	72
Commonwealth Edison Co.	4.000%	3/1/48	75	67
				210
Total Investments (98.6%) (Cost $379,675)				333,636
Other Assets and Liabilities—Net (1.4%)				4,672
Net Assets (100%)				338,308
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2022, the aggregate value was $8,501,000, representing 2.5% of net assets.
3	Securities with a value of $37,000 have been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	December 2022	1	208	—
Ultra 10-Year U.S. Treasury Note	December 2022	7	876	(5)
				(5)

Short Futures Contracts
10-Year U.S. Treasury Note	December 2022	(1)	(117)	1
Long U.S. Treasury Bond	December 2022	(3)	(407)	4
				5
				—
See accompanying Notes, which are an integral part of the Financial Statements.
51

ESG U.S. Corporate Bond ETF
Statement of Assets and Liabilities
As of August 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Unaffiliated Issuers (Cost $379,675)	333,636
Investment in Vanguard	12
Cash	523
Receivables for Investment Securities Sold	3,274
Receivables for Accrued Income	3,529
Variation Margin Receivable—Futures Contracts	3
Total Assets	340,977
Liabilities
Payables for Investment Securities Purchased	2,651
Payables to Vanguard	18
Total Liabilities	2,669
Net Assets	338,308
At August 31, 2022, net assets consisted of:

Paid-in Capital	389,893
Total Distributable Earnings (Loss)	(51,585)
Net Assets	338,308

Net Assets
Applicable to 5,400,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	338,308
Net Asset Value Per Share	$62.65
See accompanying Notes, which are an integral part of the Financial Statements.
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ESG U.S. Corporate Bond ETF
Statement of Operations

Year Ended August 31, 2022
($000)
Investment Income
Income
Interest	6,861
Total Income	6,861
Expenses
The Vanguard Group—Note B
Investment Advisory Services	5
Management and Administrative	255
Marketing and Distribution	16
Custodian Fees	15
Auditing Fees	38
Shareholders’ Reports	11
Trustees’ Fees and Expenses	—
Other Expenses	8
Total Expenses	348
Expenses Paid Indirectly	(2)
Net Expenses	346
Net Investment Income	6,515
Realized Net Gain (Loss)
Investment Securities Sold	(6,320)
Futures Contracts	45
Realized Net Gain (Loss)	(6,275)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(47,712)
Futures Contracts	(6)
Change in Unrealized Appreciation (Depreciation)	(47,718)
Net Increase (Decrease) in Net Assets Resulting from Operations	(47,478)
See accompanying Notes, which are an integral part of the Financial Statements.
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ESG U.S. Corporate Bond ETF
Statement of Changes in Net Assets

	Year Ended August 31, 2022	September 22, 2020[1] to August 31, 2021
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,515	1,987
Realized Net Gain (Loss)	(6,275)	(97)
Change in Unrealized Appreciation (Depreciation)	(47,718)	1,679
Net Increase (Decrease) in Net Assets Resulting from Operations	(47,478)	3,569
Distributions
Total Distributions	(6,003)	(1,673)
Capital Share Transactions
Issued	174,694	215,199
Issued in Lieu of Cash Distributions	—	—
Redeemed	—	—
Net Increase (Decrease) from Capital Share Transactions	174,694	215,199
Total Increase (Decrease)	121,213	217,095
Net Assets
Beginning of Period	217,095	—
End of Period	338,308	217,095
1	Inception.
See accompanying Notes, which are an integral part of the Financial Statements.
54

ESG U.S. Corporate Bond ETF
Financial Highlights
	Year Ended August 31, 2022	September 22 2020[1] to August 31, 2021
For a Share Outstanding Throughout Each Period
Net Asset Value, Beginning of Period	$74.86	$75.00
Investment Operations
Net Investment Income[2]	1.542	1.211
Net Realized and Unrealized Gain (Loss) on Investments	(12.307)	(.330)
Total from Investment Operations	(10.765)	.881
Distributions
Dividends from Net Investment Income	(1.445)	(1.021)
Distributions from Realized Capital Gains	—	—
Total Distributions	(1.445)	(1.021)
Net Asset Value, End of Period	$62.65	$74.86
Total Return	-14.54%	1.20%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$338	$217
Ratio of Total Expenses to Average Net Assets	0.12%[3]	0.12%[4]
Ratio of Net Investment Income to Average Net Assets	2.26%	1.74%[4]
Portfolio Turnover Rate[5]	34%	24%
1	Inception.
2	Calculated based on average shares outstanding.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.12%.
4	Annualized.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
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ESG U.S. Corporate Bond ETF
Notes to Financial Statements
Vanguard ESG U.S. Corporate Bond ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange, Inc.; they can be purchased and sold through a broker.
Certain of the fund's investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2022, the fund’s average investments in long and short futures contracts represented 1% and 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
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ESG U.S. Corporate Bond ETF
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Interest income is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
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ESG U.S. Corporate Bond ETF
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2022, the fund had contributed to Vanguard capital in the amount of $12,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2022, custodian fee offset arrangements reduced the fund’s expenses by $2,000 (an annual rate of less than 0.01% of average net assets).
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments and derivatives as of August 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Corporate Bonds	—	333,636	—	333,636

Derivative Financial Instruments
Assets
Futures Contracts[1]	5	—	—	5
Liabilities
Futures Contracts[1]	5	—	—	5
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
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ESG U.S. Corporate Bond ETF
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	826
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(6,372)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(46,039)
The tax character of distributions paid was as follows:
	Year Ended August 31, 2022	Period Ended August 31, 2021
	Amount ($000)	Amount ($000)
Ordinary Income*	6,003	1,673
Long-Term Capital Gains	—	—
Total	6,003	1,673
*	Includes short-term capital gains, if any.
As of August 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	379,675
Gross Unrealized Appreciation	96
Gross Unrealized Depreciation	(46,135)
Net Unrealized Appreciation (Depreciation)	(46,039)
F.  During the year ended August 31, 2022, the fund purchased $251,230,000 of investment securities and sold $75,644,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $22,162,000 and $22,215,000, respectively. Purchases and sales include $171,627,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2022, such purchases were $311,000 and sales were $330,000, resulting in net realized loss of $37,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
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ESG U.S. Corporate Bond ETF
G.  Capital shares issued and redeemed were:
	Year Ended August 31,	September 22, 2020[1] to August 31,
	2022	2021
	Shares (000)	Shares (000)
Issued	2,500	2,900
Issued in Lieu of Cash Distributions	—	—
Redeemed	—	—
Net Increase (Decrease) in Shares Outstanding	2,500	2,900
1	Inception.
H.  Management has determined that no events or transactions occurred subsequent to August 31, 2022, that would require recognition or disclosure in these financial statements.
60

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard ESG U.S. Corporate Bond ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard ESG U.S. Corporate Bond ETF (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, and the statement of changes in net assets, including the related notes, and the financial highlights for the year ended August 31, 2022 and for the period September 22, 2020 (inception) to August 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended August 31, 2022 and for the period September 22, 2020 (inception) to August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 20, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
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Tax information (unaudited)
The fund hereby designates $5,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates 82.8%, or if subsequently determined to be different, the maximum percentage allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.
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Trustees Approve Advisory Arrangement
The board of trustees of Vanguard ESG U.S. Corporate Bond ETF has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decisions upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board reviewed the quality of the investment management services provided to the fund since its inception in 2020; it also took into account the organizational depth and stability of the advisor and noted that Vanguard has been managing investments for more than four decades. The Fixed Income Group adheres to sound, disciplined investment management processes; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
Investment performance
The board considered the performance of the fund since its inception in 2020, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
Cost
The board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were below its peer-group average.
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The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that Vanguard’s arrangement with the fund ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.
64

Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard World Fund approved the appointment of liquidity risk management program administrators responsible for administering Vanguard ESG U.S. Corporate Bond ETF’s Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2021, through December 31, 2021 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

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You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
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All rights reserved.
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Q41580 102022

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)       Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended August 31, 2022: $714,000
Fiscal Year Ended August 31, 2021: $687,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended August 31, 2022: $10,494,508
Fiscal Year Ended August 31, 2021: $11,244,694

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)        Audit-Related Fees.

Fiscal Year Ended August 31, 2022: $2,757,764
Fiscal Year Ended August 31, 2021: $2,955,181

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)       Tax Fees.

Fiscal Year Ended August 31, 2022: $5,202,689
Fiscal Year Ended August 31, 2021: $2,047,574

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)       All Other Fees.

Fiscal Year Ended August 31, 2022: $298,000
Fiscal Year Ended August 31, 2021: $280,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)        (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)       For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)       Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2022: $5,500,689
Fiscal Year Ended August 31, 2021: $2,327,574

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)       For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)    Code of Ethics filed herewith.

(a)(2)    Certifications filed herewith.

(b)        Certifications field herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WORLD FUND

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: October 18, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WORLD FUND

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: October 18, 2022

VANGUARD WORLD FUND

BY:	/s/ CHRISTINE BUCHANAN*

CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: October 18, 2022

* By:	/s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney  filed on October 11, 2022 (see File Number 333-11763), Incorporated by Reference.